(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Fifty

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent Accountants	36	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

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(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Fifty Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Fifty - CL A	-5.95%	-16.20%
Fidelity Adv Fifty - CL A (incl. 5.75% sales charge)	-11.36%	-21.02%
S&P 500®	-12.22%	-21.74%
Capital Appreciation Funds Average	-16.15%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500®) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the funds capital appreciation average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Fifty - CL A	-5.95%	-12.80%
Fidelity Adv Fifty - CL A (incl. 5.75% sales charge)	-11.36%	-16.72%
S&P 500®	-12.22%	-17.30%
Capital Appreciation Funds Average	-16.15%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor Fifty Fund - Class A
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Class A on August 16, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have been $7,898 - a 21.02% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,826 - a 21.74% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap value funds average was 1.11%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fidelity Advisor Fifty Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Fifty - CL T	-6.17%	-16.40%
Fidelity Adv Fifty - CL T (incl. 3.50% sales charge)	-9.46%	-19.33%
S&P 500	-12.22%	-21.74%
Capital Appreciation Funds Average	-16.15%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the funds capital appreciation average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Fifty - CL T	-6.17%	-12.96%
Fidelity Adv Fifty - CL T (incl. 3.50% sales charge)	-9.46%	-15.34%
S&P 500	-12.22%	-17.30%
Capital Appreciation Funds Average	-16.15%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Fifty Fund - Class T on August 16, 2000, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have been $8,067 - a 19.33% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,826 - a 21.74% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap value funds average was 1.11%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fidelity Advisor Fifty Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Fifty - CL B	-6.63%	-16.90%
Fidelity Adv Fifty - CL B (incl. contingent deferred sales charge)	-11.30%	-20.22%
S&P 500	-12.22%	-21.74%
Capital Appreciation Funds Average	-16.15%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the funds capital appreciation average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Fifty - CL B	-6.63%	-13.37%
Fidelity Adv Fifty - CL B (incl. contingent deferred sales charge)	-11.30%	-16.07%
S&P 500	-12.22%	-17.30%
Capital Appreciation Funds Average	-16.15%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor Fifty Fund - Class B
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Fifty Fund - Class B on August 16, 2000, when the fund started. As the chart shows, by November 30, 2001, the value of the investment including the effect of the applicable contingent deferred sales charge would have been $7,978 - a 20.22% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,826 - a 21.74% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap value funds average was 1.11%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fidelity Advisor Fifty Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Fifty - CL C	-6.64%	-17.00%
Fidelity Adv Fifty - CL C (incl. contingent deferred sales charge)	-7.57%	-17.00%
S&P 500	-12.22%	-21.74%
Capital Appreciation Funds Average	-16.15%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the funds capital appreciation average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Fifty - CL C	-6.64%	-13.45%
Fidelity Adv Fifty - CL C (incl. contingent deferred sales charge)	-7.57%	-13.45%
S&P 500	-12.22%	-17.30%
Capital Appreciation Funds Average	-16.15%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Fifty Fund - Class C on August 16, 2000, when the fund started. As the chart shows, by November 30, 2001, the value of the investment including the effect of the applicable contingent deferred sales charge would have been $8,300 - a 17.00% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,826 - a 21.74% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap value funds average was 1.11%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with John Muresianu, Portfolio Manager of Fidelity Advisor Fifty Fund

Q. How did the fund perform, John?

A. Pretty well in a very tough market. For the 12-month period that ended November 30, 2001, the fund's Class A, Class T, Class B, and Class C shares returned -5.95%, -6.17%, -6.63% and -6.64%, respectively. In comparison, the fund's benchmark, the Standard & Poor's 500 Index, declined 12.22% and the capital appreciation funds average as tracked by Lipper Inc. fell 16.15% during the same period.

Q. What helped the fund outperform the S&P 500 index and its Lipper peer group average during the past year?

A. I kept the fund positioned in what I felt were the most undervalued areas of the stock market - energy, basic materials and mid-cap value. All three of these areas made positive contributions to the fund's relative performance as the excess enthusiasm for other, more richly valued sectors, such as information technology and telecommunication services, continued to unwind. Most significantly, having a large exposure to basic materials stocks - at roughly 30% of the fund's total net assets throughout the period - was extremely beneficial, as these stocks were the best-performing group in the index. The fund also got a relative performance boost by owning virtually no technology, which was the worst-performing sector as a result of weakening fundamentals and a collapse in valuations.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Did you make any adjustments to your major investment strategies since your last report to shareholders six months ago?

A. No, I didn't. In fact, the continued decline of the equity markets actually strengthened my conviction. Based on my market analysis - which takes into account structural changes in the economy, the potential for extreme stock reversals based on shifts in market sentiment, and historical pattern analysis - I saw no need to alter my strategy. I heavily overweighted energy because I felt the sector remained undervalued based on the massive underinvestment in the exploration and production of oil and gas during the past decade, coupled with the country's continued heavy reliance on these energy sources. The fund also had a sizable position in gold-mining companies, for two reasons: the potential for inflation should the economy become overheated in response to the Federal Reserve Board's aggressive monetary easing this year; and the potential for the heightened demand for gold should the economic recession persist and put further strain on the financial system. Another strategy was to focus on mid-cap stocks because of the category's attractive valuations. At the same time, we had little or no exposure to three areas that I viewed as too expensive: large-cap stocks, and the technology and biotechnology sectors.

Q. Despite their poor performance during the past year, these latter three areas bounced back sharply since their two-week decline after the terrorist attacks on September 11. Did this rally cause you to re-assess anything?

A. No, it didn't. Wall Street and the financial media spun this rally as a positive event, suggesting that the sudden market decline produced attractive buying opportunities. I had a different take. To me, September 11 and the market's volatile reaction since those attacks only weakened the longer-term case for these three overvalued stock groups by adding a layer of uncertainty to the economy - a historically big deterrent to stock performance. In addition, the aftermath of the attacks could constrict global commerce and weaken corporate earnings going forward, as companies intensify their security and rethink their international marketing and travel budgets.

Q. What holdings were top performers? Which disappointed?

A. The fund's top contributors were gold-mining companies Newmont Mining and Placer Dome, each of which rose more than 20%. Investors bid up the price of container and packaging manufacturer Ball on the notion that its business would remain relatively immune from the economic recession. On the down side, while being overweighted in energy stocks boosted our relative return, some oil producers and energy services firms, including Schlumberger, Exxon Mobil and Burlington Resources, underperformed as oil prices declined. Elsewhere, Bethlehem Steel, another detractor, filed for bankruptcy in October.

Q. What's your outlook, John?

A. My strategies are typically long-term ones that I'm often willing to be patient with until the dynamics underpinning them change. Currently, I believe many growth sectors are significantly overvalued. The market's price appreciation during the past decade, by and large, was not supported by underlying fundamentals, such as earnings growth. With this in mind, shareholders should expect the fund to remain invested in the least expensive market areas until overall valuations decline to historically normal trend averages.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by investing mainly in securities, normally 50 to 60 stocks, of domestic and foreign issuers

Start date: August 16, 2000

Size: as of November 30, 2001, more than $35 million

Manager: John Muresianu, since inception; joined Fidelity in 1986

3

John Muresianu on the risk level in the current equity markets:

"The fund's current conservative positioning - via its large weightings in energy, basic materials and utilities - reflects my conviction that the level of risk in the equity markets is greater than what Wall Street generally believes. I hold this view for two primary reasons. First, I feel that stock market valuations are generally too high. Enron, the natural gas company that recently filed for bankruptcy, is a perfect case study to illustrate this point. While Enron's price-to-earnings multiple appeared high before the stock's collapse, the stock was really much more expensive than it looked because reported earnings were actually overstated due to extremely aggressive accounting. In my opinion, the company resorted to aggressive accounting in order to maintain a steady growth rate in its quarterly earnings reports. Using aggressive accounting to achieve a targeted growth rate was the only way of sustaining the stock's high multiple, which was necessary not only for acquisitions but for attracting and keeping the best employees. This corporate mentality has become more common, resulting in the deterioration in the quality of earnings across the entire market. More companies have used creative off-balance-sheet strategies to hide debt and other liabilities, and many others have taken ´one-time' charges that they've excluded from their calculations of ´operating earnings.'

Second, I don't think geopolitical uncertainty is being adequately priced into the markets. Although oil prices have come down during the past few months, the terrorist attacks of September 11 confirmed my belief that the U.S.' dependence on imported oil is a bigger deal than many investors may have previously thought."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Newmont Mining Corp.	13.2	11.4
Burlington Resources, Inc.	9.0	10.3
Exxon Mobil Corp.	8.1	9.1
Schlumberger Ltd. (NY Shares)	6.7	7.2
Barrick Gold Corp.	5.8	5.5
American Electric Power Co., Inc.	4.3	3.9
Placer Dome, Inc.	3.8	3.2
Southern Co.	3.7	2.7
AT&T Corp.	3.3	1.6
Nabors Industries, Inc.	2.7	2.9
	60.6
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	42.5	50.6
Materials	29.2	26.5
Utilities	12.0	9.4
Industrials	5.1	3.4
Telecommunication Services	3.4	1.7
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 96.2%		Stocks 96.8%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	20.5%	** Foreign investments	19.0%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.5%
Jack in the Box, Inc. (a)	4,880	$ 126,294
Outback Steakhouse, Inc. (a)	970	30,186
Starbucks Corp. (a)	1,900	33,668
		190,148
Household Durables - 0.1%
Maytag Corp.	450	13,019
Textiles & Apparel - 0.2%
Wolverine World Wide, Inc.	4,560	68,354
TOTAL CONSUMER DISCRETIONARY		271,521
CONSUMER STAPLES - 2.1%
Food & Drug Retailing - 0.1%
Albertson's, Inc.	1,820	61,079
Tobacco - 2.0%
Philip Morris Companies, Inc.	14,880	701,890
TOTAL CONSUMER STAPLES		762,969
ENERGY - 42.5%
Energy Equipment & Services - 15.5%
Baker Hughes, Inc.	6,280	207,052
BJ Services Co. (a)	25,580	712,659
ENSCO International, Inc.	2,790	56,135
GlobalSantaFe Corp.	3,730	90,266
Grey Wolf, Inc. (a)	248,440	683,210
Nabors Industries, Inc. (a)	30,320	955,080
Noble Drilling Corp. (a)	6,420	189,390
Precision Drilling Corp. (a)	910	21,551
Schlumberger Ltd. (NY Shares)	49,380	2,370,734
Transocean Sedco Forex, Inc.	940	26,602
Weatherford International, Inc. (a)	6,040	202,159
		5,514,838
Oil & Gas - 27.0%
Anadarko Petroleum Corp.	4,560	236,664
Apache Corp.	19,030	875,190
Burlington Resources, Inc.	91,000	3,197,739
ChevronTexaco Corp.	5,240	445,452
Conoco, Inc.	13,820	378,253
Devon Energy Corp.	23,820	819,170
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Exxon Mobil Corp.	77,140	$ 2,885,036
Newfield Exploration Co. (a)	4,560	140,904
Phillips Petroleum Co.	3,648	202,938
Royal Dutch Petroleum Co. (NY Shares)	8,050	389,137
Spinnaker Exploration Co. (a)	870	36,079
		9,606,562
TOTAL ENERGY		15,121,400
FINANCIALS - 1.1%
Diversified Financials - 1.1%
JAFCO Co. Ltd.	2,700	197,131
Nomura Holdings, Inc.	13,000	180,139
		377,270
INDUSTRIALS - 5.1%
Aerospace & Defense - 1.5%
General Dynamics Corp.	6,280	522,182
Building Products - 1.1%
American Standard Companies, Inc. (a)	6,390	405,765
Commercial Services & Supplies - 0.9%
Deluxe Corp.	4,560	180,211
R.R. Donnelley & Sons Co.	4,560	133,608
		313,819
Construction & Engineering - 1.2%
Fluor Corp.	2,750	104,088
Jacobs Engineering Group, Inc. (a)	5,000	344,750
		448,838
Industrial Conglomerates - 0.3%
Norsk Hydro AS	2,500	96,924
Machinery - 0.1%
Stewart & Stevenson Services, Inc.	2,680	47,838
TOTAL INDUSTRIALS		1,835,366
MATERIALS - 29.2%
Containers & Packaging - 0.7%
Ball Corp.	3,615	247,700
Metals & Mining - 27.5%
Alcan, Inc.	9,120	328,700
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Alcoa, Inc.	2,740	$ 105,764
Barrick Gold Corp.	137,130	2,070,594
Massey Energy Corp.	14,690	261,041
Newmont Mining Corp.	239,220	4,705,456
Pechiney SA Series A	3,400	166,084
Phelps Dodge Corp.	21,590	773,570
Placer Dome, Inc.	125,060	1,355,632
		9,766,841
Paper & Forest Products - 1.0%
Bowater, Inc.	870	41,838
Georgia-Pacific Group	10,030	321,562
		363,400
TOTAL MATERIALS		10,377,941
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 3.4%
AT&T Corp.	66,550	1,163,960
Verizon Communications, Inc.	1,000	47,000
		1,210,960
UTILITIES - 12.0%
Electric Utilities - 12.0%
Ameren Corp.	13,400	547,792
American Electric Power Co., Inc.	36,960	1,524,600
Entergy Corp.	10,830	399,627
Exelon Corp.	6,390	285,058
Northeast Utilities	9,120	158,688
Public Service Enterprise Group, Inc.	980	39,739
Southern Co.	57,510	1,308,353
		4,263,857
TOTAL COMMON STOCKS (Cost $37,624,861)		34,221,284
Money Market Funds - 23.2%

Fidelity Cash Central Fund, 2.23% (b)	1,328,561	1,328,561
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	6,944,100	6,944,100
TOTAL MONEY MARKET FUNDS (Cost $8,272,661)		8,272,661
Cash Equivalents - 0.1%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 2.11%, dated 11/30/01 due 12/3/01 (Cost $37,000)	$ 37,007	$ 37,000
TOTAL INVESTMENT PORTFOLIO - 119.5% (Cost $45,934,522)		42,530,945
NET OTHER ASSETS - (19.5)%		(6,951,101)
NET ASSETS - 100%		$ 35,579,844
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.5%
Canada	10.6
Netherlands Antilles	6.7
Netherlands	1.1
Japan	1.1
Others (individually less than 1%)	1.0
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $22,535,113 and $13,411,366, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,864 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $45,985,241. Net unrealized depreciation aggregated $3,454,296, of which $2,235,642 related to appreciated investment securities and $5,689,938 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $1,693,000 of which $346,000 and $1,347,000 will expire on November 30, 2008 and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $43,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $6,764,975 and repurchase agreements of $37,000) (cost $45,934,522) - See accompanying schedule		$ 42,530,945
Foreign currency held at value (cost $6)		6
Receivable for fund shares sold		58,696
Dividends receivable		92,665
Interest receivable		2,725
Other receivables		1,439
Total assets		42,686,476
Liabilities
Payable to custodian bank	$ 3,589
Payable for fund shares redeemed	59,300
Accrued management fee	20,969
Distribution fees payable	20,920
Other payables and accrued expenses	57,754
Collateral on securities loaned, at value	6,944,100
Total liabilities		7,106,632
Net Assets		$ 35,579,844
Net Assets consist of:
Paid in capital		$ 40,770,162
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,786,922)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,403,396)
Net Assets		$ 35,579,844

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,453,176 ÷ 531,228 shares)	$8.38
Maximum offering price per share (100/94.25 of $8.38)	$8.89
Class T: Net Asset Value and redemption price per share ($13,163,152 ÷ 1,574,664 shares)	$8.36
Maximum offering price per share (100/96.50 of $8.36)	$8.66
Class B: Net Asset Value and offering price per share ($10,664,382 ÷ 1,282,761 shares) A	$8.31
Class C: Net Asset Value and offering price per share ($6,507,795 ÷ 783,792 shares) A	$8.30
Institutional Class: Net Asset Value, offering price and redemption price per share ($791,339 ÷ 94,041 shares)	$8.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Dividends		$ 528,833
Interest		51,497
Security lending		5,704
Total income		586,034
Expenses
Management fee	$ 210,757
Transfer agent fees	114,809
Distribution fees	254,816
Accounting and security lending fees	61,724
Non-interested trustees' compensation	112
Custodian fees and expenses	12,601
Registration fees	139,343
Audit	22,838
Legal	141
Miscellaneous	7,830
Total expenses before reductions	824,971
Expense reductions	(26,828)	798,143
Net investment income (loss)		(212,109)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,234,639)
Foreign currency transactions	(643)	(1,235,282)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,655,798)
Assets and liabilities in foreign currencies	198	(1,655,600)
Net gain (loss)		(2,890,882)
Net increase (decrease) in net assets resulting from operations		$ (3,102,991)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	August 16, 2000 (commencement of operations) to November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (212,109)	$ (2,057)
Net realized gain (loss)	(1,235,282)	(551,214)
Change in net unrealized appreciation (depreciation)	(1,655,600)	(1,747,796)
Net increase (decrease) in net assets resulting from operations	(3,102,991)	(2,301,067)
Share transactions - net increase (decrease)	9,911,262	31,072,640
Total increase (decrease) in net assets	6,808,271	28,771,573
Net Assets
Beginning of period	28,771,573	-
End of period	$ 35,579,844	$ 28,771,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.01
Net realized and unrealized gain (loss)	(.52)	(1.10)
Total from investment operations	(.53)	(1.09)
Net asset value, end of period	$ 8.38	$ 8.91
Total Return B, C, D	(5.95)%	(10.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.78%	3.16% A
Expenses net of voluntary waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.74%	1.68% A
Net investment income (loss)	(.13)%	.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,453	$ 4,712
Portfolio turnover rate	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	.00
Net realized and unrealized gain (loss)	(.51)	(1.09)
Total from investment operations	(.55)	(1.09)
Net asset value, end of period	$ 8.36	$ 8.91
Total Return B, C, D	(6.17)%	(10.90)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.10%	3.41% A
Expenses net of voluntary waivers, if any	2.00%	2.00% A
Expenses net of all reductions	1.99%	1.93% A
Net investment income (loss)	(.38)%	.15% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,163	$ 9,967
Portfolio turnover rate	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.90	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.01)
Net realized and unrealized gain (loss)	(.51)	(1.09)
Total from investment operations	(.59)	(1.10)
Net asset value, end of period	$ 8.31	$ 8.90
Total Return B, C, D	(6.63)%	(11.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.56%	3.96% A
Expenses net of voluntary waivers, if any	2.50%	2.50% A
Expenses net of all reductions	2.49%	2.43% A
Net investment income (loss)	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,664	$ 7,630
Portfolio turnover rate	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.01)
Net realized and unrealized gain (loss)	(.51)	(1.10)
Total from investment operations	(.59)	(1.11)
Net asset value, end of period	$ 8.30	$ 8.89
Total Return B, C, D	(6.64)%	(11.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.51%	3.89% A
Expenses net of voluntary waivers, if any	2.50%	2.50% A
Expenses net of all reductions	2.49%	2.43% A
Net investment income (loss)	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,508	$ 6,005
Portfolio turnover rate	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.92	$ 10.00
Income from Investment Operations
Net investment income D	.01	.02
Net realized and unrealized gain (loss)	(.52)	(1.10)
Total from investment operations	(.51)	(1.08)
Net asset value, end of period	$ 8.41	$ 8.92
Total Return B, C	(5.72)%	(10.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.54%	3.11% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.49%	1.43% A
Net investment income	.12%	.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 791	$ 457
Portfolio turnover rate	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 13,122	$ 260
Class T	.25%	.25%	64,121	338
Class B	.75%	.25%	107,237	80,576
Class C	.75%	.25%	70,336	48,940
			$ 254,816	$ 130,114

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 20,704	$ 6,606
Class T	38,842	10,070
Class B	24,948	24,948 *
Class C	5,920	5,920 *
	$ 90,414	$ 47,544

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 15,012.29
Class T	45,825.36
Class B	33,348.31
Class C	18,874.27
Institutional Class	1,750.30
	$ 114,809

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $42,330 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 1,723
Class T	2.00%	13,362
Class B	2.50%	5,842
Class C	2.50%	942
Institutional Class	1.50%	262
		$ 22,131

Certain security trades were directed to brokers who paid $4,697 of the fund's expenses.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	August 16, 2000 (commencement of operations) to November 30,	Year ended November 30,	August 16, 2000 (commencement of operations) to November 30,
	2001	2000	2001	2000

Class A Shares sold	199,349	545,186	$ 1,880,426	$ 5,228,946
Shares redeemed	(196,936)	(16,371)	(1,810,462)	(148,454)
Net increase (decrease)	2,413	528,815	$ 69,964	$ 5,080,492
Class T Shares sold	940,662	1,174,156	$ 8,845,360	$ 11,281,285
Shares redeemed	(485,117)	(55,037)	(4,507,999)	(510,940)
Net increase (decrease)	455,545	1,119,119	$ 4,337,361	$ 10,770,345
Class B Shares sold	743,367	877,315	$ 7,009,131	$ 8,390,239
Shares redeemed	(318,009)	(19,912)	(2,915,541)	(183,616)
Net increase (decrease)	425,358	857,403	$ 4,093,590	$ 8,206,623
Class C Shares sold	277,711	726,375	$ 2,619,406	$ 6,977,415
Shares redeemed	(169,123)	(51,171)	(1,581,786)	(466,441)
Net increase (decrease)	108,588	675,204	$ 1,037,620	$ 6,510,974
Institutional Class Shares sold	58,409	51,486	$ 517,650	$ 506,260
Shares redeemed	(15,642)	(212)	(144,923)	(2,054)
Net increase (decrease)	42,767	51,274	$ 372,727	$ 504,206

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 10, 2002

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

John Muresianu, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AFIF-ANN-0102 153154
1.750683.101

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Fifty

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent Accountants	30	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Fifty Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Fifty - Inst CL	-5.72%	-15.90%
S&P 500®	-12.22%	-21.74%
Capital Appreciation Funds Average	-16.15%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500SM  Index (S&P 500®) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the funds capital appreciation average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Fifty - Inst CL	-5.72%	-12.56%
S&P 500	-12.22%	-17.30%
Capital Appreciation Funds Average	-16.15%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor Fifty Fund - Institutional Class
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Institutional Class on August 16, 2000, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have been $8,410 - a 15.90% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,826 - a 21.74% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap value funds average was 1.11%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with John Muresianu, Portfolio Manager of Fidelity Advisor Fifty Fund

Q. How did the fund perform, John?

A. Pretty well in a very tough market. For the 12-month period that ended November 30, 2001, the fund's Institutional Class shares returned -5.72%. In comparison, the fund's benchmark, the Standard & Poor's 500 Index, declined 12.22% and the capital appreciation funds average as tracked by Lipper Inc. fell 16.15% during the same period.

Q. What helped the fund outperform the S&P 500 index and its Lipper peer group average during the past year?

A. I kept the fund positioned in what I felt were the most undervalued areas of the stock market - energy, basic materials and mid-cap value. All three of these areas made positive contributions to the fund's relative performance as the excess enthusiasm for other, more richly valued sectors, such as information technology and telecommunication services, continued to unwind. Most significantly, having a large exposure to basic materials stocks - at roughly 30% of the fund's total net assets throughout the period - was extremely beneficial, as these stocks were the best-performing group in the index. The fund also got a relative performance boost by owning virtually no technology, which was the worst-performing sector as a result of weakening fundamentals and a collapse in valuations.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Did you make any adjustments to your major investment strategies since your last report to shareholders six months ago?

A. No, I didn't. In fact, the continued decline of the equity markets actually strengthened my conviction. Based on my market analysis - which takes into account structural changes in the economy, the potential for extreme stock reversals based on shifts in market sentiment, and historical pattern analysis - I saw no need to alter my strategy. I heavily overweighted energy because I felt the sector remained undervalued based on the massive underinvestment in the exploration and production of oil and gas during the past decade, coupled with the country's continued heavy reliance on these energy sources. The fund also had a sizable position in gold-mining companies, for two reasons: the potential for inflation should the economy become overheated in response to the Federal Reserve Board's aggressive monetary easing this year; and the potential for the heightened demand for gold should the economic recession persist and put further strain on the financial system. Another strategy was to focus on mid-cap stocks because of the category's attractive valuations. At the same time, we had little or no exposure to three areas that I viewed as too expensive: large-cap stocks, and the technology and biotechnology sectors.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Despite their poor performance during the past year, these latter three areas bounced back sharply since their two-week decline after the terrorist attacks on September 11. Did this rally cause you to re-assess anything?

A. No, it didn't. Wall Street and the financial media spun this rally as a positive event, suggesting that the sudden market decline produced attractive buying opportunities. I had a different take. To me, September 11 and the market's volatile reaction since those attacks only weakened the longer-term case for these three overvalued stock groups by adding a layer of uncertainty to the economy - a historically big deterrent to stock performance. In addition, the aftermath of the attacks could constrict global commerce and weaken corporate earnings going forward, as companies intensify their security and rethink their international marketing and travel budgets.

Q. What holdings were top performers? Which disappointed?

A. The fund's top contributors were gold-mining companies Newmont Mining and Placer Dome, each of which rose more than 20%. Investors bid up the price of container and packaging manufacturer Ball on the notion that its business would remain relatively immune from the economic recession. On the down side, while being overweighted in energy stocks boosted our relative return, some oil producers and energy services firms, including Schlumberger, Exxon Mobil and Burlington Resources, underperformed as oil prices declined. Elsewhere, Bethlehem Steel, another detractor, filed for bankruptcy in October.

Q. What's your outlook, John?

A. My strategies are typically long-term ones that I'm often willing to be patient with until the dynamics underpinning them change. Currently, I believe many growth sectors are significantly overvalued. The market's price appreciation during the past decade, by and large, was not supported by underlying fundamentals, such as earnings growth. With this in mind, shareholders should expect the fund to remain invested in the least expensive market areas until overall valuations decline to historically normal trend averages.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by investing mainly in securities, normally 50 to 60 stocks, of domestic and foreign issuers

Start date: August 16, 2000

Size: as of November 30, 2001, more than $35 million

Manager: John Muresianu, since inception; joined Fidelity in 1986

3

John Muresianu on the risk level in the current equity markets:

"The fund's current conservative positioning - via its large weightings in energy, basic materials and utilities - reflects my conviction that the level of risk in the equity markets is greater than what Wall Street generally believes. I hold this view for two primary reasons. First, I feel that stock market valuations are generally too high. Enron, the natural gas company that recently filed for bankruptcy, is a perfect case study to illustrate this point. While Enron's price-to-earnings multiple appeared high before the stock's collapse, the stock was really much more expensive than it looked because reported earnings were actually overstated due to extremely aggressive accounting. In my opinion, the company resorted to aggressive accounting in order to maintain a steady growth rate in its quarterly earnings reports. Using aggressive accounting to achieve a targeted growth rate was the only way of sustaining the stock's high multiple, which was necessary not only for acquisitions but for attracting and keeping the best employees. This corporate mentality has become more common, resulting in the deterioration in the quality of earnings across the entire market. More companies have used creative off-balance-sheet strategies to hide debt and other liabilities, and many others have taken ´one-time' charges that they've excluded from their calculations of ´operating earnings.'

Second, I don't think geopolitical uncertainty is being adequately priced into the markets. Although oil prices have come down during the past few months, the terrorist attacks of September 11 confirmed my belief that the U.S.' dependence on imported oil is a bigger deal than many investors may have previously thought."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Newmont Mining Corp.	13.2	11.4
Burlington Resources, Inc.	9.0	10.3
Exxon Mobil Corp.	8.1	9.1
Schlumberger Ltd. (NY Shares)	6.7	7.2
Barrick Gold Corp.	5.8	5.5
American Electric Power Co., Inc.	4.3	3.9
Placer Dome, Inc.	3.8	3.2
Southern Co.	3.7	2.7
AT&T Corp.	3.3	1.6
Nabors Industries, Inc.	2.7	2.9
	60.6
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	42.5	50.6
Materials	29.2	26.5
Utilities	12.0	9.4
Industrials	5.1	3.4
Telecommunication Services	3.4	1.7
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 96.2%		Stocks 96.8%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	20.5%	** Foreign investments	19.0%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.5%
Jack in the Box, Inc. (a)	4,880	$ 126,294
Outback Steakhouse, Inc. (a)	970	30,186
Starbucks Corp. (a)	1,900	33,668
		190,148
Household Durables - 0.1%
Maytag Corp.	450	13,019
Textiles & Apparel - 0.2%
Wolverine World Wide, Inc.	4,560	68,354
TOTAL CONSUMER DISCRETIONARY		271,521
CONSUMER STAPLES - 2.1%
Food & Drug Retailing - 0.1%
Albertson's, Inc.	1,820	61,079
Tobacco - 2.0%
Philip Morris Companies, Inc.	14,880	701,890
TOTAL CONSUMER STAPLES		762,969
ENERGY - 42.5%
Energy Equipment & Services - 15.5%
Baker Hughes, Inc.	6,280	207,052
BJ Services Co. (a)	25,580	712,659
ENSCO International, Inc.	2,790	56,135
GlobalSantaFe Corp.	3,730	90,266
Grey Wolf, Inc. (a)	248,440	683,210
Nabors Industries, Inc. (a)	30,320	955,080
Noble Drilling Corp. (a)	6,420	189,390
Precision Drilling Corp. (a)	910	21,551
Schlumberger Ltd. (NY Shares)	49,380	2,370,734
Transocean Sedco Forex, Inc.	940	26,602
Weatherford International, Inc. (a)	6,040	202,159
		5,514,838
Oil & Gas - 27.0%
Anadarko Petroleum Corp.	4,560	236,664
Apache Corp.	19,030	875,190
Burlington Resources, Inc.	91,000	3,197,739
ChevronTexaco Corp.	5,240	445,452
Conoco, Inc.	13,820	378,253
Devon Energy Corp.	23,820	819,170
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Exxon Mobil Corp.	77,140	$ 2,885,036
Newfield Exploration Co. (a)	4,560	140,904
Phillips Petroleum Co.	3,648	202,938
Royal Dutch Petroleum Co. (NY Shares)	8,050	389,137
Spinnaker Exploration Co. (a)	870	36,079
		9,606,562
TOTAL ENERGY		15,121,400
FINANCIALS - 1.1%
Diversified Financials - 1.1%
JAFCO Co. Ltd.	2,700	197,131
Nomura Holdings, Inc.	13,000	180,139
		377,270
INDUSTRIALS - 5.1%
Aerospace & Defense - 1.5%
General Dynamics Corp.	6,280	522,182
Building Products - 1.1%
American Standard Companies, Inc. (a)	6,390	405,765
Commercial Services & Supplies - 0.9%
Deluxe Corp.	4,560	180,211
R.R. Donnelley & Sons Co.	4,560	133,608
		313,819
Construction & Engineering - 1.2%
Fluor Corp.	2,750	104,088
Jacobs Engineering Group, Inc. (a)	5,000	344,750
		448,838
Industrial Conglomerates - 0.3%
Norsk Hydro AS	2,500	96,924
Machinery - 0.1%
Stewart & Stevenson Services, Inc.	2,680	47,838
TOTAL INDUSTRIALS		1,835,366
MATERIALS - 29.2%
Containers & Packaging - 0.7%
Ball Corp.	3,615	247,700
Metals & Mining - 27.5%
Alcan, Inc.	9,120	328,700
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Alcoa, Inc.	2,740	$ 105,764
Barrick Gold Corp.	137,130	2,070,594
Massey Energy Corp.	14,690	261,041
Newmont Mining Corp.	239,220	4,705,456
Pechiney SA Series A	3,400	166,084
Phelps Dodge Corp.	21,590	773,570
Placer Dome, Inc.	125,060	1,355,632
		9,766,841
Paper & Forest Products - 1.0%
Bowater, Inc.	870	41,838
Georgia-Pacific Group	10,030	321,562
		363,400
TOTAL MATERIALS		10,377,941
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 3.4%
AT&T Corp.	66,550	1,163,960
Verizon Communications, Inc.	1,000	47,000
		1,210,960
UTILITIES - 12.0%
Electric Utilities - 12.0%
Ameren Corp.	13,400	547,792
American Electric Power Co., Inc.	36,960	1,524,600
Entergy Corp.	10,830	399,627
Exelon Corp.	6,390	285,058
Northeast Utilities	9,120	158,688
Public Service Enterprise Group, Inc.	980	39,739
Southern Co.	57,510	1,308,353
		4,263,857
TOTAL COMMON STOCKS (Cost $37,624,861)		34,221,284
Money Market Funds - 23.2%

Fidelity Cash Central Fund, 2.23% (b)	1,328,561	1,328,561
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	6,944,100	6,944,100
TOTAL MONEY MARKET FUNDS (Cost $8,272,661)		8,272,661
Cash Equivalents - 0.1%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 2.11%, dated 11/30/01 due 12/3/01 (Cost $37,000)	$ 37,007	$ 37,000
TOTAL INVESTMENT PORTFOLIO - 119.5% (Cost $45,934,522)		42,530,945
NET OTHER ASSETS - (19.5)%		(6,951,101)
NET ASSETS - 100%		$ 35,579,844
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.5%
Canada	10.6
Netherlands Antilles	6.7
Netherlands	1.1
Japan	1.1
Others (individually less than 1%)	1.0
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $22,535,113 and $13,411,366, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,864 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $45,985,241. Net unrealized depreciation aggregated $3,454,296, of which $2,235,642 related to appreciated investment securities and $5,689,938 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $1,693,000 of which $346,000 and $1,347,000 will expire on November 30, 2008 and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $43,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $6,764,975 and repurchase agreements of $37,000) (cost $45,934,522) - See accompanying schedule		$ 42,530,945
Foreign currency held at value (cost $6)		6
Receivable for fund shares sold		58,696
Dividends receivable		92,665
Interest receivable		2,725
Other receivables		1,439
Total assets		42,686,476
Liabilities
Payable to custodian bank	$ 3,589
Payable for fund shares redeemed	59,300
Accrued management fee	20,969
Distribution fees payable	20,920
Other payables and accrued expenses	57,754
Collateral on securities loaned, at value	6,944,100
Total liabilities		7,106,632
Net Assets		$ 35,579,844
Net Assets consist of:
Paid in capital		$ 40,770,162
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,786,922)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,403,396)
Net Assets		$ 35,579,844

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,453,176 ÷ 531,228 shares)	$8.38
Maximum offering price per share (100/94.25 of $8.38)	$8.89
Class T: Net Asset Value and redemption price per share ($13,163,152 ÷ 1,574,664 shares)	$8.36
Maximum offering price per share (100/96.50 of $8.36)	$8.66
Class B: Net Asset Value and offering price per share ($10,664,382 ÷ 1,282,761 shares) A	$8.31
Class C: Net Asset Value and offering price per share ($6,507,795 ÷ 783,792 shares) A	$8.30
Institutional Class: Net Asset Value, offering price and redemption price per share ($791,339 ÷ 94,041 shares)	$8.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Dividends		$ 528,833
Interest		51,497
Security lending		5,704
Total income		586,034
Expenses
Management fee	$ 210,757
Transfer agent fees	114,809
Distribution fees	254,816
Accounting and security lending fees	61,724
Non-interested trustees' compensation	112
Custodian fees and expenses	12,601
Registration fees	139,343
Audit	22,838
Legal	141
Miscellaneous	7,830
Total expenses before reductions	824,971
Expense reductions	(26,828)	798,143
Net investment income (loss)		(212,109)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,234,639)
Foreign currency transactions	(643)	(1,235,282)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,655,798)
Assets and liabilities in foreign currencies	198	(1,655,600)
Net gain (loss)		(2,890,882)
Net increase (decrease) in net assets resulting from operations		$ (3,102,991)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	August 16, 2000 (commencement of operations) to November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (212,109)	$ (2,057)
Net realized gain (loss)	(1,235,282)	(551,214)
Change in net unrealized appreciation (depreciation)	(1,655,600)	(1,747,796)
Net increase (decrease) in net assets resulting from operations	(3,102,991)	(2,301,067)
Share transactions - net increase (decrease)	9,911,262	31,072,640
Total increase (decrease) in net assets	6,808,271	28,771,573
Net Assets
Beginning of period	28,771,573	-
End of period	$ 35,579,844	$ 28,771,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.01
Net realized and unrealized gain (loss)	(.52)	(1.10)
Total from investment operations	(.53)	(1.09)
Net asset value, end of period	$ 8.38	$ 8.91
Total Return B, C, D	(5.95)%	(10.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.78%	3.16% A
Expenses net of voluntary waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.74%	1.68% A
Net investment income (loss)	(.13)%	.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,453	$ 4,712
Portfolio turnover rate	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	.00
Net realized and unrealized gain (loss)	(.51)	(1.09)
Total from investment operations	(.55)	(1.09)
Net asset value, end of period	$ 8.36	$ 8.91
Total Return B, C, D	(6.17)%	(10.90)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.10%	3.41% A
Expenses net of voluntary waivers, if any	2.00%	2.00% A
Expenses net of all reductions	1.99%	1.93% A
Net investment income (loss)	(.38)%	.15% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,163	$ 9,967
Portfolio turnover rate	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.90	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.01)
Net realized and unrealized gain (loss)	(.51)	(1.09)
Total from investment operations	(.59)	(1.10)
Net asset value, end of period	$ 8.31	$ 8.90
Total Return B, C, D	(6.63)%	(11.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.56%	3.96% A
Expenses net of voluntary waivers, if any	2.50%	2.50% A
Expenses net of all reductions	2.49%	2.43% A
Net investment income (loss)	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,664	$ 7,630
Portfolio turnover rate	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.01)
Net realized and unrealized gain (loss)	(.51)	(1.10)
Total from investment operations	(.59)	(1.11)
Net asset value, end of period	$ 8.30	$ 8.89
Total Return B, C, D	(6.64)%	(11.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.51%	3.89% A
Expenses net of voluntary waivers, if any	2.50%	2.50% A
Expenses net of all reductions	2.49%	2.43% A
Net investment income (loss)	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,508	$ 6,005
Portfolio turnover rate	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.92	$ 10.00
Income from Investment Operations
Net investment income D	.01	.02
Net realized and unrealized gain (loss)	(.52)	(1.10)
Total from investment operations	(.51)	(1.08)
Net asset value, end of period	$ 8.41	$ 8.92
Total Return B, C	(5.72)%	(10.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.54%	3.11% A
Expenses net of voluntary waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.49%	1.43% A
Net investment income	.12%	.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 791	$ 457
Portfolio turnover rate	38%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 13,122	$ 260
Class T	.25%	.25%	64,121	338
Class B	.75%	.25%	107,237	80,576
Class C	.75%	.25%	70,336	48,940
			$ 254,816	$ 130,114

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 20,704	$ 6,606
Class T	38,842	10,070
Class B	24,948	24,948 *
Class C	5,920	5,920 *
	$ 90,414	$ 47,544

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 15,012.29
Class T	45,825.36
Class B	33,348.31
Class C	18,874.27
Institutional Class	1,750.30
	$ 114,809

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $42,330 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 1,723
Class T	2.00%	13,362
Class B	2.50%	5,842
Class C	2.50%	942
Institutional Class	1.50%	262
		$ 22,131

Certain security trades were directed to brokers who paid $4,697 of the fund's expenses.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	August 16, 2000 (commencement of operations) to November 30,	Year ended November 30,	August 16, 2000 (commencement of operations) to November 30,
	2001	2000	2001	2000

Class A Shares sold	199,349	545,186	$ 1,880,426	$ 5,228,946
Shares redeemed	(196,936)	(16,371)	(1,810,462)	(148,454)
Net increase (decrease)	2,413	528,815	$ 69,964	$ 5,080,492
Class T Shares sold	940,662	1,174,156	$ 8,845,360	$ 11,281,285
Shares redeemed	(485,117)	(55,037)	(4,507,999)	(510,940)
Net increase (decrease)	455,545	1,119,119	$ 4,337,361	$ 10,770,345
Class B Shares sold	743,367	877,315	$ 7,009,131	$ 8,390,239
Shares redeemed	(318,009)	(19,912)	(2,915,541)	(183,616)
Net increase (decrease)	425,358	857,403	$ 4,093,590	$ 8,206,623
Class C Shares sold	277,711	726,375	$ 2,619,406	$ 6,977,415
Shares redeemed	(169,123)	(51,171)	(1,581,786)	(466,441)
Net increase (decrease)	108,588	675,204	$ 1,037,620	$ 6,510,974
Institutional Class Shares sold	58,409	51,486	$ 517,650	$ 506,260
Shares redeemed	(15,642)	(212)	(144,923)	(2,054)
Net increase (decrease)	42,767	51,274	$ 372,727	$ 504,206

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 10, 2002

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

John Muresianu, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropolous

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AFIFI-ANN-0102 153154
1.750684.101

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Asset Allocation

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	41	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	50	Notes to the financial statements.
Report of Independent Accountants	59	The auditors' opinion.
Distributions	60

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Asset Allocation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Asset Allocation - CL A	-9.13%	1.61%
Fidelity Adv Asset Allocation - CL A (incl. 5.75% sales charge)	-14.35%	-4.23%
Fidelity Adv Asset Allocation Composite	-5.59%	4.09%
S&P 500 ®	-12.22%	-3.59%
LB Aggregate Bond	11.16%	21.48%
LB 3 Month T-Bill	4.90%	16.24%
Flexible Portfolio Funds Average	-5.04%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Fidelity® Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index (S&P 500®), the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3-Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class A's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 246 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL A	-9.13%	0.55%
Fidelity Adv Asset Allocation - CL A (incl. 5.75% sales charge)	-14.35%	-1.47%
Fidelity Adv Asset Allocation Composite	-5.59%	1.38%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have been $9,577 - a 4.23% decrease on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have been $9,641 - a 3.59% decrease. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $12,148 - a 21.48% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,409 - a 4.09% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Annual Report

Fidelity Advisor Asset Allocation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL T	-9.35%	0.83%
Fidelity Adv Asset Allocation - CL T (incl. 3.50% sales charge)	-12.52%	-2.69%
Fidelity Adv Asset Allocation Composite	-5.59%	4.09%
S&P 500	-12.22%	-3.59%
LB Aggregate Bond	11.16%	21.48%
LB 3 Month T-Bill	4.90%	16.24%
Flexible Portfolio Funds Average	-5.04%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class T's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 246 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL T	-9.35%	0.28%
Fidelity Adv Asset Allocation - CL T (incl. 3.50% sales charge)	-12.52%	-0.93%
Fidelity Adv Asset Allocation Composite	-5.59%	1.38%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have been $9,731 - a 2.69% decrease on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have been $9,641 - a 3.59% decrease. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $12,148 - a 21.48% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,409 - a 4.09% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Annual Report

Fidelity Advisor Asset Allocation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total returns are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL B	-9.80%	-0.46%
Fidelity Adv Asset Allocation - CL B (incl. contingent deferred sales charge)	-14.27%	-3.39%
Fidelity Adv Asset Allocation Composite	-5.59%	4.09%
S&P 500	-12.22%	-3.59%
LB Aggregate Bond	11.16%	21.48%
LB 3 Month T-Bill	4.90%	16.24%
Flexible Portfolio Funds Average	-5.04%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class B's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 246 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL B	-9.80%	-0.16%
Fidelity Adv Asset Allocation - CL B (incl. contingent deferred sales charge)	-14.27%	-1.17%
Fidelity Adv Asset Allocation Composite	-5.59%	1.38%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $9,661 - a 3.39% decrease on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have been $9,641 - a 3.59% decrease. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $12,148 - a 21.48% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,409 - a 4.09% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Annual Report

Fidelity Advisor Asset Allocation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total returns are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL C	-9.73%	-0.47%
Fidelity Adv Asset Allocation - CL C (incl. contingent deferred sales charge)	-10.62%	-0.47%
Fidelity Adv Asset Allocation Composite	-5.59%	4.09%
S&P 500	-12.22%	-3.59%
LB Aggregate Bond	11.16%	21.48%
LB 3 Month T-Bill	4.90%	16.24%
Flexible Portfolio Funds Average	-5.04%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class C's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 246 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL C	-9.73%	-0.16%
Fidelity Adv Asset Allocation - CL C (incl. contingent deferred sales charge)	-10.62%	-0.16%
Fidelity Adv Asset Allocation Composite	-5.59%	1.38%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have been $9,953 - a 0.47% decrease on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have been $9,641 - a 3.59% decrease. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $12,148 - a 21.48% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,409 - a 4.09% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Stock markets rebounded in October and November of 2001, as some indicators pointed to new signs of life in the U.S. economy. But the overall 12-month period ending November 30, 2001, was a major disappointment for equities. In that time, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%; the technology-rich NASDAQ Composite® Index dropped 25.48%; and the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks - declined 3.66%. The steep decline in U.S. economic growth and scores of earnings disappointments, layoffs and corporate bankruptcies battered the market throughout the year. The Federal Reserve Board intervened with 10 interest-rate cuts, but those actions had little immediate effect. Investment-grade bonds, on the other hand, were the prime beneficiaries of the poor stock market environment. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, advanced 11.16% during the past year. Corporate bonds were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 13.32% during the past 12 months. Treasuries generally had a solid year, but lost ground in November as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 9.85% over the past 12 months. Meanwhile, the Lehman Brothers U.S. Agency Index was up 11.46% and the Lehman Brothers Mortgage-Backed Securities Index was up 10.38%.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Asset Allocation Fund

Q. How did the fund perform, Dick?

A. For the one-year period that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned -9.13%, -9.35%, -9.80% and -9.73%, respectively. That performance trailed the flexible portfolio funds average tracked by Lipper Inc., which declined 5.04%, and the Fidelity Advisor Asset Allocation Composite Index, which fell 5.59% during the same period.

Q. What asset allocation strategies did you pursue during the past 12 months?

A. I continued to emphasize equities, allocating just over 72% to stocks on average during the period. The fund's neutral allocation mix typically calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term and money market instruments. Assuming a more cautious stance and scaling back on the fund's equity weighting early in the period allowed us to sidestep the full brunt of the market's precipitous decline during that time. In the summer, I shifted the allocation back in favor of stocks, which I felt would outperform with the building blocks of an economic recovery seemingly falling into place. This move, however, proved premature as the risk of a more prolonged period of sluggishness, heightened by the tragic events of September 11, dragged the market lower. Despite a sharp snapback during the final two months of the period, equities still significantly underperformed bonds during the year, as investors responded to uncertainty by seeking refuge in safer investments. So, having even the slightest emphasis on equities hurt relative to the index and our Lipper peers, which held a smaller concentration in stocks on average. Conversely, our fixed-income strategy paid off nicely. While we remained underweighted in strong-performing investment-grade bonds, which hurt, we more than made up for it through good security selection in the fund's out-of-benchmark allocation to high-yield securities.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the fund's equity investments pan out?

A. The equity portion of the fund modestly trailed the S&P 500 during the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the period with a negative return. Bruce Herring - who directed the fund's equity investments for much of the period - deserves credit for effectively navigating the subportfolio through the market's turbulence and maintaining a performance advantage over the index up until September's indiscriminate sell-off in the market. Bruce's slight value bias worked well for most of the year, as the market turned its back on growth stocks and focused more intently on near-term fundamentals and valuations. We benefited from underweighting technology and offensively positioning the fund in both consumer and industrial cyclicals in anticipation of an economic recovery. While this generally was an effective strategy leading up to September - and again in the fourth quarter - it hurt us in the weeks following the 9/11 attacks when we lost all of our advantage over the index and then some. Top contributors during the year included retailer Office Depot, military munitions supplier Alliant Techsystems, as well as tobacco and rail stocks Philip Morris and CSX, respectively. On the down side, insurer Conseco disappointed, as did energy trader Enron, retailer Kmart and PC maker Gateway. We sold off Enron, Gateway and Alliant Techsystems during the period.

Q. What drove the fund's bond subportfolio?

A. The fund's high-yield investments helped the most, as Matt Conti managed to beat the composite index by a healthy margin. Reflecting his conservative style, he reoriented the portfolio to have a higher-quality, income-focused structure, which helped us avoid some of the severe credit problems that plagued several corporate issuers during the period. Diversification was key, as he shed exposure to a weak telecommunications sector and increased investments in stronger areas of the market such as health, finance and utilities, while capturing an attractive yield advantage over Treasuries. Meanwhile, the fund's investment-grade holdings, managed by Charlie Morrison, continued to produce strong results. During a time of aggressive Fed easings and significant yield curve steepening, he added corporates opportunistically to what had been an all-Treasury portfolio, which proved wise as these securities strongly outperformed Treasuries during the period. Yield curve positioning and timely trading also proved critical to Charlie's success this past year.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What about the fund's short-term/money market investments?

A. On average during the past year, we invested the strategic cash portion of the fund in a Fidelity money market mutual fund managed by John Todd. Given their conservative nature in a volatile environment, these investments generally did what they're designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

A. Fiscal and monetary policy are working in tandem, which is usually a very powerful force for the economy. Couple that with falling energy prices, no inflation, company fundamentals likely bottoming and ready to improve, record-wide yield spread levels in the bond markets and default rates nearing their peak, and I feel we now have the ingredients for a more positive environment for higher-risk assets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk

Start date: December 28, 1998

Size: as of November 30, 2001, more than $119 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann on the timing of a market recovery:

"The events of September 11 probably accelerated a final downward leg in the economy before an upswing, potentially hastening U.S. equity markets in their bottoming process - a process that was well underway prior to the 9/11 attacks.

"Earlier in the period, in the face of an unusual synchronized global economic slowdown, Europe and other regions of the world were reluctant to cut interest rates because of inflation issues. But after the September attacks, most central banks began to try to lower rates in an effort to stem the decline - a big positive now that everyone's on the same page.

"If you line up your positive and negative market factors on a ledger, most of the negatives from just a few months ago have shifted over into the positive column, yet the market has only recently begun to respond to the move. So, I would rather maintain a focus on higher-risk assets now - when the list looks much more positive - than when it was chock-full of negatives last year at this time. Back then, we saw considerably higher short-term interest rates, a Fed that was not cutting rates, earnings peaking, no fiscal stimulus, and massive amounts of debt and equity underwriting flooding the market with supply. It's been a lengthy process, but we've finally taken some of those risks out of the equation."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	2.9	2.2
Pfizer, Inc.	2.7	1.8
Clear Channel Communications, Inc.	2.6	1.9
HealthSouth Corp.	2.5	1.1
Radio One, Inc.	2.5	1.9
General Electric Co.	2.2	2.5
Exxon Mobil Corp.	2.0	1.4
Wal-Mart Stores, Inc.	1.9	0.1
Bank One Corp.	1.9	1.0
Intel Corp.	1.8	0.6
	23.0
Market Sectors as of November 30, 2001
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	14.5	12.1
Information Technology	13.0	8.7
Health Care	11.5	7.4
Financials	10.0	12.0
Industrials	10.0	10.6
Consumer Staples	5.3	2.5
Energy	3.3	3.4
Telecommunication Services	3.0	3.0
Materials	1.5	3.1
Utilities	0.1	0.6
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stock Class 76%		Stock Class 77%
	Bond Class 23%		Bond Class 23%
	Short-Term Class 1%		Short-Term Class 0%
* Foreign investments	3%	** Foreign investments	4%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts.

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 72.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.3%
Hotels, Restaurants & Leisure - 1.9%
Applebee's International, Inc.	13,600	$ 453,424
Harrah's Entertainment, Inc. (a)	43,100	1,389,113
International Game Technology (a)	3,100	192,169
Starbucks Corp. (a)	13,300	235,676
		2,270,382
Household Durables - 1.6%
Beazer Homes USA, Inc. (a)	2,200	147,400
Black & Decker Corp.	2,400	88,896
Centex Corp.	4,600	207,874
Champion Enterprises, Inc. (a)	61,800	745,926
Clayton Homes, Inc.	11,700	166,140
D.R. Horton, Inc.	1,000	28,020
KB Home	9,400	316,028
Mohawk Industries, Inc. (a)	3,900	178,854
		1,879,138
Media - 6.1%
Clear Channel Communications, Inc. (a)	67,220	3,141,191
Omnicom Group, Inc.	3,320	285,055
Radio One, Inc.:
Class A (a)	38,700	623,070
Class D (non-vtg.) (a)	147,570	2,327,179
Viacom, Inc. Class B (non-vtg.) (a)	19,654	857,897
		7,234,392
Multiline Retail - 3.0%
BJ's Wholesale Club, Inc. (a)	14,600	657,000
Costco Wholesale Corp. (a)	10,400	425,152
Kmart Corp. (a)	19,100	116,510
Kohls Corp. (a)	2,600	176,410
Wal-Mart Stores, Inc.	40,870	2,253,981
		3,629,053
Specialty Retail - 1.3%
American Eagle Outfitters, Inc. (a)	7,900	193,076
Best Buy Co., Inc. (a)	3,400	242,726
Christopher & Banks Corp. (a)	3,600	137,304
Lowe's Companies, Inc.	15,700	711,367
Office Depot, Inc. (a)	15,600	251,940
		1,536,413
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.4%
Coach, Inc. (a)	12,340	$ 407,220
Kenneth Cole Productions, Inc. Class A (a)	6,700	89,110
		496,330
TOTAL CONSUMER DISCRETIONARY		17,045,708
CONSUMER STAPLES - 5.3%
Beverages - 1.2%
PepsiCo, Inc.	3,900	189,657
The Coca-Cola Co.	24,800	1,164,608
		1,354,265
Food & Drug Retailing - 1.2%
Duane Reade, Inc. (a)	15,600	514,020
Rite Aid Corp. (a)	60,800	285,152
Safeway, Inc. (a)	10,300	458,968
Whole Foods Market, Inc. (a)	4,400	188,804
		1,446,944
Food Products - 0.5%
Aurora Foods, Inc. (a)	13,900	72,975
Kraft Foods, Inc. Class A	12,600	417,312
Sara Lee Corp.	6,000	131,280
		621,567
Personal Products - 0.8%
Avon Products, Inc.	9,970	475,968
Gillette Co.	15,700	513,390
		989,358
Tobacco - 1.6%
Philip Morris Companies, Inc.	40,830	1,925,951
TOTAL CONSUMER STAPLES		6,338,085
ENERGY - 3.3%
Energy Equipment & Services - 0.1%
Baker Hughes, Inc.	2,950	97,262
Weatherford International, Inc. (a)	1,200	40,164
		137,426
Oil & Gas - 3.2%
ChevronTexaco Corp.	10,433	886,909
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Conoco, Inc.	19,100	$ 522,767
Exxon Mobil Corp.	62,320	2,330,768
Phillips Petroleum Co.	1,800	100,134
		3,840,578
TOTAL ENERGY		3,978,004
FINANCIALS - 10.0%
Banks - 3.2%
Bank of America Corp.	2,800	171,864
Bank of New York Co., Inc.	12,040	472,450
Bank One Corp.	60,100	2,250,144
PNC Financial Services Group, Inc.	2,100	121,695
U.S. Bancorp, Delaware	39,300	745,914
Wachovia Corp.	1,300	40,235
		3,802,302
Diversified Financials - 4.7%
American Express Co.	39,510	1,300,274
Citigroup, Inc.	19,586	938,169
Fannie Mae	17,250	1,355,850
Freddie Mac	16,050	1,062,029
Merrill Lynch & Co., Inc.	10,000	500,900
Morgan Stanley Dean Witter & Co.	8,290	460,095
		5,617,317
Insurance - 2.1%
AFLAC, Inc.	26,060	714,044
American International Group, Inc.	19,168	1,579,402
Conseco, Inc. (a)	49,300	208,539
		2,501,985
TOTAL FINANCIALS		11,921,604
HEALTH CARE - 11.5%
Biotechnology - 0.0%
Millennium Pharmaceuticals, Inc. (a)	2,100	71,589
Health Care Equipment & Supplies - 1.1%
Guidant Corp. (a)	15,500	756,555
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	3,100	$ 170,221
Zimmer Holdings, Inc. (a)	11,400	367,764
		1,294,540
Health Care Providers & Services - 3.5%
Cardinal Health, Inc.	10,720	732,390
HealthSouth Corp. (a)	202,620	2,982,566
McKesson Corp.	12,000	447,240
		4,162,196
Pharmaceuticals - 6.9%
Allergan, Inc.	7,400	558,626
American Home Products Corp.	17,000	1,021,700
Bristol-Myers Squibb Co.	25,700	1,381,632
Forest Laboratories, Inc. (a)	8,600	608,880
Johnson & Johnson	17,500	1,019,375
King Pharmaceuticals, Inc. (a)	3,300	131,472
Mylan Laboratories, Inc.	2,600	89,648
Perrigo Co. (a)	11,700	145,899
Pfizer, Inc.	75,293	3,260,918
		8,218,150
TOTAL HEALTH CARE		13,746,475
INDUSTRIALS - 10.0%
Aerospace & Defense - 0.9%
General Dynamics Corp.	3,710	308,487
Honeywell International, Inc.	11,200	371,168
Northrop Grumman Corp.	1,200	112,656
United Technologies Corp.	4,090	246,218
		1,038,529
Airlines - 0.1%
Southwest Airlines Co.	5,800	108,750
Building Products - 1.1%
Dal-Tile International, Inc. (a)	44,900	965,350
Masco Corp.	18,900	395,577
		1,360,927
Commercial Services & Supplies - 2.0%
Cendant Corp. (a)	61,100	1,041,144
Cintas Corp.	3,700	158,138
First Data Corp.	1,200	87,888
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Manpower, Inc.	31,300	$ 1,019,441
Paychex, Inc.	2,570	89,976
		2,396,587
Construction & Engineering - 0.3%
Fluor Corp.	8,700	329,295
Industrial Conglomerates - 3.5%
General Electric Co.	67,470	2,597,595
Tyco International Ltd.	27,320	1,606,416
		4,204,011
Machinery - 0.2%
Albany International Corp. Class A	8,200	165,968
Eaton Corp.	300	20,883
		186,851
Road & Rail - 1.9%
Canadian National Railway Co.	18,650	832,960
CSX Corp.	35,000	1,309,000
Norfolk Southern Corp.	6,100	118,279
		2,260,239
TOTAL INDUSTRIALS		11,885,189
INFORMATION TECHNOLOGY - 13.0%
Communications Equipment - 1.0%
CIENA Corp. (a)	3,900	69,225
Crown Castle International Corp. (a)	16,500	179,685
Motorola, Inc.	14,200	236,288
Spectrasite Holdings, Inc. (a)	249,200	755,076
		1,240,274
Computers & Peripherals - 2.3%
Dell Computer Corp. (a)	40,100	1,119,993
International Business Machines Corp.	13,800	1,595,142
		2,715,135
Electronic Equipment & Instruments - 0.7%
Amphenol Corp. Class A (a)	1,000	47,400
Avnet, Inc.	26,882	638,448
AVX Corp.	4,200	87,360
		773,208
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.8%
Affiliated Computer Services, Inc. Class A (a)	10,000	$ 933,800
Semiconductor Equipment & Products - 4.2%
Atmel Corp. (a)	8,500	70,125
ATMI, Inc. (a)	7,200	162,720
Intel Corp.	64,380	2,102,651
Intersil Corp. Class A (a)	7,400	247,234
Micron Technology, Inc. (a)	22,000	597,520
National Semiconductor Corp. (a)	8,400	253,092
Semtech Corp. (a)	14,853	572,138
Silicon Storage Technology, Inc. (a)	14,800	182,484
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	48,900	778,977
		4,966,941
Software - 4.0%
Amdocs Ltd. (a)	3,700	122,359
Computer Associates International, Inc.	37,500	1,247,625
Microsoft Corp. (a)	53,380	3,427,519
		4,797,503
TOTAL INFORMATION TECHNOLOGY		15,426,861
MATERIALS - 1.5%
Metals & Mining - 0.6%
Alcan, Inc.	17,700	637,938
Alcoa, Inc.	2,820	108,852
		746,790
Paper & Forest Products - 0.9%
Georgia-Pacific Group	33,900	1,086,834
TOTAL MATERIALS		1,833,624
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.9%
AT&T Corp.	30,100	526,449
BellSouth Corp.	29,600	1,139,600
Qwest Communications International, Inc.	37,700	448,630
SBC Communications, Inc.	18,000	672,840
Verizon Communications, Inc.	12,800	601,600
		3,389,119
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.1%
Triton PCS Holdings, Inc. Class A (a)	5,200	$ 156,572
TOTAL TELECOMMUNICATION SERVICES		3,545,691
UTILITIES - 0.1%
Electric Utilities - 0.1%
FirstEnergy Corp.	2,300	77,694
TOTAL COMMON STOCKS (Cost $82,660,149)		85,798,935
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc.:
Series H, $11.75	600	64,050
Series M, $11.125	1,522	161,713
(Cost $226,551)		225,763
Corporate Bonds - 17.9%
Moody's Ratings (unaudited) (h)		Principal Amount
Convertible Bonds - 0.0%
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Tenet Healthcare Corp. 6% 12/1/05	Ba1	$ 40,000	39,600
Nonconvertible Bonds - 17.9%
CONSUMER DISCRETIONARY - 6.1%
Auto Components - 0.2%
American Axle & Manufacturing, Inc. 9.75% 3/1/09	B1	25,000	26,250
Dana Corp. 6.25% 3/1/04	Ba1	60,000	57,600
Delco Remy International, Inc. 11% 5/1/09	B2	30,000	30,600
Lear Corp. 8.11% 5/15/09	Ba1	65,000	67,275
			181,725
Hotels, Restaurants & Leisure - 2.1%
Alliance Gaming Corp. 10% 8/1/07	B3	50,000	51,875
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Anchor Gaming 9.875% 10/15/08	Ba3	$ 10,000	$ 11,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	178,000	183,340
Boyd Gaming Corp.:
9.25% 10/1/03	Ba3	30,000	30,600
9.25% 8/1/09 (f)	Ba3	100,000	102,375
9.5% 7/15/07	B1	10,000	10,200
Circus Circus Enterprises, Inc.:
6.45% 2/1/06	Ba2	80,000	75,200
6.75% 7/15/03	Ba3	40,000	38,800
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	Ba3	15,000	15,300
Domino's, Inc. 10.375% 1/15/09	B3	140,000	150,150
Felcor Lodging LP 8.5% 6/1/11	Ba2	25,000	24,125
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	60,000	61,500
Harrahs Operating Co., Inc. 7.875% 12/15/05	Ba1	140,000	146,300
Herbst Gaming, Inc. 10.75% 9/1/08 (f)	B2	50,000	51,500
HMH Properties, Inc. 7.875% 8/1/05	Ba2	185,000	177,600
Hollywood Park, Inc./Hollywood Park Operating Co. 9.5% 8/1/07	Caa1	30,000	26,250
Hollywood Park, Inc. 9.25% 2/15/07	Caa1	55,000	48,400
International Game Technology:
7.875% 5/15/04	Ba1	40,000	41,800
8.375% 5/15/09	Ba1	105,000	111,825
ITT Corp.:
6.75% 11/15/05	Ba1	60,000	57,900
7.375% 11/15/15	Ba1	70,000	59,500
MGM Mirage, Inc. 6.95% 2/1/05	Baa3	40,000	39,872
Mirage Resorts, Inc.:
6.75% 8/1/07	Baa3	40,000	38,808
7.25% 10/15/06	Baa3	80,000	79,082
Mohegan Tribal Gaming Authority:
8.125% 1/1/06	Ba2	130,000	135,200
8.375% 7/1/11	Ba3	50,000	52,250
Park Place Entertainment Corp.:
7.875% 12/15/05	Ba1	135,000	135,338
9.375% 2/15/07	Ba1	50,000	52,750
Premier Parks, Inc. 9.75% 6/15/07	B3	50,000	51,375
Six Flags, Inc. 9.5% 2/1/09	B3	30,000	30,825
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	Ba3	$ 90,000	$ 86,175
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	50,000	52,750
8.875% 4/15/11	Ba1	185,000	198,875
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	60,000	60,900
			2,489,740
Household Durables - 0.3%
D.R. Horton, Inc. 8% 2/1/09	Ba1	70,000	70,175
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	40,000	40,000
KB Home 8.625% 12/15/08	Ba3	70,000	69,774
Lennar Corp. 9.95% 5/1/10	Ba1	60,000	65,400
Ryland Group, Inc. 9.75% 9/1/10	Ba2	70,000	74,900
			320,249
Internet & Catalog Retail - 0.1%
J. Crew Group, Inc. 0% 10/15/08 (d)	Caa3	120,000	66,000
Leisure Equipment & Products - 0.2%
Hasbro, Inc.:
5.6% 11/1/05	Ba3	40,000	37,200
7.95% 3/15/03	Ba3	190,000	191,425
			228,625
Media - 2.6%
Adelphia Communications Corp.:
7.5% 1/15/04	B2	35,000	33,425
10.25% 11/1/06	B2	40,000	41,500
10.25% 6/15/11	B2	240,000	243,000
10.5% 7/15/04	B2	55,000	56,650
10.875% 10/1/10	B2	20,000	20,800
Ascent Entertainment Group, Inc. 0% 12/15/04 (d)	Ba1	20,000	18,200
British Sky Broadcasting Group PLC yankee 7.3% 10/15/06	Ba1	90,000	92,702
Century Communications Corp.:
0% 3/15/03	B2	20,000	17,900
0% 1/15/08	B2	310,000	158,100
8.375% 12/15/07	B2	20,000	18,800
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Century Communications Corp.: - continued
9.75% 2/15/02	B2	$ 10,000	$ 10,025
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	B2	280,000	176,400
8.25% 4/1/07	B2	20,000	19,400
8.625% 4/1/09	B2	230,000	224,250
9.625% 11/15/09	B2	80,000	82,000
10% 4/1/09	B2	75,000	78,000
10.25% 1/15/10	B2	60,000	62,100
10.75% 10/1/09	B2	25,000	26,250
11.125% 1/15/11	B2	80,000	84,800
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	85,000	73,950
CSC Holdings, Inc.:
9.875% 4/1/23	B1	15,000	15,825
10.5% 5/15/16	Ba2	105,000	116,025
EchoStar DBS Corp. 9.25% 2/1/06	B1	225,000	238,500
Fox Family Worldwide, Inc.:
0% 11/1/07 (d)	Baa1	40,000	39,800
9.25% 11/1/07	Baa1	220,000	239,800
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	55,000	58,300
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	Caa1	10,000	10,600
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	20,000	20,400
Insight Communications, Inc. 0% 2/15/11 (d)	B3	100,000	60,000
Lamar Media Corp. 9.25% 8/15/07	B1	40,000	41,400
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	235,000	232,650
Pegasus Communications Corp. 9.75% 12/1/06	B3	40,000	38,400
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (d)	Caa1	70,000	42,000
12.375% 8/1/06	B3	50,000	49,500
Radio One, Inc. 8.875% 7/1/11	B3	85,000	90,100
Satelites Mexicanos SA de CV 8.21% 6/30/04 (f)(g)	B1	75,000	63,750
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Telemundo Holdings, Inc.:
0% 8/15/08 (d)	B3	$ 30,000	$ 28,500
0% 8/15/08 (d)(f)	B3	60,000	57,000
Telewest Communications PLC yankee:
0% 2/1/10 (d)	B2	10,000	4,400
9.875% 2/1/10	B2	30,000	23,700
Telewest PLC yankee:
9.625% 10/1/06	B2	40,000	31,600
11% 10/1/07	B2	15,000	12,300
Yell Finance BV:
0% 8/1/11 (d)	B2	60,000	34,950
10.75% 8/1/11	B2	40,000	42,800
			3,130,552
Multiline Retail - 0.4%
Dillard's, Inc.:
6.125% 11/1/03	Ba1	50,000	48,000
6.39% 8/1/03	Ba1	140,000	133,700
JCPenney Co., Inc.:
6.125% 11/15/03	Ba2	10,000	9,900
6.5% 6/15/02	Ba2	25,000	24,750
6.9% 8/15/26	Ba2	35,000	34,650
7.25% 4/1/02	Ba2	75,000	75,188
Kmart Corp. 12.5% 3/1/05	Baa3	160,000	162,400
Saks, Inc.:
8.25% 11/15/08	Ba2	20,000	18,600
9.875% 10/1/11 (f)	Ba2	32,000	27,520
			534,708
Specialty Retail - 0.1%
Michaels Stores, Inc. 9.25% 7/1/09	Ba2	40,000	42,400
Office Depot, Inc. 10% 7/15/08	Ba1	35,000	37,975
PETCO Animal Supplies, Inc. 10.75% 11/1/11 (f)	B3	70,000	73,150
			153,525
Textiles & Apparel - 0.1%
Levi Strauss & Co. 6.8% 11/1/03	B2	80,000	70,400
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - continued
The William Carter Co. 10.875% 8/15/11 (f)	B3	$ 20,000	$ 21,650
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	Ba1	40,000	39,600
			131,650
TOTAL CONSUMER DISCRETIONARY			7,236,774
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Canandaigua Brands, Inc.:
8.5% 3/1/09	Ba3	65,000	67,438
8.75% 12/15/03	Ba3	10,000	10,038
Cott Corp. yankee:
8.5% 5/1/07	B1	10,000	10,250
9.375% 7/1/05	B1	20,000	20,250
			107,976
Food & Drug Retailing - 0.4%
Fleming Companies, Inc. 10.125% 4/1/08	Ba3	90,000	94,050
Rite Aid Corp.:
6.875% 8/15/13	Caa2	30,000	21,900
6.875% 12/15/28 (f)	Caa2	40,000	26,800
7.125% 1/15/07	Caa2	110,000	92,400
7.625% 4/15/05	Caa2	30,000	27,300
7.7% 2/15/27	Caa2	15,000	10,650
11.25% 7/1/08 (f)	Caa2	50,000	50,875
12.5% 9/15/06 (f)	B-	200,000	210,500
			534,475
Food Products - 0.3%
Dean Foods Co.:
6.75% 6/15/05	Baa2	70,000	69,650
6.9% 10/15/17	Baa2	40,000	33,600
Del Monte Corp. 9.25% 5/15/11	B3	140,000	148,400
Kellogg Co. 6.6% 4/1/11	Baa2	10,000	10,462
Smithfield Foods, Inc. 8% 10/15/09 (f)	Ba2	50,000	51,875
			313,987
Personal Products - 0.0%
Revlon Consumer Products Corp. 12% 12/1/05 (f)	Caa1	50,000	50,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.1%
Philip Morris Companies, Inc. 7% 7/15/05	A2	$ 70,000	$ 74,568
TOTAL CONSUMER STAPLES			1,081,256
ENERGY - 0.9%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	B1	100,000	99,250
Grant Prideco, Inc. 9.625% 12/1/07	Ba3	60,000	59,550
Key Energy Services, Inc.:
8.375% 3/1/08	Ba3	40,000	40,400
14% 1/15/09	B2	50,000	57,125
Parker Drilling Co. 9.75% 11/15/06	B1	20,000	19,800
			276,125
Oil & Gas - 0.7%
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	110,000	110,550
8.125% 4/1/11	B1	75,000	74,250
Cross Timbers Oil Co.:
8.75% 11/1/09	Ba3	5,000	5,288
9.25% 4/1/07	Ba3	135,000	143,100
Forest Oil Corp.:
8% 6/15/08	Ba3	165,000	165,000
8% 12/15/11 (f)	Ba3	40,000	40,000
Nuevo Energy Co. 9.5% 6/1/08	B2	110,000	103,950
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	10,000	9,300
9.4% 12/1/02 (e)	Ba2	10,000	10,200
10% 11/1/08 (f)	Ba3	30,000	31,500
Plains Resources, Inc. 10.25% 3/15/06	B2	5,000	5,125
Pogo Producing Co. 8.25% 4/15/11	B1	45,000	45,900
Tesoro Petroleum Corp. 9% 7/1/08	B1	25,000	25,125
Triton Energy Ltd. yankee 8.875% 10/1/07	Ba3	20,000	22,000
Triton Energy Ltd./Triton Energy Corp. 9.25% 4/15/05	Baa2	20,000	22,100
			813,388
TOTAL ENERGY			1,089,513
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - 1.9%
Banks - 0.1%
Bank of America Corp. 7.8% 2/15/10	Aa3	$ 20,000	$ 22,184
Sovereign Bancorp, Inc. 8.625% 3/15/04	Ba3	120,000	123,000
			145,184
Diversified Financials - 1.4%
Alamosa Delaware, Inc. 13.625% 8/15/11	Caa1	110,000	118,250
American Airlines pass thru trust 7.8% 4/1/08 (f)	Baa2	100,000	98,000
Armkel Finance, Inc. 9.5% 8/15/09 (f)	B2	40,000	42,800
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	65,000	68,250
8.875% 2/15/08 (f)	Ba3	20,000	21,000
Citigroup, Inc. 7.25% 10/1/10	Aa2	35,000	37,894
Dana Credit Corp. 7.25% 12/6/02 (f)	Ba1	40,000	39,600
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	B1	55,000	57,750
Finova Group, Inc. 7.5% 11/15/09	-	350,000	126,000
Ford Motor Credit Co. 7.875% 6/15/10	A2	35,000	36,767
GS Escrow Corp. 7% 8/1/03	Ba1	75,000	76,280
Hanover Equipment Trust 8.5% 9/1/08 (f)	Ba3	40,000	42,000
IOS Capital, Inc. 9.75% 6/15/04	Baa2	170,000	166,600
James Cable Partners LP/James Cable Finance Corp. 10.75% 8/15/04	Caa2	60,000	45,000
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13 (f)	B2	120,000	130,800
SESI LLC 8.875% 5/15/11	B1	130,000	124,800
Sprint Capital Corp. 6.125% 11/15/08	Baa1	35,000	34,282
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	B2	40,000	43,300
TXU Eastern Funding yankee 6.15% 5/15/02	Baa1	35,000	35,478
Xerox Capital (Europe) PLC:
5.75% 5/15/02	Ba1	110,000	107,800
5.875% 5/15/04	A2	40,000	35,600
Xerox Credit Corp. 6.1% 12/16/03	Ba1	130,000	117,000
			1,605,251
Real Estate - 0.4%
iStar Financial, Inc. 8.75% 8/15/08	Ba1	70,000	71,050
LNR Property Corp. 9.375% 3/15/08	Ba3	105,000	105,394
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Meditrust Corp. 7.82% 9/10/26	Ba3	$ 90,000	$ 87,300
Toll Corp. 8.25% 12/1/11	Ba2	110,000	111,100
WCI Communities, Inc. 10.625% 2/15/11	B1	130,000	134,550
			509,394
TOTAL FINANCIALS			2,259,829
HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.0%
ALARIS Medical, Inc. 11.625% 12/1/06 (f)	B2	20,000	21,700
Health Care Providers & Services - 1.3%
AdvancePCS 8.5% 4/1/08	B1	85,000	90,100
Alliance Imaging, Inc. 10.375% 4/15/11	B3	40,000	43,200
AmerisourceBergen Corp. 8.125% 9/1/08 (f)	Ba3	10,000	10,500
Columbia/HCA Healthcare Corp. 6.73% 7/15/45	Ba1	40,000	40,600
DaVita, Inc. 9.25% 4/15/11	B2	50,000	53,000
Dynacare, Inc. yankee 10.75% 1/15/06	B2	55,000	57,200
Express Scripts, Inc. 9.625% 6/15/09	Ba2	45,000	49,838
HCA, Inc. 8.75% 9/1/10	Ba1	40,000	44,400
HealthSouth Corp.:
6.875% 6/15/05	Ba1	20,000	20,200
7% 6/15/08	Ba1	15,000	14,925
8.375% 10/1/11 (f)	Ba1	50,000	53,000
10.75% 10/1/08	Ba2	85,000	94,350
IASIS Healthcare Corp. 13% 10/15/09	B3	30,000	32,850
Magellan Health Services, Inc. 9.375% 11/15/07 (f)	B2	60,000	63,600
Omnicare, Inc. 8.125% 3/15/11	Ba2	45,000	47,813
Owen & Minor, Inc. 8.5% 7/15/11 (f)	Ba3	70,000	74,200
Service Corp. International (SCI):
6% 12/15/05	B1	60,000	54,300
6.5% 3/15/08	B1	30,000	26,850
7.2% 6/1/06	B1	40,000	37,800
7.375% 4/15/04	B1	180,000	172,800
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	70,000	78,925
Triad Hospitals, Inc. 8.75% 5/1/09	B1	115,000	124,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Unilab Corp. 12.75% 10/1/09	B3	$ 33,000	$ 38,280
Vanguard Health Systems, Inc. 9.75% 8/1/11 (f)	B3	180,000	189,900
			1,512,831
TOTAL HEALTH CARE			1,534,531
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	50,000	53,250
BE Aerospace, Inc. 8% 3/1/08	B2	10,000	8,200
Raytheon Co. 7.9% 3/1/03	Baa3	15,000	15,778
Sequa Corp. 8.875% 4/1/08	Ba2	70,000	67,375
			144,603
Airlines - 0.2%
AMR Corp. 9% 8/1/12	Ba2	30,000	27,000
Delta Air Lines, Inc.:
pass thru trust certificate 7.92% 5/18/12	A3	30,000	28,815
7.9% 12/15/09	Ba2	50,000	44,000
8.3% 12/15/29	Ba2	125,000	97,500
			197,315
Building Products - 0.0%
American Standard, Inc.:
7.375% 2/1/08	Ba2	45,000	46,463
7.625% 2/15/10	Ba2	20,000	20,800
			67,263
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	10,000	10,000
7.625% 1/1/06	Ba3	40,000	39,000
7.875% 1/1/09	Ba3	20,000	19,550
8.5% 12/1/08 (f)	Ba3	70,000	70,700
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	20,000	18,000
Iron Mountain, Inc.:
8.625% 4/1/13	B2	120,000	127,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Iron Mountain, Inc.: - continued
8.75% 9/30/09	B2	$ 70,000	$ 73,850
Universal Hospital Services, Inc. 10.25% 3/1/08	B3	85,000	83,088
			441,388
Construction & Engineering - 0.0%
Anteon Corp. 12% 5/15/09	B3	20,000	21,000
Machinery - 0.2%
AGCO Corp.:
8.5% 3/15/06	B1	20,000	20,000
9.5% 5/1/08	Ba3	50,000	52,500
Case Corp. 7.25% 8/1/05	Ba2	10,000	8,800
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	B3	45,000	45,900
Navistar International Corp. 9.375% 6/1/06	Ba1	50,000	52,000
Terex Corp.:
8.875% 4/1/08	B2	60,000	59,400
10.375% 4/1/11	B2	30,000	30,900
Tyco International Group SA yankee 6.875% 9/5/02	Baa1	35,000	35,766
			305,266
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (f)	Ba2	30,000	30,900
8.875% 7/15/11	Ba2	80,000	82,400
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	90,000	67,950
10.25% 11/15/06	Ba3	15,000	9,450
			190,700
Road & Rail - 0.1%
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	30,000	32,550
TFM SA de CV yankee:
0% 6/15/09 (d)	B1	30,000	24,000
10.25% 6/15/07	B1	20,000	17,200
			73,750
TOTAL INDUSTRIALS			1,441,285
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	$ 110,000	$ 105,875
9.5% 8/1/11	B3	20,000	19,200
L-3 Communications Corp.:
8% 8/1/08	Ba3	60,000	61,800
10.375% 5/1/07	Ba3	60,000	64,500
			251,375
Electronic Equipment & Instruments - 0.3%
Fisher Scientific International, Inc. 9% 2/1/08	B3	150,000	157,500
Flextronics International Ltd. yankee:
8.75% 10/15/07	Ba2	55,000	56,375
9.875% 7/1/10	Ba2	80,000	86,400
Millipore Corp. 7.5% 4/1/07	Ba1	15,000	13,950
			314,225
IT Consulting & Services - 0.1%
Unisys Corp.:
7.875% 4/1/08	Ba1	25,000	25,250
8.125% 6/1/06	Ba1	130,000	132,925
			158,175
Office Electronics - 0.2%
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	B2	70,000	73,850
Xerox Corp.:
5.5% 11/15/03	Ba1	50,000	45,500
6.25% 11/15/26	Ba1	80,000	73,200
			192,550
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	90,000	94,500
10.5% 2/1/09	B2	40,000	42,400
			136,900
TOTAL INFORMATION TECHNOLOGY			1,053,225
MATERIALS - 1.4%
Chemicals - 0.6%
Avecia Group PLC 11% 7/1/09	B2	70,000	67,375
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	$ 20,000	$ 21,100
Georgia Gulf Corp. 10.375% 11/1/07	B2	65,000	68,575
IMC Global, Inc. 7.4% 11/1/02	Ba2	120,000	120,600
Lyondell Chemical Co.:
9.5% 12/15/08 (f)	Ba3	50,000	50,000
9.875% 5/1/07	Ba3	70,000	71,050
Methanex Corp. yankee:
7.4% 8/15/02	Ba1	20,000	20,000
7.75% 8/15/05	Ba1	100,000	94,500
Quaker State Corp. 6.625% 10/15/05	Ba2	70,000	67,200
Sterling Chemicals, Inc. 12.375% 7/15/06 (c)	-	120,000	99,600
The Scotts Co. 8.625% 1/15/09	B2	25,000	26,000
			706,000
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	30,000	31,950
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	20,000	18,200
7.35% 5/15/08	B3	10,000	8,800
7.8% 5/15/18	B3	100,000	82,125
7.85% 5/15/04	B3	20,000	18,800
Packaging Corp. of America 9.625% 4/1/09	Ba2	30,000	33,075
Riverwood International Corp.:
10.25% 4/1/06	B-	75,000	77,625
10.625% 8/1/07	B3	60,000	63,600
			334,175
Metals & Mining - 0.3%
AK Steel Corp. 7.875% 2/15/09	B1	80,000	80,000
Century Aluminum Co. 11.75% 4/15/08	Ba3	85,000	87,975
Luscar Coal Ltd. 9.75% 10/15/11	Ba3	30,000	31,800
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	175,000	188,125
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	60,000	58,200
			446,100
Paper & Forest Products - 0.2%
Norske Skog Canada Ltd. 8.625% 6/15/11 (f)	Ba2	20,000	21,000
Potlatch Corp. 10% 7/15/11 (f)	Ba1	95,000	100,225
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
Stone Container Corp. 9.75% 2/1/11	B2	$ 55,000	$ 58,850
Tembec Industries, Inc. yankee 8.625% 6/30/09	Ba1	50,000	52,250
			232,325
TOTAL MATERIALS			1,718,600
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.8%
American Cellular Corp. 9.5% 10/15/09	B2	60,000	61,200
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	B3	145,000	124,700
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	B1	125,000	136,563
Price Communications Wireless, Inc.:
9.125% 12/15/06	Ba2	120,000	126,000
11.75% 7/15/07	B2	160,000	173,600
Telecomunicaciones de Puerto Rico, Inc. 6.15% 5/15/02	Baa1	70,000	70,785
Time Warner Telecom, Inc. 10.125% 2/1/11	B2	110,000	88,000
Tritel PCS, Inc. 10.375% 1/15/11	B3	70,000	81,200
Triton PCS, Inc.:
8.75% 11/15/11 (f)	B2	50,000	51,000
9.375% 2/1/11	B3	40,000	42,000
			955,048
Wireless Telecommunication Services - 1.1%
AirGate PCS, Inc. 0% 10/1/09 (d)	Caa1	160,000	126,400
Alamosa PCS Holdings, Inc. 0% 2/15/10 (d)	Caa1	120,000	77,400
American Tower Corp. 9.375% 2/1/09	B3	25,000	21,125
Dobson Communications Corp. 10.875% 7/1/10	B3	100,000	109,500
Echostar Broadband Corp. 10.375% 10/1/07	B1	160,000	172,000
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	105,000	66,675
Nextel Communications, Inc.:
0% 10/31/07 (d)	B1	325,000	242,125
9.375% 11/15/09	B1	175,000	144,375
Nextel Partners, Inc.:
0% 2/1/09 (d)	B3	30,000	19,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Partners, Inc.: - continued
11% 3/15/10	B3	$ 5,000	$ 4,350
Rogers Wireless, Inc. 9.625% 5/1/11	Baa3	40,000	42,000
Rural Cellular Corp. 9.625% 5/15/08	B3	40,000	41,200
Ubiquitel Operating Co. 0% 4/15/10 (d)	Caa1	40,000	22,600
VoiceStream Wireless Corp.:
0% 11/15/09 (d)	Baa1	15,000	12,863
10.375% 11/15/09	Baa1	130,000	147,550
			1,249,363
TOTAL TELECOMMUNICATION SERVICES			2,204,411
UTILITIES - 1.4%
Electric Utilities - 1.3%
AES Corp.:
8% 12/31/08	Ba1	5,000	4,600
8.375% 8/15/07	Ba2	105,000	92,400
8.5% 11/1/07	Ba2	20,000	17,800
8.75% 6/15/08	Ba1	70,000	68,250
9.375% 9/15/10	Ba1	195,000	189,150
CMS Energy Corp.:
7.5% 1/15/09	Ba3	25,000	24,750
8.5% 4/15/11	Ba3	50,000	52,500
8.9% 7/15/08	Ba3	80,000	85,200
9.875% 10/15/07	Ba3	205,000	219,350
Edison Mission Energy 10% 8/15/08	Baa3	70,000	75,950
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	220,000	255,200
Orion Power Holdings, Inc. 12% 5/1/10	Ba3	185,000	224,775
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	45,000	43,200
6.25% 3/1/04	B3	90,000	86,400
7.375% 11/1/05 (c)(f)	Caa2	140,000	142,800
7.875% 3/1/02	B3	10,000	9,800
Southern California Edison Co. 6.25% 6/15/03 (c)	B3	10,000	9,500
			1,601,625
Gas Utilities - 0.0%
Sempra Energy 7.95% 3/1/10	A2	35,000	36,503
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities - 0.1%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	$ 60,000	$ 65,700
Water Utilities - 0.0%
Azurix Corp. 10.375% 2/15/07	Ba3	15,000	9,000
TOTAL UTILITIES			1,712,828
TOTAL NONCONVERTIBLE BONDS			21,332,252
TOTAL CORPORATE BONDS (Cost $20,790,847)			21,371,852
U.S. Government and Government Agency Obligations - 5.7%

U.S. Government Agency Obligations - 0.0%
Fannie Mae 6.25% 2/1/11	Aa2	10,000	10,430
Freddie Mac 5.875% 3/21/11	Aa2	10,000	10,150
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			20,580
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bills, yield at date of purchase 1.82% 2/14/02	-	250,000	249,113
U.S. Treasury Bonds:
5.25% 2/15/29	Aaa	263,000	253,795
6.375% 8/15/27	Aaa	1,120,000	1,245,294
7.625% 2/15/25	Aaa	47,000	59,631
8.125% 8/15/19(i)	Aaa	280,000	362,468
8.875% 8/15/17	Aaa	65,000	88,431
9.875% 11/15/15	Aaa	10,000	14,428
11.25% 2/15/15	Aaa	210,000	328,715
11.75% 2/15/10 (callable)(i)	Aaa	895,000	1,106,166
U.S. Treasury Notes:
3.875% 7/31/03	Aaa	1,535,000	1,565,946
5.875% 11/15/04	Aaa	261,000	278,863
6.125% 8/15/07	Aaa	760,000	829,228
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
6.5% 10/15/06	Aaa	$ 10,000	$ 11,039
7% 7/15/06	Aaa	330,000	370,217
TOTAL U.S. TREASURY OBLIGATIONS			6,763,334
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,689,752)			6,783,914
Asset-Backed Securities - 0.0%

Airplanes pass thru trust 10.875% 3/15/19 (Cost $76,682)	Ba2	103,709	29,038
Foreign Government and Government Agency Obligations - 0.0%

United Mexican States 8.375% 1/14/11 (Cost $14,548)	Baa3	15,000	15,375
Money Market Funds - 3.7%
	Shares
Fidelity Cash Central Fund, 2.23% (b) (Cost $4,387,924)	4,387,924	4,387,924
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $114,846,453)		118,612,801
NET OTHER ASSETS - 0.5%		602,529
NET ASSETS - 100%		$ 119,215,330
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
12 S&P 500 Index Contracts	Dec. 2001	$ 3,420,000	$ 191,412
The face value of futures purchased as a percentage of net assets - 2.9%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,176,870 or 1.8% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $560,668.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	5.7%	AAA, AA, A	4.7%
Baa	1.4%	BBB	1.6%
Ba	7.3%	BB	6.3%
B	7.7%	B	8.5%
Caa	1.0%	CCC	0.7%
Ca, C	0.0%	CC, C	0.0%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 0.2%. FMR has determined that unrated debt securities that are lower quality account for 0.2% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $208,446,055 and $141,052,915, respectively, of which long-term U.S. government and government agency obligations aggregated $14,556,564 and $11,323,472, respectively.

The market value of futures contracts opened and closed during the period amounted to $67,691,616 and $64,218,555, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,235 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $116,588,528. Net unrealized appreciation aggregated $2,024,273, of which $7,846,092 related to appreciated investment securities and $5,821,819 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $15,515,000 of which $348,000, $394,000 and $14,773,000 will expire on November 30, 2007, 2008, and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $1,246,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (cost $114,846,453) - See accompanying schedule		$ 118,612,801
Receivable for investments sold		726,096
Receivable for fund shares sold		166,117
Dividends receivable		72,552
Interest receivable		568,739
Other receivables		225
Total assets		120,146,530
Liabilities
Payable for investments purchased	$ 654,548
Payable for fund shares redeemed	91,604
Accrued management fee	57,059
Distribution fees payable	59,269
Payable for daily variation on futures contracts	15,293
Other payables and accrued expenses	53,427
Total liabilities		931,200
Net Assets		$ 119,215,330
Net Assets consist of:
Paid in capital		$ 133,607,943
Undistributed net investment income		418,077
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,768,470)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,957,780
Net Assets		$ 119,215,330

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,487,423 ÷ 1,473,291 shares)	$9.83
Maximum offering price per share (100/94.25 of $9.83)	$10.43
Class T: Net Asset Value and redemption price per share ($71,346,097 ÷ 7,286,410 shares)	$9.79
Maximum offering price per share (100/96.50 of $9.79)	$10.15
Class B: Net Asset Value and offering price per share ($21,599,149 ÷ 2,209,182 shares) A	$9.78
Class C: Net Asset Value and offering price per share ($11,037,205 ÷ 1,130,282 shares)A	$9.77
Institutional Class: Net Asset Value, offering price and redemption price per share ($745,456 ÷ 75,698 shares)	$9.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Dividends		$ 672,077
Interest		2,455,518
Security lending		1,463
Total income		3,129,058
Expenses
Management fee	$ 564,281
Transfer agent fees	263,815
Distribution fees	604,369
Accounting and security lending fees	62,778
Non-interested trustees' compensation	327
Custodian fees and expenses	32,232
Registration fees	53,812
Audit	25,727
Legal	429
Miscellaneous	12,386
Total expenses before reductions	1,620,156
Expense reductions	(32,272)	1,587,884
Net investment income		1,541,174
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(14,040,006)
Foreign currency transactions	5,926
Futures contracts	(2,351,170)	(16,385,250)
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,803,739
Assets and liabilities in foreign currencies	41
Futures contracts	315,859	4,119,639
Net gain (loss)		(12,265,611)
Net increase (decrease) in net assets resulting from operations		$ (10,724,437)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,541,174	$ 552,254
Net realized gain (loss)	(16,385,250)	(1,939,127)
Change in net unrealized appreciation (depreciation)	4,119,639	(1,444,560)
Net increase (decrease) in net assets resulting from operations	(10,724,437)	(2,831,433)
Distributions to shareholders from net investment income	(1,385,322)	(455,478)
Share transactions - net increase (decrease)	62,503,254	45,674,331
Total increase (decrease) in net assets	50,393,495	42,387,420
Net Assets
Beginning of period	68,821,835	26,434,415
End of period (including undistributed net investment income of $418,077 and $195,437, respectively)	$ 119,215,330	$ 68,821,835

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.02	$ 10.92	$ 10.00
Income from Investment Operations
Net investment income E	.20	.19	.12
Net realized and unrealized gain (loss)	(1.20)	.08 F	.80
Total from investment operations	(1.00)	.27	.92
Less Distributions
From net investment income	(.19)	(.17)	-
Net asset value, end of period	$ 9.83	$ 11.02	$ 10.92
Total Return B, C, D	(9.13)%	2.40%	9.20%
Ratios to Average Net Assets H
Expenses before expense reductions	1.26%	1.51%	2.95% A
Expenses net of voluntary waivers, if any	1.26%	1.51%	1.75% A
Expenses net of all reductions	1.23%	1.49%	1.74% A
Net investment income	1.97%	1.64%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,487	$ 14,567	$ 1,819
Portfolio turnover rate	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 28, 1998 (commencement of operations) to November 30, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income E	.17	.16	.10
Net realized and unrealized gain (loss)	(1.19)	.08 F	.79
Total from investment operations	(1.02)	.24	.89
Less Distributions
From net investment income	(.18)	(.14)	-
Net asset value, end of period	$ 9.79	$ 10.99	$ 10.89
Total Return B, C, D	(9.35)%	2.14%	8.90%
Ratios to Average Net Assets H
Expenses before expense reductions	1.55%	1.78%	3.13% A
Expenses net of voluntary waivers, if any	1.55%	1.78%	2.00% A
Expenses net of all reductions	1.52%	1.76%	1.99% A
Net investment income	1.69%	1.37%	.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,346	$ 25,527	$ 10,819
Portfolio turnover rate	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 28, 1998 (commencement of operations) to November 30, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income E	.12	.10	.05
Net realized and unrealized gain (loss)	(1.19)	.09 F	.80
Total from investment operations	(1.07)	.19	.85
Less Distributions
From net investment income	(.11)	(.08)	-
Net asset value, end of period	$ 9.78	$ 10.96	$ 10.85
Total Return B, C, D	(9.80)%	1.72%	8.50%
Ratios to Average Net Assets H
Expenses before expense reductions	2.04%	2.27%	3.67% A
Expenses net of voluntary waivers, if any	2.04%	2.27%	2.50% A
Expenses net of all reductions	2.01%	2.26%	2.49% A
Net investment income	1.20%	.87%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,599	$ 17,797	$ 8,603
Portfolio turnover rate	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 28, 1998 (commencement of operations) to November 30, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.94	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income E	.12	.10	.05
Net realized and unrealized gain (loss)	(1.18)	.08 F	.80
Total from investment operations	(1.06)	.18	.85
Less Distributions
From net investment income	(.11)	(.09)	-
Net asset value, end of period	$ 9.77	$ 10.94	$ 10.85
Total Return B, C, D	(9.73)%	1.62%	8.50%
Ratios to Average Net Assets H
Expenses before expense reductions	2.02%	2.26%	3.68% A
Expenses net of voluntary waivers, if any	2.02%	2.26%	2.50% A
Expenses net of all reductions	1.99%	2.24%	2.49% A
Net investment income	1.22%	.88%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,037	$ 9,737	$ 4,217
Portfolio turnover rate	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 28, 1998 (commencement of operations) to November 30, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.04	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income D	.24	.22	.14
Net realized and unrealized gain (loss)	(1.21)	.08 E	.81
Total from investment operations	(.97)	.30	.95
Less Distributions
From net investment income	(.22)	(.21)	-
Net asset value, end of period	$ 9.85	$ 11.04	$ 10.95
Total Return B, C	(8.86)%	2.66%	9.50%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	1.28%	2.70% A
Expenses net of voluntary waivers, if any	.95%	1.28%	1.50% A
Expenses net of all reductions	.92%	1.26%	1.49% A
Net investment income	2.29%	1.87%	1.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 745	$ 1,193	$ 976
Portfolio turnover rate	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for paydowns gains/losses on certain securities, futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the Fidelity Advisor Asset Allocation Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 35,159	$ 750
Class T	.25%	.25%	255,792	-
Class B	.75%	.25%	203,174	152,381
Class C	.75%	.25%	110,244	41,615
			$ 604,369	$ 194,746

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 36,013	$ 11,965
Class T	65,842	13,241
Class B	48,731	48,731 *
Class C	4,943	4,943 *
	$ 155,529	$ 78,880

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC :

	Amount	% of Average Net Assets
Class A	$ 34,170.24
Class T	144,773.28
Class B	55,369.27
Class C	27,858.25
Institutional Class	1,645.18
	$ 263,815

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $498,354 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral(in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $30,658 of the fund's expenses. In addition, through arrangements with the fund's custodian credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,614.

8. Other Information.

At the end of the period, two unaffiliated shareholders each held more than 10% of the total outstanding shares of the fund totaling 29%.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2001	2000
From net investment income
Class A	$ 250,026	$ 100,116
Class T	789,016	195,730
Class B	211,104	86,399
Class C	115,802	53,592
Institutional Class	19,374	19,641
Total	$ 1,385,322	$ 455,478

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	765,802	1,532,846	$ 7,761,666	$ 18,932,992
Reinvestment of distributions	24,333	8,225	247,185	98,859
Shares redeemed	(638,905)	(385,700)	(6,608,233)	(4,377,165)
Net increase (decrease)	151,230	1,155,371	$ 1,400,618	$ 14,654,686
Class T Shares sold	6,439,647	1,901,887	$ 67,382,958	$ 22,228,420
Reinvestment of distributions	77,556	16,247	773,876	189,568
Shares redeemed	(1,553,480)	(588,710)	(15,475,308)	(6,908,775)
Net increase (decrease)	4,963,723	1,329,424	$ 52,681,526	$ 15,509,213
Class B Shares sold	923,416	1,039,656	$ 9,537,193	$ 12,025,779
Reinvestment of distributions	18,139	6,438	184,419	74,874
Shares redeemed	(356,838)	(214,225)	(3,564,499)	(2,526,551)
Net increase (decrease)	584,717	831,869	$ 6,157,113	$ 9,574,102
Class C Shares sold	602,641	669,361	$ 6,240,400	$ 7,697,489
Reinvestment of distributions	9,736	3,915	99,141	45,572
Shares redeemed	(372,364)	(171,822)	(3,736,326)	(2,016,488)
Net increase (decrease)	240,013	501,454	$ 2,603,215	$ 5,726,573
Institutional Class Shares sold	48,833	46,000	$ 528,963	$ 535,641
Reinvestment of distributions	1,245	1,075	12,887	12,478
Shares redeemed	(82,526)	(28,074)	(881,068)	(338,362)
Net increase (decrease)	(32,448)	19,001	$ (339,218)	$ 209,757

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Asset Allocation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 10, 2002

Annual Report

Distributions

A total of 15.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 34%, 30%, 30%, and 30%; Class T designates 40%, 39%, 39%, and 39%; Class B designates 65%, 50%, 50%, and 50%; and Class C designates 58%, 53%, 53%, and 53% of the dividends distributed in December, March, June and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Robert A. Lawrence, Vice President

Richard C. Habermann, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles*

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AAL-ANN-0102 152791
1.730184.102

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Asset Allocation

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	35	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	44	Notes to the financial statements.
Report of Independent Accountants	53	The auditors' opinion.
Distributions	54

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Asset Allocation Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Asset Allocation - Inst CL	-8.86%	2.45%
Fidelity Adv Asset Allocation Composite	-5.59%	4.09%
S&P 500®	-12.22%	-3.59%
LB Aggregate Bond	11.16%	21.48%
LB 3 Month T-Bill	4.90%	16.24%
Flexible Portfolio Funds Average	-5.04%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Fidelity® Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index (S&P 500®), the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3-Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Institutional Class performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 246 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - Inst CL	-8.86%	0.83%
Fidelity Adv Asset Allocation Composite	-5.59%	1.38%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $10,245 - a 2.45% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have been $9,641 - a 3.59% decrease. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $12,148 - a 21.48% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,409 - a 4.09% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Stock markets rebounded in October and November of 2001, as some indicators pointed to new signs of life in the U.S. economy. But the overall 12-month period ending November 30, 2001, was a major disappointment for equities. In that time, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%; the technology-rich NASDAQ Composite® Index dropped 25.48%; and the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks - declined 3.66%. The steep decline in U.S. economic growth and scores of earnings disappointments, layoffs and corporate bankruptcies battered the market throughout the year. The Federal Reserve Board intervened with 10 interest-rate cuts, but those actions had little immediate effect. Investment-grade bonds, on the other hand, were the prime beneficiaries of the poor stock market environment. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, advanced 11.16% during the past year. Corporate bonds were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 13.32% during the past 12 months. Treasuries generally had a solid year, but lost ground in November as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 9.85% over the past 12 months. Meanwhile, the Lehman Brothers U.S. Agency Index was up 11.46% and the Lehman Brothers Mortgage-Backed Securities Index was up 10.38%.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Asset Allocation Fund

Q. How did the fund perform, Dick?

A. For the one-year period that ended November 30, 2001, the fund's Institutional Class shares returned -8.86%. That performance trailed the flexible portfolio funds average tracked by Lipper Inc., which declined 5.04%, and the Fidelity Advisor Asset Allocation Composite Index, which fell 5.59% during the same period.

Q. What asset allocation strategies did you pursue during the past 12 months?

A. I continued to emphasize equities, allocating just over 72% to stocks on average during the period. The fund's neutral allocation mix typically calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term and money market instruments. Assuming a more cautious stance and scaling back on the fund's equity weighting early in the period allowed us to sidestep the full brunt of the market's precipitous decline during that time. In the summer, I shifted the allocation back in favor of stocks, which I felt would outperform with the building blocks of an economic recovery seemingly falling into place. This move, however, proved premature as the risk of a more prolonged period of sluggishness, heightened by the tragic events of September 11, dragged the market lower. Despite a sharp snapback during the final two months of the period, equities still significantly underperformed bonds during the year, as investors responded to uncertainty by seeking refuge in safer investments. So, having even the slightest emphasis on equities hurt relative to the index and our Lipper peers, which held a smaller concentration in stocks on average. Conversely, our fixed-income strategy paid off nicely. While we remained underweighted in strong-performing investment-grade bonds, which hurt, we more than made up for it through good security selection in the fund's out-of-benchmark allocation to high-yield securities.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the fund's equity investments pan out?

A. The equity portion of the fund modestly trailed the S&P 500 during the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the period with a negative return. Bruce Herring - who directed the fund's equity investments for much of the period - deserves credit for effectively navigating the subportfolio through the market's turbulence and maintaining a performance advantage over the index up until September's indiscriminate sell-off in the market. Bruce's slight value bias worked well for most of the year, as the market turned its back on growth stocks and focused more intently on near-term fundamentals and valuations. We benefited from underweighting technology and offensively positioning the fund in both consumer and industrial cyclicals in anticipation of an economic recovery. While this generally was an effective strategy leading up to September - and again in the fourth quarter - it hurt us in the weeks following the 9/11 attacks when we lost all of our advantage over the index and then some. Top contributors during the year included retailer Office Depot, military munitions supplier Alliant Techsystems, as well as tobacco and rail stocks Philip Morris and CSX, respectively. On the down side, insurer Conseco disappointed, as did energy trader Enron, retailer Kmart and PC maker Gateway. We sold off Enron, Gateway and Alliant Techsystems during the period.

Q. What drove the fund's bond subportfolio?

A. The fund's high-yield investments helped the most, as Matt Conti managed to beat the composite index by a healthy margin. Reflecting his conservative style, he reoriented the portfolio to have a higher-quality, income-focused structure, which helped us avoid some of the severe credit problems that plagued several corporate issuers during the period. Diversification was key, as he shed exposure to a weak telecommunications sector and increased investments in stronger areas of the market such as health, finance and utilities, while capturing an attractive yield advantage over Treasuries. Meanwhile, the fund's investment-grade holdings, managed by Charlie Morrison, continued to produce strong results. During a time of aggressive Fed easings and significant yield curve steepening, he added corporates opportunistically to what had been an all-Treasury portfolio, which proved wise as these securities strongly outperformed Treasuries during the period. Yield curve positioning and timely trading also proved critical to Charlie's success this past year.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What about the fund's short-term/money market investments?

A. On average during the past year, we invested the strategic cash portion of the fund in a Fidelity money market mutual fund managed by John Todd. Given their conservative nature in a volatile environment, these investments generally did what they're designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

A. Fiscal and monetary policy are working in tandem, which is usually a very powerful force for the economy. Couple that with falling energy prices, no inflation, company fundamentals likely bottoming and ready to improve, record-wide yield spread levels in the bond markets and default rates nearing their peak, and I feel we now have the ingredients for a more positive environment for higher-risk assets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk

Start date: December 28, 1998

Size: as of November 30, 2001, more than $119 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann on the timing of a market recovery:

"The events of September 11 probably accelerated a final downward leg in the economy before an upswing, potentially hastening U.S. equity markets in their bottoming process - a process that was well underway prior to the 9/11 attacks.

"Earlier in the period, in the face of an unusual synchronized global economic slowdown, Europe and other regions of the world were reluctant to cut interest rates because of inflation issues. But after the September attacks, most central banks began to try to lower rates in an effort to stem the decline - a big positive now that everyone's on the same page.

"If you line up your positive and negative market factors on a ledger, most of the negatives from just a few months ago have shifted over into the positive column, yet the market has only recently begun to respond to the move. So, I would rather maintain a focus on higher-risk assets now - when the list looks much more positive - than when it was chock-full of negatives last year at this time. Back then, we saw considerably higher short-term interest rates, a Fed that was not cutting rates, earnings peaking, no fiscal stimulus, and massive amounts of debt and equity underwriting flooding the market with supply. It's been a lengthy process, but we've finally taken some of those risks out of the equation."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	2.9	2.2
Pfizer, Inc.	2.7	1.8
Clear Channel Communications, Inc.	2.6	1.9
HealthSouth Corp.	2.5	1.1
Radio One, Inc.	2.5	1.9
General Electric Co.	2.2	2.5
Exxon Mobil Corp.	2.0	1.4
Wal-Mart Stores, Inc.	1.9	0.1
Bank One Corp.	1.9	1.0
Intel Corp.	1.8	0.6
	23.0
Market Sectors as of November 30, 2001
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	14.5	12.1
Information Technology	13.0	8.7
Health Care	11.5	7.4
Financials	10.0	12.0
Industrials	10.0	10.6
Consumer Staples	5.3	2.5
Energy	3.3	3.4
Telecommunication Services	3.0	3.0
Materials	1.5	3.1
Utilities	0.1	0.6
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stock Class 76%		Stock Class 77%
	Bond Class 23%		Bond Class 23%
	Short-Term Class 1%		Short-Term Class 0%
* Foreign investments	3%	** Foreign investments	4%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts.

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 72.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.3%
Hotels, Restaurants & Leisure - 1.9%
Applebee's International, Inc.	13,600	$ 453,424
Harrah's Entertainment, Inc. (a)	43,100	1,389,113
International Game Technology (a)	3,100	192,169
Starbucks Corp. (a)	13,300	235,676
		2,270,382
Household Durables - 1.6%
Beazer Homes USA, Inc. (a)	2,200	147,400
Black & Decker Corp.	2,400	88,896
Centex Corp.	4,600	207,874
Champion Enterprises, Inc. (a)	61,800	745,926
Clayton Homes, Inc.	11,700	166,140
D.R. Horton, Inc.	1,000	28,020
KB Home	9,400	316,028
Mohawk Industries, Inc. (a)	3,900	178,854
		1,879,138
Media - 6.1%
Clear Channel Communications, Inc. (a)	67,220	3,141,191
Omnicom Group, Inc.	3,320	285,055
Radio One, Inc.:
Class A (a)	38,700	623,070
Class D (non-vtg.) (a)	147,570	2,327,179
Viacom, Inc. Class B (non-vtg.) (a)	19,654	857,897
		7,234,392
Multiline Retail - 3.0%
BJ's Wholesale Club, Inc. (a)	14,600	657,000
Costco Wholesale Corp. (a)	10,400	425,152
Kmart Corp. (a)	19,100	116,510
Kohls Corp. (a)	2,600	176,410
Wal-Mart Stores, Inc.	40,870	2,253,981
		3,629,053
Specialty Retail - 1.3%
American Eagle Outfitters, Inc. (a)	7,900	193,076
Best Buy Co., Inc. (a)	3,400	242,726
Christopher & Banks Corp. (a)	3,600	137,304
Lowe's Companies, Inc.	15,700	711,367
Office Depot, Inc. (a)	15,600	251,940
		1,536,413
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.4%
Coach, Inc. (a)	12,340	$ 407,220
Kenneth Cole Productions, Inc. Class A (a)	6,700	89,110
		496,330
TOTAL CONSUMER DISCRETIONARY		17,045,708
CONSUMER STAPLES - 5.3%
Beverages - 1.2%
PepsiCo, Inc.	3,900	189,657
The Coca-Cola Co.	24,800	1,164,608
		1,354,265
Food & Drug Retailing - 1.2%
Duane Reade, Inc. (a)	15,600	514,020
Rite Aid Corp. (a)	60,800	285,152
Safeway, Inc. (a)	10,300	458,968
Whole Foods Market, Inc. (a)	4,400	188,804
		1,446,944
Food Products - 0.5%
Aurora Foods, Inc. (a)	13,900	72,975
Kraft Foods, Inc. Class A	12,600	417,312
Sara Lee Corp.	6,000	131,280
		621,567
Personal Products - 0.8%
Avon Products, Inc.	9,970	475,968
Gillette Co.	15,700	513,390
		989,358
Tobacco - 1.6%
Philip Morris Companies, Inc.	40,830	1,925,951
TOTAL CONSUMER STAPLES		6,338,085
ENERGY - 3.3%
Energy Equipment & Services - 0.1%
Baker Hughes, Inc.	2,950	97,262
Weatherford International, Inc. (a)	1,200	40,164
		137,426
Oil & Gas - 3.2%
ChevronTexaco Corp.	10,433	886,909
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Conoco, Inc.	19,100	$ 522,767
Exxon Mobil Corp.	62,320	2,330,768
Phillips Petroleum Co.	1,800	100,134
		3,840,578
TOTAL ENERGY		3,978,004
FINANCIALS - 10.0%
Banks - 3.2%
Bank of America Corp.	2,800	171,864
Bank of New York Co., Inc.	12,040	472,450
Bank One Corp.	60,100	2,250,144
PNC Financial Services Group, Inc.	2,100	121,695
U.S. Bancorp, Delaware	39,300	745,914
Wachovia Corp.	1,300	40,235
		3,802,302
Diversified Financials - 4.7%
American Express Co.	39,510	1,300,274
Citigroup, Inc.	19,586	938,169
Fannie Mae	17,250	1,355,850
Freddie Mac	16,050	1,062,029
Merrill Lynch & Co., Inc.	10,000	500,900
Morgan Stanley Dean Witter & Co.	8,290	460,095
		5,617,317
Insurance - 2.1%
AFLAC, Inc.	26,060	714,044
American International Group, Inc.	19,168	1,579,402
Conseco, Inc. (a)	49,300	208,539
		2,501,985
TOTAL FINANCIALS		11,921,604
HEALTH CARE - 11.5%
Biotechnology - 0.0%
Millennium Pharmaceuticals, Inc. (a)	2,100	71,589
Health Care Equipment & Supplies - 1.1%
Guidant Corp. (a)	15,500	756,555
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	3,100	$ 170,221
Zimmer Holdings, Inc. (a)	11,400	367,764
		1,294,540
Health Care Providers & Services - 3.5%
Cardinal Health, Inc.	10,720	732,390
HealthSouth Corp. (a)	202,620	2,982,566
McKesson Corp.	12,000	447,240
		4,162,196
Pharmaceuticals - 6.9%
Allergan, Inc.	7,400	558,626
American Home Products Corp.	17,000	1,021,700
Bristol-Myers Squibb Co.	25,700	1,381,632
Forest Laboratories, Inc. (a)	8,600	608,880
Johnson & Johnson	17,500	1,019,375
King Pharmaceuticals, Inc. (a)	3,300	131,472
Mylan Laboratories, Inc.	2,600	89,648
Perrigo Co. (a)	11,700	145,899
Pfizer, Inc.	75,293	3,260,918
		8,218,150
TOTAL HEALTH CARE		13,746,475
INDUSTRIALS - 10.0%
Aerospace & Defense - 0.9%
General Dynamics Corp.	3,710	308,487
Honeywell International, Inc.	11,200	371,168
Northrop Grumman Corp.	1,200	112,656
United Technologies Corp.	4,090	246,218
		1,038,529
Airlines - 0.1%
Southwest Airlines Co.	5,800	108,750
Building Products - 1.1%
Dal-Tile International, Inc. (a)	44,900	965,350
Masco Corp.	18,900	395,577
		1,360,927
Commercial Services & Supplies - 2.0%
Cendant Corp. (a)	61,100	1,041,144
Cintas Corp.	3,700	158,138
First Data Corp.	1,200	87,888
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Manpower, Inc.	31,300	$ 1,019,441
Paychex, Inc.	2,570	89,976
		2,396,587
Construction & Engineering - 0.3%
Fluor Corp.	8,700	329,295
Industrial Conglomerates - 3.5%
General Electric Co.	67,470	2,597,595
Tyco International Ltd.	27,320	1,606,416
		4,204,011
Machinery - 0.2%
Albany International Corp. Class A	8,200	165,968
Eaton Corp.	300	20,883
		186,851
Road & Rail - 1.9%
Canadian National Railway Co.	18,650	832,960
CSX Corp.	35,000	1,309,000
Norfolk Southern Corp.	6,100	118,279
		2,260,239
TOTAL INDUSTRIALS		11,885,189
INFORMATION TECHNOLOGY - 13.0%
Communications Equipment - 1.0%
CIENA Corp. (a)	3,900	69,225
Crown Castle International Corp. (a)	16,500	179,685
Motorola, Inc.	14,200	236,288
Spectrasite Holdings, Inc. (a)	249,200	755,076
		1,240,274
Computers & Peripherals - 2.3%
Dell Computer Corp. (a)	40,100	1,119,993
International Business Machines Corp.	13,800	1,595,142
		2,715,135
Electronic Equipment & Instruments - 0.7%
Amphenol Corp. Class A (a)	1,000	47,400
Avnet, Inc.	26,882	638,448
AVX Corp.	4,200	87,360
		773,208
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.8%
Affiliated Computer Services, Inc. Class A (a)	10,000	$ 933,800
Semiconductor Equipment & Products - 4.2%
Atmel Corp. (a)	8,500	70,125
ATMI, Inc. (a)	7,200	162,720
Intel Corp.	64,380	2,102,651
Intersil Corp. Class A (a)	7,400	247,234
Micron Technology, Inc. (a)	22,000	597,520
National Semiconductor Corp. (a)	8,400	253,092
Semtech Corp. (a)	14,853	572,138
Silicon Storage Technology, Inc. (a)	14,800	182,484
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	48,900	778,977
		4,966,941
Software - 4.0%
Amdocs Ltd. (a)	3,700	122,359
Computer Associates International, Inc.	37,500	1,247,625
Microsoft Corp. (a)	53,380	3,427,519
		4,797,503
TOTAL INFORMATION TECHNOLOGY		15,426,861
MATERIALS - 1.5%
Metals & Mining - 0.6%
Alcan, Inc.	17,700	637,938
Alcoa, Inc.	2,820	108,852
		746,790
Paper & Forest Products - 0.9%
Georgia-Pacific Group	33,900	1,086,834
TOTAL MATERIALS		1,833,624
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.9%
AT&T Corp.	30,100	526,449
BellSouth Corp.	29,600	1,139,600
Qwest Communications International, Inc.	37,700	448,630
SBC Communications, Inc.	18,000	672,840
Verizon Communications, Inc.	12,800	601,600
		3,389,119
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.1%
Triton PCS Holdings, Inc. Class A (a)	5,200	$ 156,572
TOTAL TELECOMMUNICATION SERVICES		3,545,691
UTILITIES - 0.1%
Electric Utilities - 0.1%
FirstEnergy Corp.	2,300	77,694
TOTAL COMMON STOCKS (Cost $82,660,149)		85,798,935
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc.:
Series H, $11.75	600	64,050
Series M, $11.125	1,522	161,713
(Cost $226,551)		225,763
Corporate Bonds - 17.9%
Moody's Ratings (unaudited) (h)		Principal Amount
Convertible Bonds - 0.0%
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Tenet Healthcare Corp. 6% 12/1/05	Ba1	$ 40,000	39,600
Nonconvertible Bonds - 17.9%
CONSUMER DISCRETIONARY - 6.1%
Auto Components - 0.2%
American Axle & Manufacturing, Inc. 9.75% 3/1/09	B1	25,000	26,250
Dana Corp. 6.25% 3/1/04	Ba1	60,000	57,600
Delco Remy International, Inc. 11% 5/1/09	B2	30,000	30,600
Lear Corp. 8.11% 5/15/09	Ba1	65,000	67,275
			181,725
Hotels, Restaurants & Leisure - 2.1%
Alliance Gaming Corp. 10% 8/1/07	B3	50,000	51,875
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Anchor Gaming 9.875% 10/15/08	Ba3	$ 10,000	$ 11,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	178,000	183,340
Boyd Gaming Corp.:
9.25% 10/1/03	Ba3	30,000	30,600
9.25% 8/1/09 (f)	Ba3	100,000	102,375
9.5% 7/15/07	B1	10,000	10,200
Circus Circus Enterprises, Inc.:
6.45% 2/1/06	Ba2	80,000	75,200
6.75% 7/15/03	Ba3	40,000	38,800
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	Ba3	15,000	15,300
Domino's, Inc. 10.375% 1/15/09	B3	140,000	150,150
Felcor Lodging LP 8.5% 6/1/11	Ba2	25,000	24,125
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	60,000	61,500
Harrahs Operating Co., Inc. 7.875% 12/15/05	Ba1	140,000	146,300
Herbst Gaming, Inc. 10.75% 9/1/08 (f)	B2	50,000	51,500
HMH Properties, Inc. 7.875% 8/1/05	Ba2	185,000	177,600
Hollywood Park, Inc./Hollywood Park Operating Co. 9.5% 8/1/07	Caa1	30,000	26,250
Hollywood Park, Inc. 9.25% 2/15/07	Caa1	55,000	48,400
International Game Technology:
7.875% 5/15/04	Ba1	40,000	41,800
8.375% 5/15/09	Ba1	105,000	111,825
ITT Corp.:
6.75% 11/15/05	Ba1	60,000	57,900
7.375% 11/15/15	Ba1	70,000	59,500
MGM Mirage, Inc. 6.95% 2/1/05	Baa3	40,000	39,872
Mirage Resorts, Inc.:
6.75% 8/1/07	Baa3	40,000	38,808
7.25% 10/15/06	Baa3	80,000	79,082
Mohegan Tribal Gaming Authority:
8.125% 1/1/06	Ba2	130,000	135,200
8.375% 7/1/11	Ba3	50,000	52,250
Park Place Entertainment Corp.:
7.875% 12/15/05	Ba1	135,000	135,338
9.375% 2/15/07	Ba1	50,000	52,750
Premier Parks, Inc. 9.75% 6/15/07	B3	50,000	51,375
Six Flags, Inc. 9.5% 2/1/09	B3	30,000	30,825
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	Ba3	$ 90,000	$ 86,175
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	50,000	52,750
8.875% 4/15/11	Ba1	185,000	198,875
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	60,000	60,900
			2,489,740
Household Durables - 0.3%
D.R. Horton, Inc. 8% 2/1/09	Ba1	70,000	70,175
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	40,000	40,000
KB Home 8.625% 12/15/08	Ba3	70,000	69,774
Lennar Corp. 9.95% 5/1/10	Ba1	60,000	65,400
Ryland Group, Inc. 9.75% 9/1/10	Ba2	70,000	74,900
			320,249
Internet & Catalog Retail - 0.1%
J. Crew Group, Inc. 0% 10/15/08 (d)	Caa3	120,000	66,000
Leisure Equipment & Products - 0.2%
Hasbro, Inc.:
5.6% 11/1/05	Ba3	40,000	37,200
7.95% 3/15/03	Ba3	190,000	191,425
			228,625
Media - 2.6%
Adelphia Communications Corp.:
7.5% 1/15/04	B2	35,000	33,425
10.25% 11/1/06	B2	40,000	41,500
10.25% 6/15/11	B2	240,000	243,000
10.5% 7/15/04	B2	55,000	56,650
10.875% 10/1/10	B2	20,000	20,800
Ascent Entertainment Group, Inc. 0% 12/15/04 (d)	Ba1	20,000	18,200
British Sky Broadcasting Group PLC yankee 7.3% 10/15/06	Ba1	90,000	92,702
Century Communications Corp.:
0% 3/15/03	B2	20,000	17,900
0% 1/15/08	B2	310,000	158,100
8.375% 12/15/07	B2	20,000	18,800
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Century Communications Corp.: - continued
9.75% 2/15/02	B2	$ 10,000	$ 10,025
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	B2	280,000	176,400
8.25% 4/1/07	B2	20,000	19,400
8.625% 4/1/09	B2	230,000	224,250
9.625% 11/15/09	B2	80,000	82,000
10% 4/1/09	B2	75,000	78,000
10.25% 1/15/10	B2	60,000	62,100
10.75% 10/1/09	B2	25,000	26,250
11.125% 1/15/11	B2	80,000	84,800
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	85,000	73,950
CSC Holdings, Inc.:
9.875% 4/1/23	B1	15,000	15,825
10.5% 5/15/16	Ba2	105,000	116,025
EchoStar DBS Corp. 9.25% 2/1/06	B1	225,000	238,500
Fox Family Worldwide, Inc.:
0% 11/1/07 (d)	Baa1	40,000	39,800
9.25% 11/1/07	Baa1	220,000	239,800
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	55,000	58,300
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	Caa1	10,000	10,600
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	20,000	20,400
Insight Communications, Inc. 0% 2/15/11 (d)	B3	100,000	60,000
Lamar Media Corp. 9.25% 8/15/07	B1	40,000	41,400
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	235,000	232,650
Pegasus Communications Corp. 9.75% 12/1/06	B3	40,000	38,400
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (d)	Caa1	70,000	42,000
12.375% 8/1/06	B3	50,000	49,500
Radio One, Inc. 8.875% 7/1/11	B3	85,000	90,100
Satelites Mexicanos SA de CV 8.21% 6/30/04 (f)(g)	B1	75,000	63,750
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Telemundo Holdings, Inc.:
0% 8/15/08 (d)	B3	$ 30,000	$ 28,500
0% 8/15/08 (d)(f)	B3	60,000	57,000
Telewest Communications PLC yankee:
0% 2/1/10 (d)	B2	10,000	4,400
9.875% 2/1/10	B2	30,000	23,700
Telewest PLC yankee:
9.625% 10/1/06	B2	40,000	31,600
11% 10/1/07	B2	15,000	12,300
Yell Finance BV:
0% 8/1/11 (d)	B2	60,000	34,950
10.75% 8/1/11	B2	40,000	42,800
			3,130,552
Multiline Retail - 0.4%
Dillard's, Inc.:
6.125% 11/1/03	Ba1	50,000	48,000
6.39% 8/1/03	Ba1	140,000	133,700
JCPenney Co., Inc.:
6.125% 11/15/03	Ba2	10,000	9,900
6.5% 6/15/02	Ba2	25,000	24,750
6.9% 8/15/26	Ba2	35,000	34,650
7.25% 4/1/02	Ba2	75,000	75,188
Kmart Corp. 12.5% 3/1/05	Baa3	160,000	162,400
Saks, Inc.:
8.25% 11/15/08	Ba2	20,000	18,600
9.875% 10/1/11 (f)	Ba2	32,000	27,520
			534,708
Specialty Retail - 0.1%
Michaels Stores, Inc. 9.25% 7/1/09	Ba2	40,000	42,400
Office Depot, Inc. 10% 7/15/08	Ba1	35,000	37,975
PETCO Animal Supplies, Inc. 10.75% 11/1/11 (f)	B3	70,000	73,150
			153,525
Textiles & Apparel - 0.1%
Levi Strauss & Co. 6.8% 11/1/03	B2	80,000	70,400
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - continued
The William Carter Co. 10.875% 8/15/11 (f)	B3	$ 20,000	$ 21,650
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	Ba1	40,000	39,600
			131,650
TOTAL CONSUMER DISCRETIONARY			7,236,774
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Canandaigua Brands, Inc.:
8.5% 3/1/09	Ba3	65,000	67,438
8.75% 12/15/03	Ba3	10,000	10,038
Cott Corp. yankee:
8.5% 5/1/07	B1	10,000	10,250
9.375% 7/1/05	B1	20,000	20,250
			107,976
Food & Drug Retailing - 0.4%
Fleming Companies, Inc. 10.125% 4/1/08	Ba3	90,000	94,050
Rite Aid Corp.:
6.875% 8/15/13	Caa2	30,000	21,900
6.875% 12/15/28 (f)	Caa2	40,000	26,800
7.125% 1/15/07	Caa2	110,000	92,400
7.625% 4/15/05	Caa2	30,000	27,300
7.7% 2/15/27	Caa2	15,000	10,650
11.25% 7/1/08 (f)	Caa2	50,000	50,875
12.5% 9/15/06 (f)	B-	200,000	210,500
			534,475
Food Products - 0.3%
Dean Foods Co.:
6.75% 6/15/05	Baa2	70,000	69,650
6.9% 10/15/17	Baa2	40,000	33,600
Del Monte Corp. 9.25% 5/15/11	B3	140,000	148,400
Kellogg Co. 6.6% 4/1/11	Baa2	10,000	10,462
Smithfield Foods, Inc. 8% 10/15/09 (f)	Ba2	50,000	51,875
			313,987
Personal Products - 0.0%
Revlon Consumer Products Corp. 12% 12/1/05 (f)	Caa1	50,000	50,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.1%
Philip Morris Companies, Inc. 7% 7/15/05	A2	$ 70,000	$ 74,568
TOTAL CONSUMER STAPLES			1,081,256
ENERGY - 0.9%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	B1	100,000	99,250
Grant Prideco, Inc. 9.625% 12/1/07	Ba3	60,000	59,550
Key Energy Services, Inc.:
8.375% 3/1/08	Ba3	40,000	40,400
14% 1/15/09	B2	50,000	57,125
Parker Drilling Co. 9.75% 11/15/06	B1	20,000	19,800
			276,125
Oil & Gas - 0.7%
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	110,000	110,550
8.125% 4/1/11	B1	75,000	74,250
Cross Timbers Oil Co.:
8.75% 11/1/09	Ba3	5,000	5,288
9.25% 4/1/07	Ba3	135,000	143,100
Forest Oil Corp.:
8% 6/15/08	Ba3	165,000	165,000
8% 12/15/11 (f)	Ba3	40,000	40,000
Nuevo Energy Co. 9.5% 6/1/08	B2	110,000	103,950
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	10,000	9,300
9.4% 12/1/02 (e)	Ba2	10,000	10,200
10% 11/1/08 (f)	Ba3	30,000	31,500
Plains Resources, Inc. 10.25% 3/15/06	B2	5,000	5,125
Pogo Producing Co. 8.25% 4/15/11	B1	45,000	45,900
Tesoro Petroleum Corp. 9% 7/1/08	B1	25,000	25,125
Triton Energy Ltd. yankee 8.875% 10/1/07	Ba3	20,000	22,000
Triton Energy Ltd./Triton Energy Corp. 9.25% 4/15/05	Baa2	20,000	22,100
			813,388
TOTAL ENERGY			1,089,513
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - 1.9%
Banks - 0.1%
Bank of America Corp. 7.8% 2/15/10	Aa3	$ 20,000	$ 22,184
Sovereign Bancorp, Inc. 8.625% 3/15/04	Ba3	120,000	123,000
			145,184
Diversified Financials - 1.4%
Alamosa Delaware, Inc. 13.625% 8/15/11	Caa1	110,000	118,250
American Airlines pass thru trust 7.8% 4/1/08 (f)	Baa2	100,000	98,000
Armkel Finance, Inc. 9.5% 8/15/09 (f)	B2	40,000	42,800
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	65,000	68,250
8.875% 2/15/08 (f)	Ba3	20,000	21,000
Citigroup, Inc. 7.25% 10/1/10	Aa2	35,000	37,894
Dana Credit Corp. 7.25% 12/6/02 (f)	Ba1	40,000	39,600
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	B1	55,000	57,750
Finova Group, Inc. 7.5% 11/15/09	-	350,000	126,000
Ford Motor Credit Co. 7.875% 6/15/10	A2	35,000	36,767
GS Escrow Corp. 7% 8/1/03	Ba1	75,000	76,280
Hanover Equipment Trust 8.5% 9/1/08 (f)	Ba3	40,000	42,000
IOS Capital, Inc. 9.75% 6/15/04	Baa2	170,000	166,600
James Cable Partners LP/James Cable Finance Corp. 10.75% 8/15/04	Caa2	60,000	45,000
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13 (f)	B2	120,000	130,800
SESI LLC 8.875% 5/15/11	B1	130,000	124,800
Sprint Capital Corp. 6.125% 11/15/08	Baa1	35,000	34,282
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	B2	40,000	43,300
TXU Eastern Funding yankee 6.15% 5/15/02	Baa1	35,000	35,478
Xerox Capital (Europe) PLC:
5.75% 5/15/02	Ba1	110,000	107,800
5.875% 5/15/04	A2	40,000	35,600
Xerox Credit Corp. 6.1% 12/16/03	Ba1	130,000	117,000
			1,605,251
Real Estate - 0.4%
iStar Financial, Inc. 8.75% 8/15/08	Ba1	70,000	71,050
LNR Property Corp. 9.375% 3/15/08	Ba3	105,000	105,394
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Meditrust Corp. 7.82% 9/10/26	Ba3	$ 90,000	$ 87,300
Toll Corp. 8.25% 12/1/11	Ba2	110,000	111,100
WCI Communities, Inc. 10.625% 2/15/11	B1	130,000	134,550
			509,394
TOTAL FINANCIALS			2,259,829
HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.0%
ALARIS Medical, Inc. 11.625% 12/1/06 (f)	B2	20,000	21,700
Health Care Providers & Services - 1.3%
AdvancePCS 8.5% 4/1/08	B1	85,000	90,100
Alliance Imaging, Inc. 10.375% 4/15/11	B3	40,000	43,200
AmerisourceBergen Corp. 8.125% 9/1/08 (f)	Ba3	10,000	10,500
Columbia/HCA Healthcare Corp. 6.73% 7/15/45	Ba1	40,000	40,600
DaVita, Inc. 9.25% 4/15/11	B2	50,000	53,000
Dynacare, Inc. yankee 10.75% 1/15/06	B2	55,000	57,200
Express Scripts, Inc. 9.625% 6/15/09	Ba2	45,000	49,838
HCA, Inc. 8.75% 9/1/10	Ba1	40,000	44,400
HealthSouth Corp.:
6.875% 6/15/05	Ba1	20,000	20,200
7% 6/15/08	Ba1	15,000	14,925
8.375% 10/1/11 (f)	Ba1	50,000	53,000
10.75% 10/1/08	Ba2	85,000	94,350
IASIS Healthcare Corp. 13% 10/15/09	B3	30,000	32,850
Magellan Health Services, Inc. 9.375% 11/15/07 (f)	B2	60,000	63,600
Omnicare, Inc. 8.125% 3/15/11	Ba2	45,000	47,813
Owen & Minor, Inc. 8.5% 7/15/11 (f)	Ba3	70,000	74,200
Service Corp. International (SCI):
6% 12/15/05	B1	60,000	54,300
6.5% 3/15/08	B1	30,000	26,850
7.2% 6/1/06	B1	40,000	37,800
7.375% 4/15/04	B1	180,000	172,800
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	70,000	78,925
Triad Hospitals, Inc. 8.75% 5/1/09	B1	115,000	124,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Unilab Corp. 12.75% 10/1/09	B3	$ 33,000	$ 38,280
Vanguard Health Systems, Inc. 9.75% 8/1/11 (f)	B3	180,000	189,900
			1,512,831
TOTAL HEALTH CARE			1,534,531
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	50,000	53,250
BE Aerospace, Inc. 8% 3/1/08	B2	10,000	8,200
Raytheon Co. 7.9% 3/1/03	Baa3	15,000	15,778
Sequa Corp. 8.875% 4/1/08	Ba2	70,000	67,375
			144,603
Airlines - 0.2%
AMR Corp. 9% 8/1/12	Ba2	30,000	27,000
Delta Air Lines, Inc.:
pass thru trust certificate 7.92% 5/18/12	A3	30,000	28,815
7.9% 12/15/09	Ba2	50,000	44,000
8.3% 12/15/29	Ba2	125,000	97,500
			197,315
Building Products - 0.0%
American Standard, Inc.:
7.375% 2/1/08	Ba2	45,000	46,463
7.625% 2/15/10	Ba2	20,000	20,800
			67,263
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	10,000	10,000
7.625% 1/1/06	Ba3	40,000	39,000
7.875% 1/1/09	Ba3	20,000	19,550
8.5% 12/1/08 (f)	Ba3	70,000	70,700
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	20,000	18,000
Iron Mountain, Inc.:
8.625% 4/1/13	B2	120,000	127,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Iron Mountain, Inc.: - continued
8.75% 9/30/09	B2	$ 70,000	$ 73,850
Universal Hospital Services, Inc. 10.25% 3/1/08	B3	85,000	83,088
			441,388
Construction & Engineering - 0.0%
Anteon Corp. 12% 5/15/09	B3	20,000	21,000
Machinery - 0.2%
AGCO Corp.:
8.5% 3/15/06	B1	20,000	20,000
9.5% 5/1/08	Ba3	50,000	52,500
Case Corp. 7.25% 8/1/05	Ba2	10,000	8,800
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	B3	45,000	45,900
Navistar International Corp. 9.375% 6/1/06	Ba1	50,000	52,000
Terex Corp.:
8.875% 4/1/08	B2	60,000	59,400
10.375% 4/1/11	B2	30,000	30,900
Tyco International Group SA yankee 6.875% 9/5/02	Baa1	35,000	35,766
			305,266
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (f)	Ba2	30,000	30,900
8.875% 7/15/11	Ba2	80,000	82,400
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	90,000	67,950
10.25% 11/15/06	Ba3	15,000	9,450
			190,700
Road & Rail - 0.1%
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	30,000	32,550
TFM SA de CV yankee:
0% 6/15/09 (d)	B1	30,000	24,000
10.25% 6/15/07	B1	20,000	17,200
			73,750
TOTAL INDUSTRIALS			1,441,285
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	$ 110,000	$ 105,875
9.5% 8/1/11	B3	20,000	19,200
L-3 Communications Corp.:
8% 8/1/08	Ba3	60,000	61,800
10.375% 5/1/07	Ba3	60,000	64,500
			251,375
Electronic Equipment & Instruments - 0.3%
Fisher Scientific International, Inc. 9% 2/1/08	B3	150,000	157,500
Flextronics International Ltd. yankee:
8.75% 10/15/07	Ba2	55,000	56,375
9.875% 7/1/10	Ba2	80,000	86,400
Millipore Corp. 7.5% 4/1/07	Ba1	15,000	13,950
			314,225
IT Consulting & Services - 0.1%
Unisys Corp.:
7.875% 4/1/08	Ba1	25,000	25,250
8.125% 6/1/06	Ba1	130,000	132,925
			158,175
Office Electronics - 0.2%
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	B2	70,000	73,850
Xerox Corp.:
5.5% 11/15/03	Ba1	50,000	45,500
6.25% 11/15/26	Ba1	80,000	73,200
			192,550
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	90,000	94,500
10.5% 2/1/09	B2	40,000	42,400
			136,900
TOTAL INFORMATION TECHNOLOGY			1,053,225
MATERIALS - 1.4%
Chemicals - 0.6%
Avecia Group PLC 11% 7/1/09	B2	70,000	67,375
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	$ 20,000	$ 21,100
Georgia Gulf Corp. 10.375% 11/1/07	B2	65,000	68,575
IMC Global, Inc. 7.4% 11/1/02	Ba2	120,000	120,600
Lyondell Chemical Co.:
9.5% 12/15/08 (f)	Ba3	50,000	50,000
9.875% 5/1/07	Ba3	70,000	71,050
Methanex Corp. yankee:
7.4% 8/15/02	Ba1	20,000	20,000
7.75% 8/15/05	Ba1	100,000	94,500
Quaker State Corp. 6.625% 10/15/05	Ba2	70,000	67,200
Sterling Chemicals, Inc. 12.375% 7/15/06 (c)	-	120,000	99,600
The Scotts Co. 8.625% 1/15/09	B2	25,000	26,000
			706,000
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	30,000	31,950
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	20,000	18,200
7.35% 5/15/08	B3	10,000	8,800
7.8% 5/15/18	B3	100,000	82,125
7.85% 5/15/04	B3	20,000	18,800
Packaging Corp. of America 9.625% 4/1/09	Ba2	30,000	33,075
Riverwood International Corp.:
10.25% 4/1/06	B-	75,000	77,625
10.625% 8/1/07	B3	60,000	63,600
			334,175
Metals & Mining - 0.3%
AK Steel Corp. 7.875% 2/15/09	B1	80,000	80,000
Century Aluminum Co. 11.75% 4/15/08	Ba3	85,000	87,975
Luscar Coal Ltd. 9.75% 10/15/11	Ba3	30,000	31,800
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	175,000	188,125
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	60,000	58,200
			446,100
Paper & Forest Products - 0.2%
Norske Skog Canada Ltd. 8.625% 6/15/11 (f)	Ba2	20,000	21,000
Potlatch Corp. 10% 7/15/11 (f)	Ba1	95,000	100,225
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
Stone Container Corp. 9.75% 2/1/11	B2	$ 55,000	$ 58,850
Tembec Industries, Inc. yankee 8.625% 6/30/09	Ba1	50,000	52,250
			232,325
TOTAL MATERIALS			1,718,600
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.8%
American Cellular Corp. 9.5% 10/15/09	B2	60,000	61,200
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	B3	145,000	124,700
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	B1	125,000	136,563
Price Communications Wireless, Inc.:
9.125% 12/15/06	Ba2	120,000	126,000
11.75% 7/15/07	B2	160,000	173,600
Telecomunicaciones de Puerto Rico, Inc. 6.15% 5/15/02	Baa1	70,000	70,785
Time Warner Telecom, Inc. 10.125% 2/1/11	B2	110,000	88,000
Tritel PCS, Inc. 10.375% 1/15/11	B3	70,000	81,200
Triton PCS, Inc.:
8.75% 11/15/11 (f)	B2	50,000	51,000
9.375% 2/1/11	B3	40,000	42,000
			955,048
Wireless Telecommunication Services - 1.1%
AirGate PCS, Inc. 0% 10/1/09 (d)	Caa1	160,000	126,400
Alamosa PCS Holdings, Inc. 0% 2/15/10 (d)	Caa1	120,000	77,400
American Tower Corp. 9.375% 2/1/09	B3	25,000	21,125
Dobson Communications Corp. 10.875% 7/1/10	B3	100,000	109,500
Echostar Broadband Corp. 10.375% 10/1/07	B1	160,000	172,000
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	105,000	66,675
Nextel Communications, Inc.:
0% 10/31/07 (d)	B1	325,000	242,125
9.375% 11/15/09	B1	175,000	144,375
Nextel Partners, Inc.:
0% 2/1/09 (d)	B3	30,000	19,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Partners, Inc.: - continued
11% 3/15/10	B3	$ 5,000	$ 4,350
Rogers Wireless, Inc. 9.625% 5/1/11	Baa3	40,000	42,000
Rural Cellular Corp. 9.625% 5/15/08	B3	40,000	41,200
Ubiquitel Operating Co. 0% 4/15/10 (d)	Caa1	40,000	22,600
VoiceStream Wireless Corp.:
0% 11/15/09 (d)	Baa1	15,000	12,863
10.375% 11/15/09	Baa1	130,000	147,550
			1,249,363
TOTAL TELECOMMUNICATION SERVICES			2,204,411
UTILITIES - 1.4%
Electric Utilities - 1.3%
AES Corp.:
8% 12/31/08	Ba1	5,000	4,600
8.375% 8/15/07	Ba2	105,000	92,400
8.5% 11/1/07	Ba2	20,000	17,800
8.75% 6/15/08	Ba1	70,000	68,250
9.375% 9/15/10	Ba1	195,000	189,150
CMS Energy Corp.:
7.5% 1/15/09	Ba3	25,000	24,750
8.5% 4/15/11	Ba3	50,000	52,500
8.9% 7/15/08	Ba3	80,000	85,200
9.875% 10/15/07	Ba3	205,000	219,350
Edison Mission Energy 10% 8/15/08	Baa3	70,000	75,950
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	220,000	255,200
Orion Power Holdings, Inc. 12% 5/1/10	Ba3	185,000	224,775
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	45,000	43,200
6.25% 3/1/04	B3	90,000	86,400
7.375% 11/1/05 (c)(f)	Caa2	140,000	142,800
7.875% 3/1/02	B3	10,000	9,800
Southern California Edison Co. 6.25% 6/15/03 (c)	B3	10,000	9,500
			1,601,625
Gas Utilities - 0.0%
Sempra Energy 7.95% 3/1/10	A2	35,000	36,503
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities - 0.1%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	$ 60,000	$ 65,700
Water Utilities - 0.0%
Azurix Corp. 10.375% 2/15/07	Ba3	15,000	9,000
TOTAL UTILITIES			1,712,828
TOTAL NONCONVERTIBLE BONDS			21,332,252
TOTAL CORPORATE BONDS (Cost $20,790,847)			21,371,852
U.S. Government and Government Agency Obligations - 5.7%

U.S. Government Agency Obligations - 0.0%
Fannie Mae 6.25% 2/1/11	Aa2	10,000	10,430
Freddie Mac 5.875% 3/21/11	Aa2	10,000	10,150
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			20,580
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bills, yield at date of purchase 1.82% 2/14/02	-	250,000	249,113
U.S. Treasury Bonds:
5.25% 2/15/29	Aaa	263,000	253,795
6.375% 8/15/27	Aaa	1,120,000	1,245,294
7.625% 2/15/25	Aaa	47,000	59,631
8.125% 8/15/19(i)	Aaa	280,000	362,468
8.875% 8/15/17	Aaa	65,000	88,431
9.875% 11/15/15	Aaa	10,000	14,428
11.25% 2/15/15	Aaa	210,000	328,715
11.75% 2/15/10 (callable)(i)	Aaa	895,000	1,106,166
U.S. Treasury Notes:
3.875% 7/31/03	Aaa	1,535,000	1,565,946
5.875% 11/15/04	Aaa	261,000	278,863
6.125% 8/15/07	Aaa	760,000	829,228
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (h)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
6.5% 10/15/06	Aaa	$ 10,000	$ 11,039
7% 7/15/06	Aaa	330,000	370,217
TOTAL U.S. TREASURY OBLIGATIONS			6,763,334
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,689,752)			6,783,914
Asset-Backed Securities - 0.0%

Airplanes pass thru trust 10.875% 3/15/19 (Cost $76,682)	Ba2	103,709	29,038
Foreign Government and Government Agency Obligations - 0.0%

United Mexican States 8.375% 1/14/11 (Cost $14,548)	Baa3	15,000	15,375
Money Market Funds - 3.7%
	Shares
Fidelity Cash Central Fund, 2.23% (b) (Cost $4,387,924)	4,387,924	4,387,924
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $114,846,453)		118,612,801
NET OTHER ASSETS - 0.5%		602,529
NET ASSETS - 100%		$ 119,215,330
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
12 S&P 500 Index Contracts	Dec. 2001	$ 3,420,000	$ 191,412
The face value of futures purchased as a percentage of net assets - 2.9%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,176,870 or 1.8% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $560,668.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	5.7%	AAA, AA, A	4.7%
Baa	1.4%	BBB	1.6%
Ba	7.3%	BB	6.3%
B	7.7%	B	8.5%
Caa	1.0%	CCC	0.7%
Ca, C	0.0%	CC, C	0.0%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 0.2%. FMR has determined that unrated debt securities that are lower quality account for 0.2% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $208,446,055 and $141,052,915, respectively, of which long-term U.S. government and government agency obligations aggregated $14,556,564 and $11,323,472, respectively.

The market value of futures contracts opened and closed during the period amounted to $67,691,616 and $64,218,555, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,235 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $116,588,528. Net unrealized appreciation aggregated $2,024,273, of which $7,846,092 related to appreciated investment securities and $5,821,819 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $15,515,000 of which $348,000, $394,000 and $14,773,000 will expire on November 30, 2007, 2008, and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $1,246,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (cost $114,846,453) - See accompanying schedule		$ 118,612,801
Receivable for investments sold		726,096
Receivable for fund shares sold		166,117
Dividends receivable		72,552
Interest receivable		568,739
Other receivables		225
Total assets		120,146,530
Liabilities
Payable for investments purchased	$ 654,548
Payable for fund shares redeemed	91,604
Accrued management fee	57,059
Distribution fees payable	59,269
Payable for daily variation on futures contracts	15,293
Other payables and accrued expenses	53,427
Total liabilities		931,200
Net Assets		$ 119,215,330
Net Assets consist of:
Paid in capital		$ 133,607,943
Undistributed net investment income		418,077
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,768,470)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,957,780
Net Assets		$ 119,215,330

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,487,423 ÷ 1,473,291 shares)	$9.83
Maximum offering price per share (100/94.25 of $9.83)	$10.43
Class T: Net Asset Value and redemption price per share ($71,346,097 ÷ 7,286,410 shares)	$9.79
Maximum offering price per share (100/96.50 of $9.79)	$10.15
Class B: Net Asset Value and offering price per share ($21,599,149 ÷ 2,209,182 shares) A	$9.78
Class C: Net Asset Value and offering price per share ($11,037,205 ÷ 1,130,282 shares)A	$9.77
Institutional Class: Net Asset Value, offering price and redemption price per share ($745,456 ÷ 75,698 shares)	$9.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Dividends		$ 672,077
Interest		2,455,518
Security lending		1,463
Total income		3,129,058
Expenses
Management fee	$ 564,281
Transfer agent fees	263,815
Distribution fees	604,369
Accounting and security lending fees	62,778
Non-interested trustees' compensation	327
Custodian fees and expenses	32,232
Registration fees	53,812
Audit	25,727
Legal	429
Miscellaneous	12,386
Total expenses before reductions	1,620,156
Expense reductions	(32,272)	1,587,884
Net investment income		1,541,174
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(14,040,006)
Foreign currency transactions	5,926
Futures contracts	(2,351,170)	(16,385,250)
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,803,739
Assets and liabilities in foreign currencies	41
Futures contracts	315,859	4,119,639
Net gain (loss)		(12,265,611)
Net increase (decrease) in net assets resulting from operations		$ (10,724,437)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,541,174	$ 552,254
Net realized gain (loss)	(16,385,250)	(1,939,127)
Change in net unrealized appreciation (depreciation)	4,119,639	(1,444,560)
Net increase (decrease) in net assets resulting from operations	(10,724,437)	(2,831,433)
Distributions to shareholders from net investment income	(1,385,322)	(455,478)
Share transactions - net increase (decrease)	62,503,254	45,674,331
Total increase (decrease) in net assets	50,393,495	42,387,420
Net Assets
Beginning of period	68,821,835	26,434,415
End of period (including undistributed net investment income of $418,077 and $195,437, respectively)	$ 119,215,330	$ 68,821,835

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.02	$ 10.92	$ 10.00
Income from Investment Operations
Net investment income E	.20	.19	.12
Net realized and unrealized gain (loss)	(1.20)	.08 F	.80
Total from investment operations	(1.00)	.27	.92
Less Distributions
From net investment income	(.19)	(.17)	-
Net asset value, end of period	$ 9.83	$ 11.02	$ 10.92
Total Return B, C, D	(9.13)%	2.40%	9.20%
Ratios to Average Net Assets H
Expenses before expense reductions	1.26%	1.51%	2.95% A
Expenses net of voluntary waivers, if any	1.26%	1.51%	1.75% A
Expenses net of all reductions	1.23%	1.49%	1.74% A
Net investment income	1.97%	1.64%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,487	$ 14,567	$ 1,819
Portfolio turnover rate	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 28, 1998 (commencement of operations) to November 30, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income E	.17	.16	.10
Net realized and unrealized gain (loss)	(1.19)	.08 F	.79
Total from investment operations	(1.02)	.24	.89
Less Distributions
From net investment income	(.18)	(.14)	-
Net asset value, end of period	$ 9.79	$ 10.99	$ 10.89
Total Return B, C, D	(9.35)%	2.14%	8.90%
Ratios to Average Net Assets H
Expenses before expense reductions	1.55%	1.78%	3.13% A
Expenses net of voluntary waivers, if any	1.55%	1.78%	2.00% A
Expenses net of all reductions	1.52%	1.76%	1.99% A
Net investment income	1.69%	1.37%	.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,346	$ 25,527	$ 10,819
Portfolio turnover rate	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 28, 1998 (commencement of operations) to November 30, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income E	.12	.10	.05
Net realized and unrealized gain (loss)	(1.19)	.09 F	.80
Total from investment operations	(1.07)	.19	.85
Less Distributions
From net investment income	(.11)	(.08)	-
Net asset value, end of period	$ 9.78	$ 10.96	$ 10.85
Total Return B, C, D	(9.80)%	1.72%	8.50%
Ratios to Average Net Assets H
Expenses before expense reductions	2.04%	2.27%	3.67% A
Expenses net of voluntary waivers, if any	2.04%	2.27%	2.50% A
Expenses net of all reductions	2.01%	2.26%	2.49% A
Net investment income	1.20%	.87%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,599	$ 17,797	$ 8,603
Portfolio turnover rate	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 28, 1998 (commencement of operations) to November 30, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.94	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income E	.12	.10	.05
Net realized and unrealized gain (loss)	(1.18)	.08 F	.80
Total from investment operations	(1.06)	.18	.85
Less Distributions
From net investment income	(.11)	(.09)	-
Net asset value, end of period	$ 9.77	$ 10.94	$ 10.85
Total Return B, C, D	(9.73)%	1.62%	8.50%
Ratios to Average Net Assets H
Expenses before expense reductions	2.02%	2.26%	3.68% A
Expenses net of voluntary waivers, if any	2.02%	2.26%	2.50% A
Expenses net of all reductions	1.99%	2.24%	2.49% A
Net investment income	1.22%	.88%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,037	$ 9,737	$ 4,217
Portfolio turnover rate	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 28, 1998 (commencement of operations) to November 30, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.04	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income D	.24	.22	.14
Net realized and unrealized gain (loss)	(1.21)	.08 E	.81
Total from investment operations	(.97)	.30	.95
Less Distributions
From net investment income	(.22)	(.21)	-
Net asset value, end of period	$ 9.85	$ 11.04	$ 10.95
Total Return B, C	(8.86)%	2.66%	9.50%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	1.28%	2.70% A
Expenses net of voluntary waivers, if any	.95%	1.28%	1.50% A
Expenses net of all reductions	.92%	1.26%	1.49% A
Net investment income	2.29%	1.87%	1.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 745	$ 1,193	$ 976
Portfolio turnover rate	165%	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for paydowns gains/losses on certain securities, futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the Fidelity Advisor Asset Allocation Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 35,159	$ 750
Class T	.25%	.25%	255,792	-
Class B	.75%	.25%	203,174	152,381
Class C	.75%	.25%	110,244	41,615
			$ 604,369	$ 194,746

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 36,013	$ 11,965
Class T	65,842	13,241
Class B	48,731	48,731 *
Class C	4,943	4,943 *
	$ 155,529	$ 78,880

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC :

	Amount	% of Average Net Assets
Class A	$ 34,170.24
Class T	144,773.28
Class B	55,369.27
Class C	27,858.25
Institutional Class	1,645.18
	$ 263,815

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $498,354 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral(in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $30,658 of the fund's expenses. In addition, through arrangements with the fund's custodian credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,614.

8. Other Information.

At the end of the period, two unaffiliated shareholders each held more than 10% of the total outstanding shares of the fund totaling 29%.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2001	2000
From net investment income
Class A	$ 250,026	$ 100,116
Class T	789,016	195,730
Class B	211,104	86,399
Class C	115,802	53,592
Institutional Class	19,374	19,641
Total	$ 1,385,322	$ 455,478

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	765,802	1,532,846	$ 7,761,666	$ 18,932,992
Reinvestment of distributions	24,333	8,225	247,185	98,859
Shares redeemed	(638,905)	(385,700)	(6,608,233)	(4,377,165)
Net increase (decrease)	151,230	1,155,371	$ 1,400,618	$ 14,654,686
Class T Shares sold	6,439,647	1,901,887	$ 67,382,958	$ 22,228,420
Reinvestment of distributions	77,556	16,247	773,876	189,568
Shares redeemed	(1,553,480)	(588,710)	(15,475,308)	(6,908,775)
Net increase (decrease)	4,963,723	1,329,424	$ 52,681,526	$ 15,509,213
Class B Shares sold	923,416	1,039,656	$ 9,537,193	$ 12,025,779
Reinvestment of distributions	18,139	6,438	184,419	74,874
Shares redeemed	(356,838)	(214,225)	(3,564,499)	(2,526,551)
Net increase (decrease)	584,717	831,869	$ 6,157,113	$ 9,574,102
Class C Shares sold	602,641	669,361	$ 6,240,400	$ 7,697,489
Reinvestment of distributions	9,736	3,915	99,141	45,572
Shares redeemed	(372,364)	(171,822)	(3,736,326)	(2,016,488)
Net increase (decrease)	240,013	501,454	$ 2,603,215	$ 5,726,573
Institutional Class Shares sold	48,833	46,000	$ 528,963	$ 535,641
Reinvestment of distributions	1,245	1,075	12,887	12,478
Shares redeemed	(82,526)	(28,074)	(881,068)	(338,362)
Net increase (decrease)	(32,448)	19,001	$ (339,218)	$ 209,757

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Asset Allocation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 10, 2002

Annual Report

Distributions

A total of 15.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The Institutional Class designates 22%, 23%, 23%, and 23% of the dividends distributed in December, March, June and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Robert A. Lawrence, Vice President

Richard C. Habermann, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles*

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AALI-ANN-0102 152792
1.733546.102

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Growth & Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	26	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	35	Notes to the financial statements.
Independent Auditors' Report	42	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Growth & Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Growth & Income - CL A	-9.28%	63.28%
Fidelity Adv Growth & Income - CL A (incl. 5.75% sales charge)	-14.49%	53.89%
S&P 500 ®	-12.22%	64.80%
Growth & Income Funds Average	-6.49%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,036 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL A	-9.28%	10.49%
Fidelity Adv Growth & Income - CL A (incl. 5.75% sales charge)	-14.49%	9.16%
S&P 500	-12.22%	10.69%
Growth & Income Funds Average	-6.49%	n/a *

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Growth & Income Fund - Class A on December 31, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $15,389 - a 53.89% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,480 - a 64.80% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual returns for the large-cap core funds average was -13.53%. The one year cumulative and average annual returns for the large-cap supergroup average was -16.38%.

Annual Report

Fidelity Advisor Growth & Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL T	-9.49%	61.59%
Fidelity Adv Growth & Income - CL T (incl. 3.50% sales charge)	-12.65%	55.93%
S&P 500	-12.22%	64.80%
Growth & Income Funds Average	-6.49%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,036 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL T	-9.49%	10.25%
Fidelity Adv Growth & Income - CL T (incl. 3.50% sales charge)	-12.65%	9.46%
S&P 500	-12.22%	10.69%
Growth & Income Funds Average	-6.49%	n/a *

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $15,593 - a 55.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,480 - a 64.80% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual returns for the large-cap core funds average was -13.53%. The one year cumulative and average annual returns for the large-cap supergroup average was -16.38%.

Annual Report

Fidelity Advisor Growth & Income Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL B	-9.98%	57.52%
Fidelity Adv Growth & Income - CL B (incl. contingent deferred sales charge)	-14.48%	55.52%
S&P 500	-12.22%	64.80%
Growth & Income Funds Average	-6.49%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,036 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL B	-9.98%	9.68%
Fidelity Adv Growth & Income - CL B (incl. contingent deferred sales charge)	-14.48%	9.40%
S&P 500	-12.22%	10.69%
Growth & Income Funds Average	-6.49%	n/a *

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class B on December 31, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $15,552 - a 55.52% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,480 - a 64.80% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual returns for the large-cap core funds average was -13.53%. The one year cumulative and average annual returns for the large-cap supergroup average was -16.38%.

Annual Report

Fidelity Advisor Growth & Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C's contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL C	-9.92%	57.35%
Fidelity Adv Growth & Income - CL C (incl. contingent deferred sales charge)	-10.82%	57.35%
S&P 500	-12.22%	64.80%
Growth & Income Funds Average	-6.49%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,036 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL C	-9.92%	9.66%
Fidelity Adv Growth & Income - CL C (incl. contingent deferred sales charge)	-10.82%	9.66%
S&P 500	-12.22%	10.69%
Growth & Income Funds Average	-6.49%	n/a *

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class C on December 31, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $15,735 - a 57.35% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,480 - a 64.80% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual returns for the large-cap core funds average was -13.53%. The one year cumulative and average annual returns for the large-cap supergroup average was -16.38%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with John Avery, Portfolio Manager of Fidelity Growth & Income Fund

Q. How did the fund perform, John?

A. For the 12 months that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned -9.28%, -9.49%, -9.98% and -9.92%, respectively. In comparison, the Standard & Poor's 500 Index declined 12.22%, while the growth & income funds average tracked by Lipper Inc. dropped 6.49%.

Q. Why did the fund outperform its benchmark, yet lag its Lipper peer average during the past year?

A. Playing a conservative-type offense proved an effective game plan versus our benchmark amid a challenging market environment. Sector positioning and security selection each played an integral role in support of this strategy. Although our absolute returns were negative, relative performance benefited from my decision to emphasize cyclicals across the portfolio for much of the period, positioning it for an eventual pick-up in the economy in light of aggressive rate cutting by the Federal Reserve Board. Assuming a pro-cyclical stance in a number of industries allowed us to find several quality stocks that recovered nicely after being beaten up in the March-April time frame, and again in the weeks following the terrible events of September 11. Despite the fact that we beat the S&P 500 by a respectable margin in a down market, performance still wasn't strong enough to outpace our average Lipper peer, which tended to be more conservatively postured than we were and even more heavily invested in cyclicals.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Where in particular did your cyclical strategy pay off?

A. Our positioning in technology had the most influence on performance. Here, we did well by limiting our exposure to high-priced, higher-volatility names - including Nortel, Oracle and Cisco - whose fundamentals and valuations were hammered by the weak economy, and loading up on more cyclically oriented tech stocks that historically tend to outperform in anticipation of a recovery. I found what I wanted in mid-cap, generally non-telecommunications-related semiconductor stocks, such as NVIDIA and Fairchild Semiconductor, which fared extremely well. I sold off stakes in Nortel and Oracle during the period. Raising our exposure to traditional cyclical groups, namely industrials and materials, also helped. Similar to their tech counterparts, stocks such as carpet maker Mohawk and industrial gases supplier Praxair advanced sharply from their market lows in the spring.

Q. What other moves lifted performance?

A. Complementing the fund's cyclical positioning was a defensive, stable-growth component that also paid off for us. Given that many of these perceived "safe" stocks seemed to have run their course, I was careful to select only those stocks that I felt had upside potential as a result of specific catalysts. A good example is Philip Morris, which benefited from waning tobacco litigation concerns. Also, McGraw-Hill was largely able to buck the economic slump that has plagued media stocks for over a year now. The textbook publishing giant enjoyed its leadership position in the traditional pre-kindergarten-through-college market, where growth trends are expected to remain strong well into the future. Finally, favorable demographics paced cardiac device maker St. Jude, which gained further inroads into the growing implantable defibrillator market.

Q. Were there any particular disappointments that you could point to?

A. On the downside, I was disappointed with the results of our financial holdings. We were hurt by underweighting banks during a period of falling interest rates, and prematurely overweighting brokers such as Charles Schwab and diversified financials, namely American Express. Owning underperformers in health care, particularly drug stocks Schering-Plough and Bristol-Myers Squibb, also hurt us. Global power generator AES further restrained performance after warning of a lower-than-expected profit for 2001, due largely to continued low market prices in the U.K. for wholesale electricity. AES was no longer held at the close of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. John, what's your outlook for the coming months?

A. The issue I'm grappling with now is that valuations seem to be pricing in a perfect economic recovery, which never happens. While I remain tilted toward offense and maintain a bias toward cyclicals, I'm being extremely disciplined and, to lock in gains, I've been trimming stocks that are up a lot and look expensive. I began to do this toward the end of the period with some of our semiconductor holdings, which have had a great run.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of November 30, 2001, more than $2.1 billion

Manager: John Avery, since 2000; manager, Fidelity Advisor Balanced Fund, since 1998; joined Fidelity in 1995

3

John Avery shares his thoughts on a recovery in the economy:

"I feel the worst may be over for the U.S. economy, barring any unforeseen event. This is a sentiment echoed by several executives with whom I've met recently, and who have finally started to see some stabilization in business conditions. I'm still hopeful that we'll have a pickup at some point in the next couple of months, especially given how quickly things stabilized following September's attacks, showing the resilience of the U.S. economy. Although near-term corporate profits will likely be disturbing, fiscal and monetary stimuli, along with lower energy prices, suggest eventual economic improvements.

"Even if economic activity does not accelerate, the market stands to benefit as earnings comparisons start to get easier given the disappointing results issued a year ago, which could create the illusion of acceleration. Another factor that may improve investor sentiment is that companies have been aggressively cutting costs at the bottom of the economic cycle, which means that when revenues begin to recover, there should be a lot more flowing to the bottom line. I'll continue to do the research and try to stay ahead of the curve by seeking to uncover those companies that I believe are poised to rebound the strongest and fastest out of the downturn."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.3	3.4
General Electric Co.	3.7	5.4
Pfizer, Inc.	3.0	2.6
Citigroup, Inc.	2.7	2.3
American International Group, Inc.	2.7	2.3
Wal-Mart Stores, Inc.	2.4	1.0
Philip Morris Companies, Inc.	2.1	2.7
Exxon Mobil Corp.	1.9	2.4
Gillette Co.	1.8	0.9
Tyco International Ltd.	1.7	1.4
	26.3
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.2	16.9
Financials	15.1	16.8
Consumer Discretionary	14.2	12.5
Health Care	13.8	13.1
Industrials	10.5	12.2
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks and Equity Futures 97.6%		Stocks and Equity Futures 97.7%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 2.3%
* Foreign investments	1.6%	** Foreign investments	1.6%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.2%
Auto Components - 0.4%
Delphi Automotive Systems Corp.	348,500	$ 4,781
TRW, Inc.	115,900	4,522
		9,303
Automobiles - 0.3%
Ford Motor Co.	301,900	5,718
Hotels, Restaurants & Leisure - 0.5%
Harrah's Entertainment, Inc. (a)	108,900	3,510
McDonald's Corp.	165,100	4,431
Starwood Hotels & Resorts Worldwide, Inc. unit	100,900	2,738
		10,679
Household Durables - 1.7%
Black & Decker Corp.	188,500	6,982
Maytag Corp.	230,200	6,660
Mohawk Industries, Inc. (a)	300,600	13,786
Whirlpool Corp.	134,700	8,858
		36,286
Media - 5.0%
AOL Time Warner, Inc. (a)	577,506	20,155
Clear Channel Communications, Inc. (a)	204,800	9,570
Liberty Media Corp. Class A (a)	663,400	8,724
McGraw-Hill Companies, Inc.	294,700	16,651
Omnicom Group, Inc.	198,000	17,000
TMP Worldwide, Inc. (a)	73,600	3,039
Viacom, Inc. Class B (non-vtg.) (a)	574,898	25,094
Walt Disney Co.	333,900	6,835
		107,068
Multiline Retail - 4.2%
Costco Wholesale Corp. (a)	284,900	11,647
Dillard's, Inc. Class A	478,400	7,918
Federated Department Stores, Inc. (a)	191,600	7,089
JCPenney Co., Inc.	299,100	7,579
Kmart Corp. (a)	830,400	5,065
Wal-Mart Stores, Inc.	919,400	50,705
		90,003
Specialty Retail - 2.1%
Home Depot, Inc.	349,059	16,287
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	368,700	$ 16,706
Staples, Inc. (a)	621,700	10,942
		43,935
TOTAL CONSUMER DISCRETIONARY		302,992
CONSUMER STAPLES - 7.6%
Beverages - 2.0%
Anheuser-Busch Companies, Inc.	172,200	7,422
PepsiCo, Inc.	362,400	17,624
The Coca-Cola Co.	354,100	16,629
		41,675
Food & Drug Retailing - 0.2%
Rite Aid Corp. (a)	954,300	4,476
Food Products - 0.3%
Kraft Foods, Inc. Class A	92,700	3,070
Sara Lee Corp.	190,300	4,164
		7,234
Household Products - 1.2%
Colgate-Palmolive Co.	70,500	4,114
Kimberly-Clark Corp.	165,500	9,627
Procter & Gamble Co.	163,000	12,626
		26,367
Personal Products - 1.8%
Gillette Co.	1,181,000	38,619
Tobacco - 2.1%
Philip Morris Companies, Inc.	939,500	44,316
TOTAL CONSUMER STAPLES		162,687
ENERGY - 4.6%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	184,300	6,076
BJ Services Co. (a)	225,200	6,274
Diamond Offshore Drilling, Inc.	154,200	4,271
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Nabors Industries, Inc. (a)	221,200	$ 6,968
Schlumberger Ltd. (NY Shares)	125,000	6,001
		29,590
Oil & Gas - 3.2%
ChevronTexaco Corp.	150,200	12,769
Conoco, Inc.	296,300	8,110
Exxon Mobil Corp.	1,111,706	41,578
Royal Dutch Petroleum Co. (NY Shares)	131,500	6,357
		68,814
TOTAL ENERGY		98,404
FINANCIALS - 15.1%
Banks - 2.9%
Bank of America Corp.	422,300	25,921
FleetBoston Financial Corp.	233,300	8,574
Pacific Century Financial Corp.	452,200	11,395
U.S. Bancorp, Delaware	181,300	3,441
Wells Fargo & Co.	296,300	12,682
		62,013
Diversified Financials - 9.5%
American Express Co.	439,800	14,474
Bear Stearns Companies, Inc.	138,600	7,970
Charles Schwab Corp.	1,030,350	14,796
Citigroup, Inc.	1,227,200	58,783
Fannie Mae	290,200	22,810
Freddie Mac	230,500	15,252
Goldman Sachs Group, Inc.	88,000	7,823
Household International, Inc.	104,400	6,159
J.P. Morgan Chase & Co.	196,200	7,401
Merrill Lynch & Co., Inc.	492,000	24,644
Morgan Stanley Dean Witter & Co.	425,200	23,599
TeraBeam Labs Investors LLC (d)	8,400	0
		203,711
Insurance - 2.7%
American International Group, Inc.	706,630	58,226
TOTAL FINANCIALS		323,950
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 13.8%
Biotechnology - 0.9%
Amgen, Inc. (a)	274,400	$ 18,228
Health Care Equipment & Supplies - 2.4%
Becton, Dickinson & Co.	320,900	10,869
Guidant Corp. (a)	260,000	12,691
Medtronic, Inc.	184,900	8,742
St. Jude Medical, Inc. (a)	194,800	14,513
Viasys Healthcare, Inc. (a)	14,843	264
Zimmer Holdings, Inc. (a)	165,592	5,342
		52,421
Health Care Providers & Services - 0.7%
Cardinal Health, Inc.	105,050	7,177
McKesson Corp.	209,800	7,819
		14,996
Pharmaceuticals - 9.8%
Allergan, Inc.	114,300	8,629
American Home Products Corp.	470,300	28,265
Bristol-Myers Squibb Co.	564,928	30,371
Eli Lilly & Co.	78,200	6,465
Johnson & Johnson	482,300	28,094
Merck & Co., Inc.	292,500	19,817
Pfizer, Inc.	1,465,650	63,477
Pharmacia Corp.	143,800	6,385
Schering-Plough Corp.	479,400	17,129
		208,632
TOTAL HEALTH CARE		294,277
INDUSTRIALS - 10.5%
Aerospace & Defense - 0.5%
Boeing Co.	109,300	3,836
General Dynamics Corp.	81,000	6,735
		10,571
Building Products - 0.5%
Masco Corp.	516,200	10,804
Electrical Equipment - 0.4%
Emerson Electric Co.	74,200	4,011
Molex, Inc. Class A (non-vtg.)	164,000	4,097
		8,108
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 6.2%
General Electric Co.	2,097,400	$ 80,750
Minnesota Mining & Manufacturing Co.	146,100	16,740
Tyco International Ltd.	617,316	36,298
		133,788
Machinery - 2.3%
Danaher Corp.	224,500	13,167
Eaton Corp.	133,200	9,272
Illinois Tool Works, Inc.	218,300	13,393
Ingersoll-Rand Co.	193,000	8,085
Milacron, Inc.	360,070	5,030
		48,947
Road & Rail - 0.6%
Norfolk Southern Corp.	221,000	4,285
Union Pacific Corp.	161,000	8,863
		13,148
TOTAL INDUSTRIALS		225,366
INFORMATION TECHNOLOGY - 20.0%
Communications Equipment - 1.3%
Cisco Systems, Inc. (a)	928,600	18,981
Motorola, Inc.	469,100	7,806
		26,787
Computers & Peripherals - 2.1%
Dell Computer Corp. (a)	506,700	14,152
International Business Machines Corp.	264,600	30,585
		44,737
Electronic Equipment & Instruments - 2.6%
Agilent Technologies, Inc. (a)	261,400	7,128
Amphenol Corp. Class A (a)	143,400	6,797
Arrow Electronics, Inc. (a)	220,100	6,057
Avnet, Inc.	323,640	7,686
AVX Corp.	248,900	5,177
Millipore Corp.	124,600	7,439
PerkinElmer, Inc.	153,600	4,258
Tektronix, Inc. (a)	219,400	4,932
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Thermo Electron Corp.	101,600	$ 2,205
Vishay Intertechnology, Inc. (a)	206,600	3,797
		55,476
Semiconductor Equipment & Products - 9.2%
Applied Materials, Inc. (a)	105,600	4,197
ASML Holding NV (NY Shares) (a)	239,700	4,173
Cabot Microelectronics Corp. (a)	84,900	5,889
Cypress Semiconductor Corp. (a)	319,200	7,348
Fairchild Semiconductor International, Inc. Class A (a)	667,000	16,342
Helix Technology, Inc.	235,700	4,848
Integrated Circuit Systems, Inc. (a)	396,700	7,427
Integrated Device Technology, Inc. (a)	208,300	6,141
Intel Corp.	1,029,600	33,627
International Rectifier Corp. (a)	110,700	3,704
Intersil Corp. Class A (a)	409,100	13,668
LAM Research Corp. (a)	383,400	8,404
LTX Corp. (a)	295,200	6,285
Micron Technology, Inc. (a)	516,700	14,034
National Semiconductor Corp. (a)	259,600	7,822
NVIDIA Corp. (a)	428,200	23,397
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	149,600	2,383
Teradyne, Inc. (a)	765,600	21,330
United Microelectronics Corp. sponsored ADR	442,100	3,444
Varian Semiconductor Equipment Associates, Inc. (a)	74,200	2,334
		196,797
Software - 4.8%
Computer Associates International, Inc.	294,700	9,805
Microsoft Corp. (a)	1,450,200	93,112
		102,917
TOTAL INFORMATION TECHNOLOGY		426,714
MATERIALS - 4.8%
Chemicals - 2.4%
Dow Chemical Co.	391,300	14,674
E.I. du Pont de Nemours & Co.	280,800	12,451
Ecolab, Inc.	116,850	4,370
Praxair, Inc.	395,500	20,930
		52,425
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 1.7%
Alcan, Inc.	295,700	$ 10,658
Alcoa, Inc.	640,100	24,708
		35,366
Paper & Forest Products - 0.7%
Georgia-Pacific Group	113,000	3,623
International Paper Co.	278,700	11,134
		14,757
TOTAL MATERIALS		102,548
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 4.1%
AT&T Corp.	707,700	12,378
BellSouth Corp.	672,500	25,891
Qwest Communications International, Inc.	255,400	3,039
SBC Communications, Inc.	714,400	26,704
TeraBeam Networks (d)	8,400	8
Verizon Communications, Inc.	427,600	20,097
		88,117
TOTAL COMMON STOCKS (Cost $1,838,821)		2,025,055
Convertible Preferred Stocks - 0.1%

INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (c) (Cost $1,350)	1,350	1,715
Corporate Bonds - 0.1%
Moody's Ratings (unaudited) (f)			Principal Amount (000s) (g)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (c)	Baa2		$ 1,200	1,312
Corporate Bonds - continued
Moody's Ratings (unaudited) (f)			Principal Amount (000s) (g)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-		$ 880	$ 1,025
TOTAL INFORMATION TECHNOLOGY				2,337
Nonconvertible Bonds - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
BAE Systems PLC 7.45% 11/29/03	-	GBP	36	19
TOTAL CORPORATE BONDS (Cost $2,106)				2,356
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (e) (Cost $5,489)	-		5,500	5,492
Money Market Funds - 5.2%
	Shares
Fidelity Cash Central Fund, 2.23% (b)	106,009,464	106,009
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	4,813,496	4,813
TOTAL MONEY MARKET FUNDS (Cost $110,822)		110,822
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $1,958,588)		2,145,440
NET OTHER ASSETS - (0.3)%		(7,049)
NET ASSETS - 100%		$ 2,138,391
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
221 S&P 500 Index Contracts	Dec. 2001	$ 62,985	$ 5,578
The face value of futures purchased as a percentage of net assets - 2.9%
Currency Abbreviation
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,052,000 or 0.2% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Labs Investors LLC	7/12/01	$ 0
TeraBeam Networks	4/7/00	$ 32
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,044,000.
(f) S&P credit ratings are used in absence of a rating by Moody's Investors Service, Inc.
(g) Principal amount is stated in United States dollars unless otherwise noted.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,485,637,000 and $1,695,703,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $375,391,000 and $293,282,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $128,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,000 or 0% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $8,178,000. The weighted average interest rate was 5.91%.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,977,672,000. Net unrealized appreciation aggregated $167,768,000, of which $296,492,000 related to appreciated investment securities and $128,724,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $260,785,000 of which $13,634,000, $11,476,000, $18,763,000 and $216,912,000 will expire on November 30, 2006, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $4,664) (cost $1,958,588) - See accompanying schedule		$ 2,145,440
Receivable for investments sold		1,265
Receivable for fund shares sold		2,010
Dividends receivable		2,200
Interest receivable		217
Other receivables		5
Total assets		2,151,137
Liabilities
Payable for investments purchased	$ 188
Payable for fund shares redeemed	5,031
Accrued management fee	852
Distribution fees payable	1,144
Payable for daily variation on futures contracts	249
Other payables and accrued expenses	469
Collateral on securities loaned, at value	4,813
Total liabilities		12,746
Net Assets		$ 2,138,391
Net Assets consist of:
Paid in capital		$ 2,244,455
Undistributed net investment income		274
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(298,764)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		192,426
Net Assets		$ 2,138,391

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amount)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($165,532 ÷ 10,383 shares)	$15.94
Maximum offering price per share (100/94.25 of $15.94)	$16.91
Class T: Net Asset Value and redemption price per share ($1,070,345 ÷ 67,590 shares)	$15.84
Maximum offering price per share (100/96.50 of $15.84)	$16.41
Class B: Net Asset Value and offering price per share ($523,430 ÷ 33,729 shares) A	$15.52
Class C: Net Asset Value and offering price per share ($281,225 ÷ 18,111 shares) A	$15.53
Institutional Class: Net Asset Value, offering price and redemption price per share ($97,859 ÷ 6,087 shares)	$16.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 26,081
Interest		6,541
Security lending		34
Total income		32,656
Expenses
Management fee	$ 11,215
Transfer agent fees	5,837
Distribution fees	15,264
Accounting and security lending fees	481
Non-interested trustees' compensation	8
Custodian fees and expenses	38
Audit	44
Legal	15
Interest	1
Miscellaneous	256
Total expenses before reductions	33,159
Expense reductions	(560)	32,599
Net investment income		57
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(167,969)
Foreign currency transactions	3
Futures contracts	(24,702)	(192,668)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(65,517)
Assets and liabilities in foreign currencies	(1)
Futures contracts	5,578	(59,940)
Net gain (loss)		(252,608)
Net increase (decrease) in net assets resulting from operations		$ (252,551)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 57	$ (7,848)
Net realized gain (loss)	(192,668)	(68,383)
Change in net unrealized appreciation (depreciation)	(59,940)	(114,812)
Net increase (decrease) in net assets resulting from operations	(252,551)	(191,043)
Share transactions - net increase (decrease)	(192,739)	763,956
Total increase (decrease) in net assets	(445,290)	572,913
Net Assets
Beginning of period	2,583,681	2,010,768
End of period (including undistributed net investment income of $274 and $0, respectively)	$ 2,138,391	$ 2,583,681

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.57	$ 18.40	$ 15.09	$ 12.47	$ 10.00
Income from Investment Operations
Net investment income E	.06	.02	.04	.06	.04
Net realized and unrealized gain (loss)	(1.69)	(.85)	3.32	2.79	2.46
Total from investment operations	(1.63)	(.83)	3.36	2.85	2.50
Less Distributions
From net investment income	-	-	(.01)	(.05)	(.03)
In excess of net investment income	-	-	(.01)	-	-
From net realized gain	-	-	-	(.18)	-
Return of capital	-	-	(.03)	-	-
Total distributions	-	-	(.05)	(.23)	(.03)
Net asset value, end of period	$ 15.94	$ 17.57	$ 18.40	$ 15.09	$ 12.47
Total Return B, C, D	(9.28)%	(4.51)%	22.31%	23.24%	25.04%
Ratios to Average Net Assets G
Expenses before expense reductions	1.03%	.99%	1.04%	1.12%	2.46% A
Expenses net of voluntary waivers, if any	1.03%	.99%	1.04%	1.12%	1.50% A
Expenses net of all reductions	1.00%	.98%	1.03%	1.11%	1.50% A
Net investment income	.39%	.09%	.22%	.46%	.34% A
Supplemental Data
Net assets, end of period (in millions)	$ 166	$ 180	$ 120	$ 35	$ 7
Portfolio turnover rate	67%	97%	55%	54%	82% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.50	$ 18.37	$ 15.07	$ 12.46	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	(.03)	.00	.04	.03
Net realized and unrealized gain (loss)	(1.69)	(.84)	3.32	2.78	2.45
Total from investment operations	(1.66)	(.87)	3.32	2.82	2.48
Less Distributions
From net investment income	-	-	(.00)	(.03)	(.02)
In excess of net investment income	-	-	(.01)	-	-
From net realized gain	-	-	-	(.18)	-
Return of capital	-	-	(.01)	-	-
Total distributions	-	-	(.02)	(.21)	(.02)
Net asset value, end of period	$ 15.84	$ 17.50	$ 18.37	$ 15.07	$ 12.46
Total Return B, C, D	(9.49)%	(4.74)%	22.05%	23.00%	24.83%
Ratios to Average Net Assets G
Expenses before expense reductions	1.26%	1.23%	1.27%	1.31%	1.59% A
Expenses net of voluntary waivers, if any	1.26%	1.23%	1.27%	1.31%	1.59% A
Expenses net of all reductions	1.24%	1.21%	1.25%	1.30%	1.59% A
Net investment income (loss)	.16%	(.14)%	.00%	.27%	.24% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,070	$ 1,278	$ 999	$ 400	$ 133
Portfolio turnover rate	67%	97%	55%	54%	82% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.24	$ 18.19	$ 14.98	$ 12.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.13)	(.09)	(.03)	(.04)
Net realized and unrealized gain (loss)	(1.66)	(.82)	3.30	2.77	2.46
Total from investment operations	(1.72)	(.95)	3.21	2.74	2.42
Less Distributions
From net investment income	-	-	-	-	(.01)
From net realized gain	-	-	-	(.17)	-
Total distributions	-	-	-	(.17)	(.01)
Net asset value, end of period	$ 15.52	$ 17.24	$ 18.19	$ 14.98	$ 12.41
Total Return B, C, D	(9.98)%	(5.22)%	21.43%	22.39%	24.22%
Ratios to Average Net Assets G
Expenses before expense reductions	1.78%	1.75%	1.78%	1.83%	2.29% A
Expenses net of voluntary waivers, if any	1.78%	1.75%	1.78%	1.83%	2.25% A
Expenses net of all reductions	1.76%	1.73%	1.76%	1.82%	2.25% A
Net investment income (loss)	(.37)%	(.66)%	(.51)%	(.25)%	(.42)% A
Supplemental Data
Net assets, end of period (in millions)	$ 523	$ 641	$ 508	$ 158	$ 29
Portfolio turnover rate	67%	97%	55%	54%	82% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.24	$ 18.19	$ 14.98	$ 12.45	$ 12.22
Income from Investment Operations
Net investment income (loss) E	(.05)	(.12)	(.08)	(.04)	-
Net realized and unrealized gain (loss)	(1.66)	(.83)	3.29	2.76	.23
Total from investment operations	(1.71)	(.95)	3.21	2.72	.23
Less Distributions
From net investment income	-	-	-	(.01)	-
From net realized gain	-	-	-	(.18)	-
Total distributions	-	-	-	(.19)	-
Net asset value, end of period	$ 15.53	$ 17.24	$ 18.19	$ 14.98	$ 12.45
Total Return B, C, D	(9.92)%	(5.22)%	21.43%	22.20%	1.88%
Ratios to Average Net Assets G
Expenses before expense reductions	1.75%	1.72%	1.76%	1.87%	43.72% A
Expenses net of voluntary waivers, if any	1.75%	1.72%	1.76%	1.87%	2.24% A
Expenses net of all reductions	1.73%	1.71%	1.75%	1.85%	2.24% A
Net investment income (loss)	(.33)%	(.64)%	(.50)%	(.27)%	.19% A
Supplemental Data
Net assets, end of period (in millions)	$ 281	$ 365	$ 253	$ 60	$ 0.4
Portfolio turnover rate	67%	97%	55%	54%	82% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.66	$ 18.44	$ 15.10	$ 12.47	$ 10.00
Income from Investment Operations
Net investment income D	.12	.08	.09	.11	.07
Net realized and unrealized gain (loss)	(1.70)	(.86)	3.33	2.79	2.45
Total from investment operations	(1.58)	(.78)	3.42	2.90	2.52
Less Distributions
From net investment income	-	-	(.01)	(.09)	(.05)
In excess of net investment income	-	-	(.02)	-	-
From net realized gain	-	-	-	(.18)	-
Return of capital	-	-	(.05)	-	-
Total distributions	-	-	(.08)	(.27)	(.05)
Net asset value, end of period	$ 16.08	$ 17.66	$ 18.44	$ 15.10	$ 12.47
Total Return B, C	(8.95)%	(4.23)%	22.71%	23.69%	25.26%
Ratios to Average Net Assets F
Expenses before expense reductions	.69%	.69%	.74%	.76%	1.19% A
Expenses net of voluntary waivers, if any	.69%	.69%	.74%	.76%	1.19% A
Expenses net of all reductions	.67%	.68%	.72%	.75%	1.19% A
Net investment income	.72%	.39%	.53%	.82%	.64% A
Supplemental Data
Net assets, end of period (in millions)	$ 98	$ 118	$ 131	$ 97	$ 74
Portfolio turnover rate	67%	97%	55%	54%	82% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 435,000	$ 3,000
Class T	.25%	.25%	5,810,000	49,000
Class B	.75%	.25%	5,810,000	4,358,000
Class C	.75%	.25%	3,209,000	703,000
			$ 15,264,000	$ 5,113,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 307,000	$ 100,000
Class T	492,000	123,000
Class B	1,851,000	1,851,000*
Class C	109,000	109,000*
	$ 2,759,000	$ 2,183,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 462,000.27
Class T	2,867,000.25
Class B	1,557,000.27
Class C	762,000.24
Institutional Class	189,000.18
	$ 5,837,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,096,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $549,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 9,000
Class C	1,000
$ 10,000

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2001	2000	2001	2000

Class A Shares sold	3,086	6,952	$ 51,523	$ 137,440
Shares redeemed	(2,953)	(3,221)	(48,405)	(62,845)
Net increase (decrease)	133	3,731	$ 3,118	$ 74,595
Class T Shares sold	21,405	39,545	$ 355,804	$ 780,858
Shares redeemed	(26,873)	(20,858)	(440,490)	(408,575)
Net increase (decrease)	(5,468)	18,687	$ (84,686)	$ 372,283
Class B Shares sold	4,576	15,118	$ 75,396	$ 294,657
Shares redeemed	(8,061)	(5,822)	(128,477)	(112,977)
Net increase (decrease)	(3,485)	9,296	$ (53,081)	$ 181,680
Class C Shares sold	3,673	11,380	$ 60,477	$ 222,562
Shares redeemed	(6,745)	(4,130)	(108,573)	(79,816)
Net increase (decrease)	(3,072)	7,250	$ (48,096)	$ 142,746
Institutional Class Shares sold	1,296	1,892	$ 21,444	$ 37,686
Shares redeemed	(1,912)	(2,297)	(31,438)	(45,034)
Net increase (decrease)	(616)	(405)	$ (9,994)	$ (7,348)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane Jr., Vice President

John Avery, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AGAI-ANN-0102 152758
1.539472.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Growth & Income

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Independent Auditors' Report	36	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Growth & Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Growth & Income - Inst CL	-8.95%	65.80%
S&P 500 ®	-12.22%	64.80%
Growth & Income Funds Average	-6.49%	n/a*

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,036 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Growth & Income - Inst CL	-8.95%	10.83%
S&P 500	-12.22%	10.69%
Growth & Income Funds Average	-6.49%	n/a*

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund - Institutional Class on December 31, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $16,580 - a 65.80% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,480 - a 64.80% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual returns for the large-cap core funds average was -13.53%. The one year cumulative and average annual returns for the large-cap supergroup average was -16.38%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with John Avery, Portfolio Manager of Fidelity Growth & Income Fund

Q. How did the fund perform, John?

A. For the 12 months that ended November 30, 2001, the fund's Institutional Class shares returned -8.95%. In comparison, the Standard & Poor's 500 Index declined 12.22%, while the growth & income funds average tracked by Lipper Inc. dropped 6.49%.

Q. Why did the fund outperform its benchmark, yet lag its Lipper peer average during the past year?

A. Playing a conservative-type offense proved an effective game plan versus our benchmark amid a challenging market environment. Sector positioning and security selection each played an integral role in support of this strategy. Although our absolute returns were negative, relative performance benefited from my decision to emphasize cyclicals across the portfolio for much of the period, positioning it for an eventual pick-up in the economy in light of aggressive rate cutting by the Federal Reserve Board. Assuming a pro-cyclical stance in a number of industries allowed us to find several quality stocks that recovered nicely after being beaten up in the March-April time frame, and again in the weeks following the terrible events of September 11. Despite the fact that we beat the S&P 500 by a respectable margin in a down market, performance still wasn't strong enough to outpace our average Lipper peer, which tended to be more conservatively postured than we were and even more heavily invested in cyclicals.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Where in particular did your cyclical strategy pay off?

A. Our positioning in technology had the most influence on performance. Here, we did well by limiting our exposure to high-priced, higher-volatility names - including Nortel, Oracle and Cisco - whose fundamentals and valuations were hammered by the weak economy, and loading up on more cyclically oriented tech stocks that historically tend to outperform in anticipation of a recovery. I found what I wanted in mid-cap, generally non-telecommunications-related semiconductor stocks, such as NVIDIA and Fairchild Semiconductor, which fared extremely well. I sold off stakes in Nortel and Oracle during the period. Raising our exposure to traditional cyclical groups, namely industrials and materials, also helped. Similar to their tech counterparts, stocks such as carpet maker Mohawk and industrial gases supplier Praxair advanced sharply from their market lows in the spring.

Q. What other moves lifted performance?

A. Complementing the fund's cyclical positioning was a defensive, stable-growth component that also paid off for us. Given that many of these perceived "safe" stocks seemed to have run their course, I was careful to select only those stocks that I felt had upside potential as a result of specific catalysts. A good example is Philip Morris, which benefited from waning tobacco litigation concerns. Also, McGraw-Hill was largely able to buck the economic slump that has plagued media stocks for over a year now. The textbook publishing giant enjoyed its leadership position in the traditional pre-kindergarten-through-college market, where growth trends are expected to remain strong well into the future. Finally, favorable demographics paced cardiac device maker St. Jude, which gained further inroads into the growing implantable defibrillator market.

Q. Were there any particular disappointments that you could point to?

A. On the downside, I was disappointed with the results of our financial holdings. We were hurt by underweighting banks during a period of falling interest rates, and prematurely overweighting brokers such as Charles Schwab and diversified financials, namely American Express. Owning underperformers in health care, particularly drug stocks Schering-Plough and Bristol-Myers Squibb, also hurt us. Global power generator AES further restrained performance after warning of a lower-than-expected profit for 2001, due largely to continued low market prices in the U.K. for wholesale electricity. AES was no longer held at the close of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. John, what's your outlook for the coming months?

A. The issue I'm grappling with now is that valuations seem to be pricing in a perfect economic recovery, which never happens. While I remain tilted toward offense and maintain a bias toward cyclicals, I'm being extremely disciplined and, to lock in gains, I've been trimming stocks that are up a lot and look expensive. I began to do this toward the end of the period with some of our semiconductor holdings, which have had a great run.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of November 30, 2001, more than $2.1 billion

Manager: John Avery, since 2000; manager, Fidelity Advisor Balanced Fund, since 1998; joined Fidelity in 1995

3

John Avery shares his thoughts on a recovery in the economy:

"I feel the worst may be over for the U.S. economy, barring any unforeseen event. This is a sentiment echoed by several executives with whom I've met recently, and who have finally started to see some stabilization in business conditions. I'm still hopeful that we'll have a pickup at some point in the next couple of months, especially given how quickly things stabilized following September's attacks, showing the resilience of the U.S. economy. Although near-term corporate profits will likely be disturbing, fiscal and monetary stimuli, along with lower energy prices, suggest eventual economic improvements.

"Even if economic activity does not accelerate, the market stands to benefit as earnings comparisons start to get easier given the disappointing results issued a year ago, which could create the illusion of acceleration. Another factor that may improve investor sentiment is that companies have been aggressively cutting costs at the bottom of the economic cycle, which means that when revenues begin to recover, there should be a lot more flowing to the bottom line. I'll continue to do the research and try to stay ahead of the curve by seeking to uncover those companies that I believe are poised to rebound the strongest and fastest out of the downturn."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.3	3.4
General Electric Co.	3.7	5.4
Pfizer, Inc.	3.0	2.6
Citigroup, Inc.	2.7	2.3
American International Group, Inc.	2.7	2.3
Wal-Mart Stores, Inc.	2.4	1.0
Philip Morris Companies, Inc.	2.1	2.7
Exxon Mobil Corp.	1.9	2.4
Gillette Co.	1.8	0.9
Tyco International Ltd.	1.7	1.4
	26.3
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.2	16.9
Financials	15.1	16.8
Consumer Discretionary	14.2	12.5
Health Care	13.8	13.1
Industrials	10.5	12.2
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks and Equity Futures 97.6%		Stocks and Equity Futures 97.7%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 2.3%
* Foreign investments	1.6%	** Foreign investments	1.6%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.2%
Auto Components - 0.4%
Delphi Automotive Systems Corp.	348,500	$ 4,781
TRW, Inc.	115,900	4,522
		9,303
Automobiles - 0.3%
Ford Motor Co.	301,900	5,718
Hotels, Restaurants & Leisure - 0.5%
Harrah's Entertainment, Inc. (a)	108,900	3,510
McDonald's Corp.	165,100	4,431
Starwood Hotels & Resorts Worldwide, Inc. unit	100,900	2,738
		10,679
Household Durables - 1.7%
Black & Decker Corp.	188,500	6,982
Maytag Corp.	230,200	6,660
Mohawk Industries, Inc. (a)	300,600	13,786
Whirlpool Corp.	134,700	8,858
		36,286
Media - 5.0%
AOL Time Warner, Inc. (a)	577,506	20,155
Clear Channel Communications, Inc. (a)	204,800	9,570
Liberty Media Corp. Class A (a)	663,400	8,724
McGraw-Hill Companies, Inc.	294,700	16,651
Omnicom Group, Inc.	198,000	17,000
TMP Worldwide, Inc. (a)	73,600	3,039
Viacom, Inc. Class B (non-vtg.) (a)	574,898	25,094
Walt Disney Co.	333,900	6,835
		107,068
Multiline Retail - 4.2%
Costco Wholesale Corp. (a)	284,900	11,647
Dillard's, Inc. Class A	478,400	7,918
Federated Department Stores, Inc. (a)	191,600	7,089
JCPenney Co., Inc.	299,100	7,579
Kmart Corp. (a)	830,400	5,065
Wal-Mart Stores, Inc.	919,400	50,705
		90,003
Specialty Retail - 2.1%
Home Depot, Inc.	349,059	16,287
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	368,700	$ 16,706
Staples, Inc. (a)	621,700	10,942
		43,935
TOTAL CONSUMER DISCRETIONARY		302,992
CONSUMER STAPLES - 7.6%
Beverages - 2.0%
Anheuser-Busch Companies, Inc.	172,200	7,422
PepsiCo, Inc.	362,400	17,624
The Coca-Cola Co.	354,100	16,629
		41,675
Food & Drug Retailing - 0.2%
Rite Aid Corp. (a)	954,300	4,476
Food Products - 0.3%
Kraft Foods, Inc. Class A	92,700	3,070
Sara Lee Corp.	190,300	4,164
		7,234
Household Products - 1.2%
Colgate-Palmolive Co.	70,500	4,114
Kimberly-Clark Corp.	165,500	9,627
Procter & Gamble Co.	163,000	12,626
		26,367
Personal Products - 1.8%
Gillette Co.	1,181,000	38,619
Tobacco - 2.1%
Philip Morris Companies, Inc.	939,500	44,316
TOTAL CONSUMER STAPLES		162,687
ENERGY - 4.6%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	184,300	6,076
BJ Services Co. (a)	225,200	6,274
Diamond Offshore Drilling, Inc.	154,200	4,271
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Nabors Industries, Inc. (a)	221,200	$ 6,968
Schlumberger Ltd. (NY Shares)	125,000	6,001
		29,590
Oil & Gas - 3.2%
ChevronTexaco Corp.	150,200	12,769
Conoco, Inc.	296,300	8,110
Exxon Mobil Corp.	1,111,706	41,578
Royal Dutch Petroleum Co. (NY Shares)	131,500	6,357
		68,814
TOTAL ENERGY		98,404
FINANCIALS - 15.1%
Banks - 2.9%
Bank of America Corp.	422,300	25,921
FleetBoston Financial Corp.	233,300	8,574
Pacific Century Financial Corp.	452,200	11,395
U.S. Bancorp, Delaware	181,300	3,441
Wells Fargo & Co.	296,300	12,682
		62,013
Diversified Financials - 9.5%
American Express Co.	439,800	14,474
Bear Stearns Companies, Inc.	138,600	7,970
Charles Schwab Corp.	1,030,350	14,796
Citigroup, Inc.	1,227,200	58,783
Fannie Mae	290,200	22,810
Freddie Mac	230,500	15,252
Goldman Sachs Group, Inc.	88,000	7,823
Household International, Inc.	104,400	6,159
J.P. Morgan Chase & Co.	196,200	7,401
Merrill Lynch & Co., Inc.	492,000	24,644
Morgan Stanley Dean Witter & Co.	425,200	23,599
TeraBeam Labs Investors LLC (d)	8,400	0
		203,711
Insurance - 2.7%
American International Group, Inc.	706,630	58,226
TOTAL FINANCIALS		323,950
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 13.8%
Biotechnology - 0.9%
Amgen, Inc. (a)	274,400	$ 18,228
Health Care Equipment & Supplies - 2.4%
Becton, Dickinson & Co.	320,900	10,869
Guidant Corp. (a)	260,000	12,691
Medtronic, Inc.	184,900	8,742
St. Jude Medical, Inc. (a)	194,800	14,513
Viasys Healthcare, Inc. (a)	14,843	264
Zimmer Holdings, Inc. (a)	165,592	5,342
		52,421
Health Care Providers & Services - 0.7%
Cardinal Health, Inc.	105,050	7,177
McKesson Corp.	209,800	7,819
		14,996
Pharmaceuticals - 9.8%
Allergan, Inc.	114,300	8,629
American Home Products Corp.	470,300	28,265
Bristol-Myers Squibb Co.	564,928	30,371
Eli Lilly & Co.	78,200	6,465
Johnson & Johnson	482,300	28,094
Merck & Co., Inc.	292,500	19,817
Pfizer, Inc.	1,465,650	63,477
Pharmacia Corp.	143,800	6,385
Schering-Plough Corp.	479,400	17,129
		208,632
TOTAL HEALTH CARE		294,277
INDUSTRIALS - 10.5%
Aerospace & Defense - 0.5%
Boeing Co.	109,300	3,836
General Dynamics Corp.	81,000	6,735
		10,571
Building Products - 0.5%
Masco Corp.	516,200	10,804
Electrical Equipment - 0.4%
Emerson Electric Co.	74,200	4,011
Molex, Inc. Class A (non-vtg.)	164,000	4,097
		8,108
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 6.2%
General Electric Co.	2,097,400	$ 80,750
Minnesota Mining & Manufacturing Co.	146,100	16,740
Tyco International Ltd.	617,316	36,298
		133,788
Machinery - 2.3%
Danaher Corp.	224,500	13,167
Eaton Corp.	133,200	9,272
Illinois Tool Works, Inc.	218,300	13,393
Ingersoll-Rand Co.	193,000	8,085
Milacron, Inc.	360,070	5,030
		48,947
Road & Rail - 0.6%
Norfolk Southern Corp.	221,000	4,285
Union Pacific Corp.	161,000	8,863
		13,148
TOTAL INDUSTRIALS		225,366
INFORMATION TECHNOLOGY - 20.0%
Communications Equipment - 1.3%
Cisco Systems, Inc. (a)	928,600	18,981
Motorola, Inc.	469,100	7,806
		26,787
Computers & Peripherals - 2.1%
Dell Computer Corp. (a)	506,700	14,152
International Business Machines Corp.	264,600	30,585
		44,737
Electronic Equipment & Instruments - 2.6%
Agilent Technologies, Inc. (a)	261,400	7,128
Amphenol Corp. Class A (a)	143,400	6,797
Arrow Electronics, Inc. (a)	220,100	6,057
Avnet, Inc.	323,640	7,686
AVX Corp.	248,900	5,177
Millipore Corp.	124,600	7,439
PerkinElmer, Inc.	153,600	4,258
Tektronix, Inc. (a)	219,400	4,932
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Thermo Electron Corp.	101,600	$ 2,205
Vishay Intertechnology, Inc. (a)	206,600	3,797
		55,476
Semiconductor Equipment & Products - 9.2%
Applied Materials, Inc. (a)	105,600	4,197
ASML Holding NV (NY Shares) (a)	239,700	4,173
Cabot Microelectronics Corp. (a)	84,900	5,889
Cypress Semiconductor Corp. (a)	319,200	7,348
Fairchild Semiconductor International, Inc. Class A (a)	667,000	16,342
Helix Technology, Inc.	235,700	4,848
Integrated Circuit Systems, Inc. (a)	396,700	7,427
Integrated Device Technology, Inc. (a)	208,300	6,141
Intel Corp.	1,029,600	33,627
International Rectifier Corp. (a)	110,700	3,704
Intersil Corp. Class A (a)	409,100	13,668
LAM Research Corp. (a)	383,400	8,404
LTX Corp. (a)	295,200	6,285
Micron Technology, Inc. (a)	516,700	14,034
National Semiconductor Corp. (a)	259,600	7,822
NVIDIA Corp. (a)	428,200	23,397
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	149,600	2,383
Teradyne, Inc. (a)	765,600	21,330
United Microelectronics Corp. sponsored ADR	442,100	3,444
Varian Semiconductor Equipment Associates, Inc. (a)	74,200	2,334
		196,797
Software - 4.8%
Computer Associates International, Inc.	294,700	9,805
Microsoft Corp. (a)	1,450,200	93,112
		102,917
TOTAL INFORMATION TECHNOLOGY		426,714
MATERIALS - 4.8%
Chemicals - 2.4%
Dow Chemical Co.	391,300	14,674
E.I. du Pont de Nemours & Co.	280,800	12,451
Ecolab, Inc.	116,850	4,370
Praxair, Inc.	395,500	20,930
		52,425
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 1.7%
Alcan, Inc.	295,700	$ 10,658
Alcoa, Inc.	640,100	24,708
		35,366
Paper & Forest Products - 0.7%
Georgia-Pacific Group	113,000	3,623
International Paper Co.	278,700	11,134
		14,757
TOTAL MATERIALS		102,548
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 4.1%
AT&T Corp.	707,700	12,378
BellSouth Corp.	672,500	25,891
Qwest Communications International, Inc.	255,400	3,039
SBC Communications, Inc.	714,400	26,704
TeraBeam Networks (d)	8,400	8
Verizon Communications, Inc.	427,600	20,097
		88,117
TOTAL COMMON STOCKS (Cost $1,838,821)		2,025,055
Convertible Preferred Stocks - 0.1%

INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (c) (Cost $1,350)	1,350	1,715
Corporate Bonds - 0.1%
Moody's Ratings (unaudited) (f)			Principal Amount (000s) (g)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (c)	Baa2		$ 1,200	1,312
Corporate Bonds - continued
Moody's Ratings (unaudited) (f)			Principal Amount (000s) (g)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-		$ 880	$ 1,025
TOTAL INFORMATION TECHNOLOGY				2,337
Nonconvertible Bonds - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
BAE Systems PLC 7.45% 11/29/03	-	GBP	36	19
TOTAL CORPORATE BONDS (Cost $2,106)				2,356
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (e) (Cost $5,489)	-		5,500	5,492
Money Market Funds - 5.2%
	Shares
Fidelity Cash Central Fund, 2.23% (b)	106,009,464	106,009
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	4,813,496	4,813
TOTAL MONEY MARKET FUNDS (Cost $110,822)		110,822
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $1,958,588)		2,145,440
NET OTHER ASSETS - (0.3)%		(7,049)
NET ASSETS - 100%		$ 2,138,391
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
221 S&P 500 Index Contracts	Dec. 2001	$ 62,985	$ 5,578
The face value of futures purchased as a percentage of net assets - 2.9%
Currency Abbreviation
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,052,000 or 0.2% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Labs Investors LLC	7/12/01	$ 0
TeraBeam Networks	4/7/00	$ 32
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,044,000.
(f) S&P credit ratings are used in absence of a rating by Moody's Investors Service, Inc.
(g) Principal amount is stated in United States dollars unless otherwise noted.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,485,637,000 and $1,695,703,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $375,391,000 and $293,282,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $128,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,000 or 0% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $8,178,000. The weighted average interest rate was 5.91%.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,977,672,000. Net unrealized appreciation aggregated $167,768,000, of which $296,492,000 related to appreciated investment securities and $128,724,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $260,785,000 of which $13,634,000, $11,476,000, $18,763,000 and $216,912,000 will expire on November 30, 2006, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $4,664) (cost $1,958,588) - See accompanying schedule		$ 2,145,440
Receivable for investments sold		1,265
Receivable for fund shares sold		2,010
Dividends receivable		2,200
Interest receivable		217
Other receivables		5
Total assets		2,151,137
Liabilities
Payable for investments purchased	$ 188
Payable for fund shares redeemed	5,031
Accrued management fee	852
Distribution fees payable	1,144
Payable for daily variation on futures contracts	249
Other payables and accrued expenses	469
Collateral on securities loaned, at value	4,813
Total liabilities		12,746
Net Assets		$ 2,138,391
Net Assets consist of:
Paid in capital		$ 2,244,455
Undistributed net investment income		274
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(298,764)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		192,426
Net Assets		$ 2,138,391

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amount)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($165,532 ÷ 10,383 shares)	$15.94
Maximum offering price per share (100/94.25 of $15.94)	$16.91
Class T: Net Asset Value and redemption price per share ($1,070,345 ÷ 67,590 shares)	$15.84
Maximum offering price per share (100/96.50 of $15.84)	$16.41
Class B: Net Asset Value and offering price per share ($523,430 ÷ 33,729 shares) A	$15.52
Class C: Net Asset Value and offering price per share ($281,225 ÷ 18,111 shares) A	$15.53
Institutional Class: Net Asset Value, offering price and redemption price per share ($97,859 ÷ 6,087 shares)	$16.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 26,081
Interest		6,541
Security lending		34
Total income		32,656
Expenses
Management fee	$ 11,215
Transfer agent fees	5,837
Distribution fees	15,264
Accounting and security lending fees	481
Non-interested trustees' compensation	8
Custodian fees and expenses	38
Audit	44
Legal	15
Interest	1
Miscellaneous	256
Total expenses before reductions	33,159
Expense reductions	(560)	32,599
Net investment income		57
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(167,969)
Foreign currency transactions	3
Futures contracts	(24,702)	(192,668)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(65,517)
Assets and liabilities in foreign currencies	(1)
Futures contracts	5,578	(59,940)
Net gain (loss)		(252,608)
Net increase (decrease) in net assets resulting from operations		$ (252,551)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 57	$ (7,848)
Net realized gain (loss)	(192,668)	(68,383)
Change in net unrealized appreciation (depreciation)	(59,940)	(114,812)
Net increase (decrease) in net assets resulting from operations	(252,551)	(191,043)
Share transactions - net increase (decrease)	(192,739)	763,956
Total increase (decrease) in net assets	(445,290)	572,913
Net Assets
Beginning of period	2,583,681	2,010,768
End of period (including undistributed net investment income of $274 and $0, respectively)	$ 2,138,391	$ 2,583,681

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.57	$ 18.40	$ 15.09	$ 12.47	$ 10.00
Income from Investment Operations
Net investment income E	.06	.02	.04	.06	.04
Net realized and unrealized gain (loss)	(1.69)	(.85)	3.32	2.79	2.46
Total from investment operations	(1.63)	(.83)	3.36	2.85	2.50
Less Distributions
From net investment income	-	-	(.01)	(.05)	(.03)
In excess of net investment income	-	-	(.01)	-	-
From net realized gain	-	-	-	(.18)	-
Return of capital	-	-	(.03)	-	-
Total distributions	-	-	(.05)	(.23)	(.03)
Net asset value, end of period	$ 15.94	$ 17.57	$ 18.40	$ 15.09	$ 12.47
Total Return B, C, D	(9.28)%	(4.51)%	22.31%	23.24%	25.04%
Ratios to Average Net Assets G
Expenses before expense reductions	1.03%	.99%	1.04%	1.12%	2.46% A
Expenses net of voluntary waivers, if any	1.03%	.99%	1.04%	1.12%	1.50% A
Expenses net of all reductions	1.00%	.98%	1.03%	1.11%	1.50% A
Net investment income	.39%	.09%	.22%	.46%	.34% A
Supplemental Data
Net assets, end of period (in millions)	$ 166	$ 180	$ 120	$ 35	$ 7
Portfolio turnover rate	67%	97%	55%	54%	82% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.50	$ 18.37	$ 15.07	$ 12.46	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	(.03)	.00	.04	.03
Net realized and unrealized gain (loss)	(1.69)	(.84)	3.32	2.78	2.45
Total from investment operations	(1.66)	(.87)	3.32	2.82	2.48
Less Distributions
From net investment income	-	-	(.00)	(.03)	(.02)
In excess of net investment income	-	-	(.01)	-	-
From net realized gain	-	-	-	(.18)	-
Return of capital	-	-	(.01)	-	-
Total distributions	-	-	(.02)	(.21)	(.02)
Net asset value, end of period	$ 15.84	$ 17.50	$ 18.37	$ 15.07	$ 12.46
Total Return B, C, D	(9.49)%	(4.74)%	22.05%	23.00%	24.83%
Ratios to Average Net Assets G
Expenses before expense reductions	1.26%	1.23%	1.27%	1.31%	1.59% A
Expenses net of voluntary waivers, if any	1.26%	1.23%	1.27%	1.31%	1.59% A
Expenses net of all reductions	1.24%	1.21%	1.25%	1.30%	1.59% A
Net investment income (loss)	.16%	(.14)%	.00%	.27%	.24% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,070	$ 1,278	$ 999	$ 400	$ 133
Portfolio turnover rate	67%	97%	55%	54%	82% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.24	$ 18.19	$ 14.98	$ 12.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.13)	(.09)	(.03)	(.04)
Net realized and unrealized gain (loss)	(1.66)	(.82)	3.30	2.77	2.46
Total from investment operations	(1.72)	(.95)	3.21	2.74	2.42
Less Distributions
From net investment income	-	-	-	-	(.01)
From net realized gain	-	-	-	(.17)	-
Total distributions	-	-	-	(.17)	(.01)
Net asset value, end of period	$ 15.52	$ 17.24	$ 18.19	$ 14.98	$ 12.41
Total Return B, C, D	(9.98)%	(5.22)%	21.43%	22.39%	24.22%
Ratios to Average Net Assets G
Expenses before expense reductions	1.78%	1.75%	1.78%	1.83%	2.29% A
Expenses net of voluntary waivers, if any	1.78%	1.75%	1.78%	1.83%	2.25% A
Expenses net of all reductions	1.76%	1.73%	1.76%	1.82%	2.25% A
Net investment income (loss)	(.37)%	(.66)%	(.51)%	(.25)%	(.42)% A
Supplemental Data
Net assets, end of period (in millions)	$ 523	$ 641	$ 508	$ 158	$ 29
Portfolio turnover rate	67%	97%	55%	54%	82% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.24	$ 18.19	$ 14.98	$ 12.45	$ 12.22
Income from Investment Operations
Net investment income (loss) E	(.05)	(.12)	(.08)	(.04)	-
Net realized and unrealized gain (loss)	(1.66)	(.83)	3.29	2.76	.23
Total from investment operations	(1.71)	(.95)	3.21	2.72	.23
Less Distributions
From net investment income	-	-	-	(.01)	-
From net realized gain	-	-	-	(.18)	-
Total distributions	-	-	-	(.19)	-
Net asset value, end of period	$ 15.53	$ 17.24	$ 18.19	$ 14.98	$ 12.45
Total Return B, C, D	(9.92)%	(5.22)%	21.43%	22.20%	1.88%
Ratios to Average Net Assets G
Expenses before expense reductions	1.75%	1.72%	1.76%	1.87%	43.72% A
Expenses net of voluntary waivers, if any	1.75%	1.72%	1.76%	1.87%	2.24% A
Expenses net of all reductions	1.73%	1.71%	1.75%	1.85%	2.24% A
Net investment income (loss)	(.33)%	(.64)%	(.50)%	(.27)%	.19% A
Supplemental Data
Net assets, end of period (in millions)	$ 281	$ 365	$ 253	$ 60	$ 0.4
Portfolio turnover rate	67%	97%	55%	54%	82% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.66	$ 18.44	$ 15.10	$ 12.47	$ 10.00
Income from Investment Operations
Net investment income D	.12	.08	.09	.11	.07
Net realized and unrealized gain (loss)	(1.70)	(.86)	3.33	2.79	2.45
Total from investment operations	(1.58)	(.78)	3.42	2.90	2.52
Less Distributions
From net investment income	-	-	(.01)	(.09)	(.05)
In excess of net investment income	-	-	(.02)	-	-
From net realized gain	-	-	-	(.18)	-
Return of capital	-	-	(.05)	-	-
Total distributions	-	-	(.08)	(.27)	(.05)
Net asset value, end of period	$ 16.08	$ 17.66	$ 18.44	$ 15.10	$ 12.47
Total Return B, C	(8.95)%	(4.23)%	22.71%	23.69%	25.26%
Ratios to Average Net Assets F
Expenses before expense reductions	.69%	.69%	.74%	.76%	1.19% A
Expenses net of voluntary waivers, if any	.69%	.69%	.74%	.76%	1.19% A
Expenses net of all reductions	.67%	.68%	.72%	.75%	1.19% A
Net investment income	.72%	.39%	.53%	.82%	.64% A
Supplemental Data
Net assets, end of period (in millions)	$ 98	$ 118	$ 131	$ 97	$ 74
Portfolio turnover rate	67%	97%	55%	54%	82% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 435,000	$ 3,000
Class T	.25%	.25%	5,810,000	49,000
Class B	.75%	.25%	5,810,000	4,358,000
Class C	.75%	.25%	3,209,000	703,000
			$ 15,264,000	$ 5,113,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 307,000	$ 100,000
Class T	492,000	123,000
Class B	1,851,000	1,851,000*
Class C	109,000	109,000*
	$ 2,759,000	$ 2,183,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 462,000.27
Class T	2,867,000.25
Class B	1,557,000.27
Class C	762,000.24
Institutional Class	189,000.18
	$ 5,837,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,096,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $549,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 9,000
Class C	1,000
$ 10,000

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2001	2000	2001	2000

Class A Shares sold	3,086	6,952	$ 51,523	$ 137,440
Shares redeemed	(2,953)	(3,221)	(48,405)	(62,845)
Net increase (decrease)	133	3,731	$ 3,118	$ 74,595
Class T Shares sold	21,405	39,545	$ 355,804	$ 780,858
Shares redeemed	(26,873)	(20,858)	(440,490)	(408,575)
Net increase (decrease)	(5,468)	18,687	$ (84,686)	$ 372,283
Class B Shares sold	4,576	15,118	$ 75,396	$ 294,657
Shares redeemed	(8,061)	(5,822)	(128,477)	(112,977)
Net increase (decrease)	(3,485)	9,296	$ (53,081)	$ 181,680
Class C Shares sold	3,673	11,380	$ 60,477	$ 222,562
Shares redeemed	(6,745)	(4,130)	(108,573)	(79,816)
Net increase (decrease)	(3,072)	7,250	$ (48,096)	$ 142,746
Institutional Class Shares sold	1,296	1,892	$ 21,444	$ 37,686
Shares redeemed	(1,912)	(2,297)	(31,438)	(45,034)
Net increase (decrease)	(616)	(405)	$ (9,994)	$ (7,348)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane Jr., Vice President

John Avery, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AGAII-ANN-0102 152759
1.539474.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Balanced Fund -

Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The managers' review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	45	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	54	Notes to the financial statements.
Independent Auditors' Report	63	The auditors' opinion.
Distributions	64

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Balanced Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Balanced - CL A	-1.18%	33.62%	118.07%
Fidelity Adv Balanced - CL A (incl. 5.75% sales charge)	-6.86%	25.94%	105.53%
Fidelity Balanced 60/40 Composite	-2.98%	56.78%	202.61%
S&P 500 ®	-12.22%	61.53%	272.97%
LB Aggregate Bond	11.16%	42.68%	108.33%
Balanced Funds Average	-2.50%	42.90%	165.00%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers Aggregate Bond Index. To measure how Class A's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 463 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL A	-1.18%	5.97%	8.11%
Fidelity Adv Balanced - CL A (incl. 5.75% sales charge)	-6.86%	4.72%	7.47%
Fidelity Balanced 60/40 Composite	-2.98%	9.41%	11.71%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Balanced Fund - Class A
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Balanced Fund - Class A on November 30, 1991, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $20,553 - a 105.53% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $37,297 - a 272.97% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,833 - a 108.33% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $30,261 - a 202.61% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fidelity Advisor Balanced Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL T	-1.37%	32.79%	116.83%
Fidelity Adv Balanced - CL T (incl. 3.50% sales charge)	-4.82%	28.15%	109.24%
Fidelity Balanced 60/40 Composite	-2.98%	56.78%	202.61%
S&P 500	-12.22%	61.53%	272.97%
LB Aggregate Bond	11.16%	42.68%	108.33%
Balanced Funds Average	-2.50%	42.90%	165.00%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class T's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 463 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL T	-1.37%	5.84%	8.05%
Fidelity Adv Balanced - CL T (incl. 3.50% sales charge)	-4.82%	5.09%	7.66%
Fidelity Balanced 60/40 Composite	-2.98%	9.41%	11.71%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Balanced Fund - Class T
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class T on November 30, 1991, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $20,924 - a 109.24% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $37,297 - a 272.97% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,833 - a 108.33% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $30,261 - a 202.61% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Fidelity Advisor Balanced Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on December 31, 1996. Class B shares bear a 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL B	-1.89%	28.96%	110.57%
Fidelity Adv Balanced - CL B (incl. contingent deferred sales charge)	-6.56%	27.15%	110.57%
Fidelity Balanced 60/40 Composite	-2.98%	56.78%	202.61%
S&P 500	-12.22%	61.53%	272.97%
LB Aggregate Bond	11.16%	42.68%	108.33%
Balanced Funds Average	-2.50%	42.90%	165.00%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class B's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 463 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL B	-1.89%	5.22%	7.73%
Fidelity Adv Balanced - CL B (incl. contingent deferred sales charge)	-6.56%	4.92%	7.73%
Fidelity Balanced 60/40 Composite	-2.98%	9.41%	11.71%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Balanced Fund - Class B
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class B on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $21,057 - a 110.57% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $37,297 - a 272.97% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,833 - a 108.33% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $30,261 - a 202.61% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fidelity Advisor Balanced Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between December 31, 1996 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL C	-1.89%	28.85%	110.39%
Fidelity Adv Balanced - CL C (incl. contingent deferred sales charge)	-2.82%	28.85%	110.39%
Fidelity Balanced 60/40 Composite	-2.98%	56.78%	202.61%
S&P 500	-12.22%	61.53%	272.97%
LB Aggregate Bond	11.16%	42.68%	108.33%
Balanced Funds Average	-2.50%	42.90%	165.00%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class C's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 463 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL C	-1.89%	5.20%	7.72%
Fidelity Adv Balanced - CL C (incl. contingent deferred sales charge)	-2.82%	5.20%	7.72%
Fidelity Balanced 60/40 Composite	-2.98%	9.41%	11.71%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Balanced Fund - Class C
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class C on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $21,039 - a 110.39% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $37,297 - a 272.97% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,833 - a 108.33% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $30,261 - a 202.61% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Managers' Overview

Market Recap

Stock markets rebounded in October and November of 2001, as some indicators pointed to new signs of life in the U.S. economy. But the overall 12-month period ending November 30, 2001, was a major disappointment for equities. In that time, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%; the technology-rich NASDAQ Composite® Index dropped 25.48%; and the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks - declined 3.66%. The steep decline in U.S. economic growth and scores of earnings disappointments, layoffs and corporate bankruptcies battered the market throughout the year. The Federal Reserve Board intervened with 10 interest-rate cuts, but those actions had little immediate effect. Investment-grade bonds, on the other hand, were the prime beneficiaries of the poor stock market environment. The Lehman Brothers Aggregate Bond Index, a proxy of the overall taxable-bond market, advanced 11.16% during the past year. Corporate bonds were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 13.32% during the past 12 months. Treasuries generally had a solid year, but lost ground in November as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 9.85% over the past 12 months. Meanwhile, the Lehman Brothers U.S. Agency Index was up 11.46% and the Lehman Brothers Mortgage-Backed Securities Index was up 10.38%.

(Portfolio Manager photograph)
An interview with John Avery (right), Lead Portfolio Manager of Fidelity Advisor Balanced Fund, and Ford O'Neil, who became manager for fixed-income investments on October 29, 2001.

Q. How did the fund perform, John?

J.A. For the 12 months that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares delivered returns of -1.18%, -1.37%, -1.89% and -1.89%, respectively. That performance beat the Fidelity Balanced 60/40 Composite Index and the balanced funds average tracked by Lipper Inc., which declined 2.98% and 2.50%, respectively, during the same period.

Q. Why did the fund outperform both its index and Lipper peer average during the past year?

J.A. Playing a conservative-type offense proved effective versus our benchmarks amid a challenging market environment. Asset allocation, sector positioning and security selection each played an integral role. Allocation paved the way for returns, as we benefited from having a slight tilt toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. This allocation imbalance was largely a result of the huge divergence in performance between stocks and bonds - particularly in the weeks following the terrible events of September 11. However, given the tremendous rally we had in our investment-grade holdings, I did consciously reduce the position and add more exposure to attractively valued high-yield bonds, which helped widen our advantage over the index. High-yield securities fit well with the cyclical theme that pervaded the fund for much of the period, as I positioned it for what I believe will be an eventual pick-up in the economy in light of aggressive rate cutting by the Federal Reserve Board. On the equity side, we benefited from taking a pro-cyclical stance, finding several quality stocks that recovered nicely after being beaten up in the March-April time frame, and again in September.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. Where in particular did your cyclical bias pay off? What were some other moves that influenced performance?

J.A. Our positioning in technology had the most influence on performance. We did well by limiting our exposure to high-priced, higher-volatility names - including Nortel, Oracle and Cisco - whose fundamentals and valuations were hammered by the weak economy, and loading up on more cyclically oriented tech stocks, that historically tend to outperform in anticipation of a recovery. I found what I wanted in mid-cap, generally non-telecommunications-related semiconductor stocks, such as NVIDIA and Fairchild Semiconductor, which fared extremely well. I sold off what we owned of Nortel and Oracle during the period. Raising our exposure to traditional cyclical groups, namely industrials and materials, also helped. Similar to their tech counterparts, stocks such as carpet maker Mohawk and industrial gases supplier Praxair advanced sharply from their market lows in the spring. Having a defensive, stable-growth component also paid off for us. Given that many of these perceived "safe" stocks seemed to have run their course, I was careful to select only those stocks that I felt had upside potential as a result of specific catalysts. A good example is Philip Morris, which benefited from waning tobacco litigation concerns. On the downside, I was disappointed with the results of our financial holdings. We were hurt by underweighting banks during a period of falling interest rates, and prematurely overweighting brokers such as Charles Schwab and diversified financials, namely American Express. Owning underperformers in health care, particularly drug stock Schering-Plough, also hurt us. Power company AES further restrained performance.

Q. Turning to you, Ford, what drove the fund's investment-grade bond holdings?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong fixed-income returns during the past year. Favorable security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key, as yield spreads tightened significantly relative to government issues, rebounding from historically wide levels despite having to absorb a record amount of supply. By focusing on the intermediate part of the curve, we were able to capitalize on the spread tightening and positive price performance that was concentrated in this section of the yield curve. Moreover, the fund benefited from the sizable yield advantage it had over Treasuries, as well as by pulling back our corporate weighting during the summer as they continued to rally. We also improved the credit quality and further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates. This move helped us, as these securities bounced back strongly late in the period.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. What's your outlook, John?

J.A. The issue I'm grappling with now is that valuations seem to be pricing in a perfect economic recovery, which never happens. While I remain tilted toward offense and maintain a bias toward cyclicals, I'm being extremely disciplined and, to lock in gains, I've been trimming stocks that are up a lot and look expensive. I began to do this toward the end of the period with some of our semiconductor holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: both income and growth of capital

Start date: January 6, 1987

Size: as of November 30, 2001, more than $2.0 billion

Manager: John Avery, since 1998, and Ford O'Neil, since October 2001; John Avery joined Fidelity in 1995; Ford O'Neil joined Fidelity in 1990

John Avery shares his thoughts on a recovery in the economy:

"I feel the worst may be over for the U.S. economy, barring any unforeseen event. This is a sentiment echoed by several executives with whom I've met recently, and who have finally started to see some stabilization in business conditions. I'm still hopeful that we'll have a pickup at some point in the next couple of months, especially given how quickly things stabilized following September's attacks, showing the resilience of the U.S. economy. Although near-term corporate profits will likely be disturbing, fiscal and monetary stimuli, along with lower energy prices, suggest eventual economic improvements.

"Even if economic activity does not accelerate, the market stands to benefit as earnings comparisons start to get easier given the disappointing results issued a year ago, which could create the illusion of acceleration. Another factor that may improve investor sentiment is that companies have been aggressively cutting costs at the bottom of the economic cycle, which means that when revenues start to recover, there should be a lot more flowing to the bottom line. I'll continue to do the research and try to stay ahead of the curve by seeking to uncover those companies that I believe are poised to rebound the strongest and fastest out of the downturn."

Annual Report

Investment Changes

Top Five Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	2.7	2.2
General Electric Co.	2.2	3.5
Pfizer, Inc.	1.7	1.6
American International Group, Inc.	1.6	1.4
Citigroup, Inc.	1.6	1.4
	9.8
Top Five Bond Issuers as of November 30, 2001
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	11.2	11.6
U.S. Treasury Obligations	2.8	4.5
Government National Mortgage Association	2.4	2.5
Freddie Mac	0.6	1.2
CS First Boston Mortgage Securities Corp.	0.6	0.6
	17.6
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	14.5	15.4
Information Technology	12.5	11.2
Consumer Discretionary	11.5	9.9
Health Care	8.6	8.3
Industrials	7.3	8.8
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks and Equity Futures 59.4%		Stocks and Equity Futures 60.9%
	Bonds 35.9%		Bonds 36.8%
	Convertible Securities 0.5%		Convertible Securities 0.2%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	4.2%	** Foreign investments	4.0%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 56.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.2%
Delphi Automotive Systems Corp.	201,500	$ 2,765
Exide Technologies warrants 3/18/06 (a)	655	0
TRW, Inc.	63,000	2,458
		5,223
Automobiles - 0.2%
Ford Motor Co.	180,100	3,411
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	62,600	2,018
McDonald's Corp.	89,800	2,410
Starwood Hotels & Resorts Worldwide, Inc. unit	60,600	1,645
		6,073
Household Durables - 1.0%
Black & Decker Corp.	103,100	3,819
Maytag Corp.	119,300	3,451
Mohawk Industries, Inc. (a)	162,500	7,452
Whirlpool Corp.	73,900	4,860
		19,582
Media - 3.1%
AOL Time Warner, Inc. (a)	347,051	12,112
Clear Channel Communications, Inc. (a)	117,800	5,505
Liberty Media Corp. Class A (a)	404,200	5,315
McGraw-Hill Companies, Inc.	171,500	9,690
Omnicom Group, Inc.	111,700	9,591
TMP Worldwide, Inc. (a)	72,200	2,981
Viacom, Inc. Class B (non-vtg.) (a)	338,564	14,778
Walt Disney Co.	193,100	3,953
		63,925
Multiline Retail - 2.5%
Costco Wholesale Corp. (a)	155,100	6,340
Dillard's, Inc. Class A	249,200	4,124
Federated Department Stores, Inc. (a)	106,800	3,952
JCPenney Co., Inc.	162,000	4,105
Kmart Corp. (a)	453,500	2,766
Wal-Mart Stores, Inc.	528,200	29,130
		50,417
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.3%
Home Depot, Inc.	204,200	$ 9,528
Lowe's Companies, Inc.	218,000	9,878
Staples, Inc. (a)	365,000	6,424
		25,830
TOTAL CONSUMER DISCRETIONARY		174,461
CONSUMER STAPLES - 4.7%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	92,200	3,974
PepsiCo, Inc.	213,600	10,387
The Coca-Cola Co.	208,700	9,801
		24,162
Food & Drug Retailing - 0.2%
Rite Aid Corp. (a)	635,100	2,979
Food Products - 0.2%
Kraft Foods, Inc. Class A	53,300	1,765
Sara Lee Corp.	112,100	2,453
		4,218
Household Products - 0.7%
Colgate-Palmolive Co.	40,800	2,381
Kimberly-Clark Corp.	90,400	5,259
Procter & Gamble Co.	96,100	7,444
		15,084
Personal Products - 1.1%
Gillette Co.	692,300	22,638
Tobacco - 1.3%
Philip Morris Companies, Inc.	543,320	25,628
TOTAL CONSUMER STAPLES		94,709
ENERGY - 2.8%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	104,700	3,452
BJ Services Co. (a)	130,800	3,644
Diamond Offshore Drilling, Inc.	83,700	2,318
Nabors Industries, Inc. (a)	128,500	4,048
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd. (NY Shares)	67,600	$ 3,245
Tokheim Corp. (a)	7,387	22
		16,729
Oil & Gas - 1.9%
ChevronTexaco Corp.	83,600	7,107
Conoco, Inc.	168,400	4,609
Exxon Mobil Corp.	630,968	23,598
Royal Dutch Petroleum Co. (NY Shares)	74,700	3,611
		38,925
TOTAL ENERGY		55,654
FINANCIALS - 9.0%
Banks - 1.8%
Bank of America Corp.	248,000	15,222
FleetBoston Financial Corp.	134,300	4,936
Pacific Century Financial Corp.	256,400	6,461
U.S. Bancorp, Delaware	106,500	2,021
Wells Fargo & Co.	170,500	7,297
		35,937
Diversified Financials - 5.6%
American Express Co.	255,500	8,409
Bear Stearns Companies, Inc.	83,400	4,796
Charles Schwab Corp.	591,850	8,499
Citigroup, Inc.	650,900	31,178
Fannie Mae	152,500	11,987
Freddie Mac	126,200	8,351
Goldman Sachs Group, Inc.	51,100	4,543
Household International, Inc.	61,600	3,634
J.P. Morgan Chase & Co.	112,700	4,251
Merrill Lynch & Co., Inc.	295,800	14,817
Morgan Stanley Dean Witter & Co.	245,200	13,609
		114,074
Insurance - 1.6%
American International Group, Inc.	384,725	31,701
TOTAL FINANCIALS		181,712
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 8.1%
Biotechnology - 0.5%
Amgen, Inc. (a)	148,200	$ 9,845
Health Care Equipment & Supplies - 1.5%
Becton, Dickinson & Co.	184,500	6,249
Guidant Corp. (a)	151,000	7,370
Medtronic, Inc.	104,300	4,931
St. Jude Medical, Inc. (a)	105,400	7,852
Viasys Healthcare, Inc. (a)	8,006	142
Zimmer Holdings, Inc. (a)	97,398	3,142
		29,686
Health Care Providers & Services - 0.4%
Cardinal Health, Inc.	62,900	4,297
McKesson Corp.	111,300	4,148
		8,445
Pharmaceuticals - 5.7%
Allergan, Inc.	68,000	5,133
American Home Products Corp.	249,200	14,977
Bristol-Myers Squibb Co.	329,180	17,697
Eli Lilly & Co.	45,300	3,745
Johnson & Johnson	270,600	15,762
Merck & Co., Inc.	170,800	11,572
Pfizer, Inc.	792,750	34,334
Pharmacia Corp.	81,100	3,601
Schering-Plough Corp.	260,800	9,318
		116,139
TOTAL HEALTH CARE		164,115
INDUSTRIALS - 6.2%
Aerospace & Defense - 0.3%
Boeing Co.	65,800	2,310
General Dynamics Corp.	47,700	3,966
		6,276
Building Products - 0.3%
Masco Corp.	305,200	6,388
Electrical Equipment - 0.2%
Emerson Electric Co.	40,400	2,184
Molex, Inc. Class A (non-vtg.)	89,200	2,228
		4,412
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 3.6%
General Electric Co.	1,145,400	$ 44,098
Minnesota Mining & Manufacturing Co.	85,400	9,785
Tyco International Ltd.	334,690	19,680
		73,563
Machinery - 1.4%
Danaher Corp.	130,400	7,648
Eaton Corp.	72,100	5,019
Illinois Tool Works, Inc.	128,200	7,865
Ingersoll-Rand Co.	113,600	4,759
Milacron, Inc.	212,000	2,962
		28,253
Road & Rail - 0.4%
ANC Rental Corp. (a)	7,487	1
Norfolk Southern Corp.	118,500	2,298
Union Pacific Corp.	87,100	4,795
		7,094
TOTAL INDUSTRIALS		125,986
INFORMATION TECHNOLOGY - 12.0%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	536,000	10,956
Motorola, Inc.	260,300	4,331
		15,287
Computers & Peripherals - 1.2%
Dell Computer Corp. (a)	295,500	8,253
International Business Machines Corp.	142,522	16,474
		24,727
Electronic Equipment & Instruments - 1.5%
Agilent Technologies, Inc. (a)	144,000	3,927
Amphenol Corp. Class A (a)	77,400	3,669
Arrow Electronics, Inc. (a)	129,600	3,567
Avnet, Inc.	202,229	4,803
AVX Corp.	131,500	2,735
Insilco Corp. warrants 8/15/07 (a)	600	0
Millipore Corp.	67,400	4,024
PerkinElmer, Inc.	81,600	2,262
Tektronix, Inc. (a)	99,900	2,246
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Thermo Electron Corp.	54,800	$ 1,189
Vishay Intertechnology, Inc. (a)	121,700	2,237
		30,659
Semiconductor Equipment & Products - 5.5%
Applied Materials, Inc. (a)	60,000	2,384
ASML Holding NV (NY Shares) (a)	130,400	2,270
Cabot Microelectronics Corp. (a)	49,500	3,433
Cypress Semiconductor Corp. (a)	170,700	3,930
Fairchild Semiconductor International, Inc. Class A (a)	384,700	9,425
Helix Technology, Inc.	126,900	2,610
Integrated Circuit Systems, Inc. (a)	239,900	4,491
Integrated Device Technology, Inc. (a)	112,600	3,319
Intel Corp.	585,000	19,106
International Rectifier Corp. (a)	60,000	2,008
Intersil Corp. Class A (a)	237,600	7,938
LAM Research Corp. (a)	230,100	5,044
LTX Corp. (a)	169,400	3,607
Micron Technology, Inc. (a)	279,000	7,578
National Semiconductor Corp. (a)	139,600	4,206
NVIDIA Corp. (a)	233,200	12,742
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	81,600	1,300
Teradyne, Inc. (a)	433,000	12,063
United Microelectronics Corp. sponsored ADR	259,600	2,022
Varian Semiconductor Equipment Associates, Inc. (a)	41,500	1,306
		110,782
Software - 3.0%
Computer Associates International, Inc.	155,700	5,180
Microsoft Corp. (a)	854,000	54,835
		60,015
TOTAL INFORMATION TECHNOLOGY		241,470
MATERIALS - 2.8%
Chemicals - 1.4%
Dow Chemical Co.	205,800	7,718
E.I. du Pont de Nemours & Co.	164,720	7,304
Ecolab, Inc.	70,900	2,652
Praxair, Inc.	208,000	11,007
		28,681
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 1.0%
Alcan, Inc.	160,600	$ 5,788
Alcoa, Inc.	384,700	14,849
		20,637
Paper & Forest Products - 0.4%
Georgia-Pacific Group	62,700	2,010
International Paper Co.	155,100	6,196
		8,206
TOTAL MATERIALS		57,524
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
AT&T Corp.	393,931	6,890
BellSouth Corp.	388,200	14,946
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	6,760	2
warrants 1/15/07 (CV ratio .6) (a)	1,445	1
McCaw International Ltd. warrants 4/16/07 (a)(g)	6,190	0
Qwest Communications International, Inc.	148,800	1,771
SBC Communications, Inc.	419,584	15,684
Verizon Communications, Inc.	232,200	10,913
		50,207
TOTAL COMMON STOCKS (Cost $957,732)		1,145,838
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (g)	710	902
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (g)	68,409	1
TOTAL CONVERTIBLE PREFERRED STOCKS		903
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc.:
Series H, $11.75	10,439	$ 1,114
Series M, $11.125	26,414	2,806
		3,920
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	1,000	971
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	1,331	1,364
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	2,375	1,544
Wireless Telecommunication Services - 0.2%
Dobson Communications Corp. $122.50 pay-in-kind	279	279
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	4,521	2,487
Series E, $111.25 pay-in-kind	3,858	1,890
		4,656
TOTAL TELECOMMUNICATION SERVICES		6,200
TOTAL NONCONVERTIBLE PREFERRED STOCKS		12,455
TOTAL PREFERRED STOCKS (Cost $17,262)		13,358
Corporate Bonds - 15.9%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 820	$ 675
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	200	213
Tenet Healthcare Corp. 6% 12/1/05	Ba1	470	465
Total Renal Care Holdings 7% 5/15/09	B2	1,660	1,652
			2,330
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc. 3% 12/1/21 (g)	Baa2	1,140	1,246
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	1,570	670
Sanmina Corp. 0% 9/12/20	Ba3	1,830	670
			2,586
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	280	150
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (g)	-	470	548
TOTAL INFORMATION TECHNOLOGY			3,284
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10	B1	1,773	1,117
6% 6/1/11 (g)	B1	365	275
6% 6/1/11	B1	472	353
			1,745
TOTAL CONVERTIBLE BONDS			8,034
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - 15.5%
CONSUMER DISCRETIONARY - 2.7%
Auto Components - 0.0%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	$ 190	$ 165
Lear Corp. 7.96% 5/15/05	Ba1	555	572
			737
Hotels, Restaurants & Leisure - 0.8%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	200	213
Argosy Gaming Co. 9% 9/1/11	B2	340	357
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	830	855
Domino's, Inc. 10.375% 1/15/09	B3	490	526
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	1,205	1,235
HMH Properties, Inc.:
7.875% 8/1/05	Ba2	355	341
7.875% 8/1/08	Ba2	365	341
Horseshoe Gaming LLC 8.625% 5/15/09	B2	2,524	2,638
International Game Technology 8.375% 5/15/09	Ba1	400	426
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	730	650
Mandalay Resort Group 9.5% 8/1/08	Ba2	540	572
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	275	286
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,020	880
9.25% 4/1/06	B3	1,065	1,076
9.75% 6/15/07	B3	95	98
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	565	480
Six Flags, Inc. 9.5% 2/1/09	B3	630	647
Station Casinos, Inc. 8.375% 2/15/08	Ba3	1,485	1,522
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	200	192
yankee:
8.625% 12/15/07	Ba3	465	446
9% 3/15/07	Ba3	230	223
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	1,090	1,172
			15,176
Household Durables - 0.1%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	680	704
8.875% 4/1/08	Ba2	90	93
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Pulte Homes, Inc. 7.875% 8/1/11 (g)	Baa3	$ 840	$ 847
Ryland Group, Inc. 9.125% 6/15/11	Ba3	380	395
Sealy Mattress Co. 9.875% 12/15/07 (g)	B2	725	703
			2,742
Media - 1.7%
Adelphia Communications Corp.:
10.25% 6/15/11	B2	1,260	1,276
10.875% 10/1/10	B2	935	972
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	425	414
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	1,500	1,569
Century Communications Corp. 0% 1/15/08	B2	50	26
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	900	657
0% 5/15/11 (e)	B2	800	504
8.625% 4/1/09	B2	860	839
10% 4/1/09	B2	530	551
10% 5/15/11	B2	450	466
10.25% 1/15/10	B2	700	725
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	465	405
Continental Cablevision, Inc. 8.3% 5/15/06	Baa1	1,040	1,139
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	1,248	1,245
9.875% 2/15/13	Ba2	125	135
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	800	200
11.75% 12/15/05	Caa3	285	71
EchoStar DBS Corp. 9.375% 2/1/09	B1	2,365	2,507
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	Baa1	1,380	1,373
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	100	100
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	345	366
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	Caa1	490	519
International Cabletel, Inc. 11.5% 2/1/06	Caa2	1,660	614
Lamar Media Corp.:
9.25% 8/15/07	B1	770	797
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Lamar Media Corp.: - continued
9.625% 12/1/06	Ba3	$ 180	$ 189
News America Holdings, Inc. 7.375% 10/17/08	Baa3	3,350	3,541
Nextmedia Operating, Inc. 10.75% 7/1/11	B3	620	645
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	1,170	1,158
Pegasus Communications Corp.:
9.625% 10/15/05	B3	390	374
9.75% 12/1/06	B3	165	158
Quebecor Media, Inc. 11.125% 7/15/11	B2	5	5
Radio One, Inc. 8.875% 7/1/11	B3	2,375	2,518
Satelites Mexicanos SA de CV 8.21% 6/30/04 (g)(j)	B1	222	189
Telemundo Holdings, Inc.:
0% 8/15/08 (e)	B3	335	318
0% 8/15/08 (e)(g)	B3	380	361
Time Warner Entertainment Co. LP:
8.375% 3/15/23	Baa1	3,500	3,947
8.375% 7/15/33	Baa1	1,000	1,143
Yell Finance BV:
0% 8/1/11 (e)	B2	2,020	1,177
10.75% 8/1/11	B2	1,110	1,188
			34,381
Multiline Retail - 0.1%
JCPenney Co., Inc.:
6% 5/1/06	Ba2	125	113
6.125% 11/15/03	Ba2	40	40
6.9% 8/15/26	Ba2	445	441
7.375% 6/15/04	Ba2	190	188
7.375% 8/15/08	Ba2	40	39
7.4% 4/1/37	Ba2	855	838
7.6% 4/1/07	Ba2	40	39
7.95% 4/1/17	Ba2	60	54
			1,752
Textiles & Apparel - 0.0%
The William Carter Co. 10.875% 8/15/11 (g)	B3	590	639
TOTAL CONSUMER DISCRETIONARY			55,427
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 1.0%
Beverages - 0.0%
Cott Corp. yankee 8.5% 5/1/07	B1	$ 130	$ 133
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	2,200	2,340
Great Atlantic & Pacific Tea, Inc. 7.75% 4/15/07	B2	280	274
Kroger Co. 8.05% 2/1/10	Baa3	1,585	1,787
Rite Aid Corp.:
6% 10/1/03 (g)(j)	Caa2	100	94
6.125% 12/15/08 (g)	Caa2	405	304
6.875% 8/15/13	Caa2	265	193
7.125% 1/15/07	Caa2	190	160
7.625% 4/15/05	Caa2	560	510
11.25% 7/1/08 (g)	Caa2	980	997
			6,659
Food Products - 0.3%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,600	3,866
Dean Foods Co.:
6.625% 5/15/09	Baa2	70	63
8.15% 8/1/07	Baa2	160	157
Del Monte Corp. 9.25% 5/15/11	B3	860	912
Smithfield Foods, Inc. 8% 10/15/09 (g)	Ba2	130	135
			5,133
Household Products - 0.0%
Fort James Corp. 6.625% 9/15/04	Baa3	390	395
Personal Products - 0.1%
Playtex Products, Inc. 9.375% 6/1/11	B2	1,245	1,326
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa2	420	323
9% 11/1/06	Caa2	470	367
12% 12/1/05 (g)	Caa1	820	824
			2,840
Tobacco - 0.3%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	5,000	5,320
TOTAL CONSUMER STAPLES			20,480
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - 0.5%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	$ 90	$ 74
Oil & Gas - 0.5%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	1,070	1,064
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	520	523
8.125% 4/1/11	B1	1,560	1,544
8.5% 3/15/12	B1	520	515
Cross Timbers Oil Co.:
8.75% 11/1/09	Ba3	705	746
9.25% 4/1/07	Ba3	110	117
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	110	102
10% 11/1/08 (g)	Ba3	510	536
Plains Resources, Inc.:
10.25% 3/15/06	B2	947	966
10.25% 3/15/06	B2	485	495
10.25% 3/15/06	B2	210	215
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,495	1,589
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	560	574
			8,986
TOTAL ENERGY			9,060
FINANCIALS - 5.5%
Banks - 1.1%
BankAmerica Corp. 5.875% 2/15/09	Aa2	5,000	5,017
Barclays Bank PLC yankee 8.55% 9/29/49 (f)(g)	Aa2	1,020	1,165
First Tennessee National Corp. 6.75% 11/15/05	A3	720	756
FleetBoston Financial Corp. 7.25% 9/15/05	A1	2,215	2,405
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A1	250	263
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	710	731
Korea Development Bank:
6.625% 11/21/03	Baa2	1,825	1,907
7.125% 4/22/04	Baa2	1,130	1,200
7.375% 9/17/04	Baa2	650	697
MBNA Corp. 6.34% 6/2/03	Baa2	850	862
PNC Funding Corp. 5.75% 8/1/06	A2	1,150	1,180
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	A2	$ 1,065	$ 1,083
8.817% 3/31/49	A1	810	887
Union Planters Corp. 6.75% 11/1/05	A3	400	416
Wells Fargo & Co. 6.375% 8/1/11	Aa3	3,655	3,756
			22,325
Diversified Financials - 3.8%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	1,700	1,735
Alliance Capital Management LP 5.625% 8/15/06	A2	1,020	1,032
American Airlines pass thru trust 7.8% 4/1/08 (g)	Baa2	550	539
American Gen. Finance Corp. 5.875% 7/14/06	A2	3,600	3,653
Amvescap PLC yankee 6.6% 5/15/05	A2	725	753
Armkel Finance, Inc. 9.5% 8/15/09 (g)	B2	1,020	1,091
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	2,000	2,101
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	30	32
8.875% 2/15/08 (g)	Ba3	240	252
CanWest Media, Inc. 10.625% 5/15/11	B2	890	961
Capital One Financial Corp. 7.125% 8/1/08	Baa3	2,550	2,362
CIT Group, Inc.:
5.5% 2/15/04	A2	620	641
7.125% 10/15/04	A2	750	804
Citigroup, Inc. 7.25% 10/1/10	Aa2	3,700	4,006
ComEd Financing II 8.5% 1/15/27	Baa3	860	863
Conoco Funding Co.:
6.35% 10/15/11	Baa1	1,205	1,224
7.25% 10/15/31	Baa1	880	919
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	555	570
5.5% 8/1/06	A3	1,300	1,307
6.85% 6/15/04	A3	1,680	1,781
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	1,300	1,334
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	575	584
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
First Union Capital II 7.95% 11/15/29	BBB+	$ 2,340	$ 2,456
Ford Motor Credit Co.:
6.5% 1/25/07	A2	1,330	1,335
6.875% 2/1/06	A2	1,300	1,338
7.375% 10/28/09	A2	2,240	2,296
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	1,920	1,977
6.75% 1/15/06	A2	680	700
7.5% 7/15/05	A2	1,000	1,056
7.75% 1/19/10	A2	1,800	1,901
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3	1,020	852
Household Finance Corp. 6.5% 1/24/06	A2	1,300	1,365
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	1,950	2,293
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	2,900	3,205
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	1,345	1,405
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	1,680	1,765
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	1,175	1,229
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	2,000	2,133
7.875% 11/15/10	Baa2	2,555	2,773
Popular North America, Inc. 6.125% 10/15/06	A3	1,535	1,510
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	295	257
PTC International Finance II SA yankee 11.25% 12/1/09	B2	850	867
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	2,500	2,628
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	1,500	1,544
Sprint Capital Corp. 6.875% 11/15/28	Baa1	2,140	1,931
TCI Communications Financing III 9.65% 3/31/27	A3	1,600	1,783
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	895	886
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	2,220	2,201
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	2,100	2,350
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500	1,612
			76,192
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Insurance - 0.2%
MetLife, Inc. 6.125% 12/1/11	A1	$ 890	$ 900
The Chubb Corp. 6.8% 11/15/31	Aa3	2,000	1,974
			2,874
Real Estate - 0.4%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	1,190	1,217
Duke Realty LP 7.3% 6/30/03	Baa1	1,000	1,050
EOP Operating LP 6.625% 2/15/05	Baa1	1,250	1,306
ERP Operating LP 7.1% 6/23/04	A3	1,500	1,587
LNR Property Corp. 9.375% 3/15/08	Ba3	1,280	1,285
Meditrust Corp. 7.82% 9/10/26	Ba3	615	597
ProLogis Trust 6.7% 4/15/04	Baa1	625	651
WCI Communities, Inc. 10.625% 2/15/11	B1	985	1,019
			8,712
TOTAL FINANCIALS			110,103
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	350	207
9.75% 12/1/06	Caa1	515	487
11.625% 12/1/06 (g)	B2	240	260
Boston Scientific Corp. 6.625% 3/15/05	Baa2	180	185
			1,139
Health Care Providers & Services - 0.3%
AmerisourceBergen Corp. 8.125% 9/1/08 (g)	Ba3	130	137
Columbia/HCA Healthcare Corp. 7.15% 3/30/04	Ba1	235	244
DaVita, Inc. 9.25% 4/15/11	B2	1,030	1,092
HealthSouth Corp.:
8.375% 10/1/11 (g)	Ba1	480	509
8.5% 2/1/08	Ba1	210	223
10.75% 10/1/08	Ba2	225	250
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (d)	C	920	0
Medpartners, Inc. 7.375% 10/1/06	Ba3	325	330
Service Corp. International (SCI):
6.3% 3/15/03	B1	260	255
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Service Corp. International (SCI): - continued
7.2% 6/1/06	B1	$ 200	$ 189
7.375% 4/15/04	B1	330	317
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	560	619
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1	350	375
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	285	321
Triad Hospitals, Inc. 8.75% 5/1/09	B1	640	691
			5,552
TOTAL HEALTH CARE			6,691
INDUSTRIALS - 1.1%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	1,525	1,624
Raytheon Co. 8.2% 3/1/06	Baa3	3,000	3,283
			4,907
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba1	640	474
7.73% 9/15/12	Ba1	211	185
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Baa3	615	554
pass thru trust certificate:
7.57% 11/18/10	A2	565	565
7.92% 5/18/12	A3	500	480
7.92% 5/18/12	A3	120	115
			2,373
Commercial Services & Supplies - 0.3%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	1,045	1,045
7.625% 1/1/06	Ba3	990	965
7.875% 1/1/09	Ba3	455	445
8.5% 12/1/08 (g)	Ba3	550	556
8.875% 4/1/08	Ba3	70	71
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,810	1,701
AP Holdings, Inc. 0% 3/15/08 (e)	C	130	9
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Iron Mountain, Inc.:
8.25% 7/1/11	B2	$ 90	$ 93
8.625% 4/1/13	B2	345	366
8.75% 9/30/09	B2	100	106
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	140	144
Pierce Leahy Corp. 9.125% 7/15/07	B2	185	195
World Color Press, Inc. 7.75% 2/15/09	Baa2	90	89
			5,785
Machinery - 0.1%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,500	1,483
Marine - 0.1%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	150	155
8.875% 7/15/11	Ba2	1,135	1,169
			1,324
Road & Rail - 0.3%
CSX Corp. 6.25% 10/15/08	Baa2	4,000	4,043
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	30	33
TFM SA de CV yankee:
0% 6/15/09 (e)	B1	500	400
10.25% 6/15/07	B1	1,210	1,041
			5,517
TOTAL INDUSTRIALS			21,389
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	360	347
10.75% 8/1/11	B3	560	571
Motorola, Inc. 8% 11/1/11 (g)	A3	1,000	1,010
SBA Communications Corp. 10.25% 2/1/09	B3	150	128
Spectrasite Holdings, Inc.:
0% 4/15/09 (e)	B3	750	240
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Spectrasite Holdings, Inc.: - continued
0% 3/15/10 (e)	B3	$ 1,810	$ 489
12.5% 11/15/10	B3	250	148
			2,933
Electronic Equipment & Instruments - 0.0%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	470	508
Semiconductor Equipment & Products - 0.0%
Micron Technology, Inc. 6.5% 9/30/05 (l)	B3	1,000	890
TOTAL INFORMATION TECHNOLOGY			4,331
MATERIALS - 0.4%
Chemicals - 0.0%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	150	158
Huntsman Corp.:
9.5% 7/1/07 (g)	Ca	2,900	290
9.5% 7/1/07 (g)	Ca	360	36
			484
Containers & Packaging - 0.2%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	500	533
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	310	282
7.35% 5/15/08	B3	130	114
7.5% 5/15/10	B3	110	94
7.8% 5/15/18	B3	50	41
7.85% 5/15/04	B3	450	423
8.1% 5/15/07	B3	250	229
Packaging Corp. of America 9.625% 4/1/09	Ba2	1,280	1,411
Riverwood International Corp. 10.625% 8/1/07	B3	490	519
			3,646
Metals & Mining - 0.2%
Century Aluminum Co. 11.75% 4/15/08	Ba3	50	52
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	850	731
7.5% 11/15/06	B3	150	104
Luscar Coal Ltd. 9.75% 10/15/11	Ba3	220	233
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	$ 774	$ 832
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	1,385	1,343
			3,295
Paper & Forest Products - 0.0%
Norske Skog Canada Ltd. 8.625% 6/15/11 (g)	Ba2	70	74
Stone Container Corp. 9.75% 2/1/11	B2	300	321
			395
TOTAL MATERIALS			7,820
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.7%
AT&T Corp.:
6.5% 3/15/29	A3	4,270	3,657
8% 11/15/31 (g)	A3	670	681
British Telecommunications PLC:
8.375% 12/15/10	Baa1	800	894
8.875% 12/15/30	Baa1	1,500	1,750
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	1,200	1,329
Citizens Communications Co.:
8.5% 5/15/06	Baa2	1,265	1,353
9.25% 5/15/11	Baa2	800	894
Koninklijke KPN NV yankee:
8% 10/1/10	Baa3	2,000	1,982
8.375% 10/1/30	Baa3	1,000	944
SBC Communications, Inc. 5.75% 5/2/06	Aa3	3,885	4,020
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,985	2,015
Telefonica Europe BV 8.25% 9/15/30	A2	3,500	3,980
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	2,900	3,041
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	1,468	1,325
TELUS Corp. yankee 7.5% 6/1/07	Baa2	3,760	3,939
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	2,240	1,971
			33,775
Wireless Telecommunication Services - 0.4%
Dobson Communications Corp. 10.875% 7/1/10	B3	555	608
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Echostar Broadband Corp. 10.375% 10/1/07	B1	$ 3,830	$ 4,117
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	1,025	651
Nextel Communications, Inc. 12% 11/1/08	B1	165	149
Orange PLC yankee 9% 6/1/09	Baa1	1,075	1,150
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	360	320
VoiceStream Wireless Corp. 10.375% 11/15/09	Baa1	2,225	2,525
			9,520
TOTAL TELECOMMUNICATION SERVICES			43,295
UTILITIES - 1.7%
Electric Utilities - 1.3%
AES Corp.:
8.5% 11/1/07	Ba2	660	587
8.875% 2/15/11	Ba1	310	298
9.375% 9/15/10	Ba1	780	757
9.5% 6/1/09	Ba1	1,300	1,268
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	3,500	3,349
CMS Energy Corp.:
7.5% 1/15/09	Ba3	270	267
9.875% 10/15/07	Ba3	1,040	1,113
Detroit Edison Co. 6.125% 10/1/10	A3	1,155	1,153
Edison Mission Energy:
9.875% 4/15/11	Baa3	550	600
10% 8/15/08	Baa3	520	564
FirstEnergy Corp. 6.45% 11/15/11	Baa2	1,000	1,000
Hydro-Quebec 6.3% 5/11/11	A1	6,000	6,228
Illinois Power Co. 7.5% 6/15/09	Baa1	1,260	1,278
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	5,790	5,302
Mission Energy Co. 8.125% 6/15/02 (g)	Baa3	740	740
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	800	928
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	650	713
Pacific Gas & Electric Co.:
7.05% 3/1/24	B3	100	98
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Pacific Gas & Electric Co.: - continued
7.875% 3/1/02	B3	$ 225	$ 221
Texas Utilities Co. 6.375% 1/1/08	Baa3	560	558
			27,022
Gas Utilities - 0.3%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	585	604
KeySpan Corp.:
7.25% 11/15/05	A3	1,485	1,594
7.625% 11/15/10	A3	1,095	1,209
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000	1,066
Sempra Energy 7.95% 3/1/10	A2	810	845
			5,318
Multi-Utilities - 0.1%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	1,530	1,675
Williams Companies, Inc. 7.125% 9/1/11	Baa2	955	951
			2,626
TOTAL UTILITIES			34,966
TOTAL NONCONVERTIBLE BONDS			313,562
TOTAL CORPORATE BONDS (Cost $317,261)			321,596
U.S. Government and Government Agency Obligations - 5.8%

U.S. Government Agency Obligations - 2.9%
Fannie Mae:
5.25% 6/15/06	Aaa	2,315	2,387
5.5% 5/2/06	Aa2	14,675	15,154
6.25% 2/1/11	Aa2	1,330	1,387
7.125% 6/15/10	Aaa	2,940	3,292
7.25% 1/15/10	Aaa	8,580	9,667
Farm Credit Systems Financial Assistance Corp. 9.375% 7/21/03	Aaa	5,070	5,605
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Federal Agricultural Mortgage Corp. 7.01% 2/10/04	Aaa	$ 1,720	$ 1,843
Freddie Mac:
5.75% 3/15/09	Aaa	3,100	3,213
5.875% 3/21/11	Aa2	6,570	6,669
6% 6/15/11	Aaa	2,360	2,454
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	38	39
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	170	175
Series 1993-D, 5.23% 5/15/05	Aaa	322	332
Series 1994-A, 7.12% 4/15/06	Aaa	395	427
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	321	346
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	Aaa	936	978
Series 1996-A1, 6.726% 9/15/10	-	3,913	4,157
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			58,125
U.S. Treasury Obligations - 2.9%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (i)	-	2,600	2,596
U.S. Treasury Bonds 6.125% 8/15/29	Aaa	12,110	13,209
U.S. Treasury Notes:
3.625% 8/31/03	Aaa	28,000	28,442
5% 8/15/11	Aaa	1,070	1,091
5.75% 11/15/05	Aaa	8,690	9,281
6.5% 10/15/06	Aaa	3,875	4,278
7% 7/15/06	Aaa	1,080	1,212
TOTAL U.S. TREASURY OBLIGATIONS			60,109
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $115,258)			118,234
U.S. Government Agency - Mortgage Securities - 11.9%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 9.5%
5.5% 2/1/11 to 11/1/16	Aaa	$ 11,280	$ 11,325
6% 6/1/11 to 1/1/29	Aaa	26,570	26,494
6% 12/1/31 (h)	Aaa	9,977	9,865
6.5% 2/1/24 to 11/1/31	Aaa	107,764	109,205
7% 12/1/23 to 9/1/31	Aaa	2,376	2,448
7% 12/1/31 (h)	Aaa	9,784	10,063
7.5% 2/1/15 to 4/1/29	Aaa	19,647	20,542
8% 8/1/26 to 9/1/28	Aaa	1,723	1,822
TOTAL FANNIE MAE			191,764
Government National Mortgage Association - 2.4%
6.5% 10/15/27 to 5/15/28	Aaa	10,901	11,072
7% 12/15/25 to 7/15/31	Aaa	10,378	10,697
7.5% 2/15/23 to 12/15/28	Aaa	20,670	21,608
8% 11/15/21 to 12/15/26	Aaa	4,365	4,630
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			48,007
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $232,483)			239,771
Asset-Backed Securities - 1.1%

Airplanes pass thru trust 10.875% 3/15/19	Ba2	262	73
American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,600	1,678
Capital One Master Trust 2.895% 4/16/07 (j)	A2	1,300	1,298
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	470	480
5.07% 2/15/08	Aaa	3,200	3,318
Discover Card Master Trust I 5.75% 12/15/08	Aaa	4,000	4,148
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,000	1,031
5.71% 9/15/05	A2	720	747
7.03% 11/15/03	Aaa	611	622
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	1,995	2,038
5.09% 10/18/06	Aaa	1,060	1,086
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	1,000	1,040
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Sears Credit Account Master Trust II:
4.12% 6/16/08 (j)	A1	$ 1,700	$ 1,693
6.75% 9/16/09	Aaa	2,940	3,149
TOTAL ASSET-BACKED SECURITIES (Cost $21,827)			22,401
Commercial Mortgage Securities - 1.3%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(j)	-	1,836	1,251
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (g)(j)	A1	5,354	5,333
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,000	1,093
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	3,070	3,136
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	3,500	3,841
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.1119% 4/29/39 (g)(j)	-	650	497
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
Series 1996-C1 Class F, 7.86% 11/15/06 (g)	Ba1	500	489
Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,500	2,645
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (g)(j)	Baa3	2,600	2,484
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML Class K, 7.9% 11/15/26 (g)	-	1,250	894
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,500	4,679
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $25,377)			26,342
Foreign Government and Government Agency Obligations (k) - 0.5%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Chilean Republic 7.125% 1/11/12	Baa1	$ 1,095	$ 1,120
Malaysian Government:
7.5% 7/15/11	Baa2	115	121
yankee 8.75% 6/1/09	Baa2	185	210
Ontario Province 6% 2/21/06	Aa3	1,900	1,999
Quebec Province 7.5% 9/15/29	A1	3,500	3,949
United Mexican States:
8.5% 2/1/06	Baa3	1,200	1,282
9.875% 2/1/10	Baa3	2,000	2,215
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $10,608)			10,896
Money Market Funds - 6.7%
	Shares
Fidelity Cash Central Fund, 2.23% (c) (Cost $135,607)	135,606,630	135,607
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $1,833,415)		2,034,043
NET OTHER ASSETS - (0.6)%		(12,838)
NET ASSETS - 100%		$ 2,021,205
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
143 S&P 500 Index Contracts	Dec. 2001	$ 40,755	$ 3,609

The face value of futures purchased as a percentage of net assets - 2%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $47,578,000 or 2.4% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,596,000.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 774
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	24.9%	AAA, AA, A	22.8%
Baa	5.3%	BBB	5.3%
Ba	1.7%	BB	1.8%
B	3.3%	B	3.7%
Caa	0.5%	CCC	0.2%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.4%. FMR has determined that unrated debt securities that are lower quality account for 0.2% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $1,996,728,000 and $2,287,896,000, respectively, of which long-term U.S. government and government agency obligations aggregated $741,444,000 and $905,134,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $165,394,000 and $119,661,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $70,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $890,000 or 0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $9,712,000. The weighted average interest rate was 6.10%. Interest expense includes $2,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $8,182,000. The weighted average interest rate was 5.71%. Interest expense includes $2,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,845,055,000. Net unrealized appreciation aggregated $188,988,000, of which $263,794,000 related to appreciated investment securities and $74,806,000 related to depreciated investment securities.

The fund hereby designates approximately $62,059,00 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001, the fund had a capital loss carryforward of approximately $90,844,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2001
Assets
Investment in securities, at value (cost $1,833,415) - See accompanying schedule		$ 2,034,043
Cash		565
Receivable for investments sold		4,744
Receivable for fund shares sold		1,296
Dividends receivable		1,278
Interest receivable		9,475
Other receivables		11
Total assets		2,051,412
Liabilities
Payable for investments purchased Regular delivery	$ 3,837
Delayed delivery	20,249
Payable for fund shares redeemed	3,631
Distributions payable	9
Accrued management fee	732
Distribution fees payable	873
Payable for daily variation on futures contracts	161
Other payables and accrued expenses	715
Total liabilities		30,207
Net Assets		$ 2,021,205
Net Assets consist of:
Paid in capital		$ 1,917,220
Undistributed net investment income		12,379
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(112,627)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		204,233
Net Assets		$ 2,021,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($105,464 ÷ 6,843 shares)	$15.41
Maximum offering price per share (100/94.25 of $15.41)	$16.35
Class T: Net Asset Value and redemption price per share ($1,681,294 ÷ 108,682 shares)	$15.47
Maximum offering price per share (100/96.50 of $15.47)	$16.03
Class B: Net Asset Value and offering price per share ($121,095 ÷ 7,884 shares) A	$15.36
Class C: Net Asset Value and offering price per share ($60,813 ÷ 3,962 shares) A	$15.35
Institutional Class: Net Asset Value, offering price and redemption price per share ($52,539 ÷ 3,378 shares)	$15.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 15,921
Interest		62,803
Security lending		10
Total income		78,734
Expenses
Management fee	$ 9,132
Transfer agent fees	4,935
Distribution fees	11,053
Accounting and security lending fees	470
Custodian fees and expenses	81
Registration fees	103
Audit	84
Legal	22
Interest	4
Miscellaneous	121
Total expenses before reductions	26,005
Expense reductions	(262)	25,743
Net investment income		52,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(74,686)
Foreign currency transactions	3
Futures contracts	(8,587)	(83,270)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,087)
Assets and liabilities in foreign currencies	3
Futures contracts	3,609	(1,475)
Net gain (loss)		(84,745)
Net increase (decrease) in net assets resulting from operations		$ (31,754)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 52,991	$ 68,849
Net realized gain (loss)	(83,270)	55,168
Change in net unrealized appreciation (depreciation)	(1,475)	(238,992)
Net increase (decrease) in net assets resulting from operations	(31,754)	(114,975)
Distributions to shareholders From net investment income	(58,261)	(65,444)
From net realized gain	(63,262)	(133,985)
Total distributions	(121,523)	(199,429)
Share transactions - net increase (decrease)	(123,789)	(491,806)
Total increase (decrease) in net assets	(277,066)	(806,210)
Net Assets
Beginning of period	2,298,271	3,104,481
End of period (including undistributed net investment income of $12,379 and $20,626, respectively)	$ 2,021,205	$ 2,298,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998 F	1998 G	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.55	$ 18.64	$ 19.91	$ 19.25	$ 18.75	$ 16.04
Income from Investment Operations
Net investment income E	.43	.49	.50	.05	.53	.48
Net realized and unrealized gain (loss)	(.62)	(1.29)	.53	.61	1.80	2.83
Total from investment operations	(.19)	(.80)	1.03	.66	2.33	3.31
Less Distributions
From net investment income	(.49)	(.48)	(.52)	-	(.57)	(.49)
From net realized gain	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.95)	(1.29)	(2.30)	-	(1.83)	(.60)
Net asset value, end of period	$ 15.41	$ 16.55	$ 18.64	$ 19.91	$ 19.25	$ 18.75
Total Return B, C, D	(1.18)%	(4.67)%	5.65%	3.43%	13.04%	20.99%
Ratios to Average Net Assets H
Expenses before expense reductions	.94%	.93%	.93%	1.02% A	1.05%	1.67%
Expenses net of voluntary waivers, if any	.94%	.93%	.93%	1.02% A	1.05%	1.41%
Expenses net of all reductions	.93%	.91%	.91%	1.02% A	1.02%	1.40%
Net investment income	2.77%	2.81%	2.68%	3.13% A	2.76%	2.68%
Supplemental Data
Net assets, end of period (in millions)	$ 105	$ 66	$ 59	$ 17	$ 16	$ 8
Portfolio turnover rate	98%	120%	93%	73% A	85%	70%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F One month ended November 30.

G For the period ended October 31.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998 F	1998 G	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.58	$ 18.67	$ 19.96	$ 19.30	$ 18.79	$ 16.07
Income from Investment Operations
Net investment income E	.39	.45	.46	.05	.51	.53
Net realized and unrealized gain (loss)	(.61)	(1.30)	.51	.61	1.80	2.84
Total from investment operations	(.22)	(.85)	.97	.66	2.31	3.37
Less Distributions
From net investment income	(.43)	(.43)	(.48)	-	(.54)	(.54)
From net realized gain	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.89)	(1.24)	(2.26)	-	(1.80)	(.65)
Net asset value, end of period	$ 15.47	$ 16.58	$ 18.67	$ 19.96	$ 19.30	$ 18.79
Total Return B, C, D	(1.37)%	(4.94)%	5.30%	3.42%	12.90%	21.36%
Ratios to Average Net Assets H
Expenses before expense reductions	1.20%	1.16%	1.16%	1.22% A	1.16%	1.17%
Expenses net of voluntary waivers, if any	1.20%	1.16%	1.16%	1.22% A	1.16%	1.17%
Expenses net of all reductions	1.19%	1.15%	1.14%	1.22% A	1.15%	1.17%
Net investment income	2.51%	2.57%	2.45%	2.92% A	2.68%	2.98%
Supplemental Data
Net assets, end of period (in millions)	$ 1,681	$ 2,021	$ 2,802	$ 2,993	$ 2,903	$ 2,901
Portfolio turnover rate	98%	120%	93%	73% A	85%	70%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F One month ended November 30.

G For the period ended October 31.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998 G	1998 H	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 16.47	$ 18.54	$ 19.86	$ 19.21	$ 18.71	$ 16.36
Income from Investment Operations
Net investment income E	.30	.35	.36	.04	.38	.29
Net realized and unrealized gain (loss)	(.60)	(1.29)	.50	.61	1.81	2.38
Total from investment operations	(.30)	(.94)	.86	.65	2.19	2.67
Less Distributions
From net investment income	(.35)	(.32)	(.40)	-	(.43)	(.32)
From net realized gain	(.46)	(.81)	(1.78)	-	(1.26)	-
Total distributions	(.81)	(1.13)	(2.18)	-	(1.69)	(.32)
Net asset value, end of period	$ 15.36	$ 16.47	$ 18.54	$ 19.86	$ 19.21	$ 18.71
Total Return B, C, D	(1.89)%	(5.45)%	4.71%	3.38%	12.25%	16.40%
Ratios to Average Net Assets I
Expenses before expense reductions	1.75%	1.72%	1.69%	1.80% A	1.74%	2.12% A
Expenses net of voluntary waivers, if any	1.75%	1.72%	1.69%	1.80% A	1.74%	2.12% A
Expenses net of all reductions	1.74%	1.70%	1.68%	1.80% A	1.73%	2.11% A
Net investment income	1.96%	2.01%	1.91%	2.35% A	2.02%	1.88% A
Supplemental Data
Net assets, end of period (in millions)	$ 121	$ 111	$ 124	$ 57	$ 51	$ 16
Portfolio turnover rate	98%	120%	93%	73% A	85%	70%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 31, 1996 (commencement of sale of shares) to October 31, 1997.

G One month ended November 30.

H For the period ended October 31.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998 G	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 16.47	$ 18.55	$ 19.88	$ 19.22	$ 19.05
Income from Investment Operations
Net investment income E	.31	.35	.36	.04	.36
Net realized and unrealized gain (loss)	(.61)	(1.29)	.48	.62	1.56
Total from investment operations	(.30)	(.94)	.84	.66	1.92
Less Distributions
From net investment income	(.36)	(.33)	(.39)	-	(.49)
From net realized gain	(.46)	(.81)	(1.78)	-	(1.26)
Total distributions	(.82)	(1.14)	(2.17)	-	(1.75)
Net asset value, end of period	$ 15.35	$ 16.47	$ 18.55	$ 19.88	$ 19.22
Total Return B, C, D	(1.89)%	(5.45)%	4.60%	3.43%	10.62%
Ratios to Average Net Assets H
Expenses before expense reductions	1.72%	1.69%	1.66%	1.77% A	1.80% A
Expenses net of voluntary waivers, if any	1.72%	1.69%	1.66%	1.77% A	1.80% A
Expenses net of all reductions	1.71%	1.68%	1.65%	1.76% A	1.79% A
Net investment income	1.98%	2.03%	1.95%	2.37% A	1.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 54	$ 53	$ 21	$ 20
Portfolio turnover rate	98%	120%	93%	73% A	85%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G One month ended November 30.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998 E	1998 F	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 16.69	$ 18.77	$ 20.03	$ 19.35	$ 18.85	$ 16.11
Income from Investment Operations
Net investment income D	.48	.57	.56	.05	.60	.61
Net realized and unrealized gain (loss)	(.63)	(1.32)	.53	.63	1.81	2.86
Total from investment operations	(.15)	(.75)	1.09	.68	2.41	3.47
Less Distributions
From net investment income	(.53)	(.52)	(.57)	-	(.65)	(.62)
From net realized gain	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.99)	(1.33)	(2.35)	-	(1.91)	(.73)
Net asset value, end of period	$ 15.55	$ 16.69	$ 18.77	$ 20.03	$ 19.35	$ 18.85
Total Return B, C	(0.92)%	(4.37)%	5.95%	3.51%	13.45%	21.97%
Ratios to Average Net Assets G
Expenses before expense reductions	.67%	.63%	.64%	.66% A	.65%	.69%
Expenses net of voluntary waivers, if any	.67%	.63%	.64%	.66% A	.65%	.69%
Expenses net of all reductions	.65%	.61%	.63%	.66% A	.63%	.69%
Net investment income	3.04%	3.10%	2.96%	3.48% A	3.15%	3.42%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 46	$ 67	$ 63	$ 61	$ 39
Portfolio turnover rate	98%	120%	93%	73% A	85%	70%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E One month ended November 30.

F For the period ended October 31.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 199,000	$ 0
Class T	.25%	.25%	9,099,000	71,000
Class B	.75%	.25%	1,157,000	868,000
Class C	.75%	.25%	598,000	106,000
			$ 11,053,000	$ 1,045,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 158,000	$ 53,000
Class T	301,000	71,000
Class B	313,000	313,000*
Class C	13,000	13,000*
	$ 785,000	$ 450,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 175,000.22
Class T	4,172,000.23
Class B	325,000.28
Class C	153,000.26
Institutional Class	110,000.20
	$ 4,935,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,792,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $248,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $11,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 1,000
Institutional Class	2,000
$ 3,000

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net investment income
Class A	$ 2,393	$ 1,654
Class T	50,209	58,986
Class B	2,519	2,131
Class C	1,335	1,004
Institutional Class	1,805	1,669
Total	$ 58,261	$ 65,444
From net realized gain
Class A	$ 1,879	$ 2,577
Class T	55,486	120,792
Class B	3,089	5,431
Class C	1,510	2,339
Institutional Class	1,298	2,846
Total	$ 63,262	$ 133,985
	$ 121,523	$ 199,429

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2001	2000	2001	2000

Class A Shares sold	3,713	2,120	$ 57,338	$ 37,762
Reinvestment of distributions	266	225	4,147	4,015
Shares redeemed	(1,139)	(1,529)	(17,559)	(27,017)
Net increase (decrease)	2,840	816	$ 43,926	$ 14,760
Class T Shares sold	19,675	22,605	$ 309,125	$ 402,156
Reinvestment of distributions	6,309	9,463	99,987	169,467
Shares redeemed	(39,153)	(60,258)	(616,604)	(1,072,961)
Net increase (decrease)	(13,169)	(28,190)	$ (207,492)	$ (501,338)
Class B Shares sold	2,373	1,772	$ 36,921	$ 31,291
Reinvestment of distributions	320	383	5,045	6,813
Shares redeemed	(1,533)	(2,115)	(23,681)	(37,297)
Net increase (decrease)	1,160	40	$ 18,285	$ 807
Class C Shares sold	1,668	1,754	$ 26,118	$ 31,059
Reinvestment of distributions	151	147	2,372	2,613
Shares redeemed	(1,152)	(1,438)	(17,792)	(25,371)
Net increase (decrease)	667	463	$ 10,698	$ 8,301
Institutional Class Shares sold	2,320	507	$ 37,650	$ 9,026
Reinvestment of distributions	185	247	2,934	4,429
Shares redeemed	(1,909)	(1,547)	(29,790)	(27,791)
Net increase (decrease)	596	(793)	$ 10,794	$ (14,336)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

A total of 7.86% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 21%, 31%, 31%, and 31%; Class T designates 20%, 27%, 27%, and 27%; Class B designates 28%, 38%, 38%, and 38%; and Class C designates 29%, 36%, 36%, and 36% of the dividends distributed in December, March, June and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

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Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Bart Grenier, Vice President

Ford O'Neil, Vice President

John Avery, Vice President

Eric D. Roiter, Secretary

Robert A Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributions Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AIG-ANN-0102 153332
1.538593.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Balanced Fund -

Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The managers' review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	39	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	48	Notes to the financial statements.
Independent Auditors' Report	57	The auditors' opinion.
Distributions	58

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Balanced Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Balanced - Inst CL	-0.92%	36.43%	124.96%
Fidelity Balanced 60/40 Composite	-2.98%	56.78%	202.61%
S&P 500 ®	-12.22%	61.53%	272.97%
LB Aggregate Bond	11.16%	42.68%	108.33%
Balanced Funds Average	-2.50%	42.90%	165.00%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers Aggregate Bond Index. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 463 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - Inst CL	-0.92%	6.41%	8.45%
Fidelity Balanced 60/40 Composite	-2.98%	9.41%	11.71%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Balanced Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Balanced Fund - Institutional Class on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $22,496 - a 124.96% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $37,297 - a 272.97% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,833 - a 108.33% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $30,261 - a 202.61% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Managers' Overview

Market Recap

Stock markets rebounded in October and November of 2001, as some indicators pointed to new signs of life in the U.S. economy. But the overall 12-month period ending November 30, 2001, was a major disappointment for equities. In that time, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%; the technology-rich NASDAQ Composite® Index dropped 25.48%; and the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks - declined 3.66%. The steep decline in U.S. economic growth and scores of earnings disappointments, layoffs and corporate bankruptcies battered the market throughout the year. The Federal Reserve Board intervened with 10 interest-rate cuts, but those actions had little immediate effect. Investment-grade bonds, on the other hand, were the prime beneficiaries of the poor stock market environment. The Lehman Brothers Aggregate Bond Index, a proxy of the overall taxable-bond market, advanced 11.16% during the past year. Corporate bonds were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 13.32% during the past 12 months. Treasuries generally had a solid year, but lost ground in November as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 9.85% over the past 12 months. Meanwhile, the Lehman Brothers U.S. Agency Index was up 11.46% and the Lehman Brothers Mortgage-Backed Securities Index was up 10.38%.

(Portfolio Manager photograph)
An interview with John Avery (right), Lead Portfolio Manager of Fidelity Advisor Balanced Fund, and Ford O'Neil, who became manager for fixed-income investments on October 29, 2001.

Q. How did the fund perform, John?

J.A. For the 12 months that ended November 30, 2001, the fund's Institutional Class shares returned -0.92%, beating the Fidelity Balanced 60/40 Composite Index and the balanced funds average tracked by Lipper Inc., which declined 2.98% and 2.50%, respectively.

Q. Why did the fund outperform both its index and Lipper peer average during the past year?

J.A. Playing a conservative-type offense proved effective versus our benchmarks amid a challenging market environment. Asset allocation, sector positioning and security selection each played an integral role. Allocation paved the way for returns, as we benefited from having a slight tilt toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. This allocation imbalance was largely a result of the huge divergence in performance between stocks and bonds - particularly in the weeks following the terrible events of September 11. However, given the tremendous rally we had in our investment-grade holdings, I did consciously reduce the position and add more exposure to attractively valued high-yield bonds, which helped widen our advantage over the index. High-yield securities fit well with the cyclical theme that pervaded the fund for much of the period, as I positioned it for what I believe will be an eventual pick-up in the economy in light of aggressive rate cutting by the Federal Reserve Board. On the equity side, we benefited from taking a pro-cyclical stance, finding several quality stocks that recovered nicely after being beaten up in the March-April time frame, and again in September.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. Where in particular did your cyclical bias pay off? What were some other moves that influenced performance?

J.A. Our positioning in technology had the most influence on performance. We did well by limiting our exposure to high-priced, higher-volatility names - including Nortel, Oracle and Cisco - whose fundamentals and valuations were hammered by the weak economy, and loading up on more cyclically oriented tech stocks, that historically tend to outperform in anticipation of a recovery. I found what I wanted in mid-cap, generally non-telecommunications-related semiconductor stocks, such as NVIDIA and Fairchild Semiconductor, which fared extremely well. I sold off what we owned of Nortel and Oracle during the period. Raising our exposure to traditional cyclical groups, namely industrials and materials, also helped. Similar to their tech counterparts, stocks such as carpet maker Mohawk and industrial gases supplier Praxair advanced sharply from their market lows in the spring. Having a defensive, stable-growth component also paid off for us. Given that many of these perceived "safe" stocks seemed to have run their course, I was careful to select only those stocks that I felt had upside potential as a result of specific catalysts. A good example is Philip Morris, which benefited from waning tobacco litigation concerns. On the downside, I was disappointed with the results of our financial holdings. We were hurt by underweighting banks during a period of falling interest rates, and prematurely overweighting brokers such as Charles Schwab and diversified financials, namely American Express. Owning underperformers in health care, particularly drug stock Schering-Plough, also hurt us. Power company AES further restrained performance.

Q. Turning to you, Ford, what drove the fund's investment-grade bond holdings?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong fixed-income returns during the past year. Favorable security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key, as yield spreads tightened significantly relative to government issues, rebounding from historically wide levels despite having to absorb a record amount of supply. By focusing on the intermediate part of the curve, we were able to capitalize on the spread tightening and positive price performance that was concentrated in this section of the yield curve. Moreover, the fund benefited from the sizable yield advantage it had over Treasuries, as well as by pulling back our corporate weighting during the summer as they continued to rally. We also improved the credit quality and further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates. This move helped us, as these securities bounced back strongly late in the period.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. What's your outlook, John?

J.A. The issue I'm grappling with now is that valuations seem to be pricing in a perfect economic recovery, which never happens. While I remain tilted toward offense and maintain a bias toward cyclicals, I'm being extremely disciplined and, to lock in gains, I've been trimming stocks that are up a lot and look expensive. I began to do this toward the end of the period with some of our semiconductor holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: both income and growth of capital

Start date: January 6, 1987

Size: as of November 30, 2001, more than $2.0 billion

Manager: John Avery, since 1998, and Ford O'Neil, since October 2001; John Avery joined Fidelity in 1995; Ford O'Neil joined Fidelity in 1990

John Avery shares his thoughts on a recovery in the economy:

"I feel the worst may be over for the U.S. economy, barring any unforeseen event. This is a sentiment echoed by several executives with whom I've met recently, and who have finally started to see some stabilization in business conditions. I'm still hopeful that we'll have a pickup at some point in the next couple of months, especially given how quickly things stabilized following September's attacks, showing the resilience of the U.S. economy. Although near-term corporate profits will likely be disturbing, fiscal and monetary stimuli, along with lower energy prices, suggest eventual economic improvements.

"Even if economic activity does not accelerate, the market stands to benefit as earnings comparisons start to get easier given the disappointing results issued a year ago, which could create the illusion of acceleration. Another factor that may improve investor sentiment is that companies have been aggressively cutting costs at the bottom of the economic cycle, which means that when revenues start to recover, there should be a lot more flowing to the bottom line. I'll continue to do the research and try to stay ahead of the curve by seeking to uncover those companies that I believe are poised to rebound the strongest and fastest out of the downturn."

Annual Report

Investment Changes

Top Five Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	2.7	2.2
General Electric Co.	2.2	3.5
Pfizer, Inc.	1.7	1.6
American International Group, Inc.	1.6	1.4
Citigroup, Inc.	1.6	1.4
	9.8
Top Five Bond Issuers as of November 30, 2001
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	11.2	11.6
U.S. Treasury Obligations	2.8	4.5
Government National Mortgage Association	2.4	2.5
Freddie Mac	0.6	1.2
CS First Boston Mortgage Securities Corp.	0.6	0.6
	17.6
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	14.5	15.4
Information Technology	12.5	11.2
Consumer Discretionary	11.5	9.9
Health Care	8.6	8.3
Industrials	7.3	8.8
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks and Equity Futures 59.4%		Stocks and Equity Futures 60.9%
	Bonds 35.9%		Bonds 36.8%
	Convertible Securities 0.5%		Convertible Securities 0.2%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	4.2%	** Foreign investments	4.0%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 56.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.2%
Delphi Automotive Systems Corp.	201,500	$ 2,765
Exide Technologies warrants 3/18/06 (a)	655	0
TRW, Inc.	63,000	2,458
		5,223
Automobiles - 0.2%
Ford Motor Co.	180,100	3,411
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	62,600	2,018
McDonald's Corp.	89,800	2,410
Starwood Hotels & Resorts Worldwide, Inc. unit	60,600	1,645
		6,073
Household Durables - 1.0%
Black & Decker Corp.	103,100	3,819
Maytag Corp.	119,300	3,451
Mohawk Industries, Inc. (a)	162,500	7,452
Whirlpool Corp.	73,900	4,860
		19,582
Media - 3.1%
AOL Time Warner, Inc. (a)	347,051	12,112
Clear Channel Communications, Inc. (a)	117,800	5,505
Liberty Media Corp. Class A (a)	404,200	5,315
McGraw-Hill Companies, Inc.	171,500	9,690
Omnicom Group, Inc.	111,700	9,591
TMP Worldwide, Inc. (a)	72,200	2,981
Viacom, Inc. Class B (non-vtg.) (a)	338,564	14,778
Walt Disney Co.	193,100	3,953
		63,925
Multiline Retail - 2.5%
Costco Wholesale Corp. (a)	155,100	6,340
Dillard's, Inc. Class A	249,200	4,124
Federated Department Stores, Inc. (a)	106,800	3,952
JCPenney Co., Inc.	162,000	4,105
Kmart Corp. (a)	453,500	2,766
Wal-Mart Stores, Inc.	528,200	29,130
		50,417
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.3%
Home Depot, Inc.	204,200	$ 9,528
Lowe's Companies, Inc.	218,000	9,878
Staples, Inc. (a)	365,000	6,424
		25,830
TOTAL CONSUMER DISCRETIONARY		174,461
CONSUMER STAPLES - 4.7%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	92,200	3,974
PepsiCo, Inc.	213,600	10,387
The Coca-Cola Co.	208,700	9,801
		24,162
Food & Drug Retailing - 0.2%
Rite Aid Corp. (a)	635,100	2,979
Food Products - 0.2%
Kraft Foods, Inc. Class A	53,300	1,765
Sara Lee Corp.	112,100	2,453
		4,218
Household Products - 0.7%
Colgate-Palmolive Co.	40,800	2,381
Kimberly-Clark Corp.	90,400	5,259
Procter & Gamble Co.	96,100	7,444
		15,084
Personal Products - 1.1%
Gillette Co.	692,300	22,638
Tobacco - 1.3%
Philip Morris Companies, Inc.	543,320	25,628
TOTAL CONSUMER STAPLES		94,709
ENERGY - 2.8%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	104,700	3,452
BJ Services Co. (a)	130,800	3,644
Diamond Offshore Drilling, Inc.	83,700	2,318
Nabors Industries, Inc. (a)	128,500	4,048
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd. (NY Shares)	67,600	$ 3,245
Tokheim Corp. (a)	7,387	22
		16,729
Oil & Gas - 1.9%
ChevronTexaco Corp.	83,600	7,107
Conoco, Inc.	168,400	4,609
Exxon Mobil Corp.	630,968	23,598
Royal Dutch Petroleum Co. (NY Shares)	74,700	3,611
		38,925
TOTAL ENERGY		55,654
FINANCIALS - 9.0%
Banks - 1.8%
Bank of America Corp.	248,000	15,222
FleetBoston Financial Corp.	134,300	4,936
Pacific Century Financial Corp.	256,400	6,461
U.S. Bancorp, Delaware	106,500	2,021
Wells Fargo & Co.	170,500	7,297
		35,937
Diversified Financials - 5.6%
American Express Co.	255,500	8,409
Bear Stearns Companies, Inc.	83,400	4,796
Charles Schwab Corp.	591,850	8,499
Citigroup, Inc.	650,900	31,178
Fannie Mae	152,500	11,987
Freddie Mac	126,200	8,351
Goldman Sachs Group, Inc.	51,100	4,543
Household International, Inc.	61,600	3,634
J.P. Morgan Chase & Co.	112,700	4,251
Merrill Lynch & Co., Inc.	295,800	14,817
Morgan Stanley Dean Witter & Co.	245,200	13,609
		114,074
Insurance - 1.6%
American International Group, Inc.	384,725	31,701
TOTAL FINANCIALS		181,712
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 8.1%
Biotechnology - 0.5%
Amgen, Inc. (a)	148,200	$ 9,845
Health Care Equipment & Supplies - 1.5%
Becton, Dickinson & Co.	184,500	6,249
Guidant Corp. (a)	151,000	7,370
Medtronic, Inc.	104,300	4,931
St. Jude Medical, Inc. (a)	105,400	7,852
Viasys Healthcare, Inc. (a)	8,006	142
Zimmer Holdings, Inc. (a)	97,398	3,142
		29,686
Health Care Providers & Services - 0.4%
Cardinal Health, Inc.	62,900	4,297
McKesson Corp.	111,300	4,148
		8,445
Pharmaceuticals - 5.7%
Allergan, Inc.	68,000	5,133
American Home Products Corp.	249,200	14,977
Bristol-Myers Squibb Co.	329,180	17,697
Eli Lilly & Co.	45,300	3,745
Johnson & Johnson	270,600	15,762
Merck & Co., Inc.	170,800	11,572
Pfizer, Inc.	792,750	34,334
Pharmacia Corp.	81,100	3,601
Schering-Plough Corp.	260,800	9,318
		116,139
TOTAL HEALTH CARE		164,115
INDUSTRIALS - 6.2%
Aerospace & Defense - 0.3%
Boeing Co.	65,800	2,310
General Dynamics Corp.	47,700	3,966
		6,276
Building Products - 0.3%
Masco Corp.	305,200	6,388
Electrical Equipment - 0.2%
Emerson Electric Co.	40,400	2,184
Molex, Inc. Class A (non-vtg.)	89,200	2,228
		4,412
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 3.6%
General Electric Co.	1,145,400	$ 44,098
Minnesota Mining & Manufacturing Co.	85,400	9,785
Tyco International Ltd.	334,690	19,680
		73,563
Machinery - 1.4%
Danaher Corp.	130,400	7,648
Eaton Corp.	72,100	5,019
Illinois Tool Works, Inc.	128,200	7,865
Ingersoll-Rand Co.	113,600	4,759
Milacron, Inc.	212,000	2,962
		28,253
Road & Rail - 0.4%
ANC Rental Corp. (a)	7,487	1
Norfolk Southern Corp.	118,500	2,298
Union Pacific Corp.	87,100	4,795
		7,094
TOTAL INDUSTRIALS		125,986
INFORMATION TECHNOLOGY - 12.0%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	536,000	10,956
Motorola, Inc.	260,300	4,331
		15,287
Computers & Peripherals - 1.2%
Dell Computer Corp. (a)	295,500	8,253
International Business Machines Corp.	142,522	16,474
		24,727
Electronic Equipment & Instruments - 1.5%
Agilent Technologies, Inc. (a)	144,000	3,927
Amphenol Corp. Class A (a)	77,400	3,669
Arrow Electronics, Inc. (a)	129,600	3,567
Avnet, Inc.	202,229	4,803
AVX Corp.	131,500	2,735
Insilco Corp. warrants 8/15/07 (a)	600	0
Millipore Corp.	67,400	4,024
PerkinElmer, Inc.	81,600	2,262
Tektronix, Inc. (a)	99,900	2,246
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Thermo Electron Corp.	54,800	$ 1,189
Vishay Intertechnology, Inc. (a)	121,700	2,237
		30,659
Semiconductor Equipment & Products - 5.5%
Applied Materials, Inc. (a)	60,000	2,384
ASML Holding NV (NY Shares) (a)	130,400	2,270
Cabot Microelectronics Corp. (a)	49,500	3,433
Cypress Semiconductor Corp. (a)	170,700	3,930
Fairchild Semiconductor International, Inc. Class A (a)	384,700	9,425
Helix Technology, Inc.	126,900	2,610
Integrated Circuit Systems, Inc. (a)	239,900	4,491
Integrated Device Technology, Inc. (a)	112,600	3,319
Intel Corp.	585,000	19,106
International Rectifier Corp. (a)	60,000	2,008
Intersil Corp. Class A (a)	237,600	7,938
LAM Research Corp. (a)	230,100	5,044
LTX Corp. (a)	169,400	3,607
Micron Technology, Inc. (a)	279,000	7,578
National Semiconductor Corp. (a)	139,600	4,206
NVIDIA Corp. (a)	233,200	12,742
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	81,600	1,300
Teradyne, Inc. (a)	433,000	12,063
United Microelectronics Corp. sponsored ADR	259,600	2,022
Varian Semiconductor Equipment Associates, Inc. (a)	41,500	1,306
		110,782
Software - 3.0%
Computer Associates International, Inc.	155,700	5,180
Microsoft Corp. (a)	854,000	54,835
		60,015
TOTAL INFORMATION TECHNOLOGY		241,470
MATERIALS - 2.8%
Chemicals - 1.4%
Dow Chemical Co.	205,800	7,718
E.I. du Pont de Nemours & Co.	164,720	7,304
Ecolab, Inc.	70,900	2,652
Praxair, Inc.	208,000	11,007
		28,681
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 1.0%
Alcan, Inc.	160,600	$ 5,788
Alcoa, Inc.	384,700	14,849
		20,637
Paper & Forest Products - 0.4%
Georgia-Pacific Group	62,700	2,010
International Paper Co.	155,100	6,196
		8,206
TOTAL MATERIALS		57,524
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
AT&T Corp.	393,931	6,890
BellSouth Corp.	388,200	14,946
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	6,760	2
warrants 1/15/07 (CV ratio .6) (a)	1,445	1
McCaw International Ltd. warrants 4/16/07 (a)(g)	6,190	0
Qwest Communications International, Inc.	148,800	1,771
SBC Communications, Inc.	419,584	15,684
Verizon Communications, Inc.	232,200	10,913
		50,207
TOTAL COMMON STOCKS (Cost $957,732)		1,145,838
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (g)	710	902
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (g)	68,409	1
TOTAL CONVERTIBLE PREFERRED STOCKS		903
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc.:
Series H, $11.75	10,439	$ 1,114
Series M, $11.125	26,414	2,806
		3,920
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	1,000	971
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	1,331	1,364
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	2,375	1,544
Wireless Telecommunication Services - 0.2%
Dobson Communications Corp. $122.50 pay-in-kind	279	279
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	4,521	2,487
Series E, $111.25 pay-in-kind	3,858	1,890
		4,656
TOTAL TELECOMMUNICATION SERVICES		6,200
TOTAL NONCONVERTIBLE PREFERRED STOCKS		12,455
TOTAL PREFERRED STOCKS (Cost $17,262)		13,358
Corporate Bonds - 15.9%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 820	$ 675
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	200	213
Tenet Healthcare Corp. 6% 12/1/05	Ba1	470	465
Total Renal Care Holdings 7% 5/15/09	B2	1,660	1,652
			2,330
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc. 3% 12/1/21 (g)	Baa2	1,140	1,246
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	1,570	670
Sanmina Corp. 0% 9/12/20	Ba3	1,830	670
			2,586
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	280	150
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (g)	-	470	548
TOTAL INFORMATION TECHNOLOGY			3,284
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10	B1	1,773	1,117
6% 6/1/11 (g)	B1	365	275
6% 6/1/11	B1	472	353
			1,745
TOTAL CONVERTIBLE BONDS			8,034
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - 15.5%
CONSUMER DISCRETIONARY - 2.7%
Auto Components - 0.0%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	$ 190	$ 165
Lear Corp. 7.96% 5/15/05	Ba1	555	572
			737
Hotels, Restaurants & Leisure - 0.8%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	200	213
Argosy Gaming Co. 9% 9/1/11	B2	340	357
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	830	855
Domino's, Inc. 10.375% 1/15/09	B3	490	526
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	1,205	1,235
HMH Properties, Inc.:
7.875% 8/1/05	Ba2	355	341
7.875% 8/1/08	Ba2	365	341
Horseshoe Gaming LLC 8.625% 5/15/09	B2	2,524	2,638
International Game Technology 8.375% 5/15/09	Ba1	400	426
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	730	650
Mandalay Resort Group 9.5% 8/1/08	Ba2	540	572
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	275	286
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,020	880
9.25% 4/1/06	B3	1,065	1,076
9.75% 6/15/07	B3	95	98
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	565	480
Six Flags, Inc. 9.5% 2/1/09	B3	630	647
Station Casinos, Inc. 8.375% 2/15/08	Ba3	1,485	1,522
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	200	192
yankee:
8.625% 12/15/07	Ba3	465	446
9% 3/15/07	Ba3	230	223
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	1,090	1,172
			15,176
Household Durables - 0.1%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	680	704
8.875% 4/1/08	Ba2	90	93
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Pulte Homes, Inc. 7.875% 8/1/11 (g)	Baa3	$ 840	$ 847
Ryland Group, Inc. 9.125% 6/15/11	Ba3	380	395
Sealy Mattress Co. 9.875% 12/15/07 (g)	B2	725	703
			2,742
Media - 1.7%
Adelphia Communications Corp.:
10.25% 6/15/11	B2	1,260	1,276
10.875% 10/1/10	B2	935	972
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	425	414
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	1,500	1,569
Century Communications Corp. 0% 1/15/08	B2	50	26
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	900	657
0% 5/15/11 (e)	B2	800	504
8.625% 4/1/09	B2	860	839
10% 4/1/09	B2	530	551
10% 5/15/11	B2	450	466
10.25% 1/15/10	B2	700	725
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	465	405
Continental Cablevision, Inc. 8.3% 5/15/06	Baa1	1,040	1,139
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	1,248	1,245
9.875% 2/15/13	Ba2	125	135
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	800	200
11.75% 12/15/05	Caa3	285	71
EchoStar DBS Corp. 9.375% 2/1/09	B1	2,365	2,507
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	Baa1	1,380	1,373
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	100	100
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	345	366
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	Caa1	490	519
International Cabletel, Inc. 11.5% 2/1/06	Caa2	1,660	614
Lamar Media Corp.:
9.25% 8/15/07	B1	770	797
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Lamar Media Corp.: - continued
9.625% 12/1/06	Ba3	$ 180	$ 189
News America Holdings, Inc. 7.375% 10/17/08	Baa3	3,350	3,541
Nextmedia Operating, Inc. 10.75% 7/1/11	B3	620	645
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	1,170	1,158
Pegasus Communications Corp.:
9.625% 10/15/05	B3	390	374
9.75% 12/1/06	B3	165	158
Quebecor Media, Inc. 11.125% 7/15/11	B2	5	5
Radio One, Inc. 8.875% 7/1/11	B3	2,375	2,518
Satelites Mexicanos SA de CV 8.21% 6/30/04 (g)(j)	B1	222	189
Telemundo Holdings, Inc.:
0% 8/15/08 (e)	B3	335	318
0% 8/15/08 (e)(g)	B3	380	361
Time Warner Entertainment Co. LP:
8.375% 3/15/23	Baa1	3,500	3,947
8.375% 7/15/33	Baa1	1,000	1,143
Yell Finance BV:
0% 8/1/11 (e)	B2	2,020	1,177
10.75% 8/1/11	B2	1,110	1,188
			34,381
Multiline Retail - 0.1%
JCPenney Co., Inc.:
6% 5/1/06	Ba2	125	113
6.125% 11/15/03	Ba2	40	40
6.9% 8/15/26	Ba2	445	441
7.375% 6/15/04	Ba2	190	188
7.375% 8/15/08	Ba2	40	39
7.4% 4/1/37	Ba2	855	838
7.6% 4/1/07	Ba2	40	39
7.95% 4/1/17	Ba2	60	54
			1,752
Textiles & Apparel - 0.0%
The William Carter Co. 10.875% 8/15/11 (g)	B3	590	639
TOTAL CONSUMER DISCRETIONARY			55,427
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 1.0%
Beverages - 0.0%
Cott Corp. yankee 8.5% 5/1/07	B1	$ 130	$ 133
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	2,200	2,340
Great Atlantic & Pacific Tea, Inc. 7.75% 4/15/07	B2	280	274
Kroger Co. 8.05% 2/1/10	Baa3	1,585	1,787
Rite Aid Corp.:
6% 10/1/03 (g)(j)	Caa2	100	94
6.125% 12/15/08 (g)	Caa2	405	304
6.875% 8/15/13	Caa2	265	193
7.125% 1/15/07	Caa2	190	160
7.625% 4/15/05	Caa2	560	510
11.25% 7/1/08 (g)	Caa2	980	997
			6,659
Food Products - 0.3%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,600	3,866
Dean Foods Co.:
6.625% 5/15/09	Baa2	70	63
8.15% 8/1/07	Baa2	160	157
Del Monte Corp. 9.25% 5/15/11	B3	860	912
Smithfield Foods, Inc. 8% 10/15/09 (g)	Ba2	130	135
			5,133
Household Products - 0.0%
Fort James Corp. 6.625% 9/15/04	Baa3	390	395
Personal Products - 0.1%
Playtex Products, Inc. 9.375% 6/1/11	B2	1,245	1,326
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa2	420	323
9% 11/1/06	Caa2	470	367
12% 12/1/05 (g)	Caa1	820	824
			2,840
Tobacco - 0.3%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	5,000	5,320
TOTAL CONSUMER STAPLES			20,480
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - 0.5%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	$ 90	$ 74
Oil & Gas - 0.5%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	1,070	1,064
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	520	523
8.125% 4/1/11	B1	1,560	1,544
8.5% 3/15/12	B1	520	515
Cross Timbers Oil Co.:
8.75% 11/1/09	Ba3	705	746
9.25% 4/1/07	Ba3	110	117
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	110	102
10% 11/1/08 (g)	Ba3	510	536
Plains Resources, Inc.:
10.25% 3/15/06	B2	947	966
10.25% 3/15/06	B2	485	495
10.25% 3/15/06	B2	210	215
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,495	1,589
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	560	574
			8,986
TOTAL ENERGY			9,060
FINANCIALS - 5.5%
Banks - 1.1%
BankAmerica Corp. 5.875% 2/15/09	Aa2	5,000	5,017
Barclays Bank PLC yankee 8.55% 9/29/49 (f)(g)	Aa2	1,020	1,165
First Tennessee National Corp. 6.75% 11/15/05	A3	720	756
FleetBoston Financial Corp. 7.25% 9/15/05	A1	2,215	2,405
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A1	250	263
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	710	731
Korea Development Bank:
6.625% 11/21/03	Baa2	1,825	1,907
7.125% 4/22/04	Baa2	1,130	1,200
7.375% 9/17/04	Baa2	650	697
MBNA Corp. 6.34% 6/2/03	Baa2	850	862
PNC Funding Corp. 5.75% 8/1/06	A2	1,150	1,180
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	A2	$ 1,065	$ 1,083
8.817% 3/31/49	A1	810	887
Union Planters Corp. 6.75% 11/1/05	A3	400	416
Wells Fargo & Co. 6.375% 8/1/11	Aa3	3,655	3,756
			22,325
Diversified Financials - 3.8%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	1,700	1,735
Alliance Capital Management LP 5.625% 8/15/06	A2	1,020	1,032
American Airlines pass thru trust 7.8% 4/1/08 (g)	Baa2	550	539
American Gen. Finance Corp. 5.875% 7/14/06	A2	3,600	3,653
Amvescap PLC yankee 6.6% 5/15/05	A2	725	753
Armkel Finance, Inc. 9.5% 8/15/09 (g)	B2	1,020	1,091
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	2,000	2,101
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	30	32
8.875% 2/15/08 (g)	Ba3	240	252
CanWest Media, Inc. 10.625% 5/15/11	B2	890	961
Capital One Financial Corp. 7.125% 8/1/08	Baa3	2,550	2,362
CIT Group, Inc.:
5.5% 2/15/04	A2	620	641
7.125% 10/15/04	A2	750	804
Citigroup, Inc. 7.25% 10/1/10	Aa2	3,700	4,006
ComEd Financing II 8.5% 1/15/27	Baa3	860	863
Conoco Funding Co.:
6.35% 10/15/11	Baa1	1,205	1,224
7.25% 10/15/31	Baa1	880	919
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	555	570
5.5% 8/1/06	A3	1,300	1,307
6.85% 6/15/04	A3	1,680	1,781
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	1,300	1,334
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	575	584
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
First Union Capital II 7.95% 11/15/29	BBB+	$ 2,340	$ 2,456
Ford Motor Credit Co.:
6.5% 1/25/07	A2	1,330	1,335
6.875% 2/1/06	A2	1,300	1,338
7.375% 10/28/09	A2	2,240	2,296
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	1,920	1,977
6.75% 1/15/06	A2	680	700
7.5% 7/15/05	A2	1,000	1,056
7.75% 1/19/10	A2	1,800	1,901
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3	1,020	852
Household Finance Corp. 6.5% 1/24/06	A2	1,300	1,365
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	1,950	2,293
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	2,900	3,205
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	1,345	1,405
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	1,680	1,765
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	1,175	1,229
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	2,000	2,133
7.875% 11/15/10	Baa2	2,555	2,773
Popular North America, Inc. 6.125% 10/15/06	A3	1,535	1,510
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	295	257
PTC International Finance II SA yankee 11.25% 12/1/09	B2	850	867
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	2,500	2,628
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	1,500	1,544
Sprint Capital Corp. 6.875% 11/15/28	Baa1	2,140	1,931
TCI Communications Financing III 9.65% 3/31/27	A3	1,600	1,783
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	895	886
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	2,220	2,201
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	2,100	2,350
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500	1,612
			76,192
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Insurance - 0.2%
MetLife, Inc. 6.125% 12/1/11	A1	$ 890	$ 900
The Chubb Corp. 6.8% 11/15/31	Aa3	2,000	1,974
			2,874
Real Estate - 0.4%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	1,190	1,217
Duke Realty LP 7.3% 6/30/03	Baa1	1,000	1,050
EOP Operating LP 6.625% 2/15/05	Baa1	1,250	1,306
ERP Operating LP 7.1% 6/23/04	A3	1,500	1,587
LNR Property Corp. 9.375% 3/15/08	Ba3	1,280	1,285
Meditrust Corp. 7.82% 9/10/26	Ba3	615	597
ProLogis Trust 6.7% 4/15/04	Baa1	625	651
WCI Communities, Inc. 10.625% 2/15/11	B1	985	1,019
			8,712
TOTAL FINANCIALS			110,103
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	350	207
9.75% 12/1/06	Caa1	515	487
11.625% 12/1/06 (g)	B2	240	260
Boston Scientific Corp. 6.625% 3/15/05	Baa2	180	185
			1,139
Health Care Providers & Services - 0.3%
AmerisourceBergen Corp. 8.125% 9/1/08 (g)	Ba3	130	137
Columbia/HCA Healthcare Corp. 7.15% 3/30/04	Ba1	235	244
DaVita, Inc. 9.25% 4/15/11	B2	1,030	1,092
HealthSouth Corp.:
8.375% 10/1/11 (g)	Ba1	480	509
8.5% 2/1/08	Ba1	210	223
10.75% 10/1/08	Ba2	225	250
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (d)	C	920	0
Medpartners, Inc. 7.375% 10/1/06	Ba3	325	330
Service Corp. International (SCI):
6.3% 3/15/03	B1	260	255
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Service Corp. International (SCI): - continued
7.2% 6/1/06	B1	$ 200	$ 189
7.375% 4/15/04	B1	330	317
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	560	619
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1	350	375
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	285	321
Triad Hospitals, Inc. 8.75% 5/1/09	B1	640	691
			5,552
TOTAL HEALTH CARE			6,691
INDUSTRIALS - 1.1%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	1,525	1,624
Raytheon Co. 8.2% 3/1/06	Baa3	3,000	3,283
			4,907
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba1	640	474
7.73% 9/15/12	Ba1	211	185
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Baa3	615	554
pass thru trust certificate:
7.57% 11/18/10	A2	565	565
7.92% 5/18/12	A3	500	480
7.92% 5/18/12	A3	120	115
			2,373
Commercial Services & Supplies - 0.3%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	1,045	1,045
7.625% 1/1/06	Ba3	990	965
7.875% 1/1/09	Ba3	455	445
8.5% 12/1/08 (g)	Ba3	550	556
8.875% 4/1/08	Ba3	70	71
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,810	1,701
AP Holdings, Inc. 0% 3/15/08 (e)	C	130	9
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Iron Mountain, Inc.:
8.25% 7/1/11	B2	$ 90	$ 93
8.625% 4/1/13	B2	345	366
8.75% 9/30/09	B2	100	106
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	140	144
Pierce Leahy Corp. 9.125% 7/15/07	B2	185	195
World Color Press, Inc. 7.75% 2/15/09	Baa2	90	89
			5,785
Machinery - 0.1%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	1,500	1,483
Marine - 0.1%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	150	155
8.875% 7/15/11	Ba2	1,135	1,169
			1,324
Road & Rail - 0.3%
CSX Corp. 6.25% 10/15/08	Baa2	4,000	4,043
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	30	33
TFM SA de CV yankee:
0% 6/15/09 (e)	B1	500	400
10.25% 6/15/07	B1	1,210	1,041
			5,517
TOTAL INDUSTRIALS			21,389
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	360	347
10.75% 8/1/11	B3	560	571
Motorola, Inc. 8% 11/1/11 (g)	A3	1,000	1,010
SBA Communications Corp. 10.25% 2/1/09	B3	150	128
Spectrasite Holdings, Inc.:
0% 4/15/09 (e)	B3	750	240
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Spectrasite Holdings, Inc.: - continued
0% 3/15/10 (e)	B3	$ 1,810	$ 489
12.5% 11/15/10	B3	250	148
			2,933
Electronic Equipment & Instruments - 0.0%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	470	508
Semiconductor Equipment & Products - 0.0%
Micron Technology, Inc. 6.5% 9/30/05 (l)	B3	1,000	890
TOTAL INFORMATION TECHNOLOGY			4,331
MATERIALS - 0.4%
Chemicals - 0.0%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	150	158
Huntsman Corp.:
9.5% 7/1/07 (g)	Ca	2,900	290
9.5% 7/1/07 (g)	Ca	360	36
			484
Containers & Packaging - 0.2%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	500	533
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	310	282
7.35% 5/15/08	B3	130	114
7.5% 5/15/10	B3	110	94
7.8% 5/15/18	B3	50	41
7.85% 5/15/04	B3	450	423
8.1% 5/15/07	B3	250	229
Packaging Corp. of America 9.625% 4/1/09	Ba2	1,280	1,411
Riverwood International Corp. 10.625% 8/1/07	B3	490	519
			3,646
Metals & Mining - 0.2%
Century Aluminum Co. 11.75% 4/15/08	Ba3	50	52
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	850	731
7.5% 11/15/06	B3	150	104
Luscar Coal Ltd. 9.75% 10/15/11	Ba3	220	233
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	$ 774	$ 832
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	1,385	1,343
			3,295
Paper & Forest Products - 0.0%
Norske Skog Canada Ltd. 8.625% 6/15/11 (g)	Ba2	70	74
Stone Container Corp. 9.75% 2/1/11	B2	300	321
			395
TOTAL MATERIALS			7,820
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.7%
AT&T Corp.:
6.5% 3/15/29	A3	4,270	3,657
8% 11/15/31 (g)	A3	670	681
British Telecommunications PLC:
8.375% 12/15/10	Baa1	800	894
8.875% 12/15/30	Baa1	1,500	1,750
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	1,200	1,329
Citizens Communications Co.:
8.5% 5/15/06	Baa2	1,265	1,353
9.25% 5/15/11	Baa2	800	894
Koninklijke KPN NV yankee:
8% 10/1/10	Baa3	2,000	1,982
8.375% 10/1/30	Baa3	1,000	944
SBC Communications, Inc. 5.75% 5/2/06	Aa3	3,885	4,020
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,985	2,015
Telefonica Europe BV 8.25% 9/15/30	A2	3,500	3,980
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	2,900	3,041
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	1,468	1,325
TELUS Corp. yankee 7.5% 6/1/07	Baa2	3,760	3,939
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	2,240	1,971
			33,775
Wireless Telecommunication Services - 0.4%
Dobson Communications Corp. 10.875% 7/1/10	B3	555	608
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Echostar Broadband Corp. 10.375% 10/1/07	B1	$ 3,830	$ 4,117
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	1,025	651
Nextel Communications, Inc. 12% 11/1/08	B1	165	149
Orange PLC yankee 9% 6/1/09	Baa1	1,075	1,150
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	360	320
VoiceStream Wireless Corp. 10.375% 11/15/09	Baa1	2,225	2,525
			9,520
TOTAL TELECOMMUNICATION SERVICES			43,295
UTILITIES - 1.7%
Electric Utilities - 1.3%
AES Corp.:
8.5% 11/1/07	Ba2	660	587
8.875% 2/15/11	Ba1	310	298
9.375% 9/15/10	Ba1	780	757
9.5% 6/1/09	Ba1	1,300	1,268
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	3,500	3,349
CMS Energy Corp.:
7.5% 1/15/09	Ba3	270	267
9.875% 10/15/07	Ba3	1,040	1,113
Detroit Edison Co. 6.125% 10/1/10	A3	1,155	1,153
Edison Mission Energy:
9.875% 4/15/11	Baa3	550	600
10% 8/15/08	Baa3	520	564
FirstEnergy Corp. 6.45% 11/15/11	Baa2	1,000	1,000
Hydro-Quebec 6.3% 5/11/11	A1	6,000	6,228
Illinois Power Co. 7.5% 6/15/09	Baa1	1,260	1,278
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	5,790	5,302
Mission Energy Co. 8.125% 6/15/02 (g)	Baa3	740	740
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	800	928
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	650	713
Pacific Gas & Electric Co.:
7.05% 3/1/24	B3	100	98
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Pacific Gas & Electric Co.: - continued
7.875% 3/1/02	B3	$ 225	$ 221
Texas Utilities Co. 6.375% 1/1/08	Baa3	560	558
			27,022
Gas Utilities - 0.3%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	585	604
KeySpan Corp.:
7.25% 11/15/05	A3	1,485	1,594
7.625% 11/15/10	A3	1,095	1,209
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000	1,066
Sempra Energy 7.95% 3/1/10	A2	810	845
			5,318
Multi-Utilities - 0.1%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	1,530	1,675
Williams Companies, Inc. 7.125% 9/1/11	Baa2	955	951
			2,626
TOTAL UTILITIES			34,966
TOTAL NONCONVERTIBLE BONDS			313,562
TOTAL CORPORATE BONDS (Cost $317,261)			321,596
U.S. Government and Government Agency Obligations - 5.8%

U.S. Government Agency Obligations - 2.9%
Fannie Mae:
5.25% 6/15/06	Aaa	2,315	2,387
5.5% 5/2/06	Aa2	14,675	15,154
6.25% 2/1/11	Aa2	1,330	1,387
7.125% 6/15/10	Aaa	2,940	3,292
7.25% 1/15/10	Aaa	8,580	9,667
Farm Credit Systems Financial Assistance Corp. 9.375% 7/21/03	Aaa	5,070	5,605
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Federal Agricultural Mortgage Corp. 7.01% 2/10/04	Aaa	$ 1,720	$ 1,843
Freddie Mac:
5.75% 3/15/09	Aaa	3,100	3,213
5.875% 3/21/11	Aa2	6,570	6,669
6% 6/15/11	Aaa	2,360	2,454
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	38	39
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	170	175
Series 1993-D, 5.23% 5/15/05	Aaa	322	332
Series 1994-A, 7.12% 4/15/06	Aaa	395	427
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	321	346
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	Aaa	936	978
Series 1996-A1, 6.726% 9/15/10	-	3,913	4,157
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			58,125
U.S. Treasury Obligations - 2.9%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (i)	-	2,600	2,596
U.S. Treasury Bonds 6.125% 8/15/29	Aaa	12,110	13,209
U.S. Treasury Notes:
3.625% 8/31/03	Aaa	28,000	28,442
5% 8/15/11	Aaa	1,070	1,091
5.75% 11/15/05	Aaa	8,690	9,281
6.5% 10/15/06	Aaa	3,875	4,278
7% 7/15/06	Aaa	1,080	1,212
TOTAL U.S. TREASURY OBLIGATIONS			60,109
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $115,258)			118,234
U.S. Government Agency - Mortgage Securities - 11.9%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 9.5%
5.5% 2/1/11 to 11/1/16	Aaa	$ 11,280	$ 11,325
6% 6/1/11 to 1/1/29	Aaa	26,570	26,494
6% 12/1/31 (h)	Aaa	9,977	9,865
6.5% 2/1/24 to 11/1/31	Aaa	107,764	109,205
7% 12/1/23 to 9/1/31	Aaa	2,376	2,448
7% 12/1/31 (h)	Aaa	9,784	10,063
7.5% 2/1/15 to 4/1/29	Aaa	19,647	20,542
8% 8/1/26 to 9/1/28	Aaa	1,723	1,822
TOTAL FANNIE MAE			191,764
Government National Mortgage Association - 2.4%
6.5% 10/15/27 to 5/15/28	Aaa	10,901	11,072
7% 12/15/25 to 7/15/31	Aaa	10,378	10,697
7.5% 2/15/23 to 12/15/28	Aaa	20,670	21,608
8% 11/15/21 to 12/15/26	Aaa	4,365	4,630
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			48,007
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $232,483)			239,771
Asset-Backed Securities - 1.1%

Airplanes pass thru trust 10.875% 3/15/19	Ba2	262	73
American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,600	1,678
Capital One Master Trust 2.895% 4/16/07 (j)	A2	1,300	1,298
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	470	480
5.07% 2/15/08	Aaa	3,200	3,318
Discover Card Master Trust I 5.75% 12/15/08	Aaa	4,000	4,148
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,000	1,031
5.71% 9/15/05	A2	720	747
7.03% 11/15/03	Aaa	611	622
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	1,995	2,038
5.09% 10/18/06	Aaa	1,060	1,086
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	1,000	1,040
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Sears Credit Account Master Trust II:
4.12% 6/16/08 (j)	A1	$ 1,700	$ 1,693
6.75% 9/16/09	Aaa	2,940	3,149
TOTAL ASSET-BACKED SECURITIES (Cost $21,827)			22,401
Commercial Mortgage Securities - 1.3%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(j)	-	1,836	1,251
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (g)(j)	A1	5,354	5,333
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,000	1,093
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	3,070	3,136
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	3,500	3,841
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.1119% 4/29/39 (g)(j)	-	650	497
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
Series 1996-C1 Class F, 7.86% 11/15/06 (g)	Ba1	500	489
Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,500	2,645
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (g)(j)	Baa3	2,600	2,484
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML Class K, 7.9% 11/15/26 (g)	-	1,250	894
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,500	4,679
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $25,377)			26,342
Foreign Government and Government Agency Obligations (k) - 0.5%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Chilean Republic 7.125% 1/11/12	Baa1	$ 1,095	$ 1,120
Malaysian Government:
7.5% 7/15/11	Baa2	115	121
yankee 8.75% 6/1/09	Baa2	185	210
Ontario Province 6% 2/21/06	Aa3	1,900	1,999
Quebec Province 7.5% 9/15/29	A1	3,500	3,949
United Mexican States:
8.5% 2/1/06	Baa3	1,200	1,282
9.875% 2/1/10	Baa3	2,000	2,215
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $10,608)			10,896
Money Market Funds - 6.7%
	Shares
Fidelity Cash Central Fund, 2.23% (c) (Cost $135,607)	135,606,630	135,607
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $1,833,415)		2,034,043
NET OTHER ASSETS - (0.6)%		(12,838)
NET ASSETS - 100%		$ 2,021,205
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
143 S&P 500 Index Contracts	Dec. 2001	$ 40,755	$ 3,609

The face value of futures purchased as a percentage of net assets - 2%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $47,578,000 or 2.4% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,596,000.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 774
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	24.9%	AAA, AA, A	22.8%
Baa	5.3%	BBB	5.3%
Ba	1.7%	BB	1.8%
B	3.3%	B	3.7%
Caa	0.5%	CCC	0.2%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.4%. FMR has determined that unrated debt securities that are lower quality account for 0.2% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $1,996,728,000 and $2,287,896,000, respectively, of which long-term U.S. government and government agency obligations aggregated $741,444,000 and $905,134,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $165,394,000 and $119,661,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $70,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $890,000 or 0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $9,712,000. The weighted average interest rate was 6.10%. Interest expense includes $2,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $8,182,000. The weighted average interest rate was 5.71%. Interest expense includes $2,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,845,055,000. Net unrealized appreciation aggregated $188,988,000, of which $263,794,000 related to appreciated investment securities and $74,806,000 related to depreciated investment securities.

The fund hereby designates approximately $62,059,00 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001, the fund had a capital loss carryforward of approximately $90,844,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2001
Assets
Investment in securities, at value (cost $1,833,415) - See accompanying schedule		$ 2,034,043
Cash		565
Receivable for investments sold		4,744
Receivable for fund shares sold		1,296
Dividends receivable		1,278
Interest receivable		9,475
Other receivables		11
Total assets		2,051,412
Liabilities
Payable for investments purchased Regular delivery	$ 3,837
Delayed delivery	20,249
Payable for fund shares redeemed	3,631
Distributions payable	9
Accrued management fee	732
Distribution fees payable	873
Payable for daily variation on futures contracts	161
Other payables and accrued expenses	715
Total liabilities		30,207
Net Assets		$ 2,021,205
Net Assets consist of:
Paid in capital		$ 1,917,220
Undistributed net investment income		12,379
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(112,627)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		204,233
Net Assets		$ 2,021,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($105,464 ÷ 6,843 shares)	$15.41
Maximum offering price per share (100/94.25 of $15.41)	$16.35
Class T: Net Asset Value and redemption price per share ($1,681,294 ÷ 108,682 shares)	$15.47
Maximum offering price per share (100/96.50 of $15.47)	$16.03
Class B: Net Asset Value and offering price per share ($121,095 ÷ 7,884 shares) A	$15.36
Class C: Net Asset Value and offering price per share ($60,813 ÷ 3,962 shares) A	$15.35
Institutional Class: Net Asset Value, offering price and redemption price per share ($52,539 ÷ 3,378 shares)	$15.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 15,921
Interest		62,803
Security lending		10
Total income		78,734
Expenses
Management fee	$ 9,132
Transfer agent fees	4,935
Distribution fees	11,053
Accounting and security lending fees	470
Custodian fees and expenses	81
Registration fees	103
Audit	84
Legal	22
Interest	4
Miscellaneous	121
Total expenses before reductions	26,005
Expense reductions	(262)	25,743
Net investment income		52,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(74,686)
Foreign currency transactions	3
Futures contracts	(8,587)	(83,270)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,087)
Assets and liabilities in foreign currencies	3
Futures contracts	3,609	(1,475)
Net gain (loss)		(84,745)
Net increase (decrease) in net assets resulting from operations		$ (31,754)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 52,991	$ 68,849
Net realized gain (loss)	(83,270)	55,168
Change in net unrealized appreciation (depreciation)	(1,475)	(238,992)
Net increase (decrease) in net assets resulting from operations	(31,754)	(114,975)
Distributions to shareholders From net investment income	(58,261)	(65,444)
From net realized gain	(63,262)	(133,985)
Total distributions	(121,523)	(199,429)
Share transactions - net increase (decrease)	(123,789)	(491,806)
Total increase (decrease) in net assets	(277,066)	(806,210)
Net Assets
Beginning of period	2,298,271	3,104,481
End of period (including undistributed net investment income of $12,379 and $20,626, respectively)	$ 2,021,205	$ 2,298,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998 F	1998 G	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.55	$ 18.64	$ 19.91	$ 19.25	$ 18.75	$ 16.04
Income from Investment Operations
Net investment income E	.43	.49	.50	.05	.53	.48
Net realized and unrealized gain (loss)	(.62)	(1.29)	.53	.61	1.80	2.83
Total from investment operations	(.19)	(.80)	1.03	.66	2.33	3.31
Less Distributions
From net investment income	(.49)	(.48)	(.52)	-	(.57)	(.49)
From net realized gain	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.95)	(1.29)	(2.30)	-	(1.83)	(.60)
Net asset value, end of period	$ 15.41	$ 16.55	$ 18.64	$ 19.91	$ 19.25	$ 18.75
Total Return B, C, D	(1.18)%	(4.67)%	5.65%	3.43%	13.04%	20.99%
Ratios to Average Net Assets H
Expenses before expense reductions	.94%	.93%	.93%	1.02% A	1.05%	1.67%
Expenses net of voluntary waivers, if any	.94%	.93%	.93%	1.02% A	1.05%	1.41%
Expenses net of all reductions	.93%	.91%	.91%	1.02% A	1.02%	1.40%
Net investment income	2.77%	2.81%	2.68%	3.13% A	2.76%	2.68%
Supplemental Data
Net assets, end of period (in millions)	$ 105	$ 66	$ 59	$ 17	$ 16	$ 8
Portfolio turnover rate	98%	120%	93%	73% A	85%	70%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F One month ended November 30.

G For the period ended October 31.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998 F	1998 G	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.58	$ 18.67	$ 19.96	$ 19.30	$ 18.79	$ 16.07
Income from Investment Operations
Net investment income E	.39	.45	.46	.05	.51	.53
Net realized and unrealized gain (loss)	(.61)	(1.30)	.51	.61	1.80	2.84
Total from investment operations	(.22)	(.85)	.97	.66	2.31	3.37
Less Distributions
From net investment income	(.43)	(.43)	(.48)	-	(.54)	(.54)
From net realized gain	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.89)	(1.24)	(2.26)	-	(1.80)	(.65)
Net asset value, end of period	$ 15.47	$ 16.58	$ 18.67	$ 19.96	$ 19.30	$ 18.79
Total Return B, C, D	(1.37)%	(4.94)%	5.30%	3.42%	12.90%	21.36%
Ratios to Average Net Assets H
Expenses before expense reductions	1.20%	1.16%	1.16%	1.22% A	1.16%	1.17%
Expenses net of voluntary waivers, if any	1.20%	1.16%	1.16%	1.22% A	1.16%	1.17%
Expenses net of all reductions	1.19%	1.15%	1.14%	1.22% A	1.15%	1.17%
Net investment income	2.51%	2.57%	2.45%	2.92% A	2.68%	2.98%
Supplemental Data
Net assets, end of period (in millions)	$ 1,681	$ 2,021	$ 2,802	$ 2,993	$ 2,903	$ 2,901
Portfolio turnover rate	98%	120%	93%	73% A	85%	70%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F One month ended November 30.

G For the period ended October 31.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998 G	1998 H	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 16.47	$ 18.54	$ 19.86	$ 19.21	$ 18.71	$ 16.36
Income from Investment Operations
Net investment income E	.30	.35	.36	.04	.38	.29
Net realized and unrealized gain (loss)	(.60)	(1.29)	.50	.61	1.81	2.38
Total from investment operations	(.30)	(.94)	.86	.65	2.19	2.67
Less Distributions
From net investment income	(.35)	(.32)	(.40)	-	(.43)	(.32)
From net realized gain	(.46)	(.81)	(1.78)	-	(1.26)	-
Total distributions	(.81)	(1.13)	(2.18)	-	(1.69)	(.32)
Net asset value, end of period	$ 15.36	$ 16.47	$ 18.54	$ 19.86	$ 19.21	$ 18.71
Total Return B, C, D	(1.89)%	(5.45)%	4.71%	3.38%	12.25%	16.40%
Ratios to Average Net Assets I
Expenses before expense reductions	1.75%	1.72%	1.69%	1.80% A	1.74%	2.12% A
Expenses net of voluntary waivers, if any	1.75%	1.72%	1.69%	1.80% A	1.74%	2.12% A
Expenses net of all reductions	1.74%	1.70%	1.68%	1.80% A	1.73%	2.11% A
Net investment income	1.96%	2.01%	1.91%	2.35% A	2.02%	1.88% A
Supplemental Data
Net assets, end of period (in millions)	$ 121	$ 111	$ 124	$ 57	$ 51	$ 16
Portfolio turnover rate	98%	120%	93%	73% A	85%	70%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 31, 1996 (commencement of sale of shares) to October 31, 1997.

G One month ended November 30.

H For the period ended October 31.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998 G	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 16.47	$ 18.55	$ 19.88	$ 19.22	$ 19.05
Income from Investment Operations
Net investment income E	.31	.35	.36	.04	.36
Net realized and unrealized gain (loss)	(.61)	(1.29)	.48	.62	1.56
Total from investment operations	(.30)	(.94)	.84	.66	1.92
Less Distributions
From net investment income	(.36)	(.33)	(.39)	-	(.49)
From net realized gain	(.46)	(.81)	(1.78)	-	(1.26)
Total distributions	(.82)	(1.14)	(2.17)	-	(1.75)
Net asset value, end of period	$ 15.35	$ 16.47	$ 18.55	$ 19.88	$ 19.22
Total Return B, C, D	(1.89)%	(5.45)%	4.60%	3.43%	10.62%
Ratios to Average Net Assets H
Expenses before expense reductions	1.72%	1.69%	1.66%	1.77% A	1.80% A
Expenses net of voluntary waivers, if any	1.72%	1.69%	1.66%	1.77% A	1.80% A
Expenses net of all reductions	1.71%	1.68%	1.65%	1.76% A	1.79% A
Net investment income	1.98%	2.03%	1.95%	2.37% A	1.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 54	$ 53	$ 21	$ 20
Portfolio turnover rate	98%	120%	93%	73% A	85%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G One month ended November 30.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998 E	1998 F	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 16.69	$ 18.77	$ 20.03	$ 19.35	$ 18.85	$ 16.11
Income from Investment Operations
Net investment income D	.48	.57	.56	.05	.60	.61
Net realized and unrealized gain (loss)	(.63)	(1.32)	.53	.63	1.81	2.86
Total from investment operations	(.15)	(.75)	1.09	.68	2.41	3.47
Less Distributions
From net investment income	(.53)	(.52)	(.57)	-	(.65)	(.62)
From net realized gain	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.99)	(1.33)	(2.35)	-	(1.91)	(.73)
Net asset value, end of period	$ 15.55	$ 16.69	$ 18.77	$ 20.03	$ 19.35	$ 18.85
Total Return B, C	(0.92)%	(4.37)%	5.95%	3.51%	13.45%	21.97%
Ratios to Average Net Assets G
Expenses before expense reductions	.67%	.63%	.64%	.66% A	.65%	.69%
Expenses net of voluntary waivers, if any	.67%	.63%	.64%	.66% A	.65%	.69%
Expenses net of all reductions	.65%	.61%	.63%	.66% A	.63%	.69%
Net investment income	3.04%	3.10%	2.96%	3.48% A	3.15%	3.42%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 46	$ 67	$ 63	$ 61	$ 39
Portfolio turnover rate	98%	120%	93%	73% A	85%	70%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E One month ended November 30.

F For the period ended October 31.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 199,000	$ 0
Class T	.25%	.25%	9,099,000	71,000
Class B	.75%	.25%	1,157,000	868,000
Class C	.75%	.25%	598,000	106,000
			$ 11,053,000	$ 1,045,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 158,000	$ 53,000
Class T	301,000	71,000
Class B	313,000	313,000*
Class C	13,000	13,000*
	$ 785,000	$ 450,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 175,000.22
Class T	4,172,000.23
Class B	325,000.28
Class C	153,000.26
Institutional Class	110,000.20
	$ 4,935,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,792,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $248,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $11,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 1,000
Institutional Class	2,000
$ 3,000

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net investment income
Class A	$ 2,393	$ 1,654
Class T	50,209	58,986
Class B	2,519	2,131
Class C	1,335	1,004
Institutional Class	1,805	1,669
Total	$ 58,261	$ 65,444
From net realized gain
Class A	$ 1,879	$ 2,577
Class T	55,486	120,792
Class B	3,089	5,431
Class C	1,510	2,339
Institutional Class	1,298	2,846
Total	$ 63,262	$ 133,985
	$ 121,523	$ 199,429

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2001	2000	2001	2000

Class A Shares sold	3,713	2,120	$ 57,338	$ 37,762
Reinvestment of distributions	266	225	4,147	4,015
Shares redeemed	(1,139)	(1,529)	(17,559)	(27,017)
Net increase (decrease)	2,840	816	$ 43,926	$ 14,760
Class T Shares sold	19,675	22,605	$ 309,125	$ 402,156
Reinvestment of distributions	6,309	9,463	99,987	169,467
Shares redeemed	(39,153)	(60,258)	(616,604)	(1,072,961)
Net increase (decrease)	(13,169)	(28,190)	$ (207,492)	$ (501,338)
Class B Shares sold	2,373	1,772	$ 36,921	$ 31,291
Reinvestment of distributions	320	383	5,045	6,813
Shares redeemed	(1,533)	(2,115)	(23,681)	(37,297)
Net increase (decrease)	1,160	40	$ 18,285	$ 807
Class C Shares sold	1,668	1,754	$ 26,118	$ 31,059
Reinvestment of distributions	151	147	2,372	2,613
Shares redeemed	(1,152)	(1,438)	(17,792)	(25,371)
Net increase (decrease)	667	463	$ 10,698	$ 8,301
Institutional Class Shares sold	2,320	507	$ 37,650	$ 9,026
Reinvestment of distributions	185	247	2,934	4,429
Shares redeemed	(1,909)	(1,547)	(29,790)	(27,791)
Net increase (decrease)	596	(793)	$ 10,794	$ (14,336)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

A total of 7.86% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 17%, 22%, 22%, and 22% of the dividends distributed in December, March, June and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

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Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Bart Grenier, Vice President

Ford O'Neil, Vice President

John Avery, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributions Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AIGI-ANN-0102 153333
1.538596.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Leveraged Company Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent Accountants	39	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Leveraged Company Stock Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2001	Life of fund
Fidelity® Adv Leveraged Company Stock - CL A	2.60%
Fidelity Adv Leveraged Company Stock - CL A (incl. 5.75% sales charge)	-3.30%
S&P 500®	-13.21%
CSFB Leveraged Equity	-25.34*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the performance of the Credit Suisse First Boston (CSFB) Leveraged Equity Index - a market-value weighted index designed to represent securities of the investable universe of the U.S. dollar denominated high yield debt market. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

* From December 31, 2000

Annual Report

Fidelity Advisor Leveraged Company Stock Fund - Class A
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Leveraged Company Stock Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have been $9,670 - a 3.30% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,679 - a 13.21% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks and bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fidelity Advisor Leveraged Company Stock Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2001	Life of fund
Fidelity Adv Leveraged Company Stock - CL T	2.30%
Fidelity Adv Leveraged Company Stock - CL T (incl. 3.50% sales charge)	-1.28%
S&P 500	-13.21%
CSFB Leveraged Equity	-25.34*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the performance of the Credit Suisse First Boston (CSFB) Leveraged Equity Index - a market-value weighted index designed to represent securities of the investable universe of the U.S. dollar denominated high yield debt market. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

* From December 31, 2000

Annual Report

Fidelity Advisor Leveraged Company Stock Fund - Class T
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Leveraged Company Stock Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have been $9,872 - a 1.28% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,679 - a 13.21% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks and bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fidelity Advisor Leveraged Company Stock Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return figure is 5%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2001	Life of fund
Fidelity Adv Leveraged Company Stock - CL B	1.80%
Fidelity Adv Leveraged Company Stock - CL B (incl. contingent deferred sales charge)	-3.20%
S&P 500	-13.21%
CSFB Leveraged Equity	-25.34*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the performance of the Credit Suisse First Boston (CSFB) Leveraged Equity Index - a market-value weighted index designed to represent securities of the investable universe of the U.S. dollar denominated high yield debt market. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

* From December 31, 2000

Annual Report

Fidelity Advisor Leveraged Company Stock Fund - Class B
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Leveraged Company Stock Fund - Class B on December 27, 2000, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $9,680 - a 3.20% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,679 - a 13.21% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks and bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fidelity Advisor Leveraged Company Stock Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return figure is 1%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2001	Life of fund
Fidelity Adv Leveraged Company Stock - CL C	1.90%
Fidelity Adv Leveraged Company Stock - CL C (incl. contingent deferred sales charge)	0.90%
S&P 500	-13.21%
CSFB Leveraged Equity	-25.34*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the performance of the Credit Suisse First Boston (CSFB) Leveraged Equity Index - a market-value weighted index designed to represent securities of the investable universe of the U.S. dollar denominated high yield debt market. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

* From December 31, 2000

Annual Report

Fidelity Advisor Leveraged Company Stock Fund - Class C
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Leveraged Company Stock Fund - Class C on December 27, 2000, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $10,090 - a 0.90% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,679 - a 13.21% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks and bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with David Glancy, Portfolio Manager of Fidelity Advisor Leveraged Company Stock Fund

Q. David, how did the fund perform?

A. From the fund's inception on December 27, 2000, through November 30, 2001, the fund's Class A, Class T, Class B and Class C shares posted total returns of 2.60%, 2.30%, 1.80% and 1.90%, respectively. The Standard & Poor's 500 Index returned -13.21% during the same period. The fund also compares its performance to the Credit Suisse First Boston (CSFB) Leveraged Equity Index, which returned -25.34% from December 31, 2000, through November 30, 2001. Going forward, we'll look at the performance of the fund and its benchmarks at six- and 12-month intervals.

Q. What helped the fund perform better than its benchmarks during the period?

Annual Report

Fund Talk: The Manager's Overview - continued

A. Two factors helped the fund's relative performance. First, the S&P 500 included many large-capitalization technology companies that performed poorly and which the fund did not own because they were not part of the leveraged company universe. In addition, the fund benefited from the solid performance of some of its larger holdings, including Owens-Illinois, AMC Entertainment, Pathmark Stores and American Standard. The fund outperformed the CSFB index given my underweighted position in poor-performing telecommunications stocks that helped drag down the index.

Q. Can you please review the fund's focus?

A. The fund focuses on stocks of companies with leveraged capital structures - the kinds of companies that issue high-yield, or junk, bonds - with a goal of capital appreciation. The fund will normally invest primarily in common stocks of issuers of lower-quality debt and other companies with leveraged capital structures. The fact that a company is leveraged typically causes its equity value to change more rapidly. Leverage can magnify the adverse or positive impact of political, regulatory, market or economic developments on a company. Companies can use the capital they raise through leverage to buy back stock to support their equity price or to make an acquisition that will help improve the company's profile. While shareholders should know that this attribute can lead to some temporary volatility, it's our intention to seek out those companies whose leverage should enable them to experience rapid upward moves in their equity prices. The fund does not plan to take either a strict value or growth approach to investing.

Q. What effect did the events of September 11 have on the fund, and did they force you to alter your strategy?

A. As I said above, the fact that a company is leveraged typically causes its equity value to change more rapidly. In the aftermath of September 11 - with the future of the economy and the markets in doubt - the negative turn of events magnified share-price declines for leveraged company stocks. However, when the market rebounded toward the end of the period, many of these same stocks were able to recover more rapidly than the market as a whole. In general, my strategy didn't change in the face of the attacks. I continued to look for stocks of companies that could weather most levels of expected financial distress and use leverage to their advantage.

Q. Which stocks performed well for the fund? Which disappointed?

A. Several of the fund's larger holdings helped boost performance. Among them was packaging products manufacturer Owens-Illinois, which rebounded well after shrugging off concerns related to asbestos liability and rising energy prices. Movie theatre company AMC Entertainment survived extremely tough competition to post excellent results, and Pathmark Stores continued to record strong sales, helped by its restructuring program. American Standard, which manufactures bathroom and kitchen fixtures as well as air conditioning systems, benefited from its new management's ability to generate strong cash flow. On the down side were two telecommunications companies, Nextel Communications and XO Communications, which suffered from overriding concerns in the telecom industry that companies would be unable to find capital to fund their continuing build-outs and operations. I maintained these investments - including the bank debt of XO, listed as NEXTLINK Communications in the Investment pages - due to my current faith in the companies' long-term prospects.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund carry a significant holding in cash and short-term investments - 22.3% at the end of the period?

A. This positioning wasn't a reflection of a particular investment strategy; it was merely a momentary anomaly. As the fund grows, I expect that the fund's cash and short-term position will most likely fall in the 5% to 10% range.

Q. What's your outlook, David?

A. I continue to seek companies whose enterprise value - debt plus the market value of the equity - is well below my view of the firms' intrinsic value. If the market comes to recognize the inherent value of these companies, their share prices should be bid upward. While I pay little attention to macroeconomics, the current positive slope of the yield curve helps leveraged companies, because it encourages lending. That factor could help the fund, but it does not drive my strategy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by normally investing in common stocks of leveraged companies and potentially investing in lower-quality debt securities

Start date: December 27, 2000

Size: as of November 30, 2001, more than $5 million

Manager: David Glancy, since inception; joined Fidelity in 1990

3

David Glancy on his investment approach:

"I look for companies that are purposefully using leverage - meaning debt - to grow, augment or enhance their return on equity. I look for companies with good fundamentals - meaning their business prospects - and that are using leverage effectively. I intend to avoid companies with bad fundamentals, including those that used poor judgment to borrow in order to fund an ill-conceived idea.

"While the fund does have the ability to invest in beaten-down stocks, I don't intend to focus on troubled companies whose only value lies in what they'd be worth upon liquidation. Instead, I'll aim to invest in healthy firms that I believe offer solid fundamentals, whose leverage is working to help them achieve their business plans and to thrive and grow. I'm looking for situations where a company's leverage is an attribute for its long-term growth, not a burden that weighs down its long-term prospects."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp. Class A	9.9	9.0
Owens-Illinois, Inc.	8.4	0.0
AMC Entertainment, Inc.	5.7	2.8
American Financial Group, Inc., Ohio	5.4	1.3
Pegasus Communications Corp. Class A	5.1	1.5
Conoco, Inc.	4.0	2.4
Pathmark Stores, Inc.	2.3	3.3
CMS Energy Corp.	2.2	1.6
American Standard Companies, Inc.	2.2	3.5
Markel Corp.	1.8	1.5
	47.0
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.7	25.3
Materials	10.9	5.9
Financials	9.0	12.0
Energy	7.5	8.2
Industrials	6.1	9.2
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 73.8%		Stocks 83.6%
	Bonds 1.3%		Bonds 2.9%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 24.7%		Short-Term Investments and Net Other Assets 13.5%
* Foreign investments	0.6%	** Foreign investments	2.3%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 73.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 26.7%
Hotels, Restaurants & Leisure - 1.4%
Hollywood Casino Corp. Class A (a)	4,570	$ 41,450
Tricon Global Restaurants, Inc. (a)	680	32,266
		73,716
Leisure Equipment & Products - 0.8%
Brunswick Corp.	830	16,351
Mattel, Inc.	1,500	27,615
		43,966
Media - 22.9%
ACME Communications, Inc. (a)	660	4,851
AMC Entertainment, Inc. (a)	21,660	305,189
EchoStar Communications Corp. Class A (a)	19,790	523,840
Liberty Media Corp. Class A (a)	2,200	28,930
Pegasus Communications Corp. Class A (a)	25,400	270,764
Radio One, Inc. Class A (a)	1,000	16,100
UnitedGlobalCom, Inc. Class A (a)	36,200	50,680
XM Satellite Radio Holdings, Inc. Class A (a)	1,200	13,908
		1,214,262
Multiline Retail - 1.4%
Costco Wholesale Corp. (a)	700	28,616
Dillard's, Inc. Class A	1,210	20,026
JCPenney Co., Inc.	1,000	25,340
		73,982
Specialty Retail - 0.2%
Michaels Stores, Inc. (a)	400	12,020
TOTAL CONSUMER DISCRETIONARY		1,417,946
CONSUMER STAPLES - 5.3%
Food & Drug Retailing - 3.7%
7-Eleven, Inc. (a)	4,200	51,450
Pathmark Stores, Inc. (a)	5,140	124,388
Rite Aid Corp. (a)	4,100	19,229
		195,067
Food Products - 0.5%
M&F Worldwide Corp. (a)	6,400	28,928
Personal Products - 1.1%
Revlon, Inc. Class A (a)	8,400	58,800
TOTAL CONSUMER STAPLES		282,795
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 7.5%
Energy Equipment & Services - 0.7%
Pride International, Inc. (a)	1,930	$ 24,704
Rowan Companies, Inc. (a)	700	11,438
		36,142
Oil & Gas - 6.8%
Ashland, Inc.	900	38,385
Conoco, Inc.	7,820	214,033
Occidental Petroleum Corp.	500	12,500
Pennzoil-Quaker State Co.	600	7,800
Phillips Petroleum Co.	540	30,040
Western Gas Resources, Inc.	1,910	57,071
		359,829
TOTAL ENERGY		395,971
FINANCIALS - 9.0%
Diversified Financials - 0.4%
AmeriCredit Corp. (a)	1,000	23,100
Insurance - 7.2%
American Financial Group, Inc., Ohio	11,700	287,586
Markel Corp. (a)	510	93,468
Penn Treaty American Corp. (a)	800	3,240
		384,294
Real Estate - 1.4%
Equity Office Properties Trust	500	14,900
LNR Property Corp.	1,970	56,342
		71,242
TOTAL FINANCIALS		478,636
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Renal Care Group, Inc. (a)	200	6,412
INDUSTRIALS - 6.1%
Aerospace & Defense - 2.6%
General Dynamics Corp.	500	41,575
Lockheed Martin Corp.	1,410	65,495
Raytheon Co.	900	29,493
		136,563
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - 2.2%
American Standard Companies, Inc. (a)	1,820	$ 115,570
Commercial Services & Supplies - 0.5%
infoUSA, Inc. (a)	1,800	10,080
Republic Services, Inc. (a)	900	15,525
		25,605
Machinery - 0.1%
NACCO Industries, Inc. Class A	100	5,580
Road & Rail - 0.7%
Canadian National Railway Co.	600	26,798
Kansas City Southern Industries, Inc. (a)	1,000	13,880
		40,678
TOTAL INDUSTRIALS		323,996
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 2.9%
Loral Space & Communications Ltd. (a)	39,500	90,850
Spectrasite Holdings, Inc. (a)	19,700	59,691
		150,541
Computers & Peripherals - 0.1%
Apple Computer, Inc. (a)	200	4,260
Semiconductor Equipment & Products - 0.6%
Advanced Micro Devices, Inc. (a)	400	5,424
California Micro Devices Corp. (a)	3,760	16,694
Micron Technology, Inc. (a)	400	10,864
		32,982
TOTAL INFORMATION TECHNOLOGY		187,783
MATERIALS - 10.7%
Chemicals - 0.2%
Georgia Gulf Corp.	200	3,572
Solutia, Inc.	610	8,467
		12,039
Containers & Packaging - 9.8%
Applied Extrusion Technologies, Inc. (a)	1,700	13,005
Ball Corp.	200	13,704
Owens-Illinois, Inc. (a)	54,500	447,990
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Containers & Packaging - continued
Packaging Corp. of America (a)	1,770	$ 30,975
Smurfit-Stone Container Corp. (a)	1,060	17,055
		522,729
Metals & Mining - 0.7%
Barrick Gold Corp.	400	6,040
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	2,170	28,970
		35,010
TOTAL MATERIALS		569,778
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.6%
Focal Communications Corp. (a)	161,126	82,174
Wireless Telecommunication Services - 1.0%
Nextel Communications, Inc. Class A (a)	5,050	54,086
TOTAL TELECOMMUNICATION SERVICES		136,260
UTILITIES - 2.2%
Electric Utilities - 2.2%
CMS Energy Corp.	5,140	118,374
TOTAL COMMON STOCKS (Cost $3,602,106)		3,917,951
Corporate Bonds - 1.5%
Moody's Ratings (unaudited) (f)		Principal Amount
Convertible Bonds - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Covad Communications Group, Inc. 6% 9/15/05 (d)(e)	D	$ 60,000	11,400
Nonconvertible Bonds - 1.3%
CONSUMER STAPLES - 0.2%
Personal Products - 0.2%
Revlon Consumer Products Corp. 8.625% 2/1/08	Ca	20,000	9,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.2%
Containers & Packaging - 0.2%
Gaylord Container Corp. 9.75% 6/15/07	Caa2	$ 10,000	$ 7,900
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Allegiance Telecom, Inc. 0% 2/15/08 (c)	B3	15,000	6,150
Covad Communications Group, Inc.:
0% 3/15/08 (c)(e)	D	30,000	4,200
12% 2/15/10 (e)	D	60,000	11,400
NEXTLINK Communications, Inc.:
0% 6/1/09 (c)	Ca	160,000	12,800
0% 12/1/09 (c)	Ca	180,000	14,400
			48,950
TOTAL NONCONVERTIBLE BONDS			66,450
TOTAL CORPORATE BONDS (Cost $103,366)			77,850
Money Market Funds - 22.3%
	Shares
Fidelity Cash Central Fund, 2.23% (b) (Cost $1,184,960)	1,184,960	1,184,960
TOTAL INVESTMENT PORTFOLIO - 97.6% (Cost $4,890,432)		5,180,761
NET OTHER ASSETS - 2.4%		126,247
NET ASSETS - 100%		$ 5,307,008
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,400 or 0.2% of net assets.

(e) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(f) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $16,217,360 and $11,801,970, respectively.
The market value of futures contracts opened and closed during the period amounted to $2,266,198 and $2,199,877, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,464 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $4,917,699. Net unrealized appreciation aggregated $263,062, of which $728,437 related to appreciated investment securities and $465,375 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $665,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (cost $4,890,432) - See accompanying schedule		$ 5,180,761
Receivable for investments sold		411,782
Receivable for fund shares sold		496
Dividends receivable		2,392
Interest receivable		3,477
Receivable from investment adviser for expense reductions		32,994
Total assets		5,631,902
Liabilities
Payable for investments purchased	$ 293,405
Payable for fund shares redeemed	936
Distribution fees payable	3,412
Other payables and accrued expenses	27,141
Total liabilities		324,894
Net Assets		$ 5,307,008
Net Assets consist of:
Paid in capital		$ 5,808,437
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(791,759)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		290,330
Net Assets		$ 5,307,008

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($768,558 ÷ 74,912 shares)	$10.26
Maximum offering price per share (100/94.25 of $10.26)	$10.89
Class T: Net Asset Value and redemption price per share ($1,472,731 ÷ 143,943 shares)	$10.23
Maximum offering price per share (100/96.50 of $10.23)	$10.60
Class B: Net Asset Value and offering price per share ($919,111 ÷ 90,256 shares) A	$10.18
Class C: Net Asset Value and offering price per share ($1,746,904 ÷ 171,408 shares) A	$10.19
Institutional Class: Net Asset Value, offering price and redemption price per share ($399,704 ÷ 38,896 shares)	$10.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	December 27, 2000 (commencement of operations) to November 30, 2001
Investment Income Dividends		$ 29,850
Interest		57,981
Total income		87,831
Expenses
Management fee	$ 31,973
Transfer agent fees	11,834
Distribution fees	36,700
Accounting fees and expenses	56,857
Non-interested trustees' compensation	16
Custodian fees and expenses	12,948
Registration fees	141,006
Audit	25,151
Legal	562
Miscellaneous	1,417
Total expenses before reductions	318,464
Expense reductions	(208,782)	109,682
Net investment income (loss)		(21,851)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(722,951)
Foreign currency transactions	56
Futures contracts	(66,321)	(789,216)
Change in net unrealized appreciation (depreciation) on:
Investment securities	290,329
Assets and liabilities in foreign currencies	1	290,330
Net gain (loss)		(498,886)
Net increase (decrease) in net assets resulting from operations		$ (520,737)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

December 27, 2000 (commencement of operations) to November 30, 2001
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (21,851)
Net realized gain (loss)	(789,216)
Change in net unrealized appreciation (depreciation)	290,330
Net increase (decrease) in net assets resulting from operations	(520,737)
Share transactions - net increase (decrease)	5,827,745
Total increase (decrease) in net assets	5,307,008
Net Assets
Beginning of period	-
End of period	$ 5,307,008

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	.00
Net realized and unrealized gain (loss)	.26 H
Total from investment operations	.26
Net asset value, end of period	$ 10.26
Total Return B, C, D	2.60%
Ratios to Average Net Assets G
Expenses before expense reductions	5.73% A
Expenses net of voluntary waivers, if any	1.75% A
Expenses net of all reductions	1.68% A
Net investment income	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 769
Portfolio turnover rate	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)
Net realized and unrealized gain (loss)	.25 H
Total from investment operations	.23
Net asset value, end of period	$ 10.23
Total Return B, C, D	2.30%
Ratios to Average Net Assets G
Expenses before expense reductions	6.06% A
Expenses net of voluntary waivers, if any	2.00% A
Expenses net of all reductions	1.92% A
Net investment income (loss)	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,473
Portfolio turnover rate	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	.25 H
Total from investment operations	.18
Net asset value, end of period	$ 10.18
Total Return B, C, D	1.80%
Ratios to Average Net Assets G
Expenses before expense reductions	6.58% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.43% A
Net investment income (loss)	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 919
Portfolio turnover rate	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	.26 H
Total from investment operations	.19
Net asset value, end of period	$ 10.19
Total Return B, C, D	1.90%
Ratios to Average Net Assets G
Expenses before expense reductions	6.49% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.43% A
Net investment income	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,747
Portfolio turnover rate	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.03
Net realized and unrealized gain (loss)	.25 G
Total from investment operations	.28
Net asset value, end of period	$ 10.28
Total Return B, C	2.80%
Ratios to Average Net Assets F
Expenses before expense reductions	5.47% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.43% A
Net investment income	.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 400
Portfolio turnover rate	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to November 30, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Leveraged Company Stock Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective December 1, 2001, the Fidelity Advisor Leveraged Company Stock Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .63% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,787	$ 469
Class T	.25%	.25%	5,022	912
Class B	.75%	.25%	7,379	5,991
Class C	.75%	.25%	22,512	3,921
			$ 36,700	$ 11,293

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 5,123	$ 4,526
Class T	6,319	1,920
Class B	1,907	1,907*
Class C	2,715	2,715*
	$ 16,064	$ 11,068

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,563	.22*
Class T	2,798	.28 *
Class B	2,247	.30 *
Class C	4,520	.20 *
Institutional Class	706	.19 *
	$ 11,834

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $29,898 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 28,638
Class T	2.00%	41,066
Class B	2.50%	30,276
Class C	2.50%	90,081
Institutional Class	1.50%	14,918
		$ 204,979

Certain security trades were directed to brokers who paid $3,668 of the fund's expenses. In addition,through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $135.

7. Other Information.

At the end of the period, FMR or its affiliates and 1 unaffiliated shareholder each held more than 10% of the total outstanding shares of the fund totaling 40.87%.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Year ended November 30,	Year ended November 30,
	2001 A	2001 A
Class A Shares sold	117,051	$ 1,244,323
Shares redeemed	(42,139)	(404,081)
Net increase (decrease)	74,912	$ 840,242
Class T Shares sold	155,696	$ 1,650,462
Shares redeemed	(11,753)	(114,207)
Net increase (decrease)	143,943	$ 1,536,255
Class B Shares sold	118,661	$ 1,263,321
Shares redeemed	(28,405)	(283,947)
Net increase (decrease)	90,256	$ 979,374
Class C Shares sold	300,917	$ 3,340,150
Shares redeemed	(129,509)	(1,282,268)
Net increase (decrease)	171,408	$ 2,057,882
Institutional Class Shares sold	54,252	$ 582,279
Shares redeemed	(15,356)	(168,287)
Net increase (decrease)	38,896	$ 413,992

A Share transactions for each class are for the period December 27, 2000 (commencement of operations) to November 30, 2001.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 11, 2002

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR, Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

David Glancy, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

* Independent trustees

ALSF-ANN-0102 152793
1.767714.100

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Leveraged Company Stock

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Accountants	33	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Leveraged Company Stock Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2001	Life of fund
Fidelity® Adv Leveraged Company Stock - Inst CL	2.80%
S&P 500®	-13.21%
CSFB Leveraged Equity	-25.34*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the performance of the Credit Suisse First Boston (CSFB) Leveraged Equity Index - a market-value weighted index designed to represent securities of the investable universe of the U.S. dollar denominated high yield debt market. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

* From December 31, 2000

Annual Report

Fidelity Advisor Leveraged Company Stock Fund - Institutional Class
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Leveraged Company Stock Fund - Institutional Class on December 27, 2000, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $10,280 - a 2.80% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,679 - a 13.21% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks and bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with David Glancy, Portfolio Manager of Fidelity Advisor Leveraged Company Stock Fund

Q. David, how did the fund perform?

A. From the fund's inception on December 27, 2000, through November 30, 2001, the fund's Institutional Class shares returned 2.80%. The Standard & Poor's 500 Index returned -13.21% during the same period. The fund also compares its performance to the Credit Suisse First Boston (CSFB) Leveraged Equity Index, which returned -25.34% from December 31, 2000, through November 30, 2001. Going forward, we'll look at the performance of the fund and its benchmarks at six- and 12-month intervals.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What helped the fund perform better than its benchmarks during the period?

A. Two factors helped the fund's relative performance. First, the S&P 500 included many large-capitalization technology companies that performed poorly and which the fund did not own because they were not part of the leveraged company universe. In addition, the fund benefited from the solid performance of some of its larger holdings, including Owens-Illinois, AMC Entertainment, Pathmark Stores and American Standard. The fund outperformed the CSFB index given my underweighted position in poor-performing telecommunications stocks that helped drag down the index.

Q. Can you please review the fund's focus?

A. The fund focuses on stocks of companies with leveraged capital structures - the kinds of companies that issue high-yield, or junk, bonds - with a goal of capital appreciation. The fund will normally invest primarily in common stocks of issuers of lower-quality debt and other companies with leveraged capital structures. The fact that a company is leveraged typically causes its equity value to change more rapidly. Leverage can magnify the adverse or positive impact of political, regulatory, market or economic developments on a company. Companies can use the capital they raise through leverage to buy back stock to support their equity price or to make an acquisition that will help improve the company's profile. While shareholders should know that this attribute can lead to some temporary volatility, it's our intention to seek out those companies whose leverage should enable them to experience rapid upward moves in their equity prices. The fund does not plan to take either a strict value or growth approach to investing.

Q. What effect did the events of September 11 have on the fund, and did they force you to alter your strategy?

A. As I said above, the fact that a company is leveraged typically causes its equity value to change more rapidly. In the aftermath of September 11 - with the future of the economy and the markets in doubt - the negative turn of events magnified share-price declines for leveraged company stocks. However, when the market rebounded toward the end of the period, many of these same stocks were able to recover more rapidly than the market as a whole. In general, my strategy didn't change in the face of the attacks. I continued to look for stocks of companies that could weather most levels of expected financial distress and use leverage to their advantage.

Q. Which stocks performed well for the fund? Which disappointed?

A. Several of the fund's larger holdings helped boost performance. Among them was packaging products manufacturer Owens-Illinois, which rebounded well after shrugging off concerns related to asbestos liability and rising energy prices. Movie theatre company AMC Entertainment survived extremely tough competition to post excellent results, and Pathmark Stores continued to record strong sales, helped by its restructuring program. American Standard, which manufactures bathroom and kitchen fixtures as well as air conditioning systems, benefited from its new management's ability to generate strong cash flow. On the down side were two telecommunications companies, Nextel Communications and XO Communications, which suffered from overriding concerns in the telecom industry that companies would be unable to find capital to fund their continuing build-outs and operations. I maintained these investments - including the bank debt of XO, listed as NEXTLINK Communications in the Investment pages - due to my current faith in the companies' long-term prospects.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund carry a significant holding in cash and short-term investments - 22.3% at the end of the period?

A. This positioning wasn't a reflection of a particular investment strategy; it was merely a momentary anomaly. As the fund grows, I expect that the fund's cash and short-term position will most likely fall in the 5% to 10% range.

Q. What's your outlook, David?

A. I continue to seek companies whose enterprise value - debt plus the market value of the equity - is well below my view of the firms' intrinsic value. If the market comes to recognize the inherent value of these companies, their share prices should be bid upward. While I pay little attention to macroeconomics, the current positive slope of the yield curve helps leveraged companies, because it encourages lending. That factor could help the fund, but it does not drive my strategy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by normally investing in common stocks of leveraged companies and potentially investing in lower-quality debt securities

Start date: December 27, 2000

Size: as of November 30, 2001, more than $5 million

Manager: David Glancy, since inception; joined Fidelity in 1990

3

David Glancy on his investment approach:

"I look for companies that are purposefully using leverage - meaning debt - to grow, augment or enhance their return on equity. I look for companies with good fundamentals - meaning their business prospects - and that are using leverage effectively. I intend to avoid companies with bad fundamentals, including those that used poor judgment to borrow in order to fund an ill-conceived idea.

"While the fund does have the ability to invest in beaten-down stocks, I don't intend to focus on troubled companies whose only value lies in what they'd be worth upon liquidation. Instead, I'll aim to invest in healthy firms that I believe offer solid fundamentals, whose leverage is working to help them achieve their business plans and to thrive and grow. I'm looking for situations where a company's leverage is an attribute for its long-term growth, not a burden that weighs down its long-term prospects."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp. Class A	9.9	9.0
Owens-Illinois, Inc.	8.4	0.0
AMC Entertainment, Inc.	5.7	2.8
American Financial Group, Inc., Ohio	5.4	1.3
Pegasus Communications Corp. Class A	5.1	1.5
Conoco, Inc.	4.0	2.4
Pathmark Stores, Inc.	2.3	3.3
CMS Energy Corp.	2.2	1.6
American Standard Companies, Inc.	2.2	3.5
Markel Corp.	1.8	1.5
	47.0
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.7	25.3
Materials	10.9	5.9
Financials	9.0	12.0
Energy	7.5	8.2
Industrials	6.1	9.2
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 73.8%		Stocks 83.6%
	Bonds 1.3%		Bonds 2.9%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 24.7%		Short-Term Investments and Net Other Assets 13.5%
* Foreign investments	0.6%	** Foreign investments	2.3%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 73.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 26.7%
Hotels, Restaurants & Leisure - 1.4%
Hollywood Casino Corp. Class A (a)	4,570	$ 41,450
Tricon Global Restaurants, Inc. (a)	680	32,266
		73,716
Leisure Equipment & Products - 0.8%
Brunswick Corp.	830	16,351
Mattel, Inc.	1,500	27,615
		43,966
Media - 22.9%
ACME Communications, Inc. (a)	660	4,851
AMC Entertainment, Inc. (a)	21,660	305,189
EchoStar Communications Corp. Class A (a)	19,790	523,840
Liberty Media Corp. Class A (a)	2,200	28,930
Pegasus Communications Corp. Class A (a)	25,400	270,764
Radio One, Inc. Class A (a)	1,000	16,100
UnitedGlobalCom, Inc. Class A (a)	36,200	50,680
XM Satellite Radio Holdings, Inc. Class A (a)	1,200	13,908
		1,214,262
Multiline Retail - 1.4%
Costco Wholesale Corp. (a)	700	28,616
Dillard's, Inc. Class A	1,210	20,026
JCPenney Co., Inc.	1,000	25,340
		73,982
Specialty Retail - 0.2%
Michaels Stores, Inc. (a)	400	12,020
TOTAL CONSUMER DISCRETIONARY		1,417,946
CONSUMER STAPLES - 5.3%
Food & Drug Retailing - 3.7%
7-Eleven, Inc. (a)	4,200	51,450
Pathmark Stores, Inc. (a)	5,140	124,388
Rite Aid Corp. (a)	4,100	19,229
		195,067
Food Products - 0.5%
M&F Worldwide Corp. (a)	6,400	28,928
Personal Products - 1.1%
Revlon, Inc. Class A (a)	8,400	58,800
TOTAL CONSUMER STAPLES		282,795
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 7.5%
Energy Equipment & Services - 0.7%
Pride International, Inc. (a)	1,930	$ 24,704
Rowan Companies, Inc. (a)	700	11,438
		36,142
Oil & Gas - 6.8%
Ashland, Inc.	900	38,385
Conoco, Inc.	7,820	214,033
Occidental Petroleum Corp.	500	12,500
Pennzoil-Quaker State Co.	600	7,800
Phillips Petroleum Co.	540	30,040
Western Gas Resources, Inc.	1,910	57,071
		359,829
TOTAL ENERGY		395,971
FINANCIALS - 9.0%
Diversified Financials - 0.4%
AmeriCredit Corp. (a)	1,000	23,100
Insurance - 7.2%
American Financial Group, Inc., Ohio	11,700	287,586
Markel Corp. (a)	510	93,468
Penn Treaty American Corp. (a)	800	3,240
		384,294
Real Estate - 1.4%
Equity Office Properties Trust	500	14,900
LNR Property Corp.	1,970	56,342
		71,242
TOTAL FINANCIALS		478,636
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Renal Care Group, Inc. (a)	200	6,412
INDUSTRIALS - 6.1%
Aerospace & Defense - 2.6%
General Dynamics Corp.	500	41,575
Lockheed Martin Corp.	1,410	65,495
Raytheon Co.	900	29,493
		136,563
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - 2.2%
American Standard Companies, Inc. (a)	1,820	$ 115,570
Commercial Services & Supplies - 0.5%
infoUSA, Inc. (a)	1,800	10,080
Republic Services, Inc. (a)	900	15,525
		25,605
Machinery - 0.1%
NACCO Industries, Inc. Class A	100	5,580
Road & Rail - 0.7%
Canadian National Railway Co.	600	26,798
Kansas City Southern Industries, Inc. (a)	1,000	13,880
		40,678
TOTAL INDUSTRIALS		323,996
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 2.9%
Loral Space & Communications Ltd. (a)	39,500	90,850
Spectrasite Holdings, Inc. (a)	19,700	59,691
		150,541
Computers & Peripherals - 0.1%
Apple Computer, Inc. (a)	200	4,260
Semiconductor Equipment & Products - 0.6%
Advanced Micro Devices, Inc. (a)	400	5,424
California Micro Devices Corp. (a)	3,760	16,694
Micron Technology, Inc. (a)	400	10,864
		32,982
TOTAL INFORMATION TECHNOLOGY		187,783
MATERIALS - 10.7%
Chemicals - 0.2%
Georgia Gulf Corp.	200	3,572
Solutia, Inc.	610	8,467
		12,039
Containers & Packaging - 9.8%
Applied Extrusion Technologies, Inc. (a)	1,700	13,005
Ball Corp.	200	13,704
Owens-Illinois, Inc. (a)	54,500	447,990
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Containers & Packaging - continued
Packaging Corp. of America (a)	1,770	$ 30,975
Smurfit-Stone Container Corp. (a)	1,060	17,055
		522,729
Metals & Mining - 0.7%
Barrick Gold Corp.	400	6,040
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	2,170	28,970
		35,010
TOTAL MATERIALS		569,778
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.6%
Focal Communications Corp. (a)	161,126	82,174
Wireless Telecommunication Services - 1.0%
Nextel Communications, Inc. Class A (a)	5,050	54,086
TOTAL TELECOMMUNICATION SERVICES		136,260
UTILITIES - 2.2%
Electric Utilities - 2.2%
CMS Energy Corp.	5,140	118,374
TOTAL COMMON STOCKS (Cost $3,602,106)		3,917,951
Corporate Bonds - 1.5%
Moody's Ratings (unaudited) (f)		Principal Amount
Convertible Bonds - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Covad Communications Group, Inc. 6% 9/15/05 (d)(e)	D	$ 60,000	11,400
Nonconvertible Bonds - 1.3%
CONSUMER STAPLES - 0.2%
Personal Products - 0.2%
Revlon Consumer Products Corp. 8.625% 2/1/08	Ca	20,000	9,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.2%
Containers & Packaging - 0.2%
Gaylord Container Corp. 9.75% 6/15/07	Caa2	$ 10,000	$ 7,900
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Allegiance Telecom, Inc. 0% 2/15/08 (c)	B3	15,000	6,150
Covad Communications Group, Inc.:
0% 3/15/08 (c)(e)	D	30,000	4,200
12% 2/15/10 (e)	D	60,000	11,400
NEXTLINK Communications, Inc.:
0% 6/1/09 (c)	Ca	160,000	12,800
0% 12/1/09 (c)	Ca	180,000	14,400
			48,950
TOTAL NONCONVERTIBLE BONDS			66,450
TOTAL CORPORATE BONDS (Cost $103,366)			77,850
Money Market Funds - 22.3%
	Shares
Fidelity Cash Central Fund, 2.23% (b) (Cost $1,184,960)	1,184,960	1,184,960
TOTAL INVESTMENT PORTFOLIO - 97.6% (Cost $4,890,432)		5,180,761
NET OTHER ASSETS - 2.4%		126,247
NET ASSETS - 100%		$ 5,307,008
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,400 or 0.2% of net assets.

(e) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(f) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $16,217,360 and $11,801,970, respectively.
The market value of futures contracts opened and closed during the period amounted to $2,266,198 and $2,199,877, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,464 for the period.
Income Tax Information

At November 30, 2001, the aggregate
cost of investment securities for income tax purposes was $4,917,699. Net unrealized appreciation aggregated $263,062, of which $728,437 related to appreciated investment securities and $465,375 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $665,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (cost $4,890,432) - See accompanying schedule		$ 5,180,761
Receivable for investments sold		411,782
Receivable for fund shares sold		496
Dividends receivable		2,392
Interest receivable		3,477
Receivable from investment adviser for expense reductions		32,994
Total assets		5,631,902
Liabilities
Payable for investments purchased	$ 293,405
Payable for fund shares redeemed	936
Distribution fees payable	3,412
Other payables and accrued expenses	27,141
Total liabilities		324,894
Net Assets		$ 5,307,008
Net Assets consist of:
Paid in capital		$ 5,808,437
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(791,759)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		290,330
Net Assets		$ 5,307,008

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($768,558 ÷ 74,912 shares)	$10.26
Maximum offering price per share (100/94.25 of $10.26)	$10.89
Class T: Net Asset Value and redemption price per share ($1,472,731 ÷ 143,943 shares)	$10.23
Maximum offering price per share (100/96.50 of $10.23)	$10.60
Class B: Net Asset Value and offering price per share ($919,111 ÷ 90,256 shares) A	$10.18
Class C: Net Asset Value and offering price per share ($1,746,904 ÷ 171,408 shares) A	$10.19
Institutional Class: Net Asset Value, offering price and redemption price per share ($399,704 ÷ 38,896 shares)	$10.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	December 27, 2000 (commencement of operations) to November 30, 2001
Investment Income Dividends		$ 29,850
Interest		57,981
Total income		87,831
Expenses
Management fee	$ 31,973
Transfer agent fees	11,834
Distribution fees	36,700
Accounting fees and expenses	56,857
Non-interested trustees' compensation	16
Custodian fees and expenses	12,948
Registration fees	141,006
Audit	25,151
Legal	562
Miscellaneous	1,417
Total expenses before reductions	318,464
Expense reductions	(208,782)	109,682
Net investment income (loss)		(21,851)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(722,951)
Foreign currency transactions	56
Futures contracts	(66,321)	(789,216)
Change in net unrealized appreciation (depreciation) on:
Investment securities	290,329
Assets and liabilities in foreign currencies	1	290,330
Net gain (loss)		(498,886)
Net increase (decrease) in net assets resulting from operations		$ (520,737)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

December 27, 2000 (commencement of operations) to November 30, 2001
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (21,851)
Net realized gain (loss)	(789,216)
Change in net unrealized appreciation (depreciation)	290,330
Net increase (decrease) in net assets resulting from operations	(520,737)
Share transactions - net increase (decrease)	5,827,745
Total increase (decrease) in net assets	5,307,008
Net Assets
Beginning of period	-
End of period	$ 5,307,008

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	.00
Net realized and unrealized gain (loss)	.26 H
Total from investment operations	.26
Net asset value, end of period	$ 10.26
Total Return B, C, D	2.60%
Ratios to Average Net Assets G
Expenses before expense reductions	5.73% A
Expenses net of voluntary waivers, if any	1.75% A
Expenses net of all reductions	1.68% A
Net investment income	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 769
Portfolio turnover rate	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)
Net realized and unrealized gain (loss)	.25 H
Total from investment operations	.23
Net asset value, end of period	$ 10.23
Total Return B, C, D	2.30%
Ratios to Average Net Assets G
Expenses before expense reductions	6.06% A
Expenses net of voluntary waivers, if any	2.00% A
Expenses net of all reductions	1.92% A
Net investment income (loss)	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,473
Portfolio turnover rate	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	.25 H
Total from investment operations	.18
Net asset value, end of period	$ 10.18
Total Return B, C, D	1.80%
Ratios to Average Net Assets G
Expenses before expense reductions	6.58% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.43% A
Net investment income (loss)	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 919
Portfolio turnover rate	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	.26 H
Total from investment operations	.19
Net asset value, end of period	$ 10.19
Total Return B, C, D	1.90%
Ratios to Average Net Assets G
Expenses before expense reductions	6.49% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.43% A
Net investment income	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,747
Portfolio turnover rate	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.03
Net realized and unrealized gain (loss)	.25 G
Total from investment operations	.28
Net asset value, end of period	$ 10.28
Total Return B, C	2.80%
Ratios to Average Net Assets F
Expenses before expense reductions	5.47% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.43% A
Net investment income	.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 400
Portfolio turnover rate	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to November 30, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Leveraged Company Stock Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective December 1, 2001, the Fidelity Advisor Leveraged Company Stock Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .63% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,787	$ 469
Class T	.25%	.25%	5,022	912
Class B	.75%	.25%	7,379	5,991
Class C	.75%	.25%	22,512	3,921
			$ 36,700	$ 11,293

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 5,123	$ 4,526
Class T	6,319	1,920
Class B	1,907	1,907*
Class C	2,715	2,715*
	$ 16,064	$ 11,068

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,563	.22*
Class T	2,798	.28 *
Class B	2,247	.30 *
Class C	4,520	.20 *
Institutional Class	706	.19 *
	$ 11,834

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $29,898 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 28,638
Class T	2.00%	41,066
Class B	2.50%	30,276
Class C	2.50%	90,081
Institutional Class	1.50%	14,918
		$ 204,979

Certain security trades were directed to brokers who paid $3,668 of the fund's expenses. In addition,through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $135.

7. Other Information.

At the end of the period, FMR or its affiliates and 1 unaffiliated shareholder each held more than 10% of the total outstanding shares of the fund totaling 40.87%.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Year ended November 30,	Year ended November 30,
	2001 A	2001 A
Class A Shares sold	117,051	$ 1,244,323
Shares redeemed	(42,139)	(404,081)
Net increase (decrease)	74,912	$ 840,242
Class T Shares sold	155,696	$ 1,650,462
Shares redeemed	(11,753)	(114,207)
Net increase (decrease)	143,943	$ 1,536,255
Class B Shares sold	118,661	$ 1,263,321
Shares redeemed	(28,405)	(283,947)
Net increase (decrease)	90,256	$ 979,374
Class C Shares sold	300,917	$ 3,340,150
Shares redeemed	(129,509)	(1,282,268)
Net increase (decrease)	171,408	$ 2,057,882
Institutional Class Shares sold	54,252	$ 582,279
Shares redeemed	(15,356)	(168,287)
Net increase (decrease)	38,896	$ 413,992

A Share transactions for each class are for the period December 27, 2000 (commencement of operations) to November 30, 2001.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 11, 2002

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR, Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

David Glancy, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ALSFI-ANN-0102 152794
1.767715.100

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	23	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent Accountants	39	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Dynamic Cap App - CL A	-24.61%	22.20%
Fidelity Adv Dynamic Cap App - CL A (incl. 5.75% sales charge)	-28.95%	15.17%
S&P 500®	-12.22%	-3.59%
Capital Appreciation Funds Average	-16.15%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL A	-24.61%	7.09%
Fidelity Adv Dynamic Cap App - CL A (incl. 5.75% sales charge)	-28.95%	4.95%
S&P 500	-12.22%	-1.24%
Capital Appreciation Funds Average	-16.15%	n/a *

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001 the value of the investment would have grown to $11,517 - a 15.17% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,641 - a 3.59% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap growth funds average was -25.66%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL T	-24.80%	21.30%
Fidelity Adv Dynamic Cap App - CL T (incl. 3.50% sales charge)	-27.43%	17.05%
S&P 500	-12.22%	-3.59%
Capital Appreciation Funds Average	-16.15%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL T	-24.80%	6.82%
Fidelity Adv Dynamic Cap App - CL T (incl. 3.50% sales charge)	-27.43%	5.53%
S&P 500	-12.22%	-1.24%
Capital Appreciation Funds Average	-16.15%	n/a *

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Capital Appreciation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $11,705 - a 17.05% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,641 - a 3.59% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap growth funds average was -25.66%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL B	-25.25%	19.60%
Fidelity Adv Dynamic Cap App - CL B (incl. contingent deferred sales charge)	-28.99%	16.60%
S&P 500	-12.22%	-3.59%
Capital Appreciation Funds Average	-16.15%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL B	-25.25%	6.31%
Fidelity Adv Dynamic Cap App - CL B (incl. contingent deferred sales charge)	-28.99%	5.39%
S&P 500	-12.22%	-1.24%
Capital Appreciation Funds Average	-16.15%	n/a *

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Capital Appreciation Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $11,660 - a 16.60% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,641 - a 3.59% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap growth funds average was -25.66%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL C	-25.19%	19.70%
Fidelity Adv Dynamic Cap App - CL C (incl. contingent deferred sales charge)	-25.94%	19.70%
S&P 500	-12.22%	-3.59%
Capital Appreciation Funds Average	-16.15%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL C	-25.19%	6.34%
Fidelity Adv Dynamic Cap App - CL C (incl. contingent deferred sales charge)	-25.94%	6.34%
S&P 500	-12.22%	-1.24%
Capital Appreciation Funds Average	-16.15%	n/a *

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Capital Appreciation Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $11,970 - a 19.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,641 - a 3.59% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap growth funds average was -25.66%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Fergus Shiel, Portfolio Manager of Fidelity Advisor Dynamic Capital Appreciation Fund

Q. How did the fund perform, Fergus?

A. For the 12-month period that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned -24.61%, -24.80%, -25.25% and -25.19%, respectively. In comparison, the Standard & Poor's 500 Index returned -12.22% and the capital appreciation funds average tracked by Lipper Inc. returned -16.15% for the same period.

Q. What factors caused the fund to underperform both its index and Lipper peer group average?

A. My decision to hold on to selected information technology (IT) stocks that I believed would hold up relatively well despite the sector's weakness was the primary reason for the shortfall in performance. Unfortunately, investors painted most technology stocks with the same unfavorable brush, regardless of their individual merits. When the economy began slowing early in the period, I decided to remain invested primarily in companies with unique product cycles, such as Juniper Networks, BEA Systems and CIENA. I felt their respective product advantages would allow them to weather the decline in corporate IT spending and maintain their earnings growth rates. Although this strategy produced some positive contributors - such as PeopleSoft, which I sold off to take profits, and KLA-Tencor - had I reduced our exposure to this poor-performing sector earlier in the period our relative performance might have been better.

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Fund Talk: The Manager's Overview - continued

Q. Were there any other reasons why you remained fond of technology stocks?

A. I held on to many technology stocks because I believed the sector still offered the best potential for long-term growth, and I expect it to remain a significant component of the fund. History has shown that this sector can rejuvenate itself through new product launches and experience rapid price appreciation under the right investment climate. For example, during the final two months of the period, investors' perception that the economy may have bottomed led to a flurry of IT buying activity, pushing up stock prices in the sector. During this two-month stretch, the fund gained more than 14.50%, outperforming the 9.97% return for the S&P 500 index, with the bulk of the fund's performance coming from its technology exposure. The tech-heavy NASDAQ Composite Index gained 30.46% during the same two-month stretch.

Q. What other key strategies did you put in place?

A. As the period wore on, the fund's sizable position in tobacco stocks grew substantially larger due to market appreciation. In light of this increase, I pared down our holdings by roughly 10% near the end of the period for two reasons. First, our stake in this industry had become too large for my comfort level. Second, I felt I could take some profits in these stocks and redeploy those assets into stocks in more cyclically sensitive areas, such as business-to-business Internet auctions (FreeMarkets), consumer electronics (Best Buy) and recreational vehicles (Winnebago Industries), that I felt could perform better in an improving economic climate. While tobacco stocks continued to have commendable earnings growth and attractive valuations, I didn't believe they were likely to earn dramatically higher profits should the economy resume expansion. Elsewhere, I increased our holdings in selected brokerage stocks, such as Merrill Lynch, which helped the fund, and similarly boosted some energy services stocks, such as Baker Hughes, that had reached attractive valuations and proceeded to rebound late in the year.

Q. What holdings performed well? Which disappointed?

A. Tobacco companies Philip Morris, RJ Reynolds and UST were the top three contributors, benefiting from strong investor demand for steady earnings growth in a difficult economy. Best Buy, another strong performer, bucked the downtrend in the consumer electronics industry and performed well. Elsewhere, Office Depot rose more than 140% during the past year on higher profit margins. In terms of disappointments, I sold out of our positions in Redback Networks and VeriSign, but not before their prices fell; both companies saw revenues decline due to the slowdown in corporate IT spending. A significant reduction in brokerage trading activity hurt Charles Schwab's performance. Some stocks I've mentioned in this report were no longer held at the close of the fiscal year.

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Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Fergus?

A. I believe the economy may have reached the low point in its cyclical downturn. A significant number of fiscal and monetary stimuli have been put in place to spark additional business growth in the months ahead. I can't predict when stocks will react positively to these moves, but history has shown that stimulative efforts of this nature have been effective at improving corporate earnings - a key factor in stock performance. Accordingly, I've positioned the fund in a variety of industries that could benefit from a positive turn of events in earnings growth.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 28, 1998

Size: as of November 30, 2001, more than $376 million

Manager: J. Fergus Shiel, since inception; joined Fidelity in 1989

3

Fergus Shiel on
turnaround situations:

"During the bull market of the 1990s, there were only a small number of very promising corporate turnaround situations because most companies thrived in the buoyant economy. Coming out of the current recession, I believe there are likely to be many opportunities to own good companies that have suffered hardships but now will have the opportunity to increase productivity and boost profits.

"For example, I began buying Office Depot early in the period when the stock fell sharply below its normal trading range. The company had made a strategic decision to cut costs and refocus its spending on growing its new Internet distribution arm while reducing costs in its stores. I felt the stock had potential if the company's efforts were effective. As the period progressed, Office Depot's overall quarterly financial results did improve, and the investment community began to recognize that its restructuring efforts were paying off despite the poor economic climate. When the company announced a share buyback program in October as a sign of conviction in its future, Office Depot's stock approached the $16 per share level - about double our average cost to purchase the stock - and, in November, eclipsed that threshold.

"While this situation worked out well, picking the right turnaround situation can be easier said than done. At the worst of times, all these distressed situations look cheap, but correctly identifying those with the proper management and restructuring plan takes extensive analysis."

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Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
RJ Reynolds Tobacco Holdings, Inc.	14.2	13.7
Philip Morris Companies, Inc.	5.6	9.5
EchoStar Communications Corp. Class A	4.4	4.7
Merrill Lynch & Co., Inc.	2.7	2.0
UST, Inc.	2.4	1.5
Microsoft Corp.	2.2	0.0
Dell Computer Corp.	2.0	0.0
Intel Corp.	1.9	0.0
Lehman Brothers Holdings, Inc.	1.9	2.0
Micron Technology, Inc.	1.9	0.1
	39.2
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.5	24.5
Consumer Staples	25.2	26.9
Consumer Discretionary	20.0	14.7
Financials	12.2	7.1
Health Care	3.5	5.5
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 99.7%		Stocks 86.0%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 14.0%
* Foreign investments	6.6%	** Foreign investments	7.0%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.0%
Automobiles - 1.1%
Monaco Coach Corp. (a)	40,000	$ 780,000
Winnebago Industries, Inc.	97,300	3,279,010
		4,059,010
Hotels, Restaurants & Leisure - 4.2%
Cedar Fair LP (depository unit)	53,600	1,230,120
Celtic PLC (a)(d)	2,588,860	2,896,370
Fairmont Hotels & Resorts, Inc. (a)	42,500	905,175
Harrah's Entertainment, Inc. (a)	40,000	1,289,200
Hilton Hotels Corp.	20,000	198,000
International Game Technology (a)	55,700	3,452,843
Jurys Doyle Hotel Group PLC (United Kingdom)	84,800	549,899
Mandalay Resort Group (a)	60,000	1,296,000
McDonald's Corp.	56,200	1,508,408
MGM Mirage, Inc. (a)	16,000	421,600
Six Flags, Inc. (a)	138,500	1,983,320
Starwood Hotels & Resorts Worldwide, Inc. unit	8,300	225,262
		15,956,197
Household Durables - 1.0%
Black & Decker Corp.	40,000	1,481,600
Centex Corp.	3,200	144,608
Champion Enterprises, Inc. (a)	15,200	183,464
Fleetwood Enterprises, Inc.	163,100	2,046,905
		3,856,577
Leisure Equipment & Products - 1.8%
Hasbro, Inc.	173,600	2,855,720
Mattel, Inc.	205,800	3,788,778
		6,644,498
Media - 4.7%
EchoStar Communications Corp. Class A (a)	620,000	16,411,400
Liberty Media Corp. Class A (a)	50,200	660,130
Reader's Digest Association, Inc. Class A (non-vtg.)	19,100	429,750
		17,501,280
Multiline Retail - 2.5%
Arnotts PLC	34,000	207,225
JCPenney Co., Inc.	107,100	2,713,914
Kmart Corp. (a)	1,093,200	6,668,520
		9,589,659
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 4.7%
Abercrombie & Fitch Co. Class A (a)	120,000	$ 2,880,000
AnnTaylor Stores Corp. (a)	25,100	684,477
Bed Bath & Beyond, Inc. (a)	54,500	1,769,615
Best Buy Co., Inc. (a)	64,100	4,576,099
Chico's FAS, Inc. (a)	32,500	1,030,575
Lowe's Companies, Inc.	61,600	2,791,096
Office Depot, Inc. (a)	120,000	1,938,000
Pier 1 Imports, Inc.	138,000	1,995,480
		17,665,342
TOTAL CONSUMER DISCRETIONARY		75,272,563
CONSUMER STAPLES - 25.2%
Food & Drug Retailing - 1.4%
Duane Reade, Inc. (a)	91,200	3,005,040
Longs Drug Stores Corp.	74,500	1,706,795
Rite Aid Corp. (a)	87,700	411,313
		5,123,148
Food Products - 0.2%
IAWS Group PLC (Ireland)	85,500	655,218
Sara Lee Corp.	10,000	218,800
		874,018
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	34,100	1,137,917
Gillette Co.	51,400	1,680,780
		2,818,697
Tobacco - 22.8%
DIMON, Inc.	375,200	2,322,488
Philip Morris Companies, Inc.	449,700	21,212,349
RJ Reynolds Tobacco Holdings, Inc.	930,000	53,354,100
UST, Inc.	250,200	8,982,180
		85,871,117
TOTAL CONSUMER STAPLES		94,686,980
ENERGY - 3.4%
Energy Equipment & Services - 3.4%
BJ Services Co. (a)	11,500	320,390
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Carbo Ceramics, Inc.	50,000	$ 1,667,500
ENSCO International, Inc.	35,400	712,248
GlobalSantaFe Corp.	106,050	2,566,410
Grey Wolf, Inc. (a)	29,100	80,025
Nabors Industries, Inc. (a)	59,200	1,864,800
National-Oilwell, Inc. (a)	100,000	1,674,000
Newpark Resources, Inc. (a)	59,600	416,604
Noble Drilling Corp. (a)	58,400	1,722,800
W-H Energy Services, Inc. (a)	72,300	1,114,866
Weatherford International, Inc. (a)	20,000	669,400
		12,809,043
FINANCIALS - 12.2%
Banks - 1.1%
Bank One Corp.	114,400	4,283,136
Diversified Financials - 11.1%
American Express Co.	117,600	3,870,216
Bear Stearns Companies, Inc.	68,500	3,938,750
Charles Schwab Corp.	82,400	1,183,264
E*TRADE Group, Inc. (a)	60,000	480,000
Goldman Sachs Group, Inc.	60,000	5,334,000
Instinet Group, Inc.	341,500	2,988,125
Lehman Brothers Holdings, Inc.	107,200	7,091,280
Merrill Lynch & Co., Inc.	198,100	9,922,829
Morgan Stanley Dean Witter & Co.	75,500	4,190,250
SEI Investments Co.	67,000	2,713,500
		41,712,214
TOTAL FINANCIALS		45,995,350
HEALTH CARE - 3.5%
Biotechnology - 0.1%
Neurocrine Biosciences, Inc. (a)	4,000	190,360
Health Care Equipment & Supplies - 2.7%
Baxter International, Inc.	82,000	4,264,000
Becton, Dickinson & Co.	60,600	2,052,522
Cytyc Corp. (a)	161,000	3,934,840
		10,251,362
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 0.7%
Forest Laboratories, Inc. (a)	15,000	$ 1,062,000
Johnson & Johnson	28,400	1,654,300
		2,716,300
TOTAL HEALTH CARE		13,158,022
INDUSTRIALS - 3.0%
Airlines - 0.8%
Alaska Air Group, Inc. (a)	75,000	2,148,750
Ryanair Holdings PLC sponsored ADR (a)	15,000	870,000
		3,018,750
Building Products - 0.3%
Dal-Tile International, Inc. (a)	60,000	1,290,000
Commercial Services & Supplies - 0.8%
Ceridian Corp. (a)	72,600	1,328,580
First Data Corp.	20,000	1,464,800
Herman Miller, Inc.	600	13,116
Marlborough International PLC (a)	122,400	36,203
Steelcase, Inc. Class A	2,200	31,284
		2,873,983
Electrical Equipment - 0.2%
Rockwell International Corp.	50,000	825,000
Marine - 0.6%
Irish Continental Group PLC	373,668	2,126,733
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	43,200	1,266,192
TOTAL INDUSTRIALS		11,400,658
INFORMATION TECHNOLOGY - 31.4%
Communications Equipment - 5.5%
ADC Telecommunications, Inc. (a)	210,000	932,400
CIENA Corp. (a)	374,400	6,645,600
Cisco Systems, Inc. (a)	110,000	2,248,400
Finisar Corp. (a)	71,400	772,548
JDS Uniphase Corp. (a)	214,400	2,161,152
Juniper Networks, Inc. (a)	242,200	5,953,276
Nokia Corp. sponsored ADR	50,000	1,150,500
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc. (a)	10,000	$ 587,200
Tellium, Inc.	39,100	272,527
		20,723,603
Computers & Peripherals - 3.9%
Dell Computer Corp. (a)	270,000	7,541,100
EMC Corp. (a)	250,000	4,197,500
Hewlett-Packard Co.	100,000	2,199,000
Sun Microsystems, Inc. (a)	50,000	712,000
		14,649,600
Electronic Equipment & Instruments - 1.7%
AVX Corp.	59,400	1,235,520
Diebold, Inc.	60,000	2,327,400
Kopin Corp. (a)	91,600	1,478,424
Vishay Intertechnology, Inc. (a)	75,000	1,378,500
		6,419,844
Internet Software & Services - 0.8%
FreeMarkets, Inc. (a)	50,000	987,500
Yahoo!, Inc. (a)	126,900	1,975,833
		2,963,333
IT Consulting & Services - 0.6%
Cap Gemini SA	24,800	1,591,542
KPMG Consulting, Inc.	50,000	827,000
		2,418,542
Semiconductor Equipment & Products - 14.7%
Advanced Micro Devices, Inc. (a)	330,000	4,474,800
Altera Corp. (a)	61,000	1,388,360
Applied Materials, Inc. (a)	45,000	1,788,300
ASML Holding NV (NY Shares) (a)	149,500	2,602,795
Cypress Semiconductor Corp. (a)	142,300	3,275,746
FEI Co. (a)	10,000	292,400
Integrated Circuit Systems, Inc. (a)	56,800	1,063,353
Intel Corp.	220,000	7,185,200
International Rectifier Corp. (a)	16,000	535,360
KLA-Tencor Corp. (a)	45,000	2,260,350
Kulicke & Soffa Industries, Inc. (a)	362,500	5,694,875
Lattice Semiconductor Corp. (a)	95,200	1,848,784
Micron Technology, Inc. (a)	258,400	7,018,144
Novellus Systems, Inc. (a)	30,000	1,142,100
NVIDIA Corp. (a)	10,000	546,400
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Semtech Corp. (a)	77,800	$ 2,996,856
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	408,300	6,504,219
Vitesse Semiconductor Corp. (a)	150,000	1,828,500
Xilinx, Inc. (a)	75,000	2,708,250
		55,154,792
Software - 4.2%
Computer Associates International, Inc.	70,000	2,328,900
Inktomi Corp. (a)	4,600	22,954
Microsoft Corp. (a)	130,000	8,347,300
Peregrine Systems, Inc. (a)	75,300	1,170,915
Sybase, Inc. (a)	280,000	4,032,000
		15,902,069
TOTAL INFORMATION TECHNOLOGY		118,231,783
MATERIALS - 0.4%
Chemicals - 0.3%
Ecolab, Inc.	28,200	1,054,680
Metals & Mining - 0.1%
Steel Dynamics, Inc. (a)	45,000	462,600
TOTAL MATERIALS		1,517,280
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Alphyra Group PLC (a)	587,333	2,316,277
TOTAL COMMON STOCKS (Cost $332,972,011)		375,387,956
Convertible Preferred Stocks - 0.1%

INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Chorum Technologies Series E (c)	2,200	3,476
Procket Networks, Inc. Series C (c)	202,511	405,022
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,037,927)		408,498
Money Market Funds - 0.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.23% (b) (Cost $2,049,068)	2,049,068	$ 2,049,068
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $337,059,006)		377,845,522
NET OTHER ASSETS - (0.4)%		(1,392,033)
NET ASSETS - 100%		$ 376,453,489
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 37,928
Procket Networks, Inc. Series C	2/9/01	$ 1,999,999
(d) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,362,324,474 and $1,319,494,718, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $88,796 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $408,498 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $2,977,818. The weighted average interest rate was 3.56%. At period end there were no interfund loans outstanding.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $345,901,962. Net unrealized appreciation aggregated $31,943,560, of which $68,226,995 related to appreciated investment securities and $36,283,435 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $219,532,000 of which $416,000, $7,343,000 and $211,773,000 will expire on November 30, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (cost $337,059,006) - See accompanying schedule		$ 377,845,522
Receivable for investments sold		9,924,434
Receivable for fund shares sold		346,929
Dividends receivable		112,764
Interest receivable		6,605
Other receivables		53
Total assets		388,236,307
Liabilities
Payable for investments purchased	$ 8,278,070
Payable for fund shares redeemed	2,960,546
Accrued management fee	182,033
Distribution fees payable	212,227
Other payables and accrued expenses	149,942
Total liabilities		11,782,818
Net Assets		$ 376,453,489
Net Assets consist of:
Paid in capital		$ 563,227,906
Undistributed net investment income		814,151
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(228,374,543)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		40,785,975
Net Assets		$ 376,453,489

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,370,988 ÷ 1,994,524 shares)	$12.22
Maximum offering price per share (100/94.25 of $12.22)	$12.97
Class T: Net Asset Value and redemption price per share ($197,287,979 ÷ 16,269,359 shares)	$12.13
Maximum offering price per share (100/96.50 of $12.13)	$12.57
Class B: Net Asset Value and offering price per share ($90,157,012 ÷ 7,540,111 shares) A	$11.96
Class C: Net Asset Value and offering price per share ($60,034,648 ÷ 5,017,374 shares) A	$11.97
Institutional Class: Net Asset Value, offering price and redemption price per share ($4,602,862 ÷ 373,270 shares)	$12.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Dividends		$ 7,064,891
Interest		933,564
Security lending		121,193
Total income		8,119,648
Expenses
Management fee	$ 2,586,373
Transfer agent fees	1,593,160
Distribution fees	3,054,593
Accounting and security lending fees	174,728
Non-interested trustees' compensation	1,612
Custodian fees and expenses	52,159
Audit	26,831
Legal	2,707
Interest	3,240
Miscellaneous	50,745
Total expenses before reductions	7,546,148
Expense reductions	(261,966)	7,284,182
Net investment income		835,466
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $408,161 on sales of investments in affiliated issuers)	(197,231,009)
Foreign currency transactions	(21,316)	(197,252,325)
Change in net unrealized appreciation (depreciation) on:
Investment securities	58,030,769
Assets and liabilities in foreign currencies	51	58,030,820
Net gain (loss)		(139,221,505)
Net increase (decrease) in net assets resulting from operations		$ (138,386,039)

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 835,466	$ (1,358,454)
Net realized gain (loss)	(197,252,325)	(30,256,987)
Change in net unrealized appreciation (depreciation)	58,030,820	(25,580,033)
Net increase (decrease) in net assets resulting from operations	(138,386,039)	(57,195,474)
Share transactions - net increase (decrease)	34,309,374	474,076,093
Total increase (decrease) in net assets	(104,076,665)	416,880,619
Net Assets
Beginning of period	480,530,154	63,649,535
End of period (including undistributed net investment income of $814,151 and $0, respectively)	$ 376,453,489	$ 480,530,154

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.21	$ 13.44	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.00	(.10)
Net realized and unrealized gain (loss)	(4.07)	2.77 H	3.54
Total from investment operations	(3.99)	2.77	3.44
Net asset value, end of period	$ 12.22	$ 16.21	$ 13.44
Total Return B, C, G	(24.61)%	20.61%	34.40%
Ratios to Average Net Assets F
Expenses before expense reductions	1.32%	1.28%	2.42% A
Expenses net of voluntary waivers, if any	1.32%	1.28%	1.75% A
Expenses net of all reductions	1.26%	1.24%	1.70% A
Net investment income (loss)	.56%	.00%	(.94)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,371	$ 30,340	$ 4,493
Portfolio turnover rate	313%	411%	381% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of sales charges.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total returns for periods of less than one year are not annualized.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.13	$ 13.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	(.02)	(.13)
Net realized and unrealized gain (loss)	(4.05)	2.75H	3.53
Total from investment operations	(4.00)	2.73	3.40
Net asset value, end of period	$ 12.13	$ 16.13	$ 13.40
Total Return B, C, G	(24.80)%	20.37%	34.00%
Ratios to Average Net Assets F
Expenses before expense reductions	1.49%	1.46%	2.62% A
Expenses net of voluntary waivers, if any	1.49%	1.46%	2.00% A
Expenses net of all reductions	1.43%	1.42%	1.95% A
Net investment income (loss)	.39%	(.18)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 197,288	$ 249,999	$ 31,971
Portfolio turnover rate	313%	411%	381% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of sales charges.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total returns for periods of less than one year are not annualized.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	(.09)	(.19)
Net realized and unrealized gain (loss)	(4.02)	2.74 H	3.54
Total from investment operations	(4.04)	2.65	3.35
Net asset value, end of period	$ 11.96	$ 16.00	$ 13.35
Total Return B, C, G	(25.25)%	19.85%	33.50%
Ratios to Average Net Assets F
Expenses before expense reductions	2.05%	2.02%	3.16% A
Expenses net of voluntary waivers, if any	2.05%	2.02%	2.50% A
Expenses net of all reductions	1.99%	1.98%	2.45% A
Net investment income (loss)	(.18)%	(.74)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,157	$ 120,934	$ 17,163
Portfolio turnover rate	313%	411%	381% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total returns for periods of less than one year are not annualized.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	(.08)	(.19)
Net realized and unrealized gain (loss)	(4.02)	2.73H	3.54
Total from investment operations	(4.03)	2.65	3.35
Net asset value, end of period	$ 11.97	$ 16.00	$ 13.35
Total Return B, C, G	(25.19)%	19.85%	33.50%
Ratios to Average Net Assets F
Expenses before expense reductions	1.96%	1.95%	3.12% A
Expenses net of voluntary waivers, if any	1.96%	1.95%	2.50% A
Expenses net of all reductions	1.90%	1.91%	2.45% A
Net investment income (loss)	(.09)%	(.67)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,035	$ 76,639	$ 9,224
Portfolio turnover rate	313%	411%	381% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total returns for periods of less than one year are not annualized.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.30	$ 13.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.04	(.08)
Net realized and unrealized gain (loss)	(4.10)	2.79 G	3.55
Total from investment operations	(3.97)	2.83	3.47
Net asset value, end of period	$ 12.33	$ 16.30	$ 13.47
Total Return B, C	(24.36)%	21.01%	34.70%
Ratios to Average Net Assets F
Expenses before expense reductions	.95%	.96%	2.27% A
Expenses net of voluntary waivers, if any	.95%	.96%	1.50% A
Expenses net of all reductions	.89%	.92%	1.45% A
Net investment income (loss)	.93%	.32%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,603	$ 2,619	$ 798
Portfolio turnover rate	313%	411%	381% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods less than one year are not annualized.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, partnerships, capital loss carryforwards, and losses deferred due to wash sales .

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 71,268	$ 184
Class T	.25%	.25%	1,174,088	1,385
Class B	.75%	.25%	1,086,674	815,004
Class C	.75%	.25%	722,563	206,563
			$ 3,054,593	$ 1,023,136

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 177,508	$ 37,424
Class T	382,570	73,944
Class B	287,423	287,423*
Class C	22,750	22,750*
	$ 870,251	$ 421,541

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 119,286.42
Class T	799,557.34
Class B	440,197.41
Class C	225,495.31
Institutional Class	8,625.30
	$ 1,593,160

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,245,359 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $257,263 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4,703.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	1,124,692	1,839,986	$ 16,750,656	$ 34,088,617
Shares redeemed	(1,001,262)	(303,159)	(13,859,147)	(5,403,570)
Net increase (decrease)	123,430	1,536,827	$ 2,891,509	$ 28,685,047
Class T Shares sold	9,441,481	16,301,074	$ 136,444,689	$ 305,794,009
Shares redeemed	(8,668,166)	(3,191,433)	(116,547,570)	(57,832,151)
Net increase (decrease)	773,315	13,109,641	$ 19,897,119	$ 247,961,858
Class B Shares sold	2,335,984	7,153,668	$ 33,982,241	$ 133,399,628
Shares redeemed	(2,355,479)	(879,537)	(31,148,732)	(16,299,437)
Net increase (decrease)	(19,495)	6,274,131	$ 2,833,509	$ 117,100,191
Class C Shares sold	2,264,032	6,155,913	$ 32,613,761	$ 116,109,411
Shares redeemed	(2,037,459)	(2,056,032)	(26,416,563)	(37,709,821)
Net increase (decrease)	226,573	4,099,881	$ 6,197,198	$ 78,399,590
Institutional Class Shares sold	695,401	122,570	$ 8,788,667	$ 2,318,867
Shares redeemed	(482,790)	(21,137)	(6,298,628)	(389,460)
Net increase (decrease)	212,611	101,433	$ 2,490,039	$ 1,929,407

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Celtic PLC	$ -	$ 727,538	$ -	$ 2,896,370

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 9, 2002

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

J. Fergus Shiel, Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

* Independent trustees

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ARG-ANN-0102 153049
1.733385.102

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Accountants	33	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Inst. Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity ® Adv Dynamic Cap App - Institutional CL	-24.36%	23.30%
S&P 500®	-12.22%	-3.59%
Capital Appreciation Funds Average	-16.15%	n/a *

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - Institutional CL	-24.36%	7.42%
S&P 500	-12.22%	-1.24%
Capital Appreciation Funds Average	-16.15%	n/a *

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by November 30, 2001 the value of the investment would have grown to $12,330 - a 23.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,641 - a 3.59% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap growth funds average was -25.66%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Fergus Shiel, Portfolio Manager of Fidelity Advisor Dynamic Capital Appreciation Fund

Q. How did the fund perform, Fergus?

A. For the 12-month period that ended November 30, 2001, the fund's Institutional Class shares returned -24.36%. In comparison, the Standard & Poor's 500 Index returned -12.22% and the capital appreciation funds average tracked by Lipper Inc. returned -16.15% for the same period.

Q. What factors caused the fund to underperform both its index and Lipper peer group average?

A. My decision to hold on to selected information technology (IT) stocks that I believed would hold up relatively well despite the sector's weakness was the primary reason for the shortfall in performance. Unfortunately, investors painted most technology stocks with the same unfavorable brush, regardless of their individual merits. When the economy began slowing early in the period, I decided to remain invested primarily in companies with unique product cycles, such as Juniper Networks, BEA Systems and CIENA. I felt their respective product advantages would allow them to weather the decline in corporate IT spending and maintain their earnings growth rates. Although this strategy produced some positive contributors - such as PeopleSoft, which I sold off to take profits, and KLA-Tencor - had I reduced our exposure to this poor-performing sector earlier in the period our relative performance might have been better.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Were there any other reasons why you remained fond of technology stocks?

A. I held on to many technology stocks because I believed the sector still offered the best potential for long-term growth, and I expect it to remain a significant component of the fund. History has shown that this sector can rejuvenate itself through new product launches and experience rapid price appreciation under the right investment climate. For example, during the final two months of the period, investors' perception that the economy may have bottomed led to a flurry of IT buying activity, pushing up stock prices in the sector. During this two-month stretch, the fund gained more than 14.50%, outperforming the 9.97% return for the S&P 500 index, with the bulk of the fund's performance coming from its technology exposure. The tech-heavy NASDAQ Composite Index gained 30.46% during the same two-month stretch.

Q. What other key strategies did you put in place?

A. As the period wore on, the fund's sizable position in tobacco stocks grew substantially larger due to market appreciation. In light of this increase, I pared down our holdings by roughly 10% near the end of the period for two reasons. First, our stake in this industry had become too large for my comfort level. Second, I felt I could take some profits in these stocks and redeploy those assets into stocks in more cyclically sensitive areas, such as business-to-business Internet auctions (FreeMarkets), consumer electronics (Best Buy) and recreational vehicles (Winnebago Industries), that I felt could perform better in an improving economic climate. While tobacco stocks continued to have commendable earnings growth and attractive valuations, I didn't believe they were likely to earn dramatically higher profits should the economy resume expansion. Elsewhere, I increased our holdings in selected brokerage stocks, such as Merrill Lynch, which helped the fund, and similarly boosted some energy services stocks, such as Baker Hughes, that had reached attractive valuations and proceeded to rebound late in the year.

Q. What holdings performed well? Which disappointed?

A. Tobacco companies Philip Morris, RJ Reynolds and UST were the top three contributors, benefiting from strong investor demand for steady earnings growth in a difficult economy. Best Buy, another strong performer, bucked the downtrend in the consumer electronics industry and performed well. Elsewhere, Office Depot rose more than 140% during the past year on higher profit margins. In terms of disappointments, I sold out of our positions in Redback Networks and VeriSign, but not before their prices fell; both companies saw revenues decline due to the slowdown in corporate IT spending. A significant reduction in brokerage trading activity hurt Charles Schwab's performance. Some stocks I've mentioned in this report were no longer held at the close of the fiscal year.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Fergus?

A. I believe the economy may have reached the low point in its cyclical downturn. A significant number of fiscal and monetary stimuli have been put in place to spark additional business growth in the months ahead. I can't predict when stocks will react positively to these moves, but history has shown that stimulative efforts of this nature have been effective at improving corporate earnings - a key factor in stock performance. Accordingly, I've positioned the fund in a variety of industries that could benefit from a positive turn of events in earnings growth.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 28, 1998

Size: as of November 30, 2001, more than $376 million

Manager: J. Fergus Shiel, since inception; joined Fidelity in 1989

3

Fergus Shiel on
turnaround situations:

"During the bull market of the 1990s, there were only a small number of very promising corporate turnaround situations because most companies thrived in the buoyant economy. Coming out of the current recession, I believe there are likely to be many opportunities to own good companies that have suffered hardships but now will have the opportunity to increase productivity and boost profits.

"For example, I began buying Office Depot early in the period when the stock fell sharply below its normal trading range. The company had made a strategic decision to cut costs and refocus its spending on growing its new Internet distribution arm while reducing costs in its stores. I felt the stock had potential if the company's efforts were effective. As the period progressed, Office Depot's overall quarterly financial results did improve, and the investment community began to recognize that its restructuring efforts were paying off despite the poor economic climate. When the company announced a share buyback program in October as a sign of conviction in its future, Office Depot's stock approached the $16 per share level - about double our average cost to purchase the stock - and, in November, eclipsed that threshold.

"While this situation worked out well, picking the right turnaround situation can be easier said than done. At the worst of times, all these distressed situations look cheap, but correctly identifying those with the proper management and restructuring plan takes extensive analysis."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
RJ Reynolds Tobacco Holdings, Inc.	14.2	13.7
Philip Morris Companies, Inc.	5.6	9.5
EchoStar Communications Corp. Class A	4.4	4.7
Merrill Lynch & Co., Inc.	2.7	2.0
UST, Inc.	2.4	1.5
Microsoft Corp.	2.2	0.0
Dell Computer Corp.	2.0	0.0
Intel Corp.	1.9	0.0
Lehman Brothers Holdings, Inc.	1.9	2.0
Micron Technology, Inc.	1.9	0.1
	39.2
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.5	24.5
Consumer Staples	25.2	26.9
Consumer Discretionary	20.0	14.7
Financials	12.2	7.1
Health Care	3.5	5.5
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 99.7%		Stocks 86.0%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 14.0%
* Foreign investments	6.6%	** Foreign investments	7.0%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.0%
Automobiles - 1.1%
Monaco Coach Corp. (a)	40,000	$ 780,000
Winnebago Industries, Inc.	97,300	3,279,010
		4,059,010
Hotels, Restaurants & Leisure - 4.2%
Cedar Fair LP (depository unit)	53,600	1,230,120
Celtic PLC (a)(d)	2,588,860	2,896,370
Fairmont Hotels & Resorts, Inc. (a)	42,500	905,175
Harrah's Entertainment, Inc. (a)	40,000	1,289,200
Hilton Hotels Corp.	20,000	198,000
International Game Technology (a)	55,700	3,452,843
Jurys Doyle Hotel Group PLC (United Kingdom)	84,800	549,899
Mandalay Resort Group (a)	60,000	1,296,000
McDonald's Corp.	56,200	1,508,408
MGM Mirage, Inc. (a)	16,000	421,600
Six Flags, Inc. (a)	138,500	1,983,320
Starwood Hotels & Resorts Worldwide, Inc. unit	8,300	225,262
		15,956,197
Household Durables - 1.0%
Black & Decker Corp.	40,000	1,481,600
Centex Corp.	3,200	144,608
Champion Enterprises, Inc. (a)	15,200	183,464
Fleetwood Enterprises, Inc.	163,100	2,046,905
		3,856,577
Leisure Equipment & Products - 1.8%
Hasbro, Inc.	173,600	2,855,720
Mattel, Inc.	205,800	3,788,778
		6,644,498
Media - 4.7%
EchoStar Communications Corp. Class A (a)	620,000	16,411,400
Liberty Media Corp. Class A (a)	50,200	660,130
Reader's Digest Association, Inc. Class A (non-vtg.)	19,100	429,750
		17,501,280
Multiline Retail - 2.5%
Arnotts PLC	34,000	207,225
JCPenney Co., Inc.	107,100	2,713,914
Kmart Corp. (a)	1,093,200	6,668,520
		9,589,659
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 4.7%
Abercrombie & Fitch Co. Class A (a)	120,000	$ 2,880,000
AnnTaylor Stores Corp. (a)	25,100	684,477
Bed Bath & Beyond, Inc. (a)	54,500	1,769,615
Best Buy Co., Inc. (a)	64,100	4,576,099
Chico's FAS, Inc. (a)	32,500	1,030,575
Lowe's Companies, Inc.	61,600	2,791,096
Office Depot, Inc. (a)	120,000	1,938,000
Pier 1 Imports, Inc.	138,000	1,995,480
		17,665,342
TOTAL CONSUMER DISCRETIONARY		75,272,563
CONSUMER STAPLES - 25.2%
Food & Drug Retailing - 1.4%
Duane Reade, Inc. (a)	91,200	3,005,040
Longs Drug Stores Corp.	74,500	1,706,795
Rite Aid Corp. (a)	87,700	411,313
		5,123,148
Food Products - 0.2%
IAWS Group PLC (Ireland)	85,500	655,218
Sara Lee Corp.	10,000	218,800
		874,018
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	34,100	1,137,917
Gillette Co.	51,400	1,680,780
		2,818,697
Tobacco - 22.8%
DIMON, Inc.	375,200	2,322,488
Philip Morris Companies, Inc.	449,700	21,212,349
RJ Reynolds Tobacco Holdings, Inc.	930,000	53,354,100
UST, Inc.	250,200	8,982,180
		85,871,117
TOTAL CONSUMER STAPLES		94,686,980
ENERGY - 3.4%
Energy Equipment & Services - 3.4%
BJ Services Co. (a)	11,500	320,390
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Carbo Ceramics, Inc.	50,000	$ 1,667,500
ENSCO International, Inc.	35,400	712,248
GlobalSantaFe Corp.	106,050	2,566,410
Grey Wolf, Inc. (a)	29,100	80,025
Nabors Industries, Inc. (a)	59,200	1,864,800
National-Oilwell, Inc. (a)	100,000	1,674,000
Newpark Resources, Inc. (a)	59,600	416,604
Noble Drilling Corp. (a)	58,400	1,722,800
W-H Energy Services, Inc. (a)	72,300	1,114,866
Weatherford International, Inc. (a)	20,000	669,400
		12,809,043
FINANCIALS - 12.2%
Banks - 1.1%
Bank One Corp.	114,400	4,283,136
Diversified Financials - 11.1%
American Express Co.	117,600	3,870,216
Bear Stearns Companies, Inc.	68,500	3,938,750
Charles Schwab Corp.	82,400	1,183,264
E*TRADE Group, Inc. (a)	60,000	480,000
Goldman Sachs Group, Inc.	60,000	5,334,000
Instinet Group, Inc.	341,500	2,988,125
Lehman Brothers Holdings, Inc.	107,200	7,091,280
Merrill Lynch & Co., Inc.	198,100	9,922,829
Morgan Stanley Dean Witter & Co.	75,500	4,190,250
SEI Investments Co.	67,000	2,713,500
		41,712,214
TOTAL FINANCIALS		45,995,350
HEALTH CARE - 3.5%
Biotechnology - 0.1%
Neurocrine Biosciences, Inc. (a)	4,000	190,360
Health Care Equipment & Supplies - 2.7%
Baxter International, Inc.	82,000	4,264,000
Becton, Dickinson & Co.	60,600	2,052,522
Cytyc Corp. (a)	161,000	3,934,840
		10,251,362
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 0.7%
Forest Laboratories, Inc. (a)	15,000	$ 1,062,000
Johnson & Johnson	28,400	1,654,300
		2,716,300
TOTAL HEALTH CARE		13,158,022
INDUSTRIALS - 3.0%
Airlines - 0.8%
Alaska Air Group, Inc. (a)	75,000	2,148,750
Ryanair Holdings PLC sponsored ADR (a)	15,000	870,000
		3,018,750
Building Products - 0.3%
Dal-Tile International, Inc. (a)	60,000	1,290,000
Commercial Services & Supplies - 0.8%
Ceridian Corp. (a)	72,600	1,328,580
First Data Corp.	20,000	1,464,800
Herman Miller, Inc.	600	13,116
Marlborough International PLC (a)	122,400	36,203
Steelcase, Inc. Class A	2,200	31,284
		2,873,983
Electrical Equipment - 0.2%
Rockwell International Corp.	50,000	825,000
Marine - 0.6%
Irish Continental Group PLC	373,668	2,126,733
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	43,200	1,266,192
TOTAL INDUSTRIALS		11,400,658
INFORMATION TECHNOLOGY - 31.4%
Communications Equipment - 5.5%
ADC Telecommunications, Inc. (a)	210,000	932,400
CIENA Corp. (a)	374,400	6,645,600
Cisco Systems, Inc. (a)	110,000	2,248,400
Finisar Corp. (a)	71,400	772,548
JDS Uniphase Corp. (a)	214,400	2,161,152
Juniper Networks, Inc. (a)	242,200	5,953,276
Nokia Corp. sponsored ADR	50,000	1,150,500
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc. (a)	10,000	$ 587,200
Tellium, Inc.	39,100	272,527
		20,723,603
Computers & Peripherals - 3.9%
Dell Computer Corp. (a)	270,000	7,541,100
EMC Corp. (a)	250,000	4,197,500
Hewlett-Packard Co.	100,000	2,199,000
Sun Microsystems, Inc. (a)	50,000	712,000
		14,649,600
Electronic Equipment & Instruments - 1.7%
AVX Corp.	59,400	1,235,520
Diebold, Inc.	60,000	2,327,400
Kopin Corp. (a)	91,600	1,478,424
Vishay Intertechnology, Inc. (a)	75,000	1,378,500
		6,419,844
Internet Software & Services - 0.8%
FreeMarkets, Inc. (a)	50,000	987,500
Yahoo!, Inc. (a)	126,900	1,975,833
		2,963,333
IT Consulting & Services - 0.6%
Cap Gemini SA	24,800	1,591,542
KPMG Consulting, Inc.	50,000	827,000
		2,418,542
Semiconductor Equipment & Products - 14.7%
Advanced Micro Devices, Inc. (a)	330,000	4,474,800
Altera Corp. (a)	61,000	1,388,360
Applied Materials, Inc. (a)	45,000	1,788,300
ASML Holding NV (NY Shares) (a)	149,500	2,602,795
Cypress Semiconductor Corp. (a)	142,300	3,275,746
FEI Co. (a)	10,000	292,400
Integrated Circuit Systems, Inc. (a)	56,800	1,063,353
Intel Corp.	220,000	7,185,200
International Rectifier Corp. (a)	16,000	535,360
KLA-Tencor Corp. (a)	45,000	2,260,350
Kulicke & Soffa Industries, Inc. (a)	362,500	5,694,875
Lattice Semiconductor Corp. (a)	95,200	1,848,784
Micron Technology, Inc. (a)	258,400	7,018,144
Novellus Systems, Inc. (a)	30,000	1,142,100
NVIDIA Corp. (a)	10,000	546,400
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Semtech Corp. (a)	77,800	$ 2,996,856
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	408,300	6,504,219
Vitesse Semiconductor Corp. (a)	150,000	1,828,500
Xilinx, Inc. (a)	75,000	2,708,250
		55,154,792
Software - 4.2%
Computer Associates International, Inc.	70,000	2,328,900
Inktomi Corp. (a)	4,600	22,954
Microsoft Corp. (a)	130,000	8,347,300
Peregrine Systems, Inc. (a)	75,300	1,170,915
Sybase, Inc. (a)	280,000	4,032,000
		15,902,069
TOTAL INFORMATION TECHNOLOGY		118,231,783
MATERIALS - 0.4%
Chemicals - 0.3%
Ecolab, Inc.	28,200	1,054,680
Metals & Mining - 0.1%
Steel Dynamics, Inc. (a)	45,000	462,600
TOTAL MATERIALS		1,517,280
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Alphyra Group PLC (a)	587,333	2,316,277
TOTAL COMMON STOCKS (Cost $332,972,011)		375,387,956
Convertible Preferred Stocks - 0.1%

INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Chorum Technologies Series E (c)	2,200	3,476
Procket Networks, Inc. Series C (c)	202,511	405,022
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,037,927)		408,498
Money Market Funds - 0.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.23% (b) (Cost $2,049,068)	2,049,068	$ 2,049,068
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $337,059,006)		377,845,522
NET OTHER ASSETS - (0.4)%		(1,392,033)
NET ASSETS - 100%		$ 376,453,489
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 37,928
Procket Networks, Inc. Series C	2/9/01	$ 1,999,999
(d) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,362,324,474 and $1,319,494,718, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $88,796 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $408,498 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $2,977,818. The weighted average interest rate was 3.56%. At period end there were no interfund loans outstanding.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $345,901,962. Net unrealized appreciation aggregated $31,943,560, of which $68,226,995 related to appreciated investment securities and $36,283,435 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $219,532,000 of which $416,000, $7,343,000 and $211,773,000 will expire on November 30, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (cost $337,059,006) - See accompanying schedule		$ 377,845,522
Receivable for investments sold		9,924,434
Receivable for fund shares sold		346,929
Dividends receivable		112,764
Interest receivable		6,605
Other receivables		53
Total assets		388,236,307
Liabilities
Payable for investments purchased	$ 8,278,070
Payable for fund shares redeemed	2,960,546
Accrued management fee	182,033
Distribution fees payable	212,227
Other payables and accrued expenses	149,942
Total liabilities		11,782,818
Net Assets		$ 376,453,489
Net Assets consist of:
Paid in capital		$ 563,227,906
Undistributed net investment income		814,151
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(228,374,543)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		40,785,975
Net Assets		$ 376,453,489

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,370,988 ÷ 1,994,524 shares)	$12.22
Maximum offering price per share (100/94.25 of $12.22)	$12.97
Class T: Net Asset Value and redemption price per share ($197,287,979 ÷ 16,269,359 shares)	$12.13
Maximum offering price per share (100/96.50 of $12.13)	$12.57
Class B: Net Asset Value and offering price per share ($90,157,012 ÷ 7,540,111 shares) A	$11.96
Class C: Net Asset Value and offering price per share ($60,034,648 ÷ 5,017,374 shares) A	$11.97
Institutional Class: Net Asset Value, offering price and redemption price per share ($4,602,862 ÷ 373,270 shares)	$12.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Dividends		$ 7,064,891
Interest		933,564
Security lending		121,193
Total income		8,119,648
Expenses
Management fee	$ 2,586,373
Transfer agent fees	1,593,160
Distribution fees	3,054,593
Accounting and security lending fees	174,728
Non-interested trustees' compensation	1,612
Custodian fees and expenses	52,159
Audit	26,831
Legal	2,707
Interest	3,240
Miscellaneous	50,745
Total expenses before reductions	7,546,148
Expense reductions	(261,966)	7,284,182
Net investment income		835,466
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $408,161 on sales of investments in affiliated issuers)	(197,231,009)
Foreign currency transactions	(21,316)	(197,252,325)
Change in net unrealized appreciation (depreciation) on:
Investment securities	58,030,769
Assets and liabilities in foreign currencies	51	58,030,820
Net gain (loss)		(139,221,505)
Net increase (decrease) in net assets resulting from operations		$ (138,386,039)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 835,466	$ (1,358,454)
Net realized gain (loss)	(197,252,325)	(30,256,987)
Change in net unrealized appreciation (depreciation)	58,030,820	(25,580,033)
Net increase (decrease) in net assets resulting from operations	(138,386,039)	(57,195,474)
Share transactions - net increase (decrease)	34,309,374	474,076,093
Total increase (decrease) in net assets	(104,076,665)	416,880,619
Net Assets
Beginning of period	480,530,154	63,649,535
End of period (including undistributed net investment income of $814,151 and $0, respectively)	$ 376,453,489	$ 480,530,154

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.21	$ 13.44	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.00	(.10)
Net realized and unrealized gain (loss)	(4.07)	2.77 H	3.54
Total from investment operations	(3.99)	2.77	3.44
Net asset value, end of period	$ 12.22	$ 16.21	$ 13.44
Total Return B, C, G	(24.61)%	20.61%	34.40%
Ratios to Average Net Assets F
Expenses before expense reductions	1.32%	1.28%	2.42% A
Expenses net of voluntary waivers, if any	1.32%	1.28%	1.75% A
Expenses net of all reductions	1.26%	1.24%	1.70% A
Net investment income (loss)	.56%	.00%	(.94)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,371	$ 30,340	$ 4,493
Portfolio turnover rate	313%	411%	381% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of sales charges.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total returns for periods of less than one year are not annualized.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.13	$ 13.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	(.02)	(.13)
Net realized and unrealized gain (loss)	(4.05)	2.75H	3.53
Total from investment operations	(4.00)	2.73	3.40
Net asset value, end of period	$ 12.13	$ 16.13	$ 13.40
Total Return B, C, G	(24.80)%	20.37%	34.00%
Ratios to Average Net Assets F
Expenses before expense reductions	1.49%	1.46%	2.62% A
Expenses net of voluntary waivers, if any	1.49%	1.46%	2.00% A
Expenses net of all reductions	1.43%	1.42%	1.95% A
Net investment income (loss)	.39%	(.18)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 197,288	$ 249,999	$ 31,971
Portfolio turnover rate	313%	411%	381% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of sales charges.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total returns for periods of less than one year are not annualized.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	(.09)	(.19)
Net realized and unrealized gain (loss)	(4.02)	2.74 H	3.54
Total from investment operations	(4.04)	2.65	3.35
Net asset value, end of period	$ 11.96	$ 16.00	$ 13.35
Total Return B, C, G	(25.25)%	19.85%	33.50%
Ratios to Average Net Assets F
Expenses before expense reductions	2.05%	2.02%	3.16% A
Expenses net of voluntary waivers, if any	2.05%	2.02%	2.50% A
Expenses net of all reductions	1.99%	1.98%	2.45% A
Net investment income (loss)	(.18)%	(.74)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,157	$ 120,934	$ 17,163
Portfolio turnover rate	313%	411%	381% A
A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total returns for periods of less than one year are not annualized.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	(.08)	(.19)
Net realized and unrealized gain (loss)	(4.02)	2.73H	3.54
Total from investment operations	(4.03)	2.65	3.35
Net asset value, end of period	$ 11.97	$ 16.00	$ 13.35
Total Return B, C, G	(25.19)%	19.85%	33.50%
Ratios to Average Net Assets F
Expenses before expense reductions	1.96%	1.95%	3.12% A
Expenses net of voluntary waivers, if any	1.96%	1.95%	2.50% A
Expenses net of all reductions	1.90%	1.91%	2.45% A
Net investment income (loss)	(.09)%	(.67)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,035	$ 76,639	$ 9,224
Portfolio turnover rate	313%	411%	381% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total returns for periods of less than one year are not annualized.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.30	$ 13.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.04	(.08)
Net realized and unrealized gain (loss)	(4.10)	2.79 G	3.55
Total from investment operations	(3.97)	2.83	3.47
Net asset value, end of period	$ 12.33	$ 16.30	$ 13.47
Total Return B, C	(24.36)%	21.01%	34.70%
Ratios to Average Net Assets F
Expenses before expense reductions	.95%	.96%	2.27% A
Expenses net of voluntary waivers, if any	.95%	.96%	1.50% A
Expenses net of all reductions	.89%	.92%	1.45% A
Net investment income (loss)	.93%	.32%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,603	$ 2,619	$ 798
Portfolio turnover rate	313%	411%	381% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods less than one year are not annualized.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, partnerships, capital loss carryforwards, and losses deferred due to wash sales .

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 71,268	$ 184
Class T	.25%	.25%	1,174,088	1,385
Class B	.75%	.25%	1,086,674	815,004
Class C	.75%	.25%	722,563	206,563
			$ 3,054,593	$ 1,023,136

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 177,508	$ 37,424
Class T	382,570	73,944
Class B	287,423	287,423*
Class C	22,750	22,750*
	$ 870,251	$ 421,541

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 119,286.42
Class T	799,557.34
Class B	440,197.41
Class C	225,495.31
Institutional Class	8,625.30
	$ 1,593,160

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,245,359 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $257,263 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4,703.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	1,124,692	1,839,986	$ 16,750,656	$ 34,088,617
Shares redeemed	(1,001,262)	(303,159)	(13,859,147)	(5,403,570)
Net increase (decrease)	123,430	1,536,827	$ 2,891,509	$ 28,685,047
Class T Shares sold	9,441,481	16,301,074	$ 136,444,689	$ 305,794,009
Shares redeemed	(8,668,166)	(3,191,433)	(116,547,570)	(57,832,151)
Net increase (decrease)	773,315	13,109,641	$ 19,897,119	$ 247,961,858
Class B Shares sold	2,335,984	7,153,668	$ 33,982,241	$ 133,399,628
Shares redeemed	(2,355,479)	(879,537)	(31,148,732)	(16,299,437)
Net increase (decrease)	(19,495)	6,274,131	$ 2,833,509	$ 117,100,191
Class C Shares sold	2,264,032	6,155,913	$ 32,613,761	$ 116,109,411
Shares redeemed	(2,037,459)	(2,056,032)	(26,416,563)	(37,709,821)
Net increase (decrease)	226,573	4,099,881	$ 6,197,198	$ 78,399,590
Institutional Class Shares sold	695,401	122,570	$ 8,788,667	$ 2,318,867
Shares redeemed	(482,790)	(21,137)	(6,298,628)	(389,460)
Net increase (decrease)	212,611	101,433	$ 2,490,039	$ 1,929,407

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Celtic PLC	$ -	$ 727,538	$ -	$ 2,896,370

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 9, 2002

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

J. Fergus Shiel, Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

* Independent trustees

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ARGI-ANN-0102 153050
1.733386.102

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Equity Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	26	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	35	Notes to the financial statements.
Independent Auditors' Report	42	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Equity Value Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2001	Life of fund
Fidelity® Adv Equity Value - CL A	-5.00%
Fidelity Adv Equity Value - CL A (incl. 5.75% sales charge)	-10.46%
Russell 3000 ® Value	-6.45%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, since the fund started on May 9, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Annual Report

Fidelity Advisor Equity Value Fund - Class A
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Class A on May 9, 2001, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have been $8,954 - a 10.46% decrease on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,355 - a 6.45% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fidelity Advisor Equity Value Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2001	Life of fund
Fidelity Adv Equity Value - CL T	-5.10%
Fidelity Adv Equity Value - CL T (incl. 3.50% sales charge)	-8.42%
Russell 3000 Value	-6.45%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, since the fund started on May 9, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Annual Report

Fidelity Advisor Equity Value Fund - Class T
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Value Fund - Class T on May 9, 2001, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have been $9,158 - an 8.42% decrease on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,355 - a 6.45% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fidelity Advisor Equity Value Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return figure is 5%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2001	Life of fund
Fidelity Adv Equity Value - CL B	-5.40%
Fidelity Adv Equity Value - CL B (incl. contingent deferred sales charge)	-10.13%
Russell 3000 Value	-6.45%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, since the fund started on May 9, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Annual Report

Fidelity Advisor Equity Value Fund - Class B
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Value Fund - Class B on May 9, 2001, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $8,987 - a 10.13% decrease on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,355 - a 6.45% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fidelity Advisor Equity Value Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return figure is 1%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2001	Life of fund
Fidelity Adv Equity Value - CL C	-5.40%
Fidelity Adv Equity Value - CL C (incl. contingent deferred sales charge)	-6.35%
Russell 3000 Value	-6.45%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, since the fund started on May 9, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Annual Report

Fidelity Advisor Equity Value Fund - Class C
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Value Fund - Class C on May 9, 2001, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $9,365 - a 6.35% decrease on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,355 - a 6.45% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Steve DuFour, Portfolio Manager of Fidelity Advisor Equity Value Fund

Q. How did the fund perform, Steve?

A. Since its inception on May 9, 2001, through November 30, 2001, the fund's Class A, Class T, Class B and Class C shares declined 5.00%, 5.10%, 5.40% and 5.40%, respectively. In comparison, the Russell 3000 Value Index fell 6.45% during the same period. Going forward, we'll look at the fund's performance at six- and 12-month intervals and compare it to its Lipper peer group.

Q. What factors drove the fund's performance since its inception?

A. Although it was a volatile period, emphasizing stocks of companies that I believed should benefit from an improving economy gave the fund an advantage over its index. At the time of the fund's inception in May, I decided to own economically sensitive stocks during a market climate in which investors were generally selling them in favor of more defensive-oriented stocks. As it turned out, many of our overweighted holdings in these stocks, including Winnebago Industries and Dell Computer, performed quite well during the period, particularly in October and November. During this two-month stretch, the sentiment on Wall Street shifted primarily in favor of stocks leveraged to an economic recovery, as a growing consensus emerged that the prevailing business slowdown had reached its low point. The fund's stock performance within the information technology, industrial and consumer discretionary sectors - while negative on an absolute basis - was better than the index and enhanced the fund's relative return. Our gains in these three areas more than offset our stock selection within the financial sector, which detracted from the fund's relative return. Owning a higher percentage of transaction-fee-based financials, such as top detractors Charles Schwab, Morgan Stanley Dean Witter and Mellon Financial, as opposed to those firms that relied primarily on income from the spreads on loans, didn't work out as well as I expected.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did fee-based financials underperform spread-based financials during the period?

A. Spread-based financials benefited from a number of factors, including the Federal Reserve Board's aggressive moves to lower interest rates and the delayed economic recovery. Fee-based financials were hurt by a combination of a declining stock market, reduced trading volumes and limited underwriting activity. As I mentioned in my shareholder report six months ago, the fund owned fee-based financials to benefit from a potential economic upturn, which would likely have boosted their profits as the markets and trading volumes rose. In hindsight, I may have been early in owning these stocks, but I remained optimistic that the Fed's easing would provide the stimuli necessary to turn the economy around. My strategy in this sector was further jolted by the September attacks, which caused a decline in commerce and further delayed the perception of a quick economic and financial market recovery.

Q. Did the market's unfavorable reaction to the September 11 terrorist attacks create any attractive opportunities?

A. It did, and I took advantage of some of them. The market's decline during the aftermath of September 11 gave me another rare opportunity to upgrade the quality of companies in the portfolio at attractive prices. I especially liked the high caliber of industry-leading companies, such as Dupont, AOL Time Warner, Pfizer and Schwab, that I either boosted our holdings of or in which we established a new position for the fund. In most of these cases, the stocks bounced back sharply toward period end.

Q. What other strategies did you implement during the period?

A. Six months ago, I had a strong bias toward mid-cap companies, which served the fund well during the early part of the period as investors looked favorably on this group because of its attractive valuations relative to larger-cap companies. As the period progressed and investors began scooping up these undervalued mid-cap stocks, their valuations increased. In response, I changed course, reducing the fund's exposure to mid-cap stocks that had appreciated and, with new money that flowed into the fund, I selectively added large-cap stocks that had fallen out of favor. The net result of this strategy was that the fund had more exposure to high-quality, larger-cap companies at attractive prices, such as top performers Microsoft, Hewlett-Packard and Gillette, as the period came to a close.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Steve?

A. I'm cautiously optimistic. I believe that the enormous amount of liquidity the Fed has put into the financial system, coupled with declining oil prices and the recent federal tax cuts, could lead to a stronger economy. As such, I believe the fund's positioning - owning a large number of high-quality companies leveraged to an improving economy - could be beneficial should the economy recover in the months ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: May 9, 2001

Size: as of November 30, 2001, more than $21 million

Manager: Steve DuFour, since inception; joined Fidelity in 1992

3

Steve DuFour on the fund's "go-anywhere" value investment style:

"My overall strategy for managing this fund is to own the stocks that are most attractively valued at any given time, regardless of their market capitalization or historical style orientation. Since the fund is not restricted to policies such as maintaining a dividend yield requirement, I have the flexibility to move around the market capitalization spectrum and find the most-attractively valued opportunities in the market.

"For example, during the brief period since the fund's inception, I redirected its overall emphasis from mid-cap stocks at the start of the period to larger-cap holdings as investor sentiment shifted in favor of mid-cap stocks during the period. The fund's flexible charter allowed me to take profits in several of our mid-cap holdings that had performed well and, in turn, purchase oversold large-cap names that had declined - not as a result of company-specific problems, but due to the market's general decline in response to the unexpected events on September 11. As I evaluated the market near the end of the period, I found the best opportunities in high-quality, larger-cap stocks that typically benefit from economic expansion.

"Shareholders should also be aware that I will be managing a fairly concentrated portfolio, meaning that the largest 10 to 20 holdings will likely represent 25%-50% of the fund's net assets."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
BellSouth Corp.	5.2	3.2
Charles Schwab Corp.	5.0	2.0
Schlumberger Ltd. (NY Shares)	3.6	0.0
AOL Time Warner, Inc.	3.1	0.0
Exxon Mobil Corp.	2.7	4.4
Citigroup, Inc.	2.3	2.2
Merrill Lynch & Co., Inc.	2.3	0.0
Morgan Stanley Dean Witter & Co.	2.2	0.9
Pfizer, Inc.	2.2	0.0
E.I. du Pont de Nemours & Co.	2.1	1.6
	30.7
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.4	19.7
Consumer Discretionary	16.3	13.6
Industrials	10.1	14.7
Information Technology	10.1	7.9
Consumer Staples	9.8	4.4
Asset Allocation (% of fund's net assets)
As of November 30, 2001*		As of May 31, 2001**
	Stocks and Equity Futures 91.0%		Stocks 86.4%
	Convertible Securities 4.6%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets 4.4%		Short-Term Investments and Net Other Assets 12.3%
* Foreign investments	3.8%	** Foreign investments	0.4%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 87.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.5%
Auto Components - 1.1%
Delphi Automotive Systems Corp.	17,230	$ 236,396
Automobiles - 0.3%
General Motors Corp.	200	9,940
Monaco Coach Corp. (a)	900	17,550
Winnebago Industries, Inc.	1,000	33,700
		61,190
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	5,750	154,330
Household Durables - 1.1%
Clayton Homes, Inc.	2,950	41,890
D.R. Horton, Inc.	460	12,889
Fortune Brands, Inc.	120	4,712
Snap-On, Inc.	3,998	125,137
Whirlpool Corp.	740	48,662
		233,290
Leisure Equipment & Products - 0.1%
Mattel, Inc.	750	13,808
Media - 10.2%
AOL Time Warner, Inc. (a)	19,190	669,731
Belo Corp. Series A	4,220	75,454
Cablevision Systems Corp. - NY Group Class A (a)	1,040	43,722
Comcast Corp. Class A (special) (a)	5,190	197,220
Dow Jones & Co., Inc.	1,690	85,548
E.W. Scripps Co. Class A	780	49,803
Gannett Co., Inc.	2,840	197,238
Interpublic Group of Companies, Inc.	3,030	88,264
Liberty Media Corp. Class A (a)	24,840	326,646
McGraw-Hill Companies, Inc.	3,060	172,890
News Corp. Ltd. ADR	1,610	49,427
Omnicom Group, Inc.	1,090	93,587
The New York Times Co. Class A	2,120	96,354
Tribune Co.	1,610	58,121
		2,204,005
Multiline Retail - 1.8%
Costco Wholesale Corp. (a)	3,970	162,294
Federated Department Stores, Inc. (a)	3,540	130,980
Wal-Mart Stores, Inc.	1,510	83,277
		376,551
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.2%
Home Depot, Inc.	980	$ 45,727
TOTAL CONSUMER DISCRETIONARY		3,325,297
CONSUMER STAPLES - 9.8%
Beverages - 2.4%
Anheuser-Busch Companies, Inc.	3,600	155,160
PepsiCo, Inc.	1,950	94,829
The Coca-Cola Co.	5,510	258,750
		508,739
Food & Drug Retailing - 0.2%
Albertson's, Inc.	1,500	50,340
Food Products - 3.4%
General Mills, Inc.	1,990	98,207
Kellogg Co.	7,090	209,084
Kraft Foods, Inc. Class A	2,880	95,386
McCormick & Co., Inc. (non-vtg.)	1,010	43,430
Sara Lee Corp.	4,250	92,990
Suiza Foods Corp. (a)	2,550	153,536
Wm. Wrigley Jr. Co.	900	45,486
		738,119
Household Products - 2.5%
Clorox Co.	2,450	96,824
Colgate-Palmolive Co.	2,960	172,746
Kimberly-Clark Corp.	2,280	132,628
Procter & Gamble Co.	1,700	131,682
		533,880
Personal Products - 0.7%
Gillette Co.	4,530	148,131
Tobacco - 0.6%
Philip Morris Companies, Inc.	2,900	136,793
TOTAL CONSUMER STAPLES		2,116,002
ENERGY - 6.7%
Energy Equipment & Services - 3.6%
Schlumberger Ltd. (NY Shares)	16,350	784,964
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 3.1%
ChevronTexaco Corp.	1,090	$ 92,661
Exxon Mobil Corp.	15,270	571,098
		663,759
TOTAL ENERGY		1,448,723
FINANCIALS - 22.1%
Banks - 5.2%
Bank of America Corp.	3,230	198,257
Bank One Corp.	2,330	87,235
Banknorth Group, Inc.	1,780	38,644
Cathay Bancorp, Inc.	450	27,117
Comerica, Inc.	2,080	106,829
Commerce Bancorp, Inc., New Jersey	720	53,820
Fifth Third Bancorp	4,860	292,037
FleetBoston Financial Corp.	1,360	49,980
Mellon Financial Corp.	4,500	168,255
PNC Financial Services Group, Inc.	780	45,201
SunTrust Banks, Inc.	630	39,854
Wachovia Corp.	350	10,833
		1,118,062
Diversified Financials - 14.3%
Alliance Capital Management Holding LP	1,360	69,129
Capital One Financial Corp.	1,640	82,049
Charles Schwab Corp.	75,020	1,077,287
Citigroup, Inc.	10,350	495,765
Goldman Sachs Group, Inc.	900	80,010
J.P. Morgan Chase & Co.	1,800	67,896
Lehman Brothers Holdings, Inc.	800	52,920
Merrill Lynch & Co., Inc.	9,820	491,884
Morgan Stanley Dean Witter & Co.	8,700	482,850
State Street Corp.	3,510	183,713
		3,083,503
Insurance - 1.9%
MetLife, Inc.	12,210	334,920
The St. Paul Companies, Inc.	1,520	71,562
		406,482
Real Estate - 0.7%
Equity Office Properties Trust	2,020	60,196
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Equity Residential Properties Trust (SBI)	2,000	$ 57,900
Vornado Realty Trust	990	38,907
		157,003
TOTAL FINANCIALS		4,765,050
HEALTH CARE - 5.4%
Health Care Equipment & Supplies - 0.8%
Becton, Dickinson & Co.	720	24,386
Boston Scientific Corp. (a)	1,050	27,930
Haemonetics Corp. (a)	2,600	105,300
Viasys Healthcare, Inc. (a)	310	5,515
Zimmer Holdings, Inc. (a)	180	5,807
		168,938
Health Care Providers & Services - 0.0%
Owens & Minor, Inc.	150	2,820
Pharmaceuticals - 4.6%
American Home Products Corp.	2,350	141,235
Bristol-Myers Squibb Co.	2,870	154,291
Merck & Co., Inc.	1,440	97,560
Pfizer, Inc.	10,960	474,678
Pharmacia Corp.	2,630	116,772
		984,536
TOTAL HEALTH CARE		1,156,294
INDUSTRIALS - 9.8%
Aerospace & Defense - 0.8%
Lockheed Martin Corp.	1,580	73,391
Raytheon Co.	400	13,108
United Technologies Corp.	1,260	75,852
		162,351
Air Freight & Couriers - 0.8%
United Parcel Service, Inc. Class B	2,850	160,227
Airlines - 1.1%
Delta Air Lines, Inc.	8,460	245,171
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.7%
American Standard Companies, Inc. (a)	930	$ 59,055
Masco Corp.	4,170	87,278
		146,333
Commercial Services & Supplies - 0.6%
Avery Dennison Corp.	2,340	126,313
Electrical Equipment - 0.7%
Emerson Electric Co.	2,340	126,500
Hubbell, Inc. Class B	890	24,235
		150,735
Industrial Conglomerates - 0.2%
Minnesota Mining & Manufacturing Co.	440	50,415
Machinery - 2.8%
Eaton Corp.	2,830	196,996
Illinois Tool Works, Inc.	4,190	257,057
Ingersoll-Rand Co.	910	38,120
Navistar International Corp.	1,790	65,496
PACCAR, Inc.	650	39,559
Parker Hannifin Corp.	200	8,210
		605,438
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	210	6,155
Knight Transportation, Inc. (a)	3,590	99,802
Norfolk Southern Corp.	6,370	123,514
Swift Transportation Co., Inc. (a)	3,000	60,720
USFreightways Corp.	1,920	65,318
Werner Enterprises, Inc.	3,410	81,670
		437,179
Trading Companies & Distributors - 0.1%
Genuine Parts Co.	900	30,330
TOTAL INDUSTRIALS		2,114,492
INFORMATION TECHNOLOGY - 7.0%
Communications Equipment - 0.2%
Corning, Inc.	2,350	22,161
JDS Uniphase Corp. (a)	1,900	19,152
Motorola, Inc.	20	333
		41,646
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.2%
Hewlett-Packard Co.	9,030	$ 198,570
Sun Microsystems, Inc. (a)	4,150	59,096
		257,666
Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc. (a)	1,450	39,542
Thermo Electron Corp.	3,780	82,026
		121,568
Semiconductor Equipment & Products - 4.0%
Advanced Micro Devices, Inc. (a)	4,280	58,037
Analog Devices, Inc. (a)	3,700	157,250
Applied Materials, Inc. (a)	820	32,587
Atmel Corp. (a)	1,650	13,613
Cypress Semiconductor Corp. (a)	1,340	30,847
Integrated Silicon Solution (a)	1,000	11,620
Intel Corp.	3,070	100,266
International Rectifier Corp. (a)	1,400	46,844
Kulicke & Soffa Industries, Inc. (a)	200	3,142
Lattice Semiconductor Corp. (a)	520	10,098
Linear Technology Corp.	700	28,721
LSI Logic Corp. (a)	1,340	21,775
Micron Technology, Inc. (a)	7,340	199,354
National Semiconductor Corp. (a)	1,775	53,481
Teradyne, Inc. (a)	500	13,930
Texas Instruments, Inc.	2,330	74,677
		856,242
Software - 1.0%
Legato Systems, Inc. (a)	4,300	42,183
Microsoft Corp. (a)	2,890	185,567
		227,750
TOTAL INFORMATION TECHNOLOGY		1,504,872
MATERIALS - 3.0%
Chemicals - 2.5%
E.I. du Pont de Nemours & Co.	10,400	461,136
Praxair, Inc.	1,390	73,559
RPM, Inc.	800	11,056
		545,751
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Construction Materials - 0.1%
Centex Construction Products, Inc.	500	$ 14,875
Metals & Mining - 0.4%
Newmont Mining Corp.	4,600	90,482
TOTAL MATERIALS		651,108
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 6.9%
ALLTEL Corp.	750	48,810
AT&T Corp.	8,670	151,638
BellSouth Corp.	29,140	1,121,883
Qwest Communications International, Inc.	13,140	156,366
		1,478,697
Wireless Telecommunication Services - 0.1%
American Tower Corp. Class A (a)	3,100	27,280
TOTAL TELECOMMUNICATION SERVICES		1,505,977
UTILITIES - 1.3%
Electric Utilities - 0.9%
AES Corp. (a)	3,220	53,194
FirstEnergy Corp.	1,610	54,386
Southern Co.	1,490	33,898
Wisconsin Energy Corp.	1,880	41,078
		182,556
Gas Utilities - 0.2%
Sempra Energy	2,120	49,099
Water Utilities - 0.2%
American Water Works, Inc.	1,030	42,488
TOTAL UTILITIES		274,143
TOTAL COMMON STOCKS (Cost $18,430,773)		18,861,958
Convertible Preferred Stocks - 3.4%

CONSUMER DISCRETIONARY - 0.6%
Media - 0.6%
Adelphia Communications Corp. Series E, $1.875	4,160	121,876
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 0.3%
Diversified Financials - 0.3%
Xerox Capital Trust II $3.75 (d)	1,080	$ 64,023
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.3%
Northrop Grumman Corp. $7.25	450	47,655
Raytheon Co. $4.13	420	23,756
		71,411
INFORMATION TECHNOLOGY - 2.1%
Communications Equipment - 2.1%
Lucent Technologies, Inc. $80.00 (d)	180	228,690
Motorola, Inc. $3.50	4,690	232,680
		461,370
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Boise Cascade Corp. $3.75	180	9,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $684,317)		727,680
Convertible Bonds - 1.2%
Moody's Ratings (unaudited) (b)		Principal Amount
CONSUMER DISCRETIONARY - 0.2%
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 2.75% 12/1/21 (d)	Ba3	$ 23,000	23,027
Media - 0.1%
NTL Delaware, Inc./NTL, Inc. 5.75% 12/15/09	Caa1	270,000	28,026
TOTAL CONSUMER DISCRETIONARY			51,053
INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 0.6%
Corning, Inc. 3.5% 11/1/08	Baa1	99,100	116,081
Extreme Networks, Inc. 3.5% 12/1/06 (d)	-	7,000	7,000
			123,081
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. 3% 12/1/21 (d)	Baa2	54,000	59,018
Convertible Bonds - continued
Moody's Ratings (unaudited (b)		Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 0.1%
Semtech Corp. 4.5% 2/1/07	CCC+	$ 18,000	$ 20,362
Vitesse Semiconductor Corp. 4% 3/15/05	B2	12,000	9,300
			29,662
Software - 0.0%
Network Associates, Inc. 5.25% 8/15/06 (d)	-	2,000	2,990
TOTAL INFORMATION TECHNOLOGY			214,751
TOTAL CONVERTIBLE BONDS (Cost $292,394)			265,804
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 1.98% to 2.11% 1/3/02 (e) (Cost $59,885)	-	60,000	59,912
Money Market Funds - 7.0%
	Shares
Fidelity Cash Central Fund, 2.23% (c) (Cost $1,515,027)	1,515,027	1,515,027
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $20,982,396)		21,430,381
NET OTHER ASSETS - 0.5%		111,809
NET ASSETS - 100%		$ 21,542,190
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
1 S&P 500 Index Contracts	Dec. 2001	$ 285,000	$ 14,253
8 E-mini S&P 500 Index Contracts	Dec. 2001	456,000	3,490
		$ 741,000	$ 17,743

The face value of futures purchased as a percentage of net assets - 3.4%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $384,748 or 1.8% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $59,912.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $27,116,115 and $6,836,684, respectively.
The market value of futures contracts opened and closed during the period amounted to $723,257 and $0, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,193 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $21,062,997. Net unrealized appreciation aggregated $367,384, of which $1,161,807 related to appreciated investment securities and $794,423 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $770,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (cost $20,982,396) - See accompanying schedule		$ 21,430,381
Receivable for investments sold		430,437
Receivable for fund shares sold		182,748
Dividends receivable		26,158
Interest receivable		10,983
Prepaid expenses		34,020
Total assets		22,114,727
Liabilities
Payable for investments purchased	$ 378,559
Payable for fund shares redeemed	115,840
Accrued management fee	15,579
Distribution fees payable	12,154
Payable for daily variation on futures contracts	2,925
Other payables and accrued expenses	47,480
Total liabilities		572,537
Net Assets		$ 21,542,190
Net Assets consist of:
Paid in capital		$ 21,950,668
Undistributed net investment income		1,621
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(875,827)
Net unrealized appreciation (depreciation) on investments		465,728
Net Assets		$ 21,542,190

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,428,232 ÷ 150,325 shares)	$9.50
Maximum offering price per share (100/94.25 of $9.50)	$10.08
Class T: Net Asset Value and redemption price per share ($9,583,967 ÷ 1,010,083 shares)	$9.49
Maximum offering price per share (100/96.50 of $9.49)	$9.83
Class B: Net Asset Value and offering price per share ($5,103,091 ÷ 539,164 shares) A	$9.46
Class C: Net Asset Value, offering price and redemption price per share ($5,117,623 ÷ 541,070 shares) A	$9.46
Institutional Class: Net Asset Value, offering price and redemption price per share ($309,277 ÷ 32,510 shares)	$9.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	May 9, 2001 (commencement of operations) to November 30, 2001
Investment Income Dividends		$ 97,499
Interest		26,454
Total income		123,953
Expenses
Management fee	$ 36,760
Transfer agent fees	19,463
Distribution fees	44,512
Accounting fees and expenses	33,630
Non-interested trustees' compensation	16
Custodian fees and expenses	16,080
Registration fees	86,807
Audit	29,130
Legal	8
Miscellaneous	3,954
Total expenses before reductions	270,360
Expense reductions	(133,456)	136,904
Net investment income (loss)		(12,951)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(875,827)
Change in net unrealized appreciation (depreciation) on:
Investment securities	447,985
Futures contracts	17,743	465,728
Net gain (loss)		(410,099)
Net increase (decrease) in net assets resulting from operations		$ (423,050)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

May 9, 2001 (commencement of operations) to November 30, 2001
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (12,951)
Net realized gain (loss)	(875,827)
Change in net unrealized appreciation (depreciation)	465,728
Net increase (decrease) in net assets resulting from operations	(423,050)
Share transactions - net increase (decrease)	21,965,240
Total increase (decrease) in net assets	21,542,190
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,621)	$ 21,542,190

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	.01
Net realized and unrealized gain (loss)	(.51)
Total from investment operations	(.50)
Net asset value, end of period	$ 9.50
Total Return B, C, D	(5.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.83% A
Expenses net of voluntary waivers, if any	1.75% A
Expenses net of all reductions	1.71% A
Net investment income	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,428
Portfolio turnover rate	107% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	(.00)
Net realized and unrealized gain (loss)	(.51)
Total from investment operations	(.51)
Net asset value, end of period	$ 9.49
Total Return B, C, D	(5.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.06% A
Expenses net of voluntary waivers, if any	2.00% A
Expenses net of all reductions	1.97% A
Net investment income	(.00)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,584
Portfolio turnover rate	107% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	(.03)
Net realized and unrealized gain (loss)	(.51)
Total from investment operations	(.54)
Net asset value, end of period	$ 9.46
Total Return B, C, D	(5.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.67% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.47% A
Net investment income	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,103
Portfolio turnover rate	107% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	(.03)
Net realized and unrealized gain (loss)	(.51)
Total from investment operations	(.54)
Net asset value, end of period	$ 9.46
Total Return B, C, D	(5.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.55% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.46% A
Net investment income	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,118
Portfolio turnover rate	107% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.03
Net realized and unrealized gain (loss)	(.52)
Total from investment operations	(.49)
Net asset value, end of period	$ 9.51
Total Return B, C	(4.90)%
Ratios to Average Net Assets F
Expenses before expense reductions	3.44% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.46% A
Net investment income	.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 309
Portfolio turnover rate	107% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 9, 2001 (commencement of operations) to November 30, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. These differences are primarily due to differing treatments for futures, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,032	$ 251
Class T	.25%	.25%	14,232	199
Class B	.75%	.25%	12,777	9,777
Class C	.75%	.25%	16,471	8,421
			$ 44,512	$ 18,648

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 11,703	$ 3,413
Class T	21,181	5,537
Class B	584	584*
Class C	899	899*
	$ 34,367	$ 10,433

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,311	.32*
Class T	8,190	.29*
Class B	5,123	.40*
Class C	4,582	.28*
Institutional Class	257	.17*
	$ 19,463

*Annualized

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $18,105 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 8,605
Class T	2.00%	58,319
Class B	2.50%	27,610
Class C	2.50%	33,590
Institutional Class	1.50%	2,930
		$ 131,054

Certain security trades were directed to brokers who paid $2,402 of the fund's expenses.

Annual Report

Notes to Financial Statements - continued

6. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	November 30,	November 30,
	2001 A	2001 A
Class A Shares sold	184,500	$ 1,783,958
Shares redeemed	(34,175)	(339,517)
Net increase (decrease)	150,325	$ 1,444,441
Class T Shares sold	1,111,379	$ 10,722,357
Shares redeemed	(101,296)	(956,718)
Net increase (decrease)	1,010,083	$ 9,765,639
Class B Shares sold	582,047	$ 5,569,933
Shares redeemed	(42,883)	(409,099)
Net increase (decrease)	539,164	$ 5,160,834
Class C Shares sold	620,446	$ 5,991,712
Shares redeemed	(79,376)	(717,007)
Net increase (decrease)	541,070	$ 5,274,705
Institutional Class Shares sold	37,376	$ 365,056
Shares redeemed	(4,866)	(45,435)
Net increase (decrease)	32,510	$ 319,621

A Share transactions are for the period May 9, 2001 (commencement of sale of shares) to November 30, 2001.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 9, 2001 (commencement of operations) to November 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2001, and the results of its operations, the changes in its net assets, and its financial highlights for the period May 9, 2001 (commencement of operations) to November 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Stephen M. DuFour, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEV-ANN-0102 153024
1.767075.100

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Equity Value

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Independent Auditors' Report	36	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Equity Value Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

Cumulative Total Returns

Period ended November 30, 2001	Life of fund
Fidelity® Adv Equity Value - Inst CL	-4.90%
Russell 3000® Value	-6.45%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, since the fund started on May 9, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Annual Report

Fidelity Advisor Equity Value Fund - Institutional Class
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Institutional Class on May 9, 2001, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have been $9,510 - a 4.90% decrease on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,355 - a 6.45% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Steve DuFour, Portfolio Manager of Fidelity Advisor Equity Value Fund

Q. How did the fund perform, Steve?

A. Since its inception on May 9, 2001 through November 30, 2001, the fund's Institutional Class shares declined 4.90%. In comparison, the Russell 3000 Value Index fell 6.45% during the same period. Going forward, we'll look at the fund's performance at six- and 12-month intervals and compare it to its Lipper peer group.

Q. What factors drove the fund's performance since its inception?

A. Although it was a volatile period, emphasizing stocks of companies that I believed should benefit from an improving economy gave the fund an advantage over its index. At the time of the fund's inception in May, I decided to own economically sensitive stocks during a market climate in which investors were generally selling them in favor of more defensive-oriented stocks. As it turned out, many of our overweighted holdings in these stocks, including Winnebago Industries and Dell Computer, performed quite well during the period, particularly in October and November. During this two-month stretch, the sentiment on Wall Street shifted primarily in favor of stocks leveraged to an economic recovery, as a growing consensus emerged that the prevailing business slowdown had reached its low point. The fund's stock performance within the information technology, industrial and consumer discretionary sectors - while negative on an absolute basis - was better than the index and enhanced the fund's relative return. Our gains in these three areas more than offset our stock selection within the financial sector, which detracted from the fund's relative return. Owning a higher percentage of transaction-fee-based financials, such as top detractors Charles Schwab, Morgan Stanley Dean Witter and Mellon Financial, as opposed to those firms that relied primarily on income from the spreads on loans, didn't work out as well as I expected.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did fee-based financials underperform spread-based financials during the period?

A. Spread-based financials benefited from a number of factors, including the Federal Reserve Board's aggressive moves to lower interest rates and the delayed economic recovery. Fee-based financials were hurt by a combination of a declining stock market, reduced trading volumes and limited underwriting activity. As I mentioned in my shareholder report six months ago, the fund owned fee-based financials to benefit from a potential economic upturn, which would likely have boosted their profits as the markets and trading volumes rose. In hindsight, I may have been early in owning these stocks, but I remained optimistic that the Fed's easing would provide the stimuli necessary to turn the economy around. My strategy in this sector was further jolted by the September attacks, which caused a decline in commerce and further delayed the perception of a quick economic and financial market recovery.

Q. Did the market's unfavorable reaction to the September 11 terrorist attacks create any attractive opportunities?

A. It did, and I took advantage of some of them. The market's decline during the aftermath of September 11 gave me another rare opportunity to upgrade the quality of companies in the portfolio at attractive prices. I especially liked the high caliber of industry-leading companies, such as Dupont, AOL Time Warner, Pfizer and Schwab, that I either boosted our holdings of or in which we established a new position for the fund. In most of these cases, the stocks bounced back sharply toward period end.

Q. What other strategies did you implement during the period?

A. Six months ago, I had a strong bias toward mid-cap companies, which served the fund well during the early part of the period as investors looked favorably on this group because of its attractive valuations relative to larger-cap companies. As the period progressed and investors began scooping up these undervalued mid-cap stocks, their valuations increased. In response, I changed course, reducing the fund's exposure to mid-cap stocks that had appreciated and, with new money that flowed into the fund, I selectively added large-cap stocks that had fallen out of favor. The net result of this strategy was that the fund had more exposure to high-quality, larger-cap companies at attractive prices, such as top performers Microsoft, Hewlett-Packard and Gillette, as the period came to a close.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Steve?

A. I'm cautiously optimistic. I believe that the enormous amount of liquidity the Fed has put into the financial system, coupled with declining oil prices and the recent federal tax cuts, could lead to a stronger economy. As such, I believe the fund's positioning - owning a large number of high-quality companies leveraged to an improving economy - could be beneficial should the economy recover in the months ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: May 9, 2001

Size: as of November 30, 2001, more than $21 million

Manager: Steve DuFour, since inception; joined Fidelity in 1992

3

Steve DuFour on the fund's "go-anywhere" value investment style:

"My overall strategy for managing this fund is to own the stocks that are most attractively valued at any given time, regardless of their market capitalization or historical style orientation. Since the fund is not restricted to policies such as maintaining a dividend yield requirement, I have the flexibility to move around the market capitalization spectrum and find the most-attractively valued opportunities in the market.

"For example, during the brief period since the fund's inception, I redirected its overall emphasis from mid-cap stocks at the start of the period to larger-cap holdings as investor sentiment shifted in favor of mid-cap stocks during the period. The fund's flexible charter allowed me to take profits in several of our mid-cap holdings that had performed well and, in turn, purchase oversold large-cap names that had declined - not as a result of company-specific problems, but due to the market's general decline in response to the unexpected events on September 11. As I evaluated the market near the end of the period, I found the best opportunities in high-quality, larger-cap stocks that typically benefit from economic expansion.

"Shareholders should also be aware that I will be managing a fairly concentrated portfolio, meaning that the largest 10 to 20 holdings will likely represent 25%-50% of the fund's net assets."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
BellSouth Corp.	5.2	3.2
Charles Schwab Corp.	5.0	2.0
Schlumberger Ltd. (NY Shares)	3.6	0.0
AOL Time Warner, Inc.	3.1	0.0
Exxon Mobil Corp.	2.7	4.4
Citigroup, Inc.	2.3	2.2
Merrill Lynch & Co., Inc.	2.3	0.0
Morgan Stanley Dean Witter & Co.	2.2	0.9
Pfizer, Inc.	2.2	0.0
E.I. du Pont de Nemours & Co.	2.1	1.6
	30.7
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.4	19.7
Consumer Discretionary	16.3	13.6
Industrials	10.1	14.7
Information Technology	10.1	7.9
Consumer Staples	9.8	4.4
Asset Allocation (% of fund's net assets)
As of November 30, 2001*		As of May 31, 2001**
	Stocks and Equity Futures 91.0%		Stocks 86.4%
	Convertible Securities 4.6%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets 4.4%		Short-Term Investments and Net Other Assets 12.3%
* Foreign investments	3.8%	** Foreign investments	0.4%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 87.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.5%
Auto Components - 1.1%
Delphi Automotive Systems Corp.	17,230	$ 236,396
Automobiles - 0.3%
General Motors Corp.	200	9,940
Monaco Coach Corp. (a)	900	17,550
Winnebago Industries, Inc.	1,000	33,700
		61,190
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	5,750	154,330
Household Durables - 1.1%
Clayton Homes, Inc.	2,950	41,890
D.R. Horton, Inc.	460	12,889
Fortune Brands, Inc.	120	4,712
Snap-On, Inc.	3,998	125,137
Whirlpool Corp.	740	48,662
		233,290
Leisure Equipment & Products - 0.1%
Mattel, Inc.	750	13,808
Media - 10.2%
AOL Time Warner, Inc. (a)	19,190	669,731
Belo Corp. Series A	4,220	75,454
Cablevision Systems Corp. - NY Group Class A (a)	1,040	43,722
Comcast Corp. Class A (special) (a)	5,190	197,220
Dow Jones & Co., Inc.	1,690	85,548
E.W. Scripps Co. Class A	780	49,803
Gannett Co., Inc.	2,840	197,238
Interpublic Group of Companies, Inc.	3,030	88,264
Liberty Media Corp. Class A (a)	24,840	326,646
McGraw-Hill Companies, Inc.	3,060	172,890
News Corp. Ltd. ADR	1,610	49,427
Omnicom Group, Inc.	1,090	93,587
The New York Times Co. Class A	2,120	96,354
Tribune Co.	1,610	58,121
		2,204,005
Multiline Retail - 1.8%
Costco Wholesale Corp. (a)	3,970	162,294
Federated Department Stores, Inc. (a)	3,540	130,980
Wal-Mart Stores, Inc.	1,510	83,277
		376,551
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.2%
Home Depot, Inc.	980	$ 45,727
TOTAL CONSUMER DISCRETIONARY		3,325,297
CONSUMER STAPLES - 9.8%
Beverages - 2.4%
Anheuser-Busch Companies, Inc.	3,600	155,160
PepsiCo, Inc.	1,950	94,829
The Coca-Cola Co.	5,510	258,750
		508,739
Food & Drug Retailing - 0.2%
Albertson's, Inc.	1,500	50,340
Food Products - 3.4%
General Mills, Inc.	1,990	98,207
Kellogg Co.	7,090	209,084
Kraft Foods, Inc. Class A	2,880	95,386
McCormick & Co., Inc. (non-vtg.)	1,010	43,430
Sara Lee Corp.	4,250	92,990
Suiza Foods Corp. (a)	2,550	153,536
Wm. Wrigley Jr. Co.	900	45,486
		738,119
Household Products - 2.5%
Clorox Co.	2,450	96,824
Colgate-Palmolive Co.	2,960	172,746
Kimberly-Clark Corp.	2,280	132,628
Procter & Gamble Co.	1,700	131,682
		533,880
Personal Products - 0.7%
Gillette Co.	4,530	148,131
Tobacco - 0.6%
Philip Morris Companies, Inc.	2,900	136,793
TOTAL CONSUMER STAPLES		2,116,002
ENERGY - 6.7%
Energy Equipment & Services - 3.6%
Schlumberger Ltd. (NY Shares)	16,350	784,964
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 3.1%
ChevronTexaco Corp.	1,090	$ 92,661
Exxon Mobil Corp.	15,270	571,098
		663,759
TOTAL ENERGY		1,448,723
FINANCIALS - 22.1%
Banks - 5.2%
Bank of America Corp.	3,230	198,257
Bank One Corp.	2,330	87,235
Banknorth Group, Inc.	1,780	38,644
Cathay Bancorp, Inc.	450	27,117
Comerica, Inc.	2,080	106,829
Commerce Bancorp, Inc., New Jersey	720	53,820
Fifth Third Bancorp	4,860	292,037
FleetBoston Financial Corp.	1,360	49,980
Mellon Financial Corp.	4,500	168,255
PNC Financial Services Group, Inc.	780	45,201
SunTrust Banks, Inc.	630	39,854
Wachovia Corp.	350	10,833
		1,118,062
Diversified Financials - 14.3%
Alliance Capital Management Holding LP	1,360	69,129
Capital One Financial Corp.	1,640	82,049
Charles Schwab Corp.	75,020	1,077,287
Citigroup, Inc.	10,350	495,765
Goldman Sachs Group, Inc.	900	80,010
J.P. Morgan Chase & Co.	1,800	67,896
Lehman Brothers Holdings, Inc.	800	52,920
Merrill Lynch & Co., Inc.	9,820	491,884
Morgan Stanley Dean Witter & Co.	8,700	482,850
State Street Corp.	3,510	183,713
		3,083,503
Insurance - 1.9%
MetLife, Inc.	12,210	334,920
The St. Paul Companies, Inc.	1,520	71,562
		406,482
Real Estate - 0.7%
Equity Office Properties Trust	2,020	60,196
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Equity Residential Properties Trust (SBI)	2,000	$ 57,900
Vornado Realty Trust	990	38,907
		157,003
TOTAL FINANCIALS		4,765,050
HEALTH CARE - 5.4%
Health Care Equipment & Supplies - 0.8%
Becton, Dickinson & Co.	720	24,386
Boston Scientific Corp. (a)	1,050	27,930
Haemonetics Corp. (a)	2,600	105,300
Viasys Healthcare, Inc. (a)	310	5,515
Zimmer Holdings, Inc. (a)	180	5,807
		168,938
Health Care Providers & Services - 0.0%
Owens & Minor, Inc.	150	2,820
Pharmaceuticals - 4.6%
American Home Products Corp.	2,350	141,235
Bristol-Myers Squibb Co.	2,870	154,291
Merck & Co., Inc.	1,440	97,560
Pfizer, Inc.	10,960	474,678
Pharmacia Corp.	2,630	116,772
		984,536
TOTAL HEALTH CARE		1,156,294
INDUSTRIALS - 9.8%
Aerospace & Defense - 0.8%
Lockheed Martin Corp.	1,580	73,391
Raytheon Co.	400	13,108
United Technologies Corp.	1,260	75,852
		162,351
Air Freight & Couriers - 0.8%
United Parcel Service, Inc. Class B	2,850	160,227
Airlines - 1.1%
Delta Air Lines, Inc.	8,460	245,171
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.7%
American Standard Companies, Inc. (a)	930	$ 59,055
Masco Corp.	4,170	87,278
		146,333
Commercial Services & Supplies - 0.6%
Avery Dennison Corp.	2,340	126,313
Electrical Equipment - 0.7%
Emerson Electric Co.	2,340	126,500
Hubbell, Inc. Class B	890	24,235
		150,735
Industrial Conglomerates - 0.2%
Minnesota Mining & Manufacturing Co.	440	50,415
Machinery - 2.8%
Eaton Corp.	2,830	196,996
Illinois Tool Works, Inc.	4,190	257,057
Ingersoll-Rand Co.	910	38,120
Navistar International Corp.	1,790	65,496
PACCAR, Inc.	650	39,559
Parker Hannifin Corp.	200	8,210
		605,438
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	210	6,155
Knight Transportation, Inc. (a)	3,590	99,802
Norfolk Southern Corp.	6,370	123,514
Swift Transportation Co., Inc. (a)	3,000	60,720
USFreightways Corp.	1,920	65,318
Werner Enterprises, Inc.	3,410	81,670
		437,179
Trading Companies & Distributors - 0.1%
Genuine Parts Co.	900	30,330
TOTAL INDUSTRIALS		2,114,492
INFORMATION TECHNOLOGY - 7.0%
Communications Equipment - 0.2%
Corning, Inc.	2,350	22,161
JDS Uniphase Corp. (a)	1,900	19,152
Motorola, Inc.	20	333
		41,646
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 1.2%
Hewlett-Packard Co.	9,030	$ 198,570
Sun Microsystems, Inc. (a)	4,150	59,096
		257,666
Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc. (a)	1,450	39,542
Thermo Electron Corp.	3,780	82,026
		121,568
Semiconductor Equipment & Products - 4.0%
Advanced Micro Devices, Inc. (a)	4,280	58,037
Analog Devices, Inc. (a)	3,700	157,250
Applied Materials, Inc. (a)	820	32,587
Atmel Corp. (a)	1,650	13,613
Cypress Semiconductor Corp. (a)	1,340	30,847
Integrated Silicon Solution (a)	1,000	11,620
Intel Corp.	3,070	100,266
International Rectifier Corp. (a)	1,400	46,844
Kulicke & Soffa Industries, Inc. (a)	200	3,142
Lattice Semiconductor Corp. (a)	520	10,098
Linear Technology Corp.	700	28,721
LSI Logic Corp. (a)	1,340	21,775
Micron Technology, Inc. (a)	7,340	199,354
National Semiconductor Corp. (a)	1,775	53,481
Teradyne, Inc. (a)	500	13,930
Texas Instruments, Inc.	2,330	74,677
		856,242
Software - 1.0%
Legato Systems, Inc. (a)	4,300	42,183
Microsoft Corp. (a)	2,890	185,567
		227,750
TOTAL INFORMATION TECHNOLOGY		1,504,872
MATERIALS - 3.0%
Chemicals - 2.5%
E.I. du Pont de Nemours & Co.	10,400	461,136
Praxair, Inc.	1,390	73,559
RPM, Inc.	800	11,056
		545,751
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Construction Materials - 0.1%
Centex Construction Products, Inc.	500	$ 14,875
Metals & Mining - 0.4%
Newmont Mining Corp.	4,600	90,482
TOTAL MATERIALS		651,108
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 6.9%
ALLTEL Corp.	750	48,810
AT&T Corp.	8,670	151,638
BellSouth Corp.	29,140	1,121,883
Qwest Communications International, Inc.	13,140	156,366
		1,478,697
Wireless Telecommunication Services - 0.1%
American Tower Corp. Class A (a)	3,100	27,280
TOTAL TELECOMMUNICATION SERVICES		1,505,977
UTILITIES - 1.3%
Electric Utilities - 0.9%
AES Corp. (a)	3,220	53,194
FirstEnergy Corp.	1,610	54,386
Southern Co.	1,490	33,898
Wisconsin Energy Corp.	1,880	41,078
		182,556
Gas Utilities - 0.2%
Sempra Energy	2,120	49,099
Water Utilities - 0.2%
American Water Works, Inc.	1,030	42,488
TOTAL UTILITIES		274,143
TOTAL COMMON STOCKS (Cost $18,430,773)		18,861,958
Convertible Preferred Stocks - 3.4%

CONSUMER DISCRETIONARY - 0.6%
Media - 0.6%
Adelphia Communications Corp. Series E, $1.875	4,160	121,876
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 0.3%
Diversified Financials - 0.3%
Xerox Capital Trust II $3.75 (d)	1,080	$ 64,023
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.3%
Northrop Grumman Corp. $7.25	450	47,655
Raytheon Co. $4.13	420	23,756
		71,411
INFORMATION TECHNOLOGY - 2.1%
Communications Equipment - 2.1%
Lucent Technologies, Inc. $80.00 (d)	180	228,690
Motorola, Inc. $3.50	4,690	232,680
		461,370
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Boise Cascade Corp. $3.75	180	9,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $684,317)		727,680
Convertible Bonds - 1.2%
Moody's Ratings (unaudited) (b)		Principal Amount
CONSUMER DISCRETIONARY - 0.2%
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 2.75% 12/1/21 (d)	Ba3	$ 23,000	23,027
Media - 0.1%
NTL Delaware, Inc./NTL, Inc. 5.75% 12/15/09	Caa1	270,000	28,026
TOTAL CONSUMER DISCRETIONARY			51,053
INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 0.6%
Corning, Inc. 3.5% 11/1/08	Baa1	99,100	116,081
Extreme Networks, Inc. 3.5% 12/1/06 (d)	-	7,000	7,000
			123,081
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. 3% 12/1/21 (d)	Baa2	54,000	59,018
Convertible Bonds - continued
Moody's Ratings (unaudited (b)		Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 0.1%
Semtech Corp. 4.5% 2/1/07	CCC+	$ 18,000	$ 20,362
Vitesse Semiconductor Corp. 4% 3/15/05	B2	12,000	9,300
			29,662
Software - 0.0%
Network Associates, Inc. 5.25% 8/15/06 (d)	-	2,000	2,990
TOTAL INFORMATION TECHNOLOGY			214,751
TOTAL CONVERTIBLE BONDS (Cost $292,394)			265,804
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 1.98% to 2.11% 1/3/02 (e) (Cost $59,885)	-	60,000	59,912
Money Market Funds - 7.0%
	Shares
Fidelity Cash Central Fund, 2.23% (c) (Cost $1,515,027)	1,515,027	1,515,027
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $20,982,396)		21,430,381
NET OTHER ASSETS - 0.5%		111,809
NET ASSETS - 100%		$ 21,542,190
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
1 S&P 500 Index Contracts	Dec. 2001	$ 285,000	$ 14,253
8 E-mini S&P 500 Index Contracts	Dec. 2001	456,000	3,490
		$ 741,000	$ 17,743

The face value of futures purchased as a percentage of net assets - 3.4%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $384,748 or 1.8% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $59,912.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $27,116,115 and $6,836,684, respectively.
The market value of futures contracts opened and closed during the period amounted to $723,257 and $0, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,193 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $21,062,997. Net unrealized appreciation aggregated $367,384, of which $1,161,807 related to appreciated investment securities and $794,423 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $770,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (cost $20,982,396) - See accompanying schedule		$ 21,430,381
Receivable for investments sold		430,437
Receivable for fund shares sold		182,748
Dividends receivable		26,158
Interest receivable		10,983
Prepaid expenses		34,020
Total assets		22,114,727
Liabilities
Payable for investments purchased	$ 378,559
Payable for fund shares redeemed	115,840
Accrued management fee	15,579
Distribution fees payable	12,154
Payable for daily variation on futures contracts	2,925
Other payables and accrued expenses	47,480
Total liabilities		572,537
Net Assets		$ 21,542,190
Net Assets consist of:
Paid in capital		$ 21,950,668
Undistributed net investment income		1,621
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(875,827)
Net unrealized appreciation (depreciation) on investments		465,728
Net Assets		$ 21,542,190

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,428,232 ÷ 150,325 shares)	$9.50
Maximum offering price per share (100/94.25 of $9.50)	$10.08
Class T: Net Asset Value and redemption price per share ($9,583,967 ÷ 1,010,083 shares)	$9.49
Maximum offering price per share (100/96.50 of $9.49)	$9.83
Class B: Net Asset Value and offering price per share ($5,103,091 ÷ 539,164 shares) A	$9.46
Class C: Net Asset Value, offering price and redemption price per share ($5,117,623 ÷ 541,070 shares) A	$9.46
Institutional Class: Net Asset Value, offering price and redemption price per share ($309,277 ÷ 32,510 shares)	$9.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	May 9, 2001 (commencement of operations) to November 30, 2001
Investment Income Dividends		$ 97,499
Interest		26,454
Total income		123,953
Expenses
Management fee	$ 36,760
Transfer agent fees	19,463
Distribution fees	44,512
Accounting fees and expenses	33,630
Non-interested trustees' compensation	16
Custodian fees and expenses	16,080
Registration fees	86,807
Audit	29,130
Legal	8
Miscellaneous	3,954
Total expenses before reductions	270,360
Expense reductions	(133,456)	136,904
Net investment income (loss)		(12,951)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(875,827)
Change in net unrealized appreciation (depreciation) on:
Investment securities	447,985
Futures contracts	17,743	465,728
Net gain (loss)		(410,099)
Net increase (decrease) in net assets resulting from operations		$ (423,050)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

May 9, 2001 (commencement of operations) to November 30, 2001
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (12,951)
Net realized gain (loss)	(875,827)
Change in net unrealized appreciation (depreciation)	465,728
Net increase (decrease) in net assets resulting from operations	(423,050)
Share transactions - net increase (decrease)	21,965,240
Total increase (decrease) in net assets	21,542,190
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $1,621)	$ 21,542,190

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	.01
Net realized and unrealized gain (loss)	(.51)
Total from investment operations	(.50)
Net asset value, end of period	$ 9.50
Total Return B, C, D	(5.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.83% A
Expenses net of voluntary waivers, if any	1.75% A
Expenses net of all reductions	1.71% A
Net investment income	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,428
Portfolio turnover rate	107% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	(.00)
Net realized and unrealized gain (loss)	(.51)
Total from investment operations	(.51)
Net asset value, end of period	$ 9.49
Total Return B, C, D	(5.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.06% A
Expenses net of voluntary waivers, if any	2.00% A
Expenses net of all reductions	1.97% A
Net investment income	(.00)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,584
Portfolio turnover rate	107% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	(.03)
Net realized and unrealized gain (loss)	(.51)
Total from investment operations	(.54)
Net asset value, end of period	$ 9.46
Total Return B, C, D	(5.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.67% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.47% A
Net investment income	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,103
Portfolio turnover rate	107% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income E	(.03)
Net realized and unrealized gain (loss)	(.51)
Total from investment operations	(.54)
Net asset value, end of period	$ 9.46
Total Return B, C, D	(5.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.55% A
Expenses net of voluntary waivers, if any	2.50% A
Expenses net of all reductions	2.46% A
Net investment income	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,118
Portfolio turnover rate	107% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.03
Net realized and unrealized gain (loss)	(.52)
Total from investment operations	(.49)
Net asset value, end of period	$ 9.51
Total Return B, C	(4.90)%
Ratios to Average Net Assets F
Expenses before expense reductions	3.44% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.46% A
Net investment income	.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 309
Portfolio turnover rate	107% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 9, 2001 (commencement of operations) to November 30, 2001.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. These differences are primarily due to differing treatments for futures, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,032	$ 251
Class T	.25%	.25%	14,232	199
Class B	.75%	.25%	12,777	9,777
Class C	.75%	.25%	16,471	8,421
			$ 44,512	$ 18,648

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 11,703	$ 3,413
Class T	21,181	5,537
Class B	584	584*
Class C	899	899*
	$ 34,367	$ 10,433

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,311	.32*
Class T	8,190	.29*
Class B	5,123	.40*
Class C	4,582	.28*
Institutional Class	257	.17*
	$ 19,463

*Annualized

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $18,105 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 8,605
Class T	2.00%	58,319
Class B	2.50%	27,610
Class C	2.50%	33,590
Institutional Class	1.50%	2,930
		$ 131,054

Certain security trades were directed to brokers who paid $2,402 of the fund's expenses.

Annual Report

Notes to Financial Statements - continued

6. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	November 30,	November 30,
	2001 A	2001 A
Class A Shares sold	184,500	$ 1,783,958
Shares redeemed	(34,175)	(339,517)
Net increase (decrease)	150,325	$ 1,444,441
Class T Shares sold	1,111,379	$ 10,722,357
Shares redeemed	(101,296)	(956,718)
Net increase (decrease)	1,010,083	$ 9,765,639
Class B Shares sold	582,047	$ 5,569,933
Shares redeemed	(42,883)	(409,099)
Net increase (decrease)	539,164	$ 5,160,834
Class C Shares sold	620,446	$ 5,991,712
Shares redeemed	(79,376)	(717,007)
Net increase (decrease)	541,070	$ 5,274,705
Institutional Class Shares sold	37,376	$ 365,056
Shares redeemed	(4,866)	(45,435)
Net increase (decrease)	32,510	$ 319,621

A Share transactions are for the period May 9, 2001 (commencement of sale of shares) to November 30, 2001.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 9, 2001 (commencement of operations) to November 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2001, and the results of its operations, the changes in its net assets, and its financial highlights for the period May 9, 2001 (commencement of operations) to November 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Stephen M. DuFour, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEVI-ANN-0102 153025
1.767074.100

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the last six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	33	Notes to the financial statements.
Report of Independent Accountants	41	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Small Cap - CL A	-3.66%	73.39%
Fidelity Adv Small Cap - CL A (incl. 5.75% sales charge)	-9.20%	63.42%
Russell 2000 ®	4.82%	36.39%
Small Cap Funds Average	1.40%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 933 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL A	-3.66%	18.60%
Fidelity Adv Small Cap - CL A (incl. 5.75% sales charge)	-9.20%	16.44%
Russell 2000	4.82%	10.09%
Small Cap Funds Average	1.40%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Class A on September 9, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $16,342 - a 63.42% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,639 - a 36.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper small-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper small-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the small-cap growth funds average was -8.80%. The one year cumulative and average annual total returns for the small-cap supergroup average was 5.71%.

Annual Report

Fidelity Advisor Small Cap Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL T	-3.86%	71.90%
Fidelity Adv Small Cap - CL T (incl. 3.50% sales charge)	-7.22%	65.89%
Russell 2000	4.82%	36.39%
Small Cap Funds Average	1.40%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 933 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL T	-3.86%	18.28%
Fidelity Adv Small Cap - CL T (incl. 3.50% sales charge)	-7.22%	16.98%
Russell 2000	4.82%	10.09%
Small Cap Funds Average	1.40%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Class T on September 9, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $16,589 - a 65.89% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,639 - a 36.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper small-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper small-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the small-cap growth funds average was -8.80%. The one year cumulative and average annual total returns for the small-cap supergroup average was 5.71%.

Annual Report

Fidelity Advisor Small Cap Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL B	-4.36%	68.95%
Fidelity Adv Small Cap - CL B (incl. contingent deferred sales charge)	-9.14%	65.95%
Russell 2000	4.82%	36.39%
Small Cap Funds Average	1.40%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 933 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL B	-4.36%	17.65%
Fidelity Adv Small Cap - CL B (incl. contingent deferred sales charge)	-9.14%	17.00%
Russell 2000	4.82%	10.09%
Small Cap Funds Average	1.40%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Class B on September 9, 1998, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $16,595 - a 65.95% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,639 - a 36.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper small-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper small-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the small-cap growth funds average was -8.80%. The one year cumulative and average annual total returns for the small-cap supergroup average was 5.71%.

Annual Report

Fidelity Advisor Small Cap Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL C	-4.35%	69.56%
Fidelity Adv Small Cap - CL C (incl. contingent deferred sales charge)	-5.30%	69.56%
Russell 2000	4.82%	36.39%
Small Cap Funds Average	1.40%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 933 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL C	-4.35%	17.78%
Fidelity Adv Small Cap - CL C (incl. contingent deferred sales charge)	-5.30%	17.78%
Russell 2000	4.82%	10.09%
Small Cap Funds Average	1.40%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Class C on September 9, 1998, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $16,956 - a 69.56% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,639 - a 36.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper small-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper small-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the small-cap growth funds average was -8.80%. The one year cumulative and average annual total returns for the small-cap supergroup average was 5.71%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Harry Lange, Portfolio Manager of Fidelity Advisor Small Cap Fund

Q. How did the fund perform, Harry?

A. For the 12 months that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned -3.66%, -3.86%, -4.36% and -4.35%, respectively. The Russell 2000 Index returned 4.82% during the same period, while the small cap funds average returned 1.40%, according to Lipper Inc.

Q. Why did the fund trail both its index and Lipper peer group average during the period?

A. My emphasis on growth stocks hurt the fund in what was mostly a value-driven, defensive-oriented market. I thought investors would embrace aggressive growth stocks as economic improvement took hold, but that improvement never materialized and stocks in defensive areas continued to shine. The fund did have some exposure to value - approximately 40% of its investments - but it wasn't nearly enough.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What strategies did you pursue against this backdrop?

A. One theme that worked well was my focus on non-cyclical stocks that had both growth and value characteristics. I felt a number of these "hybrids" could generate moderate growth in a tough environment, so I added to the fund's positions in names such as Copart, which auctions off salvaged cars via the Internet, and American Italian Pasta. Both stocks contributed positively during the period. A strategy that didn't succeed, on the other hand, was my focus on Internet infrastructure companies, particularly those that help other companies develop internal Web sites. I figured Fortune 500 companies would continue to invest in this part of their business, but I underestimated the breadth of the technology spending slowdown. As a result, the fund's positions in Art Technology, SilverStream Software and Tumbleweed Communications detracted from performance, and I sold out of each by the end of the period.

Q. Were you able to find any good opportunities within the technology sector?

A. The one pocket within technology that did help the fund was analog semiconductors. Semtech in particular was a good stock, as the company benefited from its increased role in providing content for Intel's Pentium 4 chip, as well as from its involvement in developing Xbox, a new video game system from Microsoft. Microsemi - which I later sold out of - was another analog semiconductor holding that performed well.

Q. Relative to the index, the fund's biggest underweighted position during the period was in financial stocks. Did this strategy help or hurt the fund?

A. Unfortunately, the lack of finance-stock exposure hurt considerably. Most bank stocks fall into the value category, and I didn't anticipate that value stocks in general would be so resilient. I also had concerns over credit quality as we entered the period, which led me to shy away from banks and other credit-sensitive areas within the sector. This turned out to be a mistake, as finance stocks continued to benefit from their defensive nature as well as from falling interest rates.

Q. Conversely, the fund got a nice performance boost from some of its media/leisure and retail stocks. Can you elaborate?

A. Good stock picking was key in both areas. On the media/leisure side, the fund's positions in several gaming stocks - including Anchor Gaming - benefited from the addition of a number of new casinos in California. Two retail stocks that performed well during the period were Handleman, which distributes pre-recorded music to chain stores such as Kmart and Wal-Mart, and 1-800-FLOWERS.com.

Q. Industrial stocks declined sharply during the period, yet two industrials - Mettler-Toledo and Waste Connections - were among your larger positions as of November 30. Why?

A. Both were value stocks that exhibited signs of growth. Mettler-Toledo makes scales for the pharmaceutical and biotechnology industries, among others, and the company also came out with a new weight-measurement software product designed to help companies minimize shipping costs. Waste Connections, meanwhile, was able to gain market share in the garbage disposal area. Mettler contributed positively to performance, while Waste Connections was mixed.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which other holdings were disappointments?

A. Executive placement agency Korn/Ferry saw its business growth slide as job opportunities dwindled during the period. Biotechnology also was a challenging place to be, as reflected by the lackluster performance of stocks such as Celgene and Cima Labs, both of which I later sold.

Q. What's your outlook, Harry?

A. The economic stimulus we witnessed during this period - mainly in the form of 10 interest rate cuts - was powerful, but results may take time. Still, I'm optimistic that growth stocks will gradually come back into favor, perhaps at some point during the first half of 2002. With that in mind, I'll most likely position the fund aggressively as we enter the new year to help capitalize on any rebounds.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital by investing primarily in equity securities of companies with small market capitalizations

Start date: September 9, 1998

Size: as of November 30, 2001, more than $1.2 billion

Manager: Harry Lange, since inception; research director, Fidelity Investments Far East, 1988-1992; joined Fidelity in 1987

3

Harry Lange explores the forgotten IPO market:

"If growth comes back into favor in 2002, we may see a revival in initial public offerings, or IPOs. Through the giddy days of 1998 and 1999, hundreds of small companies - mostly in areas like technology and telecommunications - went public and rose in value almost overnight. Then reality set in hard in 2000 and the venture capital faucets have been turned off ever since.

"That being said, there's still a big venture capital industry out there, and my gut feeling is that there are a lot of promising companies chomping at the bit to go public. The tricky part, though, is convincing underwriters to get involved. Most will want to see a sustained period of economic improvement, along with less volatility, particularly with the NASDAQ.

"If I do have some IPOs to research next year, I'll take a different approach than I took in the late 1990s. Back then, for instance, you might have had 10 different companies coming out with a new optical switch. Instead of focusing on who had the best product, what mattered most to me was the types of relationships the smaller companies had with larger firms.

"The events of the last two years, though, have changed that methodology. Now, it's more critical than ever to study a company's product inside and out to determine whether the product has staying power."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Copart, Inc.	5.6	3.2
Mettler-Toledo International, Inc.	5.1	2.2
American Italian Pasta Co. Class A	4.7	4.0
LNR Property Corp.	3.7	2.6
Brunswick Corp.	3.4	3.2
Lennar Corp.	2.9	2.4
Semtech Corp.	2.6	0.8
Millipore Corp.	2.4	2.0
Robert Mondavi Corp. Class A	2.2	2.7
Waste Connections, Inc.	2.1	0.6
	34.7
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	28.7	27.5
Information Technology	21.9	17.4
Industrials	13.1	18.8
Consumer Staples	9.5	6.9
Financials	6.9	5.5
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 93.2%		Stocks 94.1%
	Short-Term Investments and Net Other Assets 6.8%		Short-Term Investments and Net Other Assets 5.9%
* Foreign investments	4.0%	** Foreign investments	6.2%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 28.7%
Auto Components - 0.3%
American Axle & Manufacturing Holdings, Inc. (a)	200,000	$ 3,890
Distributors - 2.0%
Handleman Co. (a)(c)	1,820,000	25,043
Hotels, Restaurants & Leisure - 3.4%
Anchor Gaming (a)	300,000	18,270
Bally Total Fitness Holding Corp. (a)	22,800	484
WMS Industries, Inc. (a)	1,173,900	24,253
		43,007
Household Durables - 4.2%
A.T. Cross & Co. Class A (a)	321,300	1,703
Beazer Homes USA, Inc. (a)	45,000	3,015
D.R. Horton, Inc.	341,980	9,582
Lennar Corp.	985,000	36,642
Tupperware Corp.	100,000	1,966
		52,908
Internet & Catalog Retail - 0.9%
1-800-FLOWERS.com, Inc. Class A (a)	738,900	10,684
Leisure Equipment & Products - 4.3%
Brunswick Corp.	2,150,600	42,367
Callaway Golf Co.	695,000	11,085
		53,452
Media - 3.1%
Capital Radio PLC	337,435	3,821
Hispanic Broadcasting Corp. (a)	100,000	2,185
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	655,000	9,596
Radio One, Inc.:
Class A (a)	541,000	8,710
Class D (non-vtg.) (a)	882,000	13,909
Scottish Radio Holdings PLC	5,610	66
		38,287
Multiline Retail - 1.2%
SAZABY, Inc.	442,300	14,874
Specialty Retail - 7.7%
AC Moore Arts & Crafts, Inc. (a)	100,000	2,866
Barbeques Galore Ltd. sponsored ADR (a)	50,000	104
Copart, Inc. (a)	2,038,100	69,867
Intimate Brands, Inc. Class A	400,000	5,740
Pacific Sunwear of California, Inc. (a)	20,000	360
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sharper Image Corp. (a)(c)	1,200,000	$ 10,296
Yamada Denki Co. Ltd.	100,000	6,831
		96,064
Textiles & Apparel - 1.6%
Liz Claiborne, Inc.	410,000	20,492
TOTAL CONSUMER DISCRETIONARY		358,701
CONSUMER STAPLES - 9.5%
Beverages - 2.4%
Golden State Vintners, Inc. Class B (a)(c)	378,500	2,070
Robert Mondavi Corp. Class A (a)(c)	799,900	28,028
		30,098
Food & Drug Retailing - 0.5%
Whole Foods Market, Inc. (a)	150,000	6,437
Food Products - 6.6%
American Italian Pasta Co. Class A (a)(c)	1,601,400	59,412
Bunge Ltd.	107,300	2,076
Dole Food Co., Inc.	250,000	5,888
Suiza Foods Corp. (a)	250,200	15,065
		82,441
TOTAL CONSUMER STAPLES		118,976
ENERGY - 2.8%
Energy Equipment & Services - 2.7%
BJ Services Co. (a)	560,000	15,602
Carbo Ceramics, Inc.	250,000	8,338
Nabors Industries, Inc. (a)	100,000	3,150
Rowan Companies, Inc. (a)	230,000	3,758
Smith International, Inc. (a)	60,000	2,716
		33,564
Oil & Gas - 0.1%
Kerr-McGee Corp.	14,501	762
TOTAL ENERGY		34,326
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 6.9%
Banks - 1.0%
Investors Financial Services Corp.	1,200	$ 79
Silicon Valley Bancshares (a)	499,140	12,593
		12,672
Diversified Financials - 0.3%
E*TRADE Group, Inc. (a)	20,000	160
TeraBeam Labs Investors LLC (e)	4,400	0
Waddell & Reed Financial, Inc. Class A	150,000	4,052
		4,212
Insurance - 0.5%
Markel Corp. (a)	20,000	3,665
The PMI Group, Inc.	30,000	1,895
UICI (a)	50,000	715
		6,275
Real Estate - 5.1%
Alexandria Real Estate Equities, Inc.	220,000	9,126
Apartment Investment & Management Co. Class A	73,740	3,281
CBL & Associates Properties, Inc.	52,883	1,648
CenterPoint Properties Trust (SBI)	11,820	579
Duke Realty Corp.	29,580	726
Home Properties of New York, Inc.	2,541	80
LNR Property Corp. (c)	1,600,000	45,760
Reckson Associates Realty Corp.	100,000	2,236
		63,436
TOTAL FINANCIALS		86,595
HEALTH CARE - 4.3%
Biotechnology - 2.5%
Aviron (a)	300,000	11,115
Exelixis, Inc. (a)	200,000	3,170
Human Genome Sciences, Inc. (a)	400,000	17,004
		31,289
Health Care Equipment & Supplies - 0.2%
Resmed, Inc. (a)	50,000	2,925
Vital Signs, Inc.	900	26
		2,951
Health Care Providers & Services - 1.6%
Caremark Rx, Inc. (a)	21,900	329
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Patterson Dental Co. (a)	230,300	$ 8,827
Priority Healthcare Corp. Class B (a)	238,200	7,868
Syncor International Corp. (a)	100,000	2,603
		19,627
TOTAL HEALTH CARE		53,867
INDUSTRIALS - 13.1%
Air Freight & Couriers - 0.6%
Forward Air Corp. (a)	233,400	7,074
Building Products - 0.6%
Dal-Tile International, Inc. (a)	318,100	6,839
Lamson & Sessions Co. (a)	100,000	342
		7,181
Commercial Services & Supplies - 7.3%
Advisory Board Co.	500	13
ChoicePoint, Inc. (a)	149,467	7,040
CompX International, Inc. Class A	18,000	179
Cross Country, Inc.	200,000	5,150
eFunds Corp. (a)	750,700	11,261
FactSet Research Systems, Inc.	265,000	7,945
Korn/Ferry International (a)	928,700	7,987
Labor Ready, Inc. (a)	67,000	306
Modis Professional Services, Inc. (a)	1,500,000	8,625
Pegasus Solutions, Inc. (a)	480,490	6,270
Republic Services, Inc. (a)	600,000	10,350
Waste Connections, Inc. (a)	900,000	26,289
		91,415
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc. (a)	100,000	6,895
Electrical Equipment - 0.6%
AstroPower, Inc. (a)	200,000	7,300
Machinery - 1.5%
Albany International Corp. Class A	100,000	2,024
Circor International, Inc.	125,400	2,164
Oshkosh Truck Co.	200,000	8,540
Quixote Corp.	250,000	5,898
		18,626
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Marine - 1.5%
Knightsbridge Tankers Ltd.	200,000	$ 3,268
Teekay Shipping Corp.	538,090	16,283
		19,551
Trading Companies & Distributors - 0.5%
Fastenal Co.	100,000	6,029
TOTAL INDUSTRIALS		164,071
INFORMATION TECHNOLOGY - 21.9%
Communications Equipment - 1.8%
Andrew Corp. (a)	50,000	1,051
Cable Design Technologies Corp. (a)	1,552,500	19,204
Enterasys Networks, Inc. (a)	200,000	1,982
Lucent Technologies, Inc.	14,867	109
		22,346
Computers & Peripherals - 0.6%
Applied Films Corp. (a)	200,000	5,790
Drexler Technology Corp. (a)	100,000	1,725
O2Micro International Ltd. (a)	21,800	433
		7,948
Electronic Equipment & Instruments - 8.8%
Anixter International, Inc. (a)	200,000	5,754
Avnet, Inc.	133,719	3,176
Benchmark Electronics, Inc. (a)	200,000	3,824
Mettler-Toledo International, Inc. (a)	1,300,000	64,051
Millipore Corp.	501,070	29,914
Roper Industries, Inc.	55,700	2,339
Vishay Intertechnology, Inc. (a)	70,881	1,303
		110,361
Internet Software & Services - 0.2%
Homestore.com, Inc. (a)	300,000	1,098
MatrixOne, Inc. (a)	41,500	343
Travelocity.com, Inc. (a)	45,000	959
Vignette Corp. (a)	15,400	83
		2,483
IT Consulting & Services - 0.2%
Investment Technology Group, Inc. (a)	46,900	2,697
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 8.3%
Cabot Microelectronics Corp. (a)	100,000	$ 6,936
FEI Co. (a)	50,000	1,462
Integrated Circuit Systems, Inc. (a)	545,700	10,216
International Rectifier Corp. (a)	243,250	8,139
Jenoptik AG	56,650	1,155
LAM Research Corp. (a)	500,000	10,960
LTX Corp. (a)	300,000	6,387
Microchip Technology, Inc. (a)	88,965	3,213
MKS Instruments, Inc. (a)	50,000	1,121
Monolithic System Technology, Inc.	27,500	522
Oak Technology, Inc. (a)	500,000	5,820
PDF Solutions, Inc.	13,400	213
Semtech Corp. (a)	835,280	32,175
Silicon Laboratories, Inc. (a)	100,000	2,576
Silicon Storage Technology, Inc. (a)	1,000,000	12,330
		103,225
Software - 2.0%
Actuate Corp. (a)	100,000	476
J.D. Edwards & Co. (a)	500,000	6,595
Numerical Technologies, Inc. (a)	200,000	5,324
Pumatech, Inc. (d)	55,200	184
RadiSys Corp. (a)	570,000	8,693
Vastera, Inc. (a)	284,800	3,312
		24,584
TOTAL INFORMATION TECHNOLOGY		273,644
MATERIALS - 5.1%
Chemicals - 0.5%
Georgia Gulf Corp.	316,700	5,656
Omnova Solutions, Inc.	100,000	650
		6,306
Construction Materials - 3.6%
Florida Rock Industries, Inc.	786,465	24,184
Martin Marietta Materials, Inc.	500,000	21,250
		45,434
Containers & Packaging - 0.4%
Aptargroup, Inc.	150,000	4,920
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 0.3%
Allegheny Technologies, Inc.	164,600	$ 2,541
Placer Dome, Inc.	93,590	1,015
		3,556
Paper & Forest Products - 0.3%
Georgia-Pacific Group	50,000	1,603
Mercer International, Inc. (SBI) (a)	200,000	1,444
Sino-Forest Corp. Class A (sub. vtg.) (a)	500,000	321
		3,368
TOTAL MATERIALS		63,584
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.0%
TeraBeam Networks (e)	4,400	4
Wireless Telecommunication Services - 0.5%
Boston Communications Group, Inc. (a)	29,200	296
Metro One Telecommunications, Inc. (a)	100,000	3,438
Triton PCS Holdings, Inc. Class A (a)	100,000	3,011
		6,745
TOTAL TELECOMMUNICATION SERVICES		6,749
UTILITIES - 0.4%
Electric Utilities - 0.4%
Black Hills Corp.	177,900	5,470
TOTAL COMMON STOCKS (Cost $1,030,288)		1,165,983
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (e) (Cost $124)	7,200	11
Money Market Funds - 8.3%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.23% (b) (Cost $103,746)	103,746,492	$ 103,746
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,134,158)		1,269,740
NET OTHER ASSETS - (1.5)%		(18,714)
NET ASSETS - 100%		$ 1,251,026
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $184,000 or 0.0% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 124
TeraBeam Labs Investors LLC	7/12/01	$ 0
TeraBeam Networks	4/7/00	$ 17
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,068,496,000 and $1,048,032,000 respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $76,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,000 or 0.0% of net assets.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,136,530,000. Net unrealized appreciation aggregated $133,210,000, of which $220,505,000 related to appreciated investment securities and $87,295,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $153,964,000 of which $2,487,000 and $151,477,000 will expire on November 30, 2008 and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $20,055,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $24,703) (cost $1,134,158) - See accompanying schedule		$ 1,269,740
Receivable for investments sold		14,190
Receivable for fund shares sold		2,507
Dividends receivable		638
Interest receivable		179
Total assets		1,287,254
Liabilities
Payable for investments purchased	$ 4,008
Payable for fund shares redeemed	5,016
Accrued management fee	745
Distribution fees payable	657
Other payables and accrued expenses	410
Collateral on securities loaned, at value	25,392
Total liabilities		36,228
Net Assets		$ 1,251,026
Net Assets consist of:
Paid in capital		$ 1,291,864
Undistributed net investment income		33
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(176,453)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		135,582
Net Assets		$ 1,251,026

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($104,602 ÷ 6,217 shares)	$16.83
Maximum offering price per share (100/94.25 of $16.83)	$17.86
Class T: Net Asset Value and redemption price per share ($611,356 ÷ 36,613 shares)	$16.70
Maximum offering price per share (100/96.50 of $16.70)	$17.31
Class B: Net Asset Value and offering price per share ($270,518 ÷ 16,449 shares) A	$16.45
Class C: Net Asset Value and offering price per share ($203,818 ÷ 12,349 shares) A	$16.51
Institutional Class: Net Asset Value, offering price and redemption price per share ($60,732 ÷ 3,578 shares)	$16.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends (including $100 received from affiliated issuers)		$ 7,797
Interest		3,372
Security lending		367
Total income		11,536
Expenses
Management fee	$ 9,604
Transfer agent fees	4,069
Distribution fees	8,575
Accounting and security lending fees	343
Non-interested trustees' compensation	5
Custodian fees and expenses	62
Registration fees	14
Audit	39
Legal	7
Miscellaneous	228
Total expenses before reductions	22,946
Expense reductions	(229)	22,717
Net investment income (loss)		(11,181)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $19,377 on sales of investments in affiliated issuers)	(148,310)
Foreign currency transactions	(28)	(148,338)
Change in net unrealized appreciation (depreciation) on:
Investment securities	99,567
Assets and liabilities in foreign currencies	3	99,570
Net gain (loss)		(48,768)
Net increase (decrease) in net assets resulting from operations		$ (59,949)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (11,181)	$ (13,866)
Net realized gain (loss)	(148,338)	(26,469)
Change in net unrealized appreciation (depreciation)	99,570	(163,336)
Net increase (decrease) in net assets resulting from operations	(59,949)	(203,671)
Distributions to shareholders from net realized gains	-	(27,276)
Share transactions - net increase (decrease)	16,158	574,132
Total increase (decrease) in net assets	(43,791)	343,185
Net Assets
Beginning of period	1,294,817	951,632
End of period (including undistributed net investment income of $33 and $89, respectively)	$ 1,251,026	$ 1,294,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.47	$ 19.84	$ 12.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.12) F	(.09) G	(.01)
Net realized and unrealized gain (loss)	(.56)	(1.69)	7.63	2.36
Total from investment operations	(.64)	(1.81)	7.54	2.35
Less Distributions
From net realized gain	-	(.56)	(.05)	-
Net asset value, end of period	$ 16.83	$ 17.47	$ 19.84	$ 12.35
Total Return B, C, D	(3.66)%	(9.59)%	61.19%	23.50%
Ratios to Average Net Assets I
Expenses before expense reductions	1.35%	1.30%	1.36%	2.24% A
Expenses net of voluntary waivers, if any	1.35%	1.30%	1.36%	1.75% A
Expenses net of all reductions	1.34%	1.29%	1.33%	1.68% A
Net investment income (loss)	(.47)%	(.57)%	(.55)%	(.40)% A
Supplemental Data
Net assets, end of period (in millions)	$ 105	$ 104	$ 68	$ 10
Portfolio turnover rate	84%	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period September 9, 1998 (commencement of operations) to November 30, 1998.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.37	$ 19.77	$ 12.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.17) F	(.13) G	(.02)
Net realized and unrealized gain (loss)	(.55)	(1.69)	7.61	2.36
Total from investment operations	(.67)	(1.86)	7.48	2.34
Less Distributions
From net realized gain	-	(.54)	(.05)	-
Net asset value, end of period	$ 16.70	$ 17.37	$ 19.77	$ 12.34
Total Return B, C, D	(3.86)%	(9.87)%	60.75%	23.40%
Ratios to Average Net Assets I
Expenses before expense reductions	1.58%	1.53%	1.59%	2.38% A
Expenses net of voluntary waivers, if any	1.58%	1.53%	1.59%	2.00% A
Expenses net of all reductions	1.57%	1.53%	1.56%	1.93% A
Net investment income (loss)	(.69)%	(.80)%	(.77)%	(.63)% A
Supplemental Data
Net assets, end of period (in millions)	$ 611	$ 625	$ 458	$ 72
Portfolio turnover rate	84%	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period September 9, 1998 (commencement of operations) to November 30, 1998.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.20	$ 19.63	$ 12.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.21)	(.28) F	(.21) G	(.03)
Net realized and unrealized gain (loss)	(.54)	(1.66)	7.58	2.34
Total from investment operations	(.75)	(1.94)	7.37	2.31
Less Distributions
From net realized gain	-	(.49)	(.05)	-
Net asset value, end of period	$ 16.45	$ 17.20	$ 19.63	$ 12.31
Total Return B, C, D	(4.36)%	(10.31)%	60.01%	23.10%
Ratios to Average Net Assets I
Expenses before expense reductions	2.12%	2.06%	2.12%	2.96% A
Expenses net of voluntary waivers, if any	2.12%	2.06%	2.12%	2.50% A
Expenses net of all reductions	2.10%	2.05%	2.09%	2.43% A
Net investment income (loss)	(1.23)%	(1.33)%	(1.30)%	(1.15)% A
Supplemental Data
Net assets, end of period (in millions)	$ 271	$ 287	$ 200	$ 24
Portfolio turnover rate	84%	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period September 9, 1998 (commencement of operations) to November 30, 1998.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.26	$ 19.68	$ 12.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.21)	(.27) F	(.21) G	(.03)
Net realized and unrealized gain (loss)	(.54)	(1.66)	7.60	2.37
Total from investment operations	(.75)	(1.93)	7.39	2.34
Less Distributions
From net realized gain	-	(.49)	(.05)	-
Net asset value, end of period	$ 16.51	$ 17.26	$ 19.68	$ 12.34
Total Return B, C, D	(4.35)%	(10.23)%	60.02%	23.40%
Ratios to Average Net Assets I
Expenses before expense reductions	2.07%	2.02%	2.09%	2.90% A
Expenses net of voluntary waivers, if any	2.07%	2.02%	2.09%	2.50% A
Expenses net of all reductions	2.05%	2.02%	2.06%	2.44% A
Net investment income (loss)	(1.18)%	(1.29)%	(1.27)%	(1.15)% A
Supplemental Data
Net assets, end of period (in millions)	$ 204	$ 220	$ 160	$ 22
Portfolio turnover rate	84%	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period September 9, 1998 (commencement of operations) to November 30, 1998.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 17.55	$ 19.89	$ 12.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	(.05) E	(.04) F	(.00)
Net realized and unrealized gain (loss)	(.57)	(1.70)	7.63	2.35
Total from investment operations	(.58)	(1.75)	7.59	2.35
Less Distributions
From net realized gain	-	(.59)	(.05)	-
Net asset value, end of period	$ 16.97	$ 17.55	$ 19.89	$ 12.35
Total Return B, C	(3.30)%	(9.28)%	61.60%	23.50%
Ratios to Average Net Assets H
Expenses before expense reductions	.96%	.97%	1.05%	1.98% A
Expenses net of voluntary waivers, if any	.96%	.97%	1.05%	1.50% A
Expenses net of all reductions	.95%	.96%	1.02%	1.42% A
Net investment income (loss)	(.07)%	(.24)%	(.24)%	(.15)% A
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 59	$ 67	$ 13
Portfolio turnover rate	84%	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of operations) to November 30, 1998.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 267,000	$ 1,000
Class T	.25%	.25%	3,215,000	9,000
Class B	.75%	.25%	2,891,000	2,168,000
Class C	.75%	.25%	2,202,000	503,000
			$ 8,575,000	$ 2,681,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 312,000	$ 97,000
Class T	399,000	104,000
Class B	864,000	864,000 *
Class C	65,000	65,000 *
	$ 1,640,000	$ 1,130,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 349,000.33
Class T	1,966,000.31
Class B	990,000.34
Class C	650,000.29
Institutional Class	114,000.18
	$ 4,069,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,205,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $222,000 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $7,000.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net realized gain
Class A	$ -	$ 2,040
Class T	-	13,514
Class B	-	5,372
Class C	-	4,278
Institutional Class	-	2,072
Total	$ -	$ 27,276

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	2,782	4,062	$ 49,328	$ 87,506
Reinvestment of distributions	-	90	-	1,888
Shares redeemed	(2,505)	(1,615)	(44,070)	(34,152)
Net increase (decrease)	277	2,537	$ 5,258	$ 55,242
Class T Shares sold	13,859	25,746	$ 247,143	$ 553,391
Reinvestment of distributions	-	606	-	12,682
Shares redeemed	(13,209)	(13,534)	(232,273)	(288,272)
Net increase (decrease)	650	12,818	$ 14,870	$ 277,801
Class B Shares sold	3,368	8,732	$ 58,897	$ 187,110
Reinvestment of distributions	-	203	-	4,232
Shares redeemed	(3,573)	(2,456)	(61,196)	(51,649)
Net increase (decrease)	(205)	6,479	$ (2,299)	$ 139,693
Class C Shares sold	4,193	8,099	$ 74,685	$ 173,815
Reinvestment of distributions	-	171	-	3,564
Shares redeemed	(4,615)	(3,608)	(80,239)	(75,026)
Net increase (decrease)	(422)	4,662	$ (5,554)	$ 102,353
Institutional Class Shares sold	2,479	3,664	$ 44,310	$ 78,069
Reinvestment of distributions	-	66	-	1,379
Shares redeemed	(2,280)	(3,734)	(40,427)	(80,405)
Net increase (decrease)	199	(4)	$ 3,883	$ (957)

Annual Report

Notes to Financial Statements - continued

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Advanced Power Technology, Inc.	$ -	$ 2,953	$ -	$ -
American Italian Pasta Co. Class A	19,293	-	-	59,412
Gadzooks, Inc.	-	932	-	-
Golden State Vinters, Inc. Class B	-	-	-	2,070
Handleman Co.	5,826	-	-	25,043
LNR Property Corp.	12,558	-	54	45,760
Polymer Group, Inc.	-	10,957	46	-
Robert Mondavi Corp. Class A	14,646	-	-	28,028
Sharper Image Corp.	6,447	-	-	10,296
SilverStream Software, Inc.	-	15,249	-	-
WMS Industries, Inc..	-	1,420	-	-
TOTALS	$ 58,770	$ 31,511	$ 100	$ 170,609

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 10, 2002

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Harry Lange, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ASCF-ANN-0102 153169
1.713164.103

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Small Cap

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the last six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Accountants	35	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Small Cap - Inst CL	-3.30%	75.07%
Russell 2000®	4.82%	36.39%
Small Cap Funds Average	1.40%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 933 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Small Cap - Inst CL	-3.30%	18.95%
Russell 2000	4.82%	10.09%
Small Cap Funds Average	1.40%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Institutional Class on September 9, 1998, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $17,507 - a 75.07% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,639 - a 36.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper small-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper small-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the small-cap growth funds average was -8.80%. The one year cumulative and average annual total returns for the small-cap supergroup average was 5.71%.

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Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Harry Lange, Portfolio Manager of Fidelity Advisor Small Cap Fund

Q. How did the fund perform, Harry?

A. For the 12 months that ended November 30, 2001, the fund's Institutional Class shares returned -3.30%. The Russell 2000 Index returned 4.82% during the same period, while the small cap funds average returned 1.40%, according to Lipper Inc.

Q. Why did the fund trail both its index and Lipper peer group average during the period?

A. My emphasis on growth stocks hurt the fund in what was mostly a value-driven, defensive-oriented market. I thought investors would embrace aggressive growth stocks as economic improvement took hold, but that improvement never materialized and stocks in defensive areas continued to shine. The fund did have some exposure to value - approximately 40% of its investments - but it wasn't nearly enough.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What strategies did you pursue against this backdrop?

A. One theme that worked well was my focus on non-cyclical stocks that had both growth and value characteristics. I felt a number of these "hybrids" could generate moderate growth in a tough environment, so I added to the fund's positions in names such as Copart, which auctions off salvaged cars via the Internet, and American Italian Pasta. Both stocks contributed positively during the period. A strategy that didn't succeed, on the other hand, was my focus on Internet infrastructure companies, particularly those that help other companies develop internal Web sites. I figured Fortune 500 companies would continue to invest in this part of their business, but I underestimated the breadth of the technology spending slowdown. As a result, the fund's positions in Art Technology, SilverStream Software and Tumbleweed Communications detracted from performance, and I sold out of each by the end of the period.

Q. Were you able to find any good opportunities within the technology sector?

A. The one pocket within technology that did help the fund was analog semiconductors. Semtech in particular was a good stock, as the company benefited from its increased role in providing content for Intel's Pentium 4 chip, as well as from its involvement in developing Xbox, a new video game system from Microsoft. Microsemi - which I later sold out of - was another analog semiconductor holding that performed well.

Q. Relative to the index, the fund's biggest underweighted position during the period was in financial stocks. Did this strategy help or hurt the fund?

A. Unfortunately, the lack of finance-stock exposure hurt considerably. Most bank stocks fall into the value category, and I didn't anticipate that value stocks in general would be so resilient. I also had concerns over credit quality as we entered the period, which led me to shy away from banks and other credit-sensitive areas within the sector. This turned out to be a mistake, as finance stocks continued to benefit from their defensive nature as well as from falling interest rates.

Q. Conversely, the fund got a nice performance boost from some of its media/leisure and retail stocks. Can you elaborate?

A. Good stock picking was key in both areas. On the media/leisure side, the fund's positions in several gaming stocks - including Anchor Gaming - benefited from the addition of a number of new casinos in California. Two retail stocks that performed well during the period were Handleman, which distributes pre-recorded music to chain stores such as Kmart and Wal-Mart, and 1-800-FLOWERS.com.

Q. Industrial stocks declined sharply during the period, yet two industrials - Mettler-Toledo and Waste Connections - were among your larger positions as of November 30. Why?

A. Both were value stocks that exhibited signs of growth. Mettler-Toledo makes scales for the pharmaceutical and biotechnology industries, among others, and the company also came out with a new weight-measurement software product designed to help companies minimize shipping costs. Waste Connections, meanwhile, was able to gain market share in the garbage disposal area. Mettler contributed positively to performance, while Waste Connections was mixed.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which other holdings were disappointments?

A. Executive placement agency Korn/Ferry saw its business growth slide as job opportunities dwindled during the period. Biotechnology also was a challenging place to be, as reflected by the lackluster performance of stocks such as Celgene and Cima Labs, both of which I later sold.

Q. What's your outlook, Harry?

A. The economic stimulus we witnessed during this period - mainly in the form of 10 interest rate cuts - was powerful, but results may take time. Still, I'm optimistic that growth stocks will gradually come back into favor, perhaps at some point during the first half of 2002. With that in mind, I'll most likely position the fund aggressively as we enter the new year to help capitalize on any rebounds.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital by investing primarily in equity securities of companies with small market capitalizations

Start date: September 9, 1998

Size: as of November 30, 2001, more than $1.2 billion

Manager: Harry Lange, since inception; research director, Fidelity Investments Far East, 1988-1992; joined Fidelity in 1987

3

Harry Lange explores the forgotten IPO market:

"If growth comes back into favor in 2002, we may see a revival in initial public offerings, or IPOs. Through the giddy days of 1998 and 1999, hundreds of small companies - mostly in areas like technology and telecommunications - went public and rose in value almost overnight. Then reality set in hard in 2000 and the venture capital faucets have been turned off ever since.

"That being said, there's still a big venture capital industry out there, and my gut feeling is that there are a lot of promising companies chomping at the bit to go public. The tricky part, though, is convincing underwriters to get involved. Most will want to see a sustained period of economic improvement, along with less volatility, particularly with the NASDAQ.

"If I do have some IPOs to research next year, I'll take a different approach than I took in the late 1990s. Back then, for instance, you might have had 10 different companies coming out with a new optical switch. Instead of focusing on who had the best product, what mattered most to me was the types of relationships the smaller companies had with larger firms.

"The events of the last two years, though, have changed that methodology. Now, it's more critical than ever to study a company's product inside and out to determine whether the product has staying power."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Copart, Inc.	5.6	3.2
Mettler-Toledo International, Inc.	5.1	2.2
American Italian Pasta Co. Class A	4.7	4.0
LNR Property Corp.	3.7	2.6
Brunswick Corp.	3.4	3.2
Lennar Corp.	2.9	2.4
Semtech Corp.	2.6	0.8
Millipore Corp.	2.4	2.0
Robert Mondavi Corp. Class A	2.2	2.7
Waste Connections, Inc.	2.1	0.6
	34.7
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	28.7	27.5
Information Technology	21.9	17.4
Industrials	13.1	18.8
Consumer Staples	9.5	6.9
Financials	6.9	5.5
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 93.2%		Stocks 94.1%
	Short-Term Investments and Net Other Assets 6.8%		Short-Term Investments and Net Other Assets 5.9%
* Foreign investments	4.0%	** Foreign investments	6.2%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 28.7%
Auto Components - 0.3%
American Axle & Manufacturing Holdings, Inc. (a)	200,000	$ 3,890
Distributors - 2.0%
Handleman Co. (a)(c)	1,820,000	25,043
Hotels, Restaurants & Leisure - 3.4%
Anchor Gaming (a)	300,000	18,270
Bally Total Fitness Holding Corp. (a)	22,800	484
WMS Industries, Inc. (a)	1,173,900	24,253
		43,007
Household Durables - 4.2%
A.T. Cross & Co. Class A (a)	321,300	1,703
Beazer Homes USA, Inc. (a)	45,000	3,015
D.R. Horton, Inc.	341,980	9,582
Lennar Corp.	985,000	36,642
Tupperware Corp.	100,000	1,966
		52,908
Internet & Catalog Retail - 0.9%
1-800-FLOWERS.com, Inc. Class A (a)	738,900	10,684
Leisure Equipment & Products - 4.3%
Brunswick Corp.	2,150,600	42,367
Callaway Golf Co.	695,000	11,085
		53,452
Media - 3.1%
Capital Radio PLC	337,435	3,821
Hispanic Broadcasting Corp. (a)	100,000	2,185
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	655,000	9,596
Radio One, Inc.:
Class A (a)	541,000	8,710
Class D (non-vtg.) (a)	882,000	13,909
Scottish Radio Holdings PLC	5,610	66
		38,287
Multiline Retail - 1.2%
SAZABY, Inc.	442,300	14,874
Specialty Retail - 7.7%
AC Moore Arts & Crafts, Inc. (a)	100,000	2,866
Barbeques Galore Ltd. sponsored ADR (a)	50,000	104
Copart, Inc. (a)	2,038,100	69,867
Intimate Brands, Inc. Class A	400,000	5,740
Pacific Sunwear of California, Inc. (a)	20,000	360
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sharper Image Corp. (a)(c)	1,200,000	$ 10,296
Yamada Denki Co. Ltd.	100,000	6,831
		96,064
Textiles & Apparel - 1.6%
Liz Claiborne, Inc.	410,000	20,492
TOTAL CONSUMER DISCRETIONARY		358,701
CONSUMER STAPLES - 9.5%
Beverages - 2.4%
Golden State Vintners, Inc. Class B (a)(c)	378,500	2,070
Robert Mondavi Corp. Class A (a)(c)	799,900	28,028
		30,098
Food & Drug Retailing - 0.5%
Whole Foods Market, Inc. (a)	150,000	6,437
Food Products - 6.6%
American Italian Pasta Co. Class A (a)(c)	1,601,400	59,412
Bunge Ltd.	107,300	2,076
Dole Food Co., Inc.	250,000	5,888
Suiza Foods Corp. (a)	250,200	15,065
		82,441
TOTAL CONSUMER STAPLES		118,976
ENERGY - 2.8%
Energy Equipment & Services - 2.7%
BJ Services Co. (a)	560,000	15,602
Carbo Ceramics, Inc.	250,000	8,338
Nabors Industries, Inc. (a)	100,000	3,150
Rowan Companies, Inc. (a)	230,000	3,758
Smith International, Inc. (a)	60,000	2,716
		33,564
Oil & Gas - 0.1%
Kerr-McGee Corp.	14,501	762
TOTAL ENERGY		34,326
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 6.9%
Banks - 1.0%
Investors Financial Services Corp.	1,200	$ 79
Silicon Valley Bancshares (a)	499,140	12,593
		12,672
Diversified Financials - 0.3%
E*TRADE Group, Inc. (a)	20,000	160
TeraBeam Labs Investors LLC (e)	4,400	0
Waddell & Reed Financial, Inc. Class A	150,000	4,052
		4,212
Insurance - 0.5%
Markel Corp. (a)	20,000	3,665
The PMI Group, Inc.	30,000	1,895
UICI (a)	50,000	715
		6,275
Real Estate - 5.1%
Alexandria Real Estate Equities, Inc.	220,000	9,126
Apartment Investment & Management Co. Class A	73,740	3,281
CBL & Associates Properties, Inc.	52,883	1,648
CenterPoint Properties Trust (SBI)	11,820	579
Duke Realty Corp.	29,580	726
Home Properties of New York, Inc.	2,541	80
LNR Property Corp. (c)	1,600,000	45,760
Reckson Associates Realty Corp.	100,000	2,236
		63,436
TOTAL FINANCIALS		86,595
HEALTH CARE - 4.3%
Biotechnology - 2.5%
Aviron (a)	300,000	11,115
Exelixis, Inc. (a)	200,000	3,170
Human Genome Sciences, Inc. (a)	400,000	17,004
		31,289
Health Care Equipment & Supplies - 0.2%
Resmed, Inc. (a)	50,000	2,925
Vital Signs, Inc.	900	26
		2,951
Health Care Providers & Services - 1.6%
Caremark Rx, Inc. (a)	21,900	329
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Patterson Dental Co. (a)	230,300	$ 8,827
Priority Healthcare Corp. Class B (a)	238,200	7,868
Syncor International Corp. (a)	100,000	2,603
		19,627
TOTAL HEALTH CARE		53,867
INDUSTRIALS - 13.1%
Air Freight & Couriers - 0.6%
Forward Air Corp. (a)	233,400	7,074
Building Products - 0.6%
Dal-Tile International, Inc. (a)	318,100	6,839
Lamson & Sessions Co. (a)	100,000	342
		7,181
Commercial Services & Supplies - 7.3%
Advisory Board Co.	500	13
ChoicePoint, Inc. (a)	149,467	7,040
CompX International, Inc. Class A	18,000	179
Cross Country, Inc.	200,000	5,150
eFunds Corp. (a)	750,700	11,261
FactSet Research Systems, Inc.	265,000	7,945
Korn/Ferry International (a)	928,700	7,987
Labor Ready, Inc. (a)	67,000	306
Modis Professional Services, Inc. (a)	1,500,000	8,625
Pegasus Solutions, Inc. (a)	480,490	6,270
Republic Services, Inc. (a)	600,000	10,350
Waste Connections, Inc. (a)	900,000	26,289
		91,415
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc. (a)	100,000	6,895
Electrical Equipment - 0.6%
AstroPower, Inc. (a)	200,000	7,300
Machinery - 1.5%
Albany International Corp. Class A	100,000	2,024
Circor International, Inc.	125,400	2,164
Oshkosh Truck Co.	200,000	8,540
Quixote Corp.	250,000	5,898
		18,626
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Marine - 1.5%
Knightsbridge Tankers Ltd.	200,000	$ 3,268
Teekay Shipping Corp.	538,090	16,283
		19,551
Trading Companies & Distributors - 0.5%
Fastenal Co.	100,000	6,029
TOTAL INDUSTRIALS		164,071
INFORMATION TECHNOLOGY - 21.9%
Communications Equipment - 1.8%
Andrew Corp. (a)	50,000	1,051
Cable Design Technologies Corp. (a)	1,552,500	19,204
Enterasys Networks, Inc. (a)	200,000	1,982
Lucent Technologies, Inc.	14,867	109
		22,346
Computers & Peripherals - 0.6%
Applied Films Corp. (a)	200,000	5,790
Drexler Technology Corp. (a)	100,000	1,725
O2Micro International Ltd. (a)	21,800	433
		7,948
Electronic Equipment & Instruments - 8.8%
Anixter International, Inc. (a)	200,000	5,754
Avnet, Inc.	133,719	3,176
Benchmark Electronics, Inc. (a)	200,000	3,824
Mettler-Toledo International, Inc. (a)	1,300,000	64,051
Millipore Corp.	501,070	29,914
Roper Industries, Inc.	55,700	2,339
Vishay Intertechnology, Inc. (a)	70,881	1,303
		110,361
Internet Software & Services - 0.2%
Homestore.com, Inc. (a)	300,000	1,098
MatrixOne, Inc. (a)	41,500	343
Travelocity.com, Inc. (a)	45,000	959
Vignette Corp. (a)	15,400	83
		2,483
IT Consulting & Services - 0.2%
Investment Technology Group, Inc. (a)	46,900	2,697
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 8.3%
Cabot Microelectronics Corp. (a)	100,000	$ 6,936
FEI Co. (a)	50,000	1,462
Integrated Circuit Systems, Inc. (a)	545,700	10,216
International Rectifier Corp. (a)	243,250	8,139
Jenoptik AG	56,650	1,155
LAM Research Corp. (a)	500,000	10,960
LTX Corp. (a)	300,000	6,387
Microchip Technology, Inc. (a)	88,965	3,213
MKS Instruments, Inc. (a)	50,000	1,121
Monolithic System Technology, Inc.	27,500	522
Oak Technology, Inc. (a)	500,000	5,820
PDF Solutions, Inc.	13,400	213
Semtech Corp. (a)	835,280	32,175
Silicon Laboratories, Inc. (a)	100,000	2,576
Silicon Storage Technology, Inc. (a)	1,000,000	12,330
		103,225
Software - 2.0%
Actuate Corp. (a)	100,000	476
J.D. Edwards & Co. (a)	500,000	6,595
Numerical Technologies, Inc. (a)	200,000	5,324
Pumatech, Inc. (d)	55,200	184
RadiSys Corp. (a)	570,000	8,693
Vastera, Inc. (a)	284,800	3,312
		24,584
TOTAL INFORMATION TECHNOLOGY		273,644
MATERIALS - 5.1%
Chemicals - 0.5%
Georgia Gulf Corp.	316,700	5,656
Omnova Solutions, Inc.	100,000	650
		6,306
Construction Materials - 3.6%
Florida Rock Industries, Inc.	786,465	24,184
Martin Marietta Materials, Inc.	500,000	21,250
		45,434
Containers & Packaging - 0.4%
Aptargroup, Inc.	150,000	4,920
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 0.3%
Allegheny Technologies, Inc.	164,600	$ 2,541
Placer Dome, Inc.	93,590	1,015
		3,556
Paper & Forest Products - 0.3%
Georgia-Pacific Group	50,000	1,603
Mercer International, Inc. (SBI) (a)	200,000	1,444
Sino-Forest Corp. Class A (sub. vtg.) (a)	500,000	321
		3,368
TOTAL MATERIALS		63,584
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.0%
TeraBeam Networks (e)	4,400	4
Wireless Telecommunication Services - 0.5%
Boston Communications Group, Inc. (a)	29,200	296
Metro One Telecommunications, Inc. (a)	100,000	3,438
Triton PCS Holdings, Inc. Class A (a)	100,000	3,011
		6,745
TOTAL TELECOMMUNICATION SERVICES		6,749
UTILITIES - 0.4%
Electric Utilities - 0.4%
Black Hills Corp.	177,900	5,470
TOTAL COMMON STOCKS (Cost $1,030,288)		1,165,983
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (e) (Cost $124)	7,200	11
Money Market Funds - 8.3%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.23% (b) (Cost $103,746)	103,746,492	$ 103,746
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,134,158)		1,269,740
NET OTHER ASSETS - (1.5)%		(18,714)
NET ASSETS - 100%		$ 1,251,026
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $184,000 or 0.0% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 124
TeraBeam Labs Investors LLC	7/12/01	$ 0
TeraBeam Networks	4/7/00	$ 17
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,068,496,000 and $1,048,032,000 respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $76,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,000 or 0.0% of net assets.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,136,530,000. Net unrealized appreciation aggregated $133,210,000, of which $220,505,000 related to appreciated investment securities and $87,295,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $153,964,000 of which $2,487,000 and $151,477,000 will expire on November 30, 2008 and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $20,055,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $24,703) (cost $1,134,158) - See accompanying schedule		$ 1,269,740
Receivable for investments sold		14,190
Receivable for fund shares sold		2,507
Dividends receivable		638
Interest receivable		179
Total assets		1,287,254
Liabilities
Payable for investments purchased	$ 4,008
Payable for fund shares redeemed	5,016
Accrued management fee	745
Distribution fees payable	657
Other payables and accrued expenses	410
Collateral on securities loaned, at value	25,392
Total liabilities		36,228
Net Assets		$ 1,251,026
Net Assets consist of:
Paid in capital		$ 1,291,864
Undistributed net investment income		33
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(176,453)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		135,582
Net Assets		$ 1,251,026

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($104,602 ÷ 6,217 shares)	$16.83
Maximum offering price per share (100/94.25 of $16.83)	$17.86
Class T: Net Asset Value and redemption price per share ($611,356 ÷ 36,613 shares)	$16.70
Maximum offering price per share (100/96.50 of $16.70)	$17.31
Class B: Net Asset Value and offering price per share ($270,518 ÷ 16,449 shares) A	$16.45
Class C: Net Asset Value and offering price per share ($203,818 ÷ 12,349 shares) A	$16.51
Institutional Class: Net Asset Value, offering price and redemption price per share ($60,732 ÷ 3,578 shares)	$16.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends (including $100 received from affiliated issuers)		$ 7,797
Interest		3,372
Security lending		367
Total income		11,536
Expenses
Management fee	$ 9,604
Transfer agent fees	4,069
Distribution fees	8,575
Accounting and security lending fees	343
Non-interested trustees' compensation	5
Custodian fees and expenses	62
Registration fees	14
Audit	39
Legal	7
Miscellaneous	228
Total expenses before reductions	22,946
Expense reductions	(229)	22,717
Net investment income (loss)		(11,181)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $19,377 on sales of investments in affiliated issuers)	(148,310)
Foreign currency transactions	(28)	(148,338)
Change in net unrealized appreciation (depreciation) on:
Investment securities	99,567
Assets and liabilities in foreign currencies	3	99,570
Net gain (loss)		(48,768)
Net increase (decrease) in net assets resulting from operations		$ (59,949)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (11,181)	$ (13,866)
Net realized gain (loss)	(148,338)	(26,469)
Change in net unrealized appreciation (depreciation)	99,570	(163,336)
Net increase (decrease) in net assets resulting from operations	(59,949)	(203,671)
Distributions to shareholders from net realized gains	-	(27,276)
Share transactions - net increase (decrease)	16,158	574,132
Total increase (decrease) in net assets	(43,791)	343,185
Net Assets
Beginning of period	1,294,817	951,632
End of period (including undistributed net investment income of $33 and $89, respectively)	$ 1,251,026	$ 1,294,817
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.47	$ 19.84	$ 12.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.12) F	(.09) G	(.01)
Net realized and unrealized gain (loss)	(.56)	(1.69)	7.63	2.36
Total from investment operations	(.64)	(1.81)	7.54	2.35
Less Distributions
From net realized gain	-	(.56)	(.05)	-
Net asset value, end of period	$ 16.83	$ 17.47	$ 19.84	$ 12.35
Total Return B, C, D	(3.66)%	(9.59)%	61.19%	23.50%
Ratios to Average Net Assets I
Expenses before expense reductions	1.35%	1.30%	1.36%	2.24% A
Expenses net of voluntary waivers, if any	1.35%	1.30%	1.36%	1.75% A
Expenses net of all reductions	1.34%	1.29%	1.33%	1.68% A
Net investment income (loss)	(.47)%	(.57)%	(.55)%	(.40)% A
Supplemental Data
Net assets, end of period (in millions)	$ 105	$ 104	$ 68	$ 10
Portfolio turnover rate	84%	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period September 9, 1998 (commencement of operations) to November 30, 1998.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.37	$ 19.77	$ 12.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.17) F	(.13) G	(.02)
Net realized and unrealized gain (loss)	(.55)	(1.69)	7.61	2.36
Total from investment operations	(.67)	(1.86)	7.48	2.34
Less Distributions
From net realized gain	-	(.54)	(.05)	-
Net asset value, end of period	$ 16.70	$ 17.37	$ 19.77	$ 12.34
Total Return B, C, D	(3.86)%	(9.87)%	60.75%	23.40%
Ratios to Average Net Assets I
Expenses before expense reductions	1.58%	1.53%	1.59%	2.38% A
Expenses net of voluntary waivers, if any	1.58%	1.53%	1.59%	2.00% A
Expenses net of all reductions	1.57%	1.53%	1.56%	1.93% A
Net investment income (loss)	(.69)%	(.80)%	(.77)%	(.63)% A
Supplemental Data
Net assets, end of period (in millions)	$ 611	$ 625	$ 458	$ 72
Portfolio turnover rate	84%	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period September 9, 1998 (commencement of operations) to November 30, 1998.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.20	$ 19.63	$ 12.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.21)	(.28) F	(.21) G	(.03)
Net realized and unrealized gain (loss)	(.54)	(1.66)	7.58	2.34
Total from investment operations	(.75)	(1.94)	7.37	2.31
Less Distributions
From net realized gain	-	(.49)	(.05)	-
Net asset value, end of period	$ 16.45	$ 17.20	$ 19.63	$ 12.31
Total Return B, C, D	(4.36)%	(10.31)%	60.01%	23.10%
Ratios to Average Net Assets I
Expenses before expense reductions	2.12%	2.06%	2.12%	2.96% A
Expenses net of voluntary waivers, if any	2.12%	2.06%	2.12%	2.50% A
Expenses net of all reductions	2.10%	2.05%	2.09%	2.43% A
Net investment income (loss)	(1.23)%	(1.33)%	(1.30)%	(1.15)% A
Supplemental Data
Net assets, end of period (in millions)	$ 271	$ 287	$ 200	$ 24
Portfolio turnover rate	84%	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period September 9, 1998 (commencement of operations) to November 30, 1998.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.26	$ 19.68	$ 12.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.21)	(.27) F	(.21) G	(.03)
Net realized and unrealized gain (loss)	(.54)	(1.66)	7.60	2.37
Total from investment operations	(.75)	(1.93)	7.39	2.34
Less Distributions
From net realized gain	-	(.49)	(.05)	-
Net asset value, end of period	$ 16.51	$ 17.26	$ 19.68	$ 12.34
Total Return B, C, D	(4.35)%	(10.23)%	60.02%	23.40%
Ratios to Average Net Assets I
Expenses before expense reductions	2.07%	2.02%	2.09%	2.90% A
Expenses net of voluntary waivers, if any	2.07%	2.02%	2.09%	2.50% A
Expenses net of all reductions	2.05%	2.02%	2.06%	2.44% A
Net investment income (loss)	(1.18)%	(1.29)%	(1.27)%	(1.15)% A
Supplemental Data
Net assets, end of period (in millions)	$ 204	$ 220	$ 160	$ 22
Portfolio turnover rate	84%	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period September 9, 1998 (commencement of operations) to November 30, 1998.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 17.55	$ 19.89	$ 12.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	(.05) E	(.04) F	(.00)
Net realized and unrealized gain (loss)	(.57)	(1.70)	7.63	2.35
Total from investment operations	(.58)	(1.75)	7.59	2.35
Less Distributions
From net realized gain	-	(.59)	(.05)	-
Net asset value, end of period	$ 16.97	$ 17.55	$ 19.89	$ 12.35
Total Return B, C	(3.30)%	(9.28)%	61.60%	23.50%
Ratios to Average Net Assets H
Expenses before expense reductions	.96%	.97%	1.05%	1.98% A
Expenses net of voluntary waivers, if any	.96%	.97%	1.05%	1.50% A
Expenses net of all reductions	.95%	.96%	1.02%	1.42% A
Net investment income (loss)	(.07)%	(.24)%	(.24)%	(.15)% A
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 59	$ 67	$ 13
Portfolio turnover rate	84%	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of operations) to November 30, 1998.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 267,000	$ 1,000
Class T	.25%	.25%	3,215,000	9,000
Class B	.75%	.25%	2,891,000	2,168,000
Class C	.75%	.25%	2,202,000	503,000
			$ 8,575,000	$ 2,681,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 312,000	$ 97,000
Class T	399,000	104,000
Class B	864,000	864,000 *
Class C	65,000	65,000 *
	$ 1,640,000	$ 1,130,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 349,000.33
Class T	1,966,000.31
Class B	990,000.34
Class C	650,000.29
Institutional Class	114,000.18
	$ 4,069,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,205,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $222,000 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $7,000.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net realized gain
Class A	$ -	$ 2,040
Class T	-	13,514
Class B	-	5,372
Class C	-	4,278
Institutional Class	-	2,072
Total	$ -	$ 27,276

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	2,782	4,062	$ 49,328	$ 87,506
Reinvestment of distributions	-	90	-	1,888
Shares redeemed	(2,505)	(1,615)	(44,070)	(34,152)
Net increase (decrease)	277	2,537	$ 5,258	$ 55,242
Class T Shares sold	13,859	25,746	$ 247,143	$ 553,391
Reinvestment of distributions	-	606	-	12,682
Shares redeemed	(13,209)	(13,534)	(232,273)	(288,272)
Net increase (decrease)	650	12,818	$ 14,870	$ 277,801
Class B Shares sold	3,368	8,732	$ 58,897	$ 187,110
Reinvestment of distributions	-	203	-	4,232
Shares redeemed	(3,573)	(2,456)	(61,196)	(51,649)
Net increase (decrease)	(205)	6,479	$ (2,299)	$ 139,693
Class C Shares sold	4,193	8,099	$ 74,685	$ 173,815
Reinvestment of distributions	-	171	-	3,564
Shares redeemed	(4,615)	(3,608)	(80,239)	(75,026)
Net increase (decrease)	(422)	4,662	$ (5,554)	$ 102,353
Institutional Class Shares sold	2,479	3,664	$ 44,310	$ 78,069
Reinvestment of distributions	-	66	-	1,379
Shares redeemed	(2,280)	(3,734)	(40,427)	(80,405)
Net increase (decrease)	199	(4)	$ 3,883	$ (957)

Annual Report

Notes to Financial Statements - continued

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Advanced Power Technology, Inc.	$ -	$ 2,953	$ -	$ -
American Italian Pasta Co. Class A	19,293	-	-	59,412
Gadzooks, Inc.	-	932	-	-
Golden State Vinters, Inc. Class B	-	-	-	2,070
Handleman Co.	5,826	-	-	25,043
LNR Property Corp.	12,558	-	54	45,760
Polymer Group, Inc.	-	10,957	46	-
Robert Mondavi Corp. Class A	14,646	-	-	28,028
Sharper Image Corp.	6,447	-	-	10,296
SilverStream Software, Inc.	-	15,249	-	-
WMS Industries, Inc..	-	1,420	-	-
TOTALS	$ 58,770	$ 31,511	$ 100	$ 170,609

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 10, 2002

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Harry Lange, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ASCFI-ANN-0102 153171
1.713165.103

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Strategic Growth

Fund (formerly Fidelity Advisor TechnoQuant® Growth Fund) -
Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The managers' review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Independent Auditors' Report	38	The auditors' opinion.
Distributions	39

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Strategic Growth Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Strategic Growth - CL A	-13.13%	38.24%
Fidelity Adv Strategic Growth - CL A (incl. 5.75% sales charge)	-18.12%	30.29%
Russell 1000® Growth	-22.80%	49.06%
S&P 500®	-12.22%	64.80%
Capital Appreciation Funds Average	-16.15%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Russell 1000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. You can also compare Class A's returns to those of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Strategic Growth - CL A	-13.13%	6.81%
Fidelity Adv Strategic Growth - CL A (incl. 5.75% sales charge)	-18.12%	5.53%
Russell 1000 Growth	-22.80%	8.46%
S&P 500®	-12.22%	10.69%
Capital Appreciation Funds Average	-16.15%	n/a*

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class A

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund - Class A on December 31, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $13,029 - a 30.29% increase on the initial investment. For comparison, look at how both the Russell 1000 Growth Index and Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Russell 1000 Growth Index would have grown to $14,906 - a 49.06% increase and the Standard & Poor's 500 Index would have grown to $16,480 - a 64.80% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap core funds average was -9.84%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fidelity Advisor Strategic Growth Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Strategic Growth - CL T	-13.49%	36.36%
Fidelity Adv Strategic Growth - CL T (incl. 3.50% sales charge)	-16.52%	31.59%
Russell 1000® Growth	-22.80%	49.06%
S&P 500	-12.22%	64.80%
Capital Appreciation Funds Average	-16.15%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Russell 1000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. You can also compare Class T's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Strategic Growth - CL T	-13.49%	6.51%
Fidelity Adv Strategic Growth - CL T (incl. 3.50% sales charge)	-16.52%	5.74%
Russell 1000 Growth	-22.80%	8.46%
S&P 500	-12.22%	10.69%
Capital Appreciation Funds Average	-16.15%	n/a*

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class T

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Growth Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $13,159 - a 31.59% increase on the initial investment. For comparison, look at how both the Russell 1000 Growth Index and Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Russell 1000 Growth Index would have grown to $14,906 - a 49.06% increase and the Standard & Poor's 500 Index would have grown to $16,480 - a 64.80% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap core funds average was -9.84%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fidelity Advisor Strategic Growth Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B's contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 2%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Strategic Growth - CL B	-14.00%	33.01%
Fidelity Adv Strategic Growth - CL B (incl. contingent deferred sales charge)	-17.97%	31.01%
Russell 1000® Growth	-22.80%	49.06%
S&P 500	-12.22%	64.80%
Capital Appreciation Funds Average	-16.15%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Russell 1000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. You can also compare Class B's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Strategic Growth - CL B	-14.00%	5.97%
Fidelity Adv Strategic Growth - CL B (incl. contingent deferred sales charge)	-17.97%	5.65%
Russell 1000 Growth	-22.80%	8.46%
S&P 500	-12.22%	10.69%
Capital Appreciation Funds Average	-16.15%	n/a*

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class B

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Growth Fund - Class B on December 31, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $13,101 - a 31.01% increase on the initial investment. For comparison, look at how both the Russell 1000 Growth Index and Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Russell 1000 Growth Index would have grown to $14,906 - a 49.06% increase and the Standard & Poor's 500 Index would have grown to $16,480 - a 64.80% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap core funds average was -9.84%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fidelity Advisor Strategic Growth Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Strategic Growth - CL C	-13.90%	33.05%
Fidelity Adv Strategic Growth - CL C (incl. contingent deferred sales charge)	-14.69%	33.05%
Russell 1000® Growth	-22.80%	49.06%
S&P 500	-12.22%	64.80%
Capital Appreciation Funds Average	-16.15%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Russell 1000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. You can also compare Class C's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These aver-
ages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Strategic Growth - CL C	-13.90%	5.98%
Fidelity Adv Strategic Growth - CL C (incl. contingent deferred sales charge)	-14.69%	5.98%
Russell 1000 Growth	-22.80%	8.46%
S&P 500	-12.22%	10.69%
Capital Appreciation Funds Average	-16.15%	n/a*

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class C

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Growth Fund - Class C on December 31, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $13,305 - a 33.05% increase on the initial investment. For comparison, look at how both the Russell 1000 Growth Index and Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Russell 1000 Growth Index would have grown to $14,906 - a 49.06% increase and the Standard & Poor's 500 Index would have grown to $16,480 - a 64.80% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap core funds average was -9.84%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fund Talk: The Managers' Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with John Chow (left), who managed Fidelity Advisor Strategic Growth Fund (formerly Fidelity Advisor TechnoQuant Growth Fund) for most of the period covered by this report, with additional comments from Bahaa Fam (right) who became manager of the fund on October 9, 2001.

Q. How did the fund perform, John?

J.C. For the 12 months that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned -13.13%, -13.49%, -14.00% and -13.90%, respectively. By comparison, the Standard & Poor's 500 Index returned -12.22% for the same period. Going forward, the fund will compare its performance to the Russell 1000 Growth Index, which fell 22.80% during the past year. We feel the new benchmark is a more appropriate comparison for how the fund will be managed in the future, as is discussed later in this report. The fund also compares its performance to the capital appreciation funds average tracked by Lipper Inc., which declined 16.15%.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. How did the market environment affect the fund's performance?

J.C. In general, the backdrop of a slowing economy provided a less-than-ideal environment for equities. There was a freeze on capital spending on technology equipment across many industries, which only worsened the already bleak prospects of companies in the tech sector. The effects of slowing economic growth also spread to other sectors, including finance, energy, utilities and retail. We tried to position the fund as defensively as possible with an eye toward capital preservation. By having very limited exposure to airline stocks and by owning several defense industry names, such as Lockheed Martin, we minimized the negative effect on fund performance due to the tragic events of September 11. The fund outperformed its Lipper peer group during the period by maintaining a somewhat more defensive stance. It performed slightly worse than the S&P index mainly as a result of stock selection.

Q. What stocks contributed the most to performance?

J.C. Arch Coal was the strongest overall contributor to performance during the past 12 months. This coal mining company benefited from strong pricing trends stemming from low inventories of coal at the utility companies and spiking natural gas prices. Arch's stock had a very nice run until those favorable pricing trends reversed. Fortunately, the fund was on-board for most of the gains and was able to sell off its entire position at near-peak prices. The fund's large stake in Tosco also helped performance after it became an acquisition target of Phillips Petroleum. Philip Morris was a strong contributor that strengthened the fund's defensive positioning. Neither Tosco nor Philip Morris are current fund holdings.

Q. What were the areas of particular weakness?

J.C. As a group, the fund's holdings in the technology sector were the biggest detractors from overall performance during the period. Particularly disappointing within this group were Applied Micro Circuits, Vitesse Semiconductor and Juniper Networks. Earnings at these companies declined as a result of the overcapacity in communications infrastructure equipment and the slowing economy, which caused many of their big customers to cut capital spending budgets. There also were several biotechnology holdings whose stories did not live up to expectations, among them Vertex Pharmaceuticals and Millennium Pharmaceuticals. None of these five stocks are currently held in the portfolio.

Q. You've just taken over managing the fund, Bahaa. Have you made any recent changes in investment strategy?

B.F. Prior to my tenure, the fund was primarily managed using a technically based quantitative approach. Going forward, the fund will be changing to a growth-oriented style, using the Russell 1000 Growth Index as the performance benchmark. I'll use more of a hybrid process, first using quantitative analysis to generate ideas, and then validating the ideas through fundamental, bottom-up research. I explain this approach in more detail in the callout box at the end of this interview. Since taking over, I have done some repositioning through opportunistic purchases in various sectors. For example, I've selectively increased the fund's technology exposure, added some biotechnology holdings and reduced some defensive positions in health care. I've also purchased shares in a number of energy exploration companies, where valuations recently were quite attractive. Ultimately, my strategy is to focus the portfolio on my best ideas.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. What's your near-term outlook, Bahaa?

B.F. I think there are several reasons for optimism - lower interest rates and lower energy costs, for example, as well as the potential for a considerable economic stimulus package from the federal government. That being said, there are still some problems that may affect the timing of an economic recovery. Unemployment continues to rise in many sectors, and consumer confidence is quite low, especially in the wake of recent national and international events. However, this uncertainty has created excellent opportunities in several areas of the market. Given that the fund maintains a 12- to 18-month investment horizon, I've been able to buy several companies with excellent long-term growth characteristics at very good prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital growth by investing mainly in a diversified portfolio of common stocks that the manager determines using quantitative and fundamental research

Start date: December 31, 1996

Size: as of November 30, 2001, more than $36 million

Manager: Bahaa Fam, since October 2001; joined Fidelity in 1994

3

Bahaa Fam on his investment approach for the fund:

"I use a series of computer-based models to generate buy (and sell) ideas, followed by a thorough review of the fundamentals of each company. Stocks suggested by the models and subsequently passing the review process are then added to the portfolio; those that don't pass the review are subsequently deleted.

"My proprietary models look at balance sheet and income statement trends, and valuation and growth characteristics. Each day, the models sift through a large quantity of fundamental information on a broad universe of stocks to identify individual stocks that meet certain criteria I've established. I then seek to validate the hypothesis behind each computer-generated idea. I do this through classic bottom-up research - by talking with analysts, meeting with the companies and poring through financial statements.

"The best way to think of this stock selection process is as a two-stage filter, with the computer doing much of the legwork of identifying a few interesting opportunities from a broad universe of stocks, followed by basic fundamental analysis. This process frequently allows me to find attractive stocks other investors may have overlooked, but which have the long-term characteristics I desire: excellent growth prospects, solid balance sheet and income statement trends, good operating efficiency and, of course, attractive valuations.

"In the end, I try to buy stocks with a high probability of beating the market over a one- to two-year time frame."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Flextronics International Ltd.	4.3	0.0
Teradyne, Inc.	4.2	0.3
Lowe's Companies, Inc.	3.5	0.0
Nabors Industries, Inc.	3.4	0.0
Noble Drilling Corp.	3.4	0.3
Best Buy Co., Inc.	3.3	0.3
IDEC Pharmaceuticals Corp.	3.3	0.3
Medimmune, Inc.	3.0	0.0
Tyco International Ltd.	3.0	0.8
Mylan Laboratories, Inc.	2.8	0.0
	34.2
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	17.2
Consumer Discretionary	17.2	14.9
Health Care	15.2	12.3
Financials	14.5	16.6
Energy	12.7	6.7
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 97.3%		Stocks 94.1%
	Short-Term Investments and Net Other Assets 2.7%		Short-Term Investments and Net Other Assets 5.9%
* Foreign investments	8.7%	** Foreign investments	1.4%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 17.2%
Household Durables - 1.0%
Mohawk Industries, Inc. (a)	7,600	$ 348,536
Media - 3.5%
Charter Communications, Inc. Class A (a)	14,500	223,010
Clear Channel Communications, Inc. (a)	8,800	411,224
Gemstar-TV Guide International, Inc. (a)	23,100	640,563
		1,274,797
Multiline Retail - 2.4%
BJ's Wholesale Club, Inc. (a)	19,600	882,000
Specialty Retail - 9.7%
American Eagle Outfitters, Inc. (a)	33,410	816,540
AutoZone, Inc. (a)	3,600	242,280
Best Buy Co., Inc. (a)	17,100	1,220,769
Lowe's Companies, Inc.	28,000	1,268,680
		3,548,269
Textiles & Apparel - 0.6%
Coach, Inc. (a)	6,900	227,700
TOTAL CONSUMER DISCRETIONARY		6,281,302
CONSUMER STAPLES - 0.9%
Food & Drug Retailing - 0.9%
Rite Aid Corp. (a)	21,000	98,490
Safeway, Inc. (a)	4,900	218,344
		316,834
ENERGY - 12.7%
Energy Equipment & Services - 12.7%
BJ Services Co. (a)	31,000	863,660
Diamond Offshore Drilling, Inc.	7,000	193,900
ENSCO International, Inc.	17,454	351,174
GlobalSantaFe Corp.	9,775	236,555
Nabors Industries, Inc. (a)	39,300	1,237,950
Noble Drilling Corp. (a)	41,800	1,233,100
Rowan Companies, Inc. (a)	32,900	537,586
		4,653,925
FINANCIALS - 14.5%
Banks - 4.2%
Golden West Financial Corp., Delaware	3,800	196,460
Mellon Financial Corp.	13,600	508,504
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
North Fork Bancorp, Inc.	7,100	$ 215,059
Silicon Valley Bancshares (a)	24,400	615,612
		1,535,635
Diversified Financials - 9.6%
Bear Stearns Companies, Inc.	10,900	626,750
Charles Schwab Corp.	46,000	660,560
Fannie Mae	4,100	322,260
Freddie Mac	5,900	390,403
Lehman Brothers Holdings, Inc.	11,100	734,265
Merrill Lynch & Co., Inc.	15,600	781,404
		3,515,642
Insurance - 0.7%
Brown & Brown, Inc.	8,500	247,520
TOTAL FINANCIALS		5,298,797
HEALTH CARE - 15.2%
Biotechnology - 9.6%
Biogen, Inc. (a)	920	54,197
Gilead Sciences, Inc. (a)	10,750	776,258
IDEC Pharmaceuticals Corp. (a)	17,100	1,202,130
Medimmune, Inc. (a)	25,200	1,111,320
Sepracor, Inc. (a)	7,400	369,260
		3,513,165
Health Care Equipment & Supplies - 0.5%
Steris Corp. (a)	8,960	174,093
Health Care Providers & Services - 0.8%
McKesson Corp.	7,900	294,433
Pharmaceuticals - 4.3%
Forest Laboratories, Inc. (a)	7,800	552,240
Mylan Laboratories, Inc.	29,800	1,027,504
		1,579,744
TOTAL HEALTH CARE		5,561,435
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 8.9%
Aerospace & Defense - 4.2%
Lockheed Martin Corp.	14,800	$ 687,460
United Technologies Corp.	14,000	842,800
		1,530,260
Construction & Engineering - 1.7%
Jacobs Engineering Group, Inc. (a)	9,200	634,340
Industrial Conglomerates - 3.0%
Tyco International Ltd.	18,900	1,111,320
TOTAL INDUSTRIALS		3,275,920
INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 2.0%
Enterasys Networks, Inc. (a)	4,500	44,595
JDS Uniphase Corp. (a)	7,400	74,592
Nortel Networks Corp.	80,490	627,822
		747,009
Electronic Equipment & Instruments - 8.5%
Amphenol Corp. Class A (a)	6,300	298,620
Flextronics International Ltd. (a)	62,700	1,567,500
SCI Systems, Inc. (a)	14,200	406,830
Vishay Intertechnology, Inc. (a)	45,600	838,128
		3,111,078
Semiconductor Equipment & Products - 11.9%
ASML Holding NV (NY Shares) (a)	28,200	490,962
Fairchild Semiconductor International, Inc. Class A (a)	33,900	830,550
Intel Corp.	11,800	385,388
LSI Logic Corp. (a)	49,810	809,413
Micron Technology, Inc. (a)	11,000	298,760
Teradyne, Inc. (a)	55,200	1,537,872
		4,352,945
Software - 0.7%
Adobe Systems, Inc.	5,600	179,648
Sybase, Inc. (a)	5,300	76,320
		255,968
TOTAL INFORMATION TECHNOLOGY		8,467,000
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 0.8%
Construction Materials - 0.8%
Cemex SA de CV sponsored ADR	12,400	$ 312,976
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 1.8%
ALLTEL Corp.	10,100	657,308
Wireless Telecommunication Services - 2.2%
AirGate PCS, Inc. (a)	6,200	325,500
Triton PCS Holdings, Inc. Class A (a)	14,900	448,639
Western Wireless Corp. Class A (a)	900	22,113
		796,252
TOTAL TELECOMMUNICATION SERVICES		1,453,560
TOTAL COMMON STOCKS (Cost $32,561,064)		35,621,749
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 2.23% (b)	1,757,182	1,757,182
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	364,752	364,752
TOTAL MONEY MARKET FUNDS (Cost $2,121,934)		2,121,934
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $34,682,998)		37,743,683
NET OTHER ASSETS - (3.1)%		(1,147,063)
NET ASSETS - 100%		$ 36,596,620
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $128,517,227 and $128,384,481, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,220 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $34,880,622. Net unrealized appreciation aggregated $2,863,061, of which $3,767,697 related to appreciated investment securities and $904,636 related to depreciated investment securities.

The fund hereby designates approximately $2,796,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $244,000 of losses recognized during the period November 1, 2001 to November 30, 2001.
At November 30, 2001, the fund had a capital loss carryforward of approximately $5,718,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $348,490) (cost $34,682,998) - See accompanying schedule		$ 37,743,683
Receivable for investments sold		1,349,854
Receivable for fund shares sold		59,061
Dividends receivable		6,181
Interest receivable		2,287
Other receivables		166
Receivable from investment adviser for expense reductions		16,308
Total assets		39,177,540
Liabilities
Payable for investments purchased	$ 2,089,127
Payable for fund shares redeemed	52,817
Distribution fees payable	20,271
Other payables and accrued expenses	53,953
Collateral on securities loaned, at value	364,752
Total liabilities		2,580,920
Net Assets		$ 36,596,620
Net Assets consist of:
Paid in capital		$ 39,679,285
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,143,350)
Net unrealized appreciation (depreciation) on investments		3,060,685
Net Assets		$ 36,596,620

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,271,378 ÷ 391,227 shares)	$10.92
Maximum offering price per share (100/94.25 of $10.92)	$11.59
Class T: Net Asset Value and redemption price per share ($16,164,720 ÷ 1,493,170 shares)	$10.83
Maximum offering price per share (100/96.50 of $10.83)	$11.22
Class B: Net Asset Value and offering price per share ($12,486,605 ÷ 1,170,148 shares) A	$10.67
Class C: Net Asset Value and offering price per share ($3,186,353 ÷ 299,432 shares) A	$10.64
Institutional Class: Net Asset Value, offering price and redemption price per share ($487,564 ÷ 44,527 shares)	$10.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Dividends		$ 394,424
Interest		85,725
Security lending		5,932
Total income		486,081
Expenses
Management fee	$ 231,902
Transfer agent fees	187,420
Distribution fees	271,834
Accounting and security lending fees	61,683
Non-interested trustees' compensation	149
Custodian fees and expenses	14,237
Registration fees	74,126
Audit	27,359
Legal	295
Miscellaneous	10,708
Total expenses before reductions	879,713
Expense reductions	(204,150)	675,563
Net investment income (loss)		(189,482)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,891,543)
Foreign currency transactions	1,571	(4,889,972)
Change in net unrealized appreciation (depreciation) on investment securities		(1,025,153)
Net gain (loss)		(5,915,125)
Net increase (decrease) in net assets resulting from operations		$ (6,104,607)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (189,482)	$ (235,759)
Net realized gain (loss)	(4,889,972)	3,224,868
Change in net unrealized appreciation (depreciation)	(1,025,153)	(3,225,001)
Net increase (decrease) in net assets resulting from operations	(6,104,607)	(235,892)
Distributions to shareholders From net investment income	(893)	-
From net realized gain	(3,470,840)	(3,995,786)
Total distributions	(3,471,733)	(3,995,786)
Share transactions - net increase (decrease)	3,142,110	12,281,468
Total increase (decrease) in net assets	(6,434,230)	8,049,790
Net Assets
Beginning of period	43,030,850	34,981,060
End of period	$ 36,596,620	$ 43,030,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.71	$ 15.01	$ 11.71	$ 11.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.02)	(.02)	.01	(.07)
Net realized and unrealized gain (loss)	(1.62)	.44 F	3.32	.69	1.45
Total from investment operations	(1.63)	.42	3.30	.70	1.38
Less Distributions
From net realized gain	(1.16)	(1.72)	-	(.26)	-
In excess of net realized gain	-	-	-	(.11)	-
Total distributions	(1.16)	(1.72)	-	(.37)	-
Net asset value, end of period	$ 10.92	$ 13.71	$ 15.01	$ 11.71	$ 11.38
Total Return B, C, D	(13.13)%	2.40%	28.18%	6.53%	13.80%
Ratios to Average Net Assets H
Expenses before expense reductions	1.70%	1.61%	1.72%	1.61%	2.41% A
Expenses net of voluntary waivers, if any	1.30%	1.30%	1.30%	1.61%	1.75% A
Expenses net of all reductions	1.26%	1.30%	1.28%	1.60%	1.75% A
Net investment income (loss)	(.05)%	(.10)%	(.17)%	.09%	(.73)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,271	$ 4,925	$ 3,846	$ 2,885	$ 5,376
Portfolio turnover rate	334%	102%	133%	358%	213% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.62	$ 14.93	$ 11.68	$ 11.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.05)	(.06)	(.02)	(.10)
Net realized and unrealized gain (loss)	(1.64)	.42 F	3.31	.70	1.46
Total from investment operations	(1.67)	.37	3.25	.68	1.36
Less Distributions
From net realized gain	(1.12)	(1.68)	-	(.26)	-
In excess of net realized gain	-	-	-	(.10)	-
Total distributions	(1.12)	(1.68)	-	(.36)	-
Net asset value, end of period	$ 10.83	$ 13.62	$ 14.93	$ 11.68	$ 11.36
Total Return B, C, D	(13.49)%	2.06%	27.83%	6.35%	13.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.10%	1.88%	1.94%	1.79%	2.21% A
Expenses net of voluntary waivers, if any	1.55%	1.55%	1.55%	1.79%	2.00% A
Expenses net of all reductions	1.50%	1.54%	1.53%	1.76%	2.00% A
Net investment income (loss)	(.29)%	(.35)%	(.42)%	(.11)%	(1.00)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,165	$ 19,047	$ 15,989	$ 16,368	$ 20,283
Portfolio turnover rate	334%	102%	133%	358%	213% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.44	$ 14.76	$ 11.60	$ 11.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.13)	(.12)	(.09)	(.15)
Net realized and unrealized gain (loss)	(1.63)	.43 F	3.28	.71	1.46
Total from investment operations	(1.72)	.30	3.16	.62	1.31
Less Distributions
From net realized gain	(1.05)	(1.62)	-	(.24)	-
In excess of net realized gain	-	-	-	(.09)	-
Total distributions	(1.05)	(1.62)	-	(.33)	-
Net asset value, end of period	$ 10.67	$ 13.44	$ 14.76	$ 11.60	$ 11.31
Total Return B, C, D	(14.00)%	1.58%	27.24%	5.80%	13.10%
Ratios to Average Net Assets H
Expenses before expense reductions	2.44%	2.33%	2.41%	2.24%	2.87% A
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.24%	2.50% A
Expenses net of all reductions	2.01%	2.05%	2.03%	2.22%	2.50% A
Net investment income (loss)	(.80)%	(.85)%	(.92)%	(.58)%	(1.51)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,487	$ 15,682	$ 13,056	$ 10,994	$ 11,370
Portfolio turnover rate	334%	102%	133%	358%	213% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.41	$ 14.75	$ 11.60	$ 11.36	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.09)	(.13)	(.12)	(.14)	-
Net realized and unrealized gain (loss)	(1.61)	.45 F	3.27	.74	(.49)
Total from investment operations	(1.70)	.32	3.15	.60	(.49)
Less Distributions
From net realized gain	(1.07)	(1.66)	-	(.26)	-
In excess of net realized gain	-	-	-	(.10)	-
Total distributions	(1.07)	(1.66)	-	(.36)	-
Net asset value, end of period	$ 10.64	$ 13.41	$ 14.75	$ 11.60	$ 11.36
Total Return B, C, D	(13.90)%	1.71%	27.16%	5.62%	(4.14)%
Ratios to Average Net Assets H
Expenses before expense reductions	2.47%	2.41%	2.60%	6.89%	564.75% A
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.50%	2.50% A
Expenses net of all reductions	2.00%	2.04%	2.03%	2.47%	2.50% A
Net investment income (loss)	(.79)%	(.85)%	(.92)%	(.88)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,186	$ 2,763	$ 1,408	$ 482	$ 48
Portfolio turnover rate	334%	102%	133%	358%	213% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.77	$ 15.07	$ 11.72	$ 11.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.02	.01	.03	(.04)
Net realized and unrealized gain (loss)	(1.65)	.44 E	3.34	.68	1.44
Total from investment operations	(1.63)	.46	3.35	.71	1.40
Less Distributions
From net investment income	(.02)	-	-	-	-
From net realized gain	(1.17)	(1.76)	-	(.28)	-
In excess of net realized gain	-	-	-	(.11)	-
Total distributions	(1.19)	(1.76)	-	(.39)	-
Net asset value, end of period	$ 10.95	$ 13.77	$ 15.07	$ 11.72	$ 11.40
Total Return B, C	(13.09)%	2.68%	28.58%	6.63%	14.00%
Ratios to Average Net Assets G
Expenses before expense reductions	1.26%	1.21%	1.36%	1.63%	4.44% A
Expenses net of voluntary waivers, if any	1.05%	1.05%	1.05%	1.50%	1.50% A
Expenses net of all reductions	1.00%	1.05%	1.03%	1.48%	1.50% A
Net investment income (loss)	.21%	.14%	.08%	.17%	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 488	$ 615	$ 682	$ 1,057	$ 1,459
Portfolio turnover rate	334%	102%	133%	358%	213% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor TechnoQuant Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. On December 20, 2001, the Board of Trustees approved a change in the name of Fidelity Advisor TechnoQuant Growth Fund to Fidelity Advisor Strategic Growth Fund effective on or about January 29, 2002. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 11,751	$ 32
Class T	.25%	.25%	88,346	342
Class B	.75%	.25%	141,753	106,412
Class C	.75%	.25%	29,984	8,845
			$ 271,834	$ 115,631

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 16,093	$ 2,794
Class T	47,345	7,075
Class B	35,447	35,447*
Class C	210	210*
	$ 99,095	$ 45,526

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 18,938.40
Class T	98,395.56
Class B	56,052.40
Class C	12,869.43
Institutional Class	1,166.22
	$ 187,420

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $85,644 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.30%	$ 18,704
Class T	1.55%	98,298
Class B	2.05%	55,414
Class C	2.05%	12,857
Institutional Class	1.05%	1,167
		$ 186,440

Certain security trades were directed to brokers who paid $17,537 of the fund's expenses. In addition, through arrangements with the fund's custodian credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $173.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2001	2000
From net investment income
Institutional Class	$ 893	$ -
From net realized gain
Class A	$ 415,845	$ 448,814
Class T	1,560,786	1,849,035
Class B	1,218,668	1,459,888
Class C	223,359	159,719
Institutional Class	52,182	78,330
Total	$ 3,470,840	$ 3,995,786
	$ 3,471,733	$ 3,995,786

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2001	2000	2001	2000
Class A Shares sold	122,032	148,165	$ 1,498,514	$ 2,280,478
Reinvestment of distributions	27,785	25,289	355,371	361,019
Shares redeemed	(117,741)	(70,469)	(1,387,390)	(1,083,415)
Net increase (decrease)	32,076	102,985	$ 466,495	$ 1,558,082
Class T Shares sold	372,860	568,839	$ 4,476,778	$ 8,738,335
Reinvestment of distributions	111,414	119,018	1,418,321	1,691,944
Shares redeemed	(389,379)	(360,653)	(4,590,211)	(5,515,451)
Net increase (decrease)	94,895	327,204	$ 1,304,888	$ 4,914,828
Class B Shares sold	222,173	401,656	$ 2,643,128	$ 6,065,726
Reinvestment of distributions	74,370	73,489	937,801	1,035,867
Shares redeemed	(293,112)	(193,215)	(3,337,683)	(2,935,615)
Net increase (decrease)	3,431	281,930	$ 243,246	$ 4,165,978

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2001	2000	2001	2000
Class C Shares sold	159,236	145,381	$ 1,881,294	$ 2,194,941
Reinvestment of distributions	15,444	10,066	193,978	141,497
Shares redeemed	(81,292)	(44,806)	(949,987)	(672,408)
Net increase (decrease)	93,388	110,641	$ 1,125,285	$ 1,664,030
Institutional Class Shares sold	297	4,369	$ 4,116	$ 65,547
Reinvestment of distributions	3,905	5,123	50,014	73,230
Shares redeemed	(4,325)	(10,106)	(51,934)	(160,227)
Net increase (decrease)	(123)	(614)	$ 2,196	$ (21,450)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor TechnoQuant Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor TechnoQuant Growth Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor TechnoQuant Growth Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

Class A designates 44%, Class T designates 52%, Class B designates 75%, and Class C designates 66% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ATQG-ANN-0102 152901
1.539446.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Strategic Growth

Fund (formerly Fidelity Advisor
TechnoQuant® Growth Fund) -
Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The managers' review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Independent Auditors' Report	32	The auditors' opinion.
Distributions	33

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Strategic Growth Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Strategic Growth - Inst CL	-13.09%	39.49%
Russell 1000® Growth	-22.80%	49.06%
S&P 500 ®	-12.22%	64.80%
Capital Appreciation Funds Average	-16.15%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Russell 1000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. You can also compare Institutional Class' returns to those of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 332 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds accordingly to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Strategic Growth - Inst CL	-13.09%	7.00%
Russell 1000 Growth	-22.80%	8.46%
S&P 500 ®	-12.22%	10.69%
Capital Appreciation Funds Average	-16.15%	n/a*

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Institutional Class

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund - Institutional Class on December 31, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $13,949 - a 39.49% increase on the initial investment. For comparison, look at how both the Russell 1000 Growth Index and Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Russell 1000 Growth Index would have grown to $14,906 - a 49.06% increase and the Standard & Poor's 500 Index would have grown to $16,480 - a 64.80% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative and average annual total returns for the multi-cap core funds average was -9.84%. The one year cumulative and average annual total returns for the multi-cap supergroup average was -11.41%.

Annual Report

Fund Talk: The Managers' Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with John Chow (left), who managed Fidelity Advisor Strategic Growth Fund (formerly Fidelity Advisor TechnoQuant Growth Fund) for most of the period covered by this report, with additional comments from Bahaa Fam (right) who became manager of the fund on October 9, 2001.

Q. How did the fund perform, John?

J.C. For the 12 months that ended November 30, 2001, the fund's Institutional Class shares returned -13.09%. By comparison, the Standard & Poor's 500 Index returned -12.22% for the same period. Going forward, the fund will compare its performance to the Russell 1000 Growth Index, which fell 22.80% during the past year. We feel the new benchmark is a more appropriate comparison for how the fund will be managed in the future, as is discussed later in this report. The fund also compares its performance to the capital appreciation funds average tracked by Lipper Inc., which declined 16.15%.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. How did the market environment affect the fund's performance?

J.C. In general, the backdrop of a slowing economy provided a less-than-ideal environment for equities. There was a freeze on capital spending on technology equipment across many industries, which only worsened the already bleak prospects of companies in the tech sector. The effects of slowing economic growth also spread to other sectors, including finance, energy, utilities and retail. We tried to position the fund as defensively as possible with an eye toward capital preservation. By having very limited exposure to airline stocks and by owning several defense industry names, such as Lockheed Martin, we minimized the negative effect on fund performance due to the tragic events of September 11. The fund outperformed its Lipper peer group during the period by maintaining a somewhat more defensive stance. It performed slightly worse than the S&P index mainly as a result of stock selection.

Q. What stocks contributed the most to performance?

J.C. Arch Coal was the strongest overall contributor to performance during the past 12 months. This coal mining company benefited from strong pricing trends stemming from low inventories of coal at the utility companies and spiking natural gas prices. Arch's stock had a very nice run until those favorable pricing trends reversed. Fortunately, the fund was on-board for most of the gains and was able to sell off its entire position at near-peak prices. The fund's large stake in Tosco also helped performance after it became an acquisition target of Phillips Petroleum. Philip Morris was a strong contributor that strengthened the fund's defensive positioning. Neither Tosco nor Philip Morris are current fund holdings.

Q. What were the areas of particular weakness?

J.C. As a group, the fund's holdings in the technology sector were the biggest detractors from overall performance during the period. Particularly disappointing within this group were Applied Micro Circuits, Vitesse Semiconductor and Juniper Networks. Earnings at these companies declined as a result of the overcapacity in communications infrastructure equipment and the slowing economy, which caused many of their big customers to cut capital spending budgets. There also were several biotechnology holdings whose stories did not live up to expectations, among them Vertex Pharmaceuticals and Millennium Pharmaceuticals. None of these five stocks are currently held in the portfolio.

Q. You've just taken over managing the fund, Bahaa. Have you made any recent changes in investment strategy?

B.F. Prior to my tenure, the fund was primarily managed using a technically based quantitative approach. Going forward, the fund will be changing to a growth-oriented style, using the Russell 1000 Growth Index as the performance benchmark. I'll use more of a hybrid process, first using quantitative analysis to generate ideas, and then validating the ideas through fundamental, bottom-up research. I explain this approach in more detail in the callout box at the end of this interview. Since taking over, I have done some repositioning through opportunistic purchases in various sectors. For example, I've selectively increased the fund's technology exposure, added some biotechnology holdings and reduced some defensive positions in health care. I've also purchased shares in a number of energy exploration companies, where valuations recently were quite attractive. Ultimately, my strategy is to focus the portfolio on my best ideas.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. What's your near-term outlook, Bahaa?

B.F. I think there are several reasons for optimism - lower interest rates and lower energy costs, for example, as well as the potential for a considerable economic stimulus package from the federal government. That being said, there are still some problems that may affect the timing of an economic recovery. Unemployment continues to rise in many sectors, and consumer confidence is quite low, especially in the wake of recent national and international events. However, this uncertainty has created excellent opportunities in several areas of the market. Given that the fund maintains a 12- to 18-month investment horizon, I've been able to buy several companies with excellent long-term growth characteristics at very good prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital growth by investing mainly in a diversified portfolio of common stocks that the manager determines using quantitative and fundamental research

Start date: December 31, 1996

Size: as of November 30, 2001, more than $36 million

Manager: Bahaa Fam, since October 2001; joined Fidelity in 1994

3

Bahaa Fam on his investment approach for the fund:

"I use a series of computer-based models to generate buy (and sell) ideas, followed by a thorough review of the fundamentals of each company. Stocks suggested by the models and subsequently passing the review process are then added to the portfolio; those that don't pass the review are subsequently deleted.

"My proprietary models look at balance sheet and income statement trends, and valuation and growth characteristics. Each day, the models sift through a large quantity of fundamental information on a broad universe of stocks to identify individual stocks that meet certain criteria I've established. I then seek to validate the hypothesis behind each computer-generated idea. I do this through classic bottom-up research - by talking with analysts, meeting with the companies and poring through financial statements.

"The best way to think of this stock selection process is as a two-stage filter, with the computer doing much of the legwork of identifying a few interesting opportunities from a broad universe of stocks, followed by basic fundamental analysis. This process frequently allows me to find attractive stocks other investors may have overlooked, but which have the long-term characteristics I desire: excellent growth prospects, solid balance sheet and income statement trends, good operating efficiency and, of course, attractive valuations.

"In the end, I try to buy stocks with a high probability of beating the market over a one- to two-year time frame."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Flextronics International Ltd.	4.3	0.0
Teradyne, Inc.	4.2	0.3
Lowe's Companies, Inc.	3.5	0.0
Nabors Industries, Inc.	3.4	0.0
Noble Drilling Corp.	3.4	0.3
Best Buy Co., Inc.	3.3	0.3
IDEC Pharmaceuticals Corp.	3.3	0.3
Medimmune, Inc.	3.0	0.0
Tyco International Ltd.	3.0	0.8
Mylan Laboratories, Inc.	2.8	0.0
	34.2
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	17.2
Consumer Discretionary	17.2	14.9
Health Care	15.2	12.3
Financials	14.5	16.6
Energy	12.7	6.7
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 97.3%		Stocks 94.1%
	Short-Term Investments and Net Other Assets 2.7%		Short-Term Investments and Net Other Assets 5.9%
* Foreign investments	8.7%	** Foreign investments	1.4%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 17.2%
Household Durables - 1.0%
Mohawk Industries, Inc. (a)	7,600	$ 348,536
Media - 3.5%
Charter Communications, Inc. Class A (a)	14,500	223,010
Clear Channel Communications, Inc. (a)	8,800	411,224
Gemstar-TV Guide International, Inc. (a)	23,100	640,563
		1,274,797
Multiline Retail - 2.4%
BJ's Wholesale Club, Inc. (a)	19,600	882,000
Specialty Retail - 9.7%
American Eagle Outfitters, Inc. (a)	33,410	816,540
AutoZone, Inc. (a)	3,600	242,280
Best Buy Co., Inc. (a)	17,100	1,220,769
Lowe's Companies, Inc.	28,000	1,268,680
		3,548,269
Textiles & Apparel - 0.6%
Coach, Inc. (a)	6,900	227,700
TOTAL CONSUMER DISCRETIONARY		6,281,302
CONSUMER STAPLES - 0.9%
Food & Drug Retailing - 0.9%
Rite Aid Corp. (a)	21,000	98,490
Safeway, Inc. (a)	4,900	218,344
		316,834
ENERGY - 12.7%
Energy Equipment & Services - 12.7%
BJ Services Co. (a)	31,000	863,660
Diamond Offshore Drilling, Inc.	7,000	193,900
ENSCO International, Inc.	17,454	351,174
GlobalSantaFe Corp.	9,775	236,555
Nabors Industries, Inc. (a)	39,300	1,237,950
Noble Drilling Corp. (a)	41,800	1,233,100
Rowan Companies, Inc. (a)	32,900	537,586
		4,653,925
FINANCIALS - 14.5%
Banks - 4.2%
Golden West Financial Corp., Delaware	3,800	196,460
Mellon Financial Corp.	13,600	508,504
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
North Fork Bancorp, Inc.	7,100	$ 215,059
Silicon Valley Bancshares (a)	24,400	615,612
		1,535,635
Diversified Financials - 9.6%
Bear Stearns Companies, Inc.	10,900	626,750
Charles Schwab Corp.	46,000	660,560
Fannie Mae	4,100	322,260
Freddie Mac	5,900	390,403
Lehman Brothers Holdings, Inc.	11,100	734,265
Merrill Lynch & Co., Inc.	15,600	781,404
		3,515,642
Insurance - 0.7%
Brown & Brown, Inc.	8,500	247,520
TOTAL FINANCIALS		5,298,797
HEALTH CARE - 15.2%
Biotechnology - 9.6%
Biogen, Inc. (a)	920	54,197
Gilead Sciences, Inc. (a)	10,750	776,258
IDEC Pharmaceuticals Corp. (a)	17,100	1,202,130
Medimmune, Inc. (a)	25,200	1,111,320
Sepracor, Inc. (a)	7,400	369,260
		3,513,165
Health Care Equipment & Supplies - 0.5%
Steris Corp. (a)	8,960	174,093
Health Care Providers & Services - 0.8%
McKesson Corp.	7,900	294,433
Pharmaceuticals - 4.3%
Forest Laboratories, Inc. (a)	7,800	552,240
Mylan Laboratories, Inc.	29,800	1,027,504
		1,579,744
TOTAL HEALTH CARE		5,561,435
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 8.9%
Aerospace & Defense - 4.2%
Lockheed Martin Corp.	14,800	$ 687,460
United Technologies Corp.	14,000	842,800
		1,530,260
Construction & Engineering - 1.7%
Jacobs Engineering Group, Inc. (a)	9,200	634,340
Industrial Conglomerates - 3.0%
Tyco International Ltd.	18,900	1,111,320
TOTAL INDUSTRIALS		3,275,920
INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 2.0%
Enterasys Networks, Inc. (a)	4,500	44,595
JDS Uniphase Corp. (a)	7,400	74,592
Nortel Networks Corp.	80,490	627,822
		747,009
Electronic Equipment & Instruments - 8.5%
Amphenol Corp. Class A (a)	6,300	298,620
Flextronics International Ltd. (a)	62,700	1,567,500
SCI Systems, Inc. (a)	14,200	406,830
Vishay Intertechnology, Inc. (a)	45,600	838,128
		3,111,078
Semiconductor Equipment & Products - 11.9%
ASML Holding NV (NY Shares) (a)	28,200	490,962
Fairchild Semiconductor International, Inc. Class A (a)	33,900	830,550
Intel Corp.	11,800	385,388
LSI Logic Corp. (a)	49,810	809,413
Micron Technology, Inc. (a)	11,000	298,760
Teradyne, Inc. (a)	55,200	1,537,872
		4,352,945
Software - 0.7%
Adobe Systems, Inc.	5,600	179,648
Sybase, Inc. (a)	5,300	76,320
		255,968
TOTAL INFORMATION TECHNOLOGY		8,467,000
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 0.8%
Construction Materials - 0.8%
Cemex SA de CV sponsored ADR	12,400	$ 312,976
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 1.8%
ALLTEL Corp.	10,100	657,308
Wireless Telecommunication Services - 2.2%
AirGate PCS, Inc. (a)	6,200	325,500
Triton PCS Holdings, Inc. Class A (a)	14,900	448,639
Western Wireless Corp. Class A (a)	900	22,113
		796,252
TOTAL TELECOMMUNICATION SERVICES		1,453,560
TOTAL COMMON STOCKS (Cost $32,561,064)		35,621,749
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 2.23% (b)	1,757,182	1,757,182
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	364,752	364,752
TOTAL MONEY MARKET FUNDS (Cost $2,121,934)		2,121,934
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $34,682,998)		37,743,683
NET OTHER ASSETS - (3.1)%		(1,147,063)
NET ASSETS - 100%		$ 36,596,620
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $128,517,227 and $128,384,481, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,220 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $34,880,622. Net unrealized appreciation aggregated $2,863,061, of which $3,767,697 related to appreciated investment securities and $904,636 related to depreciated investment securities.

The fund hereby designates approximately $2,796,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $244,000 of losses recognized during the period November 1, 2001 to November 30, 2001.
At November 30, 2001, the fund had a capital loss carryforward of approximately $5,718,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $348,490) (cost $34,682,998) - See accompanying schedule		$ 37,743,683
Receivable for investments sold		1,349,854
Receivable for fund shares sold		59,061
Dividends receivable		6,181
Interest receivable		2,287
Other receivables		166
Receivable from investment adviser for expense reductions		16,308
Total assets		39,177,540
Liabilities
Payable for investments purchased	$ 2,089,127
Payable for fund shares redeemed	52,817
Distribution fees payable	20,271
Other payables and accrued expenses	53,953
Collateral on securities loaned, at value	364,752
Total liabilities		2,580,920
Net Assets		$ 36,596,620
Net Assets consist of:
Paid in capital		$ 39,679,285
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,143,350)
Net unrealized appreciation (depreciation) on investments		3,060,685
Net Assets		$ 36,596,620

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,271,378 ÷ 391,227 shares)	$10.92
Maximum offering price per share (100/94.25 of $10.92)	$11.59
Class T: Net Asset Value and redemption price per share ($16,164,720 ÷ 1,493,170 shares)	$10.83
Maximum offering price per share (100/96.50 of $10.83)	$11.22
Class B: Net Asset Value and offering price per share ($12,486,605 ÷ 1,170,148 shares) A	$10.67
Class C: Net Asset Value and offering price per share ($3,186,353 ÷ 299,432 shares) A	$10.64
Institutional Class: Net Asset Value, offering price and redemption price per share ($487,564 ÷ 44,527 shares)	$10.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Dividends		$ 394,424
Interest		85,725
Security lending		5,932
Total income		486,081
Expenses
Management fee	$ 231,902
Transfer agent fees	187,420
Distribution fees	271,834
Accounting and security lending fees	61,683
Non-interested trustees' compensation	149
Custodian fees and expenses	14,237
Registration fees	74,126
Audit	27,359
Legal	295
Miscellaneous	10,708
Total expenses before reductions	879,713
Expense reductions	(204,150)	675,563
Net investment income (loss)		(189,482)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,891,543)
Foreign currency transactions	1,571	(4,889,972)
Change in net unrealized appreciation (depreciation) on investment securities		(1,025,153)
Net gain (loss)		(5,915,125)
Net increase (decrease) in net assets resulting from operations		$ (6,104,607)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (189,482)	$ (235,759)
Net realized gain (loss)	(4,889,972)	3,224,868
Change in net unrealized appreciation (depreciation)	(1,025,153)	(3,225,001)
Net increase (decrease) in net assets resulting from operations	(6,104,607)	(235,892)
Distributions to shareholders From net investment income	(893)	-
From net realized gain	(3,470,840)	(3,995,786)
Total distributions	(3,471,733)	(3,995,786)
Share transactions - net increase (decrease)	3,142,110	12,281,468
Total increase (decrease) in net assets	(6,434,230)	8,049,790
Net Assets
Beginning of period	43,030,850	34,981,060
End of period	$ 36,596,620	$ 43,030,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.71	$ 15.01	$ 11.71	$ 11.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.02)	(.02)	.01	(.07)
Net realized and unrealized gain (loss)	(1.62)	.44 F	3.32	.69	1.45
Total from investment operations	(1.63)	.42	3.30	.70	1.38
Less Distributions
From net realized gain	(1.16)	(1.72)	-	(.26)	-
In excess of net realized gain	-	-	-	(.11)	-
Total distributions	(1.16)	(1.72)	-	(.37)	-
Net asset value, end of period	$ 10.92	$ 13.71	$ 15.01	$ 11.71	$ 11.38
Total Return B, C, D	(13.13)%	2.40%	28.18%	6.53%	13.80%
Ratios to Average Net Assets H
Expenses before expense reductions	1.70%	1.61%	1.72%	1.61%	2.41% A
Expenses net of voluntary waivers, if any	1.30%	1.30%	1.30%	1.61%	1.75% A
Expenses net of all reductions	1.26%	1.30%	1.28%	1.60%	1.75% A
Net investment income (loss)	(.05)%	(.10)%	(.17)%	.09%	(.73)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,271	$ 4,925	$ 3,846	$ 2,885	$ 5,376
Portfolio turnover rate	334%	102%	133%	358%	213% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.62	$ 14.93	$ 11.68	$ 11.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.05)	(.06)	(.02)	(.10)
Net realized and unrealized gain (loss)	(1.64)	.42 F	3.31	.70	1.46
Total from investment operations	(1.67)	.37	3.25	.68	1.36
Less Distributions
From net realized gain	(1.12)	(1.68)	-	(.26)	-
In excess of net realized gain	-	-	-	(.10)	-
Total distributions	(1.12)	(1.68)	-	(.36)	-
Net asset value, end of period	$ 10.83	$ 13.62	$ 14.93	$ 11.68	$ 11.36
Total Return B, C, D	(13.49)%	2.06%	27.83%	6.35%	13.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.10%	1.88%	1.94%	1.79%	2.21% A
Expenses net of voluntary waivers, if any	1.55%	1.55%	1.55%	1.79%	2.00% A
Expenses net of all reductions	1.50%	1.54%	1.53%	1.76%	2.00% A
Net investment income (loss)	(.29)%	(.35)%	(.42)%	(.11)%	(1.00)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,165	$ 19,047	$ 15,989	$ 16,368	$ 20,283
Portfolio turnover rate	334%	102%	133%	358%	213% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.44	$ 14.76	$ 11.60	$ 11.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.13)	(.12)	(.09)	(.15)
Net realized and unrealized gain (loss)	(1.63)	.43 F	3.28	.71	1.46
Total from investment operations	(1.72)	.30	3.16	.62	1.31
Less Distributions
From net realized gain	(1.05)	(1.62)	-	(.24)	-
In excess of net realized gain	-	-	-	(.09)	-
Total distributions	(1.05)	(1.62)	-	(.33)	-
Net asset value, end of period	$ 10.67	$ 13.44	$ 14.76	$ 11.60	$ 11.31
Total Return B, C, D	(14.00)%	1.58%	27.24%	5.80%	13.10%
Ratios to Average Net Assets H
Expenses before expense reductions	2.44%	2.33%	2.41%	2.24%	2.87% A
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.24%	2.50% A
Expenses net of all reductions	2.01%	2.05%	2.03%	2.22%	2.50% A
Net investment income (loss)	(.80)%	(.85)%	(.92)%	(.58)%	(1.51)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,487	$ 15,682	$ 13,056	$ 10,994	$ 11,370
Portfolio turnover rate	334%	102%	133%	358%	213% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.41	$ 14.75	$ 11.60	$ 11.36	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.09)	(.13)	(.12)	(.14)	-
Net realized and unrealized gain (loss)	(1.61)	.45 F	3.27	.74	(.49)
Total from investment operations	(1.70)	.32	3.15	.60	(.49)
Less Distributions
From net realized gain	(1.07)	(1.66)	-	(.26)	-
In excess of net realized gain	-	-	-	(.10)	-
Total distributions	(1.07)	(1.66)	-	(.36)	-
Net asset value, end of period	$ 10.64	$ 13.41	$ 14.75	$ 11.60	$ 11.36
Total Return B, C, D	(13.90)%	1.71%	27.16%	5.62%	(4.14)%
Ratios to Average Net Assets H
Expenses before expense reductions	2.47%	2.41%	2.60%	6.89%	564.75% A
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.50%	2.50% A
Expenses net of all reductions	2.00%	2.04%	2.03%	2.47%	2.50% A
Net investment income (loss)	(.79)%	(.85)%	(.92)%	(.88)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,186	$ 2,763	$ 1,408	$ 482	$ 48
Portfolio turnover rate	334%	102%	133%	358%	213% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.77	$ 15.07	$ 11.72	$ 11.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.02	.01	.03	(.04)
Net realized and unrealized gain (loss)	(1.65)	.44 E	3.34	.68	1.44
Total from investment operations	(1.63)	.46	3.35	.71	1.40
Less Distributions
From net investment income	(.02)	-	-	-	-
From net realized gain	(1.17)	(1.76)	-	(.28)	-
In excess of net realized gain	-	-	-	(.11)	-
Total distributions	(1.19)	(1.76)	-	(.39)	-
Net asset value, end of period	$ 10.95	$ 13.77	$ 15.07	$ 11.72	$ 11.40
Total Return B, C	(13.09)%	2.68%	28.58%	6.63%	14.00%
Ratios to Average Net Assets G
Expenses before expense reductions	1.26%	1.21%	1.36%	1.63%	4.44% A
Expenses net of voluntary waivers, if any	1.05%	1.05%	1.05%	1.50%	1.50% A
Expenses net of all reductions	1.00%	1.05%	1.03%	1.48%	1.50% A
Net investment income (loss)	.21%	.14%	.08%	.17%	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 488	$ 615	$ 682	$ 1,057	$ 1,459
Portfolio turnover rate	334%	102%	133%	358%	213% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor TechnoQuant Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. On December 20, 2001, the Board of Trustees approved a change in the name of Fidelity Advisor TechnoQuant Growth Fund to Fidelity Advisor Strategic Growth Fund effective on or about January 29, 2002. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 11,751	$ 32
Class T	.25%	.25%	88,346	342
Class B	.75%	.25%	141,753	106,412
Class C	.75%	.25%	29,984	8,845
			$ 271,834	$ 115,631

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 16,093	$ 2,794
Class T	47,345	7,075
Class B	35,447	35,447*
Class C	210	210*
	$ 99,095	$ 45,526

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 18,938.40
Class T	98,395.56
Class B	56,052.40
Class C	12,869.43
Institutional Class	1,166.22
	$ 187,420

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $85,644 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.30%	$ 18,704
Class T	1.55%	98,298
Class B	2.05%	55,414
Class C	2.05%	12,857
Institutional Class	1.05%	1,167
		$ 186,440

Certain security trades were directed to brokers who paid $17,537 of the fund's expenses. In addition, through arrangements with the fund's custodian credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $173.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2001	2000
From net investment income
Institutional Class	$ 893	$ -
From net realized gain
Class A	$ 415,845	$ 448,814
Class T	1,560,786	1,849,035
Class B	1,218,668	1,459,888
Class C	223,359	159,719
Institutional Class	52,182	78,330
Total	$ 3,470,840	$ 3,995,786
	$ 3,471,733	$ 3,995,786

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2001	2000	2001	2000
Class A Shares sold	122,032	148,165	$ 1,498,514	$ 2,280,478
Reinvestment of distributions	27,785	25,289	355,371	361,019
Shares redeemed	(117,741)	(70,469)	(1,387,390)	(1,083,415)
Net increase (decrease)	32,076	102,985	$ 466,495	$ 1,558,082
Class T Shares sold	372,860	568,839	$ 4,476,778	$ 8,738,335
Reinvestment of distributions	111,414	119,018	1,418,321	1,691,944
Shares redeemed	(389,379)	(360,653)	(4,590,211)	(5,515,451)
Net increase (decrease)	94,895	327,204	$ 1,304,888	$ 4,914,828
Class B Shares sold	222,173	401,656	$ 2,643,128	$ 6,065,726
Reinvestment of distributions	74,370	73,489	937,801	1,035,867
Shares redeemed	(293,112)	(193,215)	(3,337,683)	(2,935,615)
Net increase (decrease)	3,431	281,930	$ 243,246	$ 4,165,978

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2001	2000	2001	2000
Class C Shares sold	159,236	145,381	$ 1,881,294	$ 2,194,941
Reinvestment of distributions	15,444	10,066	193,978	141,497
Shares redeemed	(81,292)	(44,806)	(949,987)	(672,408)
Net increase (decrease)	93,388	110,641	$ 1,125,285	$ 1,664,030
Institutional Class Shares sold	297	4,369	$ 4,116	$ 65,547
Reinvestment of distributions	3,905	5,123	50,014	73,230
Shares redeemed	(4,325)	(10,106)	(51,934)	(160,227)
Net increase (decrease)	(123)	(614)	$ 2,196	$ (21,450)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor TechnoQuant Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor TechnoQuant Growth Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor TechnoQuant Growth Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

Institutional Class designates 40% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ATQGI-ANN-0102 153130
1.539447.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Equity Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market value.
Financial Statements	27	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	36	Notes to the financial statements.
Independent Auditors' Report	44	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Equity Growth Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Equity Growth - CL A	-18.27%	64.51%	288.62%
Fidelity Adv Equity Growth - CL A (incl. 5.75% sales charge)	-22.97%	55.05%	266.27%
Russell 3000 ® Growth Index	-21.86%	42.42%	205.90%
Growth Funds Average	-16.34%	48.42%	223.80%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Russell 3000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL A	-18.27%	10.47%	14.54%
Fidelity Adv Equity Growth - CL A (incl. 5.75% sales charge)	-22.97%	9.17%	13.86%
Russell 3000 Growth Index	-21.86%	7.33%	11.83%
Growth Funds Average	-16.34%	7.75%	12.01%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Class A on November 30, 1991, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $36,627 - a 266.27% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $30,590 - a 205.90% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year, five year and 10 year cumulative total returns for the large-cap core funds average were -13.53%, 45.01%, and 216.61%, respectively; and the one year, five year and 10 year average annual total returns were -13.53%, 7.55%, and 11.99%, respectively. The one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -16.38%, 45.45%, and 212.23%, respectively; and the one year, five year and 10 year average annual total returns were -16.38%, 7.53%, and 11.83%, respectively.

Annual Report

Fidelity Advisor Equity Growth Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996) that is reflected in returns after September 10, 1992. Returns prior to that date are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL T	-18.51%	63.27%	285.77%
Fidelity Adv Equity Growth - CL T (incl. 3.50% sales charge)	-21.36%	57.55%	272.27%
Russell 3000 Growth Index	-21.86%	42.42%	205.90%
Growth Funds Average	-16.34%	48.42%	223.80%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL T	-18.51%	10.30%	14.45%
Fidelity Adv Equity Growth - CL T (incl. 3.50% sales charge)	-21.36%	9.52%	14.05%
Russell 3000 Growth Index	-21.86%	7.33%	11.83%
Growth Funds Average	-16.34%	7.75%	12.01%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class T on November 30, 1991, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $37,227 - a 272.27% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $30,590 - a 205.90% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year, five year and 10 year cumulative total returns for the large-cap core funds average were -13.53%, 45.01%, and 216.61%, respectively; and the one year, five year and 10 year average annual total returns were -13.53%, 7.55%, and 11.99%, respectively. The one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -16.38%, 45.45%, and 212.23%, respectively; and the one year, five year and 10 year average annual total returns were -16.38%, 7.53% and, 11.83%, respectively.

Annual Report

Fidelity Advisor Equity Growth Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on December 31, 1996. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after December 31, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and December 31, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B's contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL B	-18.99%	58.61%	274.76%
Fidelity Adv Equity Growth - CL B (incl. contingent deferred sales charge)	-22.81%	56.61%	274.76%
Russell 3000 Growth Index	-21.86%	42.42%	205.90%
Growth Funds Average	-16.34%	48.42%	223.80%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL B	-18.99%	9.66%	14.12%
Fidelity Adv Equity Growth - CL B (incl. contingent deferred sales charge)	-22.81%	9.39%	14.12%
Russell 3000 Growth Index	-21.86%	7.33%	11.83%
Growth Funds Average	-16.34%	7.75%	12.01%

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class B on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $37,476 - a 274.76% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $30,590 - a 205.90% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year, five year and 10 year cumulative total returns for the large-cap core funds average were -13.53%, 45.01%, and 216.61%, respectively; and the one year, five year and 10 year average annual total returns were -13.53%, 7.55%, and 11.99%, respectively. The one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -16.38%, 45.45%, and 212.23%, respectively; and the one year, five year and 10 year average annual total returns were -16.38%, 7.53%, and 11.83%, respectively.

Annual Report

Fidelity Advisor Equity Growth Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between December 31, 1996 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns between September 10, 1992 (the date Class T shares were first offered) and December 31, 1996 are those of Class T shares, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL C	-18.97%	58.78%	275.16%
Fidelity Adv Equity Growth - CL C (incl. contingent deferred sales charge)	-19.73%	58.78%	275.16%
Russell 3000 Growth Index	-21.86%	42.42%	205.90%
Growth Funds Average	-16.34%	48.42%	223.80%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL C	-18.97%	9.69%	14.14%
Fidelity Adv Equity Growth - CL C (incl. contingent deferred sales charge)	-19.73%	9.69%	14.14%
Russell 3000 Growth Index	-21.86%	7.33%	11.83%
Growth Funds Average	-16.34%	7.75%	12.01%

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth - Class C on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $37,516 - a 275.16% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $30,590 - a 205.90% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year, five year and 10 year cumulative total returns for the large-cap core funds average were -13.53%, 45.01%, and 216.61%, respectively; and the one year, five year and 10 year average annual total returns were -13.53%, 7.55%, and 11.99%, respectively. The one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -16.38%, 45.45%, and 212.23%, respectively; and the one year, five year and 10 year average annual total returns were -16.38%, 7.53%, and 11.83%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Jennifer Uhrig, Portfolio Manager of Fidelity Advisor Equity Growth Fund

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned -18.27%, -18.51%, -18.99%, and -18.97%, respectively. These returns topped the Russell 3000 Growth Index, which returned -21.86% during the same period, but trailed the growth funds average, which returned -16.34% according to Lipper Inc.

Q. Why did the fund beat its benchmark, but trail its Lipper peer group average?

A. I think the difference in both cases was due to the fund's exposure to technology stocks. I kept the fund's tech weighting below that of the Russell 3000 during the period, which helped relative to the index as growth stocks - particularly in the technology sector - struggled. Many of the fund's peers, however, appeared to be less committed to the growth style of investing, and my hunch is that many competitors went even lighter on tech stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did you play the technology sector?

A. Two areas of focus were semiconductors and PCs. Semiconductor fundamentals continued to improve during the period, as chip customers scaled down the inventories they had stockpiled during the 1990's bubble - when chip supply was tight and customers were afraid of not being able to get parts. When the bubble burst, many semiconductor companies produced below-end demand levels to help reduce inventories. I started adding to semiconductor positions - including Intel and Micron - late in the summer as it began to look as if this artificially low production could be nearing an end. The September 11 tragedy, however, offset these positives by threatening to delay the economic recovery, and the fund's semiconductor positions produced mixed results. On the PC front, I saw several positives. New products from Microsoft and Intel, as well as the aging of corporate PCs purchased in preparation for the year 2000 changeover, could all bode well for the industry, so I added to our positions in Microsoft and Dell Computer. Microsoft performed well during the period, while Dell lagged.

Q. Pharmaceutical stocks tend to do well in volatile markets, but that wasn't the case during this particular period . . .

A. It was an atypical year for most of the big drug stocks. These companies tend to offer relatively stable earnings growth during periods of economic weakness, but this time patent expirations, combined with difficulty getting new drugs approved, led to earnings disappointments. Bristol-Myers Squibb, for example, suffered several legal setbacks surrounding patents on its diabetes drug, Glucophage, and Schering-Plough had to contend with manufacturing issues, which led to delays in the approval of its new allergy medicine, Clarinex. Both stocks, along with Merck, were disappointing. Pfizer - the fund's largest drug position - declined only marginally as the company managed to successfully deliver its original earnings projections. I also made ill-timed bets on several biotechnology stocks during the period, including

Annual Report

Fund Talk: The Manager's Overview - continued

Amgen and Human Genome Sciences, which performed poorly as investors looked to companies with better near-term earnings prospects. Two areas in healthcare that did perform well were hospitals and drug distributors. These companies benefited as demand for their products and services was relatively independent of the economy. Two solid performers in this area were Tenet Healthcare and McKesson.

Q. Relative to the index, your most significant overweighting during the period was in financial stocks. How did this emphasis affect performance?

A. It helped overall, as finance stocks responded well to the 10 interest-rate cuts that occurred during the period. As for my strategy, I entered the period in a cautious mindset and shifted to a more aggressive stance as the period progressed. Early on, for instance, I focused on defensive areas within finance, such as mortgage lenders Fannie Mae and Freddie Mac, which benefited from lower interest rates and increased refinancing activity. The fund also was helped by its positions in banks, such as Bank of America, which saw reduced borrowing costs due to the Fed rate cuts. As I began to believe the worst was over for the economy, I added to the fund's brokerage positions. This move hurt the fund following September 11, but stocks such as Citigroup began to come back toward the end of November.

Q. Which other stocks influenced fund returns?

A. Two retail names that helped were AutoZone and home-improvement chain Lowe's, which continued to compete effectively with Home Depot. Additional disappointments included Internet

Annual Report

Fund Talk: The Manager's Overview - continued

infrastructure stocks Cisco Systems, Sun Microsystems and EMC.

Q. What's your outlook?

A. I'm reasonably optimistic that growth stocks will come back into favor at some point in 2002. We're coming off a dramatic stretch of underperformance for growth versus the broader market, so now may be a good time to own these types of stocks. We've also had an unprecedented number of rate cuts in one year, and this powerful stimulus may begin to have a positive economic impact soon. It's too early to tell for sure, but I do see some encouraging signs.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to achieve capital appreciation by investing primarily in common stock of companies with above-average growth characteristics

Start date: November 22, 1983

Size: as of November 30, 2001, more than $12.2 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Jennifer Uhrig offers some additional commentary on telecom, oil and toys:

Telecommunications: "Telecom stocks continued to suffer from major oversupply problems during the period. End usage simply didn't keep pace with the miles and miles of fiber-optic cable deployed during the bubble in the late 1990s. I added slightly to telecom as the period ended, as this area has lagged the rest of technology in finding a bottom and should recover eventually. However, this is still a depressed area.

Energy: "It was an interesting period for oil-related stocks. The fund's investments in oil services companies such as Weatherford International and Smith International performed well during the first half, but slipped during the second as oil prices came under pressure. Specifically, the market was worried about Russia's reluctance to cooperate with OPEC and decrease production.

Toys: "One theme I played within the retail sector involved toy makers and toy retailers, such as Mattel, Hasbro and Toys ´R' Us. These typically are economically defensive areas of retail, as parents typically will deprive themselves in order to take care of their kids."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	6.3	5.9
Pfizer, Inc.	5.0	4.3
Intel Corp.	4.4	3.7
General Electric Co.	2.9	4.4
Wal-Mart Stores, Inc.	2.4	1.4
International Business Machines Corp.	2.3	1.8
Cisco Systems, Inc.	2.1	1.8
American International Group, Inc.	1.9	0.9
American Home Products Corp.	1.5	1.1
AOL Time Warner, Inc.	1.2	2.8
	30.0
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.6	28.3
Health Care	20.1	18.9
Consumer Discretionary	14.8	16.2
Financials	10.7	12.4
Industrials	8.9	8.8
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 99.4%		Stocks 97.3%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	6.1%	** Foreign investments	5.7%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 0.1%
Cooper Tire & Rubber Co.	1,259,100	$ 18,660
Automobiles - 0.1%
Nissan Motor Co. Ltd.	1,714,000	8,445
Hotels, Restaurants & Leisure - 1.2%
Brinker International, Inc. (a)	1,270,000	35,560
McDonald's Corp.	931,590	25,004
Outback Steakhouse, Inc. (a)	1,023,720	31,858
Tricon Global Restaurants, Inc. (a)	830,300	39,398
Wendy's International, Inc.	488,900	13,899
		145,719
Household Durables - 2.3%
Black & Decker Corp.	812,250	30,086
Centex Corp.	526,700	23,802
D.R. Horton, Inc.	1,267,398	35,512
KB Home	226,600	7,618
Leggett & Platt, Inc.	1,066,300	23,075
Lennar Corp.	529,600	19,701
Maytag Corp.	963,440	27,872
Nintendo Co. Ltd.	83,800	14,430
Pulte Homes, Inc.	1,056,200	41,456
Sony Corp.	1,178,600	56,278
		279,830
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	2,234,300	36,754
Mattel, Inc.	3,335,400	61,405
		98,159
Media - 2.6%
AOL Time Warner, Inc. (a)	4,314,547	150,578
Clear Channel Communications, Inc. (a)	962,900	44,996
Liberty Media Corp. Class A (a)	2,672,820	35,148
Viacom, Inc. Class B (non-vtg.) (a)	1,902,890	83,061
		313,783
Multiline Retail - 4.0%
Dillard's, Inc. Class A	1,211,470	20,050
Family Dollar Stores, Inc.	1,036,600	30,891
JCPenney Co., Inc.	2,220,200	56,260
Kmart Corp. (a)	7,415,200	45,233
Kohls Corp. (a)	146,100	9,913
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Sears, Roebuck & Co.	902,660	$ 41,080
Wal-Mart Stores, Inc.	5,242,700	289,135
		492,562
Specialty Retail - 3.7%
Abercrombie & Fitch Co. Class A (a)	639,400	15,346
American Eagle Outfitters, Inc. (a)	275,270	6,728
AutoZone, Inc. (a)	659,100	44,357
Bed Bath & Beyond, Inc. (a)	383,400	12,449
Best Buy Co., Inc. (a)	460,220	32,855
Home Depot, Inc.	2,748,150	128,229
Lowe's Companies, Inc.	2,919,700	132,292
O'Reilly Automotive, Inc. (a)	282,630	9,451
Office Depot, Inc. (a)	1,664,400	26,880
Staples, Inc. (a)	632,000	11,123
Toys 'R' Us, Inc. (a)	1,693,620	36,430
		456,140
TOTAL CONSUMER DISCRETIONARY		1,813,298
CONSUMER STAPLES - 5.4%
Beverages - 2.7%
Pepsi Bottling Group, Inc.	1,073,800	47,730
PepsiAmericas, Inc.	622,200	7,821
PepsiCo, Inc.	2,569,805	124,970
The Coca-Cola Co.	3,157,600	148,281
		328,802
Food & Drug Retailing - 0.1%
Rite Aid Corp. (a)	2,380,870	11,166
Food Products - 0.7%
Kellogg Co.	1,149,280	33,892
Kraft Foods, Inc. Class A	1,641,400	54,363
		88,255
Household Products - 0.3%
Procter & Gamble Co.	416,940	32,296
Personal Products - 0.5%
Gillette Co.	1,856,300	60,701
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.1%
Philip Morris Companies, Inc.	2,816,500	$ 132,854
TOTAL CONSUMER STAPLES		654,074
ENERGY - 3.3%
Energy Equipment & Services - 3.2%
Baker Hughes, Inc.	1,572,230	51,836
BJ Services Co. (a)	1,842,140	51,322
Cooper Cameron Corp. (a)	390,900	14,323
ENSCO International, Inc.	403,900	8,126
Global Industries Ltd. (a)	3,115,400	19,970
GlobalSantaFe Corp.	90,866	2,199
Nabors Industries, Inc. (a)	1,016,190	32,010
National-Oilwell, Inc. (a)	1,274,600	21,337
Noble Drilling Corp. (a)	238,100	7,024
Schlumberger Ltd. (NY Shares)	1,063,200	51,044
Smith International, Inc. (a)	594,100	26,889
Tidewater, Inc.	856,200	24,402
Transocean Sedco Forex, Inc.	847,950	23,997
Varco International, Inc. (a)	1,429,500	20,227
Weatherford International, Inc. (a)	1,202,100	40,234
		394,940
Oil & Gas - 0.1%
Noble Affiliates, Inc.	365,600	11,955
TOTAL ENERGY		406,895
FINANCIALS - 10.7%
Banks - 1.9%
Bank of America Corp.	498,800	30,616
Bank One Corp.	2,503,900	93,746
FleetBoston Financial Corp.	1,283,640	47,174
Wells Fargo & Co.	1,515,700	64,872
		236,408
Diversified Financials - 6.6%
American Express Co.	4,185,712	137,752
Charles Schwab Corp.	2,343,100	33,647
Citigroup, Inc.	2,923,623	140,042
Daiwa Securities Group, Inc.	5,881,000	39,412
Fannie Mae	1,198,800	94,226
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	1,251,600	$ 82,818
Goldman Sachs Group, Inc.	633,500	56,318
Merrill Lynch & Co., Inc.	1,107,400	55,470
Morgan Stanley Dean Witter & Co.	1,176,500	65,296
Nikko Cordial Corp.	8,992,000	47,363
Nomura Holdings, Inc.	3,767,000	52,199
TeraBeam Labs Investors LLC (c)	47,600	1
		804,544
Insurance - 2.2%
AFLAC, Inc.	1,274,800	34,930
American International Group, Inc.	2,779,699	229,047
		263,977
TOTAL FINANCIALS		1,304,929
HEALTH CARE - 20.1%
Biotechnology - 3.2%
Abgenix, Inc. (a)	1,077,000	38,772
Alkermes, Inc. (a)	1,040,400	25,365
Amgen, Inc. (a)	1,267,578	84,205
Cambridge Antibody Technology Group PLC (a)	906,876	21,765
Geneprot, Inc. (c)	664,000	7,304
Human Genome Sciences, Inc. (a)	1,090,100	46,340
Medarex, Inc. (a)	1,434,400	33,335
Millennium Pharmaceuticals, Inc. (a)	2,328,900	79,392
Protein Design Labs, Inc. (a)	1,118,920	42,172
QLT, Inc. (a)	346,000	7,413
		386,063
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	1,108,000	57,616
Boston Scientific Corp. (a)	441,500	11,744
Medtronic, Inc.	2,935,500	138,790
Zimmer Holdings, Inc. (a)	200,350	6,463
		214,613
Health Care Providers & Services - 2.0%
Cardinal Health, Inc.	637,750	43,571
HCA, Inc.	838,500	32,525
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	2,794,100	$ 104,136
Tenet Healthcare Corp. (a)	1,157,100	69,426
		249,658
Pharmaceuticals - 13.1%
Abbott Laboratories	1,795,400	98,747
American Home Products Corp.	3,000,100	180,306
Bristol-Myers Squibb Co.	2,043,240	109,845
Elan Corp. PLC sponsored ADR (a)	835,930	36,965
Eli Lilly & Co.	882,700	72,973
Forest Laboratories, Inc. (a)	553,000	39,152
ImClone Systems, Inc. (a)	270,869	19,503
Johnson & Johnson	2,493,400	145,241
King Pharmaceuticals, Inc. (a)	749,900	29,876
Merck & Co., Inc.	1,544,800	104,660
Pfizer, Inc.	14,080,025	609,806
Pharmacia Corp.	2,610,300	115,897
Schering-Plough Corp.	1,003,900	35,869
		1,598,840
TOTAL HEALTH CARE		2,449,174
INDUSTRIALS - 8.9%
Aerospace & Defense - 0.5%
L-3 Communications Holdings, Inc. (a)	204,450	17,047
Lockheed Martin Corp.	120,800	5,611
Northrop Grumman Corp.	465,400	43,692
		66,350
Airlines - 0.7%
Delta Air Lines, Inc.	1,574,800	45,638
Northwest Airlines Corp. (a)	1,455,600	26,084
UAL Corp.	1,195,100	20,161
		91,883
Commercial Services & Supplies - 1.8%
Automatic Data Processing, Inc.	1,316,000	72,985
Cintas Corp.	37,100	1,586
Concord EFS, Inc. (a)	2,111,600	63,264
DST Systems, Inc. (a)	235,100	11,214
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
First Data Corp.	838,600	$ 61,419
Herman Miller, Inc.	227,710	4,978
		215,446
Construction & Engineering - 0.5%
Fluor Corp.	1,533,080	58,027
Electrical Equipment - 0.3%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Mitsubishi Electric Corp.	8,634,000	36,242
Industrial Conglomerates - 3.5%
General Electric Co.	9,052,770	348,532
Minnesota Mining & Manufacturing Co.	573,470	65,708
Textron, Inc.	310,700	12,319
		426,559
Machinery - 0.2%
Illinois Tool Works, Inc.	464,100	28,473
Road & Rail - 1.4%
Burlington Northern Santa Fe Corp.	1,666,300	48,839
Canadian National Railway Co.	1,161,370	51,870
Union Pacific Corp.	1,198,250	65,964
		166,673
TOTAL INDUSTRIALS		1,089,653
INFORMATION TECHNOLOGY - 31.6%
Communications Equipment - 4.2%
CIENA Corp. (a)	2,129,500	37,799
Cisco Systems, Inc. (a)	12,725,500	260,109
JDS Uniphase Corp. (a)	3,181,800	32,073
Juniper Networks, Inc. (a)	1,603,300	39,409
Lucent Technologies, Inc.	4,462,700	32,667
Motorola, Inc.	3,551,300	59,094
Nokia Corp. sponsored ADR	590,900	13,597
QUALCOMM, Inc. (a)	616,200	36,183
Tellium, Inc.	20,000	139
		511,070
Computers & Peripherals - 4.2%
Apple Computer, Inc. (a)	1,530,900	32,608
Dell Computer Corp. (a)	4,858,300	135,692
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	1,447,700	$ 24,307
International Business Machines Corp.	2,434,400	281,392
Network Appliance, Inc. (a)	460,700	7,109
Sun Microsystems, Inc. (a)	2,886,700	41,107
		522,215
Electronic Equipment & Instruments - 1.2%
Agilent Technologies, Inc. (a)	2,365,670	64,512
Amphenol Corp. Class A (a)	642,600	30,459
Arrow Electronics, Inc. (a)	585,400	16,110
Avnet, Inc.	1,244,400	29,555
Jabil Circuit, Inc. (a)	241,800	6,359
		146,995
Internet Software & Services - 0.4%
Openwave Systems, Inc. (a)	625,500	6,849
Yahoo!, Inc. (a)	2,579,900	40,169
		47,018
Semiconductor Equipment & Products - 13.0%
Advanced Micro Devices, Inc. (a)	2,195,800	29,775
Agere Systems, Inc. Class A	6,181,100	31,894
Altera Corp. (a)	766,250	17,440
Analog Devices, Inc. (a)	1,660,100	70,554
Applied Materials, Inc. (a)	1,557,900	61,911
ASML Holding NV (NY Shares) (a)	2,598,200	45,235
Atmel Corp. (a)	2,199,700	18,148
Chartered Semiconductor Manufacturing Ltd. ADR (a)	2,048,600	44,659
Integrated Circuit Systems, Inc. (a)	768,780	14,392
Integrated Device Technology, Inc. (a)	374,200	11,031
Intel Corp.	16,547,700	540,448
International Rectifier Corp. (a)	443,000	14,823
Intersil Corp. Class A (a)	615,600	20,567
KLA-Tencor Corp. (a)	1,180,080	59,275
LAM Research Corp. (a)	1,559,600	34,186
Lattice Semiconductor Corp. (a)	1,279,900	24,856
Linear Technology Corp.	446,700	18,328
Marvell Technology Group Ltd. (a)	444,200	14,010
Maxim Integrated Products, Inc. (a)	513,200	28,128
Micron Technology, Inc. (a)	3,507,500	95,264
National Semiconductor Corp. (a)	1,649,780	49,708
NVIDIA Corp. (a)	861,400	47,067
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
QLogic Corp. (a)	104,500	$ 5,168
Semtech Corp. (a)	798,600	30,762
Silicon Storage Technology, Inc. (a)	80,300	990
STMicroelectronics NV (NY Shares)	286,900	9,654
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,156,700	66,216
Teradyne, Inc. (a)	1,645,184	45,835
Texas Instruments, Inc.	2,562,800	82,138
United Microelectronics Corp. sponsored ADR	4,694,700	36,572
Xilinx, Inc. (a)	502,900	18,160
		1,587,194
Software - 8.6%
Adobe Systems, Inc.	384,000	12,319
BEA Systems, Inc. (a)	605,320	10,163
Cerner Corp. (a)	349,800	18,508
Computer Associates International, Inc.	1,422,300	47,320
Compuware Corp. (a)	3,619,800	40,469
Electronic Arts, Inc. (a)	1,019,800	61,657
Intuit, Inc. (a)	11,700	514
Microsoft Corp. (a)	12,018,800	771,726
Oracle Corp. (a)	3,093,930	43,408
Red Hat, Inc. (a)	2,067,700	16,500
VERITAS Software Corp. (a)	666,600	25,924
		1,048,508
TOTAL INFORMATION TECHNOLOGY		3,863,000
MATERIALS - 0.4%
Chemicals - 0.3%
Lyondell Chemical Co.	2,752,240	39,082
Construction Materials - 0.1%
Lafarge North America, Inc.	169,879	6,223
TOTAL MATERIALS		45,305
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 2.5%
AT&T Corp.	5,546,600	97,010
BellSouth Corp.	1,708,390	65,773
Qwest Communications International, Inc.	5,763,400	68,584
SBC Communications, Inc.	1,403,677	52,469
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
TeraBeam Networks (c)	47,600	$ 48
Time Warner Telecom, Inc. Class A (a)	1,356,600	19,264
		303,148
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc. Class A (a)	3,050,690	32,673
Sprint Corp. - PCS Group Series 1 (a)	1,423,900	35,526
United States Cellular Corp. (a)	142,800	6,340
Vodafone Group PLC	36,087,007	91,445
Western Wireless Corp. Class A (a)	79,500	1,953
		167,937
TOTAL TELECOMMUNICATION SERVICES		471,085
UTILITIES - 0.3%
Electric Utilities - 0.3%
AES Corp. (a)	1,915,000	31,636
TOTAL COMMON STOCKS (Cost $10,951,350)		12,129,049
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,250)	72,500	115
Money Market Funds - 1.7%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.23% (b)	176,182,910	$ 176,183
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	33,109,016	33,109
TOTAL MONEY MARKET FUNDS (Cost $209,292)		209,292
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $11,161,892)		12,338,456
NET OTHER ASSETS - (1.1)%		(133,061)
NET ASSETS - 100%		$ 12,205,395
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 1,250
Geneprot, Inc.	7/7/00	$ 3,652
TeraBeam Labs Investors LLC	7/12/01	$ 1
TeraBeam Networks	4/7/00	$ 179
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $14,439,336,000 and $13,638,132,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $975,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,468,000 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $13,706,000. The weighted average interest rate was 3.81%.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $11,255,804,000. Net unrealized appreciation aggregated $1,082,652,000, of which $1,961,272,000 related to appreciated investment securities and $878,620,000 related to depreciated investment securities.

The fund hereby designates approximately $812,043,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001 the fund had a capital loss carryforward of approximately $2,158,179,000 all of which will expire on November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $135,591,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $32,235) (cost $11,161,892) - See accompanying schedule		$ 12,338,456
Receivable for investments sold		59,393
Receivable for fund shares sold		11,860
Dividends receivable		8,901
Interest receivable		292
Other receivables		91
Total assets		12,418,993
Liabilities
Payable for investments purchased	$ 111,530
Payable for fund shares redeemed	55,863
Accrued management fee	5,827
Distribution fees payable	5,125
Other payables and accrued expenses	2,144
Collateral on securities loaned, at value	33,109
Total liabilities		213,598
Net Assets		$ 12,205,395
Net Assets consist of:
Paid in capital		$ 13,422,179
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,393,340)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,176,556
Net Assets		$ 12,205,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($612,539 ÷ 12,769 shares)	$47.97
Maximum offering price per share (100/94.25 of $47.97)	$50.90
Class T: Net Asset Value and redemption price per share ($7,119,910 ÷ 147,047 shares)	$48.42
Maximum offering price per share (100/96.50 of $48.42)	$50.18
Class B: Net Asset Value and offering price per share ($1,774,965 ÷ 38,132 shares) A	$46.55
Class C: Net Asset Value and offering price per share ($757,168 ÷ 16,030 shares) A	$47.23
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,940,813 ÷ 38,840 shares)	$49.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 96,595
Interest		19,911
Security lending		587
Total income		117,093
Expenses
Management fee	$ 76,244
Transfer agent fees	28,655
Distribution fees	69,072
Accounting and security lending fees	1,048
Custodian fees and expenses	302
Audit	78
Legal	82
Interest	1
Miscellaneous	559
Total expenses before reductions	176,041
Expense reductions	(4,263)	171,778
Net investment income (loss)		(54,685)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,086,565)
Foreign currency transactions	(296)	(2,086,861)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(682,493)
Assets and liabilities in foreign currencies	14	(682,479)
Net gain (loss)		(2,769,340)
Net increase (decrease) in net assets resulting from operations		$ (2,824,025)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (54,685)	$ (94,638)
Net realized gain (loss)	(2,086,861)	671,101
Change in net unrealized appreciation (depreciation)	(682,479)	(1,394,878)
Net increase (decrease) in net assets resulting from operations	(2,824,025)	(818,415)
Distributions to shareholders from net realized gains	(812,042)	(946,336)
Share transactions - net increase (decrease)	1,102,220	4,772,923
Total increase (decrease) in net assets	(2,533,847)	3,008,172
Net Assets
Beginning of period	14,739,242	11,731,070
End of period	$ 12,205,395	$ 14,739,242

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 62.16	$ 69.26	$ 58.14	$ 51.69	$ 44.80
Income from Investment Operations
Net investment income (loss) C	(.11)	(.26)	(.14)	(.13)	(.06)
Net realized and unrealized gain (loss)	(10.63)	(1.18)	18.28	12.76	8.54
Total from investment operations	(10.74)	(1.44)	18.14	12.63	8.48
Less Distributions
From net investment income	-	-	-	(.03)	(.36)
From net realized gain	(3.45)	(5.66)	(7.02)	(6.15)	(1.23)
Total distributions	(3.45)	(5.66)	(7.02)	(6.18)	(1.59)
Net asset value, end of period	$ 47.97	$ 62.16	$ 69.26	$ 58.14	$ 51.69
Total Return A, B	(18.27)%	(2.63)%	34.67%	28.21%	19.73%
Ratios to Average Net Assets D
Expenses before expense reductions	1.12%	1.08%	1.09%	1.12%	1.34%
Expenses net of voluntary waivers, if any	1.12%	1.08%	1.09%	1.12%	1.32%
Expenses net of all reductions	1.09%	1.06%	1.08%	1.10%	1.30%
Net investment income (loss)	(.20)%	(.37)%	(.23)%	(.26)%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 613	$ 656	$ 403	$ 92	$ 29
Portfolio turnover rate	106%	99%	82%	122%	108%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 62.88	$ 69.95	$ 58.59	$ 51.97	$ 44.81
Income from Investment Operations
Net investment income (loss) C	(.20)	(.41)	(.27)	(.21)	(.04)
Net realized and unrealized gain (loss)	(10.81)	(1.19)	18.49	12.87	8.60
Total from investment operations	(11.01)	(1.60)	18.22	12.66	8.56
Less Distributions
From net investment income	-	-	-	-	(.17)
From net realized gain	(3.45)	(5.47)	(6.86)	(6.04)	(1.23)
Total distributions	(3.45)	(5.47)	(6.86)	(6.04)	(1.40)
Net asset value, end of period	$ 48.42	$ 62.88	$ 69.95	$ 58.59	$ 51.97
Total Return A, B	(18.51)%	(2.83)%	34.44%	28.00%	19.81%
Ratios to Average Net Assets D
Expenses before expense reductions	1.29%	1.28%	1.29%	1.29%	1.32%
Expenses net of voluntary waivers, if any	1.29%	1.28%	1.29%	1.29%	1.31%
Expenses net of all reductions	1.26%	1.26%	1.28%	1.27%	1.29%
Net investment income (loss)	(.37)%	(.57)%	(.43)%	(.41)%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$ 7,120	$ 9,169	$ 8,047	$ 5,187	$ 4,206
Portfolio turnover rate	106%	99%	82%	122%	108%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 60.93	$ 68.19	$ 57.50	$ 51.41	$ 41.81
Income from Investment Operations
Net investment income (loss) E	(.50)	(.79)	(.60)	(.52)	(.32)
Net realized and unrealized gain (loss)	(10.43)	(1.11)	18.08	12.68	9.95
Total from investment operations	(10.93)	(1.90)	17.48	12.16	9.63
Less Distributions
From net realized gain	(3.45)	(5.36)	(6.79)	(6.07)	(.03)
Net asset value, end of period	$ 46.55	$ 60.93	$ 68.19	$ 57.50	$ 51.41
Total Return B, C, D	(18.99)%	(3.37)%	33.69%	27.27%	23.05%
Ratios to Average Net Assets G
Expenses before expense reductions	1.90%	1.84%	1.85%	1.88%	2.01% A
Expenses net of voluntary waivers, if any	1.90%	1.84%	1.85%	1.88%	1.93% A
Expenses net of all reductions	1.87%	1.83%	1.84%	1.85%	1.90% A
Net investment income (loss)	(.98)%	(1.14)%	(.98)%	(1.01)%	(.73)% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,775	$ 2,269	$ 1,396	$ 307	$ 71
Portfolio turnover rate	106%	99%	82%	122%	108%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 61.75	$ 69.07	$ 58.24	$ 51.95	$ 51.84
Income from Investment Operations
Net investment income (loss) E	(.47)	(.78)	(.60)	(.54)	(.02)
Net realized and unrealized gain (loss)	(10.60)	(1.13)	18.32	12.87	.13
Total from investment operations	(11.07)	(1.91)	17.72	12.33	.11
Less Distributions
From net realized gain	(3.45)	(5.41)	(6.89)	(6.04)	-
Net asset value, end of period	$ 47.23	$ 61.75	$ 69.07	$ 58.24	$ 51.95
Total Return B, C, D	(18.97)%	(3.34)%	33.72%	27.30%	0.21%
Ratios to Average Net Assets G
Expenses before expense reductions	1.84%	1.81%	1.82%	1.89%	18.73% A
Expenses net of voluntary waivers, if any	1.84%	1.81%	1.82%	1.89%	1.95% A
Expenses net of all reductions	1.81%	1.80%	1.81%	1.86%	1.89% A
Net investment income (loss)	(.92)%	(1.11)%	(.96)%	(1.03)%	(.82)% A
Supplemental Data
Net assets, end of period (in millions)	$ 757	$ 901	$ 436	$ 64	$ 1
Portfolio turnover rate	106%	99%	82%	122%	108%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 64.43	$ 71.49	$ 59.71	$ 52.86	$ 45.52
Income from Investment Operations
Net investment income (loss) B	.09	(.05)	.05	.06	.22
Net realized and unrealized gain (loss)	(11.10)	(1.24)	18.86	13.08	8.72
Total from investment operations	(11.01)	(1.29)	18.91	13.14	8.94
Less Distributions
From net investment income	-	-	-	(.05)	(.37)
From net realized gain	(3.45)	(5.77) D	(7.13)	(6.24)	(1.23)
Total distributions	(3.45)	(5.77)	(7.13)	(6.29)	(1.60)
Net asset value, end of period	$ 49.97	$ 64.43	$ 71.49	$ 59.71	$ 52.86
Total Return A	(18.04)%	(2.33)%	35.16%	28.67%	20.46%
Ratios to Average Net Assets C
Expenses before expense reductions	.75%	.77%	.78%	.76%	.77%
Expenses net of voluntary waivers, if any	.75%	.77%	.78%	.76%	.77%
Expenses net of all reductions	.72%	.75%	.77%	.74%	.75%
Net investment income (loss)	.17%	(.06)%	.08%	.12%	.46%
Supplemental Data
Net assets, end of period (in millions)	$ 1,941	$ 1,745	$ 1,448	$ 1,088	$ 1,032
Portfolio turnover rate	106%	99%	82%	122%	108%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,553,000	$ 9,000
Class T	.25%	.25%	39,475,000	290,000
Class B	.75%	.25%	19,883,000	14,914,000
Class C	.75%	.25%	8,161,000	2,548,000
			$ 69,072,000	$ 17,761,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 1,382,000	$ 591,000
Class T	2,183,000	595,000
Class B	5,860,000	5,860,000 *
Class C	257,000	257,000 *
	$ 9,682,000	$ 7,303,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,747,000.28
Class T	15,801,000.20
Class B	6,133,000.31
Class C	2,057,000.25
Institutional Class	2,917,000.16
	$ 28,655,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $19,859,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR), may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral(in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $4,231,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $30,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 2,000

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net realized gain
Class A	$ 36,923	$ 34,488
Class T	502,238	642,707
Class B	129,000	114,510
Class C	50,485	36,735
Institutional Class	93,396	117,896
Total	$ 812,042	$ 946,336

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	5,066	6,947	$ 265,815	$ 496,472
Reinvestment of distributions	588	478	34,416	32,062
Shares redeemed	(3,433)	(2,698)	(175,521)	(191,359)
Net increase (decrease)	2,221	4,727	$ 124,710	$ 337,175
Class T Shares sold	37,784	58,339	$ 1,999,037	$ 4,221,880
Reinvestment of distributions	7,976	8,957	472,328	608,732
Shares redeemed	(44,520)	(36,538)	(2,314,652)	(2,633,837)
Net increase (decrease)	1,240	30,758	$ 156,713	$ 2,196,775
Class B Shares sold	7,051	19,122	$ 366,231	$ 1,344,353
Reinvestment of distributions	2,004	1,553	114,701	102,838
Shares redeemed	(8,162)	(3,913)	(400,457)	(274,459)
Net increase (decrease)	893	16,762	$ 80,475	$ 1,172,732
Class C Shares sold	5,002	9,763	$ 261,973	$ 696,138
Reinvestment of distributions	710	454	41,223	30,441
Shares redeemed	(4,269)	(1,949)	(215,872)	(137,736)
Net increase (decrease)	1,443	8,268	$ 87,324	$ 588,843
Institutional Class Shares sold	24,515	14,181	$ 1,300,210	$ 1,026,863
Reinvestment of distributions	1,267	1,366	77,017	94,633
Shares redeemed	(14,024)	(8,716)	(724,229)	(644,098)
Net increase (decrease)	11,758	6,831	$ 652,998	$ 477,398

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Jennifer Uhrig, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPG-ANN-0102 152975
1.539469.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Equity Growth

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market value.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Independent Auditors' Report	38	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Equity Growth Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Equity Growth - Inst CL	-18.04%	67.70%	308.49%
Russell 3000 ® Growth Index	-21.86%	42.42%	205.90%
Growth Funds Average	-16.34%	48.42%	223.80%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Russell 3000® Growth Index - a market capitalization-weighted index of U.S. domiciled growth-oriented stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - Inst CL	-18.04%	10.89%	15.11%
Russell 3000 Growth Index	-21.86%	7.33%	11.83%
Growth Funds Average	-16.34%	7.75%	12.01%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Institutional Class on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $40,849 - a 308.49% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $30,590 - a 205.90% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year, five year and 10 year cumulative total returns for the large-cap core funds average were -13.53%, 45.01%, and 216.61%, respectively; and the one year, five year and 10 year average annual total returns were -13.53%, 7.55%, and 11.99%, respectively. The one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -16.38%, 45.45%, and 212.23%, respectively; and the one year, five year and 10 year average annual total returns were -16.38%, 7.53%, and 11.83%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Jennifer Uhrig, Portfolio Manager of Fidelity Advisor Equity Growth Fund

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended November 30, 2001, the fund's Institutional Class shares returned -18.04%. This topped the Russell 3000 Growth Index, which returned -21.86% during the same period, but trailed the growth funds average, which returned -16.34% according to Lipper Inc.

Q. Why did the fund beat its benchmark, but trail its Lipper peer group average?

A. I think the difference in both cases was due to the fund's exposure to technology stocks. I kept the fund's tech weighting below that of the Russell 3000 during the period, which helped relative to the index as growth stocks - particularly in the technology sector - struggled. Many of the fund's peers, however, appeared to be less committed to the growth style of investing, and my hunch is that many competitors went even lighter on tech stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did you play the technology sector?

A. Two areas of focus were semiconductors and PCs. Semiconductor fundamentals continued to improve during the period, as chip customers scaled down the inventories they had stockpiled during the 1990's bubble - when chip supply was tight and customers were afraid of not being able to get parts. When the bubble burst, many semiconductor companies produced below-end demand levels to help reduce inventories. I started adding to semiconductor positions - including Intel and Micron - late in the summer as it began to look as if this artificially low production could be nearing an end. The September 11 tragedy, however, offset these positives by threatening to delay the economic recovery, and the fund's semiconductor positions produced mixed results. On the PC front, I saw several positives. New products from Microsoft and Intel, as well as the aging of corporate PCs purchased in preparation for the year 2000 changeover, could all bode well for the industry, so I added to our positions in Microsoft and Dell Computer. Microsoft performed well during the period, while Dell lagged.

Q. Pharmaceutical stocks tend to do well in volatile markets, but that wasn't the case during this particular period . . .

A. It was an atypical year for most of the big drug stocks. These companies tend to offer relatively stable earnings growth during periods of economic weakness, but this time patent expirations, combined with difficulty getting new drugs approved, led to earnings disappointments. Bristol-Myers Squibb, for example, suffered several legal setbacks surrounding patents on its diabetes drug, Glucophage, and Schering-Plough had to contend with manufacturing issues, which led to delays in the approval of its new allergy medicine, Clarinex. Both stocks, along with Merck, were disappointing. Pfizer - the fund's largest drug position - declined only marginally as the company managed to successfully deliver its original earnings projections. I also made ill-timed bets on several biotechnology stocks during the period, including

Annual Report

Fund Talk: The Manager's Overview - continued

Amgen and Human Genome Sciences, which performed poorly as investors looked to companies with better near-term earnings prospects. Two areas in healthcare that did perform well were hospitals and drug distributors. These companies benefited as demand for their products and services was relatively independent of the economy. Two solid performers in this area were Tenet Healthcare and McKesson.

Q. Relative to the index, your most significant overweighting during the period was in financial stocks. How did this emphasis affect performance?

A. It helped overall, as finance stocks responded well to the 10 interest-rate cuts that occurred during the period. As for my strategy, I entered the period in a cautious mindset and shifted to a more aggressive stance as the period progressed. Early on, for instance, I focused on defensive areas within finance, such as mortgage lenders Fannie Mae and Freddie Mac, which benefited from lower interest rates and increased refinancing activity. The fund also was helped by its positions in banks, such as Bank of America, which saw reduced borrowing costs due to the Fed rate cuts. As I began to believe the worst was over for the economy, I added to the fund's brokerage positions. This move hurt the fund following September 11, but stocks such as Citigroup began to come back toward the end of November.

Q. Which other stocks influenced fund returns?

A. Two retail names that helped were AutoZone and home-improvement chain Lowe's, which continued to compete effectively with Home Depot. Additional disappointments included Internet

Annual Report

Fund Talk: The Manager's Overview - continued

infrastructure stocks Cisco Systems, Sun Microsystems and EMC.

Q. What's your outlook?

A. I'm reasonably optimistic that growth stocks will come back into favor at some point in 2002. We're coming off a dramatic stretch of underperformance for growth versus the broader market, so now may be a good time to own these types of stocks. We've also had an unprecedented number of rate cuts in one year, and this powerful stimulus may begin to have a positive economic impact soon. It's too early to tell for sure, but I do see some encouraging signs.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to achieve capital appreciation by investing primarily in common stock of companies with above-average growth characteristics

Start date: November 22, 1983

Size: as of November 30, 2001, more than $12.2 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Jennifer Uhrig offers some additional commentary on telecom, oil and toys:

Telecommunications: "Telecom stocks continued to suffer from major oversupply problems during the period. End usage simply didn't keep pace with the miles and miles of fiber-optic cable deployed during the bubble in the late 1990s. I added slightly to telecom as the period ended, as this area has lagged the rest of technology in finding a bottom and should recover eventually. However, this is still a depressed area.

Energy: "It was an interesting period for oil-related stocks. The fund's investments in oil services companies such as Weatherford International and Smith International performed well during the first half, but slipped during the second as oil prices came under pressure. Specifically, the market was worried about Russia's reluctance to cooperate with OPEC and decrease production.

Toys: "One theme I played within the retail sector involved toy makers and toy retailers, such as Mattel, Hasbro and Toys ´R' Us. These typically are economically defensive areas of retail, as parents typically will deprive themselves in order to take care of their kids."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	6.3	5.9
Pfizer, Inc.	5.0	4.3
Intel Corp.	4.4	3.7
General Electric Co.	2.9	4.4
Wal-Mart Stores, Inc.	2.4	1.4
International Business Machines Corp.	2.3	1.8
Cisco Systems, Inc.	2.1	1.8
American International Group, Inc.	1.9	0.9
American Home Products Corp.	1.5	1.1
AOL Time Warner, Inc.	1.2	2.8
	30.0
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.6	28.3
Health Care	20.1	18.9
Consumer Discretionary	14.8	16.2
Financials	10.7	12.4
Industrials	8.9	8.8
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 99.4%		Stocks 97.3%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	6.1%	** Foreign investments	5.7%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 0.1%
Cooper Tire & Rubber Co.	1,259,100	$ 18,660
Automobiles - 0.1%
Nissan Motor Co. Ltd.	1,714,000	8,445
Hotels, Restaurants & Leisure - 1.2%
Brinker International, Inc. (a)	1,270,000	35,560
McDonald's Corp.	931,590	25,004
Outback Steakhouse, Inc. (a)	1,023,720	31,858
Tricon Global Restaurants, Inc. (a)	830,300	39,398
Wendy's International, Inc.	488,900	13,899
		145,719
Household Durables - 2.3%
Black & Decker Corp.	812,250	30,086
Centex Corp.	526,700	23,802
D.R. Horton, Inc.	1,267,398	35,512
KB Home	226,600	7,618
Leggett & Platt, Inc.	1,066,300	23,075
Lennar Corp.	529,600	19,701
Maytag Corp.	963,440	27,872
Nintendo Co. Ltd.	83,800	14,430
Pulte Homes, Inc.	1,056,200	41,456
Sony Corp.	1,178,600	56,278
		279,830
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	2,234,300	36,754
Mattel, Inc.	3,335,400	61,405
		98,159
Media - 2.6%
AOL Time Warner, Inc. (a)	4,314,547	150,578
Clear Channel Communications, Inc. (a)	962,900	44,996
Liberty Media Corp. Class A (a)	2,672,820	35,148
Viacom, Inc. Class B (non-vtg.) (a)	1,902,890	83,061
		313,783
Multiline Retail - 4.0%
Dillard's, Inc. Class A	1,211,470	20,050
Family Dollar Stores, Inc.	1,036,600	30,891
JCPenney Co., Inc.	2,220,200	56,260
Kmart Corp. (a)	7,415,200	45,233
Kohls Corp. (a)	146,100	9,913
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Sears, Roebuck & Co.	902,660	$ 41,080
Wal-Mart Stores, Inc.	5,242,700	289,135
		492,562
Specialty Retail - 3.7%
Abercrombie & Fitch Co. Class A (a)	639,400	15,346
American Eagle Outfitters, Inc. (a)	275,270	6,728
AutoZone, Inc. (a)	659,100	44,357
Bed Bath & Beyond, Inc. (a)	383,400	12,449
Best Buy Co., Inc. (a)	460,220	32,855
Home Depot, Inc.	2,748,150	128,229
Lowe's Companies, Inc.	2,919,700	132,292
O'Reilly Automotive, Inc. (a)	282,630	9,451
Office Depot, Inc. (a)	1,664,400	26,880
Staples, Inc. (a)	632,000	11,123
Toys 'R' Us, Inc. (a)	1,693,620	36,430
		456,140
TOTAL CONSUMER DISCRETIONARY		1,813,298
CONSUMER STAPLES - 5.4%
Beverages - 2.7%
Pepsi Bottling Group, Inc.	1,073,800	47,730
PepsiAmericas, Inc.	622,200	7,821
PepsiCo, Inc.	2,569,805	124,970
The Coca-Cola Co.	3,157,600	148,281
		328,802
Food & Drug Retailing - 0.1%
Rite Aid Corp. (a)	2,380,870	11,166
Food Products - 0.7%
Kellogg Co.	1,149,280	33,892
Kraft Foods, Inc. Class A	1,641,400	54,363
		88,255
Household Products - 0.3%
Procter & Gamble Co.	416,940	32,296
Personal Products - 0.5%
Gillette Co.	1,856,300	60,701
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.1%
Philip Morris Companies, Inc.	2,816,500	$ 132,854
TOTAL CONSUMER STAPLES		654,074
ENERGY - 3.3%
Energy Equipment & Services - 3.2%
Baker Hughes, Inc.	1,572,230	51,836
BJ Services Co. (a)	1,842,140	51,322
Cooper Cameron Corp. (a)	390,900	14,323
ENSCO International, Inc.	403,900	8,126
Global Industries Ltd. (a)	3,115,400	19,970
GlobalSantaFe Corp.	90,866	2,199
Nabors Industries, Inc. (a)	1,016,190	32,010
National-Oilwell, Inc. (a)	1,274,600	21,337
Noble Drilling Corp. (a)	238,100	7,024
Schlumberger Ltd. (NY Shares)	1,063,200	51,044
Smith International, Inc. (a)	594,100	26,889
Tidewater, Inc.	856,200	24,402
Transocean Sedco Forex, Inc.	847,950	23,997
Varco International, Inc. (a)	1,429,500	20,227
Weatherford International, Inc. (a)	1,202,100	40,234
		394,940
Oil & Gas - 0.1%
Noble Affiliates, Inc.	365,600	11,955
TOTAL ENERGY		406,895
FINANCIALS - 10.7%
Banks - 1.9%
Bank of America Corp.	498,800	30,616
Bank One Corp.	2,503,900	93,746
FleetBoston Financial Corp.	1,283,640	47,174
Wells Fargo & Co.	1,515,700	64,872
		236,408
Diversified Financials - 6.6%
American Express Co.	4,185,712	137,752
Charles Schwab Corp.	2,343,100	33,647
Citigroup, Inc.	2,923,623	140,042
Daiwa Securities Group, Inc.	5,881,000	39,412
Fannie Mae	1,198,800	94,226
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	1,251,600	$ 82,818
Goldman Sachs Group, Inc.	633,500	56,318
Merrill Lynch & Co., Inc.	1,107,400	55,470
Morgan Stanley Dean Witter & Co.	1,176,500	65,296
Nikko Cordial Corp.	8,992,000	47,363
Nomura Holdings, Inc.	3,767,000	52,199
TeraBeam Labs Investors LLC (c)	47,600	1
		804,544
Insurance - 2.2%
AFLAC, Inc.	1,274,800	34,930
American International Group, Inc.	2,779,699	229,047
		263,977
TOTAL FINANCIALS		1,304,929
HEALTH CARE - 20.1%
Biotechnology - 3.2%
Abgenix, Inc. (a)	1,077,000	38,772
Alkermes, Inc. (a)	1,040,400	25,365
Amgen, Inc. (a)	1,267,578	84,205
Cambridge Antibody Technology Group PLC (a)	906,876	21,765
Geneprot, Inc. (c)	664,000	7,304
Human Genome Sciences, Inc. (a)	1,090,100	46,340
Medarex, Inc. (a)	1,434,400	33,335
Millennium Pharmaceuticals, Inc. (a)	2,328,900	79,392
Protein Design Labs, Inc. (a)	1,118,920	42,172
QLT, Inc. (a)	346,000	7,413
		386,063
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	1,108,000	57,616
Boston Scientific Corp. (a)	441,500	11,744
Medtronic, Inc.	2,935,500	138,790
Zimmer Holdings, Inc. (a)	200,350	6,463
		214,613
Health Care Providers & Services - 2.0%
Cardinal Health, Inc.	637,750	43,571
HCA, Inc.	838,500	32,525
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	2,794,100	$ 104,136
Tenet Healthcare Corp. (a)	1,157,100	69,426
		249,658
Pharmaceuticals - 13.1%
Abbott Laboratories	1,795,400	98,747
American Home Products Corp.	3,000,100	180,306
Bristol-Myers Squibb Co.	2,043,240	109,845
Elan Corp. PLC sponsored ADR (a)	835,930	36,965
Eli Lilly & Co.	882,700	72,973
Forest Laboratories, Inc. (a)	553,000	39,152
ImClone Systems, Inc. (a)	270,869	19,503
Johnson & Johnson	2,493,400	145,241
King Pharmaceuticals, Inc. (a)	749,900	29,876
Merck & Co., Inc.	1,544,800	104,660
Pfizer, Inc.	14,080,025	609,806
Pharmacia Corp.	2,610,300	115,897
Schering-Plough Corp.	1,003,900	35,869
		1,598,840
TOTAL HEALTH CARE		2,449,174
INDUSTRIALS - 8.9%
Aerospace & Defense - 0.5%
L-3 Communications Holdings, Inc. (a)	204,450	17,047
Lockheed Martin Corp.	120,800	5,611
Northrop Grumman Corp.	465,400	43,692
		66,350
Airlines - 0.7%
Delta Air Lines, Inc.	1,574,800	45,638
Northwest Airlines Corp. (a)	1,455,600	26,084
UAL Corp.	1,195,100	20,161
		91,883
Commercial Services & Supplies - 1.8%
Automatic Data Processing, Inc.	1,316,000	72,985
Cintas Corp.	37,100	1,586
Concord EFS, Inc. (a)	2,111,600	63,264
DST Systems, Inc. (a)	235,100	11,214
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
First Data Corp.	838,600	$ 61,419
Herman Miller, Inc.	227,710	4,978
		215,446
Construction & Engineering - 0.5%
Fluor Corp.	1,533,080	58,027
Electrical Equipment - 0.3%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Mitsubishi Electric Corp.	8,634,000	36,242
Industrial Conglomerates - 3.5%
General Electric Co.	9,052,770	348,532
Minnesota Mining & Manufacturing Co.	573,470	65,708
Textron, Inc.	310,700	12,319
		426,559
Machinery - 0.2%
Illinois Tool Works, Inc.	464,100	28,473
Road & Rail - 1.4%
Burlington Northern Santa Fe Corp.	1,666,300	48,839
Canadian National Railway Co.	1,161,370	51,870
Union Pacific Corp.	1,198,250	65,964
		166,673
TOTAL INDUSTRIALS		1,089,653
INFORMATION TECHNOLOGY - 31.6%
Communications Equipment - 4.2%
CIENA Corp. (a)	2,129,500	37,799
Cisco Systems, Inc. (a)	12,725,500	260,109
JDS Uniphase Corp. (a)	3,181,800	32,073
Juniper Networks, Inc. (a)	1,603,300	39,409
Lucent Technologies, Inc.	4,462,700	32,667
Motorola, Inc.	3,551,300	59,094
Nokia Corp. sponsored ADR	590,900	13,597
QUALCOMM, Inc. (a)	616,200	36,183
Tellium, Inc.	20,000	139
		511,070
Computers & Peripherals - 4.2%
Apple Computer, Inc. (a)	1,530,900	32,608
Dell Computer Corp. (a)	4,858,300	135,692
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	1,447,700	$ 24,307
International Business Machines Corp.	2,434,400	281,392
Network Appliance, Inc. (a)	460,700	7,109
Sun Microsystems, Inc. (a)	2,886,700	41,107
		522,215
Electronic Equipment & Instruments - 1.2%
Agilent Technologies, Inc. (a)	2,365,670	64,512
Amphenol Corp. Class A (a)	642,600	30,459
Arrow Electronics, Inc. (a)	585,400	16,110
Avnet, Inc.	1,244,400	29,555
Jabil Circuit, Inc. (a)	241,800	6,359
		146,995
Internet Software & Services - 0.4%
Openwave Systems, Inc. (a)	625,500	6,849
Yahoo!, Inc. (a)	2,579,900	40,169
		47,018
Semiconductor Equipment & Products - 13.0%
Advanced Micro Devices, Inc. (a)	2,195,800	29,775
Agere Systems, Inc. Class A	6,181,100	31,894
Altera Corp. (a)	766,250	17,440
Analog Devices, Inc. (a)	1,660,100	70,554
Applied Materials, Inc. (a)	1,557,900	61,911
ASML Holding NV (NY Shares) (a)	2,598,200	45,235
Atmel Corp. (a)	2,199,700	18,148
Chartered Semiconductor Manufacturing Ltd. ADR (a)	2,048,600	44,659
Integrated Circuit Systems, Inc. (a)	768,780	14,392
Integrated Device Technology, Inc. (a)	374,200	11,031
Intel Corp.	16,547,700	540,448
International Rectifier Corp. (a)	443,000	14,823
Intersil Corp. Class A (a)	615,600	20,567
KLA-Tencor Corp. (a)	1,180,080	59,275
LAM Research Corp. (a)	1,559,600	34,186
Lattice Semiconductor Corp. (a)	1,279,900	24,856
Linear Technology Corp.	446,700	18,328
Marvell Technology Group Ltd. (a)	444,200	14,010
Maxim Integrated Products, Inc. (a)	513,200	28,128
Micron Technology, Inc. (a)	3,507,500	95,264
National Semiconductor Corp. (a)	1,649,780	49,708
NVIDIA Corp. (a)	861,400	47,067
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
QLogic Corp. (a)	104,500	$ 5,168
Semtech Corp. (a)	798,600	30,762
Silicon Storage Technology, Inc. (a)	80,300	990
STMicroelectronics NV (NY Shares)	286,900	9,654
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,156,700	66,216
Teradyne, Inc. (a)	1,645,184	45,835
Texas Instruments, Inc.	2,562,800	82,138
United Microelectronics Corp. sponsored ADR	4,694,700	36,572
Xilinx, Inc. (a)	502,900	18,160
		1,587,194
Software - 8.6%
Adobe Systems, Inc.	384,000	12,319
BEA Systems, Inc. (a)	605,320	10,163
Cerner Corp. (a)	349,800	18,508
Computer Associates International, Inc.	1,422,300	47,320
Compuware Corp. (a)	3,619,800	40,469
Electronic Arts, Inc. (a)	1,019,800	61,657
Intuit, Inc. (a)	11,700	514
Microsoft Corp. (a)	12,018,800	771,726
Oracle Corp. (a)	3,093,930	43,408
Red Hat, Inc. (a)	2,067,700	16,500
VERITAS Software Corp. (a)	666,600	25,924
		1,048,508
TOTAL INFORMATION TECHNOLOGY		3,863,000
MATERIALS - 0.4%
Chemicals - 0.3%
Lyondell Chemical Co.	2,752,240	39,082
Construction Materials - 0.1%
Lafarge North America, Inc.	169,879	6,223
TOTAL MATERIALS		45,305
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 2.5%
AT&T Corp.	5,546,600	97,010
BellSouth Corp.	1,708,390	65,773
Qwest Communications International, Inc.	5,763,400	68,584
SBC Communications, Inc.	1,403,677	52,469
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
TeraBeam Networks (c)	47,600	$ 48
Time Warner Telecom, Inc. Class A (a)	1,356,600	19,264
		303,148
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc. Class A (a)	3,050,690	32,673
Sprint Corp. - PCS Group Series 1 (a)	1,423,900	35,526
United States Cellular Corp. (a)	142,800	6,340
Vodafone Group PLC	36,087,007	91,445
Western Wireless Corp. Class A (a)	79,500	1,953
		167,937
TOTAL TELECOMMUNICATION SERVICES		471,085
UTILITIES - 0.3%
Electric Utilities - 0.3%
AES Corp. (a)	1,915,000	31,636
TOTAL COMMON STOCKS (Cost $10,951,350)		12,129,049
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,250)	72,500	115
Money Market Funds - 1.7%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.23% (b)	176,182,910	$ 176,183
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	33,109,016	33,109
TOTAL MONEY MARKET FUNDS (Cost $209,292)		209,292
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $11,161,892)		12,338,456
NET OTHER ASSETS - (1.1)%		(133,061)
NET ASSETS - 100%		$ 12,205,395
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 1,250
Geneprot, Inc.	7/7/00	$ 3,652
TeraBeam Labs Investors LLC	7/12/01	$ 1
TeraBeam Networks	4/7/00	$ 179
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $14,439,336,000 and $13,638,132,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $975,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,468,000 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $13,706,000. The weighted average interest rate was 3.81%.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $11,255,804,000. Net unrealized appreciation aggregated $1,082,652,000, of which $1,961,272,000 related to appreciated investment securities and $878,620,000 related to depreciated investment securities.

The fund hereby designates approximately $812,043,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001 the fund had a capital loss carryforward of approximately $2,158,179,000 all of which will expire on November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $135,591,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $32,235) (cost $11,161,892) - See accompanying schedule		$ 12,338,456
Receivable for investments sold		59,393
Receivable for fund shares sold		11,860
Dividends receivable		8,901
Interest receivable		292
Other receivables		91
Total assets		12,418,993
Liabilities
Payable for investments purchased	$ 111,530
Payable for fund shares redeemed	55,863
Accrued management fee	5,827
Distribution fees payable	5,125
Other payables and accrued expenses	2,144
Collateral on securities loaned, at value	33,109
Total liabilities		213,598
Net Assets		$ 12,205,395
Net Assets consist of:
Paid in capital		$ 13,422,179
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,393,340)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,176,556
Net Assets		$ 12,205,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($612,539 ÷ 12,769 shares)	$47.97
Maximum offering price per share (100/94.25 of $47.97)	$50.90
Class T: Net Asset Value and redemption price per share ($7,119,910 ÷ 147,047 shares)	$48.42
Maximum offering price per share (100/96.50 of $48.42)	$50.18
Class B: Net Asset Value and offering price per share ($1,774,965 ÷ 38,132 shares) A	$46.55
Class C: Net Asset Value and offering price per share ($757,168 ÷ 16,030 shares) A	$47.23
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,940,813 ÷ 38,840 shares)	$49.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 96,595
Interest		19,911
Security lending		587
Total income		117,093
Expenses
Management fee	$ 76,244
Transfer agent fees	28,655
Distribution fees	69,072
Accounting and security lending fees	1,048
Custodian fees and expenses	302
Audit	78
Legal	82
Interest	1
Miscellaneous	559
Total expenses before reductions	176,041
Expense reductions	(4,263)	171,778
Net investment income (loss)		(54,685)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,086,565)
Foreign currency transactions	(296)	(2,086,861)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(682,493)
Assets and liabilities in foreign currencies	14	(682,479)
Net gain (loss)		(2,769,340)
Net increase (decrease) in net assets resulting from operations		$ (2,824,025)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (54,685)	$ (94,638)
Net realized gain (loss)	(2,086,861)	671,101
Change in net unrealized appreciation (depreciation)	(682,479)	(1,394,878)
Net increase (decrease) in net assets resulting from operations	(2,824,025)	(818,415)
Distributions to shareholders from net realized gains	(812,042)	(946,336)
Share transactions - net increase (decrease)	1,102,220	4,772,923
Total increase (decrease) in net assets	(2,533,847)	3,008,172
Net Assets
Beginning of period	14,739,242	11,731,070
End of period	$ 12,205,395	$ 14,739,242

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 62.16	$ 69.26	$ 58.14	$ 51.69	$ 44.80
Income from Investment Operations
Net investment income (loss) C	(.11)	(.26)	(.14)	(.13)	(.06)
Net realized and unrealized gain (loss)	(10.63)	(1.18)	18.28	12.76	8.54
Total from investment operations	(10.74)	(1.44)	18.14	12.63	8.48
Less Distributions
From net investment income	-	-	-	(.03)	(.36)
From net realized gain	(3.45)	(5.66)	(7.02)	(6.15)	(1.23)
Total distributions	(3.45)	(5.66)	(7.02)	(6.18)	(1.59)
Net asset value, end of period	$ 47.97	$ 62.16	$ 69.26	$ 58.14	$ 51.69
Total Return A, B	(18.27)%	(2.63)%	34.67%	28.21%	19.73%
Ratios to Average Net Assets D
Expenses before expense reductions	1.12%	1.08%	1.09%	1.12%	1.34%
Expenses net of voluntary waivers, if any	1.12%	1.08%	1.09%	1.12%	1.32%
Expenses net of all reductions	1.09%	1.06%	1.08%	1.10%	1.30%
Net investment income (loss)	(.20)%	(.37)%	(.23)%	(.26)%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 613	$ 656	$ 403	$ 92	$ 29
Portfolio turnover rate	106%	99%	82%	122%	108%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 62.88	$ 69.95	$ 58.59	$ 51.97	$ 44.81
Income from Investment Operations
Net investment income (loss) C	(.20)	(.41)	(.27)	(.21)	(.04)
Net realized and unrealized gain (loss)	(10.81)	(1.19)	18.49	12.87	8.60
Total from investment operations	(11.01)	(1.60)	18.22	12.66	8.56
Less Distributions
From net investment income	-	-	-	-	(.17)
From net realized gain	(3.45)	(5.47)	(6.86)	(6.04)	(1.23)
Total distributions	(3.45)	(5.47)	(6.86)	(6.04)	(1.40)
Net asset value, end of period	$ 48.42	$ 62.88	$ 69.95	$ 58.59	$ 51.97
Total Return A, B	(18.51)%	(2.83)%	34.44%	28.00%	19.81%
Ratios to Average Net Assets D
Expenses before expense reductions	1.29%	1.28%	1.29%	1.29%	1.32%
Expenses net of voluntary waivers, if any	1.29%	1.28%	1.29%	1.29%	1.31%
Expenses net of all reductions	1.26%	1.26%	1.28%	1.27%	1.29%
Net investment income (loss)	(.37)%	(.57)%	(.43)%	(.41)%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$ 7,120	$ 9,169	$ 8,047	$ 5,187	$ 4,206
Portfolio turnover rate	106%	99%	82%	122%	108%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 60.93	$ 68.19	$ 57.50	$ 51.41	$ 41.81
Income from Investment Operations
Net investment income (loss) E	(.50)	(.79)	(.60)	(.52)	(.32)
Net realized and unrealized gain (loss)	(10.43)	(1.11)	18.08	12.68	9.95
Total from investment operations	(10.93)	(1.90)	17.48	12.16	9.63
Less Distributions
From net realized gain	(3.45)	(5.36)	(6.79)	(6.07)	(.03)
Net asset value, end of period	$ 46.55	$ 60.93	$ 68.19	$ 57.50	$ 51.41
Total Return B, C, D	(18.99)%	(3.37)%	33.69%	27.27%	23.05%
Ratios to Average Net Assets G
Expenses before expense reductions	1.90%	1.84%	1.85%	1.88%	2.01% A
Expenses net of voluntary waivers, if any	1.90%	1.84%	1.85%	1.88%	1.93% A
Expenses net of all reductions	1.87%	1.83%	1.84%	1.85%	1.90% A
Net investment income (loss)	(.98)%	(1.14)%	(.98)%	(1.01)%	(.73)% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,775	$ 2,269	$ 1,396	$ 307	$ 71
Portfolio turnover rate	106%	99%	82%	122%	108%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 61.75	$ 69.07	$ 58.24	$ 51.95	$ 51.84
Income from Investment Operations
Net investment income (loss) E	(.47)	(.78)	(.60)	(.54)	(.02)
Net realized and unrealized gain (loss)	(10.60)	(1.13)	18.32	12.87	.13
Total from investment operations	(11.07)	(1.91)	17.72	12.33	.11
Less Distributions
From net realized gain	(3.45)	(5.41)	(6.89)	(6.04)	-
Net asset value, end of period	$ 47.23	$ 61.75	$ 69.07	$ 58.24	$ 51.95
Total Return B, C, D	(18.97)%	(3.34)%	33.72%	27.30%	0.21%
Ratios to Average Net Assets G
Expenses before expense reductions	1.84%	1.81%	1.82%	1.89%	18.73% A
Expenses net of voluntary waivers, if any	1.84%	1.81%	1.82%	1.89%	1.95% A
Expenses net of all reductions	1.81%	1.80%	1.81%	1.86%	1.89% A
Net investment income (loss)	(.92)%	(1.11)%	(.96)%	(1.03)%	(.82)% A
Supplemental Data
Net assets, end of period (in millions)	$ 757	$ 901	$ 436	$ 64	$ 1
Portfolio turnover rate	106%	99%	82%	122%	108%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 64.43	$ 71.49	$ 59.71	$ 52.86	$ 45.52
Income from Investment Operations
Net investment income (loss) B	.09	(.05)	.05	.06	.22
Net realized and unrealized gain (loss)	(11.10)	(1.24)	18.86	13.08	8.72
Total from investment operations	(11.01)	(1.29)	18.91	13.14	8.94
Less Distributions
From net investment income	-	-	-	(.05)	(.37)
From net realized gain	(3.45)	(5.77) D	(7.13)	(6.24)	(1.23)
Total distributions	(3.45)	(5.77)	(7.13)	(6.29)	(1.60)
Net asset value, end of period	$ 49.97	$ 64.43	$ 71.49	$ 59.71	$ 52.86
Total Return A	(18.04)%	(2.33)%	35.16%	28.67%	20.46%
Ratios to Average Net Assets C
Expenses before expense reductions	.75%	.77%	.78%	.76%	.77%
Expenses net of voluntary waivers, if any	.75%	.77%	.78%	.76%	.77%
Expenses net of all reductions	.72%	.75%	.77%	.74%	.75%
Net investment income (loss)	.17%	(.06)%	.08%	.12%	.46%
Supplemental Data
Net assets, end of period (in millions)	$ 1,941	$ 1,745	$ 1,448	$ 1,088	$ 1,032
Portfolio turnover rate	106%	99%	82%	122%	108%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,553,000	$ 9,000
Class T	.25%	.25%	39,475,000	290,000
Class B	.75%	.25%	19,883,000	14,914,000
Class C	.75%	.25%	8,161,000	2,548,000
			$ 69,072,000	$ 17,761,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 1,382,000	$ 591,000
Class T	2,183,000	595,000
Class B	5,860,000	5,860,000 *
Class C	257,000	257,000 *
	$ 9,682,000	$ 7,303,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,747,000.28
Class T	15,801,000.20
Class B	6,133,000.31
Class C	2,057,000.25
Institutional Class	2,917,000.16
	$ 28,655,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $19,859,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR), may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral(in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $4,231,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $30,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 2,000

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net realized gain
Class A	$ 36,923	$ 34,488
Class T	502,238	642,707
Class B	129,000	114,510
Class C	50,485	36,735
Institutional Class	93,396	117,896
Total	$ 812,042	$ 946,336

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	5,066	6,947	$ 265,815	$ 496,472
Reinvestment of distributions	588	478	34,416	32,062
Shares redeemed	(3,433)	(2,698)	(175,521)	(191,359)
Net increase (decrease)	2,221	4,727	$ 124,710	$ 337,175
Class T Shares sold	37,784	58,339	$ 1,999,037	$ 4,221,880
Reinvestment of distributions	7,976	8,957	472,328	608,732
Shares redeemed	(44,520)	(36,538)	(2,314,652)	(2,633,837)
Net increase (decrease)	1,240	30,758	$ 156,713	$ 2,196,775
Class B Shares sold	7,051	19,122	$ 366,231	$ 1,344,353
Reinvestment of distributions	2,004	1,553	114,701	102,838
Shares redeemed	(8,162)	(3,913)	(400,457)	(274,459)
Net increase (decrease)	893	16,762	$ 80,475	$ 1,172,732
Class C Shares sold	5,002	9,763	$ 261,973	$ 696,138
Reinvestment of distributions	710	454	41,223	30,441
Shares redeemed	(4,269)	(1,949)	(215,872)	(137,736)
Net increase (decrease)	1,443	8,268	$ 87,324	$ 588,843
Institutional Class Shares sold	24,515	14,181	$ 1,300,210	$ 1,026,863
Reinvestment of distributions	1,267	1,366	77,017	94,633
Shares redeemed	(14,024)	(8,716)	(724,229)	(644,098)
Net increase (decrease)	11,758	6,831	$ 652,998	$ 477,398

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Jennifer Uhrig, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Michael Cook*

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPGI-ANN-0102 152982
1.539471.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Equity Income
Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	27	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	36	Notes to the financial statements.
Independent Auditors' Report	44	The auditors' opinion.
Distributions	45

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Equity Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Equity Income - CL A	1.36%	57.08%	274.64%
Fidelity Adv Equity Income - CL A (incl. 5.75% sales charge)	-4.47%	48.05%	253.10%
Russell 3000® Value	-1.76%	63.04%	296.36%
Equity Income Funds Average	-3.33%	47.99%	210.28%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class A's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 225 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL A	1.36%	9.45%	14.12%
Fidelity Adv Equity Income - CL A (incl. 5.75% sales charge)	-4.47%	8.16%	13.45%
Russell 3000 Value	-1.76%	10.27%	14.77%
Equity Income Funds Average	-3.33%	7.90%	11.61%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Class A on November 30, 1991, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $35,310 - a 253.10% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $39,636 - a 296.36% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the equity income funds average were -2.78%, 45.65%, and 204.50%, respectively; and the one year, five year, and 10 year average annual total returns were -2.78%, 7.64%, and 11.58%, respectively.

Annual Report

Fidelity Advisor Equity Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996) that is reflected in returns after September 10, 1992. Returns prior to that date are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL T	1.10%	55.90%	272.12%
Fidelity Adv Equity Income - CL T (incl. 3.50% sales charge)	-2.44%	50.45%	259.10%
Russell 3000 Value	-1.76%	63.04%	296.36%
Equity Income Funds Average	-3.33%	47.99%	210.28%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class T's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 225 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL T	1.10%	9.29%	14.04%
Fidelity Adv Equity Income - CL T (incl. 3.50% sales charge)	-2.44%	8.51%	13.64%
Russell 3000 Value	-1.76%	10.27%	14.77%
Equity Income Funds Average	-3.33%	7.90%	11.61%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class T on November 30, 1991, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $35,910 - a 259.10% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $39,636 - a 296.36% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger)The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the equity income funds average were -2.78%, 45.65%, and 204.50%, respectively; and the one year, five year, and 10 year average annual total returns were -2.78%, 7.64%, and 11.58%, respectively.

Annual Report

Fidelity Advisor Equity Income Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 1994. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T, and reflect Class T shares' prior 0.65% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL B	0.57%	51.88%	258.79%
Fidelity Adv Equity Income - CL B (incl. contingent deferred sales charge)	-3.92%	49.88%	258.79%
Russell 3000 Value	-1.76%	63.04%	296.36%
Equity Income Funds Average	-3.33%	47.99%	210.28%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class B's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 225 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL B	0.57%	8.72%	13.63%
Fidelity Adv Equity Income - CL B (incl. contingent deferred sales charge)	-3.92%	8.43%	13.63%
Russell 3000 Value	-1.76%	10.27%	14.77%
Equity Income Funds Average	-3.33%	7.90%	11.61%

Average annual total returns take Class B's cumulative return and shows you what would have happened if Class B had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class B on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $35,879 - a 258.79% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends, and capital gains, if any, reinvested, the same $10,000 investment would have grown to $39,636 - a 296.36% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the equity income funds average were -2.78%, 45.65%, and 204.50%, respectively; and the one year, five year, and 10 year average annual total returns were -2.78%, 7.64%, and 11.58%, respectively.

Annual Report

Fidelity Advisor Equity Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between June 30, 1994 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T shares, and reflect Class T shares' prior 0.65% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL C	0.65%	51.88%	258.78%
Fidelity Adv Equity Income - CL C (incl. contingent deferred sales charge)	-0.25%	51.88%	258.78%
Russell 3000 Value	-1.76%	63.04%	296.36%
Equity Income Funds Average	-3.33%	47.99%	210.28%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class C's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 225 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL C	0.65%	8.72%	13.63%
Fidelity Adv Equity Income - CL C (incl. contingent deferred sales charge)	-0.25%	8.72%	13.63%
Russell 3000 Value	-1.76%	10.27%	14.77%
Equity Income Funds Average	-3.33%	7.90%	11.61%

Average annual total returns take Class C's cumulative return and shows you what would have happened if Class C had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class C on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $35,878 - a 258.78% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $39,636 - a 296.36% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the equity income funds average were -2.78%, 45.65%, and 204.50%, respectively; and the one year, five year, and 10 year average annual total returns were -2.78%, 7.64%, and 11.58%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Bob Chow, Portfolio Manager of Fidelity Advisor Equity Income Fund

Q. How did the fund perform, Bob?

A. For the 12-month period that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned 1.36%, 1.10%, 0.57% and 0.65%, respectively. In comparison, the Russell 3000 Value Index declined 1.76% and the equity income funds average tracked by Lipper Inc. fell 3.33% during the same period.

Q. What helped the fund outperform its index and Lipper peer group average during the past year?

A. Early in the period, I implemented three strategies that turned out to be beneficial. I increased the fund's exposure both to cyclicals - stocks that historically tend to outperform in expectation of an economic recovery - as well as mid- and small-cap companies that I felt were undervalued. Additionally, I mitigated the portfolio's risk by increasing the number of holdings. Owning mid-cap and cyclical stocks near economic inflection points historically has been rewarding, and this period was no different. The sustained economic slowdown put pressure on the earnings of widely followed large-cap stocks, and investors were forced to look for better opportunities elsewhere. Many discovered the relatively stronger earnings growth and attractive valuations of smaller companies, which subsequently performed quite well. With regard to our Lipper peers, I suspect the average equity income fund had a higher exposure to underperforming large-cap stocks, resulting in our better relative return.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. In what specific areas did you find attractively valued cyclical stocks?

A. I uncovered opportunities in the consumer sectors, including strong-performers Best Buy, Office Depot and Federated Department Stores. Selected stocks in the technology (Varian Semiconductor), industrials (Kennametal) and materials (Ball) sectors also were positive contributors. These stocks all benefited from Wall Street's growing consensus that the economy may be approaching the bottom of its economic downturn. As such, they reacted in cyclical fashion as investors by and large discounted the expectation of an economic recovery into their prices prior to the actual turnaround in their fundamentals. As the valuation of Best Buy increased, I sold the position to lock in profits. Not all of my cyclicals worked out during the period, though. For example, I saw an opportunity to boost the fund's holdings in Gap, whose share price had fallen after the company clearly missed a fashion cycle and experienced reduced profits. I felt Gap's management was addressing the company's problems, but by period end the stock had yet to meaningfully influence fund performance.

Q. What impact did the tragic events of September 11 have on the fund's performance?

A. Like most equity funds, it lost ground. What happened on September 11, and the market's sudden decline during the next open market session, was an unpredictable one-time event that instantaneously sent stocks down to new levels. The fund's holdings did bounce back sharply in the final two months of the period, sweeping away most of September's losses after word spread that business had picked up from an extreme slowdown during the second half of September. I took the opportunity to reposition the fund a little differently in the weeks following the attacks. While I emphasized stocks that should benefit from an economic rebound, I did so with a little less aggressiveness than I had at the start of the period due to my growing concern that such a rebound might take longer than I previously expected. At the end of November, the fund owned less retail, had less large-cap exposure and had a much larger number of holdings than a year ago.

Q. What stocks were top performers? Which disappointed?

A. The fund's top performer, Varian Semiconductor, benefited from a cyclical upswing in semiconductor stocks. Higher interest income helped Bank of America post consistent quarterly earnings growth, and its stock moved higher. In terms of disappointments, a decline in third-quarter profits hurt shares of SBC Communications, the fund's biggest detractor. Schering-Plough and Merck, two large-cap pharmaceuticals, suffered from a federal investigation of its drug manufacturing facilities and several patent expirations, respectively.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Bob?

A. In the aftermath of September 11 and the subsequent war on terrorism that followed, I'm now slightly more skeptical about a near-term economic recovery, though I believe it is still possible. As such, I've broadened the portfolio by reducing individual positions and adding more new holdings in the mid-cap area, where I've found the most attractive market valuations. The fund's exposure to cyclical stocks is designed to help it participate in an economic recovery, should that happen during the next 12 months. If the current economic weakness becomes a drawn-out affair, the fund's cyclical exposure is likely to hinder returns, but our higher exposure to defensive areas, such as consumer staples, energy and materials, could provide a performance cushion relative to other areas of the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to maintain a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for achieving capital appreciation

Start date: April 25, 1983

Size: as of November 30, 2001, more than $3.8 billion

Manager: Bob Chow, since 1996; joined Fidelity in 1989

3

Bob Chow on nickel-and-dime investing:

"During most of the 1990s, many investors came to the conclusion that the fastest way to make money in the equity markets was simply by owning a few widely followed large-cap stocks. Within that climate, many investors were able to make sizable gains by owning a handful of stocks the media often referred to as the "Nifty Fifty." After the bubble burst in large cap, technology and telecommunication services stocks in the spring of 2000 and the domestic economy fell into a recession, investors realized that they couldn't indiscriminately own these "Nifty Fifty" stocks to see their portfolios appreciate rapidly.

"During the past 12 months, I believe the equity market leadership broadened considerably to reflect an investing environment that has been more common during the history of the stock market. I now believe that an investor is more likely to outperform the broader market by making smaller gains - nickels and dimes, so to speak - in a wide variety of stocks. As I see it, there just isn't any one company or sector that has obviously exceptional fundamentals, similar to a Cisco Systems, for example, during the 1990s. Reflecting my conviction in this strategy, I increased the number of stocks in the fund by roughly 70% during the past year in areas where the valuations were compelling."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.9	3.9
Citigroup, Inc.	2.5	2.4
BellSouth Corp.	2.0	1.6
Verizon Communications, Inc.	1.8	0.9
SBC Communications, Inc.	1.7	1.9
Philip Morris Companies, Inc.	1.6	1.5
ChevronTexaco Corp.	1.6	2.1
Fannie Mae	1.5	1.7
Bowater, Inc.	1.5	1.8
Bank of America Corp.	1.2	1.4
	18.3
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.5	22.1
Consumer Discretionary	14.3	14.8
Industrials	11.0	13.6
Energy	9.2	10.6
Consumer Staples	8.3	8.1
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks and Equity Futures 88.7%		Stocks 95.3%
	Short-Term Investments and Net Other Assets 11.3%		Short-Term Investments and Net Other Assets 4.7%
* Foreign investments	2.6%	** Foreign investments	3.8%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 88.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 1.0%
Dana Corp.	300,000	$ 4,110
Johnson Controls, Inc.	220,000	17,494
TRW, Inc.	460,000	17,949
		39,553
Automobiles - 0.2%
Ford Motor Co.	489,489	9,271
Hotels, Restaurants & Leisure - 2.1%
Hilton Hotels Corp.	300,000	2,970
Mandalay Resort Group (a)	600,000	12,960
McDonald's Corp.	1,100,000	29,524
MGM Mirage, Inc. (a)	500,000	13,175
Outback Steakhouse, Inc. (a)	500,000	15,560
Six Flags, Inc. (a)	400,000	5,728
		79,917
Household Durables - 2.0%
Black & Decker Corp.	300,000	11,112
Leggett & Platt, Inc.	780,000	16,879
Snap-On, Inc.	540,000	16,902
Sony Corp.	100,000	4,775
Tupperware Corp.	700,000	13,762
Whirlpool Corp.	200,000	13,152
		76,582
Internet & Catalog Retail - 0.2%
Lands' End, Inc. (a)	160,000	7,352
Leisure Equipment & Products - 0.2%
Mattel, Inc.	500,000	9,205
Media - 2.7%
Dow Jones & Co., Inc.	160,000	8,099
Gannett Co., Inc.	220,000	15,279
Liberty Media Corp. Class A (a)	400,000	5,260
The New York Times Co. Class A	400,000	18,180
Tribune Co.	800,000	28,880
TV Azteca SA de CV sponsored ADR	300,000	1,698
Viacom, Inc. Class B (non-vtg.) (a)	180,000	7,857
Walt Disney Co.	1,000,000	20,470
		105,723
Multiline Retail - 1.8%
Dillard's, Inc. Class A	291,100	4,818
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Federated Department Stores, Inc. (a)	716,100	$ 26,496
Kmart Corp. (a)	700,000	4,270
Target Corp.	440,000	16,518
The May Department Stores Co.	220,000	7,885
Wal-Mart Stores, Inc.	180,000	9,927
		69,914
Specialty Retail - 3.5%
Abercrombie & Fitch Co. Class A (a)	200,000	4,800
AnnTaylor Stores Corp. (a)	360,000	9,817
Barnes & Noble, Inc. (a)	240,000	7,416
Borders Group, Inc. (a)	800,000	15,400
Gap, Inc.	1,058,000	13,997
Home Depot, Inc.	180,000	8,399
Office Depot, Inc. (a)	1,000,000	16,150
Pier 1 Imports, Inc.	300,000	4,338
Regis Corp.	600,000	14,154
Staples, Inc. (a)	1,100,000	19,360
The Childrens Place Retail Stores, Inc. (a)	25,000	873
The Limited, Inc.	1,600,000	22,272
		136,976
Textiles & Apparel - 0.6%
Liz Claiborne, Inc.	470,000	23,491
TOTAL CONSUMER DISCRETIONARY		557,984
CONSUMER STAPLES - 8.3%
Beverages - 0.7%
Adolph Coors Co. Class B	200,000	11,406
Coca-Cola Enterprises, Inc.	540,000	9,423
The Coca-Cola Co.	160,000	7,514
		28,343
Food & Drug Retailing - 1.3%
Albertson's, Inc.	680,000	22,821
CVS Corp.	500,000	13,475
Fleming Companies, Inc.	180,000	4,662
Kroger Co. (a)	420,000	10,634
		51,592
Food Products - 2.0%
Hershey Foods Corp.	240,000	15,710
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Kellogg Co.	1,100,000	$ 32,439
Kraft Foods, Inc. Class A	140,000	4,637
Unilever NV (NY Shares)	300,000	17,070
Wm. Wrigley Jr. Co.	180,000	9,097
		78,953
Household Products - 1.9%
Clorox Co.	520,000	20,550
Colgate-Palmolive Co.	200,000	11,672
Kimberly-Clark Corp.	500,000	29,085
Procter & Gamble Co.	140,000	10,844
		72,151
Personal Products - 0.8%
Avon Products, Inc.	220,000	10,503
Gillette Co.	640,000	20,928
		31,431
Tobacco - 1.6%
Philip Morris Companies, Inc.	1,300,000	61,321
TOTAL CONSUMER STAPLES		323,791
ENERGY - 9.2%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	460,000	15,166
Diamond Offshore Drilling, Inc.	360,000	9,972
ENSCO International, Inc.	300,000	6,036
Halliburton Co.	400,000	8,572
Nabors Industries, Inc. (a)	320,000	10,080
Noble Drilling Corp. (a)	200,000	5,900
Schlumberger Ltd. (NY Shares)	380,000	18,244
		73,970
Oil & Gas - 7.3%
Anadarko Petroleum Corp.	300,000	15,570
Apache Corp.	320,000	14,717
BP PLC sponsored ADR	1,000,000	44,170
ChevronTexaco Corp.	720,000	61,207
Exxon Mobil Corp.	3,000,000	112,202
Newfield Exploration Co. (a)	320,000	9,888
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Phillips Petroleum Co.	320,000	$ 17,802
Royal Dutch Petroleum Co. (NY Shares)	160,000	7,734
		283,290
TOTAL ENERGY		357,260
FINANCIALS - 19.5%
Banks - 6.4%
Bank of America Corp.	740,000	45,421
Bank of New York Co., Inc.	220,000	8,633
Bank One Corp.	900,000	33,696
Comerica, Inc.	320,000	16,435
FleetBoston Financial Corp.	1,000,000	36,750
Huntington Bancshares, Inc.	300,000	4,857
Mellon Financial Corp.	580,000	21,686
PNC Financial Services Group, Inc.	240,000	13,908
U.S. Bancorp, Delaware	800,000	15,184
Wachovia Corp.	545,790	16,892
Wells Fargo & Co.	860,000	36,808
		250,270
Diversified Financials - 9.2%
American Express Co.	740,000	24,353
Charles Schwab Corp.	560,000	8,042
Citigroup, Inc.	2,000,000	95,800
Fannie Mae	760,000	59,736
Freddie Mac	260,000	17,204
Goldman Sachs Group, Inc.	120,000	10,668
Household International, Inc.	240,000	14,158
J.P. Morgan Chase & Co.	1,200,000	45,264
Lehman Brothers Holdings, Inc.	180,000	11,907
Merrill Lynch & Co., Inc.	640,000	32,058
Morgan Stanley Dean Witter & Co.	700,000	38,850
		358,040
Insurance - 2.8%
American International Group, Inc.	360,000	29,664
Hartford Financial Services Group, Inc.	500,000	29,600
Lincoln National Corp.	101,600	4,846
Marsh & McLennan Companies, Inc.	100,000	10,697
MBIA, Inc.	280,000	14,260
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	70,000	$ 1,920
SAFECO Corp.	280,000	9,005
The Chubb Corp.	120,000	8,407
		108,399
Real Estate - 1.1%
Apartment Investment & Management Co. Class A	400,000	17,800
Duke Realty Corp.	300,000	7,368
Equity Office Properties Trust	600,000	17,880
		43,048
TOTAL FINANCIALS		759,757
HEALTH CARE - 6.0%
Biotechnology - 0.2%
Biogen, Inc. (a)	100,000	5,891
Health Care Equipment & Supplies - 1.1%
Bausch & Lomb, Inc.	180,000	5,985
Becton, Dickinson & Co.	500,000	16,935
Boston Scientific Corp. (a)	240,000	6,384
C.R. Bard, Inc.	80,000	5,046
Guidant Corp. (a)	120,000	5,857
Zimmer Holdings, Inc. (a)	68,000	2,194
		42,401
Health Care Providers & Services - 0.5%
McKesson Corp.	280,000	10,436
Tenet Healthcare Corp. (a)	180,000	10,800
		21,236
Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	680,000	36,557
Eli Lilly & Co.	260,000	21,494
Johnson & Johnson	300,000	17,475
Merck & Co., Inc.	560,000	37,940
Pharmacia Corp.	680,000	30,192
Schering-Plough Corp.	500,000	17,865
Watson Pharmaceuticals, Inc. (a)	140,000	4,190
		165,713
TOTAL HEALTH CARE		235,241
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 11.0%
Aerospace & Defense - 1.8%
Boeing Co.	300,000	$ 10,530
Goodrich Corp.	342,500	8,347
Honeywell International, Inc.	660,000	21,872
Northrop Grumman Corp.	100,000	9,388
United Technologies Corp.	360,000	21,672
		71,809
Air Freight & Couriers - 0.1%
United Parcel Service, Inc. Class B	100,000	5,622
Airlines - 0.1%
Delta Air Lines, Inc.	180,000	5,216
Building Products - 0.5%
York International Corp.	480,000	17,520
Commercial Services & Supplies - 0.9%
Herman Miller, Inc.	100,000	2,186
Manpower, Inc.	340,000	11,074
Pitney Bowes, Inc.	440,000	18,251
Waste Management, Inc.	160,000	4,688
		36,199
Construction & Engineering - 0.2%
Fluor Corp.	200,000	7,570
Electrical Equipment - 0.7%
Emerson Electric Co.	180,000	9,731
Rayovac Corp. (a)	400,000	6,952
Rockwell International Corp.	560,000	9,240
		25,923
Industrial Conglomerates - 1.2%
General Electric Co.	340,000	13,090
Minnesota Mining & Manufacturing Co.	80,000	9,166
Textron, Inc.	260,000	10,309
Tyco International Ltd.	240,000	14,112
		46,677
Machinery - 3.0%
Cummins, Inc.	240,000	8,702
Deere & Co.	320,000	12,797
Eaton Corp.	280,000	19,491
Illinois Tool Works, Inc.	200,000	12,270
Ingersoll-Rand Co.	440,000	18,432
Kennametal, Inc.	420,000	16,762
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Navistar International Corp.	560,000	$ 20,490
PACCAR, Inc.	80,000	4,869
UNOVA, Inc. (a)	328,600	1,587
		115,400
Road & Rail - 2.5%
Burlington Northern Santa Fe Corp.	1,100,000	32,241
CNF, Inc.	760,000	19,327
CSX Corp.	400,000	14,960
Union Pacific Corp.	400,000	22,020
USFreightways Corp.	300,000	10,206
		98,754
TOTAL INDUSTRIALS		430,690
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.9%
Avaya, Inc. (a)	900,000	10,233
Cable Design Technologies Corp. (a)	660,000	8,164
Motorola, Inc.	1,000,000	16,640
		35,037
Computers & Peripherals - 2.7%
Apple Computer, Inc. (a)	500,000	10,650
Dell Computer Corp. (a)	200,000	5,586
Hewlett-Packard Co.	1,500,000	32,985
International Business Machines Corp.	320,000	36,989
NCR Corp. (a)	120,000	4,612
Storage Technology Corp. (a)	67,000	1,430
Sun Microsystems, Inc. (a)	900,000	12,816
		105,068
Electronic Equipment & Instruments - 0.9%
Amphenol Corp. Class A (a)	250,000	11,850
Avnet, Inc.	300,000	7,125
SCI Systems, Inc. (a)	220,000	6,303
Tektronix, Inc. (a)	500,000	11,240
		36,518
IT Consulting & Services - 0.7%
Computer Sciences Corp. (a)	560,000	26,684
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 1.1%
Advanced Micro Devices, Inc. (a)	160,000	$ 2,170
Agere Systems, Inc. Class A	700,000	3,612
International Rectifier Corp. (a)	188,200	6,297
Micron Technology, Inc. (a)	300,000	8,148
National Semiconductor Corp. (a)	200,000	6,026
Teradyne, Inc. (a)	260,000	7,244
Texas Instruments, Inc.	80,000	2,564
Varian Semiconductor Equipment Associates, Inc. (a)	240,000	7,550
		43,611
Software - 0.5%
Computer Associates International, Inc.	300,000	9,981
Microsoft Corp. (a)	140,000	8,989
		18,970
TOTAL INFORMATION TECHNOLOGY		265,888
MATERIALS - 5.3%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	280,000	12,802
E.I. du Pont de Nemours & Co.	320,000	14,189
IMC Global, Inc.	400,000	4,700
Monsanto Co.	200,000	6,740
Praxair, Inc.	440,000	23,285
		61,716
Containers & Packaging - 0.5%
Ball Corp.	220,000	15,074
Temple-Inland, Inc.	100,000	5,714
		20,788
Metals & Mining - 1.2%
Alcoa, Inc.	440,000	16,984
Newmont Mining Corp.	660,000	12,982
Phelps Dodge Corp.	500,000	17,915
		47,881
Paper & Forest Products - 2.0%
Bowater, Inc.	1,200,000	57,708
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
Mead Corp.	300,000	$ 9,276
Weyerhaeuser Co.	200,000	10,570
		77,554
TOTAL MATERIALS		207,939
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 7.3%
AT&T Corp.	1,700,000	29,733
BellSouth Corp.	2,000,000	77,000
CenturyTel, Inc.	400,000	13,520
Citizens Communications Co. (a)	800,000	7,832
Qwest Communications International, Inc.	540,000	6,426
SBC Communications, Inc.	1,800,000	67,284
Sprint Corp. - FON Group	240,000	5,230
Telefonica SA sponsored ADR	140,000	5,587
Verizon Communications, Inc.	1,500,000	70,500
		283,112
UTILITIES - 1.0%
Electric Utilities - 0.8%
American Electric Power Co., Inc.	200,000	8,250
DPL, Inc.	500,000	11,750
FirstEnergy Corp.	240,000	8,107
Wisconsin Energy Corp.	200,000	4,370
		32,477
Gas Utilities - 0.2%
El Paso Corp.	120,000	5,340
TOTAL UTILITIES		37,817
TOTAL COMMON STOCKS (Cost $3,111,238)		3,459,479
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a) (Cost $235)	50,000	0
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Bills, yield at date of purchase 2.19% to 2.7% 12/13/01 to 1/3/02 (c) (Cost $9,984)	-	$ 10,000	$ 9,989
Money Market Funds - 10.9%
	Shares
Fidelity Cash Central Fund, 2.23% (b)	422,543,139	422,543
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	4,050,000	4,050
TOTAL MONEY MARKET FUNDS (Cost $426,593)		426,593
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 2.11%, dated 11/30/01 due 12/3/01 (Cost $3,686)	$ 3,687	3,686
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $3,551,736)		3,899,747
NET OTHER ASSETS - 0.0%		(1,190)
NET ASSETS - 100%		$ 3,898,557
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
155 Russell 2000® Index Contracts	Dec. 2001	$ 35,728	$ 3,824
387 S&P 500® Index Contracts	Dec. 2001	110,295	8,192
		$ 146,023	$ 12,016

The face value of futures purchased as a percentage of net assets - 3.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $9,989,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,334,196,000 and $2,027,075,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $221,813,000 and $73,949,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $235,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $2,277,000. The weighted average interest rate was 5.21%. At period end there were no interfund loans outstanding.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $3,554,330,000. Net unrealized appreciation aggregated $345,417,000, of which $572,082,000 related to appreciated investment securities and $226,665,000 related to depreciated investment securities.

The fund hereby designates approximately $371,847,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $3,901 and repurchase agreements of $3,686) (cost $3,551,736) - See accompanying schedule		$ 3,899,747
Cash		1
Receivable for investments sold		13,232
Receivable for fund shares sold		4,692
Dividends receivable		6,120
Interest receivable		807
Other receivables		9
Total assets		3,924,608
Liabilities
Payable for investments purchased	$ 9,264
Payable for fund shares redeemed	7,775
Distributions payable	350
Accrued management fee	1,539
Distribution fees payable	1,548
Payable for daily variation on futures contracts	804
Other payables and accrued expenses	721
Collateral on securities loaned, at value	4,050
Total liabilities		26,051
Net Assets		$ 3,898,557
Net Assets consist of:
Paid in capital		$ 3,495,683
Undistributed net investment income		5,174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		37,672
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		360,028
Net Assets		$ 3,898,557

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($370,569 ÷ 15,619 shares)	$23.73
Maximum offering price per share (100/94.25 of $23.73)	$25.18
Class T: Net Asset Value and redemption price per share ($2,057,825 ÷ 85,823 shares)	$23.98
Maximum offering price per share (100/96.50 of $23.98)	$24.85
Class B: Net Asset Value and offering price per share ($620,078 ÷ 26,051 shares) A	$23.80
Class C: Net Asset Value and offering price per share ($135,589 ÷ 5,688 shares) A	$23.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($714,496 ÷ 29,481 shares)	$24.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 58,399
Interest		6,917
Security lending		56
Total income		65,372
Expenses
Management fee	$ 17,030
Transfer agent fees	7,601
Distribution fees	18,519
Accounting and security lending fees	613
Non-interested trustees' compensation	2
Custodian fees and expenses	57
Registration fees	211
Audit	76
Legal	20
Interest	2
Miscellaneous	199
Total expenses before reductions	44,330
Expense reductions	(1,091)	43,239
Net investment income		22,133
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	67,441
Foreign currency transactions	(8)
Futures contracts	(13,857)	53,576
Change in net unrealized appreciation (depreciation) on:
Investment securities	(60,590)
Futures contracts	12,016	(48,574)
Net gain (loss)		5,002
Net increase (decrease) in net assets resulting from operations		$ 27,135

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 22,133	$ 43,971
Net realized gain (loss)	53,576	406,930
Change in net unrealized appreciation (depreciation)	(48,574)	(236,563)
Net increase (decrease) in net assets resulting from operations	27,135	214,338
Distributions to shareholders From net investment income	(26,959)	(36,679)
From net realized gain	(356,362)	(392,128)
Total distributions	(383,321)	(428,807)
Share transactions - net increase (decrease)	971,312	(532,294)
Total increase (decrease) in net assets	615,126	(746,763)
Net Assets
Beginning of period	3,283,431	4,030,194
End of period (including undistributed net investment income of $5,174 and $10,636, respectively)	$ 3,898,557	$ 3,283,431

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.42	$ 27.72	$ 28.15	$ 26.69	$ 22.78
Income from Investment Operations
Net investment income C	.22	.38	.23	.24	.23
Net realized and unrealized gain (loss)	.20	1.41	.88	3.19	4.61
Total from investment operations	.42	1.79	1.11	3.43	4.84
Less Distributions
From net investment income	(.27)	(.34)	(.25)	(.25)	(.34)
From net realized gain	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(3.11)	(3.09)	(1.54)	(1.97)	(.93)
Net asset value, end of period	$ 23.73	$ 26.42	$ 27.72	$ 28.15	$ 26.69
Total Return A, B	1.36%	7.21%	4.06%	13.82%	22.05%
Ratios to Average Net Assets D
Expenses before expense reductions	.98%	1.00%	.99%	1.03%	1.28%
Expenses net of voluntary waivers, if any	.98%	1.00%	.99%	1.03%	1.26%
Expenses net of all reductions	.95%	.97%	.96%	1.02%	1.25%
Net investment income	.88%	1.51%	.83%	.89%	.93%
Supplemental Data
Net assets, end of period (in millions)	$ 371	$ 161	$ 120	$ 65	$ 26
Portfolio turnover rate	60%	101%	113%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.67	$ 27.95	$ 28.35	$ 26.85	$ 22.83
Income from Investment Operations
Net investment income C	.16	.34	.17	.19	.26
Net realized and unrealized gain (loss)	.20	1.41	.90	3.22	4.62
Total from investment operations	.36	1.75	1.07	3.41	4.88
Less Distributions
From net investment income	(.21)	(.28)	(.18)	(.19)	(.27)
From net realized gain	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(3.05)	(3.03)	(1.47)	(1.91)	(.86)
Net asset value, end of period	$ 23.98	$ 26.67	$ 27.95	$ 28.35	$ 26.85
Total Return A, B	1.10%	6.97%	3.89%	13.63%	22.12%
Ratios to Average Net Assets D
Expenses before expense reductions	1.22%	1.21%	1.21%	1.21%	1.23%
Expenses net of voluntary waivers, if any	1.22%	1.21%	1.21%	1.21%	1.23%
Expenses net of all reductions	1.19%	1.18%	1.18%	1.20%	1.21%
Net investment income	.65%	1.30%	.61%	.72%	1.05%
Supplemental Data
Net assets, end of period (in millions)	$ 2,058	$ 1,889	$ 2,494	$ 2,635	$ 2,190
Portfolio turnover rate	60%	101%	113%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.49	$ 27.79	$ 28.20	$ 26.73	$ 22.73
Income from Investment Operations
Net investment income C	.03	.20	.03	.05	.13
Net realized and unrealized gain (loss)	.20	1.40	.88	3.21	4.61
Total from investment operations	.23	1.60	.91	3.26	4.74
Less Distributions
From net investment income	(.08)	(.15)	(.03)	(.07)	(.15)
From net realized gain	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(2.92)	(2.90)	(1.32)	(1.79)	(.74)
Net asset value, end of period	$ 23.80	$ 26.49	$ 27.79	$ 28.20	$ 26.73
Total Return A, B	0.57%	6.38%	3.33%	13.06%	21.52%
Ratios to Average Net Assets D
Expenses before expense reductions	1.77%	1.75%	1.72%	1.74%	1.75%
Expenses net of voluntary waivers, if any	1.77%	1.75%	1.72%	1.74%	1.74%
Expenses net of all reductions	1.73%	1.72%	1.69%	1.72%	1.73%
Net investment income	.10%	.76%	.10%	.19%	.53%
Supplemental Data
Net assets, end of period (in millions)	$ 620	$ 697	$ 893	$ 878	$ 682
Portfolio turnover rate	60%	101%	113%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 26.51	$ 27.81	$ 28.23	$ 26.84	$ 26.65
Income from Investment Operations
Net investment income E	.03	.19	.02	.02	.02
Net realized and unrealized gain (loss)	.22	1.42	.89	3.21	.17
Total from investment operations	.25	1.61	.91	3.23	.19
Less Distributions
From net investment income	(.08)	(.16)	(.04)	(.12)	-
From net realized gain	(2.84)	(2.75)	(1.29)	(1.72)	-
Total distributions	(2.92)	(2.91)	(1.33)	(1.84)	-
Net asset value, end of period	$ 23.84	$ 26.51	$ 27.81	$ 28.23	$ 26.84
Total Return B, C, D	0.65%	6.41%	3.32%	12.90%	0.71%
Ratios to Average Net Assets G
Expenses before expense reductions	1.74%	1.74%	1.73%	1.84%	26.60% A
Expenses net of voluntary waivers, if any	1.74%	1.74%	1.73%	1.84%	1.85% A
Expenses net of all reductions	1.71%	1.71%	1.70%	1.82%	1.81% A
Net investment income	.12%	.77%	.09%	.07%	1.24% A
Supplemental Data
Net assets, end of period (in millions)	$ 136	$ 69	$ 65	$ 37	$ 1
Portfolio turnover rate	60%	101%	113%	59%	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.93	$ 28.19	$ 28.59	$ 27.07	$ 23.00
Income from Investment Operations
Net investment income B	.29	.47	.32	.34	.39
Net realized and unrealized gain (loss)	.21	1.44	.90	3.24	4.68
Total from investment operations	.50	1.91	1.22	3.58	5.07
Less Distributions
From net investment income	(.35)	(.42)	(.33)	(.34)	(.41)
From net realized gain	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(3.19)	(3.17)	(1.62)	(2.06)	(1.00)
Net asset value, end of period	$ 24.24	$ 26.93	$ 28.19	$ 28.59	$ 27.07
Total Return A	1.67%	7.57%	4.40%	14.23%	22.87%
Ratios to Average Net Assets C
Expenses before expense reductions	.69%	.68%	.69%	.68%	.69%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.68%	.69%
Expenses net of all reductions	.65%	.65%	.66%	.67%	.67%
Net investment income	1.18%	1.83%	1.13%	1.25%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$ 714	$ 468	$ 458	$ 493	$ 464
Portfolio turnover rate	60%	101%	113%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 659,000	$ 1,000
Class T	.25%	.25%	9,997,000	56,000
Class B	.75%	.25%	6,820,000	5,118,000
Class C	.75%	.25%	1,043,000	335,000
			$ 18,519,000	$ 5,510,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 517,000	$ 245,000
Class T	575,000	173,000
Class B	1,111,000	1,111,000*
Class C	30,000	30,000*
	$ 2,233,000	$ 1,559,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 595,000.22
Class T	4,130,000.21
Class B	1,740,000.25
Class C	244,000.23
Institutional Class	892,000.18
	$ 7,601,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,814,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $1,069,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 2,000
Class B	5,000
Institutional Class	11,000
$ 18,000

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net investment income
Class A	$ 2,425	$ 1,663
Class T	16,041	22,685
Class B	2,129	4,338
Class C	247	417
Institutional Class	6,117	7,576
Total	$ 26,959	$ 36,679
From net realized gain
Class A	$ 18,288	$ 11,860
Class T	205,129	242,078
Class B	75,600	87,362
Class C	7,768	6,416
Institutional Class	49,577	44,412
Total	$ 356,362	$ 392,128
	$ 383,321	$ 428,807

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2001	2000	2001	2000

Class A Shares sold	14,068	5,295	$ 346,415	$ 136,970
Reinvestment of distributions	792	521	19,625	13,054
Shares redeemed	(5,337)	(4,059)	(132,688)	(104,420)
Net increase (decrease)	9,523	1,757	$ 233,352	$ 45,604
Class T Shares sold	30,494	18,394	$ 749,975	$ 470,498
Reinvestment of distributions	8,416	9,990	211,152	252,471
Shares redeemed	(23,902)	(46,785)	(589,432)	(1,186,261)
Net increase (decrease)	15,008	(18,401)	$ 371,695	$ (463,292)
Class B Shares sold	7,530	3,196	$ 185,208	$ 81,362
Reinvestment of distributions	2,783	3,244	69,512	81,571
Shares redeemed	(10,565)	(12,288)	(258,531)	(308,596)
Net increase (decrease)	(252)	(5,848)	$ (3,811)	$ (145,663)
Class C Shares sold	3,794	1,612	$ 93,516	$ 41,084
Reinvestment of distributions	274	229	6,861	5,743
Shares redeemed	(996)	(1,561)	(24,199)	(38,819)
Net increase (decrease)	3,072	280	$ 76,178	$ 8,008
Institutional Class Shares sold	19,831	6,564	$ 488,341	$ 162,490
Reinvestment of distributions	1,610	1,712	40,662	43,615
Shares redeemed	(9,326)	(7,153)	(235,105)	(183,056)
Net increase (decrease)	12,115	1,123	$ 293,898	$ 23,049

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/24/01	12/21/01	$.06	$.19
	1/7/02	1/4/02	$-	$.04
Class T	12/24/01	12/21/01	$.04	$.19
	1/7/02	1/4/02	$-	$.04
Class B	12/24/01	12/21/01	$.01	$.19
	1/7/02	1/4/02	$-	$.04
Class C	12/24/01	12/21/01	$.01	$.19
	1/7/02	1/4/02	$-	$.04

A total of 1.26% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Bart Grenier, Vice President

C. Robert Chow, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPI-ANN-0102 153074
1.539449.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Equity Income
Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Independent Auditors' Report	38	The auditors' opinion.
Distributions	39

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Equity Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Equity Income - Inst CL	1.67%	60.25%	294.45%
Russell 3000® Value	-1.76%	63.04%	296.36%
Equity Income Funds Average	-3.33%	47.99%	210.28%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the Institutional Class' returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 225 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - Inst CL	1.67%	9.89%	14.71%
Russell 3000 Value	-1.76%	10.27%	14.77%
Equity Income Funds Average	-3.33%	7.90%	11.61%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Institutional Class on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $39,445 - a 294.45% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $39,636 - a 296.36% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the equity income funds average were -2.78%, 45.65%, and 204.50%, respectively; and the one year, five year, and 10 year average annual total returns were -2.78%, 7.64%, and 11.58%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Bob Chow, Portfolio Manager of Fidelity Advisor Equity Income Fund

Q. How did the fund perform, Bob?

A. For the 12-month period that ended November 30, 2001, the fund's Institutional Class shares returned 1.67%. In comparison, the Russell 3000 Value Index declined 1.76% and the equity income funds average tracked by Lipper Inc. fell 3.33% during the same period.

Q. What helped the fund outperform its index and Lipper peer group average during the past year?

A. Early in the period, I implemented three strategies that turned out to be beneficial. I increased the fund's exposure both to cyclicals - stocks that historically tend to outperform in expectation of an economic recovery - as well as mid- and small-cap companies that I felt were undervalued. Additionally, I mitigated the portfolio's risk by increasing the number of holdings. Owning mid-cap and cyclical stocks near economic inflection points historically has been rewarding, and this period was no different. The sustained economic slowdown put pressure on the earnings of widely followed large-cap stocks, and investors were forced to look for better opportunities elsewhere. Many discovered the relatively stronger earnings growth and attractive valuations of smaller companies, which subsequently performed quite well. With regard to our Lipper peers, I suspect the average equity income fund had a higher exposure to underperforming large-cap stocks, resulting in our better relative return.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. In what specific areas did you find attractively valued cyclical stocks?

A. I uncovered opportunities in the consumer sectors, including strong-performers Best Buy, Office Depot and Federated Department Stores. Selected stocks in the technology (Varian Semiconductor), industrials (Kennametal) and materials (Ball) sectors also were positive contributors. These stocks all benefited from Wall Street's growing consensus that the economy may be approaching the bottom of its economic downturn. As such, they reacted in cyclical fashion as investors by and large discounted the expectation of an economic recovery into their prices prior to the actual turnaround in their fundamentals. As the valuation of Best Buy increased, I sold the position to lock in profits. Not all of my cyclicals worked out during the period, though. For example, I saw an opportunity to boost the fund's holdings in Gap, whose share price had fallen after the company clearly missed a fashion cycle and experienced reduced profits. I felt Gap's management was addressing the company's problems, but by period end the stock had yet to meaningfully influence fund performance.

Q. What impact did the tragic events of September 11 have on the fund's performance?

A. Like most equity funds, it lost ground. What happened on September 11, and the market's sudden decline during the next open market session, was an unpredictable one-time event that instantaneously sent stocks down to new levels. The fund's holdings did bounce back sharply in the final two months of the period, sweeping away most of September's losses after word spread that business had picked up from an extreme slowdown during the second half of September. I took the opportunity to reposition the fund a little differently in the weeks following the attacks. While I emphasized stocks that should benefit from an economic rebound, I did so with a little less aggressiveness than I had at the start of the period due to my growing concern that such a rebound might take longer than I previously expected. At the end of November, the fund owned less retail, had less large-cap exposure and had a much larger number of holdings than a year ago.

Q. What stocks were top performers? Which disappointed?

A. The fund's top performer, Varian Semiconductor, benefited from a cyclical upswing in semiconductor stocks. Higher interest income helped Bank of America post consistent quarterly earnings growth, and its stock moved higher. In terms of disappointments, a decline in third-quarter profits hurt shares of SBC Communications, the fund's biggest detractor. Schering-Plough and Merck, two large-cap pharmaceuticals, suffered from a federal investigation of its drug manufacturing facilities and several patent expirations, respectively.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Bob?

A. In the aftermath of September 11 and the subsequent war on terrorism that followed, I'm now slightly more skeptical about a near-term economic recovery, though I believe it is still possible. As such, I've broadened the portfolio by reducing individual positions and adding more new holdings in the mid-cap area, where I've found the most attractive market valuations. The fund's exposure to cyclical stocks is designed to help it participate in an economic recovery, should that happen during the next 12 months. If the current economic weakness becomes a drawn-out affair, the fund's cyclical exposure is likely to hinder returns, but our higher exposure to defensive areas, such as consumer staples, energy and materials, could provide a performance cushion relative to other areas of the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to maintain a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for achieving capital appreciation

Start date: April 25, 1983

Size: as of November 30, 2001, more than $3.8 billion

Manager: Bob Chow, since 1996; joined Fidelity in 1989

3

Bob Chow on nickel-and-dime investing:

"During most of the 1990s, many investors came to the conclusion that the fastest way to make money in the equity markets was simply by owning a few widely followed large-cap stocks. Within that climate, many investors were able to make sizable gains by owning a handful of stocks the media often referred to as the "Nifty Fifty." After the bubble burst in large cap, technology and telecommunication services stocks in the spring of 2000 and the domestic economy fell into a recession, investors realized that they couldn't indiscriminately own these "Nifty Fifty" stocks to see their portfolios appreciate rapidly.

"During the past 12 months, I believe the equity market leadership broadened considerably to reflect an investing environment that has been more common during the history of the stock market. I now believe that an investor is more likely to outperform the broader market by making smaller gains - nickels and dimes, so to speak - in a wide variety of stocks. As I see it, there just isn't any one company or sector that has obviously exceptional fundamentals, similar to a Cisco Systems, for example, during the 1990s. Reflecting my conviction in this strategy, I increased the number of stocks in the fund by roughly 70% during the past year in areas where the valuations were compelling."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.9	3.9
Citigroup, Inc.	2.5	2.4
BellSouth Corp.	2.0	1.6
Verizon Communications, Inc.	1.8	0.9
SBC Communications, Inc.	1.7	1.9
Philip Morris Companies, Inc.	1.6	1.5
ChevronTexaco Corp.	1.6	2.1
Fannie Mae	1.5	1.7
Bowater, Inc.	1.5	1.8
Bank of America Corp.	1.2	1.4
	18.3
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.5	22.1
Consumer Discretionary	14.3	14.8
Industrials	11.0	13.6
Energy	9.2	10.6
Consumer Staples	8.3	8.1
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks and Equity Futures 88.7%		Stocks 95.3%
	Short-Term Investments and Net Other Assets 11.3%		Short-Term Investments and Net Other Assets 4.7%
* Foreign investments	2.6%	** Foreign investments	3.8%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 88.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 1.0%
Dana Corp.	300,000	$ 4,110
Johnson Controls, Inc.	220,000	17,494
TRW, Inc.	460,000	17,949
		39,553
Automobiles - 0.2%
Ford Motor Co.	489,489	9,271
Hotels, Restaurants & Leisure - 2.1%
Hilton Hotels Corp.	300,000	2,970
Mandalay Resort Group (a)	600,000	12,960
McDonald's Corp.	1,100,000	29,524
MGM Mirage, Inc. (a)	500,000	13,175
Outback Steakhouse, Inc. (a)	500,000	15,560
Six Flags, Inc. (a)	400,000	5,728
		79,917
Household Durables - 2.0%
Black & Decker Corp.	300,000	11,112
Leggett & Platt, Inc.	780,000	16,879
Snap-On, Inc.	540,000	16,902
Sony Corp.	100,000	4,775
Tupperware Corp.	700,000	13,762
Whirlpool Corp.	200,000	13,152
		76,582
Internet & Catalog Retail - 0.2%
Lands' End, Inc. (a)	160,000	7,352
Leisure Equipment & Products - 0.2%
Mattel, Inc.	500,000	9,205
Media - 2.7%
Dow Jones & Co., Inc.	160,000	8,099
Gannett Co., Inc.	220,000	15,279
Liberty Media Corp. Class A (a)	400,000	5,260
The New York Times Co. Class A	400,000	18,180
Tribune Co.	800,000	28,880
TV Azteca SA de CV sponsored ADR	300,000	1,698
Viacom, Inc. Class B (non-vtg.) (a)	180,000	7,857
Walt Disney Co.	1,000,000	20,470
		105,723
Multiline Retail - 1.8%
Dillard's, Inc. Class A	291,100	4,818
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Federated Department Stores, Inc. (a)	716,100	$ 26,496
Kmart Corp. (a)	700,000	4,270
Target Corp.	440,000	16,518
The May Department Stores Co.	220,000	7,885
Wal-Mart Stores, Inc.	180,000	9,927
		69,914
Specialty Retail - 3.5%
Abercrombie & Fitch Co. Class A (a)	200,000	4,800
AnnTaylor Stores Corp. (a)	360,000	9,817
Barnes & Noble, Inc. (a)	240,000	7,416
Borders Group, Inc. (a)	800,000	15,400
Gap, Inc.	1,058,000	13,997
Home Depot, Inc.	180,000	8,399
Office Depot, Inc. (a)	1,000,000	16,150
Pier 1 Imports, Inc.	300,000	4,338
Regis Corp.	600,000	14,154
Staples, Inc. (a)	1,100,000	19,360
The Childrens Place Retail Stores, Inc. (a)	25,000	873
The Limited, Inc.	1,600,000	22,272
		136,976
Textiles & Apparel - 0.6%
Liz Claiborne, Inc.	470,000	23,491
TOTAL CONSUMER DISCRETIONARY		557,984
CONSUMER STAPLES - 8.3%
Beverages - 0.7%
Adolph Coors Co. Class B	200,000	11,406
Coca-Cola Enterprises, Inc.	540,000	9,423
The Coca-Cola Co.	160,000	7,514
		28,343
Food & Drug Retailing - 1.3%
Albertson's, Inc.	680,000	22,821
CVS Corp.	500,000	13,475
Fleming Companies, Inc.	180,000	4,662
Kroger Co. (a)	420,000	10,634
		51,592
Food Products - 2.0%
Hershey Foods Corp.	240,000	15,710
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Kellogg Co.	1,100,000	$ 32,439
Kraft Foods, Inc. Class A	140,000	4,637
Unilever NV (NY Shares)	300,000	17,070
Wm. Wrigley Jr. Co.	180,000	9,097
		78,953
Household Products - 1.9%
Clorox Co.	520,000	20,550
Colgate-Palmolive Co.	200,000	11,672
Kimberly-Clark Corp.	500,000	29,085
Procter & Gamble Co.	140,000	10,844
		72,151
Personal Products - 0.8%
Avon Products, Inc.	220,000	10,503
Gillette Co.	640,000	20,928
		31,431
Tobacco - 1.6%
Philip Morris Companies, Inc.	1,300,000	61,321
TOTAL CONSUMER STAPLES		323,791
ENERGY - 9.2%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	460,000	15,166
Diamond Offshore Drilling, Inc.	360,000	9,972
ENSCO International, Inc.	300,000	6,036
Halliburton Co.	400,000	8,572
Nabors Industries, Inc. (a)	320,000	10,080
Noble Drilling Corp. (a)	200,000	5,900
Schlumberger Ltd. (NY Shares)	380,000	18,244
		73,970
Oil & Gas - 7.3%
Anadarko Petroleum Corp.	300,000	15,570
Apache Corp.	320,000	14,717
BP PLC sponsored ADR	1,000,000	44,170
ChevronTexaco Corp.	720,000	61,207
Exxon Mobil Corp.	3,000,000	112,202
Newfield Exploration Co. (a)	320,000	9,888
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Phillips Petroleum Co.	320,000	$ 17,802
Royal Dutch Petroleum Co. (NY Shares)	160,000	7,734
		283,290
TOTAL ENERGY		357,260
FINANCIALS - 19.5%
Banks - 6.4%
Bank of America Corp.	740,000	45,421
Bank of New York Co., Inc.	220,000	8,633
Bank One Corp.	900,000	33,696
Comerica, Inc.	320,000	16,435
FleetBoston Financial Corp.	1,000,000	36,750
Huntington Bancshares, Inc.	300,000	4,857
Mellon Financial Corp.	580,000	21,686
PNC Financial Services Group, Inc.	240,000	13,908
U.S. Bancorp, Delaware	800,000	15,184
Wachovia Corp.	545,790	16,892
Wells Fargo & Co.	860,000	36,808
		250,270
Diversified Financials - 9.2%
American Express Co.	740,000	24,353
Charles Schwab Corp.	560,000	8,042
Citigroup, Inc.	2,000,000	95,800
Fannie Mae	760,000	59,736
Freddie Mac	260,000	17,204
Goldman Sachs Group, Inc.	120,000	10,668
Household International, Inc.	240,000	14,158
J.P. Morgan Chase & Co.	1,200,000	45,264
Lehman Brothers Holdings, Inc.	180,000	11,907
Merrill Lynch & Co., Inc.	640,000	32,058
Morgan Stanley Dean Witter & Co.	700,000	38,850
		358,040
Insurance - 2.8%
American International Group, Inc.	360,000	29,664
Hartford Financial Services Group, Inc.	500,000	29,600
Lincoln National Corp.	101,600	4,846
Marsh & McLennan Companies, Inc.	100,000	10,697
MBIA, Inc.	280,000	14,260
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	70,000	$ 1,920
SAFECO Corp.	280,000	9,005
The Chubb Corp.	120,000	8,407
		108,399
Real Estate - 1.1%
Apartment Investment & Management Co. Class A	400,000	17,800
Duke Realty Corp.	300,000	7,368
Equity Office Properties Trust	600,000	17,880
		43,048
TOTAL FINANCIALS		759,757
HEALTH CARE - 6.0%
Biotechnology - 0.2%
Biogen, Inc. (a)	100,000	5,891
Health Care Equipment & Supplies - 1.1%
Bausch & Lomb, Inc.	180,000	5,985
Becton, Dickinson & Co.	500,000	16,935
Boston Scientific Corp. (a)	240,000	6,384
C.R. Bard, Inc.	80,000	5,046
Guidant Corp. (a)	120,000	5,857
Zimmer Holdings, Inc. (a)	68,000	2,194
		42,401
Health Care Providers & Services - 0.5%
McKesson Corp.	280,000	10,436
Tenet Healthcare Corp. (a)	180,000	10,800
		21,236
Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	680,000	36,557
Eli Lilly & Co.	260,000	21,494
Johnson & Johnson	300,000	17,475
Merck & Co., Inc.	560,000	37,940
Pharmacia Corp.	680,000	30,192
Schering-Plough Corp.	500,000	17,865
Watson Pharmaceuticals, Inc. (a)	140,000	4,190
		165,713
TOTAL HEALTH CARE		235,241
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 11.0%
Aerospace & Defense - 1.8%
Boeing Co.	300,000	$ 10,530
Goodrich Corp.	342,500	8,347
Honeywell International, Inc.	660,000	21,872
Northrop Grumman Corp.	100,000	9,388
United Technologies Corp.	360,000	21,672
		71,809
Air Freight & Couriers - 0.1%
United Parcel Service, Inc. Class B	100,000	5,622
Airlines - 0.1%
Delta Air Lines, Inc.	180,000	5,216
Building Products - 0.5%
York International Corp.	480,000	17,520
Commercial Services & Supplies - 0.9%
Herman Miller, Inc.	100,000	2,186
Manpower, Inc.	340,000	11,074
Pitney Bowes, Inc.	440,000	18,251
Waste Management, Inc.	160,000	4,688
		36,199
Construction & Engineering - 0.2%
Fluor Corp.	200,000	7,570
Electrical Equipment - 0.7%
Emerson Electric Co.	180,000	9,731
Rayovac Corp. (a)	400,000	6,952
Rockwell International Corp.	560,000	9,240
		25,923
Industrial Conglomerates - 1.2%
General Electric Co.	340,000	13,090
Minnesota Mining & Manufacturing Co.	80,000	9,166
Textron, Inc.	260,000	10,309
Tyco International Ltd.	240,000	14,112
		46,677
Machinery - 3.0%
Cummins, Inc.	240,000	8,702
Deere & Co.	320,000	12,797
Eaton Corp.	280,000	19,491
Illinois Tool Works, Inc.	200,000	12,270
Ingersoll-Rand Co.	440,000	18,432
Kennametal, Inc.	420,000	16,762
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Navistar International Corp.	560,000	$ 20,490
PACCAR, Inc.	80,000	4,869
UNOVA, Inc. (a)	328,600	1,587
		115,400
Road & Rail - 2.5%
Burlington Northern Santa Fe Corp.	1,100,000	32,241
CNF, Inc.	760,000	19,327
CSX Corp.	400,000	14,960
Union Pacific Corp.	400,000	22,020
USFreightways Corp.	300,000	10,206
		98,754
TOTAL INDUSTRIALS		430,690
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.9%
Avaya, Inc. (a)	900,000	10,233
Cable Design Technologies Corp. (a)	660,000	8,164
Motorola, Inc.	1,000,000	16,640
		35,037
Computers & Peripherals - 2.7%
Apple Computer, Inc. (a)	500,000	10,650
Dell Computer Corp. (a)	200,000	5,586
Hewlett-Packard Co.	1,500,000	32,985
International Business Machines Corp.	320,000	36,989
NCR Corp. (a)	120,000	4,612
Storage Technology Corp. (a)	67,000	1,430
Sun Microsystems, Inc. (a)	900,000	12,816
		105,068
Electronic Equipment & Instruments - 0.9%
Amphenol Corp. Class A (a)	250,000	11,850
Avnet, Inc.	300,000	7,125
SCI Systems, Inc. (a)	220,000	6,303
Tektronix, Inc. (a)	500,000	11,240
		36,518
IT Consulting & Services - 0.7%
Computer Sciences Corp. (a)	560,000	26,684
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 1.1%
Advanced Micro Devices, Inc. (a)	160,000	$ 2,170
Agere Systems, Inc. Class A	700,000	3,612
International Rectifier Corp. (a)	188,200	6,297
Micron Technology, Inc. (a)	300,000	8,148
National Semiconductor Corp. (a)	200,000	6,026
Teradyne, Inc. (a)	260,000	7,244
Texas Instruments, Inc.	80,000	2,564
Varian Semiconductor Equipment Associates, Inc. (a)	240,000	7,550
		43,611
Software - 0.5%
Computer Associates International, Inc.	300,000	9,981
Microsoft Corp. (a)	140,000	8,989
		18,970
TOTAL INFORMATION TECHNOLOGY		265,888
MATERIALS - 5.3%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	280,000	12,802
E.I. du Pont de Nemours & Co.	320,000	14,189
IMC Global, Inc.	400,000	4,700
Monsanto Co.	200,000	6,740
Praxair, Inc.	440,000	23,285
		61,716
Containers & Packaging - 0.5%
Ball Corp.	220,000	15,074
Temple-Inland, Inc.	100,000	5,714
		20,788
Metals & Mining - 1.2%
Alcoa, Inc.	440,000	16,984
Newmont Mining Corp.	660,000	12,982
Phelps Dodge Corp.	500,000	17,915
		47,881
Paper & Forest Products - 2.0%
Bowater, Inc.	1,200,000	57,708
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
Mead Corp.	300,000	$ 9,276
Weyerhaeuser Co.	200,000	10,570
		77,554
TOTAL MATERIALS		207,939
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 7.3%
AT&T Corp.	1,700,000	29,733
BellSouth Corp.	2,000,000	77,000
CenturyTel, Inc.	400,000	13,520
Citizens Communications Co. (a)	800,000	7,832
Qwest Communications International, Inc.	540,000	6,426
SBC Communications, Inc.	1,800,000	67,284
Sprint Corp. - FON Group	240,000	5,230
Telefonica SA sponsored ADR	140,000	5,587
Verizon Communications, Inc.	1,500,000	70,500
		283,112
UTILITIES - 1.0%
Electric Utilities - 0.8%
American Electric Power Co., Inc.	200,000	8,250
DPL, Inc.	500,000	11,750
FirstEnergy Corp.	240,000	8,107
Wisconsin Energy Corp.	200,000	4,370
		32,477
Gas Utilities - 0.2%
El Paso Corp.	120,000	5,340
TOTAL UTILITIES		37,817
TOTAL COMMON STOCKS (Cost $3,111,238)		3,459,479
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a) (Cost $235)	50,000	0
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Bills, yield at date of purchase 2.19% to 2.7% 12/13/01 to 1/3/02 (c) (Cost $9,984)	-	$ 10,000	$ 9,989
Money Market Funds - 10.9%
	Shares
Fidelity Cash Central Fund, 2.23% (b)	422,543,139	422,543
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	4,050,000	4,050
TOTAL MONEY MARKET FUNDS (Cost $426,593)		426,593
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 2.11%, dated 11/30/01 due 12/3/01 (Cost $3,686)	$ 3,687	3,686
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $3,551,736)		3,899,747
NET OTHER ASSETS - 0.0%		(1,190)
NET ASSETS - 100%		$ 3,898,557
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
155 Russell 2000® Index Contracts	Dec. 2001	$ 35,728	$ 3,824
387 S&P 500® Index Contracts	Dec. 2001	110,295	8,192
		$ 146,023	$ 12,016

The face value of futures purchased as a percentage of net assets - 3.7%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $9,989,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,334,196,000 and $2,027,075,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $221,813,000 and $73,949,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $235,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $2,277,000. The weighted average interest rate was 5.21%. At period end there were no interfund loans outstanding.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $3,554,330,000. Net unrealized appreciation aggregated $345,417,000, of which $572,082,000 related to appreciated investment securities and $226,665,000 related to depreciated investment securities.

The fund hereby designates approximately $371,847,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $3,901 and repurchase agreements of $3,686) (cost $3,551,736) - See accompanying schedule		$ 3,899,747
Cash		1
Receivable for investments sold		13,232
Receivable for fund shares sold		4,692
Dividends receivable		6,120
Interest receivable		807
Other receivables		9
Total assets		3,924,608
Liabilities
Payable for investments purchased	$ 9,264
Payable for fund shares redeemed	7,775
Distributions payable	350
Accrued management fee	1,539
Distribution fees payable	1,548
Payable for daily variation on futures contracts	804
Other payables and accrued expenses	721
Collateral on securities loaned, at value	4,050
Total liabilities		26,051
Net Assets		$ 3,898,557
Net Assets consist of:
Paid in capital		$ 3,495,683
Undistributed net investment income		5,174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		37,672
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		360,028
Net Assets		$ 3,898,557

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($370,569 ÷ 15,619 shares)	$23.73
Maximum offering price per share (100/94.25 of $23.73)	$25.18
Class T: Net Asset Value and redemption price per share ($2,057,825 ÷ 85,823 shares)	$23.98
Maximum offering price per share (100/96.50 of $23.98)	$24.85
Class B: Net Asset Value and offering price per share ($620,078 ÷ 26,051 shares) A	$23.80
Class C: Net Asset Value and offering price per share ($135,589 ÷ 5,688 shares) A	$23.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($714,496 ÷ 29,481 shares)	$24.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 58,399
Interest		6,917
Security lending		56
Total income		65,372
Expenses
Management fee	$ 17,030
Transfer agent fees	7,601
Distribution fees	18,519
Accounting and security lending fees	613
Non-interested trustees' compensation	2
Custodian fees and expenses	57
Registration fees	211
Audit	76
Legal	20
Interest	2
Miscellaneous	199
Total expenses before reductions	44,330
Expense reductions	(1,091)	43,239
Net investment income		22,133
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	67,441
Foreign currency transactions	(8)
Futures contracts	(13,857)	53,576
Change in net unrealized appreciation (depreciation) on:
Investment securities	(60,590)
Futures contracts	12,016	(48,574)
Net gain (loss)		5,002
Net increase (decrease) in net assets resulting from operations		$ 27,135

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 22,133	$ 43,971
Net realized gain (loss)	53,576	406,930
Change in net unrealized appreciation (depreciation)	(48,574)	(236,563)
Net increase (decrease) in net assets resulting from operations	27,135	214,338
Distributions to shareholders From net investment income	(26,959)	(36,679)
From net realized gain	(356,362)	(392,128)
Total distributions	(383,321)	(428,807)
Share transactions - net increase (decrease)	971,312	(532,294)
Total increase (decrease) in net assets	615,126	(746,763)
Net Assets
Beginning of period	3,283,431	4,030,194
End of period (including undistributed net investment income of $5,174 and $10,636, respectively)	$ 3,898,557	$ 3,283,431

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.42	$ 27.72	$ 28.15	$ 26.69	$ 22.78
Income from Investment Operations
Net investment income C	.22	.38	.23	.24	.23
Net realized and unrealized gain (loss)	.20	1.41	.88	3.19	4.61
Total from investment operations	.42	1.79	1.11	3.43	4.84
Less Distributions
From net investment income	(.27)	(.34)	(.25)	(.25)	(.34)
From net realized gain	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(3.11)	(3.09)	(1.54)	(1.97)	(.93)
Net asset value, end of period	$ 23.73	$ 26.42	$ 27.72	$ 28.15	$ 26.69
Total Return A, B	1.36%	7.21%	4.06%	13.82%	22.05%
Ratios to Average Net Assets D
Expenses before expense reductions	.98%	1.00%	.99%	1.03%	1.28%
Expenses net of voluntary waivers, if any	.98%	1.00%	.99%	1.03%	1.26%
Expenses net of all reductions	.95%	.97%	.96%	1.02%	1.25%
Net investment income	.88%	1.51%	.83%	.89%	.93%
Supplemental Data
Net assets, end of period (in millions)	$ 371	$ 161	$ 120	$ 65	$ 26
Portfolio turnover rate	60%	101%	113%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.67	$ 27.95	$ 28.35	$ 26.85	$ 22.83
Income from Investment Operations
Net investment income C	.16	.34	.17	.19	.26
Net realized and unrealized gain (loss)	.20	1.41	.90	3.22	4.62
Total from investment operations	.36	1.75	1.07	3.41	4.88
Less Distributions
From net investment income	(.21)	(.28)	(.18)	(.19)	(.27)
From net realized gain	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(3.05)	(3.03)	(1.47)	(1.91)	(.86)
Net asset value, end of period	$ 23.98	$ 26.67	$ 27.95	$ 28.35	$ 26.85
Total Return A, B	1.10%	6.97%	3.89%	13.63%	22.12%
Ratios to Average Net Assets D
Expenses before expense reductions	1.22%	1.21%	1.21%	1.21%	1.23%
Expenses net of voluntary waivers, if any	1.22%	1.21%	1.21%	1.21%	1.23%
Expenses net of all reductions	1.19%	1.18%	1.18%	1.20%	1.21%
Net investment income	.65%	1.30%	.61%	.72%	1.05%
Supplemental Data
Net assets, end of period (in millions)	$ 2,058	$ 1,889	$ 2,494	$ 2,635	$ 2,190
Portfolio turnover rate	60%	101%	113%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.49	$ 27.79	$ 28.20	$ 26.73	$ 22.73
Income from Investment Operations
Net investment income C	.03	.20	.03	.05	.13
Net realized and unrealized gain (loss)	.20	1.40	.88	3.21	4.61
Total from investment operations	.23	1.60	.91	3.26	4.74
Less Distributions
From net investment income	(.08)	(.15)	(.03)	(.07)	(.15)
From net realized gain	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(2.92)	(2.90)	(1.32)	(1.79)	(.74)
Net asset value, end of period	$ 23.80	$ 26.49	$ 27.79	$ 28.20	$ 26.73
Total Return A, B	0.57%	6.38%	3.33%	13.06%	21.52%
Ratios to Average Net Assets D
Expenses before expense reductions	1.77%	1.75%	1.72%	1.74%	1.75%
Expenses net of voluntary waivers, if any	1.77%	1.75%	1.72%	1.74%	1.74%
Expenses net of all reductions	1.73%	1.72%	1.69%	1.72%	1.73%
Net investment income	.10%	.76%	.10%	.19%	.53%
Supplemental Data
Net assets, end of period (in millions)	$ 620	$ 697	$ 893	$ 878	$ 682
Portfolio turnover rate	60%	101%	113%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 26.51	$ 27.81	$ 28.23	$ 26.84	$ 26.65
Income from Investment Operations
Net investment income E	.03	.19	.02	.02	.02
Net realized and unrealized gain (loss)	.22	1.42	.89	3.21	.17
Total from investment operations	.25	1.61	.91	3.23	.19
Less Distributions
From net investment income	(.08)	(.16)	(.04)	(.12)	-
From net realized gain	(2.84)	(2.75)	(1.29)	(1.72)	-
Total distributions	(2.92)	(2.91)	(1.33)	(1.84)	-
Net asset value, end of period	$ 23.84	$ 26.51	$ 27.81	$ 28.23	$ 26.84
Total Return B, C, D	0.65%	6.41%	3.32%	12.90%	0.71%
Ratios to Average Net Assets G
Expenses before expense reductions	1.74%	1.74%	1.73%	1.84%	26.60% A
Expenses net of voluntary waivers, if any	1.74%	1.74%	1.73%	1.84%	1.85% A
Expenses net of all reductions	1.71%	1.71%	1.70%	1.82%	1.81% A
Net investment income	.12%	.77%	.09%	.07%	1.24% A
Supplemental Data
Net assets, end of period (in millions)	$ 136	$ 69	$ 65	$ 37	$ 1
Portfolio turnover rate	60%	101%	113%	59%	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.93	$ 28.19	$ 28.59	$ 27.07	$ 23.00
Income from Investment Operations
Net investment income B	.29	.47	.32	.34	.39
Net realized and unrealized gain (loss)	.21	1.44	.90	3.24	4.68
Total from investment operations	.50	1.91	1.22	3.58	5.07
Less Distributions
From net investment income	(.35)	(.42)	(.33)	(.34)	(.41)
From net realized gain	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(3.19)	(3.17)	(1.62)	(2.06)	(1.00)
Net asset value, end of period	$ 24.24	$ 26.93	$ 28.19	$ 28.59	$ 27.07
Total Return A	1.67%	7.57%	4.40%	14.23%	22.87%
Ratios to Average Net Assets C
Expenses before expense reductions	.69%	.68%	.69%	.68%	.69%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.68%	.69%
Expenses net of all reductions	.65%	.65%	.66%	.67%	.67%
Net investment income	1.18%	1.83%	1.13%	1.25%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$ 714	$ 468	$ 458	$ 493	$ 464
Portfolio turnover rate	60%	101%	113%	59%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 659,000	$ 1,000
Class T	.25%	.25%	9,997,000	56,000
Class B	.75%	.25%	6,820,000	5,118,000
Class C	.75%	.25%	1,043,000	335,000
			$ 18,519,000	$ 5,510,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 517,000	$ 245,000
Class T	575,000	173,000
Class B	1,111,000	1,111,000*
Class C	30,000	30,000*
	$ 2,233,000	$ 1,559,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 595,000.22
Class T	4,130,000.21
Class B	1,740,000.25
Class C	244,000.23
Institutional Class	892,000.18
	$ 7,601,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,814,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $1,069,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 2,000
Class B	5,000
Institutional Class	11,000
$ 18,000

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net investment income
Class A	$ 2,425	$ 1,663
Class T	16,041	22,685
Class B	2,129	4,338
Class C	247	417
Institutional Class	6,117	7,576
Total	$ 26,959	$ 36,679
From net realized gain
Class A	$ 18,288	$ 11,860
Class T	205,129	242,078
Class B	75,600	87,362
Class C	7,768	6,416
Institutional Class	49,577	44,412
Total	$ 356,362	$ 392,128
	$ 383,321	$ 428,807

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2001	2000	2001	2000

Class A Shares sold	14,068	5,295	$ 346,415	$ 136,970
Reinvestment of distributions	792	521	19,625	13,054
Shares redeemed	(5,337)	(4,059)	(132,688)	(104,420)
Net increase (decrease)	9,523	1,757	$ 233,352	$ 45,604
Class T Shares sold	30,494	18,394	$ 749,975	$ 470,498
Reinvestment of distributions	8,416	9,990	211,152	252,471
Shares redeemed	(23,902)	(46,785)	(589,432)	(1,186,261)
Net increase (decrease)	15,008	(18,401)	$ 371,695	$ (463,292)
Class B Shares sold	7,530	3,196	$ 185,208	$ 81,362
Reinvestment of distributions	2,783	3,244	69,512	81,571
Shares redeemed	(10,565)	(12,288)	(258,531)	(308,596)
Net increase (decrease)	(252)	(5,848)	$ (3,811)	$ (145,663)
Class C Shares sold	3,794	1,612	$ 93,516	$ 41,084
Reinvestment of distributions	274	229	6,861	5,743
Shares redeemed	(996)	(1,561)	(24,199)	(38,819)
Net increase (decrease)	3,072	280	$ 76,178	$ 8,008
Institutional Class Shares sold	19,831	6,564	$ 488,341	$ 162,490
Reinvestment of distributions	1,610	1,712	40,662	43,615
Shares redeemed	(9,326)	(7,153)	(235,105)	(183,056)
Net increase (decrease)	12,115	1,123	$ 293,898	$ 23,049

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/24/01	12/21/01	$.07	$.19
	1/7/02	1/4/02	$-	$.04

A total of 1.26% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 83% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Bart Grenier, Vice President

C. Robert Chow, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPII-ANN-0102 153075
1.539450.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Growth Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	33	Notes to the financial statements.
Independent Auditors' Report	41	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Growth Opportunities - CL A	-15.23%	11.76%	188.90%
Fidelity Adv Growth Opportunities - CL A (incl. 5.75% sales charge)	-20.11%	5.33%	172.29%
S&P 500 ®	-12.22%	61.53%	272.97%
Growth Funds Average	-16.34%	48.42%	223.80%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500®) - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL A	-15.23%	2.25%	11.19%
Fidelity Adv Growth Opportunities - CL A (incl. 5.75% sales charge)	-20.11%	1.04%	10.54%
S&P 500	-12.22%	10.06%	14.07%
Growth Funds Average	-16.34%	7.75%	12.01%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class A

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Class A on November 30, 1991, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $27,229 - a 172.29% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $37,297 - a 272.97% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the large-cap core funds average were -13.53%, 45.01%, and 216.61%, respectively; and the one year, five year, and 10 year average annual total returns were -13.53%, 7.55%, and 11.99%, respectively. The one year, five year, and 10 year cumulative total returns for the large-cap supergroup average were -16.38%, 45.45%, and 212.23%, respectively; and the one year, five year and 10 year average annual total returns were -16.38%, 7.53%, and 11.83%, respectively.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL T	-15.37%	10.83%	186.65%
Fidelity Adv Growth Opportunities - CL T (incl. 3.50% sales charge)	-18.33%	6.95%	176.62%
S&P 500	-12.22%	61.53%	272.97%
Growth Funds Average	-16.34%	48.42%	223.80%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL T	-15.37%	2.08%	11.11%
Fidelity Adv Growth Opportunities - CL T (incl. 3.50% sales charge)	-18.33%	1.35%	10.71%
S&P 500	-12.22%	10.06%	14.07%
Growth Funds Average	-16.34%	7.75%	12.01%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class T

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class T on November 30, 1991, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $27,662 - a 176.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,297 - a 272.97% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the large-cap core funds average were -13.53%, 45.01%, and 216.61%, respectively; and the one year, five year, and 10 year average annual total returns were -13.53%, 7.55%, and 11.99%, respectively. The one year, five year, and 10 year cumulative total returns for the large-cap supergroup average were -16.38%, 45.45%, and 212.23%, respectively; and the one year, five year and 10 year average annual total returns were -16.38%, 7.53%, and 11.83%, respectively.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL B	-15.91%	7.81%	178.85%
Fidelity Adv Growth Opportunities - CL B (incl. contingent deferred sales charge)	-19.67%	6.35%	178.85%
S&P 500	-12.22%	61.53%	272.97%
Growth Funds Average	-16.34%	48.42%	223.80%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL B	-15.91%	1.52%	10.80%
Fidelity Adv Growth Opportunities - CL B (incl. contingent deferred sales charge)	-19.67%	1.24%	10.80%
S&P 500	-12.22%	10.06%	14.07%
Growth Funds Average	-16.34%	7.75%	12.01%

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class B

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class B on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $27,885 - a 178.85% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,297 - a 272.97% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the large-cap core funds average were -13.53%, 45.01%, and 216.61%, respectively; and the one year, five year, and 10 year average annual total returns were -13.53%, 7.55%, and 11.99%, respectively. The one year, five year, and 10 year cumulative total returns for the large-cap supergroup average were -16.38%, 45.45%, and 212.23%, respectively; and the one year, five year and 10 year average annual total returns were -16.38%, 7.53%, and 11.83%, respectively.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL C	-15.87%	7.89%	179.05%
Fidelity Adv Growth Opportunities - CL C (incl. contingent deferred sales charge)	-16.62%	7.89%	179.05%
S&P 500	-12.22%	61.53%	272.97%
Growth Funds Average	-16.34%	48.42%	223.80%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL C	-15.87%	1.53%	10.81%
Fidelity Adv Growth Opportunities - CL C (incl. contingent deferred sales charge)	-16.62%	1.53%	10.81%
S&P 500	-12.22%	10.06%	14.07%
Growth Funds Average	-16.34%	7.75%	12.01%

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class C

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class C on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $27,905 - a 179.05% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,297 - a 272.97% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the large-cap core funds average were -13.53%, 45.01%, and 216.61%, respectively; and the one year, five year, and 10 year average annual total returns were -13.53%, 7.55%, and 11.99%, respectively. The one year, five year, and 10 year cumulative total returns for the large-cap supergroup average were -16.38%, 45.45%, and 212.23%, respectively; and the one year, five year and 10 year average annual total returns were -16.38%, 7.53%, and 11.83%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Bettina Doulton, Portfolio Manager of Fidelity Advisor Growth Opportunities Fund

Q. How did the fund perform during the past year, Bettina?

A. For the 12-month period ending November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned -15.23%, -15.37%, -15.91% and -15.87%, respectively. During the same period, the Standard & Poor's 500 Index declined 12.22%, while the growth funds average tracked by Lipper Inc. fell 16.34%.

Q. How was the fund positioned within a very weak equity market?

A. There were essentially two elements to the fund's construction. One was made up of what I consider defensive, consistent growers - companies that historically have shown good relative earnings growth during economic and profit recessions, such as Pfizer, Freddie Mac, Fannie Mae, Bristol-Myers Squibb and Philip Morris. There's another piece of the fund that comprised more cyclical, somewhat more aggressive names in anticipation of an economic and profit recovery. Included here were media companies such as Viacom and Fox Entertainment, and financial services companies such as Citigroup, Bank of America and FleetBoston Financial. Looking broadly at how the fund's positioning affected performance, I overweighted financials relative to the S&P 500, which held back returns slightly; underweighted technology, the best contributor to performance on a relative sector basis; underweighted retail stocks, which was a mistake; and had almost no exposure to utilities, which was a positive for performance. That said, weak stock selection in large-cap pharmaceutical and health care stocks was the primary reason why the fund underperformed the S&P 500.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Can you discuss some of your individual drug stock picks in more detail?

A. My investments in pharmaceutical stocks were made on the thesis that their relatively predictable earnings streams would result in good stock performance as the economy slowed, as they traditionally have done in a bad economy. Unfortunately, drug stocks came under a lot of pressure during the past 12 months. Industry problems, not economic ones, were to blame. The pace of new drug approvals slowed down, threats of generic competition heated up, and the Food and Drug Administration (FDA) raised a number of concerns about manufacturing and certification issues. Schering-Plough - which develops and markets prescription drugs such as Claritin and over-the-counter drugs - was the worst detractor from relative performance, after running afoul of FDA manufacturing standards. Eli Lilly and Bristol-Myers Squibb both faced problems with patent expirations. Lilly was hurt after losing patent protection for its bellwether drug, Prozac. Bristol-Myers' stock struggled due to a few setbacks in its product line, lost patents and delayed product introductions.

Q. What about some of the other strategies you mentioned? How did they work out?

A. My tech underweighting was the best contributor to the fund's return on a relative basis and the primary reason why it outperformed the Lipper peer group average. But individual security selection was a mixed bag. Microsoft was the fund's best contributor on an absolute basis, while PeopleSoft - a leading provider of enterprise applications - and PC-maker Dell Computer also made the list of top-10 absolute contributors. On the other hand, Cisco, Sun Microsystems and EMC - all of which I fortunately underweighted - still were the three-worst absolute detractors. Tech stocks in general had a great run in the final two months of the period; being underweighted at this point in time was a missed opportunity.

Q. What about financials?

A. As with technology, there were some strong performers and some that were less than hoped for. The defensive financials I owned, especially Freddie Mac, performed very well on the heels of the Federal Reserve Board's 10 interest-rate cuts and a boom in mortgage refinancing. Conversely, some of the brokerage firms I owned as a play on an economic recovery, including Morgan Stanley Dean Witter and Merrill Lynch, had a very tough year given the slowdown in capital markets activity and the tragic events of September 11.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the next few months, Bettina?

A. Despite the run-up in technology late in the period, I'm not convinced it's appropriate to be fully invested in cyclicals in anticipation of an economic rebound. At the same time, I think it may be too late to be fully invested in defensive sectors. Continued concerns about the prospects for consumer spending moderate my enthusiasm for the cyclicals, especially since these stocks are well off their lows. As confidence builds in the economic recovery or valuations become more compelling, I plan to incrementally shift toward a more aggressive stance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks and securities convertible into common stocks

Start date: November 18, 1987

Size: as of November 30, 2001, more than $9.8 billion

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Bettina Doulton offers her thoughts on a corporate profit recovery:

"The Fed's 10 rate cuts so far this year, the federal government's tax rebate program and the steady depletion of excess inventory all have the potential to stimulate economic growth in 2002. However, I am concerned about the pace of a corporate profit recovery. I don't think investors should realistically expect companies to reach the peak operating margins we saw in the boom period of 1999. Unfortunately, a lot of stocks appear to be trading at valuations that have priced in this scenario, and I'm not sure that's warranted.

"Eighteen months ago, capital expenditures were booming and gross domestic product (GDP) - the market value of goods and services produced in the U.S. - was growing at a rate of 6%. As was proven, this was a great scenario for corporate profitability. Since then, capital spending has tailed off dramatically and GDP fell to a negative 1.1% rate of growth at the end of the third quarter of 2001. With industrial operating rates relatively low and the failure of many start-up companies, particularly in the telecommunications and technology industries, it's hard to foresee a resumption of the capital expenditure boom. Unless companies reduce costs further, it's hard to see a near-term return to the profitability levels many industries enjoyed a year and a half ago."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.7	3.8
Citigroup, Inc.	4.7	3.9
Pfizer, Inc.	3.9	2.9
General Electric Co.	3.8	5.7
American International Group, Inc.	2.7	2.3
Bristol-Myers Squibb Co.	2.6	2.4
Fannie Mae	2.6	2.6
Gillette Co.	2.4	1.4
Freddie Mac	2.3	2.3
Viacom, Inc. Class B (non-vtg.)	2.1	2.0
	32.8
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.8	21.0
Health Care	15.5	12.6
Information Technology	15.5	16.3
Consumer Discretionary	13.7	13.5
Industrials	10.4	13.8
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 95.9%		Stocks 96.7%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 4.0%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	2.1%	** Foreign investments	2.7%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.7%
Hotels, Restaurants & Leisure - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	911,100	$ 24,727
Household Durables - 0.4%
Black & Decker Corp.	983,330	36,423
Leisure Equipment & Products - 0.2%
Eastman Kodak Co.	500,500	15,150
Media - 9.1%
AOL Time Warner, Inc. (a)	4,800,400	167,534
Clear Channel Communications, Inc. (a)	2,007,100	93,792
Comcast Corp. Class A (special) (a)	547,500	20,805
Fox Entertainment Group, Inc. Class A (a)	4,257,100	108,641
McGraw-Hill Companies, Inc.	150,900	8,526
Omnicom Group, Inc.	1,563,600	134,251
The New York Times Co. Class A	182,500	8,295
Univision Communications, Inc. Class A (a)	3,684,000	131,187
Viacom, Inc.:
Class A (a)	228,200	9,979
Class B (non-vtg.) (a)	4,785,415	208,883
		891,893
Multiline Retail - 1.6%
Costco Wholesale Corp. (a)	489,500	20,011
Federated Department Stores, Inc. (a)	285,800	10,575
JCPenney Co., Inc.	2,771,400	70,227
Target Corp.	182,500	6,851
Wal-Mart Stores, Inc.	880,300	48,549
		156,213
Specialty Retail - 2.0%
Abercrombie & Fitch Co. Class A (a)	859,300	20,623
Home Depot, Inc.	988,150	46,107
Lowe's Companies, Inc.	2,282,700	103,429
Staples, Inc. (a)	1,695,400	29,839
		199,998
Textiles & Apparel - 0.1%
NIKE, Inc. Class B	273,200	14,477
TOTAL CONSUMER DISCRETIONARY		1,338,881
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 8.8%
Beverages - 2.0%
PepsiCo, Inc.	229,000	$ 11,136
The Coca-Cola Co.	4,003,300	187,995
		199,131
Food & Drug Retailing - 0.9%
Albertson's, Inc.	735,900	24,697
Rite Aid Corp. (a)	1,635,000	7,668
Safeway, Inc. (a)	1,140,100	50,803
		83,168
Food Products - 0.1%
Kraft Foods, Inc. Class A	399,100	13,218
Household Products - 0.9%
Colgate-Palmolive Co.	352,500	20,572
Kimberly-Clark Corp.	692,300	40,271
Procter & Gamble Co.	327,900	25,399
		86,242
Personal Products - 2.8%
Avon Products, Inc.	757,880	36,181
Gillette Co.	7,332,700	239,779
		275,960
Tobacco - 2.1%
Philip Morris Companies, Inc.	4,374,780	206,358
TOTAL CONSUMER STAPLES		864,077
ENERGY - 6.9%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	592,900	19,548
Cooper Cameron Corp. (a)	960,500	35,193
Halliburton Co.	4,138,400	88,686
Schlumberger Ltd. (NY Shares)	1,547,200	74,281
		217,708
Oil & Gas - 4.7%
BP PLC sponsored ADR	1,896,956	83,789
ChevronTexaco Corp.	1,269,000	107,878
Conoco, Inc.	1,481,400	40,546
Exxon Mobil Corp.	5,207,400	194,757
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
TotalFinaElf SA:
Class B	197,574	$ 25,325
sponsored ADR	97,761	6,266
		458,561
TOTAL ENERGY		676,269
FINANCIALS - 20.8%
Banks - 3.2%
Bank of America Corp.	2,512,400	154,211
Bank One Corp.	743,000	27,818
FleetBoston Financial Corp.	3,240,700	119,096
PNC Financial Services Group, Inc.	257,700	14,934
		316,059
Diversified Financials - 14.6%
American Express Co.	2,436,700	80,192
Charles Schwab Corp.	3,415,630	49,048
Citigroup, Inc.	9,625,133	461,044
Fannie Mae	3,191,942	250,887
Freddie Mac	3,353,400	221,894
J.P. Morgan Chase & Co.	455,800	17,193
Merrill Lynch & Co., Inc.	3,420,000	171,308
Morgan Stanley Dean Witter & Co.	1,959,400	108,747
USA Education, Inc.	862,500	73,373
		1,433,686
Insurance - 3.0%
AFLAC, Inc.	591,900	16,218
Allstate Corp.	358,000	12,258
American International Group, Inc.	3,208,228	264,358
		292,834
TOTAL FINANCIALS		2,042,579
HEALTH CARE - 15.5%
Biotechnology - 1.1%
Amgen, Inc. (a)	793,600	52,719
Celgene Corp. (a)	591,700	20,644
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Sepracor, Inc. (a)	688,900	$ 34,376
Vertex Pharmaceuticals, Inc. (a)	45,500	1,151
		108,890
Health Care Equipment & Supplies - 2.0%
Applera Corp. - Applied Biosystems Group	400,000	13,240
Guidant Corp. (a)	2,185,500	106,674
Medtronic, Inc.	1,277,500	60,400
Zimmer Holdings, Inc. (a)	496,000	16,001
		196,315
Health Care Providers & Services - 1.1%
AmerisourceBergen Corp.	214,900	12,784
Cardinal Health, Inc.	1,371,295	93,687
		106,471
Pharmaceuticals - 11.3%
American Home Products Corp.	3,084,400	185,372
Bristol-Myers Squibb Co.	4,694,500	252,376
Eli Lilly & Co.	424,300	35,077
Forest Laboratories, Inc. (a)	1,248,460	88,391
Johnson & Johnson	1,407,400	81,981
King Pharmaceuticals, Inc. (a)	364,400	14,518
Merck & Co., Inc.	229,500	15,549
Pfizer, Inc.	8,746,868	378,827
Schering-Plough Corp.	1,669,000	59,633
		1,111,724
TOTAL HEALTH CARE		1,523,400
INDUSTRIALS - 10.4%
Air Freight & Couriers - 0.1%
United Parcel Service, Inc. Class B	228,000	12,818
Airlines - 0.4%
Delta Air Lines, Inc.	227,800	6,602
Southwest Airlines Co.	1,500,000	28,125
		34,727
Building Products - 0.0%
Masco Corp.	182,300	3,816
Commercial Services & Supplies - 0.8%
Allied Waste Industries, Inc. (a)	1,229,300	14,555
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Avery Dennison Corp.	174,100	$ 9,398
Dun & Bradstreet Corp. (a)	278,550	9,543
Paychex, Inc.	690,577	24,177
Robert Half International, Inc. (a)	637,800	17,189
		74,862
Industrial Conglomerates - 6.8%
General Electric Co.	9,792,650	377,017
Minnesota Mining & Manufacturing Co.	897,200	102,801
Textron, Inc.	943,000	37,390
Tyco International Ltd.	2,576,500	151,498
		668,706
Machinery - 1.1%
Danaher Corp.	1,420,600	83,318
Ingersoll-Rand Co.	484,820	20,309
		103,627
Road & Rail - 1.2%
CSX Corp.	1,533,070	57,337
Union Pacific Corp.	1,105,500	60,858
		118,195
TOTAL INDUSTRIALS		1,016,751
INFORMATION TECHNOLOGY - 15.4%
Communications Equipment - 1.8%
Brocade Communications System, Inc. (a)	410,600	13,468
Cisco Systems, Inc. (a)	4,419,500	90,335
Comverse Technology, Inc. (a)	898,200	19,212
Lucent Technologies, Inc.	1,824,000	13,352
Nokia Corp. sponsored ADR	820,400	18,877
QUALCOMM, Inc. (a)	364,900	21,427
		176,671
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	2,259,900	63,119
EMC Corp. (a)	1,821,260	30,579
International Business Machines Corp.	637,500	73,689
Sun Microsystems, Inc. (a)	1,229,500	17,508
		184,895
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	500,000	$ 7,785
IT Consulting & Services - 0.6%
Computer Sciences Corp. (a)	179,500	8,553
Electronic Data Systems Corp.	455,200	31,509
Investment Technology Group, Inc. (a)	372,200	21,402
		61,464
Semiconductor Equipment & Products - 4.3%
Analog Devices, Inc. (a)	887,300	37,710
Applied Materials, Inc. (a)	127,700	5,075
Atmel Corp. (a)	1,731,700	14,287
Intel Corp.	4,657,890	152,127
International Rectifier Corp. (a)	290,260	9,712
KLA-Tencor Corp. (a)	613,700	30,826
LAM Research Corp. (a)	577,400	12,657
Micron Technology, Inc. (a)	2,327,900	63,226
National Semiconductor Corp. (a)	1,534,800	46,244
Teradyne, Inc. (a)	891,600	24,840
Xilinx, Inc. (a)	754,700	27,252
		423,956
Software - 6.7%
BEA Systems, Inc. (a)	739,200	12,411
Computer Associates International, Inc.	1,849,000	61,516
Microsoft Corp. (a)	8,671,000	556,760
PeopleSoft, Inc. (a)	562,400	19,633
Siebel Systems, Inc. (a)	455,100	10,171
		660,491
TOTAL INFORMATION TECHNOLOGY		1,515,262
MATERIALS - 1.7%
Chemicals - 0.4%
Praxair, Inc.	809,600	42,844
Metals & Mining - 0.3%
Alcoa, Inc.	638,100	24,631
Paper & Forest Products - 1.0%
Georgia-Pacific Group	1,189,100	38,123
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
International Paper Co.	509,800	$ 20,367
Weyerhaeuser Co.	695,200	36,741
		95,231
TOTAL MATERIALS		162,706
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.4%
ALLTEL Corp.	365,800	23,806
AT&T Corp.	364,600	6,377
BellSouth Corp.	2,646,300	101,883
SBC Communications, Inc.	2,843,540	106,292
		238,358
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	2,798,400	29,971
TOTAL TELECOMMUNICATION SERVICES		268,329
TOTAL COMMON STOCKS (Cost $8,530,722)		9,408,254
Corporate Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount (000s)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	$ 5,050	5,883
Nonconvertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
TeleCorp PCS, Inc. 10.625% 7/15/10	B3	3,225	3,773
TOTAL CORPORATE BONDS (Cost $8,372)			9,656
Money Market Funds - 4.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.23% (b)	436,971,557	$ 436,972
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	1,038,000	1,038
TOTAL MONEY MARKET FUNDS (Cost $438,010)		438,010
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $8,977,104)		9,855,920
NET OTHER ASSETS - (0.4)%		(41,736)
NET ASSETS - 100%		$ 9,814,184
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,883,000 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $9,182,786,000 and $12,531,368,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $2,455,610,000 and $2,322,655,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $744,000 for the period.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $9,056,553,000. Net unrealized appreciation aggregated $799,367,000, of which $1,563,771,000 related to appreciated investment securities and $764,404,000 related to depreciated investment securities.

The fund hereby designates approximately $1,704,807,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001, the fund had a capital loss carryforward of approximately $1,230,501,000 all of which will expire on November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $72,078,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $811) (cost $8,977,104) - See accompanying schedule		$ 9,855,920
Receivable for investments sold		22,592
Receivable for fund shares sold		3,191
Dividends receivable		11,362
Interest receivable		1,242
Other receivables		79
Total assets		9,894,386
Liabilities
Payable for investments purchased	$ 41,732
Payable for fund shares redeemed	29,611
Accrued management fee	1,190
Distribution fees payable	4,436
Other payables and accrued expenses	2,195
Collateral on securities loaned, at value	1,038
Total liabilities		80,202
Net Assets		$ 9,814,184
Net Assets consist of:
Paid in capital		$ 10,262,951
Undistributed net investment income		54,511
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,382,027)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		878,749
Net Assets		$ 9,814,184

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($319,531 ÷ 11,255 shares)	$28.39
Maximum offering price per share (100/94.25 of $28.39)	$30.12
Class T: Net Asset Value and redemption price per share ($8,136,324 ÷ 284,059 shares)	$28.64
Maximum offering price per share (100/96.50 of $28.64)	$29.68
Class B: Net Asset Value and offering price per share ($939,171 ÷ 33,652 shares) A	$27.91
Class C: Net Asset Value and offering price per share ($232,261 ÷ 8,299 shares) A	$27.99
Institutional Class: Net Asset Value, offering price and redemption price per share ($186,897 ÷ 6,473 shares)	$28.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 134,381
Interest		40,053
Security lending		533
Total income		174,967
Expenses
Management fee Basic fee	$ 71,507
Performance adjustment	(47,089)
Transfer agent fees	28,163
Distribution fees	66,772
Accounting and security lending fees	1,000
Custodian fees and expenses	271
Registration fees	222
Audit	82
Legal	84
Miscellaneous	588
Total expenses before reductions	121,600
Expense reductions	(3,615)	117,985
Net investment income		56,982
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,012,780)
Foreign currency transactions	33
Futures contracts	(132,955)	(1,145,702)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,122,608)
Assets and liabilities in foreign currencies	45	(1,122,563)
Net gain (loss)		(2,268,265)
Net increase (decrease) in net assets resulting from operations		$ (2,211,283)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 56,982	$ (12,751)
Net realized gain (loss)	(1,145,702)	1,916,340
Change in net unrealized appreciation (depreciation)	(1,122,563)	(5,544,889)
Net increase (decrease) in net assets resulting from operations	(2,211,283)	(3,641,300)
Distributions to shareholders From net investment income	-	(188,938)
From net realized gain	(1,707,310)	(2,858,269)
Total distributions	(1,707,310)	(3,047,207)
Share transactions - net increase (decrease)	(2,714,385)	(5,397,313)
Total increase (decrease) in net assets	(6,632,978)	(12,085,820)
Net Assets
Beginning of period	16,447,162	28,532,982
End of period (including undistributed net investment income of $54,511 and $0, respectively)	$ 9,814,184	$ 16,447,162

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997 F	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.41	$ 50.61	$ 49.33	$ 44.02	$ 42.57	$ 35.39
Income from Invest- ment Operations
Net investment income E	.20	.08	.47	.48	.04	.54
Net realized and unrealized gain (loss)	(5.26)	(7.65)	2.97	8.03	1.41	8.80
Total from investment operations	(5.06)	(7.57)	3.44	8.51	1.45	9.34
Less Distributions
From net investment income	-	(.50)	(.47)	(.60)	-	(.72)
From net realized gain	(3.96)	(5.13)	(1.69)	(2.60)	-	(1.44)
Total distributions	(3.96)	(5.63)	(2.16)	(3.20)	-	(2.16)
Net asset value, end of period	$ 28.39	$ 37.41	$ 50.61	$ 49.33	$ 44.02	$ 42.57
Total Return B, C, D	(15.23)%	(16.86)%	7.31%	20.82%	3.41%	27.58%
Ratios to Average Net Assets H
Expenses before expense reductions	.78%	.87%	.92%	.97%	1.14% A	1.05%
Expenses net of voluntary waivers, if any	.78%	.87%	.92%	.97%	1.10% A	1.05%
Expenses net of all reductions	.75%	.84%	.91%	.96%	1.09% A	1.04%
Net investment income	.67%	.17%	.93%	1.06%	1.22% A	1.36%
Supplemental Data
Net assets, end of period (in millions)	$ 320	$ 452	$ 640	$ 359	$ 143	$ 130
Portfolio turnover rate	79%	110%	43%	25%	33% A	35%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charge.

E Calculated based on average shares outstanding during the period.

F One month ended November 30, 1997.

G Year ended October 31.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997 F	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.76	$ 50.96	$ 49.63	$ 44.20	$ 42.76	$ 35.41
Income from Invest- ment Operations
Net investment income (loss) E	.16	(.00)	.37	.42	.03	.55
Net realized and unrealized gain (loss)	(5.32)	(7.72)	3.00	8.08	1.41	8.78
Total from investment operations	(5.16)	(7.72)	3.37	8.50	1.44	9.33
Less Distributions
From net investment income	-	(.35)	(.35)	(.47)	-	(.54)
From net realized gain	(3.96)	(5.13)	(1.69)	(2.60)	-	(1.44)
Total distributions	(3.96)	(5.48)	(2.04)	(3.07)	-	(1.98)
Net asset value, end of period	$ 28.64	$ 37.76	$ 50.96	$ 49.63	$ 44.20	$ 42.76
Total Return B, C, D	(15.37)%	(17.01)%	7.10%	20.63%	3.37%	27.43%
Ratios to Average Net Assets H
Expenses before expense reductions	.93%	1.05%	1.12%	1.14%	1.28% A	1.18%
Expenses net of voluntary waivers, if any	.93%	1.05%	1.12%	1.14%	1.28% A	1.18%
Expenses net of all reductions	.90%	1.03%	1.11%	1.13%	1.27% A	1.17%
Net investment income (loss)	.52%	(.01)%	.73%	.92%	1.03% A	1.39%
Supplemental Data
Net assets, end of period (in millions)	$ 8,136	$ 13,813	$ 24,357	$ 24,802	$ 20,411	$ 19,652
Portfolio turnover rate	79%	110%	43%	25%	33% A	35%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charge.

E Calculated based on average shares outstanding during the period.

F One month ended November 30, 1997.

G Year ended October 31.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997 G	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 37.11	$ 50.25	$ 49.12	$ 44.02	$ 42.60	$ 37.62
Income from Invest- ment Operations
Net investment income (loss) E	(.04)	(.26)	.09	.14	.02	.13
Net realized and unrealized gain (loss)	(5.20)	(7.59)	2.97	8.04	1.40	4.85
Total from investment operations	(5.24)	(7.85)	3.06	8.18	1.42	4.98
Less Distributions
From net investment income	-	(.16)	(.24)	(.48)	-	-
From net realized gain	(3.96)	(5.13)	(1.69)	(2.60)	-	-
Total distributions	(3.96)	(5.29)	(1.93)	(3.08)	-	-
Net asset value, end of period	$ 27.91	$ 37.11	$ 50.25	$ 49.12	$ 44.02	$ 42.60
Total Return B, C, D	(15.91)%	(17.49)%	6.50%	19.95%	3.33%	13.24%
Ratios to Average Net Assets H
Expenses before expense reductions	1.57%	1.64%	1.67%	1.71%	2.01% A	1.75% A
Expenses net of voluntary waivers, if any	1.57%	1.64%	1.67%	1.71%	1.85% A	1.75% A
Expenses net of all reductions	1.54%	1.62%	1.66%	1.70%	1.84% A	1.74% A
Net investment income (loss)	(.13)%	(.60)%	.19%	.31%	.47% A	.48% A
Supplemental Data
Net assets, end of period (in millions)	$ 939	$ 1,437	$ 2,264	$ 1,432	$ 423	$ 371
Portfolio turnover rate	79%	110%	43%	25%	33% A	35%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to October 31, 1997.

G One month ended November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 37.19	$ 50.39	$ 49.33	$ 44.20	$ 43.62
Income from Investment Operations
Net investment income (loss) E	(.03)	(.25)	.10	.12	.02
Net realized and unrealized gain (loss)	(5.21)	(7.61)	2.97	8.08	.56
Total from investment operations	(5.24)	(7.86)	3.07	8.20	.58
Less Distributions
From net investment income	-	(.21)	(.32)	(.47)	-
From net realized gain	(3.96)	(5.13)	(1.69)	(2.60)	-
Total distributions	(3.96)	(5.34)	(2.01)	(3.07)	-
Net asset value, end of period	$ 27.99	$ 37.19	$ 50.39	$ 49.33	$ 44.20
Total Return B, C, D	(15.87)%	(17.48)%	6.50%	19.91%	1.33%
Ratios to Average Net Assets G
Expenses before expense reductions	1.53%	1.61%	1.65%	1.70%	2.50% A
Expenses net of voluntary waivers, if any	1.53%	1.61%	1.65%	1.70%	1.85% A
Expenses net of all reductions	1.50%	1.59%	1.64%	1.70%	1.84% A
Net investment income (loss)	(.08)%	(.57)%	.20%	.27%	.74% A
Supplemental Data
Net assets, end of period (in millions)	$ 232	$ 400	$ 688	$ 301	$ 6
Portfolio turnover rate	79%	110%	43%	25%	33% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997 F	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 37.85	$ 51.10	$ 49.78	$ 44.31	$ 42.85	$ 35.47
Income from Invest- ment Operations
Net investment income D	.33	.22	.63	.65	.05	.75
Net realized and unrealized gain (loss)	(5.35)	(7.72)	2.98	8.10	1.41	8.78
Total from investment operations	(5.02)	(7.50)	3.61	8.75	1.46	9.53
Less Distributions
From net investment income	-	(.62)	(.60)	(.68)	-	(.71)
From net realized gain	(3.96)	(5.13)	(1.69)	(2.60)	-	(1.44)
Total distributions	(3.96)	(5.75)	(2.29)	(3.28)	-	(2.15)
Net asset value, end of period	$ 28.87	$ 37.85	$ 51.10	$ 49.78	$ 44.31	$ 42.85
Total Return B, C	(14.92)%	(16.58)%	7.62%	21.29%	3.41%	28.07%
Ratios to Average Net Assets G
Expenses before expense reductions	.40%	.53%	.62%	.62%	.71% A	.66%
Expenses net of voluntary waivers, if any	.40%	.53%	.62%	.62%	.71% A	.66%
Expenses net of all reductions	.37%	.51%	.61%	.61%	.70% A	.65%
Net investment income	1.05%	.51%	1.24%	1.43%	1.60% A	1.91%
Supplemental Data
Net assets, end of period (in millions)	$ 187	$ 346	$ 584	$ 618	$ 392	$ 375
Portfolio turnover rate	79%	110%	43%	25%	33% A	35%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Year ended October 31.

F One month ended November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted average return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .20% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 928,000	$ 6,000
Class T	.25%	.25%	51,573,000	628,000
Class B	.75%	.25%	11,331,000	8,506,000
Class C	.75%	.25%	2,940,000	302,000
			$ 66,772,000	$ 9,442,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 386,000	$ 109,000
Class T	1,440,000	338,000
Class B	3,666,000	3,666,000*
Class C	70,000	70,000*
	$ 5,562,000	$ 4,183,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,154,000.31
Class T	21,607,000.21
Class B	4,024,000.36
Class C	918,000.31
Institutional Class	460,000.18
	$ 28,163,000

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

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Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $38,074,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $3,604,000 of the fund's expenses. In addition,through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 8,000
Class B	2,000
$ 10,000

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net investment income
Class A	$ -	$ 6,159
Class T	-	165,390
Class B	-	7,609
Class C	-	2,951
Institutional Class	-	6,829
Total	$ -	$ 188,938
From net realized gain
Class A	$ 47,459	$ 64,684
Class T	1,431,859	2,435,566
Class B	151,415	229,907
Class C	41,446	69,819
Institutional Class	35,131	58,293
Total	$ 1,707,310	$ 2,858,269
	$ 1,707,310	$ 3,047,207

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	2,118	4,222	$ 64,817	$ 185,092
Reinvestment of distributions	1,348	1,487	45,669	67,254
Shares redeemed	(4,294)	(6,263)	(130,664)	(273,883)
Net increase (decrease)	(828)	(554)	$ (20,178)	$ (21,537)
Class T Shares sold	38,037	55,739	$ 1,179,630	$ 2,458,458
Reinvestment of distributions	39,364	53,007	1,347,077	2,424,416
Shares redeemed	(159,149)	(220,920)	(4,934,945)	(9,767,102)
Net increase (decrease)	(81,748)	(112,174)	$ (2,408,238)	$ (4,884,228)
Class B Shares sold	2,067	6,462	$ 64,246	$ 284,295
Reinvestment of distributions	3,981	4,562	133,559	206,300
Shares redeemed	(11,116)	(17,360)	(335,144)	(756,605)
Net increase (decrease)	(5,068)	(6,336)	$ (137,339)	$ (266,010)
Class C Shares sold	1,205	3,745	$ 37,463	$ 165,404
Reinvestment of distributions	1,014	1,259	34,091	57,030
Shares redeemed	(4,682)	(7,898)	(143,507)	(344,794)
Net increase (decrease)	(2,463)	(2,894)	$ (71,953)	$ (122,360)
Institutional Class Shares sold	2,116	5,334	$ 66,555	$ 231,893
Reinvestment of distributions	884	1,159	30,344	52,861
Shares redeemed	(5,655)	(8,792)	(173,576)	(387,932)
Net increase (decrease)	(2,655)	(2,299)	$ (76,677)	$ (103,178)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Bettina Doulton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

GO-ANN-0102 153052
1.704314.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Growth Opportunities

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Independent Auditors' Report	35	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Growth Opportunities Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Growth Opportunities - Inst CL	-14.92%	13.73%	196.63%
S&P 500®	-12.22%	61.53%	272.97%
Growth Funds Average	-16.34%	48.42%	223.80%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500SM  Index (S&P 500®) - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - Inst CL	-14.92%	2.61%	11.49%
S&P 500	-12.22%	10.06%	14.07%
Growth Funds Average	-16.34%	7.75%	12.01%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Institutional Class

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Institutional Class on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $29,663 - a 196.63% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $37,297 - a 272.97% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year, five year, and 10 year cumulative total returns for the large-cap core funds average were -13.53%, 45.01%, and 216.61%, respectively; and the one year, five year, and 10 year average annual total returns were -13.53%, 7.55%, and 11.99%, respectively. The one year, five year, and 10 year cumulative total returns for the large-cap supergroup average were -16.38%, 45.45%, and 212.23%, respectively; and the one year, five year and 10 year average annual total returns were -16.38%, 7.53%, and 11.83%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Bettina Doulton, Portfolio Manager of Fidelity Advisor Growth Opportunities Fund

Q. How did the fund perform during the past year, Bettina?

A. For the 12-month period ending November 30, 2001, the fund's Institutional Class shares returned -14.92%. During the same period, the Standard & Poor's 500 Index declined 12.22%, while the growth funds average tracked by Lipper Inc. fell 16.34%.

Q. How was the fund positioned within a very weak equity market?

A. There were essentially two elements to the fund's construction. One was made up of what I consider defensive, consistent growers - companies that historically have shown good relative earnings growth during economic and profit recessions, such as Pfizer, Freddie Mac, Fannie Mae, Bristol-Myers Squibb and Philip Morris. There's another piece of the fund that comprised more cyclical, somewhat more aggressive names in anticipation of an economic and profit recovery. Included here were media companies such as Viacom and Fox Entertainment, and financial services companies such as Citigroup, Bank of America and FleetBoston Financial. Looking broadly at how the fund's positioning affected performance, I overweighted financials relative to the S&P 500, which held back returns slightly; underweighted technology, the best contributor to performance on a relative sector basis; underweighted retail stocks, which was a mistake; and had almost no exposure to utilities, which was a positive for performance. That said, weak stock selection in large-cap pharmaceutical and health care stocks was the primary reason why the fund underperformed the S&P 500.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Can you discuss some of your individual drug stock picks in more detail?

A. My investments in pharmaceutical stocks were made on the thesis that their relatively predictable earnings streams would result in good stock performance as the economy slowed, as they traditionally have done in a bad economy. Unfortunately, drug stocks came under a lot of pressure during the past 12 months. Industry problems, not economic ones, were to blame. The pace of new drug approvals slowed down, threats of generic competition heated up, and the Food and Drug Administration (FDA) raised a number of concerns about manufacturing and certification issues. Schering-Plough - which develops and markets prescription drugs such as Claritin and over-the-counter drugs - was the worst detractor from relative performance, after running afoul of FDA manufacturing standards. Eli Lilly and Bristol-Myers Squibb both faced problems with patent expirations. Lilly was hurt after losing patent protection for its bellwether drug, Prozac. Bristol-Myers' stock struggled due to a few setbacks in its product line, lost patents and delayed product introductions.

Q. What about some of the other strategies you mentioned? How did they work out?

A. My tech underweighting was the best contributor to the fund's return on a relative basis and the primary reason why it outperformed the Lipper peer group average. But individual security selection was a mixed bag. Microsoft was the fund's best contributor on an absolute basis, while PeopleSoft - a leading provider of enterprise applications - and PC-maker Dell Computer also made the list of top-10 absolute contributors. On the other hand, Cisco, Sun Microsystems and EMC - all of which I fortunately underweighted - still were the three-worst absolute detractors. Tech stocks in general had a great run in the final two months of the period; being underweighted at this point in time was a missed opportunity.

Q. What about financials?

A. As with technology, there were some strong performers and some that were less than hoped for. The defensive financials I owned, especially Freddie Mac, performed very well on the heels of the Federal Reserve Board's 10 interest-rate cuts and a boom in mortgage refinancing. Conversely, some of the brokerage firms I owned as a play on an economic recovery, including Morgan Stanley Dean Witter and Merrill Lynch, had a very tough year given the slowdown in capital markets activity and the tragic events of September 11.

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Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the next few months, Bettina?

A. Despite the run-up in technology late in the period, I'm not convinced it's appropriate to be fully invested in cyclicals in anticipation of an economic rebound. At the same time, I think it may be too late to be fully invested in defensive sectors. Continued concerns about the prospects for consumer spending moderate my enthusiasm for the cyclicals, especially since these stocks are well off their lows. As confidence builds in the economic recovery or valuations become more compelling, I plan to incrementally shift toward a more aggressive stance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks and securities convertible into common stocks

Start date: November 18, 1987

Size: as of November 30, 2001, more than $9.8 billion

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Bettina Doulton offers her thoughts on a corporate profit recovery:

"The Fed's 10 rate cuts so far this year, the federal government's tax rebate program and the steady depletion of excess inventory all have the potential to stimulate economic growth in 2002. However, I am concerned about the pace of a corporate profit recovery. I don't think investors should realistically expect companies to reach the peak operating margins we saw in the boom period of 1999. Unfortunately, a lot of stocks appear to be trading at valuations that have priced in this scenario, and I'm not sure that's warranted.

"Eighteen months ago, capital expenditures were booming and gross domestic product (GDP) - the market value of goods and services produced in the U.S. - was growing at a rate of 6%. As was proven, this was a great scenario for corporate profitability. Since then, capital spending has tailed off dramatically and GDP fell to a negative 1.1% rate of growth at the end of the third quarter of 2001. With industrial operating rates relatively low and the failure of many start-up companies, particularly in the telecommunications and technology industries, it's hard to foresee a resumption of the capital expenditure boom. Unless companies reduce costs further, it's hard to see a near-term return to the profitability levels many industries enjoyed a year and a half ago."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.7	3.8
Citigroup, Inc.	4.7	3.9
Pfizer, Inc.	3.9	2.9
General Electric Co.	3.8	5.7
American International Group, Inc.	2.7	2.3
Bristol-Myers Squibb Co.	2.6	2.4
Fannie Mae	2.6	2.6
Gillette Co.	2.4	1.4
Freddie Mac	2.3	2.3
Viacom, Inc. Class B (non-vtg.)	2.1	2.0
	32.8
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.8	21.0
Health Care	15.5	12.6
Information Technology	15.5	16.3
Consumer Discretionary	13.7	13.5
Industrials	10.4	13.8
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 95.9%		Stocks 96.7%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 4.0%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	2.1%	** Foreign investments	2.7%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.7%
Hotels, Restaurants & Leisure - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	911,100	$ 24,727
Household Durables - 0.4%
Black & Decker Corp.	983,330	36,423
Leisure Equipment & Products - 0.2%
Eastman Kodak Co.	500,500	15,150
Media - 9.1%
AOL Time Warner, Inc. (a)	4,800,400	167,534
Clear Channel Communications, Inc. (a)	2,007,100	93,792
Comcast Corp. Class A (special) (a)	547,500	20,805
Fox Entertainment Group, Inc. Class A (a)	4,257,100	108,641
McGraw-Hill Companies, Inc.	150,900	8,526
Omnicom Group, Inc.	1,563,600	134,251
The New York Times Co. Class A	182,500	8,295
Univision Communications, Inc. Class A (a)	3,684,000	131,187
Viacom, Inc.:
Class A (a)	228,200	9,979
Class B (non-vtg.) (a)	4,785,415	208,883
		891,893
Multiline Retail - 1.6%
Costco Wholesale Corp. (a)	489,500	20,011
Federated Department Stores, Inc. (a)	285,800	10,575
JCPenney Co., Inc.	2,771,400	70,227
Target Corp.	182,500	6,851
Wal-Mart Stores, Inc.	880,300	48,549
		156,213
Specialty Retail - 2.0%
Abercrombie & Fitch Co. Class A (a)	859,300	20,623
Home Depot, Inc.	988,150	46,107
Lowe's Companies, Inc.	2,282,700	103,429
Staples, Inc. (a)	1,695,400	29,839
		199,998
Textiles & Apparel - 0.1%
NIKE, Inc. Class B	273,200	14,477
TOTAL CONSUMER DISCRETIONARY		1,338,881
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 8.8%
Beverages - 2.0%
PepsiCo, Inc.	229,000	$ 11,136
The Coca-Cola Co.	4,003,300	187,995
		199,131
Food & Drug Retailing - 0.9%
Albertson's, Inc.	735,900	24,697
Rite Aid Corp. (a)	1,635,000	7,668
Safeway, Inc. (a)	1,140,100	50,803
		83,168
Food Products - 0.1%
Kraft Foods, Inc. Class A	399,100	13,218
Household Products - 0.9%
Colgate-Palmolive Co.	352,500	20,572
Kimberly-Clark Corp.	692,300	40,271
Procter & Gamble Co.	327,900	25,399
		86,242
Personal Products - 2.8%
Avon Products, Inc.	757,880	36,181
Gillette Co.	7,332,700	239,779
		275,960
Tobacco - 2.1%
Philip Morris Companies, Inc.	4,374,780	206,358
TOTAL CONSUMER STAPLES		864,077
ENERGY - 6.9%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	592,900	19,548
Cooper Cameron Corp. (a)	960,500	35,193
Halliburton Co.	4,138,400	88,686
Schlumberger Ltd. (NY Shares)	1,547,200	74,281
		217,708
Oil & Gas - 4.7%
BP PLC sponsored ADR	1,896,956	83,789
ChevronTexaco Corp.	1,269,000	107,878
Conoco, Inc.	1,481,400	40,546
Exxon Mobil Corp.	5,207,400	194,757
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
TotalFinaElf SA:
Class B	197,574	$ 25,325
sponsored ADR	97,761	6,266
		458,561
TOTAL ENERGY		676,269
FINANCIALS - 20.8%
Banks - 3.2%
Bank of America Corp.	2,512,400	154,211
Bank One Corp.	743,000	27,818
FleetBoston Financial Corp.	3,240,700	119,096
PNC Financial Services Group, Inc.	257,700	14,934
		316,059
Diversified Financials - 14.6%
American Express Co.	2,436,700	80,192
Charles Schwab Corp.	3,415,630	49,048
Citigroup, Inc.	9,625,133	461,044
Fannie Mae	3,191,942	250,887
Freddie Mac	3,353,400	221,894
J.P. Morgan Chase & Co.	455,800	17,193
Merrill Lynch & Co., Inc.	3,420,000	171,308
Morgan Stanley Dean Witter & Co.	1,959,400	108,747
USA Education, Inc.	862,500	73,373
		1,433,686
Insurance - 3.0%
AFLAC, Inc.	591,900	16,218
Allstate Corp.	358,000	12,258
American International Group, Inc.	3,208,228	264,358
		292,834
TOTAL FINANCIALS		2,042,579
HEALTH CARE - 15.5%
Biotechnology - 1.1%
Amgen, Inc. (a)	793,600	52,719
Celgene Corp. (a)	591,700	20,644
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Sepracor, Inc. (a)	688,900	$ 34,376
Vertex Pharmaceuticals, Inc. (a)	45,500	1,151
		108,890
Health Care Equipment & Supplies - 2.0%
Applera Corp. - Applied Biosystems Group	400,000	13,240
Guidant Corp. (a)	2,185,500	106,674
Medtronic, Inc.	1,277,500	60,400
Zimmer Holdings, Inc. (a)	496,000	16,001
		196,315
Health Care Providers & Services - 1.1%
AmerisourceBergen Corp.	214,900	12,784
Cardinal Health, Inc.	1,371,295	93,687
		106,471
Pharmaceuticals - 11.3%
American Home Products Corp.	3,084,400	185,372
Bristol-Myers Squibb Co.	4,694,500	252,376
Eli Lilly & Co.	424,300	35,077
Forest Laboratories, Inc. (a)	1,248,460	88,391
Johnson & Johnson	1,407,400	81,981
King Pharmaceuticals, Inc. (a)	364,400	14,518
Merck & Co., Inc.	229,500	15,549
Pfizer, Inc.	8,746,868	378,827
Schering-Plough Corp.	1,669,000	59,633
		1,111,724
TOTAL HEALTH CARE		1,523,400
INDUSTRIALS - 10.4%
Air Freight & Couriers - 0.1%
United Parcel Service, Inc. Class B	228,000	12,818
Airlines - 0.4%
Delta Air Lines, Inc.	227,800	6,602
Southwest Airlines Co.	1,500,000	28,125
		34,727
Building Products - 0.0%
Masco Corp.	182,300	3,816
Commercial Services & Supplies - 0.8%
Allied Waste Industries, Inc. (a)	1,229,300	14,555
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Avery Dennison Corp.	174,100	$ 9,398
Dun & Bradstreet Corp. (a)	278,550	9,543
Paychex, Inc.	690,577	24,177
Robert Half International, Inc. (a)	637,800	17,189
		74,862
Industrial Conglomerates - 6.8%
General Electric Co.	9,792,650	377,017
Minnesota Mining & Manufacturing Co.	897,200	102,801
Textron, Inc.	943,000	37,390
Tyco International Ltd.	2,576,500	151,498
		668,706
Machinery - 1.1%
Danaher Corp.	1,420,600	83,318
Ingersoll-Rand Co.	484,820	20,309
		103,627
Road & Rail - 1.2%
CSX Corp.	1,533,070	57,337
Union Pacific Corp.	1,105,500	60,858
		118,195
TOTAL INDUSTRIALS		1,016,751
INFORMATION TECHNOLOGY - 15.4%
Communications Equipment - 1.8%
Brocade Communications System, Inc. (a)	410,600	13,468
Cisco Systems, Inc. (a)	4,419,500	90,335
Comverse Technology, Inc. (a)	898,200	19,212
Lucent Technologies, Inc.	1,824,000	13,352
Nokia Corp. sponsored ADR	820,400	18,877
QUALCOMM, Inc. (a)	364,900	21,427
		176,671
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	2,259,900	63,119
EMC Corp. (a)	1,821,260	30,579
International Business Machines Corp.	637,500	73,689
Sun Microsystems, Inc. (a)	1,229,500	17,508
		184,895
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	500,000	$ 7,785
IT Consulting & Services - 0.6%
Computer Sciences Corp. (a)	179,500	8,553
Electronic Data Systems Corp.	455,200	31,509
Investment Technology Group, Inc. (a)	372,200	21,402
		61,464
Semiconductor Equipment & Products - 4.3%
Analog Devices, Inc. (a)	887,300	37,710
Applied Materials, Inc. (a)	127,700	5,075
Atmel Corp. (a)	1,731,700	14,287
Intel Corp.	4,657,890	152,127
International Rectifier Corp. (a)	290,260	9,712
KLA-Tencor Corp. (a)	613,700	30,826
LAM Research Corp. (a)	577,400	12,657
Micron Technology, Inc. (a)	2,327,900	63,226
National Semiconductor Corp. (a)	1,534,800	46,244
Teradyne, Inc. (a)	891,600	24,840
Xilinx, Inc. (a)	754,700	27,252
		423,956
Software - 6.7%
BEA Systems, Inc. (a)	739,200	12,411
Computer Associates International, Inc.	1,849,000	61,516
Microsoft Corp. (a)	8,671,000	556,760
PeopleSoft, Inc. (a)	562,400	19,633
Siebel Systems, Inc. (a)	455,100	10,171
		660,491
TOTAL INFORMATION TECHNOLOGY		1,515,262
MATERIALS - 1.7%
Chemicals - 0.4%
Praxair, Inc.	809,600	42,844
Metals & Mining - 0.3%
Alcoa, Inc.	638,100	24,631
Paper & Forest Products - 1.0%
Georgia-Pacific Group	1,189,100	38,123
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
International Paper Co.	509,800	$ 20,367
Weyerhaeuser Co.	695,200	36,741
		95,231
TOTAL MATERIALS		162,706
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.4%
ALLTEL Corp.	365,800	23,806
AT&T Corp.	364,600	6,377
BellSouth Corp.	2,646,300	101,883
SBC Communications, Inc.	2,843,540	106,292
		238,358
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	2,798,400	29,971
TOTAL TELECOMMUNICATION SERVICES		268,329
TOTAL COMMON STOCKS (Cost $8,530,722)		9,408,254
Corporate Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount (000s)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	$ 5,050	5,883
Nonconvertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
TeleCorp PCS, Inc. 10.625% 7/15/10	B3	3,225	3,773
TOTAL CORPORATE BONDS (Cost $8,372)			9,656
Money Market Funds - 4.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.23% (b)	436,971,557	$ 436,972
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	1,038,000	1,038
TOTAL MONEY MARKET FUNDS (Cost $438,010)		438,010
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $8,977,104)		9,855,920
NET OTHER ASSETS - (0.4)%		(41,736)
NET ASSETS - 100%		$ 9,814,184
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,883,000 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $9,182,786,000 and $12,531,368,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $2,455,610,000 and $2,322,655,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $744,000 for the period.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $9,056,553,000. Net unrealized appreciation aggregated $799,367,000, of which $1,563,771,000 related to appreciated investment securities and $764,404,000 related to depreciated investment securities.

The fund hereby designates approximately $1,704,807,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001, the fund had a capital loss carryforward of approximately $1,230,501,000 all of which will expire on November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $72,078,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $811) (cost $8,977,104) - See accompanying schedule		$ 9,855,920
Receivable for investments sold		22,592
Receivable for fund shares sold		3,191
Dividends receivable		11,362
Interest receivable		1,242
Other receivables		79
Total assets		9,894,386
Liabilities
Payable for investments purchased	$ 41,732
Payable for fund shares redeemed	29,611
Accrued management fee	1,190
Distribution fees payable	4,436
Other payables and accrued expenses	2,195
Collateral on securities loaned, at value	1,038
Total liabilities		80,202
Net Assets		$ 9,814,184
Net Assets consist of:
Paid in capital		$ 10,262,951
Undistributed net investment income		54,511
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,382,027)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		878,749
Net Assets		$ 9,814,184

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($319,531 ÷ 11,255 shares)	$28.39
Maximum offering price per share (100/94.25 of $28.39)	$30.12
Class T: Net Asset Value and redemption price per share ($8,136,324 ÷ 284,059 shares)	$28.64
Maximum offering price per share (100/96.50 of $28.64)	$29.68
Class B: Net Asset Value and offering price per share ($939,171 ÷ 33,652 shares) A	$27.91
Class C: Net Asset Value and offering price per share ($232,261 ÷ 8,299 shares) A	$27.99
Institutional Class: Net Asset Value, offering price and redemption price per share ($186,897 ÷ 6,473 shares)	$28.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 134,381
Interest		40,053
Security lending		533
Total income		174,967
Expenses
Management fee Basic fee	$ 71,507
Performance adjustment	(47,089)
Transfer agent fees	28,163
Distribution fees	66,772
Accounting and security lending fees	1,000
Custodian fees and expenses	271
Registration fees	222
Audit	82
Legal	84
Miscellaneous	588
Total expenses before reductions	121,600
Expense reductions	(3,615)	117,985
Net investment income		56,982
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,012,780)
Foreign currency transactions	33
Futures contracts	(132,955)	(1,145,702)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,122,608)
Assets and liabilities in foreign currencies	45	(1,122,563)
Net gain (loss)		(2,268,265)
Net increase (decrease) in net assets resulting from operations		$ (2,211,283)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 56,982	$ (12,751)
Net realized gain (loss)	(1,145,702)	1,916,340
Change in net unrealized appreciation (depreciation)	(1,122,563)	(5,544,889)
Net increase (decrease) in net assets resulting from operations	(2,211,283)	(3,641,300)
Distributions to shareholders From net investment income	-	(188,938)
From net realized gain	(1,707,310)	(2,858,269)
Total distributions	(1,707,310)	(3,047,207)
Share transactions - net increase (decrease)	(2,714,385)	(5,397,313)
Total increase (decrease) in net assets	(6,632,978)	(12,085,820)
Net Assets
Beginning of period	16,447,162	28,532,982
End of period (including undistributed net investment income of $54,511 and $0, respectively)	$ 9,814,184	$ 16,447,162

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997 F	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.41	$ 50.61	$ 49.33	$ 44.02	$ 42.57	$ 35.39
Income from Invest- ment Operations
Net investment income E	.20	.08	.47	.48	.04	.54
Net realized and unrealized gain (loss)	(5.26)	(7.65)	2.97	8.03	1.41	8.80
Total from investment operations	(5.06)	(7.57)	3.44	8.51	1.45	9.34
Less Distributions
From net investment income	-	(.50)	(.47)	(.60)	-	(.72)
From net realized gain	(3.96)	(5.13)	(1.69)	(2.60)	-	(1.44)
Total distributions	(3.96)	(5.63)	(2.16)	(3.20)	-	(2.16)
Net asset value, end of period	$ 28.39	$ 37.41	$ 50.61	$ 49.33	$ 44.02	$ 42.57
Total Return B, C, D	(15.23)%	(16.86)%	7.31%	20.82%	3.41%	27.58%
Ratios to Average Net Assets H
Expenses before expense reductions	.78%	.87%	.92%	.97%	1.14% A	1.05%
Expenses net of voluntary waivers, if any	.78%	.87%	.92%	.97%	1.10% A	1.05%
Expenses net of all reductions	.75%	.84%	.91%	.96%	1.09% A	1.04%
Net investment income	.67%	.17%	.93%	1.06%	1.22% A	1.36%
Supplemental Data
Net assets, end of period (in millions)	$ 320	$ 452	$ 640	$ 359	$ 143	$ 130
Portfolio turnover rate	79%	110%	43%	25%	33% A	35%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charge.

E Calculated based on average shares outstanding during the period.

F One month ended November 30, 1997.

G Year ended October 31.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997 F	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.76	$ 50.96	$ 49.63	$ 44.20	$ 42.76	$ 35.41
Income from Invest- ment Operations
Net investment income (loss) E	.16	(.00)	.37	.42	.03	.55
Net realized and unrealized gain (loss)	(5.32)	(7.72)	3.00	8.08	1.41	8.78
Total from investment operations	(5.16)	(7.72)	3.37	8.50	1.44	9.33
Less Distributions
From net investment income	-	(.35)	(.35)	(.47)	-	(.54)
From net realized gain	(3.96)	(5.13)	(1.69)	(2.60)	-	(1.44)
Total distributions	(3.96)	(5.48)	(2.04)	(3.07)	-	(1.98)
Net asset value, end of period	$ 28.64	$ 37.76	$ 50.96	$ 49.63	$ 44.20	$ 42.76
Total Return B, C, D	(15.37)%	(17.01)%	7.10%	20.63%	3.37%	27.43%
Ratios to Average Net Assets H
Expenses before expense reductions	.93%	1.05%	1.12%	1.14%	1.28% A	1.18%
Expenses net of voluntary waivers, if any	.93%	1.05%	1.12%	1.14%	1.28% A	1.18%
Expenses net of all reductions	.90%	1.03%	1.11%	1.13%	1.27% A	1.17%
Net investment income (loss)	.52%	(.01)%	.73%	.92%	1.03% A	1.39%
Supplemental Data
Net assets, end of period (in millions)	$ 8,136	$ 13,813	$ 24,357	$ 24,802	$ 20,411	$ 19,652
Portfolio turnover rate	79%	110%	43%	25%	33% A	35%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charge.

E Calculated based on average shares outstanding during the period.

F One month ended November 30, 1997.

G Year ended October 31.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997 G	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 37.11	$ 50.25	$ 49.12	$ 44.02	$ 42.60	$ 37.62
Income from Invest- ment Operations
Net investment income (loss) E	(.04)	(.26)	.09	.14	.02	.13
Net realized and unrealized gain (loss)	(5.20)	(7.59)	2.97	8.04	1.40	4.85
Total from investment operations	(5.24)	(7.85)	3.06	8.18	1.42	4.98
Less Distributions
From net investment income	-	(.16)	(.24)	(.48)	-	-
From net realized gain	(3.96)	(5.13)	(1.69)	(2.60)	-	-
Total distributions	(3.96)	(5.29)	(1.93)	(3.08)	-	-
Net asset value, end of period	$ 27.91	$ 37.11	$ 50.25	$ 49.12	$ 44.02	$ 42.60
Total Return B, C, D	(15.91)%	(17.49)%	6.50%	19.95%	3.33%	13.24%
Ratios to Average Net Assets H
Expenses before expense reductions	1.57%	1.64%	1.67%	1.71%	2.01% A	1.75% A
Expenses net of voluntary waivers, if any	1.57%	1.64%	1.67%	1.71%	1.85% A	1.75% A
Expenses net of all reductions	1.54%	1.62%	1.66%	1.70%	1.84% A	1.74% A
Net investment income (loss)	(.13)%	(.60)%	.19%	.31%	.47% A	.48% A
Supplemental Data
Net assets, end of period (in millions)	$ 939	$ 1,437	$ 2,264	$ 1,432	$ 423	$ 371
Portfolio turnover rate	79%	110%	43%	25%	33% A	35%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of shares) to October 31, 1997.

G One month ended November 30, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 37.19	$ 50.39	$ 49.33	$ 44.20	$ 43.62
Income from Investment Operations
Net investment income (loss) E	(.03)	(.25)	.10	.12	.02
Net realized and unrealized gain (loss)	(5.21)	(7.61)	2.97	8.08	.56
Total from investment operations	(5.24)	(7.86)	3.07	8.20	.58
Less Distributions
From net investment income	-	(.21)	(.32)	(.47)	-
From net realized gain	(3.96)	(5.13)	(1.69)	(2.60)	-
Total distributions	(3.96)	(5.34)	(2.01)	(3.07)	-
Net asset value, end of period	$ 27.99	$ 37.19	$ 50.39	$ 49.33	$ 44.20
Total Return B, C, D	(15.87)%	(17.48)%	6.50%	19.91%	1.33%
Ratios to Average Net Assets G
Expenses before expense reductions	1.53%	1.61%	1.65%	1.70%	2.50% A
Expenses net of voluntary waivers, if any	1.53%	1.61%	1.65%	1.70%	1.85% A
Expenses net of all reductions	1.50%	1.59%	1.64%	1.70%	1.84% A
Net investment income (loss)	(.08)%	(.57)%	.20%	.27%	.74% A
Supplemental Data
Net assets, end of period (in millions)	$ 232	$ 400	$ 688	$ 301	$ 6
Portfolio turnover rate	79%	110%	43%	25%	33% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997 F	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 37.85	$ 51.10	$ 49.78	$ 44.31	$ 42.85	$ 35.47
Income from Invest- ment Operations
Net investment income D	.33	.22	.63	.65	.05	.75
Net realized and unrealized gain (loss)	(5.35)	(7.72)	2.98	8.10	1.41	8.78
Total from investment operations	(5.02)	(7.50)	3.61	8.75	1.46	9.53
Less Distributions
From net investment income	-	(.62)	(.60)	(.68)	-	(.71)
From net realized gain	(3.96)	(5.13)	(1.69)	(2.60)	-	(1.44)
Total distributions	(3.96)	(5.75)	(2.29)	(3.28)	-	(2.15)
Net asset value, end of period	$ 28.87	$ 37.85	$ 51.10	$ 49.78	$ 44.31	$ 42.85
Total Return B, C	(14.92)%	(16.58)%	7.62%	21.29%	3.41%	28.07%
Ratios to Average Net Assets G
Expenses before expense reductions	.40%	.53%	.62%	.62%	.71% A	.66%
Expenses net of voluntary waivers, if any	.40%	.53%	.62%	.62%	.71% A	.66%
Expenses net of all reductions	.37%	.51%	.61%	.61%	.70% A	.65%
Net investment income	1.05%	.51%	1.24%	1.43%	1.60% A	1.91%
Supplemental Data
Net assets, end of period (in millions)	$ 187	$ 346	$ 584	$ 618	$ 392	$ 375
Portfolio turnover rate	79%	110%	43%	25%	33% A	35%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Year ended October 31.

F One month ended November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted average return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .20% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 928,000	$ 6,000
Class T	.25%	.25%	51,573,000	628,000
Class B	.75%	.25%	11,331,000	8,506,000
Class C	.75%	.25%	2,940,000	302,000
			$ 66,772,000	$ 9,442,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 386,000	$ 109,000
Class T	1,440,000	338,000
Class B	3,666,000	3,666,000*
Class C	70,000	70,000*
	$ 5,562,000	$ 4,183,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,154,000.31
Class T	21,607,000.21
Class B	4,024,000.36
Class C	918,000.31
Institutional Class	460,000.18
	$ 28,163,000

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $38,074,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $3,604,000 of the fund's expenses. In addition,through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 8,000
Class B	2,000
$ 10,000

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net investment income
Class A	$ -	$ 6,159
Class T	-	165,390
Class B	-	7,609
Class C	-	2,951
Institutional Class	-	6,829
Total	$ -	$ 188,938
From net realized gain
Class A	$ 47,459	$ 64,684
Class T	1,431,859	2,435,566
Class B	151,415	229,907
Class C	41,446	69,819
Institutional Class	35,131	58,293
Total	$ 1,707,310	$ 2,858,269
	$ 1,707,310	$ 3,047,207

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	2,118	4,222	$ 64,817	$ 185,092
Reinvestment of distributions	1,348	1,487	45,669	67,254
Shares redeemed	(4,294)	(6,263)	(130,664)	(273,883)
Net increase (decrease)	(828)	(554)	$ (20,178)	$ (21,537)
Class T Shares sold	38,037	55,739	$ 1,179,630	$ 2,458,458
Reinvestment of distributions	39,364	53,007	1,347,077	2,424,416
Shares redeemed	(159,149)	(220,920)	(4,934,945)	(9,767,102)
Net increase (decrease)	(81,748)	(112,174)	$ (2,408,238)	$ (4,884,228)
Class B Shares sold	2,067	6,462	$ 64,246	$ 284,295
Reinvestment of distributions	3,981	4,562	133,559	206,300
Shares redeemed	(11,116)	(17,360)	(335,144)	(756,605)
Net increase (decrease)	(5,068)	(6,336)	$ (137,339)	$ (266,010)
Class C Shares sold	1,205	3,745	$ 37,463	$ 165,404
Reinvestment of distributions	1,014	1,259	34,091	57,030
Shares redeemed	(4,682)	(7,898)	(143,507)	(344,794)
Net increase (decrease)	(2,463)	(2,894)	$ (71,953)	$ (122,360)
Institutional Class Shares sold	2,116	5,334	$ 66,555	$ 231,893
Reinvestment of distributions	884	1,159	30,344	52,861
Shares redeemed	(5,655)	(8,792)	(173,576)	(387,932)
Net increase (decrease)	(2,655)	(2,299)	$ (76,677)	$ (103,178)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Bettina Doulton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

GOI-ANN-0102 153055
1.539096.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Large Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	25	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	34	Notes to the financial statements.
Independent Auditors' Report	41	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Large Cap Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five years and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® Adv Large Cap - CL A	-17.11%	48.63%	75.83%
Fidelity Adv Large Cap - CL A (incl. 5.75% sales charge)	-21.87%	40.08%	65.72%
S&P 500 ®	-12.22%	61.53%	94.24%
Growth Funds Average	-16.34%	48.42%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Large Cap - CL A	-17.11%	8.25%	10.25%
Fidelity Adv Large Cap - CL A (incl. 5.75% sales charge)	-21.87%	6.97%	9.13%
S&P 500	-12.22%	10.06%	12.17%
Growth Funds Average	-16.34%	7.75%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Large Cap Fund - Class A on February 20, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $16,572 - a 65.72% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,424 - a 94.24% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year and five year cumulative total returns for the large-cap core funds average were -13.53% and 45.01%, respectively; and the one year and five year average annual total returns were -13.53% and 7.55%, respectively. The one year and five year cumulative total returns for the large-cap supergroup average were -16.38% and 45.45%, respectively; and the one year and five year average total returns were -16.38% and 7.53%, respectively.

Annual Report

Fidelity Advisor Large Cap Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Large Cap - CL T	-17.30%	48.01%	74.95%
Fidelity Adv Large Cap - CL T (incl. 3.50% sales charge)	-20.19%	42.83%	68.83%
S&P 500	-12.22%	61.53%	94.24%
Growth Funds Average	-16.34%	48.42%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Large Cap - CL T	-17.30%	8.16%	10.16%
Fidelity Adv Large Cap - CL T (incl. 3.50% sales charge)	-20.19%	7.39%	9.48%
S&P 500	-12.22%	10.06%	12.17%
Growth Funds Average	-16.34%	7.75%	n/a*

Average annual returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $16,883 - a 68.83% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,424 - a 94.24% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year and five year cumulative total returns for the large-cap core funds average were -13.53% and 45.01%, respectively; and the one year and five year average annual total returns were -13.53% and 7.55%, respectively. The one year and five year cumulative total returns for the large-cap supergroup average were -16.38% and 45.45%, respectively; and the one year and five year average total returns were -16.38% and 7.53%, respectively.

Annual Report

Fidelity Advisor Large Cap Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year, past five years and the life of fund total return figures are 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Large Cap - CL B	-17.76%	44.01%	69.50%
Fidelity Adv Large Cap - CL B (incl. contingent deferred sales charge)	-21.85%	42.01%	68.50%
S&P 500	-12.22%	61.53%	94.24%
Growth Funds Average	-16.34%	48.42%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Large Cap - CL B	-17.76%	7.57%	9.56%
Fidelity Adv Large Cap - CL B (incl. contingent deferred sales charge)	-21.85%	7.27%	9.45%
S&P 500	-12.22%	10.06%	12.17%
Growth Funds Average	-16.34%	7.75%	n/a*

Average annual returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class B on February 20, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $16,850 - a 68.50% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,424 - a 94.24% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year and five year cumulative total returns for the large-cap core funds average were -13.53% and 45.01%, respectively; and the one year and five year average annual total returns were -13.53% and 7.55%, respectively. The one year and five year cumulative total returns for the large-cap supergroup average were -16.38% and 45.45%, respectively; and the one year and five year average total returns were -16.38% and 7.53%, respectively.

Annual Report

Fidelity Advisor Large Cap Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between February 20, 1996 and November 3, 1997 are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year, past five years and the life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Large Cap - CL C	-17.76%	43.50%	68.90%
Fidelity Adv Large Cap - CL C (incl. contingent deferred sales charge)	-18.57%	43.50%	68.90%
S&P 500	-12.22%	61.53%	94.24%
Growth Funds Average	-16.34%	48.42%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Large Cap - CL C	-17.76%	7.49%	9.49%
Fidelity Adv Large Cap - CL C (incl. contingent deferred sales charge)	-18.57%	7.49%	9.49%
S&P 500	-12.22%	10.06%	12.17%
Growth Funds Average	-16.34%	7.75%	n/a*

Average annual returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class C on February 20, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $16,890 - a 68.90% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,424 - a 94.24% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year and five year cumulative total returns for the large-cap core funds average were -13.53% and 45.01%, respectively; and the one year and five year average annual total returns were -13.53% and 7.55%, respectively. The one year and five year cumulative total returns for the large-cap supergroup average were -16.38% and 45.45%, respectively; and the one year and five year average total returns were -16.38% and 7.53%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Karen Firestone, Portfolio Manager of Fidelity Advisor Large Cap Stock Fund

Q. How did the fund perform, Karen?

A. For the one-year period that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned -17.11%, -17.30%, -17.76% and -17.76%, respectively. In comparison, the Standard & Poor's 500 Index declined 12.22% and the growth funds average tracked by Lipper Inc. fell 16.34%.

Q. What factors weighed on performance during the past 12 months?

A. Uncertainty ravaged riskier assets, such as growth stocks, during the period. A sluggish global economy, further weakened by the tragic events of September 11 in the U.S., combined with declining corporate profitability to induce a dramatic flight to safety by wary investors seeking stable earnings. The same technology companies that led the bull run of recent years were derailed as the market chose value investing. Although I maintained a bias toward growth during the period, my posture became increasingly more conservative. While this stance helped us somewhat versus our average growth fund peer, the fund was still a bit more aggressive overall than the S&P 500®, which took a toll on relative performance. With tech fundamentals languishing, I looked to other areas of the market with seemingly more attractive relative growth, such as health care. While some segments of health care - namely hospital management companies and generic drug makers - worked nicely during the second half of the period, large-cap pharmaceuticals underperformed. Sizable positions in some of these companies, including drug giant Merck, detracted from results despite the historic defensive quality of the companies.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What else pressured returns?

A. The continued erosion in technology was painful for us on an absolute basis. Although I shed some of the fund's tech exposure during the period, which helped, performance still suffered from maintaining positions in a handful of names that continued to trend lower with the economy. In hindsight, I should have divested these positions in the second quarter and ignored "bottom calls" from companies and economists alike saying the worst was over. With the Federal Reserve Board aggressively easing monetary policy and many companies indicating that their fundamentals were potentially bottoming, I believed we'd see some improvement from those sectors that had underperformed quite dramatically. While the market snapped back late in the period, my expectations still were too optimistic. Media stocks, particularly AOL Time Warner, felt the brunt of a protracted slowdown, as did retailers such as the Gap, which was hurt by a downtrend in consumer spending. I no longer held the Gap at the close of the period. Banks, on the other hand, despite concerns about credit quality in a deteriorating economy, outpaced the market, helped by the Fed's 10 interest-rate cuts so far this year. The fund was underexposed to this group, which hurt. The market embraced stocks with lower price-to-earnings (P/E) ratios, such as cyclicals, which commonly are seen as value names. The fund was underweighted in such traditional value sectors as industrials and materials, which also dampened results.

Q. As a large-cap growth investor, where did you turn for performance as the market rotated away from your investment style?

A. I became as conservative as I felt was appropriate, without changing my stripes. I raised the fund's exposure to more defensive market segments, such as consumer staples, that housed companies with real earnings power and that were inexpensive on a P/E basis. Tobacco stocks, such as Philip Morris, gave us a lift, as did home loan financer Fannie Mae and such cyclical tech stocks as semiconductor equipment maker LAM Research. Top holding Microsoft similarly bucked the downturn in tech, riding a strong product cycle and a favorable antitrust settlement deal with the U.S. government.

Q. What's your outlook?

A. The timing of the economic recovery is the major issue right now, particularly as it relates to technology and telecommunications, currently two of the weakest industries. Unemployment poses a big threat to the economy, as does the impact that fear and uncertainty may have on both consumer and business spending in the wake of September's terrorist attacks. The persisting anthrax scares and other wartime anxieties also are concerns. One of my challenges is to own those stocks in the more aggressive market segments where valuations are very attractive, even if the ultimate turn in fundamentals is still a couple of quarters away. I want to be sure that the fund benefits when this part of the market rebounds. In addition, I must balance the fund with stocks in many other industry groups that currently are showing strong fundamentals and are expected to outperform based on their earnings potential.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: February 20, 1996

Size: as of November 30, 2001, more than $561 million

Manager: Karen Firestone, since 1998; joined Fidelity in 1983

3

Karen Firestone discusses some of her key strategies:

"I continued to add to positions in good companies with sustainable earnings power that I felt were oversold, and where their prices have been down. These generally are companies whose P/E-to-growth rate is lower than that of the market. I've tried to take advantage of price movement during the past few months because, given the market's volatility, we've had the chance to buy stocks at huge discounts and see some gains as the market swings back in their favor and the economy recovers.

"In my opinion, fourth-quarter earnings are almost a write-off because of the weak economy and aftermath of September 11. Perhaps we'll start seeing a few pockets of strength next quarter, which hopefully will expand in early-to-mid 2002, and I've been adding positions in the names where I see this occurring. However, I do not want to pay now for earnings that may be pushed out over a year in the future. We need to remain diversified as the market moves its focus from sector to sector.

"As of the end of the period, I remained overweighted in technology because I don't want to get too defensive about the sector at this point in the cycle. I'm currently focused on companies such as Microsoft, IBM and Intel, real companies with real products selling at depressed P/E multiples, and where I have no problem with their business strategy or survivability."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.6	5.3
Pfizer, Inc.	3.6	2.7
General Electric Co.	2.9	4.0
Philip Morris Companies, Inc.	2.6	2.1
Intel Corp.	2.4	2.3
Wal-Mart Stores, Inc.	2.3	1.3
International Business Machines Corp.	2.3	1.6
Citigroup, Inc.	1.8	1.6
The Coca-Cola Co.	1.7	1.3
Exxon Mobil Corp.	1.7	2.2
	26.9
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.3	22.7
Health Care	16.6	14.7
Consumer Discretionary	15.0	15.8
Financials	12.2	14.7
Industrials	10.4	8.5
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 96.1%		Stocks 97.2%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	6.0%	** Foreign investments	7.8%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.0%
Auto Components - 0.5%
TRW, Inc.	67,300	$ 2,626,046
Automobiles - 0.2%
Ford Motor Co.	63,800	1,208,372
Hotels, Restaurants & Leisure - 1.1%
Hilton Hotels Corp.	155,500	1,539,450
McDonald's Corp.	121,000	3,247,640
Starwood Hotels & Resorts Worldwide, Inc. unit	34,600	939,044
Tricon Global Restaurants, Inc. (a)	7,440	353,028
		6,079,162
Household Durables - 1.3%
Champion Enterprises, Inc. (a)	140,980	1,701,629
Fortune Brands, Inc.	64,300	2,525,061
Sony Corp. sponsored ADR	40,800	1,946,160
Standard Pacific Corp.	56,700	1,202,040
		7,374,890
Leisure Equipment & Products - 0.7%
Eastman Kodak Co.	68,100	2,061,387
Mattel, Inc.	110,400	2,032,464
		4,093,851
Media - 5.5%
AOL Time Warner, Inc. (a)	265,336	9,260,226
Comcast Corp. Class A (special) (a)	35,600	1,352,800
EchoStar Communications Corp. Class A (a)	50,210	1,329,059
Grupo Televisa SA de CV sponsored ADR (a)	74,500	2,585,150
RTL Group	55,225	1,955,178
Television Francaise 1 SA	44,400	1,079,260
Tribune Co.	133,500	4,819,350
Viacom, Inc. Class B (non-vtg.) (a)	115,074	5,022,980
Vivendi Universal SA sponsored ADR	23,380	1,184,197
Walt Disney Co.	107,900	2,208,713
		30,796,913
Multiline Retail - 3.7%
Big Lots, Inc.	201,300	1,892,220
BJ's Wholesale Club, Inc. (a)	51,920	2,336,400
Costco Wholesale Corp. (a)	42,300	1,729,224
Dillard's, Inc. Class A	125,200	2,072,060
Wal-Mart Stores, Inc.	235,500	12,987,825
		21,017,729
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.7%
Barnes & Noble, Inc. (a)	51,500	$ 1,591,350
Best Buy Co., Inc. (a)	27,250	1,945,378
Lowe's Companies, Inc.	86,850	3,935,174
Staples, Inc. (a)	103,000	1,812,800
		9,284,702
Textiles & Apparel - 0.3%
Fossil, Inc. (a)	360	7,830
The Swatch Group AG (Reg.)	92,687	1,778,642
		1,786,472
TOTAL CONSUMER DISCRETIONARY		84,268,137
CONSUMER STAPLES - 8.8%
Beverages - 3.4%
Anheuser-Busch Companies, Inc.	98,900	4,262,590
PepsiCo, Inc.	102,700	4,994,301
The Coca-Cola Co.	207,600	9,748,896
		19,005,787
Food Products - 0.4%
Kellogg Co.	75,000	2,211,750
Household Products - 0.8%
Procter & Gamble Co.	59,400	4,601,124
Personal Products - 1.2%
Alberto-Culver Co. Class B	63,350	2,756,992
Gillette Co.	124,000	4,054,800
		6,811,792
Tobacco - 3.0%
Philip Morris Companies, Inc.	304,980	14,385,907
UST, Inc.	70,900	2,545,310
		16,931,217
TOTAL CONSUMER STAPLES		49,561,670
ENERGY - 5.8%
Energy Equipment & Services - 1.4%
Halliburton Co.	76,100	1,630,823
Nabors Industries, Inc. (a)	51,600	1,625,400
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd. (NY Shares)	61,800	$ 2,967,018
Tidewater, Inc.	56,500	1,610,250
		7,833,491
Oil & Gas - 4.4%
Amerada Hess Corp.	45,400	2,637,740
BP PLC sponsored ADR	42,900	1,894,893
ChevronTexaco Corp.	32,800	2,788,328
Conoco, Inc.	172,800	4,729,536
Devon Energy Corp.	21,800	749,702
Exxon Mobil Corp.	251,500	9,406,100
Phillips Petroleum Co.	52,600	2,926,138
		25,132,437
TOTAL ENERGY		32,965,928
FINANCIALS - 12.2%
Banks - 3.1%
Bank of America Corp.	89,800	5,511,924
Bank One Corp.	22,300	834,912
FleetBoston Financial Corp.	81,846	3,007,841
Golden State Bancorp, Inc.	28,200	701,334
Mercantile Bankshares Corp.	27,300	1,130,493
Oversea-Chinese Banking Corp. Ltd.	87,000	508,272
PNC Financial Services Group, Inc.	23,100	1,338,645
Wachovia Corp.	8,200	253,790
Washington Mutual, Inc.	30,150	943,092
Wells Fargo & Co.	77,300	3,308,440
		17,538,743
Diversified Financials - 7.3%
American Express Co.	155,190	5,107,303
Charles Schwab Corp.	182,900	2,626,444
Citigroup, Inc.	208,366	9,980,731
Credit Saison Co. Ltd.	48,800	1,067,704
Fannie Mae	117,870	9,264,582
Freddie Mac	63,600	4,208,412
JAFCO Co. Ltd.	11,300	825,031
Merrill Lynch & Co., Inc.	69,100	3,461,219
Morgan Stanley Dean Witter & Co.	62,400	3,463,200
Nikko Cordial Corp.	256,000	1,348,406
		41,353,032
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 1.8%
AFLAC, Inc.	49,500	$ 1,356,300
American International Group, Inc.	91,587	7,546,769
Hartford Financial Services Group, Inc.	17,800	1,053,760
		9,956,829
TOTAL FINANCIALS		68,848,604
HEALTH CARE - 16.6%
Biotechnology - 3.8%
Alkermes, Inc. (a)	74,700	1,821,186
Amgen, Inc. (a)	94,200	6,257,706
Cell Therapeutics, Inc. (a)	68,000	1,860,480
Cephalon, Inc. (a)	29,200	2,124,008
Human Genome Sciences, Inc. (a)	54,850	2,331,674
Ilex Oncology, Inc. (a)	60,600	1,584,690
Millennium Pharmaceuticals, Inc. (a)	82,100	2,798,789
Protein Design Labs, Inc. (a)	65,700	2,476,233
		21,254,766
Health Care Equipment & Supplies - 1.8%
Becton, Dickinson & Co.	50,700	1,717,209
Boston Scientific Corp. (a)	43,600	1,159,760
Medtronic, Inc.	104,000	4,917,120
Stryker Corp.	38,400	2,108,544
		9,902,633
Health Care Providers & Services - 0.7%
Service Corp. International (SCI) (a)	165,600	972,072
Trigon Healthcare, Inc. (a)	51,200	3,310,080
		4,282,152
Pharmaceuticals - 10.3%
Abbott Laboratories	82,800	4,554,000
Allergan, Inc.	48,600	3,668,814
American Home Products Corp.	83,900	5,042,390
Bristol-Myers Squibb Co.	59,360	3,191,194
Elan Corp. PLC sponsored ADR (a)	56,300	2,489,586
Forest Laboratories, Inc. (a)	25,700	1,819,560
ImClone Systems, Inc. (a)	10,921	786,312
Johnson & Johnson	50,180	2,922,985
Merck & Co., Inc.	125,230	8,484,333
Mylan Laboratories, Inc.	29,000	999,920
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
NPS Pharmaceuticals, Inc. (a)	41,200	$ 1,584,140
Pfizer, Inc.	472,450	20,461,810
Watson Pharmaceuticals, Inc. (a)	55,690	1,666,802
		57,671,846
TOTAL HEALTH CARE		93,111,397
INDUSTRIALS - 10.4%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	134,400	4,454,016
Northrop Grumman Corp.	15,100	1,417,588
United Technologies Corp.	46,100	2,775,220
		8,646,824
Airlines - 0.5%
AMR Corp. (a)	83,600	1,785,696
Southwest Airlines Co.	59,600	1,117,500
		2,903,196
Building Products - 0.5%
American Standard Companies, Inc. (a)	41,600	2,641,600
Commercial Services & Supplies - 0.1%
Paychex, Inc.	19,300	675,693
Construction & Engineering - 0.3%
Fluor Corp.	39,400	1,491,290
Electrical Equipment - 0.5%
Emerson Electric Co.	53,200	2,875,992
Industrial Conglomerates - 4.1%
General Electric Co.	425,400	16,377,900
Minnesota Mining & Manufacturing Co.	29,100	3,334,278
Textron, Inc.	83,200	3,298,880
		23,011,058
Machinery - 1.4%
Deere & Co.	25,720	1,028,543
Graco, Inc.	64,500	2,244,600
Illinois Tool Works, Inc.	50,200	3,079,770
Ingersoll-Rand Co.	39,500	1,654,655
		8,007,568
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 1.4%
Canadian National Railway Co.	69,900	$ 3,121,924
Union Pacific Corp.	89,100	4,904,955
		8,026,879
TOTAL INDUSTRIALS		58,280,100
INFORMATION TECHNOLOGY - 21.3%
Communications Equipment - 2.6%
Brocade Communications System, Inc. (a)	42,300	1,387,440
CIENA Corp. (a)	46,795	830,611
Cisco Systems, Inc. (a)	290,968	5,947,386
Crown Castle International Corp. (a)	96,400	1,049,796
Lucent Technologies, Inc.	187,060	1,369,279
QUALCOMM, Inc. (a)	35,800	2,102,176
Scientific-Atlanta, Inc.	49,900	1,341,811
UTStarcom, Inc. (a)	30,900	739,746
		14,768,245
Computers & Peripherals - 4.3%
Dell Computer Corp. (a)	210,100	5,868,093
EMC Corp. (a)	157,840	2,650,134
International Business Machines Corp.	111,700	12,911,403
Sun Microsystems, Inc. (a)	177,208	2,523,442
		23,953,072
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	69,100	1,884,357
Anritsu Corp.	47,000	474,551
Flextronics International Ltd. (a)	33,000	825,000
Kyocera Corp.	10,900	814,375
		3,998,283
Semiconductor Equipment & Products - 6.7%
Altera Corp. (a)	55,100	1,254,076
Analog Devices, Inc. (a)	39,600	1,683,000
Applied Materials, Inc. (a)	40,900	1,625,366
Applied Micro Circuits Corp. (a)	8,200	111,766
ASML Holding NV (NY Shares) (a)	75,800	1,319,678
Chartered Semiconductor Manufacturing Ltd. ADR (a)	65,200	1,421,360
Integrated Circuit Systems, Inc. (a)	46,800	876,143
Integrated Device Technology, Inc. (a)	61,200	1,804,176
Intel Corp.	413,200	13,495,112
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
International Rectifier Corp. (a)	57,600	$ 1,927,296
LAM Research Corp. (a)	54,500	1,194,640
LTX Corp. (a)	106,200	2,260,998
Marvell Technology Group Ltd. (a)	41,200	1,299,448
Micrel, Inc. (a)	45,400	1,328,404
Micron Technology, Inc. (a)	91,900	2,496,004
Samsung Electronics Co. Ltd. unit	9,700	923,828
Texas Instruments, Inc.	61,400	1,967,870
Tokyo Electron Ltd.	12,800	678,352
		37,667,517
Software - 7.0%
Adobe Systems, Inc.	23,300	747,464
BEA Systems, Inc. (a)	66,000	1,108,140
Cadence Design Systems, Inc. (a)	89,900	2,144,115
Microsoft Corp. (a)	490,600	31,501,421
Oracle Corp. (a)	186,200	2,612,386
PeopleSoft, Inc. (a)	29,400	1,026,354
		39,139,880
TOTAL INFORMATION TECHNOLOGY		119,526,997
MATERIALS - 1.8%
Chemicals - 0.6%
Engelhard Corp.	30,900	863,655
PPG Industries, Inc.	44,180	2,375,559
		3,239,214
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	41,700	1,772,250
Paper & Forest Products - 0.9%
Bowater, Inc.	31,560	1,517,720
Georgia-Pacific Group	106,900	3,427,214
		4,944,934
TOTAL MATERIALS		9,956,398
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.4%
AT&T Corp.	302,000	5,281,980
BellSouth Corp.	60,900	2,344,650
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.	125,800	$ 4,702,404
Verizon Communications, Inc.	146,300	6,876,100
		19,205,134
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	128,640	1,132,032
Vodafone Group PLC sponsored ADR	87,300	2,212,182
		3,344,214
TOTAL TELECOMMUNICATION SERVICES		22,549,348
UTILITIES - 0.2%
Electric Utilities - 0.2%
Entergy Corp.	29,500	1,088,550
TOTAL COMMON STOCKS (Cost $529,690,668)		540,157,129
Money Market Funds - 4.6%

Fidelity Cash Central Fund, 2.23% (b)	25,502,849	25,502,849
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	20,800	20,800
TOTAL MONEY MARKET FUNDS (Cost $25,523,649)		25,523,649
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $555,214,317)		565,680,778
NET OTHER ASSETS - (0.7)%		(3,839,103)
NET ASSETS - 100%		$ 561,841,675
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $754,275,618 and $684,197,477, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $59,138 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $564,905,513. Net unrealized appreciation aggregated $775,265, of which $51,918,178 related to appreciated investment securities and $51,142,913 related to depreciated investment securities.

The fund hereby designates approximately $4,130,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001, the fund had a capital loss carryforward of approximately $104,833,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $20,260) (cost $555,214,317) - See accompanying schedule		$ 565,680,778
Cash		71,500
Receivable for investments sold		10,315,556
Receivable for fund shares sold		1,088,277
Dividends receivable		672,787
Interest receivable		58,309
Other receivables		302
Total assets		577,887,509
Liabilities
Payable for investments purchased	$ 14,059,956
Payable for fund shares redeemed	1,213,506
Accrued management fee	267,275
Distribution fees payable	284,181
Other payables and accrued expenses	200,116
Collateral on securities loaned, at value	20,800
Total liabilities		16,045,834
Net Assets		$ 561,841,675
Net Assets consist of:
Paid in capital		$ 671,032,595
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(119,657,920)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,467,000
Net Assets		$ 561,841,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($39,363,797 ÷ 2,627,250 shares)	$14.98
Maximum offering price per share (100/94.25 of $14.98)	$15.89
Class T: Net Asset Value and redemption price per share ($325,846,451 ÷ 21,770,102 shares)	$14.97
Maximum offering price per share (100/96.50 of $14.97)	$15.51
Class B: Net Asset Value and offering price per share ($122,920,219 ÷ 8,372,305 shares) A	$14.68
Class C: Net Asset Value and offering price per share ($50,215,885 ÷ 3,429,800 shares) A	$14.64
Institutional Class: Net Asset Value, offering price and redemption price per share ($23,495,323 ÷ 1,544,010 shares)	$15.22

A Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Dividends		$ 5,895,710
Interest		1,460,843
Security lending		47,283
Total income		7,403,836
Expenses
Management fee	$ 3,397,869
Transfer agent fees	1,620,164
Distribution fees	3,722,144
Accounting and security lending fees	201,709
Non-interested trustees' compensation	2,091
Custodian fees and expenses	46,549
Registration fees	55,283
Audit	34,354
Legal	3,491
Miscellaneous	67,858
Total expenses before reductions	9,151,512
Expense reductions	(190,512)	8,961,000
Net investment income (loss)		(1,557,164)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(109,125,295)
Foreign currency transactions	17,118	(109,108,177)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(6,418,628)
Assets and liabilities in foreign currencies	1,313	(6,417,315)
Net gain (loss)		(115,525,492)
Net increase (decrease) in net assets resulting from operations		$ (117,082,656)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (1,557,164)	$ (3,647,639)
Net realized gain (loss)	(109,108,177)	(3,102,679)
Change in net unrealized appreciation (depreciation)	(6,417,315)	(61,300,621)
Net increase (decrease) in net assets resulting from operations	(117,082,656)	(68,050,939)
Distributions to shareholders From net realized gain	(4,129,069)	(7,260,261)
In excess of net realized gain	-	(2,363,104)
Total distributions	(4,129,069)	(9,623,365)
Share transactions - net increase (decrease)	68,560,762	229,633,651
Total increase (decrease) in net assets	(52,650,963)	151,959,347
Net Assets
Beginning of period	614,492,638	462,533,291
End of period	$ 561,841,675	$ 614,492,638

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 18.19	$ 20.13	$ 16.62	$ 13.96	$ 11.83
Income from Investment Operations
Net investment income (loss) C	.01	(.05)	(.03)	(.05)	(.04)
Net realized and unrealized gain (loss)	(3.10)	(1.43)	4.59	3.54	2.25
Total from investment operations	(3.09)	(1.48)	4.56	3.49	2.21
Less Distributions
From net realized gain	(.12)	(.35)	(1.05)	(.83)	(.08)
In excess of net realized gain	-	(.11)	-	-	-
Total distributions	(.12)	(.46)	(1.05)	(.83)	(.08)
Net asset value, end of period	$ 14.98	$ 18.19	$ 20.13	$ 16.62	$ 13.96
Total Return A, B	(17.11)%	(7.62)%	28.93%	26.69%	18.82%
Ratios to Average Net Assets D
Expenses before expense reductions	1.23%	1.17%	1.24%	1.46%	3.13%
Expenses net of voluntary waivers, if any	1.23%	1.17%	1.24%	1.46%	1.75%
Expenses net of all reductions	1.20%	1.16%	1.23%	1.44%	1.72%
Net investment income (loss)	.06%	(.24)%	(.17)%	(.31)%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,364	$ 37,656	$ 19,600	$ 4,254	$ 2,330
Portfolio turnover rate	121%	92%	91%	141%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 18.22	$ 20.16	$ 16.67	$ 13.98	$ 11.82
Income from Investment Operations
Net investment loss C	(.02)	(.09)	(.07)	(.05)	(.02)
Net realized and unrealized gain (loss)	(3.11)	(1.42)	4.61	3.56	2.24
Total from investment operations	(3.13)	(1.51)	4.54	3.51	2.22
Less Distributions
From net realized gain	(.12)	(.32)	(1.05)	(.82)	(.06)
In excess of net realized gain	-	(.11)	-	-	-
Total distributions	(.12)	(.43)	(1.05)	(.82)	(.06)
Net asset value, end of period	$ 14.97	$ 18.22	$ 20.16	$ 16.67	$ 13.98
Total Return A, B	(17.30)%	(7.75)%	28.71%	26.77%	18.89%
Ratios to Average Net Assets D
Expenses before expense reductions	1.39%	1.36%	1.44%	1.46%	1.62%
Expenses net of voluntary waivers, if any	1.39%	1.36%	1.44%	1.46%	1.62%
Expenses net of all reductions	1.36%	1.34%	1.42%	1.44%	1.60%
Net investment loss	(.10)%	(.42)%	(.36)%	(.31)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 325,846	$ 354,141	$ 285,939	$ 81,455	$ 42,753
Portfolio turnover rate	121%	92%	91%	141%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.97	$ 19.92	$ 16.50	$ 13.85	$ 11.77
Income from Investment Operations
Net investment loss C	(.11)	(.20)	(.16)	(.13)	(.09)
Net realized and unrealized gain (loss)	(3.06)	(1.40)	4.56	3.54	2.22
Total from investment operations	(3.17)	(1.60)	4.40	3.41	2.13
Less Distributions
From net realized gain	(.12)	(.26)	(.98)	(.76)	(.05)
In excess of net realized gain	-	(.09)	-	-	-
Total distributions	(.12)	(.35)	(.98)	(.76)	(.05)
Net asset value, end of period	$ 14.68	$ 17.97	$ 19.92	$ 16.50	$ 13.85
Total Return A, B	(17.76)%	(8.25)%	28.02%	26.15%	18.18%
Ratios to Average Net Assets D
Expenses before expense reductions	1.98%	1.90%	1.96%	2.00%	2.16%
Expenses net of voluntary waivers, if any	1.98%	1.90%	1.96%	2.00%	2.16%
Expenses net of all reductions	1.94%	1.89%	1.95%	1.98%	2.14%
Net investment loss	(.69)%	(.97)%	(.89)%	(.85)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,920	$ 156,488	$ 112,671	$ 37,229	$ 20,926
Portfolio turnover rate	121%	92%	91%	141%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.92	$ 19.89	$ 16.54	$ 13.98	$ 13.97
Income from Investment Operations
Net investment loss C	(.10)	(.20)	(.16)	(.21)	(.01)
Net realized and unrealized gain (loss)	(3.06)	(1.39)	4.54	3.59	.02
Total from investment operations	(3.16)	(1.59)	4.38	3.38	.01
Less Distributions
From net realized gain	(.12)	(.29)	(1.03)	(.82)	-
In excess of net realized gain	-	(.09)	-	-	-
Total distributions	(.12)	(.38)	(1.03)	(.82)	-
Net asset value, end of period	$ 14.64	$ 17.92	$ 19.89	$ 16.54	$ 13.98
Total Return A, B, G	(17.76)%	(8.23)%	27.90%	25.79%	.07%
Ratios to Average Net Assets D
Expenses before expense reductions	1.95%	1.90%	1.97%	2.80%	390.66% F
Expenses net of voluntary waivers, if any	1.95%	1.90%	1.97%	2.50%	2.50% F
Expenses net of all reductions	1.91%	1.88%	1.96%	2.48%	2.35% F
Net investment loss	(.65)%	(.96)%	(.90)%	(1.40)%	(.62)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,216	$ 52,542	$ 30,468	$ 4,393	$ 41
Portfolio turnover rate	121%	92%	91%	141%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

F Annualized

G Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 18.41	$ 20.33	$ 16.77	$ 14.05	$ 11.86
Income from Investment Operations
Net investment income B	.07	.02	.03	.03	.04 D
Net realized and unrealized gain (loss)	(3.14)	(1.45)	4.63	3.56	2.24
Total from investment operations	(3.07)	(1.43)	4.66	3.59	2.28
Less Distributions
From net realized gain	(.12)	(.36)	(1.10)	(.87)	(.09)
In excess of net realized gain	-	(.13)	-	-	-
Total distributions	(.12)	(.49)	(1.10)	(.87)	(.09)
Net asset value, end of period	$ 15.22	$ 18.41	$ 20.33	$ 16.77	$ 14.05
Total Return A	(16.79)%	(7.31)%	29.37%	27.35%	19.39%
Ratios to Average Net Assets C
Expenses before expense reductions	.85%	.82%	.91%	.99%	1.15%
Expenses net of voluntary waivers, if any	.85%	.82%	.91%	.99%	1.15%
Expenses net of all reductions	.82%	.81%	.90%	.97%	1.12%
Net investment income	.44%	.11%	.16%	.18%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,495	$ 13,665	$ 13,856	$ 8,742	$ 6,560
Portfolio turnover rate	121%	92%	91%	141%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D During the period, a significant shareholder redemption caused an unusually high level of investment income per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 96,142	$ 348
Class T	.25%	.25%	1,706,776	4,151
Class B	.75%	.25%	1,404,008	1,053,313
Class C	.75%	.25%	515,218	183,311
			$ 3,722,144	$ 1,241,123

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 186,091	$ 58,198
Class T	222,406	43,877
Class B	377,325	377,325 *
Class C	17,100	17,100 *
	$ 802,922	$ 496,500

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 127,946.33
Class T	841,771.25
Class B	463,654.33
Class C	154,549.30
Institutional Class	32,244.21
	$ 1,620,164

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,460,830 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $190,277 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $235.

8. Other Information.

At the end of the period, one unaffiliated shareholder held approximately 23% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2001	2000
From net realized gain
Class A	$ 255,149	$ 349,890
Class T	2,374,810	4,699,858
Class B	1,049,741	1,507,984
Class C	359,123	451,091
Institutional Class	90,246	251,438
Total	$ 4,129,069	$ 7,260,261
In excess of net realized gain
Class A	$ -	$ 113,550
Class T	-	1,525,250
Class B	-	489,388
Class C	-	146,393
Institutional Class	-	88,523
Total	$ -	$ 2,363,104
	$ 4,129,069	$ 9,623,365

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	1,232,706	1,411,641	$ 20,118,992	$ 29,513,360
Reinvestment of distributions	13,202	21,147	240,938	437,040
Shares redeemed	(688,738)	(336,609)	(10,959,098)	(7,037,493)
Net increase (decrease)	557,170	1,096,179	$ 9,400,832	$ 22,912,907
Class T Shares sold	7,802,568	9,859,445	$ 128,662,324	$ 209,004,055
Reinvestment of distributions	124,695	288,611	2,278,167	5,985,125
Shares redeemed	(5,599,197)	(4,888,280)	(89,085,985)	(103,269,989)
Net increase (decrease)	2,328,066	5,259,776	$ 41,854,506	$ 111,719,191
Class B Shares sold	2,237,008	4,362,780	$ 36,509,825	$ 91,557,253
Reinvestment of distributions	49,786	82,416	897,137	1,694,774
Shares redeemed	(2,623,632)	(1,392,036)	(40,848,943)	(29,066,661)
Net increase (decrease)	(336,838)	3,053,160	$ (3,441,981)	$ 64,185,366
Class C Shares sold	1,370,867	1,884,572	$ 22,147,498	$ 39,472,423
Reinvestment of distributions	17,447	24,391	313,526	500,033
Shares redeemed	(891,110)	(507,817)	(14,054,047)	(10,595,220)
Net increase (decrease)	497,204	1,401,146	$ 8,406,977	$ 29,377,236
Institutional Class Shares sold	1,633,840	489,442	$ 25,422,321	$ 10,468,460
Reinvestment of distributions	3,796	14,130	70,155	294,659
Shares redeemed	(835,753)	(443,101)	(13,152,048)	(9,324,168)
Net increase (decrease)	801,883	60,471	$ 12,340,428	$ 1,438,951

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Karen M. Firestone, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

LC-ANN-0102 152983
1.539156.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Large Cap

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Independent Auditors' Report	35	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Large Cap Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® Adv Large Cap - Inst CL	-16.79%	51.70%	79.92%
S&P 500 ®	-12.22%	61.53%	94.24%
Growth Funds Average	-16.34%	48.42%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the Institutional Class' returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Large Cap - Inst CL	-16.79%	8.69%	10.69%
S&P 500	-12.22%	10.06%	12.17%
Growth Funds Average	-16.34%	7.75%	n/a*

Average annual returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund - Institutional Class on February 20, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $17,992 - a 79.92% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,424 - a 94.24% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year and five year cumulative total returns for the large-cap core funds average were -13.53% and 45.01%, respectively; and the one year and five year average annual total returns were -13.53% and 7.55%, respectively. The one year and five year cumulative total returns for the large-cap supergroup average were -16.38% and 45.45%, respectively; and the one year and five year average total returns were -16.38% and 7.53%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Karen Firestone, Portfolio Manager of Fidelity Advisor Large Cap Stock Fund

Q. How did the fund perform, Karen?

A. For the one-year period that ended November 30, 2001, the fund's Institutional Class shares returned -16.79%, trailing the Standard & Poor's 500 Index, which declined 12.22% and the growth funds average tracked by Lipper Inc., which fell 16.34%.

Q. What factors weighed on performance during the past 12 months?

A. Uncertainty ravaged riskier assets, such as growth stocks, during the period. A sluggish global economy, further weakened by the tragic events of September 11 in the U.S., combined with declining corporate profitability to induce a dramatic flight to safety by wary investors seeking stable earnings. The same technology companies that led the bull run of recent years were derailed as the market chose value investing. Although I maintained a bias toward growth during the period, my posture became increasingly more conservative. While this stance helped us somewhat versus our average growth fund peer, the fund was still a bit more aggressive overall than the S&P 500®, which took a toll on relative performance. With tech fundamentals languishing, I looked to other areas of the market with seemingly more attractive relative growth, such as health care. While some segments of health care - namely hospital management companies and generic drug makers - worked nicely during the second half of the period, large-cap pharmaceuticals underperformed. Sizable positions in some of these companies, including drug giant Merck, detracted from results despite the historic defensive quality of the companies.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What else pressured returns?

A. The continued erosion in technology was painful for us on an absolute basis. Although I shed some of the fund's tech exposure during the period, which helped, performance still suffered from maintaining positions in a handful of names that continued to trend lower with the economy. In hindsight, I should have divested these positions in the second quarter and ignored "bottom calls" from companies and economists alike saying the worst was over. With the Federal Reserve Board aggressively easing monetary policy and many companies indicating that their fundamentals were potentially bottoming, I believed we'd see some improvement from those sectors that had underperformed quite dramatically. While the market snapped back late in the period, my expectations still were too optimistic. Media stocks, particularly AOL Time Warner, felt the brunt of a protracted slowdown, as did retailers such as the Gap, which was hurt by a downtrend in consumer spending. I no longer held the Gap at the close of the period. Banks, on the other hand, despite concerns about credit quality in a deteriorating economy, outpaced the market, helped by the Fed's 10 interest-rate cuts so far this year. The fund was underexposed to this group, which hurt. The market embraced stocks with lower price-to-earnings (P/E) ratios, such as cyclicals, which commonly are seen as value names. The fund was underweighted in such traditional value sectors as industrials and materials, which also dampened results.

Q. As a large-cap growth investor, where did you turn for performance as the market rotated away from your investment style?

A. I became as conservative as I felt was appropriate, without changing my stripes. I raised the fund's exposure to more defensive market segments, such as consumer staples, that housed companies with real earnings power and that were inexpensive on a P/E basis. Tobacco stocks, such as Philip Morris, gave us a lift, as did home loan financer Fannie Mae and such cyclical tech stocks as semiconductor equipment maker LAM Research. Top holding Microsoft similarly bucked the downturn in tech, riding a strong product cycle and a favorable antitrust settlement deal with the U.S. government.

Q. What's your outlook?

A. The timing of the economic recovery is the major issue right now, particularly as it relates to technology and telecommunications, currently two of the weakest industries. Unemployment poses a big threat to the economy, as does the impact that fear and uncertainty may have on both consumer and business spending in the wake of September's terrorist attacks. The persisting anthrax scares and other wartime anxieties also are concerns. One of my challenges is to own those stocks in the more aggressive market segments where valuations are very attractive, even if the ultimate turn in fundamentals is still a couple of quarters away. I want to be sure that the fund benefits when this part of the market rebounds. In addition, I must balance the fund with stocks in many other industry groups that currently are showing strong fundamentals and are expected to outperform based on their earnings potential.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: February 20, 1996

Size: as of November 30, 2001, more than $561 million

Manager: Karen Firestone, since 1998; joined Fidelity in 1983

3

Karen Firestone discusses some of her key strategies:

"I continued to add to positions in good companies with sustainable earnings power that I felt were oversold, and where their prices have been down. These generally are companies whose P/E-to-growth rate is lower than that of the market. I've tried to take advantage of price movement during the past few months because, given the market's volatility, we've had the chance to buy stocks at huge discounts and see some gains as the market swings back in their favor and the economy recovers.

"In my opinion, fourth-quarter earnings are almost a write-off because of the weak economy and aftermath of September 11. Perhaps we'll start seeing a few pockets of strength next quarter, which hopefully will expand in early-to-mid 2002, and I've been adding positions in the names where I see this occurring. However, I do not want to pay now for earnings that may be pushed out over a year in the future. We need to remain diversified as the market moves its focus from sector to sector.

"As of the end of the period, I remained overweighted in technology because I don't want to get too defensive about the sector at this point in the cycle. I'm currently focused on companies such as Microsoft, IBM and Intel, real companies with real products selling at depressed P/E multiples, and where I have no problem with their business strategy or survivability."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.6	5.3
Pfizer, Inc.	3.6	2.7
General Electric Co.	2.9	4.0
Philip Morris Companies, Inc.	2.6	2.1
Intel Corp.	2.4	2.3
Wal-Mart Stores, Inc.	2.3	1.3
International Business Machines Corp.	2.3	1.6
Citigroup, Inc.	1.8	1.6
The Coca-Cola Co.	1.7	1.3
Exxon Mobil Corp.	1.7	2.2
	26.9
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.3	22.7
Health Care	16.6	14.7
Consumer Discretionary	15.0	15.8
Financials	12.2	14.7
Industrials	10.4	8.5
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 96.1%		Stocks 97.2%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	6.0%	** Foreign investments	7.8%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.0%
Auto Components - 0.5%
TRW, Inc.	67,300	$ 2,626,046
Automobiles - 0.2%
Ford Motor Co.	63,800	1,208,372
Hotels, Restaurants & Leisure - 1.1%
Hilton Hotels Corp.	155,500	1,539,450
McDonald's Corp.	121,000	3,247,640
Starwood Hotels & Resorts Worldwide, Inc. unit	34,600	939,044
Tricon Global Restaurants, Inc. (a)	7,440	353,028
		6,079,162
Household Durables - 1.3%
Champion Enterprises, Inc. (a)	140,980	1,701,629
Fortune Brands, Inc.	64,300	2,525,061
Sony Corp. sponsored ADR	40,800	1,946,160
Standard Pacific Corp.	56,700	1,202,040
		7,374,890
Leisure Equipment & Products - 0.7%
Eastman Kodak Co.	68,100	2,061,387
Mattel, Inc.	110,400	2,032,464
		4,093,851
Media - 5.5%
AOL Time Warner, Inc. (a)	265,336	9,260,226
Comcast Corp. Class A (special) (a)	35,600	1,352,800
EchoStar Communications Corp. Class A (a)	50,210	1,329,059
Grupo Televisa SA de CV sponsored ADR (a)	74,500	2,585,150
RTL Group	55,225	1,955,178
Television Francaise 1 SA	44,400	1,079,260
Tribune Co.	133,500	4,819,350
Viacom, Inc. Class B (non-vtg.) (a)	115,074	5,022,980
Vivendi Universal SA sponsored ADR	23,380	1,184,197
Walt Disney Co.	107,900	2,208,713
		30,796,913
Multiline Retail - 3.7%
Big Lots, Inc.	201,300	1,892,220
BJ's Wholesale Club, Inc. (a)	51,920	2,336,400
Costco Wholesale Corp. (a)	42,300	1,729,224
Dillard's, Inc. Class A	125,200	2,072,060
Wal-Mart Stores, Inc.	235,500	12,987,825
		21,017,729
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.7%
Barnes & Noble, Inc. (a)	51,500	$ 1,591,350
Best Buy Co., Inc. (a)	27,250	1,945,378
Lowe's Companies, Inc.	86,850	3,935,174
Staples, Inc. (a)	103,000	1,812,800
		9,284,702
Textiles & Apparel - 0.3%
Fossil, Inc. (a)	360	7,830
The Swatch Group AG (Reg.)	92,687	1,778,642
		1,786,472
TOTAL CONSUMER DISCRETIONARY		84,268,137
CONSUMER STAPLES - 8.8%
Beverages - 3.4%
Anheuser-Busch Companies, Inc.	98,900	4,262,590
PepsiCo, Inc.	102,700	4,994,301
The Coca-Cola Co.	207,600	9,748,896
		19,005,787
Food Products - 0.4%
Kellogg Co.	75,000	2,211,750
Household Products - 0.8%
Procter & Gamble Co.	59,400	4,601,124
Personal Products - 1.2%
Alberto-Culver Co. Class B	63,350	2,756,992
Gillette Co.	124,000	4,054,800
		6,811,792
Tobacco - 3.0%
Philip Morris Companies, Inc.	304,980	14,385,907
UST, Inc.	70,900	2,545,310
		16,931,217
TOTAL CONSUMER STAPLES		49,561,670
ENERGY - 5.8%
Energy Equipment & Services - 1.4%
Halliburton Co.	76,100	1,630,823
Nabors Industries, Inc. (a)	51,600	1,625,400
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd. (NY Shares)	61,800	$ 2,967,018
Tidewater, Inc.	56,500	1,610,250
		7,833,491
Oil & Gas - 4.4%
Amerada Hess Corp.	45,400	2,637,740
BP PLC sponsored ADR	42,900	1,894,893
ChevronTexaco Corp.	32,800	2,788,328
Conoco, Inc.	172,800	4,729,536
Devon Energy Corp.	21,800	749,702
Exxon Mobil Corp.	251,500	9,406,100
Phillips Petroleum Co.	52,600	2,926,138
		25,132,437
TOTAL ENERGY		32,965,928
FINANCIALS - 12.2%
Banks - 3.1%
Bank of America Corp.	89,800	5,511,924
Bank One Corp.	22,300	834,912
FleetBoston Financial Corp.	81,846	3,007,841
Golden State Bancorp, Inc.	28,200	701,334
Mercantile Bankshares Corp.	27,300	1,130,493
Oversea-Chinese Banking Corp. Ltd.	87,000	508,272
PNC Financial Services Group, Inc.	23,100	1,338,645
Wachovia Corp.	8,200	253,790
Washington Mutual, Inc.	30,150	943,092
Wells Fargo & Co.	77,300	3,308,440
		17,538,743
Diversified Financials - 7.3%
American Express Co.	155,190	5,107,303
Charles Schwab Corp.	182,900	2,626,444
Citigroup, Inc.	208,366	9,980,731
Credit Saison Co. Ltd.	48,800	1,067,704
Fannie Mae	117,870	9,264,582
Freddie Mac	63,600	4,208,412
JAFCO Co. Ltd.	11,300	825,031
Merrill Lynch & Co., Inc.	69,100	3,461,219
Morgan Stanley Dean Witter & Co.	62,400	3,463,200
Nikko Cordial Corp.	256,000	1,348,406
		41,353,032
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 1.8%
AFLAC, Inc.	49,500	$ 1,356,300
American International Group, Inc.	91,587	7,546,769
Hartford Financial Services Group, Inc.	17,800	1,053,760
		9,956,829
TOTAL FINANCIALS		68,848,604
HEALTH CARE - 16.6%
Biotechnology - 3.8%
Alkermes, Inc. (a)	74,700	1,821,186
Amgen, Inc. (a)	94,200	6,257,706
Cell Therapeutics, Inc. (a)	68,000	1,860,480
Cephalon, Inc. (a)	29,200	2,124,008
Human Genome Sciences, Inc. (a)	54,850	2,331,674
Ilex Oncology, Inc. (a)	60,600	1,584,690
Millennium Pharmaceuticals, Inc. (a)	82,100	2,798,789
Protein Design Labs, Inc. (a)	65,700	2,476,233
		21,254,766
Health Care Equipment & Supplies - 1.8%
Becton, Dickinson & Co.	50,700	1,717,209
Boston Scientific Corp. (a)	43,600	1,159,760
Medtronic, Inc.	104,000	4,917,120
Stryker Corp.	38,400	2,108,544
		9,902,633
Health Care Providers & Services - 0.7%
Service Corp. International (SCI) (a)	165,600	972,072
Trigon Healthcare, Inc. (a)	51,200	3,310,080
		4,282,152
Pharmaceuticals - 10.3%
Abbott Laboratories	82,800	4,554,000
Allergan, Inc.	48,600	3,668,814
American Home Products Corp.	83,900	5,042,390
Bristol-Myers Squibb Co.	59,360	3,191,194
Elan Corp. PLC sponsored ADR (a)	56,300	2,489,586
Forest Laboratories, Inc. (a)	25,700	1,819,560
ImClone Systems, Inc. (a)	10,921	786,312
Johnson & Johnson	50,180	2,922,985
Merck & Co., Inc.	125,230	8,484,333
Mylan Laboratories, Inc.	29,000	999,920
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
NPS Pharmaceuticals, Inc. (a)	41,200	$ 1,584,140
Pfizer, Inc.	472,450	20,461,810
Watson Pharmaceuticals, Inc. (a)	55,690	1,666,802
		57,671,846
TOTAL HEALTH CARE		93,111,397
INDUSTRIALS - 10.4%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	134,400	4,454,016
Northrop Grumman Corp.	15,100	1,417,588
United Technologies Corp.	46,100	2,775,220
		8,646,824
Airlines - 0.5%
AMR Corp. (a)	83,600	1,785,696
Southwest Airlines Co.	59,600	1,117,500
		2,903,196
Building Products - 0.5%
American Standard Companies, Inc. (a)	41,600	2,641,600
Commercial Services & Supplies - 0.1%
Paychex, Inc.	19,300	675,693
Construction & Engineering - 0.3%
Fluor Corp.	39,400	1,491,290
Electrical Equipment - 0.5%
Emerson Electric Co.	53,200	2,875,992
Industrial Conglomerates - 4.1%
General Electric Co.	425,400	16,377,900
Minnesota Mining & Manufacturing Co.	29,100	3,334,278
Textron, Inc.	83,200	3,298,880
		23,011,058
Machinery - 1.4%
Deere & Co.	25,720	1,028,543
Graco, Inc.	64,500	2,244,600
Illinois Tool Works, Inc.	50,200	3,079,770
Ingersoll-Rand Co.	39,500	1,654,655
		8,007,568
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 1.4%
Canadian National Railway Co.	69,900	$ 3,121,924
Union Pacific Corp.	89,100	4,904,955
		8,026,879
TOTAL INDUSTRIALS		58,280,100
INFORMATION TECHNOLOGY - 21.3%
Communications Equipment - 2.6%
Brocade Communications System, Inc. (a)	42,300	1,387,440
CIENA Corp. (a)	46,795	830,611
Cisco Systems, Inc. (a)	290,968	5,947,386
Crown Castle International Corp. (a)	96,400	1,049,796
Lucent Technologies, Inc.	187,060	1,369,279
QUALCOMM, Inc. (a)	35,800	2,102,176
Scientific-Atlanta, Inc.	49,900	1,341,811
UTStarcom, Inc. (a)	30,900	739,746
		14,768,245
Computers & Peripherals - 4.3%
Dell Computer Corp. (a)	210,100	5,868,093
EMC Corp. (a)	157,840	2,650,134
International Business Machines Corp.	111,700	12,911,403
Sun Microsystems, Inc. (a)	177,208	2,523,442
		23,953,072
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	69,100	1,884,357
Anritsu Corp.	47,000	474,551
Flextronics International Ltd. (a)	33,000	825,000
Kyocera Corp.	10,900	814,375
		3,998,283
Semiconductor Equipment & Products - 6.7%
Altera Corp. (a)	55,100	1,254,076
Analog Devices, Inc. (a)	39,600	1,683,000
Applied Materials, Inc. (a)	40,900	1,625,366
Applied Micro Circuits Corp. (a)	8,200	111,766
ASML Holding NV (NY Shares) (a)	75,800	1,319,678
Chartered Semiconductor Manufacturing Ltd. ADR (a)	65,200	1,421,360
Integrated Circuit Systems, Inc. (a)	46,800	876,143
Integrated Device Technology, Inc. (a)	61,200	1,804,176
Intel Corp.	413,200	13,495,112
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
International Rectifier Corp. (a)	57,600	$ 1,927,296
LAM Research Corp. (a)	54,500	1,194,640
LTX Corp. (a)	106,200	2,260,998
Marvell Technology Group Ltd. (a)	41,200	1,299,448
Micrel, Inc. (a)	45,400	1,328,404
Micron Technology, Inc. (a)	91,900	2,496,004
Samsung Electronics Co. Ltd. unit	9,700	923,828
Texas Instruments, Inc.	61,400	1,967,870
Tokyo Electron Ltd.	12,800	678,352
		37,667,517
Software - 7.0%
Adobe Systems, Inc.	23,300	747,464
BEA Systems, Inc. (a)	66,000	1,108,140
Cadence Design Systems, Inc. (a)	89,900	2,144,115
Microsoft Corp. (a)	490,600	31,501,421
Oracle Corp. (a)	186,200	2,612,386
PeopleSoft, Inc. (a)	29,400	1,026,354
		39,139,880
TOTAL INFORMATION TECHNOLOGY		119,526,997
MATERIALS - 1.8%
Chemicals - 0.6%
Engelhard Corp.	30,900	863,655
PPG Industries, Inc.	44,180	2,375,559
		3,239,214
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	41,700	1,772,250
Paper & Forest Products - 0.9%
Bowater, Inc.	31,560	1,517,720
Georgia-Pacific Group	106,900	3,427,214
		4,944,934
TOTAL MATERIALS		9,956,398
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.4%
AT&T Corp.	302,000	5,281,980
BellSouth Corp.	60,900	2,344,650
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.	125,800	$ 4,702,404
Verizon Communications, Inc.	146,300	6,876,100
		19,205,134
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	128,640	1,132,032
Vodafone Group PLC sponsored ADR	87,300	2,212,182
		3,344,214
TOTAL TELECOMMUNICATION SERVICES		22,549,348
UTILITIES - 0.2%
Electric Utilities - 0.2%
Entergy Corp.	29,500	1,088,550
TOTAL COMMON STOCKS (Cost $529,690,668)		540,157,129
Money Market Funds - 4.6%

Fidelity Cash Central Fund, 2.23% (b)	25,502,849	25,502,849
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	20,800	20,800
TOTAL MONEY MARKET FUNDS (Cost $25,523,649)		25,523,649
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $555,214,317)		565,680,778
NET OTHER ASSETS - (0.7)%		(3,839,103)
NET ASSETS - 100%		$ 561,841,675
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $754,275,618 and $684,197,477, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $59,138 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $564,905,513. Net unrealized appreciation aggregated $775,265, of which $51,918,178 related to appreciated investment securities and $51,142,913 related to depreciated investment securities.

The fund hereby designates approximately $4,130,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001, the fund had a capital loss carryforward of approximately $104,833,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $20,260) (cost $555,214,317) - See accompanying schedule		$ 565,680,778
Cash		71,500
Receivable for investments sold		10,315,556
Receivable for fund shares sold		1,088,277
Dividends receivable		672,787
Interest receivable		58,309
Other receivables		302
Total assets		577,887,509
Liabilities
Payable for investments purchased	$ 14,059,956
Payable for fund shares redeemed	1,213,506
Accrued management fee	267,275
Distribution fees payable	284,181
Other payables and accrued expenses	200,116
Collateral on securities loaned, at value	20,800
Total liabilities		16,045,834
Net Assets		$ 561,841,675
Net Assets consist of:
Paid in capital		$ 671,032,595
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(119,657,920)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,467,000
Net Assets		$ 561,841,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($39,363,797 ÷ 2,627,250 shares)	$14.98
Maximum offering price per share (100/94.25 of $14.98)	$15.89
Class T: Net Asset Value and redemption price per share ($325,846,451 ÷ 21,770,102 shares)	$14.97
Maximum offering price per share (100/96.50 of $14.97)	$15.51
Class B: Net Asset Value and offering price per share ($122,920,219 ÷ 8,372,305 shares) A	$14.68
Class C: Net Asset Value and offering price per share ($50,215,885 ÷ 3,429,800 shares) A	$14.64
Institutional Class: Net Asset Value, offering price and redemption price per share ($23,495,323 ÷ 1,544,010 shares)	$15.22

A Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Dividends		$ 5,895,710
Interest		1,460,843
Security lending		47,283
Total income		7,403,836
Expenses
Management fee	$ 3,397,869
Transfer agent fees	1,620,164
Distribution fees	3,722,144
Accounting and security lending fees	201,709
Non-interested trustees' compensation	2,091
Custodian fees and expenses	46,549
Registration fees	55,283
Audit	34,354
Legal	3,491
Miscellaneous	67,858
Total expenses before reductions	9,151,512
Expense reductions	(190,512)	8,961,000
Net investment income (loss)		(1,557,164)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(109,125,295)
Foreign currency transactions	17,118	(109,108,177)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(6,418,628)
Assets and liabilities in foreign currencies	1,313	(6,417,315)
Net gain (loss)		(115,525,492)
Net increase (decrease) in net assets resulting from operations		$ (117,082,656)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (1,557,164)	$ (3,647,639)
Net realized gain (loss)	(109,108,177)	(3,102,679)
Change in net unrealized appreciation (depreciation)	(6,417,315)	(61,300,621)
Net increase (decrease) in net assets resulting from operations	(117,082,656)	(68,050,939)
Distributions to shareholders From net realized gain	(4,129,069)	(7,260,261)
In excess of net realized gain	-	(2,363,104)
Total distributions	(4,129,069)	(9,623,365)
Share transactions - net increase (decrease)	68,560,762	229,633,651
Total increase (decrease) in net assets	(52,650,963)	151,959,347
Net Assets
Beginning of period	614,492,638	462,533,291
End of period	$ 561,841,675	$ 614,492,638

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 18.19	$ 20.13	$ 16.62	$ 13.96	$ 11.83
Income from Investment Operations
Net investment income (loss) C	.01	(.05)	(.03)	(.05)	(.04)
Net realized and unrealized gain (loss)	(3.10)	(1.43)	4.59	3.54	2.25
Total from investment operations	(3.09)	(1.48)	4.56	3.49	2.21
Less Distributions
From net realized gain	(.12)	(.35)	(1.05)	(.83)	(.08)
In excess of net realized gain	-	(.11)	-	-	-
Total distributions	(.12)	(.46)	(1.05)	(.83)	(.08)
Net asset value, end of period	$ 14.98	$ 18.19	$ 20.13	$ 16.62	$ 13.96
Total Return A, B	(17.11)%	(7.62)%	28.93%	26.69%	18.82%
Ratios to Average Net Assets D
Expenses before expense reductions	1.23%	1.17%	1.24%	1.46%	3.13%
Expenses net of voluntary waivers, if any	1.23%	1.17%	1.24%	1.46%	1.75%
Expenses net of all reductions	1.20%	1.16%	1.23%	1.44%	1.72%
Net investment income (loss)	.06%	(.24)%	(.17)%	(.31)%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,364	$ 37,656	$ 19,600	$ 4,254	$ 2,330
Portfolio turnover rate	121%	92%	91%	141%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 18.22	$ 20.16	$ 16.67	$ 13.98	$ 11.82
Income from Investment Operations
Net investment loss C	(.02)	(.09)	(.07)	(.05)	(.02)
Net realized and unrealized gain (loss)	(3.11)	(1.42)	4.61	3.56	2.24
Total from investment operations	(3.13)	(1.51)	4.54	3.51	2.22
Less Distributions
From net realized gain	(.12)	(.32)	(1.05)	(.82)	(.06)
In excess of net realized gain	-	(.11)	-	-	-
Total distributions	(.12)	(.43)	(1.05)	(.82)	(.06)
Net asset value, end of period	$ 14.97	$ 18.22	$ 20.16	$ 16.67	$ 13.98
Total Return A, B	(17.30)%	(7.75)%	28.71%	26.77%	18.89%
Ratios to Average Net Assets D
Expenses before expense reductions	1.39%	1.36%	1.44%	1.46%	1.62%
Expenses net of voluntary waivers, if any	1.39%	1.36%	1.44%	1.46%	1.62%
Expenses net of all reductions	1.36%	1.34%	1.42%	1.44%	1.60%
Net investment loss	(.10)%	(.42)%	(.36)%	(.31)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 325,846	$ 354,141	$ 285,939	$ 81,455	$ 42,753
Portfolio turnover rate	121%	92%	91%	141%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.97	$ 19.92	$ 16.50	$ 13.85	$ 11.77
Income from Investment Operations
Net investment loss C	(.11)	(.20)	(.16)	(.13)	(.09)
Net realized and unrealized gain (loss)	(3.06)	(1.40)	4.56	3.54	2.22
Total from investment operations	(3.17)	(1.60)	4.40	3.41	2.13
Less Distributions
From net realized gain	(.12)	(.26)	(.98)	(.76)	(.05)
In excess of net realized gain	-	(.09)	-	-	-
Total distributions	(.12)	(.35)	(.98)	(.76)	(.05)
Net asset value, end of period	$ 14.68	$ 17.97	$ 19.92	$ 16.50	$ 13.85
Total Return A, B	(17.76)%	(8.25)%	28.02%	26.15%	18.18%
Ratios to Average Net Assets D
Expenses before expense reductions	1.98%	1.90%	1.96%	2.00%	2.16%
Expenses net of voluntary waivers, if any	1.98%	1.90%	1.96%	2.00%	2.16%
Expenses net of all reductions	1.94%	1.89%	1.95%	1.98%	2.14%
Net investment loss	(.69)%	(.97)%	(.89)%	(.85)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,920	$ 156,488	$ 112,671	$ 37,229	$ 20,926
Portfolio turnover rate	121%	92%	91%	141%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.92	$ 19.89	$ 16.54	$ 13.98	$ 13.97
Income from Investment Operations
Net investment loss C	(.10)	(.20)	(.16)	(.21)	(.01)
Net realized and unrealized gain (loss)	(3.06)	(1.39)	4.54	3.59	.02
Total from investment operations	(3.16)	(1.59)	4.38	3.38	.01
Less Distributions
From net realized gain	(.12)	(.29)	(1.03)	(.82)	-
In excess of net realized gain	-	(.09)	-	-	-
Total distributions	(.12)	(.38)	(1.03)	(.82)	-
Net asset value, end of period	$ 14.64	$ 17.92	$ 19.89	$ 16.54	$ 13.98
Total Return A, B, G	(17.76)%	(8.23)%	27.90%	25.79%	.07%
Ratios to Average Net Assets D
Expenses before expense reductions	1.95%	1.90%	1.97%	2.80%	390.66% F
Expenses net of voluntary waivers, if any	1.95%	1.90%	1.97%	2.50%	2.50% F
Expenses net of all reductions	1.91%	1.88%	1.96%	2.48%	2.35% F
Net investment loss	(.65)%	(.96)%	(.90)%	(1.40)%	(.62)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,216	$ 52,542	$ 30,468	$ 4,393	$ 41
Portfolio turnover rate	121%	92%	91%	141%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

F Annualized

G Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 18.41	$ 20.33	$ 16.77	$ 14.05	$ 11.86
Income from Investment Operations
Net investment income B	.07	.02	.03	.03	.04 D
Net realized and unrealized gain (loss)	(3.14)	(1.45)	4.63	3.56	2.24
Total from investment operations	(3.07)	(1.43)	4.66	3.59	2.28
Less Distributions
From net realized gain	(.12)	(.36)	(1.10)	(.87)	(.09)
In excess of net realized gain	-	(.13)	-	-	-
Total distributions	(.12)	(.49)	(1.10)	(.87)	(.09)
Net asset value, end of period	$ 15.22	$ 18.41	$ 20.33	$ 16.77	$ 14.05
Total Return A	(16.79)%	(7.31)%	29.37%	27.35%	19.39%
Ratios to Average Net Assets C
Expenses before expense reductions	.85%	.82%	.91%	.99%	1.15%
Expenses net of voluntary waivers, if any	.85%	.82%	.91%	.99%	1.15%
Expenses net of all reductions	.82%	.81%	.90%	.97%	1.12%
Net investment income	.44%	.11%	.16%	.18%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,495	$ 13,665	$ 13,856	$ 8,742	$ 6,560
Portfolio turnover rate	121%	92%	91%	141%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D During the period, a significant shareholder redemption caused an unusually high level of investment income per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 96,142	$ 348
Class T	.25%	.25%	1,706,776	4,151
Class B	.75%	.25%	1,404,008	1,053,313
Class C	.75%	.25%	515,218	183,311
			$ 3,722,144	$ 1,241,123

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 186,091	$ 58,198
Class T	222,406	43,877
Class B	377,325	377,325 *
Class C	17,100	17,100 *
	$ 802,922	$ 496,500

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 127,946.33
Class T	841,771.25
Class B	463,654.33
Class C	154,549.30
Institutional Class	32,244.21
	$ 1,620,164

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,460,830 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $190,277 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $235.

8. Other Information.

At the end of the period, one unaffiliated shareholder held approximately 23% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2001	2000
From net realized gain
Class A	$ 255,149	$ 349,890
Class T	2,374,810	4,699,858
Class B	1,049,741	1,507,984
Class C	359,123	451,091
Institutional Class	90,246	251,438
Total	$ 4,129,069	$ 7,260,261
In excess of net realized gain
Class A	$ -	$ 113,550
Class T	-	1,525,250
Class B	-	489,388
Class C	-	146,393
Institutional Class	-	88,523
Total	$ -	$ 2,363,104
	$ 4,129,069	$ 9,623,365

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	1,232,706	1,411,641	$ 20,118,992	$ 29,513,360
Reinvestment of distributions	13,202	21,147	240,938	437,040
Shares redeemed	(688,738)	(336,609)	(10,959,098)	(7,037,493)
Net increase (decrease)	557,170	1,096,179	$ 9,400,832	$ 22,912,907
Class T Shares sold	7,802,568	9,859,445	$ 128,662,324	$ 209,004,055
Reinvestment of distributions	124,695	288,611	2,278,167	5,985,125
Shares redeemed	(5,599,197)	(4,888,280)	(89,085,985)	(103,269,989)
Net increase (decrease)	2,328,066	5,259,776	$ 41,854,506	$ 111,719,191
Class B Shares sold	2,237,008	4,362,780	$ 36,509,825	$ 91,557,253
Reinvestment of distributions	49,786	82,416	897,137	1,694,774
Shares redeemed	(2,623,632)	(1,392,036)	(40,848,943)	(29,066,661)
Net increase (decrease)	(336,838)	3,053,160	$ (3,441,981)	$ 64,185,366
Class C Shares sold	1,370,867	1,884,572	$ 22,147,498	$ 39,472,423
Reinvestment of distributions	17,447	24,391	313,526	500,033
Shares redeemed	(891,110)	(507,817)	(14,054,047)	(10,595,220)
Net increase (decrease)	497,204	1,401,146	$ 8,406,977	$ 29,377,236
Institutional Class Shares sold	1,633,840	489,442	$ 25,422,321	$ 10,468,460
Reinvestment of distributions	3,796	14,130	70,155	294,659
Shares redeemed	(835,753)	(443,101)	(13,152,048)	(9,324,168)
Net increase (decrease)	801,883	60,471	$ 12,340,428	$ 1,438,951
Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Karen M. Firestone, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

LCI-ANN-0102 152984
1.539157.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Mid Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the last six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	33	Notes to the financial statements.
Independent Auditors' Report	41	The auditors' opinion.
Distributions	42

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Mid Cap Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® Adv Mid Cap - CL A	-11.73%	115.10%	151.67%
Fidelity Adv Mid Cap - CL A (incl. 5.75% sales charge)	-16.81%	102.73%	137.20%
S&P® MidCap 400	1.74%	100.93%	130.87%
Mid-Cap Funds Average	-10.36%	57.74%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 567 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® Adv Mid Cap - CL A	-11.73%	16.55%	17.31%
Fidelity Adv Mid Cap - CL A (incl. 5.75% sales charge)	-16.81%	15.18%	16.11%
S&P MidCap 400	1.74%	14.98%	15.57%
Mid-Cap Funds Average	-10.36%	9.02%	n/a*

Average annual returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Mid Cap Fund - Class A on February 20, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $23,720 - a 137.20% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,087 - a 130.87% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charge) of mutual funds with similar capitalization. As of November 30, 2001, the one year and five year cumulative total returns for the multi-cap core funds average were -9.84% and 56.79%, respectively; and the one year and five year average annual total returns were -9.84% and 8.97%, respectively. The one year and five year cumulative total returns for the multi-cap supergroup average were -11.41% and 55.32%, respectively; and the one year and five year average annual total returns were -11.41% and 8.78%, respectively.

Annual Report

Fidelity Advisor Mid Cap Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Mid Cap - CL T	-11.86%	113.82%	150.16%
Fidelity Adv Mid Cap - CL T (incl. 3.50% sales charge)	-14.95%	106.33%	141.41%
S&P MidCap 400	1.74%	100.93%	130.87%
Mid-Cap Funds Average	-10.36%	57.74%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 567 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Mid Cap - CL T	-11.86%	16.41%	17.19%
Fidelity Adv Mid Cap - CL T (incl. 3.50% sales charge)	-14.95%	15.59%	16.47%
S&P MidCap 400	1.74%	14.98%	15.57%
Mid-Cap Funds Average	-10.36%	9.02%	n/a*

Average annual returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $24,141 - a 141.41% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,087 - a 130.87% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year and five year cumulative total returns for the multi-cap core funds average were -9.84% and 56.79%, respectively; and the one year and five year average annual total returns were -9.84% and 8.97%, respectively. The one year and five year cumulative total returns for the multi-cap supergroup average were -11.41% and 55.32%, respectively; and the one year and five year average annual total returns were -11.41% and 8.78%, respectively.

Annual Report

Fidelity Advisor Mid Cap Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 1%, respectively.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Mid Cap - CL B	-12.41%	108.17%	141.68%
Fidelity Adv Mid Cap - CL B (incl. contingent deferred sales charge)	-16.41%	106.17%	140.68%
S&P MidCap 400	1.74%	100.93%	130.87%
Mid-Cap Funds Average	-10.36%	57.74%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 567 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Mid Cap - CL B	-12.41%	15.79%	16.49%
Fidelity Adv Mid Cap - CL B (incl. contingent deferred sales charge)	-16.41%	15.57%	16.41%
S&P MidCap 400	1.74%	14.98%	15.57%
Mid-Cap Funds Average	-10.36%	9.02%	n/a*

Average annual returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class B on February 20, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $24,068 - a 140.68% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,087 - a 130.87% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year and five year cumulative total returns for the multi-cap core funds average were -9.84% and 56.79%, respectively; and the one year and five year average annual total returns were -9.84% and 8.97%, respectively. The one year and five year cumulative total returns for the multi-cap supergroup average were -11.41% and 55.32%, respectively; and the one year and five year average annual total returns were -11.41% and 8.78%, respectively.

Annual Report

Fidelity Advisor Mid Cap Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Mid Cap - CL C	-12.37%	107.60%	141.02%
Fidelity Adv Mid Cap - CL C (incl. contingent deferred sales charge)	-13.17%	107.60%	141.02%
S&P MidCap 400	1.74%	100.93%	130.87%
Mid-Cap Funds Average	-10.36%	57.74%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 567 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Mid Cap - CL C	-12.37%	15.73%	16.44%
Fidelity Adv Mid Cap - CL C (incl. contingent deferred sales charge)	-13.17%	15.73%	16.44%
S&P MidCap 400	1.74%	14.98%	15.57%
Mid-Cap Funds Average	-10.36%	9.02%	n/a*

Average annual returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class C on February 20, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $24,102 - a 141.02% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,087 - a 130.87% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year and five year cumulative total returns for the multi-cap core funds average were -9.84% and 56.79%, respectively; and the one year and five year average annual total returns were -9.84% and 8.97%, respectively. The one year and five year cumulative total returns for the multi-cap supergroup average were -11.41% and 55.32%, respectively; and the one year and five year average annual total returns were -11.41% and 8.78%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
Note to shareholders: Peter Saperstone became Portfolio Manager of Fidelity Advisor Mid Cap Fund on June 13, 2001.

Q. How did the fund perform, Peter?

A. For the 12 months that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned -11.73%, -11.86%, -12.41% and -12.37%, respectively. During the same period, the Standard & Poor's MidCap 400 Index returned 1.74% and the mid-cap funds average, as measured by Lipper Inc., returned -10.36%.

Q. Why did the fund lag both its index and Lipper average during the past year?

A. Sector positioning was to blame during the first half of the period, while stock selection hurt us in the second half. The fund was postured very defensively up until June, focusing largely on conservative stocks and holding an above-average weighting in cash. While the fund's former manager correctly emphasized safe financials such as home loan financer Freddie Mac, which performed quite well despite the slowing economy, the fund lost ground to the index and peer group for being dramatically underweighted in technology stocks during the second quarter when they rallied strongly. That performance gap widened slightly after I took over the fund in June, but almost all of the additional underperformance occurred in the days following the tragic events of September 11. We lost the most ground due to our airline exposure, which I had increased during the period. Fund holdings Continental Airlines, AMR - the parent company of American Airlines - and Northwest Airlines each suffered precipitous declines the first trading day following the attacks. I proceeded to upgrade the quality of our airline stocks after September 11, adding such regional carriers as Atlantic Coast Airlines and SkyWest, which performed nicely for us late in the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What can you tell us about some of the other moves you made?

A. I significantly reduced the fund's cash position in an effort to become more fully invested. Also, to better suit my investment strategy, I increased the concentration of the portfolio - reducing the total number of stocks in the portfolio from around 315 to about 135 by the end of the period. In a further move, I invested more heavily in mid caps - a universe of over 3,000 stocks - that I felt housed the best opportunities in the marketplace. As a bottom-up investor, I tend not to make conscious sector bets, and instead focus my efforts on individual security selection. That said, a few themes did emerge naturally as a result of my work on an individual stock level. Given my expectation that a rebound in the economy might turn out to be less than many investors expected, I was drawn to companies with good earnings growth and attractive valuations in industries where there's limited supply growth and stock prices that haven't risen in anticipation of a significant revival in demand. Airlines are a good example of where the fund assumed a positive stance, as were specialty retailers within consumer cyclicals, as well as health care and consumer staples. On the flip side, I generally avoided areas where there was overcapacity, such as technology, telecommunications and finance.

Q. Other than airlines, what groups had the most influence on performance?

A. Despite our underexposure to technology during the year, which helped overall, poor stock picking hamstringed us. A handful of small out-of-benchmark positions, including enterprise and supply chain software company J.D. Edwards, did much of the damage. Security selection also hurt us in the consumer discretionary sector, particularly media and consumer staples stocks. Top-10 holdings cable-TV provider Adelphia Communications and drug store retailer Rite Aid failed to perform for us, as risk-averse investors shunned highly leveraged firms. Finally, underweighting banks hurt during a period of falling interest rates. On the plus side, I found some quality gaming stocks with real earnings power that came at attractive valuations, and I added to positions following 9/11. Casino giant Harrah's was a solid contributor from this space. Specialty retailers such as Office Depot also produced strong results, as did health care services stocks less affected by the economy, namely HealthSouth.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. I still don't believe we're headed for either a deep depression or a booming recovery. While it's likely we'll see some modest economic improvement moving into 2002, it could be slow in coming. Given that backdrop, I think the companies that should do well are those with good earnings growth and decent valuations. So, I'll continue to toe the line between offense and defense, trying to find good companies on either side whose prospects are not fully appreciated by the market. Lately, I've found what I'm looking for in several areas of health care, consumer cyclicals, homebuilders and selectively in telecom.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with medium-sized capitalizations

Start date: February 20, 1996

Size: as of November 30, 2001, more than $2.5 billion

Manager: Peter Saperstone, since June 2001; joined Fidelity in 1995

3

Peter Saperstone on his investment approach:

"My focus is neither extreme growth nor value, but instead more of a blend with a value bias. I use a bottom-up fundamental research process to build a portfolio, avoiding making any major top-down sector calls. My first step is to analyze a company's fundamentals, which I do with the help of Fidelity's deep bench of research analysts. I'm especially interested in owning quality companies with strong sales growth, cash flow and earnings growth.

"In each of the market sectors, I generally try to find the best companies with the lowest downside earnings potential. On top of that, I look for companies with improving earnings outlooks that have yet to be recognized by the market. I'll use a variety of tools to try and figure out the value of a company and, based upon where the stock is trading at the time, determine whether it's a buy or a sell. In general, I tend to own a more concentrated portfolio with fewer names. My rationale for this approach is simple. If I like the story, I'll own more of it. I'd rather own a 2% stake of the fund in a company I understand a lot and have great conviction in, rather than a larger number of small positions in companies I know less about."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Citizens Communications Co.	4.1	0.1
HealthSouth Corp.	4.0	0.2
Adelphia Communications Corp. Class A	3.6	0.0
Harrah's Entertainment, Inc.	2.5	0.0
JCPenney Co., Inc.	2.4	0.0
McKesson Corp.	2.3	0.2
Massey Energy Corp.	1.9	0.0
Foot Locker, Inc.	1.8	0.0
Georgia-Pacific Group	1.5	0.3
Rite Aid Corp.	1.4	0.2
	25.5
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.9	5.1
Health Care	18.9	13.5
Industrials	8.9	7.0
Energy	8.8	4.6
Information Technology	8.0	4.6
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 97.2%		Stocks 81.7%
	Bonds 0.0%		Bonds 3.5%
	Convertible Securities 0.7%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 14.8%
* Foreign investments	3.3%	** Foreign investments	7.2%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 25.9%
Auto Components - 0.2%
American Axle & Manufacturing Holdings, Inc. (a)	274,900	$ 5,347
Hotels, Restaurants & Leisure - 7.9%
Applebee's International, Inc.	391,700	13,059
Brinker International, Inc. (a)	740,900	20,745
CEC Entertainment, Inc. (a)	362,100	13,470
Harrah's Entertainment, Inc. (a)	2,036,780	65,645
International Game Technology (a)	509,800	31,603
Jack in the Box, Inc. (a)	887,870	22,978
Wendy's International, Inc.	859,400	24,433
WMS Industries, Inc. (a)	611,100	12,625
		204,558
Household Durables - 1.3%
Beazer Homes USA, Inc. (a)	170,200	11,403
Black & Decker Corp.	350,692	12,990
Furniture Brands International, Inc. (a)	276,700	7,263
Maytag Corp.	98,600	2,852
		34,508
Media - 6.3%
Adelphia Communications Corp. Class A (a)	3,723,600	93,500
EchoStar Communications Corp. Class A (a)	1,076,100	28,484
Lamar Advertising Co. Class A (a)	588,200	21,793
Radio One, Inc.:
Class A (a)	419,800	6,759
Class D (non-vtg.) (a)	750,300	11,832
		162,368
Multiline Retail - 3.7%
Big Lots, Inc.	241,300	2,268
BJ's Wholesale Club, Inc. (a)	605,200	27,234
Dillard's, Inc. Class A	191,200	3,164
JCPenney Co., Inc.	2,505,400	63,487
		96,153
Specialty Retail - 4.8%
Abercrombie & Fitch Co. Class A (a)	870,500	20,892
Barnes & Noble, Inc. (a)	641,800	19,832
Borders Group, Inc. (a)	584,700	11,255
CDW Computer Centers, Inc. (a)	150,000	8,192
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Circuit City Stores, Inc. - CarMax Group (a)	939,400	$ 18,741
Foot Locker, Inc. (a)	2,841,900	45,868
		124,780
Textiles & Apparel - 1.7%
Liz Claiborne, Inc.	298,600	14,924
NIKE, Inc. Class B	563,100	29,839
		44,763
TOTAL CONSUMER DISCRETIONARY		672,477
CONSUMER STAPLES - 6.6%
Beverages - 1.1%
Pepsi Bottling Group, Inc.	612,200	27,212
Food & Drug Retailing - 2.6%
CVS Corp.	476,500	12,842
Performance Food Group Co. (a)	512,300	17,418
Rite Aid Corp. (a)	7,951,050	37,290
		67,550
Food Products - 1.5%
Hormel Foods Corp.	434,200	10,872
McCormick & Co., Inc. (non-vtg.)	484,700	20,842
Suiza Foods Corp. (a)	120,300	7,243
		38,957
Tobacco - 1.4%
Philip Morris Companies, Inc.	769,100	36,278
TOTAL CONSUMER STAPLES		169,997
ENERGY - 8.8%
Energy Equipment & Services - 8.8%
BJ Services Co. (a)	826,900	23,037
Cooper Cameron Corp. (a)	552,500	20,244
Diamond Offshore Drilling, Inc.	518,900	14,374
ENSCO International, Inc.	790,900	15,913
GlobalSantaFe Corp.	1,164,577	28,183
Helmerich & Payne, Inc.	474,600	13,369
Nabors Industries, Inc. (a)	463,400	14,597
National-Oilwell, Inc. (a)	990,200	16,576
Pride International, Inc. (a)	1,435,300	18,372
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc. (a)	282,700	$ 12,795
Tidewater, Inc.	785,900	22,398
Weatherford International, Inc. (a)	871,700	29,176
		229,034
FINANCIALS - 7.3%
Banks - 4.9%
City National Corp.	446,500	19,445
Commerce Bancorp, Inc., New Jersey	94,086	7,033
First Virginia Banks, Inc.	210,300	10,040
Hibernia Corp. Class A	1,764	29
Investors Financial Services Corp.	99,600	6,576
Mercantile Bankshares Corp.	233,840	9,683
North Fork Bancorp, Inc.	704,300	21,333
Pacific Century Financial Corp.	544,200	13,714
Silicon Valley Bancshares (a)	625,800	15,789
TCF Financial Corp.	243,400	11,184
Zions Bancorp	253,200	12,224
		127,050
Diversified Financials - 1.3%
Charles Schwab Corp.	731,700	10,507
SEI Investments Co.	317,200	12,847
TeraBeam Labs Investors LLC (c)	4,400	0
Waddell & Reed Financial, Inc. Class A	339,800	9,178
		32,532
Insurance - 1.1%
ACE Ltd.	183,900	7,007
Markel Corp. (a)	84,260	15,442
Protective Life Corp.	219,600	6,175
		28,624
TOTAL FINANCIALS		188,206
HEALTH CARE - 18.9%
Biotechnology - 4.2%
Genzyme Corp. - General Division (a)	478,154	26,117
Gilead Sciences, Inc. (a)	371,440	26,822
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
IDEC Pharmaceuticals Corp. (a)	464,880	$ 32,681
Millennium Pharmaceuticals, Inc. (a)	689,374	23,501
		109,121
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)	491,000	13,061
St. Jude Medical, Inc. (a)	190,200	14,170
Sybron Dental Specialties, Inc. (a)	281,300	5,401
		32,632
Health Care Providers & Services - 10.3%
AdvancePCS Class A (a)	1,210,740	33,525
Caremark Rx, Inc. (a)	1,788,150	26,822
First Health Group Corp. (a)	291,200	7,003
Gentiva Health Services, Inc. (a)	974,000	19,899
Health Management Associates, Inc. Class A (a)	572,700	11,173
HealthSouth Corp. (a)	6,952,300	102,338
McKesson Corp.	1,630,830	60,781
Omnicare, Inc.	297,100	6,352
		267,893
Pharmaceuticals - 3.1%
Barr Laboratories, Inc. (a)	185,000	13,514
ImClone Systems, Inc. (a)	189,816	13,667
IVAX Corp. (a)	738,775	15,219
Mylan Laboratories, Inc.	477,700	16,471
Teva Pharmaceutical Industries Ltd. sponsored ADR	376,500	22,025
		80,896
TOTAL HEALTH CARE		490,542
INDUSTRIALS - 8.9%
Airlines - 2.7%
Alaska Air Group, Inc. (a)	300,900	8,621
Atlantic Coast Airlines Holdings, Inc. (a)	1,154,797	23,904
Continental Airlines, Inc. Class B (a)	5,300	122
SkyWest, Inc.	1,595,981	37,202
		69,849
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 1.1%
American Standard Companies, Inc. (a)	189,400	$ 12,027
York International Corp.	446,500	16,297
		28,324
Commercial Services & Supplies - 4.3%
Cendant Corp. (a)	1,336,800	22,779
Ceridian Corp. (a)	823,200	15,065
ChoicePoint, Inc. (a)	192,800	9,081
CSG Systems International, Inc. (a)	174,900	5,413
Education Management Corp. (a)	300,000	11,040
eFunds Corp. (a)	231,700	3,476
Manpower, Inc.	964,400	31,411
Per-Se Technologies, Inc. warrants 7/8/03 (a)	1,287	0
Republic Services, Inc. (a)	686,500	11,842
		110,107
Construction & Engineering - 0.8%
Fluor Corp.	349,400	13,225
Jacobs Engineering Group, Inc. (a)	121,100	8,350
		21,575
TOTAL INDUSTRIALS		229,855
INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 0.0%
Centillium Communications, Inc. (a)	11,100	112
Electronic Equipment & Instruments - 2.4%
Arrow Electronics, Inc. (a)	303,100	8,341
Mettler-Toledo International, Inc. (a)	341,100	16,806
Tech Data Corp. (a)	167,600	7,678
Thermo Electron Corp.	1,304,600	28,310
		61,135
IT Consulting & Services - 1.2%
Affiliated Computer Services, Inc. Class A (a)	99,400	9,282
SunGard Data Systems, Inc. (a)	821,600	23,054
		32,336
Semiconductor Equipment & Products - 1.5%
Atmel Corp. (a)	731,500	6,035
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
NVIDIA Corp. (a)	498,200	$ 27,222
Semtech Corp. (a)	174,700	6,729
		39,986
Software - 2.2%
Cadence Design Systems, Inc. (a)	966,300	23,046
Network Associates, Inc. (a)	1,009,800	23,175
Synopsys, Inc. (a)	180,800	9,949
		56,170
TOTAL INFORMATION TECHNOLOGY		189,739
MATERIALS - 6.8%
Construction Materials - 0.5%
Lafarge North America, Inc.	385,573	14,124
Containers & Packaging - 1.4%
Packaging Corp. of America (a)	656,700	11,492
Pactiv Corp. (a)	1,397,400	24,455
		35,947
Metals & Mining - 3.4%
Alcan, Inc.	750,500	27,049
Massey Energy Corp.	2,690,100	47,803
Peabody Energy Corp.	469,800	12,454
		87,306
Paper & Forest Products - 1.5%
Georgia-Pacific Group	1,177,480	37,750
TOTAL MATERIALS		175,127
TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 4.9%
AT&T Corp.	1,226,600	21,453
Citizens Communications Co. (a)	10,728,330	105,033
TeraBeam Networks (c)	4,400	4
		126,490
UTILITIES - 1.8%
Electric Utilities - 1.8%
FirstEnergy Corp.	671,900	22,697
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Northeast Utilities	691,900	$ 12,039
Wisconsin Energy Corp.	556,900	12,168
		46,904
TOTAL COMMON STOCKS (Cost $2,421,285)		2,518,371
Convertible Bonds - 0.7%
Moody's Ratings (unaudited) (d)		Principal Amount (000s)
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.7%
Redback Networks, Inc. 5% 4/1/07 (Cost $21,523)	CCC-	$ 33,890	17,859
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 2.21% to 2.24% 12/27/01 to 1/3/02 (Cost $6,488)	-	6,500	6,491
Money Market Funds - 8.2%
	Shares
Fidelity Cash Central Fund, 2.23% (b)	113,028,870	113,029
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	100,298,200	100,298
TOTAL MONEY MARKET FUNDS (Cost $213,327)		213,327
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $2,662,623)		2,756,048
NET OTHER ASSETS - (6.4)%		(165,471)
NET ASSETS - 100%		$ 2,590,577
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Labs Investors LLC	7/12/01	$ 0
TeraBeam Networks	4/7/00	$ 17
(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,249,943,000 and $5,119,102,000, respectively, of which long-term U.S. government and government agency obligations aggregated $98,441,000 and $95,209,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $330,695,000 and $370,194,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $254,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,000 or 0% of net assets.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $2,692,487,000. Net unrealized appreciation aggregated $63,561,000, of which $235,153,000 related to appreciated investment securities and $171,592,000 related to depreciated investment securities.

The fund hereby designates approximately $131,395,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001, the fund had a capital loss carryforward of approximately $173,904,000 all of which will expire on November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $32,839,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $93,296) (cost $2,662,623) - See accompanying schedule		$ 2,756,048
Receivable for investments sold		37,455
Receivable for fund shares sold		8,455
Dividends receivable		1,072
Interest receivable		571
Other receivables		74
Total assets		2,803,675
Liabilities
Payable for investments purchased	$ 105,677
Payable for fund shares redeemed	4,266
Accrued management fee	1,198
Distribution fees payable	1,234
Other payables and accrued expenses	425
Collateral on securities loaned, at value	100,298
Total liabilities		213,098
Net Assets		$ 2,590,577
Net Assets consist of:
Paid in capital		$ 2,731,094
Undistributed net investment income		1,658
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(235,602)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		93,427
Net Assets		$ 2,590,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amount)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($232,555 ÷ 12,959 shares)	$17.95
Maximum offering price per share (100/94.25 of $17.95)	$19.05
Class T: Net Asset Value and redemption price per share ($1,405,249 ÷ 77,696 shares)	$18.09
Maximum offering price per share (100/96.50 of $18.09)	$18.75
Class B: Net Asset Value and offering price per share ($529,032 ÷ 29,954 shares) A	$17.66
Class C: Net Asset Value and offering price per share ($258,793 ÷ 14,658 shares) A	$17.66
Institutional Class: Net Asset Value, offering price and redemption price per share ($164,948 ÷ 9,055 shares)	$18.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 18,066
Interest		17,126
Security lending		302
Total income		35,494
Expenses
Management fee	$ 13,751
Transfer agent fees	6,085
Distribution fees	14,340
Accounting and security lending fees	495
Non-interested trustees' compensation	8
Custodian fees and expenses	113
Registration fees	136
Audit	39
Legal	13
Miscellaneous	354
Total expenses before reductions	35,334
Expense reductions	(2,110)	33,224
Net investment income		2,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(212,701)
Foreign currency transactions	(159)
Futures contracts	(8,073)	(220,933)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(110,846)
Assets and liabilities in foreign currencies	(1)
Futures contracts	3,423	(107,424)
Net gain (loss)		(328,357)
Net increase (decrease) in net assets resulting from operations		$ (326,087)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 2,270	$ (4,038)
Net realized gain (loss)	(220,933)	222,042
Change in net unrealized appreciation (depreciation)	(107,424)	79,230
Net increase (decrease) in net assets resulting from operations	(326,087)	297,234
Distributions to shareholders From net investment income	(566)	-
From net realized gain	(190,617)	(59,324)
Total distributions	(191,183)	(59,324)
Share transactions - net increase (decrease)	1,020,628	1,116,063
Total increase (decrease) in net assets	503,358	1,353,973
Net Assets
Beginning of period	2,087,219	733,246
End of period (including undistributed net investment income of $1,658 and $0, respectively)	$ 2,590,577	$ 2,087,219

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.36	$ 17.12	$ 13.71	$ 14.04	$ 11.70
Income from Investment Operations
Net investment income (loss) C	.08	.01	(.05)	(.05)	(.09)
Net realized and unrealized gain (loss)	(2.43)	6.63	3.92	1.17	2.64
Total from investment operations	(2.35)	6.64	3.87	1.12	2.55
Less Distributions
From net investment income	(.04)	-	-	-	-
From net realized gain	(2.02)	(1.40)	(.46)	(1.45)	(.21)
Total distributions	(2.06)	(1.40)	(.46)	(1.45)	(.21)
Net asset value, end of period	$ 17.95	$ 22.36	$ 17.12	$ 13.71	$ 14.04
Total Return A, B	(11.73)%	41.50%	29.17%	9.07%	22.24%
Ratios to Average Net Assets D
Expenses before expense reductions	1.16%	1.14%	1.17%	1.30%	2.28%
Expenses net of voluntary waivers, if any	1.16%	1.14%	1.17%	1.30%	1.62%
Expenses net of all reductions	1.07%	1.11%	1.16%	1.27%	1.58%
Net investment income (loss)	.42%	.04%	(.33)%	(.36)%	(.71)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 232,555	$ 133,903	$ 25,834	$ 11,340	$ 4,670
Portfolio turnover rate	243%	251%	163%	139%	208%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.49	$ 17.19	$ 13.75	$ 14.09	$ 11.70
Income from Investment Operations
Net investment income (loss) C	.04	(.04)	(.08)	(.07)	(.07)
Net realized and unrealized gain (loss)	(2.44)	6.69	3.94	1.17	2.64
Total from investment operations	(2.40)	6.65	3.86	1.10	2.57
Less Distributions
From net realized gain	(2.00)	(1.35)	(.42)	(1.44)	(.18)
Net asset value, end of period	$ 18.09	$ 22.49	$ 17.19	$ 13.75	$ 14.09
Total Return A, B	(11.86)%	41.26%	28.93%	8.87%	22.35%
Ratios to Average Net Assets D
Expenses before expense reductions	1.36%	1.35%	1.39%	1.42%	1.48%
Expenses net of voluntary waivers, if any	1.36%	1.35%	1.39%	1.42%	1.48%
Expenses net of all reductions	1.28%	1.31%	1.37%	1.39%	1.44%
Net investment income (loss)	.21%	(.17)%	(.55)%	(.51)%	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,405,249	$ 1,270,240	$ 504,586	$ 367,035	$ 326,642
Portfolio turnover rate	243%	251%	163%	139%	208%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.06	$ 16.93	$ 13.58	$ 13.94	$ 11.61
Income from Investment Operations
Net investment income (loss) C	(.07)	(.15)	(.16)	(.14)	(.14)
Net realized and unrealized gain (loss)	(2.40)	6.58	3.90	1.17	2.62
Total from investment operations	(2.47)	6.43	3.74	1.03	2.48
Less Distributions
From net realized gain	(1.93)	(1.30)	(.39)	(1.39)	(.15)
Net asset value, end of period	$ 17.66	$ 22.06	$ 16.93	$ 13.58	$ 13.94
Total Return A, B	(12.41)%	40.45%	28.32%	8.38%	21.67%
Ratios to Average Net Assets D
Expenses before expense reductions	1.93%	1.89%	1.91%	1.94%	2.03%
Expenses net of voluntary waivers, if any	1.93%	1.89%	1.91%	1.94%	2.03%
Expenses net of all reductions	1.85%	1.85%	1.89%	1.91%	1.98%
Net investment income (loss)	(.35)%	(.71)%	(1.07)%	(1.02)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 529,032	$ 406,051	$ 117,224	$ 82,317	$ 58,758
Portfolio turnover rate	243%	251%	163%	139%	208%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 D
Selected Per-Share Data
Net asset value, beginning of period	$ 22.08	$ 16.97	$ 13.64	$ 14.08	$ 14.16
Income from Investment Operations
Net investment income (loss) C	(.06)	(.15)	(.16)	(.15)	(.01)
Net realized and unrealized gain (loss)	(2.40)	6.59	3.90	1.15	(.07)
Total from investment operations	(2.46)	6.44	3.74	1.00	(.08)
Less Distributions
From net realized gain	(1.96)	(1.33)	(.41)	(1.44)	-
Net asset value, end of period	$ 17.66	$ 22.08	$ 16.97	$ 13.64	$ 14.08
Total Return A, B, F	(12.37)%	40.47%	28.24%	8.09%	(.56)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.90%	1.86%	1.91%	2.16%	57.41% G
Expenses net of voluntary waivers, if any	1.90%	1.86%	1.91%	2.15%	2.50% G
Expenses net of all reductions	1.81%	1.82%	1.90%	2.11%	2.40% G
Net investment income (loss)	(.32)%	(.68)%	(1.07)%	(1.16)%	(1.07)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 258,793	$ 186,735	$ 36,592	$ 12,593	$ 345
Portfolio turnover rate	243%	251%	163%	139%	208%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total returns for periods of less than one year are not annualized.

G Annualized

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.63	$ 17.28	$ 13.82	$ 14.12	$ 11.70
Income from Investment Operations
Net investment income (loss) B	.15	.08	(.00)	.01	.01
Net realized and unrealized gain (loss)	(2.46)	6.70	3.95	1.18	2.63
Total from investment operations	(2.31)	6.78	3.95	1.19	2.64
Less Distributions
From net investment income	(.08)	-	-	-	-
From net realized gain	(2.02)	(1.43)	(.49)	(1.49)	(.22)
Total distributions	(2.10)	(1.43)	(.49)	(1.49)	(.22)
Net asset value, end of period	$ 18.22	$ 22.63	$ 17.28	$ 13.82	$ 14.12
Total Return A	(11.41)%	42.01%	29.59%	9.60%	23.04%
Ratios to Average Net Assets C
Expenses before expense reductions	.82%	.83%	.86%	.87%	.91%
Expenses net of voluntary waivers, if any	.82%	.83%	.86%	.87%	.91%
Expenses net of all reductions	.73%	.79%	.84%	.84%	.84%
Net investment income (loss)	.76%	.35%	(.02)%	.04%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 164,948	$ 90,290	$ 49,010	$ 34,551	$ 30,542
Portfolio turnover rate	243%	251%	163%	139%	208%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 474,000	$ 4,000
Class T	.25%	.25%	6,867,000	64,000
Class B	.75%	.25%	4,758,000	3,568,000
Class C	.75%	.25%	2,241,000	1,071,000
			$ 14,340,000	$ 4,707,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 920,000	$ 437,000
Class T	945,000	310,000
Class B	1,046,000	1,046,000 *
Class C	93,000	93,000 *
	$ 3,004,000	$ 1,886,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 542,000.29
Class T	3,251,000.24
Class B	1,453,000.31
Class C	598,000.27
Institutional Class	241,000.19
	$ 6,085,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,689,000 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $2,108,000 of the fund's expenses. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 2,000

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2001	2000
Amounts in thousands From net investment income
Class A	$ 243	$ -
Institutional Class	323	-
Total	$ 566	$ -
From net realized gain
Class A	$ 12,612	$ 2,233
Class T	116,123	40,668
Class B	36,550	9,272
Class C	17,059	3,038
Institutional Class	8,273	4,113
Total	$ 190,617	$ 59,324
	$ 191,183	$ 59,324

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	9,881	5,506	$ 191,535	$ 122,506
Reinvestment of distributions	585	128	12,189	2,167
Shares redeemed	(3,496)	(1,154)	(66,321)	(25,697)
Net increase (decrease)	6,970	4,480	$ 137,403	$ 98,976
Class T Shares sold	38,617	47,126	$ 765,038	$ 1,044,335
Reinvestment of distributions	5,225	2,247	109,931	38,422
Shares redeemed	(22,615)	(22,253)	(441,457)	(482,732)
Net increase (decrease)	21,227	27,120	$ 433,512	$ 600,025
Class B Shares sold	15,700	12,865	$ 303,066	$ 283,784
Reinvestment of distributions	1,567	487	32,369	8,217
Shares redeemed	(5,720)	(1,870)	(107,656)	(40,632)
Net increase (decrease)	11,547	11,482	$ 227,779	$ 251,369
Class C Shares sold	9,172	7,861	$ 177,275	$ 173,310
Reinvestment of distributions	723	163	14,931	2,754
Shares redeemed	(3,694)	(1,724)	(70,158)	(36,111)
Net increase (decrease)	6,201	6,300	$ 122,048	$ 139,953
Institutional Class Shares sold	8,092	2,942	$ 158,404	$ 66,821
Reinvestment of distributions	351	221	7,412	3,775
Shares redeemed	(3,378)	(2,009)	(65,930)	(44,856)
Net increase (decrease)	5,065	1,154	$ 99,886	$ 25,740

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

Class A designates 12%, Class T designates 13%, Class B designates 14%, and Class C designates 14% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

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Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

MC-ANN-0102 152789
1.539186.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Mid Cap

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the last six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Independent Auditors' Report	35	The auditors' opinion.
Distributions	36

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Mid Cap Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total return would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® Adv Mid Cap - Inst CL	-11.41%	119.85%	157.23%
S&P® MidCap 400	1.74%	100.93%	130.87%
Mid-Cap Funds Average	-10.36%	57.74%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 567 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Mid Cap - Inst CL	-11.41%	17.06%	17.75%
S&P MidCap 400	1.74%	14.98%	15.57%
Mid-Cap Funds Average	-10.36%	9.02%	n/a*

Average annual returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Institutional Class on February 20, 1996, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $25,723 - a 157.23% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,087 - a 130.87% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year and five year cumulative total returns for the multi-cap core funds average were -9.84% and 56.79%, respectively; and the one year and five year average annual total returns were -9.84% and 8.97%, respectively. The one year and five year cumulative total returns for the multi-cap supergroup average were -11.41% and 55.32%, respectively; and the one year and five year average annual total returns were -11.41% and 8.78%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
Note to shareholders: Peter Saperstone became Portfolio Manager of Fidelity Advisor Mid Cap Fund on June 13, 2001.

Q. How did the fund perform, Peter?

A. For the 12 months that ended November 30, 2001, the fund's Institutional Class shares returned -11.41. During the same period, the Standard & Poor's MidCap 400 Index returned 1.74% and the mid-cap funds average, as measured by Lipper Inc., returned -10.36%.

Q. Why did the fund lag both its index and Lipper average during the past year?

A. Sector positioning was to blame during the first half of the period, while stock selection hurt us in the second half. The fund was postured very defensively up until June, focusing largely on conservative stocks and holding an above-average weighting in cash. While the fund's former manager correctly emphasized safe financials such as home loan financer Freddie Mac, which performed quite well despite the slowing economy, the fund lost ground to the index and peer group for being dramatically underweighted in technology stocks during the second quarter when they rallied strongly. That performance gap widened slightly after I took over the fund in June, but almost all of the additional underperformance occurred in the days following the tragic events of September 11. We lost the most ground due to our airline exposure, which I had increased during the period. Fund holdings Continental Airlines, AMR - the parent company of American Airlines - and Northwest Airlines each suffered precipitous declines the first trading day following the attacks. I proceeded to upgrade the quality of our airline stocks after September 11, adding such regional carriers as Atlantic Coast Airlines and SkyWest, which performed nicely for us late in the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What can you tell us about some of the other moves you made?

A. I significantly reduced the fund's cash position in an effort to become more fully invested. Also, to better suit my investment strategy, I increased the concentration of the portfolio - reducing the total number of stocks in the portfolio from around 315 to about 135 by the end of the period. In a further move, I invested more heavily in mid caps - a universe of over 3,000 stocks - that I felt housed the best opportunities in the marketplace. As a bottom-up investor, I tend not to make conscious sector bets, and instead focus my efforts on individual security selection. That said, a few themes did emerge naturally as a result of my work on an individual stock level. Given my expectation that a rebound in the economy might turn out to be less than many investors expected, I was drawn to companies with good earnings growth and attractive valuations in industries where there's limited supply growth and stock prices that haven't risen in anticipation of a significant revival in demand. Airlines are a good example of where the fund assumed a positive stance, as were specialty retailers within consumer cyclicals, as well as health care and consumer staples. On the flip side, I generally avoided areas where there was overcapacity, such as technology, telecommunications and finance.

Q. Other than airlines, what groups had the most influence on performance?

A. Despite our underexposure to technology during the year, which helped overall, poor stock picking hamstringed us. A handful of small out-of-benchmark positions, including enterprise and supply chain software company J.D. Edwards, did much of the damage. Security selection also hurt us in the consumer discretionary sector, particularly media and consumer staples stocks. Top-10 holdings cable-TV provider Adelphia Communications and drug store retailer Rite Aid failed to perform for us, as risk-averse investors shunned highly leveraged firms. Finally, underweighting banks hurt during a period of falling interest rates. On the plus side, I found some quality gaming stocks with real earnings power that came at attractive valuations, and I added to positions following 9/11. Casino giant Harrah's was a solid contributor from this space. Specialty retailers such as Office Depot also produced strong results, as did health care services stocks less affected by the economy, namely HealthSouth.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. I still don't believe we're headed for either a deep depression or a booming recovery. While it's likely we'll see some modest economic improvement moving into 2002, it could be slow in coming. Given that backdrop, I think the companies that should do well are those with good earnings growth and decent valuations. So, I'll continue to toe the line between offense and defense, trying to find good companies on either side whose prospects are not fully appreciated by the market. Lately, I've found what I'm looking for in several areas of health care, consumer cyclicals, homebuilders and selectively in telecom.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with medium-sized capitalizations

Start date: February 20, 1996

Size: as of November 30, 2001, more than $2.5 billion

Manager: Peter Saperstone, since June 2001; joined Fidelity in 1995

3

Peter Saperstone on his investment approach:

"My focus is neither extreme growth nor value, but instead more of a blend with a value bias. I use a bottom-up fundamental research process to build a portfolio, avoiding making any major top-down sector calls. My first step is to analyze a company's fundamentals, which I do with the help of Fidelity's deep bench of research analysts. I'm especially interested in owning quality companies with strong sales growth, cash flow and earnings growth.

"In each of the market sectors, I generally try to find the best companies with the lowest downside earnings potential. On top of that, I look for companies with improving earnings outlooks that have yet to be recognized by the market. I'll use a variety of tools to try and figure out the value of a company and, based upon where the stock is trading at the time, determine whether it's a buy or a sell. In general, I tend to own a more concentrated portfolio with fewer names. My rationale for this approach is simple. If I like the story, I'll own more of it. I'd rather own a 2% stake of the fund in a company I understand a lot and have great conviction in, rather than a larger number of small positions in companies I know less about."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Citizens Communications Co.	4.1	0.1
HealthSouth Corp.	4.0	0.2
Adelphia Communications Corp. Class A	3.6	0.0
Harrah's Entertainment, Inc.	2.5	0.0
JCPenney Co., Inc.	2.4	0.0
McKesson Corp.	2.3	0.2
Massey Energy Corp.	1.9	0.0
Foot Locker, Inc.	1.8	0.0
Georgia-Pacific Group	1.5	0.3
Rite Aid Corp.	1.4	0.2
	25.5
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.9	5.1
Health Care	18.9	13.5
Industrials	8.9	7.0
Energy	8.8	4.6
Information Technology	8.0	4.6
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 97.2%		Stocks 81.7%
	Bonds 0.0%		Bonds 3.5%
	Convertible Securities 0.7%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 14.8%
* Foreign investments	3.3%	** Foreign investments	7.2%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 25.9%
Auto Components - 0.2%
American Axle & Manufacturing Holdings, Inc. (a)	274,900	$ 5,347
Hotels, Restaurants & Leisure - 7.9%
Applebee's International, Inc.	391,700	13,059
Brinker International, Inc. (a)	740,900	20,745
CEC Entertainment, Inc. (a)	362,100	13,470
Harrah's Entertainment, Inc. (a)	2,036,780	65,645
International Game Technology (a)	509,800	31,603
Jack in the Box, Inc. (a)	887,870	22,978
Wendy's International, Inc.	859,400	24,433
WMS Industries, Inc. (a)	611,100	12,625
		204,558
Household Durables - 1.3%
Beazer Homes USA, Inc. (a)	170,200	11,403
Black & Decker Corp.	350,692	12,990
Furniture Brands International, Inc. (a)	276,700	7,263
Maytag Corp.	98,600	2,852
		34,508
Media - 6.3%
Adelphia Communications Corp. Class A (a)	3,723,600	93,500
EchoStar Communications Corp. Class A (a)	1,076,100	28,484
Lamar Advertising Co. Class A (a)	588,200	21,793
Radio One, Inc.:
Class A (a)	419,800	6,759
Class D (non-vtg.) (a)	750,300	11,832
		162,368
Multiline Retail - 3.7%
Big Lots, Inc.	241,300	2,268
BJ's Wholesale Club, Inc. (a)	605,200	27,234
Dillard's, Inc. Class A	191,200	3,164
JCPenney Co., Inc.	2,505,400	63,487
		96,153
Specialty Retail - 4.8%
Abercrombie & Fitch Co. Class A (a)	870,500	20,892
Barnes & Noble, Inc. (a)	641,800	19,832
Borders Group, Inc. (a)	584,700	11,255
CDW Computer Centers, Inc. (a)	150,000	8,192
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Circuit City Stores, Inc. - CarMax Group (a)	939,400	$ 18,741
Foot Locker, Inc. (a)	2,841,900	45,868
		124,780
Textiles & Apparel - 1.7%
Liz Claiborne, Inc.	298,600	14,924
NIKE, Inc. Class B	563,100	29,839
		44,763
TOTAL CONSUMER DISCRETIONARY		672,477
CONSUMER STAPLES - 6.6%
Beverages - 1.1%
Pepsi Bottling Group, Inc.	612,200	27,212
Food & Drug Retailing - 2.6%
CVS Corp.	476,500	12,842
Performance Food Group Co. (a)	512,300	17,418
Rite Aid Corp. (a)	7,951,050	37,290
		67,550
Food Products - 1.5%
Hormel Foods Corp.	434,200	10,872
McCormick & Co., Inc. (non-vtg.)	484,700	20,842
Suiza Foods Corp. (a)	120,300	7,243
		38,957
Tobacco - 1.4%
Philip Morris Companies, Inc.	769,100	36,278
TOTAL CONSUMER STAPLES		169,997
ENERGY - 8.8%
Energy Equipment & Services - 8.8%
BJ Services Co. (a)	826,900	23,037
Cooper Cameron Corp. (a)	552,500	20,244
Diamond Offshore Drilling, Inc.	518,900	14,374
ENSCO International, Inc.	790,900	15,913
GlobalSantaFe Corp.	1,164,577	28,183
Helmerich & Payne, Inc.	474,600	13,369
Nabors Industries, Inc. (a)	463,400	14,597
National-Oilwell, Inc. (a)	990,200	16,576
Pride International, Inc. (a)	1,435,300	18,372
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc. (a)	282,700	$ 12,795
Tidewater, Inc.	785,900	22,398
Weatherford International, Inc. (a)	871,700	29,176
		229,034
FINANCIALS - 7.3%
Banks - 4.9%
City National Corp.	446,500	19,445
Commerce Bancorp, Inc., New Jersey	94,086	7,033
First Virginia Banks, Inc.	210,300	10,040
Hibernia Corp. Class A	1,764	29
Investors Financial Services Corp.	99,600	6,576
Mercantile Bankshares Corp.	233,840	9,683
North Fork Bancorp, Inc.	704,300	21,333
Pacific Century Financial Corp.	544,200	13,714
Silicon Valley Bancshares (a)	625,800	15,789
TCF Financial Corp.	243,400	11,184
Zions Bancorp	253,200	12,224
		127,050
Diversified Financials - 1.3%
Charles Schwab Corp.	731,700	10,507
SEI Investments Co.	317,200	12,847
TeraBeam Labs Investors LLC (c)	4,400	0
Waddell & Reed Financial, Inc. Class A	339,800	9,178
		32,532
Insurance - 1.1%
ACE Ltd.	183,900	7,007
Markel Corp. (a)	84,260	15,442
Protective Life Corp.	219,600	6,175
		28,624
TOTAL FINANCIALS		188,206
HEALTH CARE - 18.9%
Biotechnology - 4.2%
Genzyme Corp. - General Division (a)	478,154	26,117
Gilead Sciences, Inc. (a)	371,440	26,822
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
IDEC Pharmaceuticals Corp. (a)	464,880	$ 32,681
Millennium Pharmaceuticals, Inc. (a)	689,374	23,501
		109,121
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)	491,000	13,061
St. Jude Medical, Inc. (a)	190,200	14,170
Sybron Dental Specialties, Inc. (a)	281,300	5,401
		32,632
Health Care Providers & Services - 10.3%
AdvancePCS Class A (a)	1,210,740	33,525
Caremark Rx, Inc. (a)	1,788,150	26,822
First Health Group Corp. (a)	291,200	7,003
Gentiva Health Services, Inc. (a)	974,000	19,899
Health Management Associates, Inc. Class A (a)	572,700	11,173
HealthSouth Corp. (a)	6,952,300	102,338
McKesson Corp.	1,630,830	60,781
Omnicare, Inc.	297,100	6,352
		267,893
Pharmaceuticals - 3.1%
Barr Laboratories, Inc. (a)	185,000	13,514
ImClone Systems, Inc. (a)	189,816	13,667
IVAX Corp. (a)	738,775	15,219
Mylan Laboratories, Inc.	477,700	16,471
Teva Pharmaceutical Industries Ltd. sponsored ADR	376,500	22,025
		80,896
TOTAL HEALTH CARE		490,542
INDUSTRIALS - 8.9%
Airlines - 2.7%
Alaska Air Group, Inc. (a)	300,900	8,621
Atlantic Coast Airlines Holdings, Inc. (a)	1,154,797	23,904
Continental Airlines, Inc. Class B (a)	5,300	122
SkyWest, Inc.	1,595,981	37,202
		69,849
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 1.1%
American Standard Companies, Inc. (a)	189,400	$ 12,027
York International Corp.	446,500	16,297
		28,324
Commercial Services & Supplies - 4.3%
Cendant Corp. (a)	1,336,800	22,779
Ceridian Corp. (a)	823,200	15,065
ChoicePoint, Inc. (a)	192,800	9,081
CSG Systems International, Inc. (a)	174,900	5,413
Education Management Corp. (a)	300,000	11,040
eFunds Corp. (a)	231,700	3,476
Manpower, Inc.	964,400	31,411
Per-Se Technologies, Inc. warrants 7/8/03 (a)	1,287	0
Republic Services, Inc. (a)	686,500	11,842
		110,107
Construction & Engineering - 0.8%
Fluor Corp.	349,400	13,225
Jacobs Engineering Group, Inc. (a)	121,100	8,350
		21,575
TOTAL INDUSTRIALS		229,855
INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 0.0%
Centillium Communications, Inc. (a)	11,100	112
Electronic Equipment & Instruments - 2.4%
Arrow Electronics, Inc. (a)	303,100	8,341
Mettler-Toledo International, Inc. (a)	341,100	16,806
Tech Data Corp. (a)	167,600	7,678
Thermo Electron Corp.	1,304,600	28,310
		61,135
IT Consulting & Services - 1.2%
Affiliated Computer Services, Inc. Class A (a)	99,400	9,282
SunGard Data Systems, Inc. (a)	821,600	23,054
		32,336
Semiconductor Equipment & Products - 1.5%
Atmel Corp. (a)	731,500	6,035
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
NVIDIA Corp. (a)	498,200	$ 27,222
Semtech Corp. (a)	174,700	6,729
		39,986
Software - 2.2%
Cadence Design Systems, Inc. (a)	966,300	23,046
Network Associates, Inc. (a)	1,009,800	23,175
Synopsys, Inc. (a)	180,800	9,949
		56,170
TOTAL INFORMATION TECHNOLOGY		189,739
MATERIALS - 6.8%
Construction Materials - 0.5%
Lafarge North America, Inc.	385,573	14,124
Containers & Packaging - 1.4%
Packaging Corp. of America (a)	656,700	11,492
Pactiv Corp. (a)	1,397,400	24,455
		35,947
Metals & Mining - 3.4%
Alcan, Inc.	750,500	27,049
Massey Energy Corp.	2,690,100	47,803
Peabody Energy Corp.	469,800	12,454
		87,306
Paper & Forest Products - 1.5%
Georgia-Pacific Group	1,177,480	37,750
TOTAL MATERIALS		175,127
TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 4.9%
AT&T Corp.	1,226,600	21,453
Citizens Communications Co. (a)	10,728,330	105,033
TeraBeam Networks (c)	4,400	4
		126,490
UTILITIES - 1.8%
Electric Utilities - 1.8%
FirstEnergy Corp.	671,900	22,697
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Northeast Utilities	691,900	$ 12,039
Wisconsin Energy Corp.	556,900	12,168
		46,904
TOTAL COMMON STOCKS (Cost $2,421,285)		2,518,371
Convertible Bonds - 0.7%
Moody's Ratings (unaudited) (d)		Principal Amount (000s)
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.7%
Redback Networks, Inc. 5% 4/1/07 (Cost $21,523)	CCC-	$ 33,890	17,859
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 2.21% to 2.24% 12/27/01 to 1/3/02 (Cost $6,488)	-	6,500	6,491
Money Market Funds - 8.2%
	Shares
Fidelity Cash Central Fund, 2.23% (b)	113,028,870	113,029
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	100,298,200	100,298
TOTAL MONEY MARKET FUNDS (Cost $213,327)		213,327
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $2,662,623)		2,756,048
NET OTHER ASSETS - (6.4)%		(165,471)
NET ASSETS - 100%		$ 2,590,577
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Labs Investors LLC	7/12/01	$ 0
TeraBeam Networks	4/7/00	$ 17
(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,249,943,000 and $5,119,102,000, respectively, of which long-term U.S. government and government agency obligations aggregated $98,441,000 and $95,209,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $330,695,000 and $370,194,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $254,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,000 or 0% of net assets.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $2,692,487,000. Net unrealized appreciation aggregated $63,561,000, of which $235,153,000 related to appreciated investment securities and $171,592,000 related to depreciated investment securities.

The fund hereby designates approximately $131,395,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2001, the fund had a capital loss carryforward of approximately $173,904,000 all of which will expire on November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $32,839,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $93,296) (cost $2,662,623) - See accompanying schedule		$ 2,756,048
Receivable for investments sold		37,455
Receivable for fund shares sold		8,455
Dividends receivable		1,072
Interest receivable		571
Other receivables		74
Total assets		2,803,675
Liabilities
Payable for investments purchased	$ 105,677
Payable for fund shares redeemed	4,266
Accrued management fee	1,198
Distribution fees payable	1,234
Other payables and accrued expenses	425
Collateral on securities loaned, at value	100,298
Total liabilities		213,098
Net Assets		$ 2,590,577
Net Assets consist of:
Paid in capital		$ 2,731,094
Undistributed net investment income		1,658
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(235,602)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		93,427
Net Assets		$ 2,590,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amount)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($232,555 ÷ 12,959 shares)	$17.95
Maximum offering price per share (100/94.25 of $17.95)	$19.05
Class T: Net Asset Value and redemption price per share ($1,405,249 ÷ 77,696 shares)	$18.09
Maximum offering price per share (100/96.50 of $18.09)	$18.75
Class B: Net Asset Value and offering price per share ($529,032 ÷ 29,954 shares) A	$17.66
Class C: Net Asset Value and offering price per share ($258,793 ÷ 14,658 shares) A	$17.66
Institutional Class: Net Asset Value, offering price and redemption price per share ($164,948 ÷ 9,055 shares)	$18.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 18,066
Interest		17,126
Security lending		302
Total income		35,494
Expenses
Management fee	$ 13,751
Transfer agent fees	6,085
Distribution fees	14,340
Accounting and security lending fees	495
Non-interested trustees' compensation	8
Custodian fees and expenses	113
Registration fees	136
Audit	39
Legal	13
Miscellaneous	354
Total expenses before reductions	35,334
Expense reductions	(2,110)	33,224
Net investment income		2,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(212,701)
Foreign currency transactions	(159)
Futures contracts	(8,073)	(220,933)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(110,846)
Assets and liabilities in foreign currencies	(1)
Futures contracts	3,423	(107,424)
Net gain (loss)		(328,357)
Net increase (decrease) in net assets resulting from operations		$ (326,087)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 2,270	$ (4,038)
Net realized gain (loss)	(220,933)	222,042
Change in net unrealized appreciation (depreciation)	(107,424)	79,230
Net increase (decrease) in net assets resulting from operations	(326,087)	297,234
Distributions to shareholders From net investment income	(566)	-
From net realized gain	(190,617)	(59,324)
Total distributions	(191,183)	(59,324)
Share transactions - net increase (decrease)	1,020,628	1,116,063
Total increase (decrease) in net assets	503,358	1,353,973
Net Assets
Beginning of period	2,087,219	733,246
End of period (including undistributed net investment income of $1,658 and $0, respectively)	$ 2,590,577	$ 2,087,219

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.36	$ 17.12	$ 13.71	$ 14.04	$ 11.70
Income from Investment Operations
Net investment income (loss) C	.08	.01	(.05)	(.05)	(.09)
Net realized and unrealized gain (loss)	(2.43)	6.63	3.92	1.17	2.64
Total from investment operations	(2.35)	6.64	3.87	1.12	2.55
Less Distributions
From net investment income	(.04)	-	-	-	-
From net realized gain	(2.02)	(1.40)	(.46)	(1.45)	(.21)
Total distributions	(2.06)	(1.40)	(.46)	(1.45)	(.21)
Net asset value, end of period	$ 17.95	$ 22.36	$ 17.12	$ 13.71	$ 14.04
Total Return A, B	(11.73)%	41.50%	29.17%	9.07%	22.24%
Ratios to Average Net Assets D
Expenses before expense reductions	1.16%	1.14%	1.17%	1.30%	2.28%
Expenses net of voluntary waivers, if any	1.16%	1.14%	1.17%	1.30%	1.62%
Expenses net of all reductions	1.07%	1.11%	1.16%	1.27%	1.58%
Net investment income (loss)	.42%	.04%	(.33)%	(.36)%	(.71)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 232,555	$ 133,903	$ 25,834	$ 11,340	$ 4,670
Portfolio turnover rate	243%	251%	163%	139%	208%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.49	$ 17.19	$ 13.75	$ 14.09	$ 11.70
Income from Investment Operations
Net investment income (loss) C	.04	(.04)	(.08)	(.07)	(.07)
Net realized and unrealized gain (loss)	(2.44)	6.69	3.94	1.17	2.64
Total from investment operations	(2.40)	6.65	3.86	1.10	2.57
Less Distributions
From net realized gain	(2.00)	(1.35)	(.42)	(1.44)	(.18)
Net asset value, end of period	$ 18.09	$ 22.49	$ 17.19	$ 13.75	$ 14.09
Total Return A, B	(11.86)%	41.26%	28.93%	8.87%	22.35%
Ratios to Average Net Assets D
Expenses before expense reductions	1.36%	1.35%	1.39%	1.42%	1.48%
Expenses net of voluntary waivers, if any	1.36%	1.35%	1.39%	1.42%	1.48%
Expenses net of all reductions	1.28%	1.31%	1.37%	1.39%	1.44%
Net investment income (loss)	.21%	(.17)%	(.55)%	(.51)%	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,405,249	$ 1,270,240	$ 504,586	$ 367,035	$ 326,642
Portfolio turnover rate	243%	251%	163%	139%	208%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.06	$ 16.93	$ 13.58	$ 13.94	$ 11.61
Income from Investment Operations
Net investment income (loss) C	(.07)	(.15)	(.16)	(.14)	(.14)
Net realized and unrealized gain (loss)	(2.40)	6.58	3.90	1.17	2.62
Total from investment operations	(2.47)	6.43	3.74	1.03	2.48
Less Distributions
From net realized gain	(1.93)	(1.30)	(.39)	(1.39)	(.15)
Net asset value, end of period	$ 17.66	$ 22.06	$ 16.93	$ 13.58	$ 13.94
Total Return A, B	(12.41)%	40.45%	28.32%	8.38%	21.67%
Ratios to Average Net Assets D
Expenses before expense reductions	1.93%	1.89%	1.91%	1.94%	2.03%
Expenses net of voluntary waivers, if any	1.93%	1.89%	1.91%	1.94%	2.03%
Expenses net of all reductions	1.85%	1.85%	1.89%	1.91%	1.98%
Net investment income (loss)	(.35)%	(.71)%	(1.07)%	(1.02)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 529,032	$ 406,051	$ 117,224	$ 82,317	$ 58,758
Portfolio turnover rate	243%	251%	163%	139%	208%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999	1998	1997 D
Selected Per-Share Data
Net asset value, beginning of period	$ 22.08	$ 16.97	$ 13.64	$ 14.08	$ 14.16
Income from Investment Operations
Net investment income (loss) C	(.06)	(.15)	(.16)	(.15)	(.01)
Net realized and unrealized gain (loss)	(2.40)	6.59	3.90	1.15	(.07)
Total from investment operations	(2.46)	6.44	3.74	1.00	(.08)
Less Distributions
From net realized gain	(1.96)	(1.33)	(.41)	(1.44)	-
Net asset value, end of period	$ 17.66	$ 22.08	$ 16.97	$ 13.64	$ 14.08
Total Return A, B, F	(12.37)%	40.47%	28.24%	8.09%	(.56)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.90%	1.86%	1.91%	2.16%	57.41% G
Expenses net of voluntary waivers, if any	1.90%	1.86%	1.91%	2.15%	2.50% G
Expenses net of all reductions	1.81%	1.82%	1.90%	2.11%	2.40% G
Net investment income (loss)	(.32)%	(.68)%	(1.07)%	(1.16)%	(1.07)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 258,793	$ 186,735	$ 36,592	$ 12,593	$ 345
Portfolio turnover rate	243%	251%	163%	139%	208%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total returns for periods of less than one year are not annualized.

G Annualized

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.63	$ 17.28	$ 13.82	$ 14.12	$ 11.70
Income from Investment Operations
Net investment income (loss) B	.15	.08	(.00)	.01	.01
Net realized and unrealized gain (loss)	(2.46)	6.70	3.95	1.18	2.63
Total from investment operations	(2.31)	6.78	3.95	1.19	2.64
Less Distributions
From net investment income	(.08)	-	-	-	-
From net realized gain	(2.02)	(1.43)	(.49)	(1.49)	(.22)
Total distributions	(2.10)	(1.43)	(.49)	(1.49)	(.22)
Net asset value, end of period	$ 18.22	$ 22.63	$ 17.28	$ 13.82	$ 14.12
Total Return A	(11.41)%	42.01%	29.59%	9.60%	23.04%
Ratios to Average Net Assets C
Expenses before expense reductions	.82%	.83%	.86%	.87%	.91%
Expenses net of voluntary waivers, if any	.82%	.83%	.86%	.87%	.91%
Expenses net of all reductions	.73%	.79%	.84%	.84%	.84%
Net investment income (loss)	.76%	.35%	(.02)%	.04%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 164,948	$ 90,290	$ 49,010	$ 34,551	$ 30,542
Portfolio turnover rate	243%	251%	163%	139%	208%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 474,000	$ 4,000
Class T	.25%	.25%	6,867,000	64,000
Class B	.75%	.25%	4,758,000	3,568,000
Class C	.75%	.25%	2,241,000	1,071,000
			$ 14,340,000	$ 4,707,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 920,000	$ 437,000
Class T	945,000	310,000
Class B	1,046,000	1,046,000 *
Class C	93,000	93,000 *
	$ 3,004,000	$ 1,886,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 542,000.29
Class T	3,251,000.24
Class B	1,453,000.31
Class C	598,000.27
Institutional Class	241,000.19
	$ 6,085,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,689,000 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $2,108,000 of the fund's expenses. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 2,000

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2001	2000
Amounts in thousands From net investment income
Class A	$ 243	$ -
Institutional Class	323	-
Total	$ 566	$ -
From net realized gain
Class A	$ 12,612	$ 2,233
Class T	116,123	40,668
Class B	36,550	9,272
Class C	17,059	3,038
Institutional Class	8,273	4,113
Total	$ 190,617	$ 59,324
	$ 191,183	$ 59,324

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	9,881	5,506	$ 191,535	$ 122,506
Reinvestment of distributions	585	128	12,189	2,167
Shares redeemed	(3,496)	(1,154)	(66,321)	(25,697)
Net increase (decrease)	6,970	4,480	$ 137,403	$ 98,976
Class T Shares sold	38,617	47,126	$ 765,038	$ 1,044,335
Reinvestment of distributions	5,225	2,247	109,931	38,422
Shares redeemed	(22,615)	(22,253)	(441,457)	(482,732)
Net increase (decrease)	21,227	27,120	$ 433,512	$ 600,025
Class B Shares sold	15,700	12,865	$ 303,066	$ 283,784
Reinvestment of distributions	1,567	487	32,369	8,217
Shares redeemed	(5,720)	(1,870)	(107,656)	(40,632)
Net increase (decrease)	11,547	11,482	$ 227,779	$ 251,369
Class C Shares sold	9,172	7,861	$ 177,275	$ 173,310
Reinvestment of distributions	723	163	14,931	2,754
Shares redeemed	(3,694)	(1,724)	(70,158)	(36,111)
Net increase (decrease)	6,201	6,300	$ 122,048	$ 139,953
Institutional Class Shares sold	8,092	2,942	$ 158,404	$ 66,821
Reinvestment of distributions	351	221	7,412	3,775
Shares redeemed	(3,378)	(2,009)	(65,930)	(44,856)
Net increase (decrease)	5,065	1,154	$ 99,886	$ 25,740

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

Institutional Class designates 11% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

MCI-ANN-0102 152790
1.539187.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity®

Value Strategies Fund

(Initial Class of Fidelity Advisor
Value Strategies Fund)

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on stock market strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Independent Auditors' Report	38	The auditors' opinion.
Distributions	39

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Value Strategies Fund - Initial Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Total returns do not include the effect of the 3.50% sales load which was eliminated as of September 30, 1998. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Value Strategies - Initial CL	12.26%	81.49%	251.49%
Russell Midcap® Value	6.92%	64.47%	304.88%
Mid-Cap Funds Average	-10.36%	57.74%	224.92%

Cumulative total returns show Initial Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Initial Class' returns to those of the Russell Midcap® Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. domiciled companies. To measure how Initial Class' performance stacked up against its peers, you can compare it to the mid cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 567 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Value Strategies - Initial CL	12.26%	12.66%	13.39%
Russell Midcap Value	6.92%	10.46%	15.01%
Mid-Cap Funds Average	-10.36%	9.02%	12.24%

Average annual total returns take Initial Class' cumulative return and show you what would have happened if Initial Class had performed at a constant rate each year.

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Value Strategies Fund - Initial Class on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $35,149 - a 251.49% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $40,488 - a 304.88% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2001, the one year, five year and 10 year cumulative total returns for the small-cap core funds average were 10.71%, 57.07%, and 238.66%, respectively; and the one year, five year and 10 year average annual total returns were 10.71%, 8.98%, and 12.84%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Harris Leviton, Portfolio Manager of Fidelity Advisor Value Strategies Fund

Q. How did the fund perform, Harris?

A. For the 12-month period that ended November 30, 2001, the fund's Initial Class shares returned 12.26%. In comparison, the Russell Midcap Value Index returned 6.92% and the mid-cap funds average tracked by Lipper Inc. declined 10.36% for the same period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What drove the strong performance of the fund relative to its index and Lipper peer group average during the past year?

A. Generally speaking, investors grew more appreciative of the smaller-cap companies with stable earnings growth that had been neglected for some time. When the economy weakened and dampened corporate earnings, particularly those of widely followed large-cap companies, investors were attracted to smaller companies in several undervalued industries, such as video gaming, homebuilding and retail apparel that were the heart of the fund. By and large, mid- and small-cap companies were more attractively valued because of their favorable price-to-earnings and debt-to-equity ratios and strong free cash flows.

Q. Were there any other reasons why video game, homebuilding and retail apparel stocks performed so well?

A. A wave of new product cycles in the video game industry created a buzz in the media. Late in 2000, Sony introduced its well-received PlayStation 2 home entertainment system. This year, Nintendo launched its GameCube and Microsoft introduced its new Xbox, each of which sold more units than expected. Strong demand for these new products also boosted our holdings of home video game software developers Activision, Midway Games and Take-Two Interactive Software. I sold off Activision earlier in the period to lock in profits. Moderate real estate supply, better operating efficiency and a steady decline in home mortgage rates helped the fund's positions in Beazer Homes, M/I Shottenstein Homes, Lennar and Centex. In retail, niche apparel companies such as Wet Seal and Fossil posted strong earnings and free cash flow during the period, which was recognized by more investors and boosted their stock prices.

Q. It was a volatile period. Were the fund's holdings under pressure at any point?

A. Yes, they were. The terrorist attacks of September 11 caused a significant - but fortunately short-term - disruption. During the two-week period after the attacks, business came to a virtual standstill in many of the consumer-oriented and leisure industries in which the fund was focused. Investors fled these stocks, causing the fund to severely underperform its index and peer group during the month. Fortunately, investors recognized shortly thereafter that business was likely to improve, and many began buying back the stocks. This buying trend accelerated as the period progressed, helping the fund outperform its index and peer group handily during the final two months of the period.

Q. Did you make any adjustments to the fund in light of the markets' reaction to the events of September 11?

A. I was able to use the markets' volatility to reposition the fund, selling some defense and utility stocks that had appreciated, while opportunistically buying regional airlines and attractively priced casino and hotel stocks. I also added to our information technology (IT) holdings, finding some buying opportunities in the emerging communications area, which caused the fund's technology weighting to rise significantly from a year ago. Some stocks had yet to influence performance before the period ended, but others, such as Terayon Communication Systems, Efficient Networks and Internet portal Yahoo!, did make a positive contribution.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other holdings were disappointments?

A. Alliance Pharmaceutical, the fund's biggest detractor, had disappointing clinical trial results. Businesses tied to the computerization of telephone networks, such as Performance Technologies and Cable Design Technology, experienced sluggish sales growth due to a slow corporate IT spending environment, though both companies were starting to see improvements by the end of the period. Discount retailer Ames Department Stores and high-end steakhouse Morton's Restaurant Group each suffered from difficult economic times. Several stocks I've mentioned in this report were no longer held at the close of the fiscal year.

Q. What's your outlook?

A. It's quite positive, for a variety of reasons. Lower interest rates have put the cost of borrowing money at the lowest levels since the 1960s. There's little to no inflation. Gasoline prices have fallen sharply. Money market rates at banks are hovering around 2%, which makes stocks look more attractive. Historically, after two straight years of a declining stock market, prices have reversed course the following year. That said, stocks have bounced back sharply since their lows in September, but there's yet to be widespread improvement in corporate earnings - a major factor in stock performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 13, 1983

Size: as of November 30, 2001, more than $1.0 billion

Manager: Harris Leviton, since 1996; joined Fidelity in 1986

3

Harris Leviton on his strategy in the aftermath of September 11:

"The important thing was to recognize that despite these horrible tragedies, the world was not coming to an end. It was a difficult mindset to maintain, given the number of lives that were affected, but I felt it was necessary to effectively evaluate the market volatility that ensued. In doing so, I looked at the areas that were hurt most by the market's sell-off during the two-week period after September 11 to gauge where the best opportunities were.

"I also used history as a guidepost. Although there hadn't been an event that disrupted the stock market in such a dramatic fashion in years, there were other events - the Persian Gulf War in 1991 or the devaluation of Brazil's currency and the Russian monetary crisis during the late 1990s, for instance - that helped me conclude that the markets would stabilize, the current geopolitical conflict in Afghanistan would be relatively brief and business would return to normal before too long. History has shown that investors can be rewarded for stepping up and buying in these situations.

"Using this outlook, I bought a number of growth stocks at substantial discounts to the range in which they typically trade. Specifically, I added regional airlines SkyWest and Atlantic Coast, because their businesses were more likely to return to normal faster given their shorter flight routes and weaker competition. Elsewhere, I added to positions in casino-gaming operators, such as Harrah's Entertainment, MGM Mirage and Park Place Entertainment, on the belief that Americans would be more likely to favor domestic vacation destinations when things return to normal."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
WMS Industries, Inc.	4.4	7.2
Jack in the Box, Inc.	4.1	4.5
Take-Two Interactive Software, Inc.	3.4	1.4
Jones Apparel Group, Inc.	3.1	1.7
Navistar International Corp.	2.7	1.7
Nintendo Co. Ltd.	2.5	3.4
Borders Group, Inc.	2.4	2.8
Cable Design Technologies Corp.	2.4	3.2
Beazer Homes USA, Inc.	2.4	2.0
Legato Systems, Inc.	2.3	2.6
	29.7
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	47.2	49.4
Information Technology	28.7	21.6
Industrials	14.2	14.4
Materials	3.5	4.3
Health Care	2.2	5.6
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 95.8%		Stocks 96.6%
	Convertible Securities 2.6%		Convertible Securities 2.2%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	9.2%	** Foreign investments	5.9%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 47.2%
Auto Components - 2.5%
American Axle & Manufacturing Holdings, Inc. (a)	590,000	$ 11,476
ArvinMeritor, Inc.	123,500	2,229
Dura Automotive Systems, Inc. Class A (a)	206,000	1,827
Goodyear Tire & Rubber Co.	62,700	1,404
Lear Corp. (a)	110,000	3,933
Superior Industries International, Inc.	114,600	4,475
		25,344
Automobiles - 2.3%
DaimlerChrysler AG (Reg.)	200,000	8,398
Nissan Motor Co. Ltd.	3,000,000	14,781
		23,179
Hotels, Restaurants & Leisure - 15.7%
Anchor Gaming (a)	273,100	16,632
Harrah's Entertainment, Inc. (a)	270,000	8,702
Jack in the Box, Inc. (a)	1,598,700	41,374
MGM Mirage, Inc. (a)	641,200	16,896
Mikohn Gaming Corp. (a)	125,000	932
Morton's Restaurant Group, Inc. (a)(d)	424,800	5,671
Outback Steakhouse, Inc. (a)	480,000	14,938
Park Place Entertainment Corp. (a)	923,500	7,757
Starwood Hotels & Resorts Worldwide, Inc. unit	60,000	1,628
WMS Industries, Inc. (a)(d)	2,155,000	44,518
		159,048
Household Durables - 9.5%
Bassett Furniture Industries, Inc.	234,300	3,430
Beazer Homes USA, Inc. (a)	357,000	23,919
Centex Corp.	100,000	4,519
D.R. Horton, Inc.	76,900	2,155
Leggett & Platt, Inc.	105,200	2,277
Lennar Corp.	326,200	12,135
M/I Schottenstein Homes, Inc.	222,600	9,124
Mohawk Industries, Inc. (a)	280,000	12,841
Nintendo Co. Ltd.	150,000	25,830
Schuler Homes, Inc. Class A (a)	27,900	507
		96,737
Internet & Catalog Retail - 0.1%
J. Jill Group, Inc. (f)	50,000	987
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 2.0%
Midway Games, Inc. (a)	1,325,359	$ 19,801
Media - 0.6%
Fox Entertainment Group, Inc. Class A (a)	150,000	3,828
News Corp. Ltd. ADR	90,000	2,763
		6,591
Multiline Retail - 3.0%
Big Lots, Inc.	149,900	1,409
Kmart Corp. (a)	3,770,000	22,997
ShopKo Stores, Inc. (a)	624,600	5,821
		30,227
Specialty Retail - 5.4%
Big Dog Holdings, Inc. (a)(d)	1,028,800	3,097
Borders Group, Inc. (a)	1,290,000	24,833
Claire's Stores, Inc.	176,600	2,525
Pacific Sunwear of California, Inc. (a)	370,000	6,660
Sonic Automotive, Inc. Class A (a)	272,500	5,409
Wet Seal, Inc. Class A (a)	571,950	12,091
		54,615
Textiles & Apparel - 6.1%
Fossil, Inc. (a)	783,300	17,037
Jones Apparel Group, Inc. (a)	1,022,900	31,935
Maxwell Shoe Co., Inc. Class A (a)(d)	879,600	12,552
Quaker Fabric Corp. (a)	95,000	679
		62,203
TOTAL CONSUMER DISCRETIONARY		478,732
CONSUMER STAPLES - 0.2%
Food Products - 0.2%
Aurora Foods, Inc. (a)	271,900	1,427
Personal Products - 0.0%
Natrol, Inc. (a)	95,000	270
Nu Skin Enterprises, Inc. Class A	10,000	80
		350
TOTAL CONSUMER STAPLES		1,777
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 0.1%
Oil & Gas - 0.1%
Conoco, Inc.	33,400	$ 914
FINANCIALS - 1.7%
Diversified Financials - 0.3%
Phoenix Companies, Inc.	222,000	3,521
Insurance - 1.4%
MetLife, Inc.	500,000	13,715
TOTAL FINANCIALS		17,236
HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 1.8%
Align Technology, Inc.	24,700	99
Cygnus, Inc. (a)(d)	1,715,850	9,454
I-Stat Corp. (a)	944,400	5,950
Novoste Corp. (a)	228,700	2,369
		17,872
Health Care Providers & Services - 0.2%
Service Corp. International (SCI) (a)	380,000	2,231
Pharmaceuticals - 0.0%
Twinlab Corp. (a)	512,300	599
TOTAL HEALTH CARE		20,702
INDUSTRIALS - 14.1%
Aerospace & Defense - 0.1%
Goodrich Corp.	50,000	1,219
Airlines - 1.9%
Atlantic Coast Airlines Holdings, Inc. (a)	218,100	4,515
Delta Air Lines, Inc.	380,000	11,012
SkyWest, Inc.	164,100	3,825
		19,352
Building Products - 3.2%
American Standard Companies, Inc. (a)	210,000	13,335
Associated Materials, Inc.	74,000	2,368
Lennox International, Inc.	340,000	3,162
NCI Building Systems, Inc. (a)	51,800	707
York International Corp.	342,100	12,487
		32,059
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.3%
CDI Corp. (a)	34,700	$ 609
Hall Kinion & Associates, Inc. (a)	195,000	1,365
Labor Ready, Inc. (a)	267,000	1,220
		3,194
Electrical Equipment - 0.7%
Belden, Inc.	226,500	4,915
TB Wood's Corp.	259,700	1,753
		6,668
Machinery - 5.3%
Columbus McKinnon Corp.	221,900	1,653
Milacron, Inc.	327,200	4,571
Navistar International Corp.	740,200	27,084
Pentair, Inc.	316,300	11,203
Trinity Industries, Inc.	346,400	9,235
		53,746
Road & Rail - 2.6%
Burlington Northern Santa Fe Corp.	552,800	16,203
Genesee & Wyoming, Inc. Class A (a)	235,450	7,028
Union Pacific Corp.	57,700	3,176
		26,407
TOTAL INDUSTRIALS		142,645
INFORMATION TECHNOLOGY - 27.0%
Communications Equipment - 7.6%
ADC Telecommunications, Inc. (a)	700,000	3,108
Cable Design Technologies Corp. (a)	1,978,571	24,475
Clarent Corp. (a)(d)	2,080,000	6,240
NMS Communications Corp. (a)	1,329,421	5,916
Performance Technologies, Inc. (a)(d)	1,214,250	14,328
Telefonaktiebolaget LM Ericsson AB sponsored ADR	1,800,000	9,828
Tellium, Inc.	36,000	251
Terayon Communication Systems, Inc. (a)	675,400	8,145
Tollgrade Communications, Inc. (a)	80,000	2,392
Turnstone Systems, Inc. (a)	872,300	2,983
		77,666
Computers & Peripherals - 1.3%
Sun Microsystems, Inc. (a)	920,000	13,101
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.5%
Avnet, Inc.	93,862	$ 2,229
Richardson Electronics Ltd.	238,000	2,844
		5,073
Internet Software & Services - 5.4%
Art Technology Group, Inc. (a)	1,350,000	4,320
iBasis, Inc. (a)	160,000	200
ITXC Corp. (a)	120,000	910
Kana Software, Inc. (a)	5,420,905	9,758
Primus Knowledge Solutions, Inc. (a)	668,500	481
SilverStream Software, Inc. (a)	469,000	2,973
Vignette Corp. (a)	3,380,000	18,286
Yahoo!, Inc. (a)	1,146,800	17,856
		54,784
IT Consulting & Services - 0.4%
Square Co. Ltd. (a)	300,000	4,332
Semiconductor Equipment & Products - 4.8%
Advanced Micro Devices, Inc. (a)	1,440,000	19,526
ATMI, Inc. (a)	32,300	730
Chartered Semiconductor Manufacturing Ltd. ADR (a)	200,000	4,360
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	810,300	12,908
United Microelectronics Corp. sponsored ADR	1,433,600	11,168
		48,692
Software - 7.0%
Compuware Corp. (a)	770,000	8,609
Interplay Entertainment Corp. (a)(d)	990,000	861
Interplay Entertainment Corp. (a)(d)(f)	1,350,770	1,058
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
Legato Systems, Inc. (a)	2,408,100	23,623
Resonate, Inc. (a)	496,400	1,256
Take-Two Interactive Software, Inc. (a)(d)	2,493,800	34,764
The 3DO Co. (a)	175,100	403
		70,574
TOTAL INFORMATION TECHNOLOGY		274,222
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 3.4%
Chemicals - 0.3%
Georgia Gulf Corp.	40,000	$ 714
Millennium Chemicals, Inc.	180,900	2,124
		2,838
Construction Materials - 1.4%
Centex Construction Products, Inc.	122,500	3,644
Texas Industries, Inc.	310,600	10,793
		14,437
Metals & Mining - 1.3%
Nucor Corp.	204,300	10,109
Rock of Ages Corp. Class A (a)	162,800	821
Steel Dynamics, Inc. (a)	189,900	1,952
		12,882
Paper & Forest Products - 0.4%
Georgia-Pacific Group	140,000	4,488
TOTAL MATERIALS		34,645
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Communications International, Inc.	100,000	1,190
UTILITIES - 0.0%
Electric Utilities - 0.0%
FirstEnergy Corp.	7,100	240
TOTAL COMMON STOCKS (Cost $943,458)		972,303
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
Xerox Capital Trust II $3.75 (e)	6,000	356
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Anthem, Inc. $3.00	3,000	197
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (f)	2,400	$ 4
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Boise Cascade Corp. $3.75	8,100	405
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $896)		962
Convertible Bonds - 2.5%
Moody's Ratings (unaudited)		Principal Amount (000s)
HEALTH CARE - 0.2%
Biotechnology - 0.2%
Alexion Pharmaceuticals, Inc. 5.75% 3/15/07	-	$ 3,000	1,973
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
SPACEHAB, Inc. 8% 10/15/07 (e)	-	2,500	1,000
INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 1.3%
Natural MicroSystems Corp. 5% 10/15/05	CCC+	12,830	7,057
Terayon Communication Systems, Inc. 5% 8/1/07	CCC	10,000	6,300
			13,357
Electronic Equipment & Instruments - 0.3%
Aspect Telecommunications Corp. 0% 8/10/18	CCC+	5,560	1,418
Richardson Electronics Ltd.:
7.25% 12/15/06	B3	404	332
8.25% 6/15/06	B3	1,978	1,669
			3,419
Internet Software & Services - 0.1%
iBasis, Inc. 5.75% 3/15/05	-	2,000	520
TOTAL INFORMATION TECHNOLOGY			17,296
Convertible Bonds - continued
Moody's Ratings (unaudited) (g)		Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Covad Communications Group, Inc. 6% 9/15/05 (c)(e)	D	$ 29,000	$ 5,510
TOTAL CONVERTIBLE BONDS (Cost $25,949)			25,779
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 2.23% (b)	20,880,922	20,881
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	52,050,905	52,051
TOTAL MONEY MARKET FUNDS (Cost $72,932)		72,932
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $1,043,235)		1,071,976
NET OTHER ASSETS - (5.6)%		(56,506)
NET ASSETS - 100%		$ 1,015,470
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,866,000 or 0.7% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 41
Interplay Entertainment Corp.	3/30/01	$ 2,111
J. Jill Group, Inc.	2/5/01	$ 900
(g) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $652,088,000 and $240,077,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,049,000 or 0.2% of net assets.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,043,735,000. Net unrealized appreciation aggregated $28,241,000, of which $195,710,000 related to appreciated investment securities and $167,469,000 related to depreciated investment securities.

The fund hereby designates approximately $13,827,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $49,933) (cost $1,043,235) - See accompanying schedule		$ 1,071,976
Cash		10
Receivable for investments sold		4,414
Receivable for fund shares sold		3,801
Dividends receivable		389
Interest receivable		440
Other receivables		31
Total assets		1,081,061
Liabilities
Payable for investments purchased	$ 10,644
Payable for fund shares redeemed	1,759
Accrued management fee	463
Distribution fees payable	428
Other payables and accrued expenses	246
Collateral on securities loaned, at value	52,051
Total liabilities		65,591
Net Assets		$ 1,015,470
Net Assets consist of:
Paid in capital		$ 976,722
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		10,016
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,732
Net Assets		$ 1,015,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($89,211 ÷ 3,602 shares)	$24.77
Maximum offering price per share (100/94.25 of $24.77)	$26.28
Class T: Net Asset Value and redemption price per share ($667,477 ÷ 26,323 shares)	$25.36
Maximum offering price per share (100/96.50 of $25.36)	$26.28
Class B: Net Asset Value and offering price per share ($171,791 ÷ 7,026 shares) A	$24.45
Class C: Net Asset Value and offering price per share ($21,201 ÷ 866 shares) A	$24.47
Initial Class: Net Asset Value, offering price and redemption price per share ($19,048 ÷ 731 shares)	$26.05
Institutional Class: Net Asset Value, offering price and redemption price per share ($46,742 ÷ 1,839 shares)	$25.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 3,111
Interest		2,485
Security lending		302
Total income		5,898
Expenses
Management fee Basic fee	$ 4,461
Performance adjustment	(81)
Transfer agent fees	1,837
Distribution fees	4,119
Accounting and security lending fees	237
Non-interested trustees' compensation	3
Custodian fees and expenses	37
Registration fees	145
Audit	34
Legal	7
Miscellaneous	65
Total expenses before reductions	10,864
Expense reductions	(90)	10,774
Net investment income (loss)		(4,876)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $10,575 on sales of investments in affiliated issuers)	15,239
Foreign currency transactions	(56)	15,183
Change in net unrealized appreciation (depreciation) on:
Investment securities	36,346
Assets and liabilities in foreign currencies	2	36,348
Net gain (loss)		51,531
Net increase (decrease) in net assets resulting from operations		$ 46,655

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (4,876)	$ (2,543)
Net realized gain (loss)	15,183	35,313
Change in net unrealized appreciation (depreciation)	36,348	20,021
Net increase (decrease) in net assets resulting from operations	46,655	52,791
Distributions to shareholders From net investment income	(30)	-
From net realized gain	(27,305)	(108,549)
Total distributions	(27,335)	(108,549)
Share transactions - net increase (decrease)	458,052	77,776
Total increase (decrease) in net assets	477,372	22,018
Net Assets
Beginning of period	538,098	516,080
End of period	$ 1,015,470	$ 538,098

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997 I	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.42	$ 26.76	$ 23.89	$ 27.51	$ 22.51	$ 23.48
Income from Invest- ment Operations
Net investment income (loss) E	(.10)	(.06)	(.10)	(.14)	(.13)	.08
Net realized and unrealized gain (loss)	2.75	2.46	4.15	(1.09)	6.00	1.26
Total from investment operations	2.65	2.40	4.05	(1.23)	5.87	1.34
Less Distributions
From net investment income	-	-	-	-	-	(.37)
From net realized gain	(1.30)	(5.74)	(1.18)	(2.39)	(.87)	(1.94)
Total distributions	(1.30)	(5.74)	(1.18)	(2.39)	(.87)	(2.31)
Net asset value, end of period	$ 24.77	$ 23.42	$ 26.76	$ 23.89	$ 27.51	$ 22.51
Total Return B, C, D	11.90%	11.18%	17.62%	(4.45)%	26.96%	5.80%
Ratios to Average Net Assets H
Expenses before expense reductions	1.17%	1.01%	1.10%	1.26%	3.71% A	3.80% A
Expenses net of voluntary waivers, if any	1.17%	1.01%	1.10%	1.24%	1.49% A	.99% A, G
Expenses net of all reductions	1.16%	1.00%	1.08%	1.23%	1.47% A	.97% A
Net investment income (loss)	(.39)%	(.26)%	(.40)%	(.59)%	(.59)% A	1.00% A
Supplemental Data
Net assets, end of period (in millions)	$ 89	$ 20	$ 8	$ 5	$ 2	$ 1
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to December 31, 1996.

G Limited in accordance with a state expense limitation.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997 H	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 23.91	$ 27.13	$ 24.23	$ 27.78	$ 22.69	$ 24.88
Income from Investment Operations
Net investment income (loss) E	(.15)	(.10)	(.12)	(.13)	(.07)	.17
Net realized and unrealized gain (loss)	2.81	2.52	4.20	(1.10)	6.03	.18
Total from investment operations	2.66	2.42	4.08	(1.23)	5.96	.35
Less Distributions
From net investment income	-	-	-	-	-	(.19)
From net realized gain	(1.21)	(5.64)	(1.18)	(2.32)	(.87)	(2.35)
Total distributions	(1.21)	(5.64)	(1.18)	(2.32)	(.87)	(2.54)
Net asset value, end of period	$ 25.36	$ 23.91	$ 27.13	$ 24.23	$ 27.78	$ 22.69
Total Return B, C, D	11.65%	11.03%	17.49%	(4.40)%	27.15%	1.53%
Ratios to Average Net Assets F
Expenses before expense reductions	1.36%	1.15%	1.18%	1.16%	1.24% A	1.28%
Expenses net of voluntary waivers, if any	1.36%	1.15%	1.18%	1.16%	1.24% A	1.28%
Expenses net of all reductions	1.34%	1.14%	1.16%	1.15%	1.23% A	1.27%
Net investment income (loss)	(.58)%	(.40)%	(.48)%	(.53)%	(.29)% A	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 667	$ 403	$ 393	$ 444	$ 529	$ 561
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Year ended December 31.

H Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997 H	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 23.08	$ 26.36	$ 23.69	$ 27.23	$ 22.36	$ 24.56
Income from Investment Operations
Net investment income (loss) E	(.28)	(.22)	(.26)	(.27)	(.18)	.04
Net realized and unrealized gain (loss)	2.71	2.44	4.11	(1.07)	5.92	.18
Total from investment operations	2.43	2.22	3.85	(1.34)	5.74	.22
Less Distributions
From net investment income	-	-	-	-	-	(.07)
From net realized gain	(1.06)	(5.50)	(1.18)	(2.20)	(.87)	(2.35)
Total distributions	(1.06)	(5.50)	(1.18)	(2.20)	(.87)	(2.42)
Net asset value, end of period	$ 24.45	$ 23.08	$ 26.36	$ 23.69	$ 27.23	$ 22.36
Total Return B, C, D	10.97%	10.42%	16.89%	(4.94)%	26.55%	1.00%
Ratios to Average Net Assets F
Expenses before expense reductions	1.93%	1.70%	1.72%	1.71%	1.78% A	1.80%
Expenses net of voluntary waivers, if any	1.93%	1.70%	1.72%	1.71%	1.78% A	1.80%
Expenses net of all reductions	1.92%	1.69%	1.70%	1.70%	1.77% A	1.79%
Net investment income (loss)	(1.16)%	(.95)%	(1.02)%	(1.07)%	(.84)% A	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 172	$ 87	$ 92	$ 101	$ 110	$ 99
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Year ended December 31.

H Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.45
Income from Investment Operations
Net investment loss E	(.07)
Net realized and unrealized gain (loss)	(1.91)
Total from investment operations	(1.98)
Net asset value, end of period	$ 24.47
Total Return B, C, D	(7.49)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.87% A
Expenses net of voluntary waivers, if any	1.87% A
Expenses net of all reductions	1.86% A
Net investment loss	(1.10)% A
Supplemental Data
Net assets, end of period (in millions)	$ 21
Portfolio turnover rate	31%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended November 30,	2001	2000	1999	1998	1997 H	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 24.53	$ 27.74	$ 24.61	$ 28.19	$ 22.90	$ 25.10
Income from Investment Operations
Net investment income (loss) E	(.00)	.04	.02	(.02)	.04	.28
Net realized and unrealized gain (loss)	2.86	2.56	4.29	(1.12)	6.12	.19
Total from investment operations	2.86	2.60	4.31	(1.14)	6.16	.47
Less Distributions
From net investment income	(.02)	-	-	-	-	(.32)
From net realized gain	(1.32)	(5.81)	(1.18)	(2.44)	(.87)	(2.35)
Total distributions	(1.34)	(5.81)	(1.18)	(2.44)	(.87)	(2.67)
Net asset value, end of period	$ 26.05	$ 24.53	$ 27.74	$ 24.61	$ 28.19	$ 22.90
Total Return B, C, D	12.26%	11.62%	18.18%	(3.98)%	27.79%	2.00%
Ratios to Average Net Assets F
Expenses before expense reductions	.79%	.59%	.63%	.70%	.77% A	.82%
Expenses net of voluntary waivers, if any	.79%	.59%	.63%	.70%	.77% A	.82%
Expenses net of all reductions	.77%	.58%	.61%	.69%	.76% A	.81%
Net investment income (loss)	(.01)%	.16%	.06%	(.06)%	.18% A	1.16%
Supplemental Data
Net assets, end of period (in millions)	$ 19	$ 19	$ 19	$ 18	$ 22	$ 20
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of former sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Year ended December 31.

H Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997 G	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.96	$ 27.21	$ 24.17	$ 27.63	$ 22.57	$ 24.80
Income from Investment Operations
Net investment income (loss) D	(.02)	.03	.01	(.05)	(.05)	.29
Net realized and unrealized gain (loss)	2.83	2.51	4.21	(1.10)	5.98	.17
Total from investment operations	2.81	2.54	4.22	(1.15)	5.93	.46
Less Distributions
From net investment income	(.03)	-	-	-	-	(.34)
From net realized gain	(1.32)	(5.79)	(1.18)	(2.31)	(.87)	(2.35)
Total distributions	(1.35)	(5.79)	(1.18)	(2.31)	(.87)	(2.69)
Net asset value, end of period	$ 25.42	$ 23.96	$ 27.21	$ 24.17	$ 27.63	$ 22.57
Total Return B, C	12.35%	11.61%	18.14%	(4.12)%	27.16%	1.99%
Ratios to Average Net Assets E
Expenses before expense reductions	.84%	.63%	.65%	.85%	1.06% A	.78%
Expenses net of voluntary waivers, if any	.84%	.63%	.65%	.85%	1.06% A	.78%
Expenses net of all reductions	.83%	.62%	.63%	.84%	1.05% A	.76%
Net investment income (loss)	(.06)%	.12%	.05%	(.20)%	(.21)% A	1.21%
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 11	$ 4	$ 5	$ 6	$ 42
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Year ended December 31.

G Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Initial, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on August 16, 2001. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, net operating losses and losses deferred due to wash sales and excise tax regulations.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance of the asset-weighted average return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .57% of the fund's average net assets. Effective July 1, 1999, the fund's performance adjustment was phased out over an 18 month period. During the phase out period the performance adjustment could decrease, but not increase, the management fee owed by the fund.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Initial Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 124,000	$ 0
Class T	.25%	.25%	2,730,000	19,000
Class B	.75%	.25%	1,241,000	930,000
Class C	.75%	.25%	24,000	11,000
			$ 4,119,000	$ 960,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 294,000	$ 133,000
Class T	390,000	131,000
Class B	224,000	224,000*
Class C	1,000	1,000*
	$ 909,000	$ 489,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund except for Initial Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 142,000.28
Class T	1,225,000.22
Class B	376,000.30
Class C	6,000	.25 *
Initial Class	30,000.15
Institutional Class	58,000.20
	$ 1,837,000

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $727,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $88,000 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,000.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net investment income
Initial Class	$ 15	$ -
Institutional Class	15	-
Total	$ 30	$ -
From net realized gain
Class A	$ 1,182	$ 1,693
Class T	20,499	82,756
Class B	3,945	19,314
Initial Class	1,001	3,945
Institutional Class	678	841
Total	$ 27,305	$ 108,549
Total	$ 27,335	$ 108,549

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	3,246	676	$ 80,826	$ 16,181
Reinvestment of distributions	49	77	1,109	1,664
Shares redeemed	(529)	(211)	(12,734)	(4,874)
Net increase (decrease)	2,766	542	$ 69,201	$ 12,971
Class T Shares sold	15,516	6,195	$ 401,376	$ 149,844
Reinvestment of distributions	779	3,254	17,991	71,573
Shares redeemed	(6,813)	(7,107)	(169,270)	(169,679)
Net increase (decrease)	9,482	2,342	$ 250,097	$ 51,738
Class B Shares sold	5,492	861	$ 136,470	$ 19,880
Reinvestment of distributions	163	834	3,640	17,807
Shares redeemed	(2,391)	(1,421)	(57,196)	(33,230)
Net increase (decrease)	3,264	274	$ 82,914	$ 4,457
Class C Shares sold	921	-	$ 21,629	$ -
Reinvestment of distributions	-	-	-	-
Shares redeemed	(55)	-	(1,271)	-
Net increase (decrease)	866	-	$ 20,358	$ -
Initial Class Shares sold	9	1	$ 236	$ 25
Reinvestment of distributions	38	156	892	3,517
Shares redeemed	(72)	(78)	(1,979)	(1,910)
Net increase (decrease)	(25)	79	$ (851)	$ 1,632
Institutional Class Shares sold	2,643	606	$ 68,666	$ 14,765
Reinvestment of distributions	29	34	662	752
Shares redeemed	(1,271)	(350)	(32,995)	(8,539)
Net increase (decrease)	1,401	290	$ 36,333	$ 6,978

Annual Report

Notes to Financial Statements - continued

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alliance Pharmaceutical Corp.	$ 150	$ 24,516	$ -	$ -
Big Dog Holdings, Inc.	-	-	-	3,097
Clarent Corp.	225	-	-	6,240
Cygnus, Inc.	1,440	-	-	9,454
Genesee & Wyoming, Inc. Class A	95	333	-	-
I-Stat Corp.	99	-	-	-
Interplay Entertainment Corp.	-	-	-	-
Maxwell Shoe, Inc. Class A	-	-	-	12,552
Morton's Restaurant Group, Inc.	-	-	-	5,671
Performance Technologies, Inc.	1,264	-	-	14,328
WMS Industries, Inc.	13,330	6,563	-	44,518
Take-Two Interactive Software, Inc.	9,115	-	-	34,764
TOTALS	$ 25,718	$ 31,412	$ -	$ 130,624

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the six years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Initial Class	12/24/01	12/21/01	$0.19
	1/7/02	1/4/02	$0.07

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Harris Leviton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk*

Marie L. Knowles*

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.
Boston, MA

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Fidelity® Advisor

Value Strategies

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on stock market strategies.
Performance	4	How the fund has done over time.
Fund Talk	16	The manager's review of fund performance, strategy and outlook.
Investment Changes	19	A summary of major shifts in the fund's investments over the past six months.
Investments	20	A complete list of the fund's investments with their market values.
Financial Statements	29	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	39	Notes to the financial statements.
Independent Auditors' Report	48	The auditors' opinion.
Distributions	49

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Value Strategies Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Value Strategies - CL A	11.90%	77.38%	233.77%
Fidelity Adv Value Strategies - CL A (incl. 5.75% sales charge)	5.47%	67.18%	214.58%
Russell Midcap® Value	6.92%	64.47%	304.88%
Mid-Cap Funds Average	-10.36%	57.74%	224.92%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Russell Midcap® Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. domiciled companies. To measure how Class A's performance stacked up against its peers, you can compare it to the mid cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 567 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL A	11.90%	12.15%	12.81%
Fidelity Adv Value Strategies - CL A (incl. 5.75% sales charge)	5.47%	10.83%	12.14%
Russell Midcap Value	6.92%	10.46%	15.01%
Mid-Cap Funds Average	-10.36%	9.02%	12.24%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund - Class A on November 30, 1991, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $31,458 - a 214.58% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $40,488 - a 304.88% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2001, the one year, five year and 10 year cumulative total returns for the small-cap core funds average were 10.71%, 57.07%, and 238.66%, respectively; and the one year, five year and 10 year average annual total returns were 10.71%, 8.98%, and 12.84%, respectively.

Annual Report

Fidelity Advisor Value Strategies Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL T	11.65%	76.82%	232.85%
Fidelity Adv Value Strategies - CL T (incl. 3.50% sales charge)	7.74%	70.63%	221.20%
Russell Midcap Value	6.92%	64.47%	304.88%
Mid-Cap Funds Average	-10.36%	57.74%	224.92%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. domiciled companies. To measure how Class T's performance stacked up against its peers, you can compare it to the mid cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 567 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL T	11.65%	12.07%	12.78%
Fidelity Adv Value Strategies - CL T (incl. 3.50% sales charge)	7.74%	11.28%	12.38%
Russell Midcap Value	6.92%	10.46%	15.01%
Mid-Cap Funds Average	-10.36%	9.02%	12.24%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Class T on November 30, 1991, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $32,120 - a 221.20% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $40,488 - a 304.88% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2001, the one year, five year and 10 year cumulative total returns for the small-cap core funds average were 10.71%, 57.07%, and 238.66%, respectively; and the one year, five year and 10 year average annual total returns were 10.71%, 8.98%, and 12.84%, respectively.

Annual Report

Fidelity Advisor Value Strategies Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 1994. Returns prior to June 30, 1994 are those of Class T, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Annual Report

Fidelity Advisor Value Strategies Fund - Class B

Performance - continued

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL B	10.97%	72.00%	220.20%
Fidelity Adv Value Strategies - CL B (incl. contingent deferred sales charge)	5.97%	70.00%	220.20%
Russell Midcap Value	6.92%	64.47%	304.88%
Mid-Cap Funds Average	-10.36%	57.74%	224.92%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. domiciled companies. To measure how Class B's performance stacked up against its peers, you can compare it to the mid cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 567 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 11 of this report.(dagger)

Annual Report

Fidelity Advisor Value Strategies Fund - Class B

Performance - continued

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL B	10.97%	11.46%	12.34%
Fidelity Adv Value Strategies - CL B (incl. contingent deferred sales charge)	5.97%	11.20%	12.34%
Russell Midcap Value	6.92%	10.46%	15.01%
Mid-Cap Funds Average	-10.36%	9.02%	12.24%

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

Annual Report

Fidelity Advisor Value Strategies Fund - Class B

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Class B on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $32,020 - a 220.20% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $40,488 - a 304.88% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2001, the one year, five year and 10 year cumulative total returns for the small-cap core funds average were 10.71%, 57.07%, and 238.66%, respectively; and the one year, five year and 10 year average annual total returns were 10.71%, 8.98% and, 12.84%, respectively.

Annual Report

Fidelity Advisor Value Strategies Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on August 16, 2001. Class C shares bear a 1.00% 12b-1 fee. Returns from June 30, 1994 through August 16, 2001 are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to June 30, 1994 are those of Class T, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Annual Report

Fidelity Advisor Value Strategies Fund - Class C

Performance - continued

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL C	11.06%	72.14%	220.47%
Fidelity Adv Value Strategies - CL C (incl. contingent deferred sales charge)	10.06%	72.14%	220.47%
Russell Midcap Value	6.92%	64.47%	304.88%
Mid-Cap Funds Average	-10.36%	57.74%	224.92%

Cumulative total returns show Class C's performance in percentage terms over a set period - or since the fund started on August 16, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. domiciled companies. To measure how Class C's performance stacked up against its peers, you can compare it to the mid cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 567 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 15 of this report.(dagger)

Annual Report

Fidelity Advisor Value Strategies Fund - Class C

Performance - continued

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL C	11.06%	11.47%	12.35%
Fidelity Adv Value Strategies - CL C (incl. contingent deferred sales charge)	10.06%	11.47%	12.35%
Russell Midcap Value	6.92%	10.46%	15.01%
Mid-Cap Funds Average	-10.36%	9.02%	12.24%

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

Annual Report

Fidelity Advisor Value Strategies Fund - Class C

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Class C on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $32,047 - a 220.47% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $40,488 - a 304.88% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2001, the one year, five year and 10 year cumulative total returns for the small-cap core funds average were 10.71%, 57.07%, and 238.66%, respectively; and the one year, five year and 10 year average annual total returns were 10.71%, 8.98% and, 12.84%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Harris Leviton, Portfolio Manager of Fidelity Advisor Value Strategies Fund

Q. How did the fund perform, Harris?

A. For the 12-month period that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned 11.90%, 11.65%, 10.97% and 11.06%, respectively. In comparison, the Russell Midcap Value Index returned 6.92% and the mid-cap funds average tracked by Lipper Inc. declined 10.36% for the same period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What drove the strong performance of the fund relative to its index and Lipper peer group average during the past year?

A. Generally speaking, investors grew more appreciative of the smaller-cap companies with stable earnings growth that had been neglected for some time. When the economy weakened and dampened corporate earnings, particularly those of widely followed large-cap companies, investors were attracted to smaller companies in several undervalued industries, such as video gaming, homebuilding and retail apparel that were the heart of the fund. By and large, mid- and small-cap companies were more attractively valued because of their favorable price-to-earnings and debt-to-equity ratios and strong free cash flows.

Q. Were there any other reasons why video game, homebuilding and retail apparel stocks performed so well?

A. A wave of new product cycles in the video game industry created a buzz in the media. Late in 2000, Sony introduced its well-received PlayStation 2 home entertainment system. This year, Nintendo launched its GameCube and Microsoft introduced its new Xbox, each of which sold more units than expected. Strong demand for these new products also boosted our holdings of home video game software developers Activision, Midway Games and Take-Two Interactive Software. I sold off Activision earlier in the period to lock in profits. Moderate real estate supply, better operating efficiency and a steady decline in home mortgage rates helped the fund's positions in Beazer Homes, M/I Shottenstein Homes, Lennar and Centex. In retail, niche apparel companies such as Wet Seal and Fossil posted strong earnings and free cash flow during the period, which was recognized by more investors and boosted their stock prices.

Q. It was a volatile period. Were the fund's holdings under pressure at any point?

A. Yes, they were. The terrorist attacks of September 11 caused a significant - but fortunately short-term - disruption. During the two-week period after the attacks, business came to a virtual standstill in many of the consumer-oriented and leisure industries in which the fund was focused. Investors fled these stocks, causing the fund to severely underperform its index and peer group during the month. Fortunately, investors recognized shortly thereafter that business was likely to improve, and many began buying back the stocks. This buying trend accelerated as the period progressed, helping the fund outperform its index and peer group handily during the final two months of the period.

Q. Did you make any adjustments to the fund in light of the markets' reaction to the events of September 11?

A. I was able to use the markets' volatility to reposition the fund, selling some defense and utility stocks that had appreciated, while opportunistically buying regional airlines and attractively priced casino and hotel stocks. I also added to our information technology (IT) holdings, finding some buying opportunities in the emerging communications area, which caused the fund's technology weighting to rise significantly from a year ago. Some stocks had yet to influence performance before the period ended, but others, such as Terayon Communication Systems, Efficient Networks and Internet portal Yahoo!, did make a positive contribution.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other holdings were disappointments?

A. Alliance Pharmaceutical, the fund's biggest detractor, had disappointing clinical trial results. Businesses tied to the computerization of telephone networks, such as Performance Technologies and Cable Design Technology, experienced sluggish sales growth due to a slow corporate IT spending environment, though both companies were starting to see improvements by the end of the period. Discount retailer Ames Department Stores and high-end steakhouse Morton's Restaurant Group each suffered from difficult economic times. Several stocks I've mentioned in this report were no longer held at the close of the fiscal year.

Q. What's your outlook?

A. It's quite positive, for a variety of reasons. Lower interest rates have put the cost of borrowing money at the lowest levels since the 1960s. There's little to no inflation. Gasoline prices have fallen sharply. Money market rates at banks are hovering around 2%, which makes stocks look more attractive. Historically, after two straight years of a declining stock market, prices have reversed course the following year. That said, stocks have bounced back sharply since their lows in September, but there's yet to be widespread improvement in corporate earnings - a major factor in stock performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 13, 1983

Size: as of November 30, 2001, more than $1.0 billion

Manager: Harris Leviton, since 1996; joined Fidelity in 1986

3

Harris Leviton on his strategy in the aftermath of September 11:

"The important thing was to recognize that despite these horrible tragedies, the world was not coming to an end. It was a difficult mindset to maintain, given the number of lives that were affected, but I felt it was necessary to effectively evaluate the market volatility that ensued. In doing so, I looked at the areas that were hurt most by the market's sell-off during the two-week period after September 11 to gauge where the best opportunities were.

"I also used history as a guidepost. Although there hadn't been an event that disrupted the stock market in such a dramatic fashion in years, there were other events - the Persian Gulf War in 1991 or the devaluation of Brazil's currency and the Russian monetary crisis during the late 1990s, for instance - that helped me conclude that the markets would stabilize, the current geopolitical conflict in Afghanistan would be relatively brief and business would return to normal before too long. History has shown that investors can be rewarded for stepping up and buying in these situations.

"Using this outlook, I bought a number of growth stocks at substantial discounts to the range in which they typically trade. Specifically, I added regional airlines SkyWest and Atlantic Coast, because their businesses were more likely to return to normal faster given their shorter flight routes and weaker competition. Elsewhere, I added to positions in casino-gaming operators, such as Harrah's Entertainment, MGM Mirage and Park Place Entertainment, on the belief that Americans would be more likely to favor domestic vacation destinations when things return to normal."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
WMS Industries, Inc.	4.4	7.2
Jack in the Box, Inc.	4.1	4.5
Take-Two Interactive Software, Inc.	3.4	1.4
Jones Apparel Group, Inc.	3.1	1.7
Navistar International Corp.	2.7	1.7
Nintendo Co. Ltd.	2.5	3.4
Borders Group, Inc.	2.4	2.8
Cable Design Technologies Corp.	2.4	3.2
Beazer Homes USA, Inc.	2.4	2.0
Legato Systems, Inc.	2.3	2.6
	29.7
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	47.2	49.4
Information Technology	28.7	21.6
Industrials	14.2	14.4
Materials	3.5	4.3
Health Care	2.2	5.6
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 95.8%		Stocks 96.6%
	Convertible Securities 2.6%		Convertible Securities 2.2%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	9.2%	** Foreign investments	5.9%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 47.2%
Auto Components - 2.5%
American Axle & Manufacturing Holdings, Inc. (a)	590,000	$ 11,476
ArvinMeritor, Inc.	123,500	2,229
Dura Automotive Systems, Inc. Class A (a)	206,000	1,827
Goodyear Tire & Rubber Co.	62,700	1,404
Lear Corp. (a)	110,000	3,933
Superior Industries International, Inc.	114,600	4,475
		25,344
Automobiles - 2.3%
DaimlerChrysler AG (Reg.)	200,000	8,398
Nissan Motor Co. Ltd.	3,000,000	14,781
		23,179
Hotels, Restaurants & Leisure - 15.7%
Anchor Gaming (a)	273,100	16,632
Harrah's Entertainment, Inc. (a)	270,000	8,702
Jack in the Box, Inc. (a)	1,598,700	41,374
MGM Mirage, Inc. (a)	641,200	16,896
Mikohn Gaming Corp. (a)	125,000	932
Morton's Restaurant Group, Inc. (a)(d)	424,800	5,671
Outback Steakhouse, Inc. (a)	480,000	14,938
Park Place Entertainment Corp. (a)	923,500	7,757
Starwood Hotels & Resorts Worldwide, Inc. unit	60,000	1,628
WMS Industries, Inc. (a)(d)	2,155,000	44,518
		159,048
Household Durables - 9.5%
Bassett Furniture Industries, Inc.	234,300	3,430
Beazer Homes USA, Inc. (a)	357,000	23,919
Centex Corp.	100,000	4,519
D.R. Horton, Inc.	76,900	2,155
Leggett & Platt, Inc.	105,200	2,277
Lennar Corp.	326,200	12,135
M/I Schottenstein Homes, Inc.	222,600	9,124
Mohawk Industries, Inc. (a)	280,000	12,841
Nintendo Co. Ltd.	150,000	25,830
Schuler Homes, Inc. Class A (a)	27,900	507
		96,737
Internet & Catalog Retail - 0.1%
J. Jill Group, Inc. (f)	50,000	987
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 2.0%
Midway Games, Inc. (a)	1,325,359	$ 19,801
Media - 0.6%
Fox Entertainment Group, Inc. Class A (a)	150,000	3,828
News Corp. Ltd. ADR	90,000	2,763
		6,591
Multiline Retail - 3.0%
Big Lots, Inc.	149,900	1,409
Kmart Corp. (a)	3,770,000	22,997
ShopKo Stores, Inc. (a)	624,600	5,821
		30,227
Specialty Retail - 5.4%
Big Dog Holdings, Inc. (a)(d)	1,028,800	3,097
Borders Group, Inc. (a)	1,290,000	24,833
Claire's Stores, Inc.	176,600	2,525
Pacific Sunwear of California, Inc. (a)	370,000	6,660
Sonic Automotive, Inc. Class A (a)	272,500	5,409
Wet Seal, Inc. Class A (a)	571,950	12,091
		54,615
Textiles & Apparel - 6.1%
Fossil, Inc. (a)	783,300	17,037
Jones Apparel Group, Inc. (a)	1,022,900	31,935
Maxwell Shoe Co., Inc. Class A (a)(d)	879,600	12,552
Quaker Fabric Corp. (a)	95,000	679
		62,203
TOTAL CONSUMER DISCRETIONARY		478,732
CONSUMER STAPLES - 0.2%
Food Products - 0.2%
Aurora Foods, Inc. (a)	271,900	1,427
Personal Products - 0.0%
Natrol, Inc. (a)	95,000	270
Nu Skin Enterprises, Inc. Class A	10,000	80
		350
TOTAL CONSUMER STAPLES		1,777
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 0.1%
Oil & Gas - 0.1%
Conoco, Inc.	33,400	$ 914
FINANCIALS - 1.7%
Diversified Financials - 0.3%
Phoenix Companies, Inc.	222,000	3,521
Insurance - 1.4%
MetLife, Inc.	500,000	13,715
TOTAL FINANCIALS		17,236
HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 1.8%
Align Technology, Inc.	24,700	99
Cygnus, Inc. (a)(d)	1,715,850	9,454
I-Stat Corp. (a)	944,400	5,950
Novoste Corp. (a)	228,700	2,369
		17,872
Health Care Providers & Services - 0.2%
Service Corp. International (SCI) (a)	380,000	2,231
Pharmaceuticals - 0.0%
Twinlab Corp. (a)	512,300	599
TOTAL HEALTH CARE		20,702
INDUSTRIALS - 14.1%
Aerospace & Defense - 0.1%
Goodrich Corp.	50,000	1,219
Airlines - 1.9%
Atlantic Coast Airlines Holdings, Inc. (a)	218,100	4,515
Delta Air Lines, Inc.	380,000	11,012
SkyWest, Inc.	164,100	3,825
		19,352
Building Products - 3.2%
American Standard Companies, Inc. (a)	210,000	13,335
Associated Materials, Inc.	74,000	2,368
Lennox International, Inc.	340,000	3,162
NCI Building Systems, Inc. (a)	51,800	707
York International Corp.	342,100	12,487
		32,059
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.3%
CDI Corp. (a)	34,700	$ 609
Hall Kinion & Associates, Inc. (a)	195,000	1,365
Labor Ready, Inc. (a)	267,000	1,220
		3,194
Electrical Equipment - 0.7%
Belden, Inc.	226,500	4,915
TB Wood's Corp.	259,700	1,753
		6,668
Machinery - 5.3%
Columbus McKinnon Corp.	221,900	1,653
Milacron, Inc.	327,200	4,571
Navistar International Corp.	740,200	27,084
Pentair, Inc.	316,300	11,203
Trinity Industries, Inc.	346,400	9,235
		53,746
Road & Rail - 2.6%
Burlington Northern Santa Fe Corp.	552,800	16,203
Genesee & Wyoming, Inc. Class A (a)	235,450	7,028
Union Pacific Corp.	57,700	3,176
		26,407
TOTAL INDUSTRIALS		142,645
INFORMATION TECHNOLOGY - 27.0%
Communications Equipment - 7.6%
ADC Telecommunications, Inc. (a)	700,000	3,108
Cable Design Technologies Corp. (a)	1,978,571	24,475
Clarent Corp. (a)(d)	2,080,000	6,240
NMS Communications Corp. (a)	1,329,421	5,916
Performance Technologies, Inc. (a)(d)	1,214,250	14,328
Telefonaktiebolaget LM Ericsson AB sponsored ADR	1,800,000	9,828
Tellium, Inc.	36,000	251
Terayon Communication Systems, Inc. (a)	675,400	8,145
Tollgrade Communications, Inc. (a)	80,000	2,392
Turnstone Systems, Inc. (a)	872,300	2,983
		77,666
Computers & Peripherals - 1.3%
Sun Microsystems, Inc. (a)	920,000	13,101
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.5%
Avnet, Inc.	93,862	$ 2,229
Richardson Electronics Ltd.	238,000	2,844
		5,073
Internet Software & Services - 5.4%
Art Technology Group, Inc. (a)	1,350,000	4,320
iBasis, Inc. (a)	160,000	200
ITXC Corp. (a)	120,000	910
Kana Software, Inc. (a)	5,420,905	9,758
Primus Knowledge Solutions, Inc. (a)	668,500	481
SilverStream Software, Inc. (a)	469,000	2,973
Vignette Corp. (a)	3,380,000	18,286
Yahoo!, Inc. (a)	1,146,800	17,856
		54,784
IT Consulting & Services - 0.4%
Square Co. Ltd. (a)	300,000	4,332
Semiconductor Equipment & Products - 4.8%
Advanced Micro Devices, Inc. (a)	1,440,000	19,526
ATMI, Inc. (a)	32,300	730
Chartered Semiconductor Manufacturing Ltd. ADR (a)	200,000	4,360
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	810,300	12,908
United Microelectronics Corp. sponsored ADR	1,433,600	11,168
		48,692
Software - 7.0%
Compuware Corp. (a)	770,000	8,609
Interplay Entertainment Corp. (a)(d)	990,000	861
Interplay Entertainment Corp. (a)(d)(f)	1,350,770	1,058
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
Legato Systems, Inc. (a)	2,408,100	23,623
Resonate, Inc. (a)	496,400	1,256
Take-Two Interactive Software, Inc. (a)(d)	2,493,800	34,764
The 3DO Co. (a)	175,100	403
		70,574
TOTAL INFORMATION TECHNOLOGY		274,222
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 3.4%
Chemicals - 0.3%
Georgia Gulf Corp.	40,000	$ 714
Millennium Chemicals, Inc.	180,900	2,124
		2,838
Construction Materials - 1.4%
Centex Construction Products, Inc.	122,500	3,644
Texas Industries, Inc.	310,600	10,793
		14,437
Metals & Mining - 1.3%
Nucor Corp.	204,300	10,109
Rock of Ages Corp. Class A (a)	162,800	821
Steel Dynamics, Inc. (a)	189,900	1,952
		12,882
Paper & Forest Products - 0.4%
Georgia-Pacific Group	140,000	4,488
TOTAL MATERIALS		34,645
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Communications International, Inc.	100,000	1,190
UTILITIES - 0.0%
Electric Utilities - 0.0%
FirstEnergy Corp.	7,100	240
TOTAL COMMON STOCKS (Cost $943,458)		972,303
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
Xerox Capital Trust II $3.75 (e)	6,000	356
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Anthem, Inc. $3.00	3,000	197
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (f)	2,400	$ 4
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Boise Cascade Corp. $3.75	8,100	405
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $896)		962
Convertible Bonds - 2.5%
Moody's Ratings (unaudited)		Principal Amount (000s)
HEALTH CARE - 0.2%
Biotechnology - 0.2%
Alexion Pharmaceuticals, Inc. 5.75% 3/15/07	-	$ 3,000	1,973
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
SPACEHAB, Inc. 8% 10/15/07 (e)	-	2,500	1,000
INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 1.3%
Natural MicroSystems Corp. 5% 10/15/05	CCC+	12,830	7,057
Terayon Communication Systems, Inc. 5% 8/1/07	CCC	10,000	6,300
			13,357
Electronic Equipment & Instruments - 0.3%
Aspect Telecommunications Corp. 0% 8/10/18	CCC+	5,560	1,418
Richardson Electronics Ltd.:
7.25% 12/15/06	B3	404	332
8.25% 6/15/06	B3	1,978	1,669
			3,419
Internet Software & Services - 0.1%
iBasis, Inc. 5.75% 3/15/05	-	2,000	520
TOTAL INFORMATION TECHNOLOGY			17,296
Convertible Bonds - continued
Moody's Ratings (unaudited) (g)		Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Covad Communications Group, Inc. 6% 9/15/05 (c)(e)	D	$ 29,000	$ 5,510
TOTAL CONVERTIBLE BONDS (Cost $25,949)			25,779
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 2.23% (b)	20,880,922	20,881
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	52,050,905	52,051
TOTAL MONEY MARKET FUNDS (Cost $72,932)		72,932
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $1,043,235)		1,071,976
NET OTHER ASSETS - (5.6)%		(56,506)
NET ASSETS - 100%		$ 1,015,470
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,866,000 or 0.7% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 41
Interplay Entertainment Corp.	3/30/01	$ 2,111
J. Jill Group, Inc.	2/5/01	$ 900
(g) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $652,088,000 and $240,077,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,049,000 or 0.2% of net assets.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,043,735,000. Net unrealized appreciation aggregated $28,241,000, of which $195,710,000 related to appreciated investment securities and $167,469,000 related to depreciated investment securities.

The fund hereby designates approximately $13,827,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $49,933) (cost $1,043,235) - See accompanying schedule		$ 1,071,976
Cash		10
Receivable for investments sold		4,414
Receivable for fund shares sold		3,801
Dividends receivable		389
Interest receivable		440
Other receivables		31
Total assets		1,081,061
Liabilities
Payable for investments purchased	$ 10,644
Payable for fund shares redeemed	1,759
Accrued management fee	463
Distribution fees payable	428
Other payables and accrued expenses	246
Collateral on securities loaned, at value	52,051
Total liabilities		65,591
Net Assets		$ 1,015,470
Net Assets consist of:
Paid in capital		$ 976,722
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		10,016
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,732
Net Assets		$ 1,015,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($89,211 ÷ 3,602 shares)	$24.77
Maximum offering price per share (100/94.25 of $24.77)	$26.28
Class T: Net Asset Value and redemption price per share ($667,477 ÷ 26,323 shares)	$25.36
Maximum offering price per share (100/96.50 of $25.36)	$26.28
Class B: Net Asset Value and offering price per share ($171,791 ÷ 7,026 shares) A	$24.45
Class C: Net Asset Value and offering price per share ($21,201 ÷ 866 shares) A	$24.47
Initial Class: Net Asset Value, offering price and redemption price per share ($19,048 ÷ 731 shares)	$26.05
Institutional Class: Net Asset Value, offering price and redemption price per share ($46,742 ÷ 1,839 shares)	$25.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 3,111
Interest		2,485
Security lending		302
Total income		5,898
Expenses
Management fee Basic fee	$ 4,461
Performance adjustment	(81)
Transfer agent fees	1,837
Distribution fees	4,119
Accounting and security lending fees	237
Non-interested trustees' compensation	3
Custodian fees and expenses	37
Registration fees	145
Audit	34
Legal	7
Miscellaneous	65
Total expenses before reductions	10,864
Expense reductions	(90)	10,774
Net investment income (loss)		(4,876)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $10,575 on sales of investments in affiliated issuers)	15,239
Foreign currency transactions	(56)	15,183
Change in net unrealized appreciation (depreciation) on:
Investment securities	36,346
Assets and liabilities in foreign currencies	2	36,348
Net gain (loss)		51,531
Net increase (decrease) in net assets resulting from operations		$ 46,655

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (4,876)	$ (2,543)
Net realized gain (loss)	15,183	35,313
Change in net unrealized appreciation (depreciation)	36,348	20,021
Net increase (decrease) in net assets resulting from operations	46,655	52,791
Distributions to shareholders From net investment income	(30)	-
From net realized gain	(27,305)	(108,549)
Total distributions	(27,335)	(108,549)
Share transactions - net increase (decrease)	458,052	77,776
Total increase (decrease) in net assets	477,372	22,018
Net Assets
Beginning of period	538,098	516,080
End of period	$ 1,015,470	$ 538,098

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997 I	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.42	$ 26.76	$ 23.89	$ 27.51	$ 22.51	$ 23.48
Income from Invest- ment Operations
Net investment income (loss) E	(.10)	(.06)	(.10)	(.14)	(.13)	.08
Net realized and unrealized gain (loss)	2.75	2.46	4.15	(1.09)	6.00	1.26
Total from investment operations	2.65	2.40	4.05	(1.23)	5.87	1.34
Less Distributions
From net investment income	-	-	-	-	-	(.37)
From net realized gain	(1.30)	(5.74)	(1.18)	(2.39)	(.87)	(1.94)
Total distributions	(1.30)	(5.74)	(1.18)	(2.39)	(.87)	(2.31)
Net asset value, end of period	$ 24.77	$ 23.42	$ 26.76	$ 23.89	$ 27.51	$ 22.51
Total Return B, C, D	11.90%	11.18%	17.62%	(4.45)%	26.96%	5.80%
Ratios to Average Net Assets H
Expenses before expense reductions	1.17%	1.01%	1.10%	1.26%	3.71% A	3.80% A
Expenses net of voluntary waivers, if any	1.17%	1.01%	1.10%	1.24%	1.49% A	.99% A, G
Expenses net of all reductions	1.16%	1.00%	1.08%	1.23%	1.47% A	.97% A
Net investment income (loss)	(.39)%	(.26)%	(.40)%	(.59)%	(.59)% A	1.00% A
Supplemental Data
Net assets, end of period (in millions)	$ 89	$ 20	$ 8	$ 5	$ 2	$ 1
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to December 31, 1996.

G Limited in accordance with a state expense limitation.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997 H	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 23.91	$ 27.13	$ 24.23	$ 27.78	$ 22.69	$ 24.88
Income from Investment Operations
Net investment income (loss) E	(.15)	(.10)	(.12)	(.13)	(.07)	.17
Net realized and unrealized gain (loss)	2.81	2.52	4.20	(1.10)	6.03	.18
Total from investment operations	2.66	2.42	4.08	(1.23)	5.96	.35
Less Distributions
From net investment income	-	-	-	-	-	(.19)
From net realized gain	(1.21)	(5.64)	(1.18)	(2.32)	(.87)	(2.35)
Total distributions	(1.21)	(5.64)	(1.18)	(2.32)	(.87)	(2.54)
Net asset value, end of period	$ 25.36	$ 23.91	$ 27.13	$ 24.23	$ 27.78	$ 22.69
Total Return B, C, D	11.65%	11.03%	17.49%	(4.40)%	27.15%	1.53%
Ratios to Average Net Assets F
Expenses before expense reductions	1.36%	1.15%	1.18%	1.16%	1.24% A	1.28%
Expenses net of voluntary waivers, if any	1.36%	1.15%	1.18%	1.16%	1.24% A	1.28%
Expenses net of all reductions	1.34%	1.14%	1.16%	1.15%	1.23% A	1.27%
Net investment income (loss)	(.58)%	(.40)%	(.48)%	(.53)%	(.29)% A	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 667	$ 403	$ 393	$ 444	$ 529	$ 561
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Year ended December 31.

H Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997 H	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 23.08	$ 26.36	$ 23.69	$ 27.23	$ 22.36	$ 24.56
Income from Investment Operations
Net investment income (loss) E	(.28)	(.22)	(.26)	(.27)	(.18)	.04
Net realized and unrealized gain (loss)	2.71	2.44	4.11	(1.07)	5.92	.18
Total from investment operations	2.43	2.22	3.85	(1.34)	5.74	.22
Less Distributions
From net investment income	-	-	-	-	-	(.07)
From net realized gain	(1.06)	(5.50)	(1.18)	(2.20)	(.87)	(2.35)
Total distributions	(1.06)	(5.50)	(1.18)	(2.20)	(.87)	(2.42)
Net asset value, end of period	$ 24.45	$ 23.08	$ 26.36	$ 23.69	$ 27.23	$ 22.36
Total Return B, C, D	10.97%	10.42%	16.89%	(4.94)%	26.55%	1.00%
Ratios to Average Net Assets F
Expenses before expense reductions	1.93%	1.70%	1.72%	1.71%	1.78% A	1.80%
Expenses net of voluntary waivers, if any	1.93%	1.70%	1.72%	1.71%	1.78% A	1.80%
Expenses net of all reductions	1.92%	1.69%	1.70%	1.70%	1.77% A	1.79%
Net investment income (loss)	(1.16)%	(.95)%	(1.02)%	(1.07)%	(.84)% A	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 172	$ 87	$ 92	$ 101	$ 110	$ 99
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Year ended December 31.

H Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.45
Income from Investment Operations
Net investment loss E	(.07)
Net realized and unrealized gain (loss)	(1.91)
Total from investment operations	(1.98)
Net asset value, end of period	$ 24.47
Total Return B, C, D	(7.49)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.87% A
Expenses net of voluntary waivers, if any	1.87% A
Expenses net of all reductions	1.86% A
Net investment loss	(1.10)% A
Supplemental Data
Net assets, end of period (in millions)	$ 21
Portfolio turnover rate	31%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended November 30,	2001	2000	1999	1998	1997 H	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 24.53	$ 27.74	$ 24.61	$ 28.19	$ 22.90	$ 25.10
Income from Investment Operations
Net investment income (loss) E	(.00)	.04	.02	(.02)	.04	.28
Net realized and unrealized gain (loss)	2.86	2.56	4.29	(1.12)	6.12	.19
Total from investment operations	2.86	2.60	4.31	(1.14)	6.16	.47
Less Distributions
From net investment income	(.02)	-	-	-	-	(.32)
From net realized gain	(1.32)	(5.81)	(1.18)	(2.44)	(.87)	(2.35)
Total distributions	(1.34)	(5.81)	(1.18)	(2.44)	(.87)	(2.67)
Net asset value, end of period	$ 26.05	$ 24.53	$ 27.74	$ 24.61	$ 28.19	$ 22.90
Total Return B, C, D	12.26%	11.62%	18.18%	(3.98)%	27.79%	2.00%
Ratios to Average Net Assets F
Expenses before expense reductions	.79%	.59%	.63%	.70%	.77% A	.82%
Expenses net of voluntary waivers, if any	.79%	.59%	.63%	.70%	.77% A	.82%
Expenses net of all reductions	.77%	.58%	.61%	.69%	.76% A	.81%
Net investment income (loss)	(.01)%	.16%	.06%	(.06)%	.18% A	1.16%
Supplemental Data
Net assets, end of period (in millions)	$ 19	$ 19	$ 19	$ 18	$ 22	$ 20
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of former sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Year ended December 31.

H Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997 G	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.96	$ 27.21	$ 24.17	$ 27.63	$ 22.57	$ 24.80
Income from Investment Operations
Net investment income (loss) D	(.02)	.03	.01	(.05)	(.05)	.29
Net realized and unrealized gain (loss)	2.83	2.51	4.21	(1.10)	5.98	.17
Total from investment operations	2.81	2.54	4.22	(1.15)	5.93	.46
Less Distributions
From net investment income	(.03)	-	-	-	-	(.34)
From net realized gain	(1.32)	(5.79)	(1.18)	(2.31)	(.87)	(2.35)
Total distributions	(1.35)	(5.79)	(1.18)	(2.31)	(.87)	(2.69)
Net asset value, end of period	$ 25.42	$ 23.96	$ 27.21	$ 24.17	$ 27.63	$ 22.57
Total Return B, C	12.35%	11.61%	18.14%	(4.12)%	27.16%	1.99%
Ratios to Average Net Assets E
Expenses before expense reductions	.84%	.63%	.65%	.85%	1.06% A	.78%
Expenses net of voluntary waivers, if any	.84%	.63%	.65%	.85%	1.06% A	.78%
Expenses net of all reductions	.83%	.62%	.63%	.84%	1.05% A	.76%
Net investment income (loss)	(.06)%	.12%	.05%	(.20)%	(.21)% A	1.21%
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 11	$ 4	$ 5	$ 6	$ 42
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Year ended December 31.

G Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Initial, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on August 16, 2001. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, net operating losses and losses deferred due to wash sales and excise tax regulations.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance of the asset-weighted average return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .57% of the fund's average net assets. Effective July 1, 1999, the fund's performance adjustment was phased out over an 18 month period. During the phase out period the performance adjustment could decrease, but not increase, the management fee owed by the fund.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Initial Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 124,000	$ 0
Class T	.25%	.25%	2,730,000	19,000
Class B	.75%	.25%	1,241,000	930,000
Class C	.75%	.25%	24,000	11,000
			$ 4,119,000	$ 960,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 294,000	$ 133,000
Class T	390,000	131,000
Class B	224,000	224,000*
Class C	1,000	1,000*
	$ 909,000	$ 489,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund except for Initial Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 142,000.28
Class T	1,225,000.22
Class B	376,000.30
Class C	6,000	.25 *
Initial Class	30,000.15
Institutional Class	58,000.20
	$ 1,837,000

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $727,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $88,000 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,000.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net investment income
Initial Class	$ 15	$ -
Institutional Class	15	-
Total	$ 30	$ -
From net realized gain
Class A	$ 1,182	$ 1,693
Class T	20,499	82,756
Class B	3,945	19,314
Initial Class	1,001	3,945
Institutional Class	678	841
Total	$ 27,305	$ 108,549
Total	$ 27,335	$ 108,549

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	3,246	676	$ 80,826	$ 16,181
Reinvestment of distributions	49	77	1,109	1,664
Shares redeemed	(529)	(211)	(12,734)	(4,874)
Net increase (decrease)	2,766	542	$ 69,201	$ 12,971
Class T Shares sold	15,516	6,195	$ 401,376	$ 149,844
Reinvestment of distributions	779	3,254	17,991	71,573
Shares redeemed	(6,813)	(7,107)	(169,270)	(169,679)
Net increase (decrease)	9,482	2,342	$ 250,097	$ 51,738
Class B Shares sold	5,492	861	$ 136,470	$ 19,880
Reinvestment of distributions	163	834	3,640	17,807
Shares redeemed	(2,391)	(1,421)	(57,196)	(33,230)
Net increase (decrease)	3,264	274	$ 82,914	$ 4,457
Class C Shares sold	921	-	$ 21,629	$ -
Reinvestment of distributions	-	-	-	-
Shares redeemed	(55)	-	(1,271)	-
Net increase (decrease)	866	-	$ 20,358	$ -
Initial Class Shares sold	9	1	$ 236	$ 25
Reinvestment of distributions	38	156	892	3,517
Shares redeemed	(72)	(78)	(1,979)	(1,910)
Net increase (decrease)	(25)	79	$ (851)	$ 1,632
Institutional Class Shares sold	2,643	606	$ 68,666	$ 14,765
Reinvestment of distributions	29	34	662	752
Shares redeemed	(1,271)	(350)	(32,995)	(8,539)
Net increase (decrease)	1,401	290	$ 36,333	$ 6,978

Annual Report

Notes to Financial Statements - continued

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alliance Pharmaceutical Corp.	$ 150	$ 24,516	$ -	$ -
Big Dog Holdings, Inc.	-	-	-	3,097
Clarent Corp.	225	-	-	6,240
Cygnus, Inc.	1,440	-	-	9,454
Genesee & Wyoming, Inc. Class A	95	333	-	-
I-Stat Corp.	99	-	-	-
Interplay Entertainment Corp.	-	-	-	-
Maxwell Shoe, Inc. Class A	-	-	-	12,552
Morton's Restaurant Group, Inc.	-	-	-	5,671
Performance Technologies, Inc.	1,264	-	-	14,328
WMS Industries, Inc.	13,330	6,563	-	44,518
Take-Two Interactive Software, Inc.	9,115	-	-	34,764
TOTALS	$ 25,718	$ 31,412	$ -	$ 130,624

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the six years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Class A	12/24/01	12/21/01	$0.16
	1/7/02	1/4/02	$0.07
Class T	12/24/01	12/21/01	$0.08
	1/7/02	1/4/02	$0.07
Class B	1/7/02	1/4/02	$0.07
Class C	12/24/01	12/21/01	$0.18
	1/7/02	1/4/02	$0.07

Class A designates 11%, Class T designates 12%, and Class B designates 14% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Harris Leviton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

SO-ANN-0102 153078
1.539180.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Value Strategies

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on stock market strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Independent Auditors' Report	38	The auditors' opinion.
Distributions	39

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Value Strategies Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Initial Class. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Value Strategies - Inst CL	12.35%	80.50%	249.45%
Russell Midcap® Value	6.92%	64.47%	304.88%
Mid-Cap Funds Average	-10.36%	57.74%	224.92%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Russell Midcap® Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. domiciled companies. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the mid cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 567 mutual funds. These benchmarks reflect the reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - Inst CL	12.35%	12.54%	13.33%
Russell Midcap Value	6.92%	10.46%	15.01%
Mid-Cap Funds Average	-10.36%	9.02%	12.24%

Average annual total returns take the Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Annual Report

Fidelity Advisor Value Strategies Fund - Institutional Class

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund - Institutional Class on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $34,945 - a 249.45% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $40,488 - a 304.88% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2001, the one year, five year and 10 year cumulative total returns for the small-cap core funds average were 10.71%, 57.07%, and 238.66%, respectively; and the one year, five year and 10 year average annual total returns were 10.71%, 8.98%, and
12.84%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Harris Leviton, Portfolio Manager of Fidelity Advisor Value Strategies Fund

Q. How did the fund perform, Harris?

A. For the 12-month period that ended November 30, 2001, the fund's Institutional Class shares returned 12.35%. In comparison, the Russell Midcap Value Index returned 6.92% and the mid-cap funds average tracked by Lipper Inc. declined 10.36% for the same period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What drove the strong performance of the fund relative to its index and Lipper peer group average during the past year?

A. Generally speaking, investors grew more appreciative of the smaller-cap companies with stable earnings growth that had been neglected for some time. When the economy weakened and dampened corporate earnings, particularly those of widely followed large-cap companies, investors were attracted to smaller companies in several undervalued industries, such as video gaming, homebuilding and retail apparel that were the heart of the fund. By and large, mid- and small-cap companies were more attractively valued because of their favorable price-to-earnings and debt-to-equity ratios and strong free cash flows.

Q. Were there any other reasons why video game, homebuilding and retail apparel stocks performed so well?

A. A wave of new product cycles in the video game industry created a buzz in the media. Late in 2000, Sony introduced its well-received PlayStation 2 home entertainment system. This year, Nintendo launched its GameCube and Microsoft introduced its new Xbox, each of which sold more units than expected. Strong demand for these new products also boosted our holdings of home video game software developers Activision, Midway Games and Take-Two Interactive Software. I sold off Activision earlier in the period to lock in profits. Moderate real estate supply, better operating efficiency and a steady decline in home mortgage rates helped the fund's positions in Beazer Homes, M/I Shottenstein Homes, Lennar and Centex. In retail, niche apparel companies such as Wet Seal and Fossil posted strong earnings and free cash flow during the period, which was recognized by more investors and boosted their stock prices.

Q. It was a volatile period. Were the fund's holdings under pressure at any point?

A. Yes, they were. The terrorist attacks of September 11 caused a significant - but fortunately short-term - disruption. During the two-week period after the attacks, business came to a virtual standstill in many of the consumer-oriented and leisure industries in which the fund was focused. Investors fled these stocks, causing the fund to severely underperform its index and peer group during the month. Fortunately, investors recognized shortly thereafter that business was likely to improve, and many began buying back the stocks. This buying trend accelerated as the period progressed, helping the fund outperform its index and peer group handily during the final two months of the period.

Q. Did you make any adjustments to the fund in light of the markets' reaction to the events of September 11?

A. I was able to use the markets' volatility to reposition the fund, selling some defense and utility stocks that had appreciated, while opportunistically buying regional airlines and attractively priced casino and hotel stocks. I also added to our information technology (IT) holdings, finding some buying opportunities in the emerging communications area, which caused the fund's technology weighting to rise significantly from a year ago. Some stocks had yet to influence performance before the period ended, but others, such as Terayon Communication Systems, Efficient Networks and Internet portal Yahoo!, did make a positive contribution.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other holdings were disappointments?

A. Alliance Pharmaceutical, the fund's biggest detractor, had disappointing clinical trial results. Businesses tied to the computerization of telephone networks, such as Performance Technologies and Cable Design Technology, experienced sluggish sales growth due to a slow corporate IT spending environment, though both companies were starting to see improvements by the end of the period. Discount retailer Ames Department Stores and high-end steakhouse Morton's Restaurant Group each suffered from difficult economic times. Several stocks I've mentioned in this report were no longer held at the close of the fiscal year.

Q. What's your outlook?

A. It's quite positive, for a variety of reasons. Lower interest rates have put the cost of borrowing money at the lowest levels since the 1960s. There's little to no inflation. Gasoline prices have fallen sharply. Money market rates at banks are hovering around 2%, which makes stocks look more attractive. Historically, after two straight years of a declining stock market, prices have reversed course the following year. That said, stocks have bounced back sharply since their lows in September, but there's yet to be widespread improvement in corporate earnings - a major factor in stock performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 13, 1983

Size: as of November 30, 2001, more than $1.0 billion

Manager: Harris Leviton, since 1996; joined Fidelity in 1986

3

Harris Leviton on his strategy in the aftermath of September 11:

"The important thing was to recognize that despite these horrible tragedies, the world was not coming to an end. It was a difficult mindset to maintain, given the number of lives that were affected, but I felt it was necessary to effectively evaluate the market volatility that ensued. In doing so, I looked at the areas that were hurt most by the market's sell-off during the two-week period after September 11 to gauge where the best opportunities were.

"I also used history as a guidepost. Although there hadn't been an event that disrupted the stock market in such a dramatic fashion in years, there were other events - the Persian Gulf War in 1991 or the devaluation of Brazil's currency and the Russian monetary crisis during the late 1990s, for instance - that helped me conclude that the markets would stabilize, the current geopolitical conflict in Afghanistan would be relatively brief and business would return to normal before too long. History has shown that investors can be rewarded for stepping up and buying in these situations.

"Using this outlook, I bought a number of growth stocks at substantial discounts to the range in which they typically trade. Specifically, I added regional airlines SkyWest and Atlantic Coast, because their businesses were more likely to return to normal faster given their shorter flight routes and weaker competition. Elsewhere, I added to positions in casino-gaming operators, such as Harrah's Entertainment, MGM Mirage and Park Place Entertainment, on the belief that Americans would be more likely to favor domestic vacation destinations when things return to normal."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
WMS Industries, Inc.	4.4	7.2
Jack in the Box, Inc.	4.1	4.5
Take-Two Interactive Software, Inc.	3.4	1.4
Jones Apparel Group, Inc.	3.1	1.7
Navistar International Corp.	2.7	1.7
Nintendo Co. Ltd.	2.5	3.4
Borders Group, Inc.	2.4	2.8
Cable Design Technologies Corp.	2.4	3.2
Beazer Homes USA, Inc.	2.4	2.0
Legato Systems, Inc.	2.3	2.6
	29.7
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	47.2	49.4
Information Technology	28.7	21.6
Industrials	14.2	14.4
Materials	3.5	4.3
Health Care	2.2	5.6
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 95.8%		Stocks 96.6%
	Convertible Securities 2.6%		Convertible Securities 2.2%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	9.2%	** Foreign investments	5.9%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 47.2%
Auto Components - 2.5%
American Axle & Manufacturing Holdings, Inc. (a)	590,000	$ 11,476
ArvinMeritor, Inc.	123,500	2,229
Dura Automotive Systems, Inc. Class A (a)	206,000	1,827
Goodyear Tire & Rubber Co.	62,700	1,404
Lear Corp. (a)	110,000	3,933
Superior Industries International, Inc.	114,600	4,475
		25,344
Automobiles - 2.3%
DaimlerChrysler AG (Reg.)	200,000	8,398
Nissan Motor Co. Ltd.	3,000,000	14,781
		23,179
Hotels, Restaurants & Leisure - 15.7%
Anchor Gaming (a)	273,100	16,632
Harrah's Entertainment, Inc. (a)	270,000	8,702
Jack in the Box, Inc. (a)	1,598,700	41,374
MGM Mirage, Inc. (a)	641,200	16,896
Mikohn Gaming Corp. (a)	125,000	932
Morton's Restaurant Group, Inc. (a)(d)	424,800	5,671
Outback Steakhouse, Inc. (a)	480,000	14,938
Park Place Entertainment Corp. (a)	923,500	7,757
Starwood Hotels & Resorts Worldwide, Inc. unit	60,000	1,628
WMS Industries, Inc. (a)(d)	2,155,000	44,518
		159,048
Household Durables - 9.5%
Bassett Furniture Industries, Inc.	234,300	3,430
Beazer Homes USA, Inc. (a)	357,000	23,919
Centex Corp.	100,000	4,519
D.R. Horton, Inc.	76,900	2,155
Leggett & Platt, Inc.	105,200	2,277
Lennar Corp.	326,200	12,135
M/I Schottenstein Homes, Inc.	222,600	9,124
Mohawk Industries, Inc. (a)	280,000	12,841
Nintendo Co. Ltd.	150,000	25,830
Schuler Homes, Inc. Class A (a)	27,900	507
		96,737
Internet & Catalog Retail - 0.1%
J. Jill Group, Inc. (f)	50,000	987
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 2.0%
Midway Games, Inc. (a)	1,325,359	$ 19,801
Media - 0.6%
Fox Entertainment Group, Inc. Class A (a)	150,000	3,828
News Corp. Ltd. ADR	90,000	2,763
		6,591
Multiline Retail - 3.0%
Big Lots, Inc.	149,900	1,409
Kmart Corp. (a)	3,770,000	22,997
ShopKo Stores, Inc. (a)	624,600	5,821
		30,227
Specialty Retail - 5.4%
Big Dog Holdings, Inc. (a)(d)	1,028,800	3,097
Borders Group, Inc. (a)	1,290,000	24,833
Claire's Stores, Inc.	176,600	2,525
Pacific Sunwear of California, Inc. (a)	370,000	6,660
Sonic Automotive, Inc. Class A (a)	272,500	5,409
Wet Seal, Inc. Class A (a)	571,950	12,091
		54,615
Textiles & Apparel - 6.1%
Fossil, Inc. (a)	783,300	17,037
Jones Apparel Group, Inc. (a)	1,022,900	31,935
Maxwell Shoe Co., Inc. Class A (a)(d)	879,600	12,552
Quaker Fabric Corp. (a)	95,000	679
		62,203
TOTAL CONSUMER DISCRETIONARY		478,732
CONSUMER STAPLES - 0.2%
Food Products - 0.2%
Aurora Foods, Inc. (a)	271,900	1,427
Personal Products - 0.0%
Natrol, Inc. (a)	95,000	270
Nu Skin Enterprises, Inc. Class A	10,000	80
		350
TOTAL CONSUMER STAPLES		1,777
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 0.1%
Oil & Gas - 0.1%
Conoco, Inc.	33,400	$ 914
FINANCIALS - 1.7%
Diversified Financials - 0.3%
Phoenix Companies, Inc.	222,000	3,521
Insurance - 1.4%
MetLife, Inc.	500,000	13,715
TOTAL FINANCIALS		17,236
HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 1.8%
Align Technology, Inc.	24,700	99
Cygnus, Inc. (a)(d)	1,715,850	9,454
I-Stat Corp. (a)	944,400	5,950
Novoste Corp. (a)	228,700	2,369
		17,872
Health Care Providers & Services - 0.2%
Service Corp. International (SCI) (a)	380,000	2,231
Pharmaceuticals - 0.0%
Twinlab Corp. (a)	512,300	599
TOTAL HEALTH CARE		20,702
INDUSTRIALS - 14.1%
Aerospace & Defense - 0.1%
Goodrich Corp.	50,000	1,219
Airlines - 1.9%
Atlantic Coast Airlines Holdings, Inc. (a)	218,100	4,515
Delta Air Lines, Inc.	380,000	11,012
SkyWest, Inc.	164,100	3,825
		19,352
Building Products - 3.2%
American Standard Companies, Inc. (a)	210,000	13,335
Associated Materials, Inc.	74,000	2,368
Lennox International, Inc.	340,000	3,162
NCI Building Systems, Inc. (a)	51,800	707
York International Corp.	342,100	12,487
		32,059
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.3%
CDI Corp. (a)	34,700	$ 609
Hall Kinion & Associates, Inc. (a)	195,000	1,365
Labor Ready, Inc. (a)	267,000	1,220
		3,194
Electrical Equipment - 0.7%
Belden, Inc.	226,500	4,915
TB Wood's Corp.	259,700	1,753
		6,668
Machinery - 5.3%
Columbus McKinnon Corp.	221,900	1,653
Milacron, Inc.	327,200	4,571
Navistar International Corp.	740,200	27,084
Pentair, Inc.	316,300	11,203
Trinity Industries, Inc.	346,400	9,235
		53,746
Road & Rail - 2.6%
Burlington Northern Santa Fe Corp.	552,800	16,203
Genesee & Wyoming, Inc. Class A (a)	235,450	7,028
Union Pacific Corp.	57,700	3,176
		26,407
TOTAL INDUSTRIALS		142,645
INFORMATION TECHNOLOGY - 27.0%
Communications Equipment - 7.6%
ADC Telecommunications, Inc. (a)	700,000	3,108
Cable Design Technologies Corp. (a)	1,978,571	24,475
Clarent Corp. (a)(d)	2,080,000	6,240
NMS Communications Corp. (a)	1,329,421	5,916
Performance Technologies, Inc. (a)(d)	1,214,250	14,328
Telefonaktiebolaget LM Ericsson AB sponsored ADR	1,800,000	9,828
Tellium, Inc.	36,000	251
Terayon Communication Systems, Inc. (a)	675,400	8,145
Tollgrade Communications, Inc. (a)	80,000	2,392
Turnstone Systems, Inc. (a)	872,300	2,983
		77,666
Computers & Peripherals - 1.3%
Sun Microsystems, Inc. (a)	920,000	13,101
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.5%
Avnet, Inc.	93,862	$ 2,229
Richardson Electronics Ltd.	238,000	2,844
		5,073
Internet Software & Services - 5.4%
Art Technology Group, Inc. (a)	1,350,000	4,320
iBasis, Inc. (a)	160,000	200
ITXC Corp. (a)	120,000	910
Kana Software, Inc. (a)	5,420,905	9,758
Primus Knowledge Solutions, Inc. (a)	668,500	481
SilverStream Software, Inc. (a)	469,000	2,973
Vignette Corp. (a)	3,380,000	18,286
Yahoo!, Inc. (a)	1,146,800	17,856
		54,784
IT Consulting & Services - 0.4%
Square Co. Ltd. (a)	300,000	4,332
Semiconductor Equipment & Products - 4.8%
Advanced Micro Devices, Inc. (a)	1,440,000	19,526
ATMI, Inc. (a)	32,300	730
Chartered Semiconductor Manufacturing Ltd. ADR (a)	200,000	4,360
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	810,300	12,908
United Microelectronics Corp. sponsored ADR	1,433,600	11,168
		48,692
Software - 7.0%
Compuware Corp. (a)	770,000	8,609
Interplay Entertainment Corp. (a)(d)	990,000	861
Interplay Entertainment Corp. (a)(d)(f)	1,350,770	1,058
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
Legato Systems, Inc. (a)	2,408,100	23,623
Resonate, Inc. (a)	496,400	1,256
Take-Two Interactive Software, Inc. (a)(d)	2,493,800	34,764
The 3DO Co. (a)	175,100	403
		70,574
TOTAL INFORMATION TECHNOLOGY		274,222
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 3.4%
Chemicals - 0.3%
Georgia Gulf Corp.	40,000	$ 714
Millennium Chemicals, Inc.	180,900	2,124
		2,838
Construction Materials - 1.4%
Centex Construction Products, Inc.	122,500	3,644
Texas Industries, Inc.	310,600	10,793
		14,437
Metals & Mining - 1.3%
Nucor Corp.	204,300	10,109
Rock of Ages Corp. Class A (a)	162,800	821
Steel Dynamics, Inc. (a)	189,900	1,952
		12,882
Paper & Forest Products - 0.4%
Georgia-Pacific Group	140,000	4,488
TOTAL MATERIALS		34,645
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Communications International, Inc.	100,000	1,190
UTILITIES - 0.0%
Electric Utilities - 0.0%
FirstEnergy Corp.	7,100	240
TOTAL COMMON STOCKS (Cost $943,458)		972,303
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
Xerox Capital Trust II $3.75 (e)	6,000	356
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Anthem, Inc. $3.00	3,000	197
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (f)	2,400	$ 4
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Boise Cascade Corp. $3.75	8,100	405
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $896)		962
Convertible Bonds - 2.5%
Moody's Ratings (unaudited)		Principal Amount (000s)
HEALTH CARE - 0.2%
Biotechnology - 0.2%
Alexion Pharmaceuticals, Inc. 5.75% 3/15/07	-	$ 3,000	1,973
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
SPACEHAB, Inc. 8% 10/15/07 (e)	-	2,500	1,000
INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 1.3%
Natural MicroSystems Corp. 5% 10/15/05	CCC+	12,830	7,057
Terayon Communication Systems, Inc. 5% 8/1/07	CCC	10,000	6,300
			13,357
Electronic Equipment & Instruments - 0.3%
Aspect Telecommunications Corp. 0% 8/10/18	CCC+	5,560	1,418
Richardson Electronics Ltd.:
7.25% 12/15/06	B3	404	332
8.25% 6/15/06	B3	1,978	1,669
			3,419
Internet Software & Services - 0.1%
iBasis, Inc. 5.75% 3/15/05	-	2,000	520
TOTAL INFORMATION TECHNOLOGY			17,296
Convertible Bonds - continued
Moody's Ratings (unaudited) (g)		Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Covad Communications Group, Inc. 6% 9/15/05 (c)(e)	D	$ 29,000	$ 5,510
TOTAL CONVERTIBLE BONDS (Cost $25,949)			25,779
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 2.23% (b)	20,880,922	20,881
Fidelity Securities Lending Cash Central Fund, 2.06% (b)	52,050,905	52,051
TOTAL MONEY MARKET FUNDS (Cost $72,932)		72,932
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $1,043,235)		1,071,976
NET OTHER ASSETS - (5.6)%		(56,506)
NET ASSETS - 100%		$ 1,015,470
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,866,000 or 0.7% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 41
Interplay Entertainment Corp.	3/30/01	$ 2,111
J. Jill Group, Inc.	2/5/01	$ 900
(g) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $652,088,000 and $240,077,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,049,000 or 0.2% of net assets.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,043,735,000. Net unrealized appreciation aggregated $28,241,000, of which $195,710,000 related to appreciated investment securities and $167,469,000 related to depreciated investment securities.

The fund hereby designates approximately $13,827,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $49,933) (cost $1,043,235) - See accompanying schedule		$ 1,071,976
Cash		10
Receivable for investments sold		4,414
Receivable for fund shares sold		3,801
Dividends receivable		389
Interest receivable		440
Other receivables		31
Total assets		1,081,061
Liabilities
Payable for investments purchased	$ 10,644
Payable for fund shares redeemed	1,759
Accrued management fee	463
Distribution fees payable	428
Other payables and accrued expenses	246
Collateral on securities loaned, at value	52,051
Total liabilities		65,591
Net Assets		$ 1,015,470
Net Assets consist of:
Paid in capital		$ 976,722
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		10,016
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,732
Net Assets		$ 1,015,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($89,211 ÷ 3,602 shares)	$24.77
Maximum offering price per share (100/94.25 of $24.77)	$26.28
Class T: Net Asset Value and redemption price per share ($667,477 ÷ 26,323 shares)	$25.36
Maximum offering price per share (100/96.50 of $25.36)	$26.28
Class B: Net Asset Value and offering price per share ($171,791 ÷ 7,026 shares) A	$24.45
Class C: Net Asset Value and offering price per share ($21,201 ÷ 866 shares) A	$24.47
Initial Class: Net Asset Value, offering price and redemption price per share ($19,048 ÷ 731 shares)	$26.05
Institutional Class: Net Asset Value, offering price and redemption price per share ($46,742 ÷ 1,839 shares)	$25.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 3,111
Interest		2,485
Security lending		302
Total income		5,898
Expenses
Management fee Basic fee	$ 4,461
Performance adjustment	(81)
Transfer agent fees	1,837
Distribution fees	4,119
Accounting and security lending fees	237
Non-interested trustees' compensation	3
Custodian fees and expenses	37
Registration fees	145
Audit	34
Legal	7
Miscellaneous	65
Total expenses before reductions	10,864
Expense reductions	(90)	10,774
Net investment income (loss)		(4,876)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $10,575 on sales of investments in affiliated issuers)	15,239
Foreign currency transactions	(56)	15,183
Change in net unrealized appreciation (depreciation) on:
Investment securities	36,346
Assets and liabilities in foreign currencies	2	36,348
Net gain (loss)		51,531
Net increase (decrease) in net assets resulting from operations		$ 46,655

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (4,876)	$ (2,543)
Net realized gain (loss)	15,183	35,313
Change in net unrealized appreciation (depreciation)	36,348	20,021
Net increase (decrease) in net assets resulting from operations	46,655	52,791
Distributions to shareholders From net investment income	(30)	-
From net realized gain	(27,305)	(108,549)
Total distributions	(27,335)	(108,549)
Share transactions - net increase (decrease)	458,052	77,776
Total increase (decrease) in net assets	477,372	22,018
Net Assets
Beginning of period	538,098	516,080
End of period	$ 1,015,470	$ 538,098

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999	1998	1997 I	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.42	$ 26.76	$ 23.89	$ 27.51	$ 22.51	$ 23.48
Income from Invest- ment Operations
Net investment income (loss) E	(.10)	(.06)	(.10)	(.14)	(.13)	.08
Net realized and unrealized gain (loss)	2.75	2.46	4.15	(1.09)	6.00	1.26
Total from investment operations	2.65	2.40	4.05	(1.23)	5.87	1.34
Less Distributions
From net investment income	-	-	-	-	-	(.37)
From net realized gain	(1.30)	(5.74)	(1.18)	(2.39)	(.87)	(1.94)
Total distributions	(1.30)	(5.74)	(1.18)	(2.39)	(.87)	(2.31)
Net asset value, end of period	$ 24.77	$ 23.42	$ 26.76	$ 23.89	$ 27.51	$ 22.51
Total Return B, C, D	11.90%	11.18%	17.62%	(4.45)%	26.96%	5.80%
Ratios to Average Net Assets H
Expenses before expense reductions	1.17%	1.01%	1.10%	1.26%	3.71% A	3.80% A
Expenses net of voluntary waivers, if any	1.17%	1.01%	1.10%	1.24%	1.49% A	.99% A, G
Expenses net of all reductions	1.16%	1.00%	1.08%	1.23%	1.47% A	.97% A
Net investment income (loss)	(.39)%	(.26)%	(.40)%	(.59)%	(.59)% A	1.00% A
Supplemental Data
Net assets, end of period (in millions)	$ 89	$ 20	$ 8	$ 5	$ 2	$ 1
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of shares) to December 31, 1996.

G Limited in accordance with a state expense limitation.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999	1998	1997 H	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 23.91	$ 27.13	$ 24.23	$ 27.78	$ 22.69	$ 24.88
Income from Investment Operations
Net investment income (loss) E	(.15)	(.10)	(.12)	(.13)	(.07)	.17
Net realized and unrealized gain (loss)	2.81	2.52	4.20	(1.10)	6.03	.18
Total from investment operations	2.66	2.42	4.08	(1.23)	5.96	.35
Less Distributions
From net investment income	-	-	-	-	-	(.19)
From net realized gain	(1.21)	(5.64)	(1.18)	(2.32)	(.87)	(2.35)
Total distributions	(1.21)	(5.64)	(1.18)	(2.32)	(.87)	(2.54)
Net asset value, end of period	$ 25.36	$ 23.91	$ 27.13	$ 24.23	$ 27.78	$ 22.69
Total Return B, C, D	11.65%	11.03%	17.49%	(4.40)%	27.15%	1.53%
Ratios to Average Net Assets F
Expenses before expense reductions	1.36%	1.15%	1.18%	1.16%	1.24% A	1.28%
Expenses net of voluntary waivers, if any	1.36%	1.15%	1.18%	1.16%	1.24% A	1.28%
Expenses net of all reductions	1.34%	1.14%	1.16%	1.15%	1.23% A	1.27%
Net investment income (loss)	(.58)%	(.40)%	(.48)%	(.53)%	(.29)% A	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 667	$ 403	$ 393	$ 444	$ 529	$ 561
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Year ended December 31.

H Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999	1998	1997 H	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 23.08	$ 26.36	$ 23.69	$ 27.23	$ 22.36	$ 24.56
Income from Investment Operations
Net investment income (loss) E	(.28)	(.22)	(.26)	(.27)	(.18)	.04
Net realized and unrealized gain (loss)	2.71	2.44	4.11	(1.07)	5.92	.18
Total from investment operations	2.43	2.22	3.85	(1.34)	5.74	.22
Less Distributions
From net investment income	-	-	-	-	-	(.07)
From net realized gain	(1.06)	(5.50)	(1.18)	(2.20)	(.87)	(2.35)
Total distributions	(1.06)	(5.50)	(1.18)	(2.20)	(.87)	(2.42)
Net asset value, end of period	$ 24.45	$ 23.08	$ 26.36	$ 23.69	$ 27.23	$ 22.36
Total Return B, C, D	10.97%	10.42%	16.89%	(4.94)%	26.55%	1.00%
Ratios to Average Net Assets F
Expenses before expense reductions	1.93%	1.70%	1.72%	1.71%	1.78% A	1.80%
Expenses net of voluntary waivers, if any	1.93%	1.70%	1.72%	1.71%	1.78% A	1.80%
Expenses net of all reductions	1.92%	1.69%	1.70%	1.70%	1.77% A	1.79%
Net investment income (loss)	(1.16)%	(.95)%	(1.02)%	(1.07)%	(.84)% A	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 172	$ 87	$ 92	$ 101	$ 110	$ 99
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Year ended December 31.

H Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended November 30,	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.45
Income from Investment Operations
Net investment loss E	(.07)
Net realized and unrealized gain (loss)	(1.91)
Total from investment operations	(1.98)
Net asset value, end of period	$ 24.47
Total Return B, C, D	(7.49)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.87% A
Expenses net of voluntary waivers, if any	1.87% A
Expenses net of all reductions	1.86% A
Net investment loss	(1.10)% A
Supplemental Data
Net assets, end of period (in millions)	$ 21
Portfolio turnover rate	31%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended November 30,	2001	2000	1999	1998	1997 H	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 24.53	$ 27.74	$ 24.61	$ 28.19	$ 22.90	$ 25.10
Income from Investment Operations
Net investment income (loss) E	(.00)	.04	.02	(.02)	.04	.28
Net realized and unrealized gain (loss)	2.86	2.56	4.29	(1.12)	6.12	.19
Total from investment operations	2.86	2.60	4.31	(1.14)	6.16	.47
Less Distributions
From net investment income	(.02)	-	-	-	-	(.32)
From net realized gain	(1.32)	(5.81)	(1.18)	(2.44)	(.87)	(2.35)
Total distributions	(1.34)	(5.81)	(1.18)	(2.44)	(.87)	(2.67)
Net asset value, end of period	$ 26.05	$ 24.53	$ 27.74	$ 24.61	$ 28.19	$ 22.90
Total Return B, C, D	12.26%	11.62%	18.18%	(3.98)%	27.79%	2.00%
Ratios to Average Net Assets F
Expenses before expense reductions	.79%	.59%	.63%	.70%	.77% A	.82%
Expenses net of voluntary waivers, if any	.79%	.59%	.63%	.70%	.77% A	.82%
Expenses net of all reductions	.77%	.58%	.61%	.69%	.76% A	.81%
Net investment income (loss)	(.01)%	.16%	.06%	(.06)%	.18% A	1.16%
Supplemental Data
Net assets, end of period (in millions)	$ 19	$ 19	$ 19	$ 18	$ 22	$ 20
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of former sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Year ended December 31.

H Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999	1998	1997 G	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.96	$ 27.21	$ 24.17	$ 27.63	$ 22.57	$ 24.80
Income from Investment Operations
Net investment income (loss) D	(.02)	.03	.01	(.05)	(.05)	.29
Net realized and unrealized gain (loss)	2.83	2.51	4.21	(1.10)	5.98	.17
Total from investment operations	2.81	2.54	4.22	(1.15)	5.93	.46
Less Distributions
From net investment income	(.03)	-	-	-	-	(.34)
From net realized gain	(1.32)	(5.79)	(1.18)	(2.31)	(.87)	(2.35)
Total distributions	(1.35)	(5.79)	(1.18)	(2.31)	(.87)	(2.69)
Net asset value, end of period	$ 25.42	$ 23.96	$ 27.21	$ 24.17	$ 27.63	$ 22.57
Total Return B, C	12.35%	11.61%	18.14%	(4.12)%	27.16%	1.99%
Ratios to Average Net Assets E
Expenses before expense reductions	.84%	.63%	.65%	.85%	1.06% A	.78%
Expenses net of voluntary waivers, if any	.84%	.63%	.65%	.85%	1.06% A	.78%
Expenses net of all reductions	.83%	.62%	.63%	.84%	1.05% A	.76%
Net investment income (loss)	(.06)%	.12%	.05%	(.20)%	(.21)% A	1.21%
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 11	$ 4	$ 5	$ 6	$ 42
Portfolio turnover rate	31%	48%	60%	64%	61% A	151%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Year ended December 31.

G Eleven months ended November 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Initial, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class C shares on August 16, 2001. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, net operating losses and losses deferred due to wash sales and excise tax regulations.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance of the asset-weighted average return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .57% of the fund's average net assets. Effective July 1, 1999, the fund's performance adjustment was phased out over an 18 month period. During the phase out period the performance adjustment could decrease, but not increase, the management fee owed by the fund.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Initial Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 124,000	$ 0
Class T	.25%	.25%	2,730,000	19,000
Class B	.75%	.25%	1,241,000	930,000
Class C	.75%	.25%	24,000	11,000
			$ 4,119,000	$ 960,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 294,000	$ 133,000
Class T	390,000	131,000
Class B	224,000	224,000*
Class C	1,000	1,000*
	$ 909,000	$ 489,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund except for Initial Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 142,000.28
Class T	1,225,000.22
Class B	376,000.30
Class C	6,000	.25 *
Initial Class	30,000.15
Institutional Class	58,000.20
	$ 1,837,000

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $727,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $88,000 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,000.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2001	2000
From net investment income
Initial Class	$ 15	$ -
Institutional Class	15	-
Total	$ 30	$ -
From net realized gain
Class A	$ 1,182	$ 1,693
Class T	20,499	82,756
Class B	3,945	19,314
Initial Class	1,001	3,945
Institutional Class	678	841
Total	$ 27,305	$ 108,549
Total	$ 27,335	$ 108,549

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	3,246	676	$ 80,826	$ 16,181
Reinvestment of distributions	49	77	1,109	1,664
Shares redeemed	(529)	(211)	(12,734)	(4,874)
Net increase (decrease)	2,766	542	$ 69,201	$ 12,971
Class T Shares sold	15,516	6,195	$ 401,376	$ 149,844
Reinvestment of distributions	779	3,254	17,991	71,573
Shares redeemed	(6,813)	(7,107)	(169,270)	(169,679)
Net increase (decrease)	9,482	2,342	$ 250,097	$ 51,738
Class B Shares sold	5,492	861	$ 136,470	$ 19,880
Reinvestment of distributions	163	834	3,640	17,807
Shares redeemed	(2,391)	(1,421)	(57,196)	(33,230)
Net increase (decrease)	3,264	274	$ 82,914	$ 4,457
Class C Shares sold	921	-	$ 21,629	$ -
Reinvestment of distributions	-	-	-	-
Shares redeemed	(55)	-	(1,271)	-
Net increase (decrease)	866	-	$ 20,358	$ -
Initial Class Shares sold	9	1	$ 236	$ 25
Reinvestment of distributions	38	156	892	3,517
Shares redeemed	(72)	(78)	(1,979)	(1,910)
Net increase (decrease)	(25)	79	$ (851)	$ 1,632
Institutional Class Shares sold	2,643	606	$ 68,666	$ 14,765
Reinvestment of distributions	29	34	662	752
Shares redeemed	(1,271)	(350)	(32,995)	(8,539)
Net increase (decrease)	1,401	290	$ 36,333	$ 6,978

Annual Report

Notes to Financial Statements - continued

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alliance Pharmaceutical Corp.	$ 150	$ 24,516	$ -	$ -
Big Dog Holdings, Inc.	-	-	-	3,097
Clarent Corp.	225	-	-	6,240
Cygnus, Inc.	1,440	-	-	9,454
Genesee & Wyoming, Inc. Class A	95	333	-	-
I-Stat Corp.	99	-	-	-
Interplay Entertainment Corp.	-	-	-	-
Maxwell Shoe, Inc. Class A	-	-	-	12,552
Morton's Restaurant Group, Inc.	-	-	-	5,671
Performance Technologies, Inc.	1,264	-	-	14,328
WMS Industries, Inc.	13,330	6,563	-	44,518
Take-Two Interactive Software, Inc.	9,115	-	-	34,764
TOTALS	$ 25,718	$ 31,412	$ -	$ 130,624

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the six years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Institutional Class	12/24/01	12/21/01	$0.20
	1/7/02	1/4/02	$0.07

Institutional Class designates 11% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Harris Leviton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

ISO-ANN-0102 153079
1.539181.104

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Dividend Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	26	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	35	Notes to the financial statements.
Report of Independent Accountants	43	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Dividend Growth Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity ® Adv Dividend Growth - CL A	-2.44%	15.80%
Fidelity Adv Dividend Growth - CL A (incl. 5.75% sales charge)	-8.05%	9.14%
S&P 500 ®	-12.22%	-3.59%
Growth Funds Average	-16.34%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL A	-2.44%	5.14%
Fidelity Adv Dividend Growth - CL A (incl. 5.75% sales charge)	-8.05%	3.03%
S&P 500	-12.22%	-1.24%
Growth Funds Average	-16.34%	n/a *

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Dividend Growth Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $10,914 - a 9.14% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,641 - a 3.59% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative total return and average annual total return for the large-cap core funds average was -13.53%. The one year cumulative total return and one year average annual total return for the large-cap supergroup average was -16.38%.

Annual Report

Fidelity Advisor Dividend Growth Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL T	-2.70%	15.10%
Fidelity Adv Dividend Growth - CL T (incl. 3.50% sales charge)	-6.11%	11.07%
S&P 500	-12.22%	-3.59%
Growth Funds Average	-16.34%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL T	-2.70%	4.92%
Fidelity Adv Dividend Growth - CL T (incl. 3.50% sales charge)	-6.11%	3.65%
S&P 500	-12.22%	-1.24%
Growth Funds Average	-16.34%	n/a *

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2001, the value of the investment would have grown to $11,107 - an 11.07% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,641 - a 3.59% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative total return and one year average annual total return for the large-cap core funds average was -13.53%. The one year cumulative total return and one year average annual total return for the large-cap supergroup average was -16.38%.

Annual Report

Fidelity Advisor Dividend Growth Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL B	-3.07%	13.50%
Fidelity Adv Dividend Growth - CL B (incl. contingent deferred sales charge)	-7.92%	10.50%
S&P 500	-12.22%	-3.59%
Growth Funds Average	-16.34%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL B	-3.07%	4.42%
Fidelity Adv Dividend Growth - CL B (incl. contingent deferred sales charge)	-7.92%	3.47%
S&P 500	-12.22%	-1.24%
Growth Funds Average	-16.34%	n/a *

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by November 30, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $11,050 - a 10.50% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,641 - a 3.59% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative total return and one year average annual total return for the large-cap core funds average was -13.53%. The one year cumulative total return and one year average annual total return for the large-cap supergroup average was -16.38%.

Annual Report

Fidelity Advisor Dividend Growth Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL C	-3.16%	13.50%
Fidelity Adv Dividend Growth - CL C (incl. contingent deferred sales charge)	-4.13%	13.50%
S&P 500	-12.22%	-3.59%
Growth Funds Average	-16.34%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL C	-3.16%	4.42%
Fidelity Adv Dividend Growth - CL C (incl. contingent deferred sales charge)	-4.13%	4.42%
S&P 500	-12.22%	-1.24%
Growth Funds Average	-16.34%	n/a *

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $11,350 - a 13.50% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,641 - a 3.59% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, the one year cumulative total return and one year average annual total return for the large-cap core funds average was -13.53%. The one year cumulative total return and one year average annual total return for the large-cap supergroup average was -16.38%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Charles Mangum, Portfolio Manager of Fidelity Advisor Dividend Growth Fund

Q. How did the fund perform, Charles?

A. The fund did well relative to both of its benchmarks. For the 12 months that ended November 30, 2001, the fund's Class A, Class T, Class B and Class C shares returned -2.44%, -2.70%, -3.07% and -3.16%, respectively. The Standard & Poor's 500 Index returned -12.22% during the same period, while the growth funds average, as tracked by Lipper Inc., returned -16.34%.

Q. Why did the fund outperform its index and peer group during the period?

A. Strong stock selection in several areas of the market - most notably within technology - was the biggest driver behind the fund's outperformance. Good stock picking within both the finance and energy sectors also contributed positively to performance. Surprisingly, the group that detracted most from our results during the period was one that historically has been kind to the fund - pharmaceuticals. Quite simply, my stock selection within the drug industry was terrible. I didn't own the stocks that performed well, and the ones I did own ran into some non-market-related obstacles.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Can you guide us through your technology strategy as it unfolded during the period?

A. As the fund's shareholders know, I'm typically on the lookout for steady growers, many of which tend to reside in the health and finance areas. My technology strategy mostly revolves around finding reasonably priced market-share leaders, and avoiding most of the smaller, more volatile tech names. This period, however, was a bit different. I began to sense an economic recovery taking hold in June, so I decided to be more aggressive in my technology investing. Working in tandem with our software analysts, I added to the fund's positions in smaller software stocks such as Check Point, Mercury Interactive and Adobe, all of which produced nice gains. My continued emphasis on market leaders also proved beneficial, as Microsoft, Computer Associates, Dell Computer and IBM were among the fund's best performers during the period. As November came to a close, I had reverted to more of a stable-growth, defensive mindset.

Q. How did you play the financial sector during the period?

A. It was a tale of two halves for the fund's financial stocks. I focused more on conservative financials during the first half of the period, including banks such as Bank of America and Comerica. I then became more aggressive during the second half, and added to the fund's investments in brokers such as Morgan Stanley and Citigroup. The fund's best overall finance performer was mortgage lender Fannie Mae, which benefited from lower interest rates and increased mortgage applications. Bank of America and Comerica also performed well, while Morgan Stanley and Citigroup had mixed results.

Q. You referred to the weak performance of the fund's pharmaceuticals stocks as "surprising." Why?

A. Because with their stable earnings-growth profiles, drug stocks have typically thrived in volatile markets. Unfortunately, two of the fund's three biggest drug stock plays - Bristol-Myers Squibb and Schering-Plough - ran into unforeseen difficulties during the period, and both performed poorly as a result. Bristol-Myers endured a number of legal setbacks surrounding patents on existing drugs, while Schering had to contend with manufacturing issues. Also, I really shot myself in the foot by not owning positions in Johnson & Johnson and Abbott Labs, both of which performed well.

Q. Which other stocks performed well? Which ones were disappointing?

A. Two health stocks that performed well were Cardinal Health - a wholesale distributor of pharmaceuticals and a service provider to the health care industry - and Guidant, which develops and manufactures cardiovascular equipment. Energy stock Conoco also continued to generate solid results. Disappointments included tech stocks Cisco Systems and Sun Microsystems, and Honeywell, which fell after European regulators nixed General Electric's bid to buy the company.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. I'm a big believer that if you stimulate something enough, it will eventually recover. The Federal Reserve Board cut interest rates 10 times during the period - including three cuts after September 11 - in an attempt to revive the economy. It will take some time, but I believe these actions will result in a recovery at some point. I'll be keeping a close eye on consumer spending patterns as we move into 2002, and will continue to look for companies that I feel can grow their earnings regardless of the environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 28, 1998

Size: as of November 30, 2001, more than $2.2 billion

Manager: Charles Mangum, since inception; joined Fidelity in 1990

3

Charles Mangum talks about the resiliency of the consumer:

"We were in the midst of a substantial industrial recession during the period, but it was a unique kind of recession in that consumer spending remained above water. Several consumer-friendly stimulants accounted for this, including multiple rate cuts by the Fed, lower oil prices and cheap financing packages on big-ticket items such as autos and homes.

"The fact that the consumer managed to increase spending during this hectic year constitutes both good news and bad news. The good news is that it kept things from getting even uglier. The bad news, however, is that it's difficult to envision a fast economic rebound in 2002 without a significant uptick in consumer demand.

"It will be interesting to watch how consumer spending plays out over the next few months. The cheap financing deals won't be around forever, and at some point we'll find out just how much capacity there is for increased consumer spending. From my vantage point, this uncertainty will cause me to look long and hard at how much of a recovery we might anticipate. There's always been an economic recovery after a recession, it's just a matter of when and how much."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	7.0	6.4
Clear Channel Communications, Inc.	5.0	4.7
Bristol-Myers Squibb Co.	5.0	4.3
General Electric Co.	4.1	3.5
Conoco, Inc.	3.3	3.0
Fannie Mae	3.1	4.6
Microsoft Corp.	2.8	2.4
Citigroup, Inc.	2.8	1.5
Philip Morris Companies, Inc.	2.3	2.0
Pfizer, Inc.	2.0	1.4
	37.4
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	18.6	18.6
Financials	17.2	18.5
Information Technology	14.7	16.1
Consumer Discretionary	9.8	12.0
Industrials	9.5	11.1
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 91.5%		Stocks 93.2%
	Convertible Securities 2.9%		Convertible Securities 2.8%
	Short-Term Investments and Net Other Assets 5.6%		Short-Term Investments and Net Other Assets 4.0%
* Foreign investments	1.5%	** Foreign investments	1.0%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.1%
Dana Corp.	228,800	$ 3,135
Hotels, Restaurants & Leisure - 0.8%
Jack in the Box, Inc. (a)	156,300	4,045
Papa John's International, Inc. (a)	65,800	1,699
Tricon Global Restaurants, Inc. (a)	193,000	9,158
Wendy's International, Inc.	88,100	2,505
		17,407
Household Durables - 0.2%
Centex Corp.	60,800	2,748
KB Home	26,600	894
Pulte Homes, Inc.	20,000	785
		4,427
Leisure Equipment & Products - 0.2%
Brunswick Corp.	180,400	3,554
Media - 5.6%
AOL Time Warner, Inc. (a)	302,186	10,546
Clear Channel Communications, Inc. (a)	2,447,300	114,362
Radio One, Inc. Class D (non-vtg.) (a)	103,900	1,639
Viacom, Inc. Class B (non-vtg.) (a)	42,300	1,846
		128,393
Multiline Retail - 1.0%
Costco Wholesale Corp. (a)	100,100	4,092
Federated Department Stores, Inc. (a)	284,600	10,530
Wal-Mart Stores, Inc.	144,720	7,981
		22,603
Specialty Retail - 1.7%
Abercrombie & Fitch Co. Class A (a)	129,100	3,098
Gap, Inc.	162,175	2,146
Home Depot, Inc.	416,695	19,443
Intimate Brands, Inc. Class A	114,500	1,643
Lowe's Companies, Inc.	277,200	12,560
Staples, Inc. (a)	40,000	704
		39,594
TOTAL CONSUMER DISCRETIONARY		219,113
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 7.2%
Beverages - 2.3%
PepsiCo, Inc.	224,896	$ 10,937
The Coca-Cola Co.	876,800	41,175
		52,112
Food & Drug Retailing - 1.1%
Albertson's, Inc.	166,400	5,584
CVS Corp.	743,300	20,032
		25,616
Food Products - 0.1%
Kraft Foods, Inc. Class A	64,100	2,123
Personal Products - 1.4%
Alberto-Culver Co.:
Class A	13,190	492
Class B	435,000	18,931
Gillette Co.	422,620	13,820
		33,243
Tobacco - 2.3%
Philip Morris Companies, Inc.	1,101,520	51,959
TOTAL CONSUMER STAPLES		165,053
ENERGY - 9.5%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	292,800	9,654
BJ Services Co. (a)	171,200	4,770
Cooper Cameron Corp. (a)	135,000	4,946
ENSCO International, Inc.	62,300	1,253
GlobalSantaFe Corp.	366,947	8,880
Halliburton Co.	449,680	9,637
Smith International, Inc. (a)	50,000	2,263
		41,403
Oil & Gas - 7.7%
ChevronTexaco Corp.	493,600	41,961
Conoco, Inc.	2,713,700	74,274
Devon Energy Corp.	95,811	3,295
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Exxon Mobil Corp.	1,236,600	$ 46,249
Royal Dutch Petroleum Co. (NY Shares)	190,000	9,185
		174,964
TOTAL ENERGY		216,367
FINANCIALS - 17.2%
Banks - 6.1%
Bank of America Corp.	201,800	12,386
Bank One Corp.	290,300	10,869
Comerica, Inc.	819,970	42,114
FleetBoston Financial Corp.	698,330	25,664
PNC Financial Services Group, Inc.	670,600	38,861
Synovus Financial Corp.	115,300	2,710
U.S. Bancorp, Delaware	393,100	7,461
Wachovia Corp.	2,124	66
		140,131
Diversified Financials - 8.9%
American Express Co.	575,600	18,943
Citigroup, Inc.	1,321,886	63,318
Fannie Mae	912,100	71,691
Household International, Inc.	263,160	15,524
J.P. Morgan Chase & Co.	55,200	2,082
Merrill Lynch & Co., Inc.	379,600	19,014
Morgan Stanley Dean Witter & Co.	244,180	13,552
		204,124
Insurance - 2.2%
AFLAC, Inc.	217,700	5,965
Allmerica Financial Corp.	245,000	10,508
American International Group, Inc.	221,692	18,267
Hartford Financial Services Group, Inc.	202,800	12,006
MGIC Investment Corp.	37,730	2,209
PartnerRe Ltd.	26,700	1,375
		50,330
TOTAL FINANCIALS		394,585
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 18.5%
Health Care Equipment & Supplies - 0.8%
Guidant Corp. (a)	171,600	$ 8,376
Zimmer Holdings, Inc. (a)	266,300	8,591
		16,967
Health Care Providers & Services - 7.0%
Cardinal Health, Inc.	2,341,905	159,992
Pharmaceuticals - 10.7%
American Home Products Corp.	469,800	28,235
Bristol-Myers Squibb Co.	2,120,360	113,991
Eli Lilly & Co.	18,200	1,505
Pfizer, Inc.	1,087,800	47,113
Pharmacia Corp.	291,000	12,920
Schering-Plough Corp.	1,159,460	41,428
		245,192
TOTAL HEALTH CARE		422,151
INDUSTRIALS - 9.4%
Aerospace & Defense - 1.0%
Honeywell International, Inc.	573,700	19,012
United Technologies Corp.	64,000	3,853
		22,865
Airlines - 0.9%
AMR Corp. (a)	474,900	10,144
Delta Air Lines, Inc.	305,600	8,856
Northwest Airlines Corp. (a)	106,600	1,910
		20,910
Commercial Services & Supplies - 0.9%
ChoicePoint, Inc. (a)	299,300	14,097
NCO Group, Inc. (a)	341,700	5,935
		20,032
Industrial Conglomerates - 4.6%
General Electric Co.	2,429,220	93,525
Textron, Inc.	306,200	12,141
		105,666
Machinery - 1.3%
Danaher Corp.	74,400	4,364
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co.	350,200	$ 14,670
Parker Hannifin Corp.	295,300	12,122
		31,156
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	521,600	15,288
TOTAL INDUSTRIALS		215,917
INFORMATION TECHNOLOGY - 12.5%
Communications Equipment - 1.8%
Cisco Systems, Inc. (a)	1,147,700	23,459
Comverse Technology, Inc. (a)	698,700	14,945
Lucent Technologies, Inc.	300,000	2,196
Nortel Networks Corp.	200,000	1,560
		42,160
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	1,016,800	28,399
EMC Corp. (a)	323,700	5,435
International Business Machines Corp.	47,400	5,479
Lexmark International, Inc. Class A (a)	30,900	1,597
Sun Microsystems, Inc. (a)	223,000	3,176
		44,086
Electronic Equipment & Instruments - 0.5%
Avnet, Inc.	73,300	1,741
Ingram Micro, Inc. Class A (a)	196,000	3,018
Sanmina Corp. (a)	42,000	899
SCI Systems, Inc. (a)	163,600	4,687
		10,345
Internet Software & Services - 0.2%
Check Point Software Technologies Ltd. (a)	44,900	1,722
Yahoo!, Inc. (a)	143,500	2,234
		3,956
IT Consulting & Services - 0.2%
Computer Sciences Corp. (a)	79,700	3,798
Semiconductor Equipment & Products - 3.1%
Altera Corp. (a)	199,600	4,543
Analog Devices, Inc. (a)	100,600	4,276
Atmel Corp. (a)	151,000	1,246
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Intel Corp.	738,360	$ 24,115
LAM Research Corp. (a)	99,300	2,177
Linear Technology Corp.	19,700	808
Micron Technology, Inc. (a)	361,700	9,824
Silicon Storage Technology, Inc. (a)	567,600	6,999
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	308,700	4,918
Teradyne, Inc. (a)	47,400	1,321
United Microelectronics Corp. sponsored ADR	682,700	5,318
Vitesse Semiconductor Corp. (a)	173,600	2,116
Xilinx, Inc. (a)	91,800	3,315
		70,976
Software - 4.8%
Adobe Systems, Inc.	107,900	3,461
Computer Associates International, Inc.	660,500	21,975
Mercury Interactive Corp. (a)	90,600	2,790
Microsoft Corp. (a)	997,580	64,055
Network Associates, Inc. (a)	273,500	6,277
Oracle Corp. (a)	522,200	7,326
VERITAS Software Corp. (a)	92,600	3,601
		109,485
TOTAL INFORMATION TECHNOLOGY		284,806
MATERIALS - 2.0%
Chemicals - 0.9%
E.I. du Pont de Nemours & Co.	218,000	9,666
Lyondell Chemical Co.	118,300	1,680
Praxair, Inc.	120,600	6,382
Rohm & Haas Co.	80,400	2,854
		20,582
Containers & Packaging - 0.1%
Temple-Inland, Inc.	56,100	3,206
Metals & Mining - 0.5%
Alcoa, Inc.	289,340	11,169
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.5%
Bowater, Inc.	3,900	$ 188
International Paper Co.	283,300	11,318
		11,506
TOTAL MATERIALS		46,463
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 5.2%
AT&T Corp.	812,616	14,213
BellSouth Corp.	826,900	31,836
CenturyTel, Inc.	139,900	4,729
Qwest Communications International, Inc.	565,200	6,726
SBC Communications, Inc.	676,289	25,280
Sprint Corp. - FON Group	144,400	3,146
Verizon Communications, Inc.	693,300	32,585
WorldCom, Inc. - MCI Group	3,000	39
		118,554
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	682,900	7,314
TOTAL TELECOMMUNICATION SERVICES		125,868
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Corp. (a)	158,100	2,612
TOTAL COMMON STOCKS (Cost $2,019,545)		2,092,935
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
Xerox Capital Trust II $3.75 (c)	14,000	830
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. $7.25	11,000	1,165
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Lucent Technologies, Inc. $80.00 (c)	900	$ 1,143
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,700)		3,138
Convertible Bonds - 2.8%
Moody's Ratings (unaudited) (d)		Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.2%
Leisure Equipment & Products - 0.0%
Hasbro, Inc. 2.75% 12/1/21 (c)	Ba3	$ 1,000	1,001
Media - 0.2%
EchoStar Communications Corp. 5.75% 5/15/08 (c)	Caa1	4,750	4,263
TOTAL CONSUMER DISCRETIONARY			5,264
FINANCIALS - 0.0%
Real Estate - 0.0%
Pinnacle Holdings, Inc. 5.5% 9/15/07 (c)	-	3,210	120
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Aviron 5.25% 2/1/08	-	1,919	1,648
INFORMATION TECHNOLOGY - 2.2%
Communications Equipment - 1.1%
CIENA Corp. 3.75% 2/1/08	Ba3	3,170	2,120
Comverse Technology, Inc. 1.5% 12/1/05	BB	6,250	4,672
Juniper Networks, Inc. 4.75% 3/15/07	B2	8,470	6,225
Natural MicroSystems Corp. 5% 10/15/05	CCC+	3,052	1,679
ONI Systems Corp. 5% 10/15/05	CCC	11,930	8,419
Redback Networks, Inc. 5% 4/1/07	CCC-	4,770	2,514
			25,629
Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc. 3% 12/1/21 (c)	Baa2	1,287	1,407
Sanmina Corp. 0% 9/12/20	Ba3	14,437	5,287
Solectron Corp. liquid yield option note 0% 5/8/20	Baa3	13,660	7,076
			13,770
Convertible Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 0.5%
LSI Logic Corp. 4% 2/15/05	Ba3	$ 3,380	$ 2,852
Vitesse Semiconductor Corp. 4% 3/15/05	B2	9,550	7,401
			10,253
Software - 0.0%
Network Associates, Inc. 5.25% 8/15/06 (c)	-	334	499
TOTAL INFORMATION TECHNOLOGY			50,151
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Aether Systems, Inc. 6% 3/22/05	CCC	3,130	1,747
Nextel Communications, Inc. 6% 6/1/11 (c)	B1	2,000	1,505
			3,252
UTILITIES - 0.1%
Multi-Utilities - 0.1%
Enron Corp. 0% 2/7/21	Baa1	21,975	2,637
TOTAL CONVERTIBLE BONDS (Cost $74,948)			63,072
Money Market Funds - 6.5%
	Shares
Fidelity Cash Central Fund, 2.23% (b) (Cost $149,125)	149,124,601	149,125
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $2,246,318)		2,308,270
NET OTHER ASSETS - (0.9)%		(20,021)
NET ASSETS - 100%		$ 2,288,249
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,768,000 or 0.5% of net assets.

(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,952,061,000 and $1,512,043,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $26,207,000 and $23,569,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $163,000 for the period.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $2,267,991,000. Net unrealized appreciation aggregated $40,279,000, of which $174,021,000 related to appreciated investment securities and $133,742,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $55,694,000 of which $11,880,000, $1,257,000 and $42,557,000 will expire on November 30, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $17,578) (cost $2,246,318) - See accompanying schedule		$ 2,308,270
Receivable for investments sold		13,512
Receivable for fund shares sold		7,381
Dividends receivable		2,087
Interest receivable		896
Total assets		2,332,146
Liabilities
Payable for investments purchased	$ 19,578
Payable for fund shares redeemed	2,858
Accrued management fee	1,078
Distribution fees payable	1,115
Other payables and accrued expenses	463
Collateral on securities loaned, at value	18,805
Total liabilities		43,897
Net Assets		$ 2,288,249
Net Assets consist of:
Paid in capital		$ 2,302,188
Undistributed net investment income		2,463
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(78,354)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		61,952
Net Assets		$ 2,288,249

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($121,213 ÷ 10,470 shares)	$11.58
Maximum offering price per share (100/94.25 of $11.58)	$12.29
Class T: Net Asset Value and redemption price per share ($1,255,118 ÷ 109,023 shares)	$11.51
Maximum offering price per share (100/96.50 of $11.51)	$11.93
Class B: Net Asset Value and offering price per share ($426,547 ÷ 37,575 shares) A	$11.35
Class C: Net Asset Value and offering price per share ($290,249 ÷ 25,562 shares) A	$11.35
Institutional Class: Net Asset Value, offering price and redemption price per share ($195,122 ÷ 16,684 shares)	$11.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 19,338
Interest		6,968
Security lending		65
Total income		26,371
Expenses
Management fee	$ 9,479
Transfer agent fees	3,672
Distribution fees	10,424
Accounting and security lending fees	373
Non-interested trustees' compensation	5
Custodian fees and expenses	50
Registration fees	176
Audit	30
Legal	6
Miscellaneous	178
Total expenses before reductions	24,393
Expense reductions	(459)	23,934
Net investment income		2,437
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(53,676)
Foreign currency transactions	(4)
Futures contracts	(2,638)	(56,318)
Change in net unrealized appreciation (depreciation) on investment securities		(13,814)
Net gain (loss)		(70,132)
Net increase (decrease) in net assets resulting from operations		$ (67,695)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 2,437	$ (2,222)
Net realized gain (loss)	(56,318)	(1,146)
Change in net unrealized appreciation (depreciation)	(13,814)	59,723
Net increase (decrease) in net assets resulting from operations	(67,695)	56,355
Share transactions - net increase (decrease)	1,499,618	15,062
Total increase (decrease) in net assets	1,431,923	71,417
Net Assets
Beginning of period	856,326	784,909
End of period (including undistributed net investment income (loss) of $2,463 and $(45), respectively)	$ 2,288,249	$ 856,326

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.87	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income E	.06	.02	.01
Net realized and unrealized gain (loss)	(.35)	1.11	.73
Total from investment operations	(.29)	1.13	.74
Net asset value, end of period	$ 11.58	$ 11.87	$ 10.74
Total Return B, C, D	(2.44)%	10.52%	7.40%
Ratios to Average Net Assets G
Expenses before expense reductions	1.13%	1.16%	1.25% A
Expenses net of voluntary waivers, if any	1.13%	1.16%	1.25% A
Expenses net of all reductions	1.10%	1.13%	1.23% A
Net investment income	.50%	.15%	.10% A
Supplemental Data
Net assets, end of period (in millions)	$ 121	$ 48	$ 45
Portfolio turnover rate	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.83	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	(.01)	(.01)
Net realized and unrealized gain (loss)	(.35)	1.12	.73
Total from investment operations	(.32)	1.11	.72
Net asset value, end of period	$ 11.51	$ 11.83	$ 10.72
Total Return B, C, D	(2.70)%	10.35%	7.20%
Ratios to Average Net Assets G
Expenses before expense reductions	1.34%	1.38%	1.46% A
Expenses net of voluntary waivers, if any	1.34%	1.38%	1.46% A
Expenses net of all reductions	1.31%	1.35%	1.45% A
Net investment income (loss)	.29%	(.07)%	(.12)% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,255	$ 323	$ 286
Portfolio turnover rate	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 10.67	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.06)	(.06)
Net realized and unrealized gain (loss)	(.33)	1.10	.73
Total from investment operations	(.36)	1.04	.67
Net asset value, end of period	$ 11.35	$ 11.71	$ 10.67
Total Return B, C, D	(3.07)%	9.75%	6.70%
Ratios to Average Net Assets G
Expenses before expense reductions	1.88%	1.89%	1.97% A
Expenses net of voluntary waivers, if any	1.88%	1.89%	1.97% A
Expenses net of all reductions	1.85%	1.86%	1.96% A
Net investment income (loss)	(.25)%	(.58)%	(.63)% A
Supplemental Data
Net assets, end of period (in millions)	$ 427	$ 274	$ 272
Portfolio turnover rate	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.72	$ 10.68	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.06)	(.06)
Net realized and unrealized gain (loss)	(.35)	1.10	.74
Total from investment operations	(.37)	1.04	.68
Net asset value, end of period	$ 11.35	$ 11.72	$ 10.68
Total Return B, C, D	(3.16)%	9.74%	6.80%
Ratios to Average Net Assets G
Expenses before expense reductions	1.84%	1.86%	1.96% A
Expenses net of voluntary waivers, if any	1.84%	1.86%	1.96% A
Expenses net of all reductions	1.81%	1.83%	1.94% A
Net investment income (loss)	(.21)%	(.55)%	(.61)% A
Supplemental Data
Net assets, end of period (in millions)	$ 290	$ 162	$ 156
Portfolio turnover rate	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.95	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income D	.10	.06	.04
Net realized and unrealized gain (loss)	(.35)	1.12	.73
Total from investment operations	(.25)	1.18	.77
Net asset value, end of period	$ 11.70	$ 11.95	$ 10.77
Total Return B, C	(2.09)%	10.96%	7.70%
Ratios to Average Net Assets F
Expenses before expense reductions	.78%	.81%	.95% A
Expenses net of voluntary waivers, if any	.78%	.81%	.95% A
Expenses net of all reductions	.76%	.78%	.93% A
Net investment income	.85%	.50%	.40% A
Supplemental Data
Net assets, end of period (in millions)	$ 195	$ 49	$ 26
Portfolio turnover rate	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, market discount, contingent interest, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 218,000	$ -
Class T	.25%	.25%	4,252,000	-
Class B	.75%	.25%	3,635,000	2,726,000
Class C	.75%	.25%	2,319,000	805,000
			$ 10,424,000	$ 3,531,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 511,000	$ 234,000
Class T	832,000	255,000
Class B	927,000	927,000*
Class C	54,000	54,000*
	$ 2,324,000	$ 1,470,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 226,000.26
Class T	1,844,000.22
Class B	929,000.25
Class C	507,000.22
Institutional Class	166,000.16
	$ 3,672,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,545,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $450,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $8,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 1,000

8. Other Information.

At the end of the period, one shareholder held more than 10% of the total outstanding shares of the fund totaling 22%.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	8,367	1,847	$ 99,052	$ 20,896
Shares redeemed	(1,939)	(2,010)	(22,472)	(21,689)
Net increase (decrease)	6,428	(163)	$ 76,580	$ (793)
Class T Shares sold	98,948	16,011	$ 1,172,240	$ 182,980
Shares redeemed	(17,275)	(15,338)	(202,067)	(164,695)
Net increase (decrease)	81,673	673	$ 970,173	$ 18,285
Class B Shares sold	19,782	7,636	$ 229,912	$ 85,911
Shares redeemed	(5,631)	(9,651)	(63,739)	(103,086)
Net increase (decrease)	14,151	(2,015)	$ 166,173	$ (17,175)
Class C Shares sold	15,846	6,973	$ 183,972	$ 78,175
Shares redeemed	(4,089)	(7,799)	(46,211)	(84,102)
Net increase (decrease)	11,757	(826)	$ 137,761	$ (5,927)
Institutional Class Shares sold	15,785	2,923	$ 185,221	$ 34,207
Shares redeemed	(3,189)	(1,244)	(36,290)	(13,535)
Net increase (decrease)	12,596	1,679	$ 148,931	$ 20,672

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 9, 2002

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Charles A. Mangum, Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADGF-ANN-0102 152777
1.733548.102

(Fidelity Investment logo)(registered trademark)

(Fidelity_Logo)(Registered Trademark)

Fidelity® Advisor

Dividend Growth

Fund - Institutional Class

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent Accountants	37	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Dividend Growth Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity® Adv Dividend Growth - Inst CL	-2.09%	17.00%
S&P 500 ®	-12.22%	-3.59%
Growth Funds Average	-16.34%	n/a *

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,786 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - Inst CL	-2.09%	5.51%
S&P 500	-12.22%	-1.24%
Growth Funds Average	-16.34%	n/a *

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Dividend Growth Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $11,700 - a 17.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,641 - a 3.59% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2001, one year cumulative total return and one year average annual total return for the large-cap core funds average was -13.53%. The one year cumulative total return and one year average annual total return for the large-cap supergroup average was -16.38%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After going hungry for most of the past year, equity investors were invited back to the table in October and November, as stocks rebounded amidst the first signs of a potential economic recovery. Still, stock market performance for the overall 12-month period ending November 30, 2001, left most investors less than satisfied. During the period, the Standard & Poor's 500SM Index - a market-capitalization weighted index of 500 widely held U.S. stocks - fell 12.22%. The technology-rich NASDAQ Composite® Index dropped 25.48% in the same time frame, while the Dow Jones Industrial AverageSM - a benchmark of 30 blue-chip stocks that's commonly used as a proxy of U.S. stock market performance - declined 3.66%. Equities across most sectors were battered by the steep decline in U.S. economic growth, which prompted scores of earnings disappointments, layoffs and corporate bankruptcies. The Federal Reserve Board intervened with 10 interest-rate cuts during the 12-month period, three of them coming after the tragic events of September 11. The terrorist acts were a significant contributor to the 1.1% decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP decline since 1993. But the prospects for stocks grew brighter late in the period as interest rates and energy prices continued to fall and good news on the war against terrorism helped steel investor confidence.

(Portfolio Manager photograph)
An interview with Charles Mangum, Portfolio Manager of Fidelity Advisor Dividend Growth Fund

Q. How did the fund perform, Charles?

A. The fund did well relative to both of its benchmarks. For the 12 months that ended November 30, 2001, the fund's Institutional Class shares returned -2.09%. The Standard & Poor's 500 Index returned -12.22% during the same period, while the growth funds average, as tracked by Lipper Inc., returned -16.34%.

Q. Why did the fund outperform its index and peer group during the period?

A. Strong stock selection in several areas of the market - most notably within technology - was the biggest driver behind the fund's outperformance. Good stock picking within both the finance and energy sectors also contributed positively to performance. Surprisingly, the group that detracted most from our results during the period was one that historically has been kind to the fund - pharmaceuticals. Quite simply, my stock selection within the drug industry was terrible. I didn't own the stocks that performed well, and the ones I did own ran into some non-market-related obstacles.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Can you guide us through your technology strategy as it unfolded during the period?

A. As the fund's shareholders know, I'm typically on the lookout for steady growers, many of which tend to reside in the health and finance areas. My technology strategy mostly revolves around finding reasonably priced market-share leaders, and avoiding most of the smaller, more volatile tech names. This period, however, was a bit different. I began to sense an economic recovery taking hold in June, so I decided to be more aggressive in my technology investing. Working in tandem with our software analysts, I added to the fund's positions in smaller software stocks such as Check Point, Mercury Interactive and Adobe, all of which produced nice gains. My continued emphasis on market leaders also proved beneficial, as Microsoft, Computer Associates, Dell Computer and IBM were among the fund's best performers during the period. As November came to a close, I had reverted to more of a stable-growth, defensive mindset.

Q. How did you play the financial sector during the period?

A. It was a tale of two halves for the fund's financial stocks. I focused more on conservative financials during the first half of the period, including banks such as Bank of America and Comerica. I then became more aggressive during the second half, and added to the fund's investments in brokers such as Morgan Stanley and Citigroup. The fund's best overall finance performer was mortgage lender Fannie Mae, which benefited from lower interest rates and increased mortgage applications. Bank of America and Comerica also performed well, while Morgan Stanley and Citigroup had mixed results.

Q. You referred to the weak performance of the fund's pharmaceuticals stocks as "surprising." Why?

A. Because with their stable earnings-growth profiles, drug stocks have typically thrived in volatile markets. Unfortunately, two of the fund's three biggest drug stock plays - Bristol-Myers Squibb and Schering-Plough - ran into unforeseen difficulties during the period, and both performed poorly as a result. Bristol-Myers endured a number of legal setbacks surrounding patents on existing drugs, while Schering had to contend with manufacturing issues. Also, I really shot myself in the foot by not owning positions in Johnson & Johnson and Abbott Labs, both of which performed well.

Q. Which other stocks performed well? Which ones were disappointing?

A. Two health stocks that performed well were Cardinal Health - a wholesale distributor of pharmaceuticals and a service provider to the health care industry - and Guidant, which develops and manufactures cardiovascular equipment. Energy stock Conoco also continued to generate solid results. Disappointments included tech stocks Cisco Systems and Sun Microsystems, and Honeywell, which fell after European regulators nixed General Electric's bid to buy the company.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. I'm a big believer that if you stimulate something enough, it will eventually recover. The Federal Reserve Board cut interest rates 10 times during the period - including three cuts after September 11 - in an attempt to revive the economy. It will take some time, but I believe these actions will result in a recovery at some point. I'll be keeping a close eye on consumer spending patterns as we move into 2002, and will continue to look for companies that I feel can grow their earnings regardless of the environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 28, 1998

Size: as of November 30, 2001, more than $2.2 billion

Manager: Charles Mangum, since inception; joined Fidelity in 1990

3

Charles Mangum talks about the resiliency of the consumer:

"We were in the midst of a substantial industrial recession during the period, but it was a unique kind of recession in that consumer spending remained above water. Several consumer-friendly stimulants accounted for this, including multiple rate cuts by the Fed, lower oil prices and cheap financing packages on big-ticket items such as autos and homes.

"The fact that the consumer managed to increase spending during this hectic year constitutes both good news and bad news. The good news is that it kept things from getting even uglier. The bad news, however, is that it's difficult to envision a fast economic rebound in 2002 without a significant uptick in consumer demand.

"It will be interesting to watch how consumer spending plays out over the next few months. The cheap financing deals won't be around forever, and at some point we'll find out just how much capacity there is for increased consumer spending. From my vantage point, this uncertainty will cause me to look long and hard at how much of a recovery we might anticipate. There's always been an economic recovery after a recession, it's just a matter of when and how much."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	7.0	6.4
Clear Channel Communications, Inc.	5.0	4.7
Bristol-Myers Squibb Co.	5.0	4.3
General Electric Co.	4.1	3.5
Conoco, Inc.	3.3	3.0
Fannie Mae	3.1	4.6
Microsoft Corp.	2.8	2.4
Citigroup, Inc.	2.8	1.5
Philip Morris Companies, Inc.	2.3	2.0
Pfizer, Inc.	2.0	1.4
	37.4
Top Five Market Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	18.6	18.6
Financials	17.2	18.5
Information Technology	14.7	16.1
Consumer Discretionary	9.8	12.0
Industrials	9.5	11.1
Asset Allocation (% of fund's net assets)
As of November 30, 2001 *		As of May 31, 2001 **
	Stocks 91.5%		Stocks 93.2%
	Convertible Securities 2.9%		Convertible Securities 2.8%
	Short-Term Investments and Net Other Assets 5.6%		Short-Term Investments and Net Other Assets 4.0%
* Foreign investments	1.5%	** Foreign investments	1.0%

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.1%
Dana Corp.	228,800	$ 3,135
Hotels, Restaurants & Leisure - 0.8%
Jack in the Box, Inc. (a)	156,300	4,045
Papa John's International, Inc. (a)	65,800	1,699
Tricon Global Restaurants, Inc. (a)	193,000	9,158
Wendy's International, Inc.	88,100	2,505
		17,407
Household Durables - 0.2%
Centex Corp.	60,800	2,748
KB Home	26,600	894
Pulte Homes, Inc.	20,000	785
		4,427
Leisure Equipment & Products - 0.2%
Brunswick Corp.	180,400	3,554
Media - 5.6%
AOL Time Warner, Inc. (a)	302,186	10,546
Clear Channel Communications, Inc. (a)	2,447,300	114,362
Radio One, Inc. Class D (non-vtg.) (a)	103,900	1,639
Viacom, Inc. Class B (non-vtg.) (a)	42,300	1,846
		128,393
Multiline Retail - 1.0%
Costco Wholesale Corp. (a)	100,100	4,092
Federated Department Stores, Inc. (a)	284,600	10,530
Wal-Mart Stores, Inc.	144,720	7,981
		22,603
Specialty Retail - 1.7%
Abercrombie & Fitch Co. Class A (a)	129,100	3,098
Gap, Inc.	162,175	2,146
Home Depot, Inc.	416,695	19,443
Intimate Brands, Inc. Class A	114,500	1,643
Lowe's Companies, Inc.	277,200	12,560
Staples, Inc. (a)	40,000	704
		39,594
TOTAL CONSUMER DISCRETIONARY		219,113
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 7.2%
Beverages - 2.3%
PepsiCo, Inc.	224,896	$ 10,937
The Coca-Cola Co.	876,800	41,175
		52,112
Food & Drug Retailing - 1.1%
Albertson's, Inc.	166,400	5,584
CVS Corp.	743,300	20,032
		25,616
Food Products - 0.1%
Kraft Foods, Inc. Class A	64,100	2,123
Personal Products - 1.4%
Alberto-Culver Co.:
Class A	13,190	492
Class B	435,000	18,931
Gillette Co.	422,620	13,820
		33,243
Tobacco - 2.3%
Philip Morris Companies, Inc.	1,101,520	51,959
TOTAL CONSUMER STAPLES		165,053
ENERGY - 9.5%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	292,800	9,654
BJ Services Co. (a)	171,200	4,770
Cooper Cameron Corp. (a)	135,000	4,946
ENSCO International, Inc.	62,300	1,253
GlobalSantaFe Corp.	366,947	8,880
Halliburton Co.	449,680	9,637
Smith International, Inc. (a)	50,000	2,263
		41,403
Oil & Gas - 7.7%
ChevronTexaco Corp.	493,600	41,961
Conoco, Inc.	2,713,700	74,274
Devon Energy Corp.	95,811	3,295
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Exxon Mobil Corp.	1,236,600	$ 46,249
Royal Dutch Petroleum Co. (NY Shares)	190,000	9,185
		174,964
TOTAL ENERGY		216,367
FINANCIALS - 17.2%
Banks - 6.1%
Bank of America Corp.	201,800	12,386
Bank One Corp.	290,300	10,869
Comerica, Inc.	819,970	42,114
FleetBoston Financial Corp.	698,330	25,664
PNC Financial Services Group, Inc.	670,600	38,861
Synovus Financial Corp.	115,300	2,710
U.S. Bancorp, Delaware	393,100	7,461
Wachovia Corp.	2,124	66
		140,131
Diversified Financials - 8.9%
American Express Co.	575,600	18,943
Citigroup, Inc.	1,321,886	63,318
Fannie Mae	912,100	71,691
Household International, Inc.	263,160	15,524
J.P. Morgan Chase & Co.	55,200	2,082
Merrill Lynch & Co., Inc.	379,600	19,014
Morgan Stanley Dean Witter & Co.	244,180	13,552
		204,124
Insurance - 2.2%
AFLAC, Inc.	217,700	5,965
Allmerica Financial Corp.	245,000	10,508
American International Group, Inc.	221,692	18,267
Hartford Financial Services Group, Inc.	202,800	12,006
MGIC Investment Corp.	37,730	2,209
PartnerRe Ltd.	26,700	1,375
		50,330
TOTAL FINANCIALS		394,585
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 18.5%
Health Care Equipment & Supplies - 0.8%
Guidant Corp. (a)	171,600	$ 8,376
Zimmer Holdings, Inc. (a)	266,300	8,591
		16,967
Health Care Providers & Services - 7.0%
Cardinal Health, Inc.	2,341,905	159,992
Pharmaceuticals - 10.7%
American Home Products Corp.	469,800	28,235
Bristol-Myers Squibb Co.	2,120,360	113,991
Eli Lilly & Co.	18,200	1,505
Pfizer, Inc.	1,087,800	47,113
Pharmacia Corp.	291,000	12,920
Schering-Plough Corp.	1,159,460	41,428
		245,192
TOTAL HEALTH CARE		422,151
INDUSTRIALS - 9.4%
Aerospace & Defense - 1.0%
Honeywell International, Inc.	573,700	19,012
United Technologies Corp.	64,000	3,853
		22,865
Airlines - 0.9%
AMR Corp. (a)	474,900	10,144
Delta Air Lines, Inc.	305,600	8,856
Northwest Airlines Corp. (a)	106,600	1,910
		20,910
Commercial Services & Supplies - 0.9%
ChoicePoint, Inc. (a)	299,300	14,097
NCO Group, Inc. (a)	341,700	5,935
		20,032
Industrial Conglomerates - 4.6%
General Electric Co.	2,429,220	93,525
Textron, Inc.	306,200	12,141
		105,666
Machinery - 1.3%
Danaher Corp.	74,400	4,364
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co.	350,200	$ 14,670
Parker Hannifin Corp.	295,300	12,122
		31,156
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	521,600	15,288
TOTAL INDUSTRIALS		215,917
INFORMATION TECHNOLOGY - 12.5%
Communications Equipment - 1.8%
Cisco Systems, Inc. (a)	1,147,700	23,459
Comverse Technology, Inc. (a)	698,700	14,945
Lucent Technologies, Inc.	300,000	2,196
Nortel Networks Corp.	200,000	1,560
		42,160
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	1,016,800	28,399
EMC Corp. (a)	323,700	5,435
International Business Machines Corp.	47,400	5,479
Lexmark International, Inc. Class A (a)	30,900	1,597
Sun Microsystems, Inc. (a)	223,000	3,176
		44,086
Electronic Equipment & Instruments - 0.5%
Avnet, Inc.	73,300	1,741
Ingram Micro, Inc. Class A (a)	196,000	3,018
Sanmina Corp. (a)	42,000	899
SCI Systems, Inc. (a)	163,600	4,687
		10,345
Internet Software & Services - 0.2%
Check Point Software Technologies Ltd. (a)	44,900	1,722
Yahoo!, Inc. (a)	143,500	2,234
		3,956
IT Consulting & Services - 0.2%
Computer Sciences Corp. (a)	79,700	3,798
Semiconductor Equipment & Products - 3.1%
Altera Corp. (a)	199,600	4,543
Analog Devices, Inc. (a)	100,600	4,276
Atmel Corp. (a)	151,000	1,246
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Intel Corp.	738,360	$ 24,115
LAM Research Corp. (a)	99,300	2,177
Linear Technology Corp.	19,700	808
Micron Technology, Inc. (a)	361,700	9,824
Silicon Storage Technology, Inc. (a)	567,600	6,999
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	308,700	4,918
Teradyne, Inc. (a)	47,400	1,321
United Microelectronics Corp. sponsored ADR	682,700	5,318
Vitesse Semiconductor Corp. (a)	173,600	2,116
Xilinx, Inc. (a)	91,800	3,315
		70,976
Software - 4.8%
Adobe Systems, Inc.	107,900	3,461
Computer Associates International, Inc.	660,500	21,975
Mercury Interactive Corp. (a)	90,600	2,790
Microsoft Corp. (a)	997,580	64,055
Network Associates, Inc. (a)	273,500	6,277
Oracle Corp. (a)	522,200	7,326
VERITAS Software Corp. (a)	92,600	3,601
		109,485
TOTAL INFORMATION TECHNOLOGY		284,806
MATERIALS - 2.0%
Chemicals - 0.9%
E.I. du Pont de Nemours & Co.	218,000	9,666
Lyondell Chemical Co.	118,300	1,680
Praxair, Inc.	120,600	6,382
Rohm & Haas Co.	80,400	2,854
		20,582
Containers & Packaging - 0.1%
Temple-Inland, Inc.	56,100	3,206
Metals & Mining - 0.5%
Alcoa, Inc.	289,340	11,169
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.5%
Bowater, Inc.	3,900	$ 188
International Paper Co.	283,300	11,318
		11,506
TOTAL MATERIALS		46,463
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 5.2%
AT&T Corp.	812,616	14,213
BellSouth Corp.	826,900	31,836
CenturyTel, Inc.	139,900	4,729
Qwest Communications International, Inc.	565,200	6,726
SBC Communications, Inc.	676,289	25,280
Sprint Corp. - FON Group	144,400	3,146
Verizon Communications, Inc.	693,300	32,585
WorldCom, Inc. - MCI Group	3,000	39
		118,554
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	682,900	7,314
TOTAL TELECOMMUNICATION SERVICES		125,868
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Corp. (a)	158,100	2,612
TOTAL COMMON STOCKS (Cost $2,019,545)		2,092,935
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
Xerox Capital Trust II $3.75 (c)	14,000	830
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. $7.25	11,000	1,165
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Lucent Technologies, Inc. $80.00 (c)	900	$ 1,143
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,700)		3,138
Convertible Bonds - 2.8%
Moody's Ratings (unaudited) (d)		Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.2%
Leisure Equipment & Products - 0.0%
Hasbro, Inc. 2.75% 12/1/21 (c)	Ba3	$ 1,000	1,001
Media - 0.2%
EchoStar Communications Corp. 5.75% 5/15/08 (c)	Caa1	4,750	4,263
TOTAL CONSUMER DISCRETIONARY			5,264
FINANCIALS - 0.0%
Real Estate - 0.0%
Pinnacle Holdings, Inc. 5.5% 9/15/07 (c)	-	3,210	120
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Aviron 5.25% 2/1/08	-	1,919	1,648
INFORMATION TECHNOLOGY - 2.2%
Communications Equipment - 1.1%
CIENA Corp. 3.75% 2/1/08	Ba3	3,170	2,120
Comverse Technology, Inc. 1.5% 12/1/05	BB	6,250	4,672
Juniper Networks, Inc. 4.75% 3/15/07	B2	8,470	6,225
Natural MicroSystems Corp. 5% 10/15/05	CCC+	3,052	1,679
ONI Systems Corp. 5% 10/15/05	CCC	11,930	8,419
Redback Networks, Inc. 5% 4/1/07	CCC-	4,770	2,514
			25,629
Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc. 3% 12/1/21 (c)	Baa2	1,287	1,407
Sanmina Corp. 0% 9/12/20	Ba3	14,437	5,287
Solectron Corp. liquid yield option note 0% 5/8/20	Baa3	13,660	7,076
			13,770
Convertible Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 0.5%
LSI Logic Corp. 4% 2/15/05	Ba3	$ 3,380	$ 2,852
Vitesse Semiconductor Corp. 4% 3/15/05	B2	9,550	7,401
			10,253
Software - 0.0%
Network Associates, Inc. 5.25% 8/15/06 (c)	-	334	499
TOTAL INFORMATION TECHNOLOGY			50,151
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Aether Systems, Inc. 6% 3/22/05	CCC	3,130	1,747
Nextel Communications, Inc. 6% 6/1/11 (c)	B1	2,000	1,505
			3,252
UTILITIES - 0.1%
Multi-Utilities - 0.1%
Enron Corp. 0% 2/7/21	Baa1	21,975	2,637
TOTAL CONVERTIBLE BONDS (Cost $74,948)			63,072
Money Market Funds - 6.5%
	Shares
Fidelity Cash Central Fund, 2.23% (b) (Cost $149,125)	149,124,601	149,125
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $2,246,318)		2,308,270
NET OTHER ASSETS - (0.9)%		(20,021)
NET ASSETS - 100%		$ 2,288,249
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,768,000 or 0.5% of net assets.

(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,952,061,000 and $1,512,043,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $26,207,000 and $23,569,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $163,000 for the period.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $2,267,991,000. Net unrealized appreciation aggregated $40,279,000, of which $174,021,000 related to appreciated investment securities and $133,742,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $55,694,000 of which $11,880,000, $1,257,000 and $42,557,000 will expire on November 30, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2001
Assets
Investment in securities, at value (including securities loaned of $17,578) (cost $2,246,318) - See accompanying schedule		$ 2,308,270
Receivable for investments sold		13,512
Receivable for fund shares sold		7,381
Dividends receivable		2,087
Interest receivable		896
Total assets		2,332,146
Liabilities
Payable for investments purchased	$ 19,578
Payable for fund shares redeemed	2,858
Accrued management fee	1,078
Distribution fees payable	1,115
Other payables and accrued expenses	463
Collateral on securities loaned, at value	18,805
Total liabilities		43,897
Net Assets		$ 2,288,249
Net Assets consist of:
Paid in capital		$ 2,302,188
Undistributed net investment income		2,463
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(78,354)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		61,952
Net Assets		$ 2,288,249

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($121,213 ÷ 10,470 shares)	$11.58
Maximum offering price per share (100/94.25 of $11.58)	$12.29
Class T: Net Asset Value and redemption price per share ($1,255,118 ÷ 109,023 shares)	$11.51
Maximum offering price per share (100/96.50 of $11.51)	$11.93
Class B: Net Asset Value and offering price per share ($426,547 ÷ 37,575 shares) A	$11.35
Class C: Net Asset Value and offering price per share ($290,249 ÷ 25,562 shares) A	$11.35
Institutional Class: Net Asset Value, offering price and redemption price per share ($195,122 ÷ 16,684 shares)	$11.70

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2001
Investment Income Dividends		$ 19,338
Interest		6,968
Security lending		65
Total income		26,371
Expenses
Management fee	$ 9,479
Transfer agent fees	3,672
Distribution fees	10,424
Accounting and security lending fees	373
Non-interested trustees' compensation	5
Custodian fees and expenses	50
Registration fees	176
Audit	30
Legal	6
Miscellaneous	178
Total expenses before reductions	24,393
Expense reductions	(459)	23,934
Net investment income		2,437
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(53,676)
Foreign currency transactions	(4)
Futures contracts	(2,638)	(56,318)
Change in net unrealized appreciation (depreciation) on investment securities		(13,814)
Net gain (loss)		(70,132)
Net increase (decrease) in net assets resulting from operations		$ (67,695)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 2,437	$ (2,222)
Net realized gain (loss)	(56,318)	(1,146)
Change in net unrealized appreciation (depreciation)	(13,814)	59,723
Net increase (decrease) in net assets resulting from operations	(67,695)	56,355
Share transactions - net increase (decrease)	1,499,618	15,062
Total increase (decrease) in net assets	1,431,923	71,417
Net Assets
Beginning of period	856,326	784,909
End of period (including undistributed net investment income (loss) of $2,463 and $(45), respectively)	$ 2,288,249	$ 856,326

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.87	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income E	.06	.02	.01
Net realized and unrealized gain (loss)	(.35)	1.11	.73
Total from investment operations	(.29)	1.13	.74
Net asset value, end of period	$ 11.58	$ 11.87	$ 10.74
Total Return B, C, D	(2.44)%	10.52%	7.40%
Ratios to Average Net Assets G
Expenses before expense reductions	1.13%	1.16%	1.25% A
Expenses net of voluntary waivers, if any	1.13%	1.16%	1.25% A
Expenses net of all reductions	1.10%	1.13%	1.23% A
Net investment income	.50%	.15%	.10% A
Supplemental Data
Net assets, end of period (in millions)	$ 121	$ 48	$ 45
Portfolio turnover rate	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.83	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	(.01)	(.01)
Net realized and unrealized gain (loss)	(.35)	1.12	.73
Total from investment operations	(.32)	1.11	.72
Net asset value, end of period	$ 11.51	$ 11.83	$ 10.72
Total Return B, C, D	(2.70)%	10.35%	7.20%
Ratios to Average Net Assets G
Expenses before expense reductions	1.34%	1.38%	1.46% A
Expenses net of voluntary waivers, if any	1.34%	1.38%	1.46% A
Expenses net of all reductions	1.31%	1.35%	1.45% A
Net investment income (loss)	.29%	(.07)%	(.12)% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,255	$ 323	$ 286
Portfolio turnover rate	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 10.67	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.06)	(.06)
Net realized and unrealized gain (loss)	(.33)	1.10	.73
Total from investment operations	(.36)	1.04	.67
Net asset value, end of period	$ 11.35	$ 11.71	$ 10.67
Total Return B, C, D	(3.07)%	9.75%	6.70%
Ratios to Average Net Assets G
Expenses before expense reductions	1.88%	1.89%	1.97% A
Expenses net of voluntary waivers, if any	1.88%	1.89%	1.97% A
Expenses net of all reductions	1.85%	1.86%	1.96% A
Net investment income (loss)	(.25)%	(.58)%	(.63)% A
Supplemental Data
Net assets, end of period (in millions)	$ 427	$ 274	$ 272
Portfolio turnover rate	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.72	$ 10.68	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.06)	(.06)
Net realized and unrealized gain (loss)	(.35)	1.10	.74
Total from investment operations	(.37)	1.04	.68
Net asset value, end of period	$ 11.35	$ 11.72	$ 10.68
Total Return B, C, D	(3.16)%	9.74%	6.80%
Ratios to Average Net Assets G
Expenses before expense reductions	1.84%	1.86%	1.96% A
Expenses net of voluntary waivers, if any	1.84%	1.86%	1.96% A
Expenses net of all reductions	1.81%	1.83%	1.94% A
Net investment income (loss)	(.21)%	(.55)%	(.61)% A
Supplemental Data
Net assets, end of period (in millions)	$ 290	$ 162	$ 156
Portfolio turnover rate	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.95	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income D	.10	.06	.04
Net realized and unrealized gain (loss)	(.35)	1.12	.73
Total from investment operations	(.25)	1.18	.77
Net asset value, end of period	$ 11.70	$ 11.95	$ 10.77
Total Return B, C	(2.09)%	10.96%	7.70%
Ratios to Average Net Assets F
Expenses before expense reductions	.78%	.81%	.95% A
Expenses net of voluntary waivers, if any	.78%	.81%	.95% A
Expenses net of all reductions	.76%	.78%	.93% A
Net investment income	.85%	.50%	.40% A
Supplemental Data
Net assets, end of period (in millions)	$ 195	$ 49	$ 26
Portfolio turnover rate	97%	107%	67% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, market discount, contingent interest, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 218,000	$ -
Class T	.25%	.25%	4,252,000	-
Class B	.75%	.25%	3,635,000	2,726,000
Class C	.75%	.25%	2,319,000	805,000
			$ 10,424,000	$ 3,531,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 511,000	$ 234,000
Class T	832,000	255,000
Class B	927,000	927,000*
Class C	54,000	54,000*
	$ 2,324,000	$ 1,470,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 226,000.26
Class T	1,844,000.22
Class B	929,000.25
Class C	507,000.22
Institutional Class	166,000.16
	$ 3,672,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,545,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $450,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $8,000. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 1,000

8. Other Information.

At the end of the period, one shareholder held more than 10% of the total outstanding shares of the fund totaling 22%.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2001	2000	2001	2000
Class A Shares sold	8,367	1,847	$ 99,052	$ 20,896
Shares redeemed	(1,939)	(2,010)	(22,472)	(21,689)
Net increase (decrease)	6,428	(163)	$ 76,580	$ (793)
Class T Shares sold	98,948	16,011	$ 1,172,240	$ 182,980
Shares redeemed	(17,275)	(15,338)	(202,067)	(164,695)
Net increase (decrease)	81,673	673	$ 970,173	$ 18,285
Class B Shares sold	19,782	7,636	$ 229,912	$ 85,911
Shares redeemed	(5,631)	(9,651)	(63,739)	(103,086)
Net increase (decrease)	14,151	(2,015)	$ 166,173	$ (17,175)
Class C Shares sold	15,846	6,973	$ 183,972	$ 78,175
Shares redeemed	(4,089)	(7,799)	(46,211)	(84,102)
Net increase (decrease)	11,757	(826)	$ 137,761	$ (5,927)
Institutional Class Shares sold	15,785	2,923	$ 185,221	$ 34,207
Shares redeemed	(3,189)	(1,244)	(36,290)	(13,535)
Net increase (decrease)	12,596	1,679	$ 148,931	$ 20,672

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 9, 2002

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Charles A. Mangum, Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADGFI-ANN-0102 152783
1.733549.102

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